AS FILED WITH THE SEC ON __________.                  REGISTRATION NO. 333-01031

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------


                        POST-EFFECTIVE AMENDMENT NO. 4 TO


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2
                                  ------------


                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
                              (Exact Name of Trust)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)
                                PRUDENTIAL PLAZA
                          NEWARK, NEW JERSEY 07102-3777
                                 (201) 802-6000

          (Address and telephone number of principal executive offices)

                                  ------------


                             C. CHRISTOPHER SPRAGUE
                            ASSISTANT GENERAL COUNSEL
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               100 MULBERRY STREET
                                3 GATEWAY CENTER
                          NEWARK, NEW JERSEY 07102-4077
                     (Name and address of agent for service)

                                  ------------




It is proposed that this filing will become effective (check appropriate space):

    | |  immediately upon filing pursuant to paragraph (b) of Rule 485


    |X|  on April 30, 1999 pursuant to paragraph (b) of Rule 485
                  (date)

    | |  60 days after filing pursuant to paragraph (a)(1) of Rule 485



    | |  on                            pursuant to paragraph (a)(1) of Rule 485
            ------------------------
                 (date)

                              CROSS REFERENCE SHEET
                          [AS REQUIRED BY FORM N-8B-2]

N-8B-2 ITEM
NUMBER         LOCATION
-----------    --------

   1.          Cover Page

   2.          Cover Page

   3.          Not Applicable

   4.          Sale of the Contract and Sales Commissions

   5.          The Prudential Variable Contract Account GI-2

   6.          The Prudential Variable Contract Account GI-2

   7.          Not Applicable

   8.          Not Applicable

   9.          Litigation

   10. Brief Description of the Group Contract and Certificate; How Prudential Issues Certificates; Applicant Owner Provision; A "Free Look" Period; Procedures; Premiums; Effective Date of Insurance; How You Can Change the Way Prudential Allocates Future Premium Payments; How You Can Transfer Amounts In Your Certificate Fund From One Investment Option to Another; Dollar Cost Averaging; Death Benefits; Changes in Face Amount; Charges and Expenses; Reduction of Charges; Dividends or Experience Credits; Cash Surrender Value; Full Surrenders; Paid-Up Coverage; Partial Withdrawals; Loans; Telephone and Electronic Transactions; Lapse; Termination of a Group Contractholder's Participation in Group Contract; Participants Who Are No Longer Eligible Group Members; Options on Termination of Coverage; Reinstatement; Tax Treatment of Certificate Benefits; ERISA Considerations; When Proceeds Are Paid; Beneficiary; Incontestability; Misstatement of Age; Suicide Exclusion; Assignment; Voting Rights; Substitution of Fund Shares; Additional Insurance Benefits

   11. Brief Description of the Group Contract and Certificate; The Prudential Variable Contract Account GI-2; The Funds

   12. Cover Page; Brief Description of the Group Contract and Certificate; The Funds; Sale of the Contract and Sales Commissions

   13.         Brief Description of the Group Contract and Certificate;
               Premiums; Reduction of Charges; Sale of the Contract

N-8B-2 ITEM
NUMBER         LOCATION
-----------    --------

               and Sales Commissions

   14. Brief Description of the Group Contract and Certificate; How Prudential Issues Certificates; Procedures

   15.         Brief Description of the Group Contract and Certificate;
               Procedures; How You Can Change the Way Prudential Allocates Future Premium Payments; How You Can Transfer Amounts In Your Certificate Fund From One Investment Option to Another

   16. Brief Description of the Group Contract and Certificate; Detailed Information About the Certificates

   17. Death Benefits; Full Surrenders; Partial Withdrawals; Loans; When Proceeds Are Paid

   18.         The Prudential Variable Contract Account GI-2; The Funds

   19.         Reports

   20.         Not Applicable

   21.         Loans

   22.         Not Applicable

   23.         Not Applicable

   24.         Incontestability; Misstatement of Age; Suicide Exclusion;
               Assignment

   25.         The Prudential Insurance Company of America

   26.         The Funds; Charges and Expenses

   27. General Information About Prudential; The Prudential Variable Contract Account GI-2, and The Variable Investment Options under the Certificates

   28. The Prudential Insurance Company of America; Directors and Officers of Prudential

   29.         The Prudential Insurance Company of America

   30.         Not Applicable

   31.         Not Applicable

   32.         Not Applicable

N-8B-2 ITEM
NUMBER         LOCATION
-----------    --------

   33.         Not Applicable

   34.         Not Applicable

   35.         The Prudential Insurance Company of America

   36.         Not Applicable

   37.         Not Applicable

   38.         Sale of the Contract and Sales Commissions

   39.         Sale of the Contract and Sales Commissions

   40.         Not Applicable

   41.         Sale of the Contract and Sales Commissions

   42.         Not Applicable

   43.         Not Applicable

   44. Brief Description of the Group Contract and Certificate; The Funds; Premiums; Cash Surrender Value

   45.         Not Applicable

   46. Brief Description of the Group Contract and Certificate; The Prudential Variable Contract Account GI-2; The Funds; Death Benefits; Full Surrenders; Partial Withdrawals

   47.         The Prudential Variable Contract Account GI-2; The Funds

   48.         Not Applicable

   49.         Not Applicable

   50.         Not Applicable

   51. Brief Description of the Group Contract and Certificate; Detailed Information About the Certificates

   52.         Substitution of Fund Shares

   53.         Tax Treatment of Certificate Benefits; ERISA Considerations

   54.         Not Applicable

   55.         Not Applicable

N-8B-2 ITEM
NUMBER         LOCATION
-----------    --------

   56.         Not Applicable

   57.         Not Applicable

   58.         Not Applicable


   59. Financial Statements of The Prudential Variable Contract Account GI-2; Consolidated Financial Statements of The Prudential Insurance Company of America and Subsidiaries

                                     PART I

                            INFORMATION IN PROSPECTUS

PROSPECTUS
May 1, 1999

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI - 2

GROUP VARIABLE UNIVERSAL LIFE INSURANCE

This document is a prospectus. It tells you about GROUP VARIABLE UNIVERSAL LIFE INSURANCE contracts offered by The Prudential Insurance Company of America ("Prudential," "we," "our," or "us") for insurance programs that are sponsored by groups.


We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under a Group Contract. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant. Certain Group Contracts may also permit a Participant to apply for separate insurance coverage for his or her dependents.


The Group Contracts and Certificates provide life insurance protection with flexible premium payments and a choice of underlying investment options. The Death Benefit and Cash Surrender Value will change daily, depending on the performance of the investment options you select. The Death Benefit will usually not be less than the Face Amount of the Certificate. Surrenders, partial withdrawals and loans are available but certain rules and limits apply to how they work.


We have tried to make this prospectus easy to understand. Still, the meaning of some terms are special because they describe concepts used mostly in insurance contracts. To help you understand what these terms mean, we added a DEFINITIONS OF SPECIAL TERMS section on page 97. It's easy to recognize a defined term - we capitalize them.

A WORD ABOUT REPLACING YOUR LIFE INSURANCE. You should know that, most times, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage - either by asking for a new policy or by buying additional insurance - than it is for you to replace a policy. In that way, you don't lose benefits under the policy you already have.


If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax advisor.

YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS DOCUMENT WILL BE FOLLOWED BY PROSPECTUSES FOR EACH OF THE FUNDS UNDER THE GROUP PROGRAM THAT WILL BE AVAILABLE TO YOU. FOR SOME GROUP CONTRACTS, THIS PROSPECTUS WILL BE ACCOMPANIED BY A SUPPLEMENT THAT DESCRIBES THE UNIQUE FEATURES OF THE GROUP CONTRACT AND CERTIFICATES. FOR THOSE GROUP CONTRACTS, THE PROSPECTUS AND THE SUPPLEMENT TOGETHER PROVIDE ALL THE INFORMATION YOU NEED TO KNOW ABOUT GROUP VARIABLE UNIVERSAL LIFE INSURANCE, AND YOU SHOULD READ THEM TOGETHER.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    The Prudential Insurance Company of America
                                                 751 Broad Street

                                          Newark, New Jersey  07102-3777
                                             Telephone (800) 562-9874


The SEC maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding issuers that file electronically with the SEC. You may also obtain and copy information at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information. You may obtain copies of available information upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


GL.99.562

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


The Prudential Variable Contract Account GI-2 (called the "Separate Account") has 131 variable investment options. We call each option a "Subaccount." We will invest the assets of each Subaccount in The Prudential Series Fund, Inc. (called the "Series Fund") or in certain other mutual fund portfolios. When we refer to "Funds" in this prospectus, we mean all or any of these funds.


We will permit each Group Contractholder to choose up to 20 of these Funds. The Series Fund Money Market Portfolio must be one of the selected Funds. Generally, half of the Funds selected by the Group Contractholder must be from the Series Fund.

You may then choose as investment options from among the Funds selected by your Group Contractholder. You may also choose to invest in the Fixed Account. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%.)

Once you select the investment options you want, Prudential will direct your premium payments to the Subaccount associated with those Funds or to the Fixed Account.


We describe the Funds chosen by your Group Contractholder briefly in the section called "THE FUNDS." It starts on page 23. We will send you a prospectus for each Fund selected by your Group Contractholder. The Fund prospectuses tell you about the objectives and policies for each Fund, as well as about the risks of investing in each Fund.

                                TABLE OF CONTENTS

                                                                            PAGE

BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATE....................... 1

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES.....................17

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE
   CONTRACT ACCOUNT GI-2, AND THE VARIABLE INVESTMENT OPTIONS
   UNDER THE CERTIFICATES.....................................................22
         The Prudential Insurance Company of America..........................22
         The Prudential Variable Contract Account GI-2........................23
         The Funds............................................................23
         The Fixed Account....................................................55

DETAILED INFORMATION ABOUT THE CERTIFICATES...................................56
         How Prudential Issues Certificates...................................56
         A "Free Look" Period.................................................57
         Procedures...........................................................57
         Premiums.............................................................58
         Effective Date of Insurance..........................................59
         How Prudential Will Deposit and Invest Premium Payments..............59
         How You Can Change the Way Prudential Allocates
              Future Premium Payments.........................................60
         How You Can Transfer Amounts in Your Certificate Fund
              from One Investment Option to Another...........................60
         Dollar Cost Averaging................................................61
         Death Benefits.......................................................62
         Changes in Face Amount...............................................64
         Charges and Expenses.................................................65
         Reduction of Charges.................................................69
         Dividends or Experience Credits......................................70
         Cash Surrender Value.................................................70
         Full Surrenders......................................................71
         Paid-up Coverage.....................................................71
         Partial Withdrawals..................................................72
         Loans................................................................72
         Telephone and Electronic Transactions................................74
         Lapse................................................................74
         Termination of a Group Contractholder's Participation in the
            Group Contract....................................................75
         Participants Who Are No Longer Eligible Group Members................75
         Options on Termination of Coverage...................................76
         Reinstatement........................................................78
         Tax Treatment of Certificate Benefits................................78
         ERISA Considerations.................................................81

         When Proceeds Are Paid...............................................84
         Beneficiary..........................................................84
         Incontestability.....................................................84
         Misstatement of Age..................................................85
         Suicide Exclusion....................................................85
         Modes of Settlement..................................................85
         Assignment...........................................................87
         Applicant Owner Provision............................................87
         Voting Rights........................................................87
         Substitution of Fund Shares..........................................89
         Additional Insurance Benefits........................................89
         Reports..............................................................90
         Sale of the Contract and Sales Commissions...........................91
         Ratings and Advertisements...........................................92
         Services Performed by Third Parties..................................92
         State Regulation.....................................................92
         Experts..............................................................93
         Litigation...........................................................93
         The Year 2000 Issue..................................................94
         Subsequent Events....................................................96

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS..........................97

DIRECTORS AND OFFICERS OF PRUDENTIAL.........................................100

FINANCIAL STATEMENTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2.........A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
     COMPANY OF AMERICA AND SUBSIDIARIES......................................B1


YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IN ANY JURISDICTION WHERE AN OFFERING MAY NOT BE LAWFULLY MADE. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS AND ANY SUPPLEMENT TO IT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATE

In this section of the prospectus, we answer some questions that are frequently asked about Group Variable Universal Life Insurance. You can find more detailed information on later pages of the prospectus.

The Group Contract and Certificate provide even more detailed information. You will get a Certificate if you buy the Group Variable Universal Life Insurance.

WHAT IS A GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT?

It is an insurance contract issued by Prudential to the group that sponsors the Group Variable Universal Life Insurance program. Often, the group that sponsors a program is an employer. Other groups, such as membership associations, may also sponsor programs.

The Group Contract states all the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

HOW DOES PRUDENTIAL CALCULATE THE CERTIFICATE'S DEATH BENEFIT?

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will calculate the Death Benefit like this:

o The DEATH BENEFIT is the Face Amount of insurance PLUS the value of your Certificate Fund on the date of your death MINUS any Certificate Debt and outstanding charges.

(In some cases, we will increase the Death Benefit to an amount that is more than the Face Amount plus the value of the Certificate Fund. We will do that to make sure that the Certificate meets the definition of "life insurance" under the Internal Revenue Code. We will still deduct any Certificate Debt and outstanding charges.)

The CERTIFICATE FUND consists of the Net Premiums that we invest in the investment options you selected. Prudential will deduct its charges for the insurance from the Certificate Fund. The value of the Certificate Fund will change each day based on the performance of those investment options and to reflect the deduction of daily charges.


See the DEATH BENEFITS section on page 62.


HOW DOES PRUDENTIAL CALCULATE THE CASH SURRENDER VALUE OF THE CERTIFICATE?

Prudential calculates the Cash Surrender Value of a Certificate like this:

o The CASH SURRENDER VALUE is the value of the Certificate Fund on the day of the surrender MINUS any Certificate Debt and outstanding charges.

(Under the terms of some Group Contracts, Prudential is permitted to also deduct a charge for the surrender. The charge may be up to $20.)


See the CASH SURRENDER VALUE section on page 70.


WHAT PREMIUMS MUST I PAY?

You can usually choose how often you pay premiums and the amount of premiums. Prudential will keep your insurance in force as long as the balance in your Certificate Fund is enough to pay the charges that are due to Prudential each month. Prudential may also require you to pay a minimum initial premium.

If the balance in your Certificate Fund is not enough to pay any month's charges, you must make a premium payment that is enough to bring your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.


See the PREMIUMS section on page 58.


WHAT INVESTMENT OPTIONS ARE AVAILABLE?

The Separate Account has Subaccounts. We invest the assets of each Subaccount in its corresponding Fund.

We permit each Group Contractholder to choose up to 20 of these Funds for the Group Contractholder's Participants to invest in. The Series Fund Money Market Portfolio must be one of the selected Funds. And generally, half of the Funds selected by the Group Contractholder must be from the Series Fund.

Instead of choosing Funds for itself, a Group Contractholder may ask Prudential to present it with one or more predetermined groups of Funds for the Group Contractholder's Participants to invest in.

We will not permit a Group Contractholder to substitute other Funds for Funds it has already selected (whether the Group Contractholder chose its own Funds or selected a predetermined group of Funds). But, if a Group Contractholder chooses fewer than 20 Funds, we will permit that Group Contractholder to select additional Funds.


You may invest only in the Funds chosen by your Group Contractholder and in the Fixed Account. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%. See THE FIXED ACCOUNT section on page 55.)


We recommend that the Group Contractholder get advice from an investment advisor when choosing the investment options for its Participants.


See THE FUNDS section on page 23. Each Fund prospectus provides more detailed information about the specific Fund.


DOES GROUP VARIABLE UNIVERSAL LIFE INSURANCE OFFER CHOICE AND FLEXIBILITY IN THE AMOUNT OF INSURANCE PROTECTION I CAN GET?

Yes. The Death Benefit under a Certificate includes, among other things, the value of your Certificate Fund. The value of your Certificate Fund will vary with the investment performance of the investment options you select. So, your Death Benefit could grow more than it could under a certificate that does not include investment options. But, the Death Benefit may also go down if the investment options in your Certificate Fund have poor investment performance.

You choose how to invest the amount you have in your Certificate Fund. You may choose more aggressive Funds or less aggressive Funds. What you choose depends on your personal circumstances and your investment objectives and how they may change over time.


If you prefer to avoid or reduce the risks that come with investing in the Funds, you can choose to direct some or all of the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than 4%. See THE FIXED ACCOUNT section on page 55.


WHAT CHARGES DOES PRUDENTIAL MAKE?

We deduct certain charges from each premium payment that you make and from the amounts that are held in each investment option. These charges compensate us for insurance costs, risks and expenses.

All charges made by Prudential are described in detail in the CHARGES AND EXPENSES section on page 65. This chart briefly outlines the charges that may be made:


--------------------------------------------------------------------------------
     YOU MAKE A PREMIUM PAYMENT.
--------------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
     THEN, PRUDENTIAL DEDUCTS THESE CHARGES:

     o A CHARGE FOR TAXES ON PREMIUM PAYMENTS. Currently, this charge is 2.6%, but some Group Contracts may permit a charge up to 5.35%. We reserve the right to increase this charge if the cost of our taxes related to premium payments increases. (In some states, this charge is known as a premium-based administrative charge.)

     o A PROCESSING CHARGE of up to $2. (Under some Group Contracts, this charge is waived.)


     o A SALES CHARGE of up to 3 1/2%. (Under some Group Contracts, this charge is waived.)

--------------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
     THE REMAINDER IS YOUR NET PREMIUM



     This is the amount that you can invest in one or more of the investment options selected by your Group Contractholder.
--------------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
     DAILY CHARGES


     After your Net Premium is directed to your investment option(s), Prudential deducts these DAILY CHARGES from the Subaccounts (but not from the Fixed Account):


     o A DAILY CHARGE for mortality and expense risks. This charge is deducted from the assets of the Subaccount(s) that correspond to the Fund(s) you selected.

         Currently, this charge is equivalent to an effective annual rate of 0.45%. Prudential guarantees that this charge will not be more than an effective annual rate of 0.90%.

     o A DAILY CHARGE for investment management fees and expenses. These charges are deducted from the assets of the Fund(s) you selected. The Funds set these charges.




     In 1998, the total expenses (after expense reimbursement) of the Funds ranged from 0.37% to 1.98% of their average net assets.

--------------------------------------------------------------------------------

                                       |
                                       |
--------------------------------------------------------------------------------
     MONTHLY CHARGES

     Prudential deducts these charges from your Certificate Fund each month:

     o A CHARGE FOR ADMINISTRATIVE EXPENSES. Currently, this charge may be up to $3 per month. Prudential guarantees that it will not be more than $6 per month.

     o    A CHARGE FOR THE COST OF INSURANCE.

     o A CHARGE FOR ANY ADDITIONAL INSURANCE BENEFITS not already included in the charge for the cost of insurance.

     Under some Group Contracts, Prudential may deduct these charges more or less frequently.
--------------------------------------------------------------------------------
                                       |
                                       |
--------------------------------------------------------------------------------
     POSSIBLE ADDITIONAL CHARGES

     Some Group Contracts may also permit Prudential to make the following TRANSACTION CHARGES:

     o    When you use the DOLLAR COST AVERAGING feature.

     o When you ask Prudential to REALLOCATE the way your premium payments will be invested.

     o When you SURRENDER your Certificate Fund or when you make a WITHDRAWAL from it. The charge can be up to $20 or 2% of the amount you surrender or withdraw, whichever amount is less.


     o Each time you take a LOAN from your Certificate Fund. The charge may be up to $20.


     o Each time you request an ADDITIONAL STATEMENT about your Certificate Fund. The charge may be up to $20.

     o When you request MORE THAN 12 TRANSFERS BETWEEN INVESTMENT OPTIONS in a Certificate Year. The charge may be up to $20 for each transfer after the 12th one.

     Also, Prudential has the right to make a charge for any taxes that may be imposed on the operations of the Separate Account.
--------------------------------------------------------------------------------

CAN I MAKE WITHDRAWALS FROM THE CERTIFICATE FUND?


Yes. You may request a partial withdrawal from the Certificate Fund. You may also surrender your insurance and receive its Cash Surrender Value. See the PARTIAL WITHDRAWALS section on page 72 and the FULL SURRENDERS section on page 71.


CAN I TAKE LOANS?

Yes. You may borrow money from your Certificate Fund. The Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

When you take a loan from your Certificate Fund, here's what happens:

     o The amount of the loan is transferred from your investment options to a Loan Account. This Loan Account is still part of your Certificate Fund.

     o The Loan Account earns interest at an effective annual rate that is usually 2% less than the rate Prudential charges as interest on the loan.

The term "Certificate Debt" is used to mean any outstanding loan plus its accrued interest. Certificate Debt is deducted from any amount payable at the Covered Person's death. It is also deducted from the Certificate's Cash Surrender Value.

HOW IS MY INSURANCE COVERAGE AFFECTED WHEN I AM NO LONGER A MEMBER OF THE GROUP?

Each Group Contract has different rules. Under some Group Contracts, you may continue your insurance even though you are no longer part of the group. The charges for continued insurance may be higher.

You may also surrender the insurance for its Cash Surrender Value, elect to use the Cash Surrender Value to buy Paid-up Coverage, or convert the insurance to an individual life insurance policy.


See the OPTIONS ON TERMINATION OF COVERAGE section on page 76.


WHAT IS THE FEDERAL INCOME TAX STATUS OF AMOUNTS RECEIVED UNDER THE CERTIFICATE?

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the death benefit is fixed instead of variable). Here's what that means:

     o First, the Death Benefit is generally not included in the gross income of the beneficiary.

     o Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains.

     o Third, surrenders and partial withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income.

     o    Fourth, loans are not generally treated as distributions.


See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 78. You should consult your tax advisor for guidance on your specific situation.

WHAT ARE THE FUNDS' CHARGES?




The following table summarizes the fee and expense information for the Funds. For more information about the Funds, see THE FUNDS section on page 23.



===================================================================================================================
                                                                                                    TOTAL FUND
                                                     INVESTMENT                                   ANNUAL EXPENSES
                      FUNDS                          MANAGEMENT       12B-1      OTHER            (AFTER EXPENSE
                                                         FEE          FEES     EXPENSES         REIMBURSEMENTS) (1)
===================================================================================================================
THE PRUDENTIAL SERIES FUND, INC.
 Conservative Balanced Portfolio (2)                    0.55%          -         0.02%                0.57%
 Diversified Bond Portfolio (2)                         0.40%          -         0.02%                0.42%
 Equity Portfolio (2)                                   0.45%          -         0.02%                0.47%
 Equity Income Portfolio (2)                            0.40%          -         0.02%                0.42%
 Flexible Managed Portfolio (2)                         0.60%          -         0.01%                0.61%
 Global Portfolio (2)                                   0.75%          -         0.11%                0.86%
 Government Income Portfolio (2)                        0.40%          -         0.03%                0.43%
 High Yield Bond Portfolio (2)                          0.55%          -         0.03%                0.58%
 Money Market Portfolio (2)                             0.40%          -         0.01%                0.41%
 Natural Resources Portfolio (2)                        0.45%          -         0.04%                0.49%
 Prudential Jennison Portfolio (2)                      0.60%          -         0.03%                0.63%
 Small Capitalization Stock Portfolio (2)               0.40%          -         0.07%                0.47%
 Stock Index Portfolio (2)                              0.35%          -         0.02%                0.37%
 Zero Coupon Bond 2005 Portfolio (2)                    0.40%          -         0.21%                0.61%

------------------------------------------------------------------------------------------------------------------


===================================================================================================================
                                                                                                    TOTAL FUND
                                                     INVESTMENT                                   ANNUAL EXPENSES
                      FUNDS                          MANAGEMENT       12B-1      OTHER            (AFTER EXPENSE
                                                         FEE          FEES     EXPENSES         REIMBURSEMENTS) (1)
===================================================================================================================
AIM VARIABLE INSURANCE FUNDS, INC.
 AIM V.I. Capital Appreciation Fund                     0.62%          -         0.05%                0.67%
 AIM V.I. Diversified Income Fund                       0.60%          -         0.17%                0.77%
 AIM V.I. Global Utilities Fund                         0.65%          -         0.46%                1.11%
 AIM V.I. Government Securities Fund                    0.50%          -         0.26%                0.76%
 AIM V.I. Growth Fund                                   0.64%          -         0.08%                0.72%
 AIM V.I. Growth and Income Fund                        0.61%          -         0.04%                0.65%
 AIM V.I. International Equity Fund                     0.75%          -         0.16%                0.91%
 AIM V.I. Value Fund                                    0.61%          -         0.05%                0.66%
------------------------------------------------------------------------------------------------------------------
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
 Global Bond Portfolio (3)                              0.64%          -         0.29%                0.93%
 Global Dollar Government Portfolio (3)                 0.39%          -         0.56%                0.95%
 Growth Portfolio (3)                                   0.75%          -         0.12%                0.87%
 Growth and Income Portfolio (3)                        0.63%          -         0.10%                0.73%
 International Portfolio (3)                            0.58%          -         0.37%                0.95%
 Premier Growth Portfolio (3)                           0.97%          -         0.09%                1.06%
 Quasar  Portfolio (3)                                  0.73%          -         0.22%                0.95%
 Real Estate Investment Portfolio (3)                   0.08%          -         0.87%                0.95%
 Technology Portfolio (3)                               0.81%          -         0.14%                0.95%
 U.S. Government/High Grade
   Securities Portfolio (3)                             0.60%          -         0.18%                0.78%
 Utility Income Portfolio (3)                           0.58%          -         0.37%                0.95%
 Worldwide Privatization Portfolio (3)                  0.25%          -         0.70%                0.95%
-------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 VP Balanced Portfolio (4)                               N/A           -          N/A                 1.00%
 VP International Portfolio (4)                          N/A           -          N/A                 1.50%
 VP Value Portfolio (4)                                  N/A           -          N/A                 1.00%
-------------------------------------------------------------------------------------------------------------------
BERGER INSTITUTIONAL PRODUCTS TRUST
 Berger IPT - 100 Fund (5)                              0.75%          -         0.25%                1.00%
 Berger IPT - Growth and Income Fund (6)                0.75%          -         0.25%                1.00%
 Berger IPT - Small Company Growth Fund (7)             0.90%          -         0.25%                1.15%
 Berger/BIAM IPT - International Fund (8)               0.90%          -         0.30%                1.20%

-------------------------------------------------------------------------------------------------------------------


===================================================================================================================
                                                                                                    TOTAL FUND
                                                     INVESTMENT                                   ANNUAL EXPENSES
                      FUNDS                          MANAGEMENT       12B-1      OTHER            (AFTER EXPENSE
                                                         FEE          FEES     EXPENSES         REIMBURSEMENTS) (1)
===================================================================================================================
DREYFUS FUNDS
 Capital Appreciation Portfolio                         0.75%          -         0.06%                0.81%
 Disciplined Stock Portfolio                            0.75%          -         0.13%                0.88%
 Growth and Income Portfolio                            0.75%          -         0.03%                0.78%
 International Equity Portfolio                         0.75%          -         0.24%                0.99%
 International Value Portfolio                          1.00%          -         0.29%                1.29%
 Quality Bond Portfolio                                 0.65%          -         0.08%                0.73%
 Small Cap Portfolio                                    0.75%          -         0.02%                0.77%
 Small Company Stock Portfolio                          0.75%          -         0.23%                0.98%
 Socially Responsible Growth Fund                       0.75%          -         0.05%                0.80%
 Special Value Portfolio                                0.75%          -         0.08%                0.83%
-------------------------------------------------------------------------------------------------------------------
FRANKLIN(R) TEMPLETON(R):  TEMPLETON VARIABLE
PRODUCTS SERIES FUND (CLASS 2 SHARES)
 Templeton Asset Allocation Fund (9)                    0.60%        0.25%       0.18%                1.03%
 Templeton Bond Fund (10)                               0.50%        0.15%       0.23%                0.88%
 Templeton Developing Markets Fund (9)                  1.25%        0.25%       0.41%                1.91%
 Templeton International Fund (9)                       0.69%        0.25%       0.17%                1.11%
 Templeton Stock Fund (9)                               0.70%        0.25%       0.19%                1.14%
-------------------------------------------------------------------------------------------------------------------
INVESCO VARIABLE INVESTMENT FUNDS, INC.
 VIF-Blue Chip Growth Fund (11) (12)                    0.85%          -         0.72%                1.57%
 VIF-Dynamics Fund (11) (12)                            0.60%          -         0.85%                1.45%
 VIF-Equity Income Fund (11) (12)                       0.75%          -         0.18%                0.93%
 VIF-Health Sciences Fund (11) (12)                     0.75%          -         0.52%                1.27%
 VIF-High Yield Fund (12)                               0.60%          -         0.47%                1.07%
 VIF-Small Company Growth Fund (11) (12)                0.75%          -         1.12%                1.87%
 VIF-Technology Fund (11) (12)                          0.75%          -         0.65%                1.40%
 VIF-Total Return Fund (11) (12)                        0.75%          -         0.42%                1.17%
 VIF-Utilities Fund (11) (12)                           0.60%          -         0.48%                1.08%
-------------------------------------------------------------------------------------------------------------------
JANUS ASPEN SERIES
 Aggressive Growth Portfolio (13)                       0.72%          -         0.03%                0.75%
 Balanced Portfolio (13)                                0.72%          -         0.02%                0.74%
 Flexible Income Portfolio                              0.65%          -         0.08%                0.73%
 Growth Portfolio (13)                                  0.65%          -         0.03%                0.68%
 High-Yield Portfolio (13)                              0.00%          -         1.00%                1.00%
 International Growth Portfolio (13)                    0.66%          -         0.20%                0.86%
 Worldwide Growth Portfolio (13)                        0.65%          -         0.07%                0.72%
-------------------------------------------------------------------------------------------------------------------


===================================================================================================================
                                                                                                    TOTAL FUND
                                                     INVESTMENT                                   ANNUAL EXPENSES
                      FUNDS                          MANAGEMENT       12B-1      OTHER            (AFTER EXPENSE
                                                         FEE          FEES     EXPENSES         REIMBURSEMENTS) (1)
===================================================================================================================
J.P. MORGAN SERIES TRUST II
 J.P. Morgan Bond Portfolio (14)                        0.30%          -         0.45%                0.75%
 J.P. Morgan Equity Portfolio (14)                      0.40%          -         0.50%                0.90%
 J.P. Morgan International Opportunities
   Portfolio (14)                                       0.60%          -         0.60%                1.20%
 J.P. Morgan Small Company Portfolio (14)               0.60%          -         0.55%                1.15%
-------------------------------------------------------------------------------------------------------------------
KEMPER VARIABLE SERIES
 Blue Chip Portfolio (15)                               0.65%          -         0.11%                0.76%
 Contrarian Value Portfolio (15)                        0.75%          -         0.03%                0.78%
 Government Securities Portfolio                        0.55%          -         0.11%                0.66%
 Growth Portfolio                                       0.60%          -         0.05%                0.65%
 High Yield Portfolio                                   0.60%          -         0.05%                0.65%
 Horizon 5 Portfolio (15)                               0.60%          -         0.06%                0.66%
 Horizon 10+ Portfolio (15)                             0.60%          -         0.04%                0.64%
 International Portfolio                                0.75%          -         0.18%                0.93%
 Investment Grade Bond Portfolio (15)                   0.60%          -         0.07%                0.67%
 Small Cap Growth Portfolio                             0.65%          -         0.05%                0.70%
 Small Cap Value Portfolio (15)                         0.75%          -         0.05%                0.80%
 Total Return Portfolio                                 0.55%          -         0.05%                0.60%
 Value + Growth Portfolio (15)                          0.75%          -         0.03%                0.78%
-------------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES, INC.
 Emerging Markets Portfolio (16)                        1.00%        0.25%       0.35%                1.60%
 Equity Portfolio (16)                                  0.75%        0.25%       0.25%                1.25%
 International Equity Portfolio (16)                    0.75%        0.25%       0.25%                1.25%
 Small Cap Portfolio (16)                               0.75%        0.25%       0.25%                1.25%
-------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST(SM)
 MFS Bond Series (17) (18)                              0.60%          -         0.42%                1.02%
 MFS Capital Opportunities Series (17) (18)             0.75%          -         0.27%                1.02%
 MFS Emerging Growth Series (17)                        0.75%          -         0.10%                0.85%
 MFS Global Government Series (17) (18)                 0.75%          -         0.26%                1.01%
 MFS Growth With Income Series (17)                     0.75%          -         0.13%                0.88%
 MFS High Income Series (17) (18)                       0.75%          -         0.28%                1.03%
 MFS Research Series (17)                               0.75%          -         0.11%                0.86%
 MFS Total Return Series (17) (18)                      0.75%          -         0.16%                0.91%
 MFS Utilities Series (17) (18)                         0.75%          -         0.26%                1.01%
------------------------------------------------------------------------------------------------------------------


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

===================================================================================================================
                                                                                                    TOTAL FUND
                                                     INVESTMENT                                   ANNUAL EXPENSES
                      FUNDS                          MANAGEMENT       12B-1      OTHER            (AFTER EXPENSE
                                                         FEE          FEES     EXPENSES         REIMBURSEMENTS) (1)
===================================================================================================================
NEUBERGER BERMAN ADVISORS MANAGEMENT
TRUST ("AMT") (19)
 AMT Balanced Portfolio                                 0.85%          -         0.18%                1.03%
 AMT Growth Portfolio                                   0.83%          -         0.09%                0.92%
 AMT Limited Maturity Bond Portfolio                    0.65%          -         0.11%                0.76%
 AMT Partners Portfolio                                 0.78%          -         0.06%                0.84%
------------------------------------------------------------------------------------------ ------------------------
THE ROYCE PORTFOLIOS
 Royce Micro-Cap Portfolio (20)                         1.25%          -         0.10%                1.35%
 Royce Premier Portfolio (20)                           1.00%          -         0.35%                1.35%
 Royce Total Return Portfolio (20)                      1.00%          -         0.35%                1.35%
-------------------------------------------------------------------------------------------------------------------
SCUDDER VARIABLE LIFE INVESTMENT FUND
(CLASS B SHARES)
 Balanced Portfolio                                    0.475%        0.00%      0.082%                0.56%
 Bond Portfolio                                        0.475%        0.00%      0.094%                0.57%
 Capital Growth Portfolio                              0.466%        0.25%      0.037%                0.75%
 Global Discovery Portfolio (21)                       0.975%        0.25%      0.815%                2.04%
 Growth & Income Portfolio                             0.475%        0.23%      0.086%                0.79%
 International Portfolio                               0.867%        0.23%      0.177%                1.28%
-------------------------------------------------------------------------------------------------------------------
THE STRONG FUNDS
 Strong Discovery Fund II (22)                          1.00%          -         0.18%                1.18%
 Strong Mid Cap Growth Fund II (22) (23)                1.00%          -         0.20%                1.20%
 Strong International Stock Fund II (22) (24)           1.00%          -         0.62%                1.62%
 Strong Opportunity Fund II (22)                        1.00%          -         0.16%                1.16%
-------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE VARIABLE FUNDS
 Equity Income Portfolio (25)                           0.85%          -         0.00%                0.85%
 International Stock Portfolio (25)                     1.05%          -         0.00%                1.05%
 Limited-Term Bond Portfolio (25)                       0.70%          -         0.00%                0.70%
 Mid-Cap Growth Portfolio (25)                          0.85%          -         0.00%                0.85%
 New America Growth Portfolio (25)                      0.85%          -         0.00%                0.85%
 Personal Strategy Balanced Portfolio (25)              0.90%          -         0.00%                0.90%
-------------------------------------------------------------------------------------------------------------------


===================================================================================================================
                                                                                                    TOTAL FUND
                                                     INVESTMENT                                   ANNUAL EXPENSES
                      FUNDS                          MANAGEMENT       12B-1      OTHER            (AFTER EXPENSE
                                                         FEE          FEES     EXPENSES         REIMBURSEMENTS) (1)
===================================================================================================================
WARBURG PINCUS TRUST I
 Emerging Markets Portfolio (26)                        0.20%          -         1.20%                1.40%
 International Equity Portfolio                         1.00%          -         0.33%                1.33%
 Post-Venture Capital Portfolio (26)                    1.08%          -         0.32%                1.40%
 Small Company Growth Portfolio                         0.90%          -         0.24%                1.14%
WARBURG PINCUS TRUST II
 Fixed Income Portfolio (27)                            0.20%          -         0.79%                0.99%
 Global Fixed Income Portfolio (27)                     0.48%          -         0.51%                0.99%
-------------------------------------------------------------------------------------------------------------------

(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) With respect to the Prudential Series Fund, Inc. portfolios, except for the Global Portfolio, Prudential reimburses a portfolio when its ordinary operating expenses, excluding taxes, interest, and brokerage commissions exceed 0.75% of the portfolio's average daily net assets. The amounts listed for the portfolios under Other Expenses are based on amounts incurred in the last fiscal year.

(3) Total Fund Annual Expenses for the Alliance Variable Products Series Fund, Inc. are stated net of expenses waived or reimbursed. The expenses of the following Portfolios, before expense reimbursements, would be: Global Bond
     Portfolio: investment management fee 0.65%, other expenses 0.52% and total fund annual expenses 1.17%; Global Dollar Government Portfolio: investment management fee 0.75%, other expenses 1.00% and total fund annual expenses 1.75%; Growth Portfolio: investment management fee 0.75%, other expenses 0.12% and total fund annual expenses 0.87%; Growth and Income Portfolio: investment management fee 0.625%, other expenses 0.105% and total fund annual expenses 0.73%; International Portfolio: investment management fee 1.00%, other expenses 0.37% and total fund annual expenses 1.37%; Premier Growth Portfolio: investment management fee 1.00%, other expenses 0.09% and total fund annual expenses 1.09%; Quasar Portfolio: investment management fee 1.00%, other expenses 0.30% and total fund annual expenses 1.30%; Real Estate Investment Portfolio: investment management fee 0.90%, other expenses 0.87% and total fund annual expenses 1.77%; Technology Portfolio: investment management fee 1.00%, other expenses 0.20% and total fund annual expenses 1.20%; U.S. Government/High Grade Securities Portfolio: investment management fee 0.60%, other expenses 0.31% and total fund annual expenses 0.91%; Utility Income Portfolio: investment management fee 0.75%, other expenses 0.60% and total fund annual expenses 1.35%; and Worldwide Privatization Portfolio: investment management fee 1.00%, other expenses 0.70% and total fund annual expenses 1.70%.

(4)  Fees for the American Century Variable Portfolios, Inc. are all-inclusive.

(5) Under a written contract, the Berger IPT - 100 Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 2.88%.

(6) Under a written contract, the Berger IPT - Growth and Income Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 1.99%.

(7) Under a written contract, the Berger IPT - Small Company Growth Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.15%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 2.19%.

(8) Under a written contract, the Berger/BIAM IPT - International Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.20%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 2.85%.

(9) Class 2 of the Templeton Variable Products Series Templeton Asset Allocation Fund, Templeton Developing Markets Fund, Templeton International Fund, and Templeton Stock Fund has a distribution plan or "Rule 12b-1 Plan" which is described in the Fund's prospectus. Expenses may vary.

(10) Class 2 of the Templeton Variable Products Series Templeton Bond Fund has a distribution plan or "Rule 12b-1 Plan" which is described in the Fund's prospectus. Because no Class 2 shares were issued as of December 31, 1998, figures (other than "Rule 12b-1 Fees") are based on the Fund's Class 1 expenses for the fiscal year ended December 31, 1998, plus Class 2's maximum annual Rule 12b-1 fee of 0.15%. Expenses may vary.

(11) Certain expenses of the VIF-Blue Chip Growth Fund, the VIF-Dynamics Fund, the VIF-Equity Income Fund, the VIF-Health Sciences Fund, the VIF-Small Company Growth Fund, the VIF-Technology Fund, the VIF-Total Return Fund, and the VIF-Utilities Fund for the INVESCO Variable Investment, Inc. are being voluntarily absorbed by INVESCO. If such expenses had not been voluntarily absorbed, the ratio of expenses to average net assets for

     Blue Chip Growth, Dynamics, Equity Income, Health Sciences, Small Company Growth, Technology, Total Return and Utilities Portfolios would have been 12.29%, 15.01%, 1.17%, 4.32%, 12.67%, 6.60%, 1.24% and 1.84%, respectively.

(12) Each actual Total Fund Operating Expenses for the INVESCO Variable Investment Funds, Inc. were lower than the figures shown, because their transfer agent fees and/or custodian fees were reduced under expense offset arrangements. Because of SEC requirements, the figures shown do not reflect these reductions.

(13) All expenses are stated with contractual waivers and fee reductions by Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth, International Growth and Worldwide Growth Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the other waivers and fee reductions until at least the next annual renewal of the advisory agreement. Without such waivers and fee reductions, the Total Fund Annual Expenses would have been: 0.75% for Aggressive Growth; 0.74% for Balanced; 0.73% for Flexible Income; 0.75% for Growth; 2.11% for High-Yield; 0.95% for International Growth; and 0.74% for Worldwide Growth Portfolios.

(14) The information in the J.P. Morgan Series Trust II section of the foregoing table has been restated to reflect an agreement by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the Trust to the extent certain expenses exceed in any fiscal year 0.75%, 0.90%, 1.20% and 1.15% of the average daily net assets of J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio, J.P. Morgan International Opportunities Portfolio and J.P. Morgan Small Company Portfolio, respectively. Without such reimbursements, total fund annual expenses would have been 1.02% for the J.P. Morgan Bond Portfolio, 1.48% for the J.P. Morgan Equity Portfolio, 3.26% for the J.P. Morgan International Opportunities Portfolio and 3.43% for the J.P. Morgan Small Company Portfolio.

(15) Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing on the date of this prospectus, to limit their respective fees and to reimburse other operating expenses, in a manner communicated to the Board of the Fund, to the extent necessary to limit total operating expenses of the following described Portfolios to the amounts set forth after the Portfolio names: Kemper Value + Growth Portfolio (.84%), Kemper Contrarian Value Portfolio (.80%), Kemper Small Cap Value Portfolio (.84%), Kemper Horizon 5 Portfolio (.97%), Kemper Horizon 10+ Portfolio (.83%), Kemper Investment Grade Bond Portfolio (.80%), and Kemper Blue Chip Portfolio (.95%). The amounts set forth in the table above reflect actual expenses for the past fiscal year, which were lower than these expense limits.

(16) Lazard Asset Management, the Fund's Investment Manager, agrees to reimburse the Emerging Markets Portfolio, Equity Portfolio, International Equity Portfolio and Small Cap Portfolio through December 31, 1999 to the extent Total Fund Annual Expenses exceed 1.60%, 1.25%, 1.25% and 1.25%, respectively, of the Portfolio's average daily net assets. Absent such an agreement with the Investment Manager, the actual Total Fund Annual Expenses for the year ended December 31, 1998 would have been: 14.37% for the Emerging Markets Portfolio, 21.32% for the Equity Portfolio, 48.67% for the International Equity Portfolio, and 16.20% for the Small Cap Portfolio.

(17) Each series in the MFS(R) Variable Insurance Trust(sm) has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

(18) MFS has agreed to bear expenses for these series, subject to reimbursement by these series, such that each such series' "Other Expenses" shall not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.40% for the Bond Series, and 0.25% for each remaining series, except for the Emerging Growth Series, the Research Series, and the Growth With Income Series, which have no such limitation. The payments made by MFS on behalf of each series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS or December 31, 2004. Without such waivers and fee reductions, the Total Fund Annual Expenses would have been: 1.23% for Bond Series; 1.11% for Capital Opportunities Series; 1.11% for Global Government Series; 0.96% for High Income Series; 0.91% for Total Return Series; and 0.98% for Utilities Series Portfolios.

(19) Neuberger Berman Advisers Management Trust is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management/ Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by the corresponding Series. Similarly, the figures reported under "Other Expenses" include all other expenses of the Portfolio and its corresponding Series.

(20) Royce & Associates, Inc., the Royce Portfolios' investment adviser, has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Net Annual Operating Expense ratio at or below 1.35% through December 31, 1999. Absent such waivers and fee reductions, the Total Fund Annual Expenses would have been: 2.59% for Royce Micro-Cap; 7.05% for Royce Premier; and 18.08% for Royce Total Return Portfolios.

(21) Until April 30, 1998, the Adviser for the Scudder Variable Life Investment Fund-(Class B Shares) agreed to waive a portion of its management fee to the extent necessary to limit the expenses of the Global Discovery Portfolio to 1.50% of average daily net assets. As a result, net 1998 expenses were: management fee 0.92% and total expenses 1.98%. The Scudder Variable Life Investment Fund (Class B Shares) section of the chart above shows the expenses without this expense limitation.

(22) Fees and expenses for all Strong Funds are calculated on an annualized basis as of December 31, 1998 through the fiscal year end.

(23) The Strong Mid Cap Growth Fund II advisor may from time to time voluntarily limit expenses of the fund. During 1998, the advisor absorbed expenses of 0.24%. If these expenses had not been absorbed, Total Fund Annual Expenses would have equaled 1.44%.

(24) The Strong International Stock Fund II advisor may from time to time voluntarily limit expenses of the fund. During 1998, the advisor absorbed expenses of 0.06%. If these expenses had not been absorbed, Total Fund Annual Expenses would have equaled 1.68%.

(25) The investment management fee for all Portfolios in the T. Rowe Price Variable Funds includes the ordinary expenses of operating the Portfolios. Fees and expenses are for the year ended December 31, 1998.

(26) Absent the waiver of fees and reimbursement of expenses by the Warburg Pincus Trust I investment adviser and co-administrator, the investment management fee would have equaled 1.25% and 1.25%; other expenses would have equaled 6.96% and 0.45%; and total fund annual expenses would have equaled 8.21% and 1.70% for the Emerging Markets and Post-Venture Capital Portfolios, respectively, based on actual fees and expenses for the fiscal year ended December 31, 1998. Fee waivers and expense reimbursements or credits may be discontinued at any time.

(27) Absent the waiver of fees and reimbursement of expenses by the Warburg Pincus Trust II investment adviser and co-administrator, investment management fees would have equaled 0.50% and 1.00%, other expenses would have equaled 4.82% and 2.99% and total portfolio annual expenses would have equaled 5.32% and 3.99% for the Fixed Income and Global Fixed Income Portfolios, respectively, based on actual fees and expenses for the fiscal year ended December 31, 1998. Fee waivers and expense reimbursements or credits may be discontinued at any time.

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES

On the next several pages, we show you two examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of your Group Contract.

ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

o The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

o    The Face Amount of insurance under the Certificate is $100,000.

o The Participant paid a premium of $1,200 when the Certificate was first issued. He or she pays the same premium amount each year on the Certificate Anniversary.

ILLUSTRATION #1

In Illustration #1, we assumed that the CURRENT CHARGES Prudential deducts would stay the same as long as the Certificate remains in effect. Accordingly, we assumed the following charges:

o The charge deducted from each premium payment for taxes on premium payments is 2.6%.

o    Prudential deducts no sales charge from premium payments.

o    Prudential deducts no processing charge from premium payments.

o    Each month, Prudential deducts a $3 charge for administrative expenses.

o Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

o    Prudential does not deduct a surrender charge.

o The Participant has current standardized cost of insurance charges from the following table, which is excerpted from Table I under Section 79 of the Internal Revenue Code:

                              MONTHLY CURRENT COST
                               OF INSURANCE RATES

                      -------------------------------------
                        AGE              RATE PER THOUSAND
                                            DOLLARS OF
                                            INSURANCE
                      -------------------------------------
                      40 to 44                 $0.17
                      -------------------------------------
                      45 to 49                 $0.29
                      -------------------------------------
                      50 to 54                 $0.48
                      -------------------------------------
                      55 to 59                 $0.75
                      -------------------------------------
                      60 to 64                 $1.17
                      -------------------------------------
                      65 to 69                 $2.10
                      -------------------------------------
                      70 to 79                 $3.76
                      -------------------------------------


ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of current charges, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made.

Here's what we assumed:

o The charge deducted from each premium payment for taxes on premium payments is 2.6%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

o    Prudential deducts a sales charge equal to 3.5% from each premium payment.

o    Prudential deducts a processing charge of $2 from each premium payment.

o    Each month, Prudential deducts a $6 charge for administrative expenses.

o Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

o The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioner's Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO").)

o Prudential deducts a charge upon surrender equal to the lesser of $20 or 2% of the amount surrendered.


ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 131 Funds available under Group Variable Universal Life Insurance. (We used all 131 only for the purpose of this illustration. As we told you earlier in this prospectus, Prudential will permit each Group Contractholder to make no more than 20 Funds available to its Participants.)

Each illustration shows three different assumptions about the investment performance - or "investment return" - of the Funds. The three different assumptions are:

o    gross annual rate of return is 0%

o    gross annual rate of return is 4.5%

o    gross annual rate of return is 9%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

o    The first column shows the CERTIFICATE YEAR.

o The second column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

o The next three columns show what the DEATH BENEFIT would be for each of the three investment return assumptions (0%, 4.5% and 9%).

o The last three columns show what the CASH SURRENDER VALUE would be for each of the three investment return assumptions (0%, 4.5% and 9%).

You should note that:

o    Both "gross" and "net" investment returns are shown.

o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

     - Fund investment management fees and other expenses were assumed to equal 0.94% per year, which was the average Fund expense in 1998.

     - For Illustration #1, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #1, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.39%, 3.11% and 7.61%.

     - For Illustration #2, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #2, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.84%, 2.66% and 7.16%.

o The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

o    We assumed no loans or partial withdrawals were taken.

o    Neither illustration reflects Dividends or Experience Credits.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.

                                                           ILLUSTRATION #1

                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40
                                       ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                                                    USING CURRENT EXPENSE CHARGES

                                                 Death Benefit (1)                          Cash Surrender Value (1)
                             --------------------------------------------------   ------------------------------------------------
                                        Assuming Hypothetical Gross (and Net)          Assuming Hypothetical Gross (and Net)
                                            Annual Investment Return of                    Annual Investment Return of
  End of       Premiums      --------------------------------------------------   ------------------------------------------------
Certificate   Accumulated        0% Gross         4.5% Gross         9% Gross         0% Gross        4.5% Gross        9% Gross
   Year      at 4% per year    (-1.39%) Net      (3.11% Net)        (7.61% Net)     (-1.39%) Net      (3.11% Net)      (7.61% Net)
-----------  --------------  ---------------    ---------------   -------------   ---------------    --------------   ------------
     1           $1,248         $100,914           $100,961          $101,008            $914              $961           $1,008
     2            2,546          101,816            101,952           102,093           1,816             1,952            2,093
     3            3,896          102,705            102,974           103,260           2,705             2,974            3,260
     4            5,300          103,582            104,028           104,516           3,582             4,028            4,516
     5            6,760          104,446            105,114           105,868           4,446             5,114            5,868
     6            8,278          105,156            106,088           107,172           5,156             6,088            7,172
     7            9,857          105,856            107,092           108,576           5,856             7,092            8,576
     8           11,499          106,546            108,127           110,087           6,546             8,127           10,087
     9           13,207          107,226            109,195           111,712           7,226             9,195           11,712
    10           14,984          107,897            110,295           113,462           7,897            10,295           13,462
    15           24,989          110,015            115,100           123,039          10,015            15,100           23,039
    20           37,163          110,425            118,948           134,896          10,425            18,948           34,896
    25           51,974          108,376            120,705           148,952           8,376            20,705           48,952
    30           69,994                0 (2)        116,715           162,473               0 (2)        16,715           62,473
    35           91,918                0                  0 (2)       169,916               0                 0 (2)       69,916
    40          118,592                0                  0           180,656               0                 0           80,656

(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES
OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.


                                                                 T1

                                                           ILLUSTRATION #2

                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40
                                       ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                                                  USING MAXIMUM CONTRACTUAL CHARGES

                                               Death Benefit (1)                               Cash Surrender Value (1)
                             --------------------------------------------------   ---------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                                         Annual Investment Return of                         Annual Investment Return of
  End of       Premiums      --------------------------------------------------   ---------------------------------------------
Certificate   Accumulated       0% Gross         4.5% Gross        9% Gross        0% Gross       4.5% Gross       9% Gross
   Year      at 4% per year    (-1.84%) Net      (2.66% Net)      (7.16% Net)     (-1.84%) Net    (2.66% Net)     (7.16% Net)
-----------  --------------  -----------------  ------------     -------------    ------------    -----------     -----------
     1           $1,248         $100,564         $100,601          $100,639           $553             $589             $626
     2            2,546          101,079          101,179           101,283          1,059            1,159            1,263
     3            3,896          101,539          101,726           101,926          1,519            1,706            1,906
     4            5,300          101,945          102,240           102,566          1,925            2,220            2,546
     5            6,760          102,293          102,717           103,200          2,273            2,697            3,180
     6            8,278          102,580          103,149           103,821          2,560            3,129            3,801
     7            9,857          102,805          103,535           104,428          2,785            3,515            4,408
     8           11,499          102,964          103,869           105,013          2,944            3,849            4,993
     9           13,207          103,055          104,145           105,572          3,035            4,125            5,552
    10           14,984          103,073          104,354           106,096          3,053            4,334            6,076
    15           24,989          101,731          103,944           107,662          1,711            3,924            7,642
    20           37,163                0 (2)            0 (2)       105,703              0 (2)            0 (2)        5,683
    25           51,974                0                0                 0 (2)          0                0                0 (2)
    30           69,994                0                0                 0              0                0                0
    35           91,918                0                0                 0              0                0                0
    40          118,592                0                0                 0              0                0                0

(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES
OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.


                                                                 T2

GENERAL INFORMATION ABOUT:

o    PRUDENTIAL
o    THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
o    THE VARIABLE INVESTMENT OPTIONS UNDER THE CERTIFICATES

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The Prudential Insurance Company of America ("Prudential" or the "Company") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval, all of which could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.

The plan of reorganization, which has not been developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts and issue years of their policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the Company's subsidiaries would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contract owners of Prudential's subsidiaries. Eligible policyholders would generally include employers, associations, other groups, and trusts established by or for such entities, that own group policies issued by Prudential, and generally would include Group Contractholders. The individuals covered under a group plan, such as the Participants under a Group Contract, generally would not be eligible to receive stock or other consideration from Prudential.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies including as depositor, adviser, and principal underwriter.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

The Prudential Variable Contract Account GI-2 (the "Separate Account") was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a "separate account" under the federal securities laws. The Separate Account holds assets that are segregated from all of Prudential's other assets.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Separate Account. Prudential will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Separate Account's assets may include funds contributed by Prudential to commence operation of the Separate Account and may include accumulations of the charges Prudential makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential's general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Separate Account.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential. There are currently 131 Subaccounts within the Separate Account, each of which invests in a corresponding Fund. Prudential reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

THE FUNDS

Set out below is a list of each Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives, principal strategies and fees are as follows:

CONSERVATIVE BALANCED PORTFOLIO: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

EQUITY INCOME PORTFOLIO: The investment objective is both current income and capital appreciation. The Portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") or the NYSE Composite Index.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

GOVERNMENT INCOME PORTFOLIO: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio invests primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government.

HIGH YIELD BOND PORTFOLIO: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

NATURAL RESOURCES PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

PRUDENTIAL JENNISON PORTFOLIO: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

SMALL CAPITALIZATION STOCK PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalization.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

ZERO COUPON BOND 2005 PORTFOLIO: The investment objective of this portfolio is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. The Portfolio invests primarily in debt obligations of the U.S. Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations.

Prudential is the investment adviser of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a service agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a subadvisory agreement with its wholly-owned subsidiary Jennison Associates LLC ("Jennison"), under which Jennison provides investment advisory services for the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC and Jennison are registered as investment advisers under the Investment Advisers Act of 1940.

================================================ =================== ================== ==============================
                                                                                                  Total Fund
                                                     Investment                                 Annual Expenses
                      FUNDS                          Management             Other               (After Expense
                                                         Fee              Expenses              Reimbursements)
------------------------------------------------ ------------------- ------------------ ------------------------------
THE SERIES FUND
 Conservative Balanced Portfolio (1)                    0.55%              0.02%                    0.57%
 Diversified Bond Portfolio (1)                         0.40%              0.02%                    0.42%
 Equity Portfolio (1)                                   0.45%              0.02%                    0.47%
 Equity Income Portfolio (1)                            0.40%              0.02%                    0.42%
 Flexible Managed Portfolio (1)                         0.60%              0.01%                    0.61%
 Global Portfolio (1)                                   0.75%              0.11%                    0.86%
 Government Income Portfolio (1)                        0.40%              0.03%                    0.43%
 High Yield Bond Portfolio (1)                          0.55%              0.03%                    0.58%
 Money Market Portfolio (1)                             0.40%              0.01%                    0.41%
 Natural Resources Portfolio (1)                        0.45%              0.04%                    0.49%
 Prudential Jennison Portfolio (1)                      0.60%              0.03%                    0.63%
 Small Capitalization Stock Portfolio (1)               0.40%              0.07%                    0.47%
 Stock Index Portfolio (1)                              0.35%              0.02%                    0.37%
 Zero Coupon Bond 2005 Portfolio (1)                    0.40%              0.21%                    0.61%

================================================ =================== ================== ==============================

(1) SERIES FUND. With respect to the Series Fund portfolios, except for the Global Portfolio, Prudential reimburses a portfolio when its ordinary operating expenses, excluding taxes, interest, and brokerage commissions exceed 0.75% of the portfolio's average daily net assets. The amounts listed for the portfolios under Other Expenses are based on amounts incurred in the last fiscal year.

AIM VARIABLE INSURANCE FUNDS, INC.

The portfolios of the AIM Variable Insurance Funds, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

AIM V.I. CAPITAL APPRECIATION FUND: The fund's investment objective is growth of capital through investment in common stocks, with emphasis on medium- and small-sized growth companies.


AIM V.I. DIVERSIFIED INCOME FUND: The fund's investment objective is to achieve a high level of current income.

AIM V.I. GLOBAL UTILITIES FUND: The fund's investment objectives are to achieve a high level of current income and secondarily, growth of capital, by investing primarily in the common and preferred stocks of public utility companies (either domestic or foreign).

AIM V.I. GOVERNMENT SECURITIES FUND: The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.

AIM V.I. GROWTH FUND: The fund's investment objective is to seek growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum.

AIM V.I. GROWTH AND INCOME FUND: The fund's primary investment objective is growth of capital with a secondary objective of current income.

AIM V.I. INTERNATIONAL EQUITY FUND: The fund's investment objective is to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. VALUE FUND: The fund's investment objective is to achieve long-term growth of capital by investing primarily in equity securities judged by the fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

A I M Advisors, Inc. ("AIM") serves as the investment advisor to each Fund. AIM's principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.



=========================================================================================
                     FUNDS                   MANAGEMENT        OTHER       TOTAL FUND
                                                FEE          EXPENSES    ANNUAL EXPENSES
-----------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS, INC.
AIM V.I. Capital Appreciation Fund             0.62%           0.05%          0.67%
AIM V.I. Diversified Income Fund               0.60%           0.17%          0.77%
AIM V.I. Global Utilities Fund                 0.65%           0.46%          1.11%
AIM V.I. Government Securities Fund            0.50%           0.26%          0.76%
AIM V.I. Growth Fund                           0.64%           0.08%          0.72%
AIM V.I. Growth and Income Fund                0.61%           0.04%          0.65%
AIM V.I. International Equity Fund             0.75%           0.16%          0.91%
AIM V.I. Value Fund                            0.61%           0.05%          0.66%

=========================================================================================


ALLIANCE CAPITAL

The portfolios of the Alliance Variable Products Series Fund, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

GLOBAL BOND PORTFOLIO: Seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO: Seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed-income securities denominated only in U.S. dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal.

GROWTH PORTFOLIO: Seeks long-term growth of capital by investing primarily in common stocks and other equity securities.

GROWTH AND INCOME PORTFOLIO: Seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

INTERNATIONAL PORTFOLIO: Seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

PREMIER GROWTH PORTFOLIO: Seeks growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. This portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

QUASAR PORTFOLIO: Seeks growth of capital by pursuing aggressive investment policies. This portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

REAL ESTATE INVESTMENT PORTFOLIO: Seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

TECHNOLOGY PORTFOLIO: Seeks growth of capital through investment in companies expected to benefit from advances in technology. This portfolio will invest principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO: Seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities and other high grade debt securities.

UTILITY INCOME PORTFOLIO: Seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the "utilities industry." The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. The utilities industry consists of companies engaged in the manufacture, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communications equipment and services, and in the provision of other utility or utility-related goods and services.

WORLDWIDE PRIVATIZATION PORTFOLIO: Seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.

Alliance Capital Management L.P. ("Alliance") is the investment adviser to each of the above-mentioned funds. Alliance's principal business address is 1345 Avenue of the Americas, New York, New York 10105. The principal underwriter of the funds is Alliance Fund Distributors, Inc., a subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105.

=============================================================================================================
                                                                                               TOTAL FUND
                                                         INVESTMENT                          ANNUAL EXPENSES
                         FUNDS                           MANAGEMENT          OTHER           (AFTER EXPENSE
                                                            FEE            EXPENSES          REIMBURSEMENTS)
-------------------------------------------------------------------------------------------------------------
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
Global Bond Portfolio (1)                                   0.64%            0.29%                0.93%
Global Dollar Government Portfolio (1)                      0.39%            0.56%                0.95%
Growth Portfolio (1)                                        0.75%            0.12%                0.87%
Growth and Income Portfolio (1)                             0.63%            0.10%                0.73%
International Portfolio (1)                                 0.58%            0.37%                0.95%
Premier Growth Portfolio (1)                                0.97%            0.09%                1.06%
Quasar Portfolio (1)                                        0.73%            0.22%                0.95%
Real Estate Investment Portfolio (1)                        0.08%            0.87%                0.95%
Technology Portfolio (1)                                    0.81%            0.14%                0.95%
U.S. Government/High Grade Securities
  Portfolio (1)                                             0.60%            0.18%                0.78%
Utility Income Portfolio (1)                                0.58%            0.37%                0.95%
Worldwide Privatization Portfolio (1)                       0.25%            0.70%                0.95%
==============================================================================================================

(1) Net of expenses waived or reimbursed. The expenses of the following Portfolios, before expense reimbursements, would be: Global Bond Portfolio: investment management fee 0.65%, other expenses 0.52% and total fund annual expenses 1.17%; Global Dollar Government Portfolio: investment management fee 0.75%, other expenses 1.00% and total fund annual expenses 1.75%; Growth Portfolio: investment management fee 0.75%, other expenses 0.12% and total fund annual expenses 0.87%; Growth and Income Portfolio: investment management fee 0.625%, other expenses 0.105% and total fund annual expenses 0.73%; International Portfolio: investment management fee 1.00%, other expenses 0.37% and total fund annual expenses 1.37%; Premier Growth
     Portfolio: investment management fee 1.00%, other expenses 0.09% and total fund annual expenses 1.09%; Quasar Portfolio: investment management fee 1.00%, other expenses 0.30% and total fund annual expenses 1.30%; Real Estate Investment Portfolio: investment management fee 0.90%, other expenses 0.87% and total fund annual expenses 1.77%; Technology Portfolio: investment management fee 1.00%, other expenses 0.20% and total fund annual expenses 1.20%; U.S. Government/High Grade Securities Portfolio: investment management fee 0.60%, other expenses 0.31% and total fund annual expenses 0.91%; Utility Income Portfolio: investment management fee 0.75%, other expenses 0.60% and total fund annual expenses 1.35%; and Worldwide Privatization Portfolio: investment management fee 1.00%, other expenses 0.70% and total fund annual expenses 1.70%.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

The portfolios of American Century Variable Portfolios, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

VP BALANCED PORTFOLIO: The investment objective of the VP Balanced Portfolio is capital growth and current income. Management of the Portfolio intends to maintain approximately 60% of the Portfolio's assets in the equity securities described in the prospectus, and intends to maintain approximately 40% of the Portfolio's assets in fixed income securities.

VP INTERNATIONAL PORTFOLIO: Seeks capital growth over time by investing in common stocks of foreign companies considered to have better-than-average prospects for appreciation.

VP VALUE PORTFOLIO: Seeks long-term capital growth with income as a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of well-established companies that are believed by management to be undervalued at the time of purchase.

The investment adviser for each fund is American Century Investment Management, Inc. ("ACIM"). ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. Funds Distributor, Inc. distributes shares of American Century funds, and all sales of fund shares are subject to approval by Funds Distributor, Inc.

================================================================================

                         FUNDS                                      TOTAL FUND
                                                                 ANNUAL EXPENSES
--------------------------------------------------------------------------------
 AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  VP Balanced Portfolio (1)                                           1.00%
  VP International Portfolio (1)                                      1.50%
  VP Value Portfolio (1)                                              1.00%
================================================================================

(1)  Fees are all-inclusive.

THE BERGER FUNDS

The portfolios of the Berger Institutional Products Trust ("Berger IPT") in which the Separate Account may currently invest and their investment objectives and fees are as follows:

BERGER IPT - 100 FUND: The investment objective of the Berger IPT - 100 Fund is long term capital appreciation. The Berger IPT - 100 Fund seeks to achieve this objective by investing primarily in common stocks of established companies which are believed to offer favorable growth prospects. Current income is not an investment objective of the Berger IPT - 100 Fund, and any income produced will be a by-product of the effort to achieve the Fund's objective.

BERGER IPT - GROWTH AND INCOME FUND: The primary investment objective of the Berger IPT Growth and Income Fund is capital appreciation. A secondary objective is to provide a moderate level of current income. The Berger IPT - Growth and Income Fund seeks to achieve these objectives by investing primarily in common stocks and other securities, such as convertible securities and preferred stocks, which the Fund's advisor believes offer favorable growth prospects and are expected to also provide current income.

BERGER IPT - SMALL COMPANY GROWTH FUND: The investment objective of the Berger IPT - Small Company Growth Fund is capital appreciation. The Berger IPT - Small Company Growth Fund seeks to achieve this objective by investing primarily in equity securities (including common and preferred stocks, convertible debt securities and other securities having equity features) of small growth companies whose market capitalization, at the time of the initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(TM) Index.

BERGER/BIAM IPT - INTERNATIONAL FUND: The investment objective of the Berger/BIAM IPT International Fund is long- term capital appreciation. The Berger/BIAM IPT - International Fund seeks to achieve this objective by investing primarily in common stocks of well established companies located outside the United States. The Fund intends to diversify its holdings among several countries and to have, under normal market conditions, at least 65% of the Fund's total assets invested in the securities of companies located in at least five countries, not including the United States.

Berger Associates, Inc. ("Berger") is the investment adviser to the Berger IPT - 100 Fund, Berger IPT - Growth and Income Fund and Berger IPT - Small Company Growth Fund. BBOI Worldwide LLC ("BBOI"), a joint venture of Berger and Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), is the adviser to the Berger/BIAM IPT - International Fund, and BIAM serves as the Fund's subadviser. Berger Distributors, Inc., a wholly-owned subsidiary of Berger, is the principal underwriter for all of the portfolios of Berger IPT. The principal business address of Berger, BBOI and Berger Distributors, Inc. is 210 University Boulevard, Denver, Colorado 80206.


================================================================================================
                                                                                   TOTAL FUND
                                                   INVESTMENT                   ANNUAL EXPENSES
                        FUNDS                      MANAGEMENT       OTHER        (AFTER EXPENSE
                                                       FEE        EXPENSES      REIMBURSEMENTS)
------------------------------------------------------------------------------------------------
 BERGER INSTITUTIONAL PRODUCTS TRUST
  Berger IPT - 100 Fund (1)                           0.75%         0.25%            1.00%
  Berger IPT - Growth and Income Fund (2)             0.75%         0.25%            1.00%
  Berger IPT - Small Company Growth Fund (3)          0.90%         0.25%            1.15%
  Berger/BIAM IPT - International Fund (4)            0.90%         0.30%            1.20%

================================================================================================

(1) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 2.88%.

(2) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 1.99%.

(3) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.15%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 2.19%.

(4) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.20%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 2.85%.

DREYFUS CORPORATION FUNDS

The portfolios of the Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and the Dreyfus Stock Index Fund in which the Separate Account may currently invest and their investment objectives and fees are as follows:

CAPITAL APPRECIATION PORTFOLIO: Seeks to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. This portfolio invests primarily in the common stocks of domestic and foreign issuers.

DISCIPLINED STOCK PORTFOLIO: Seeks to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Index. This portfolio will use quantitative statistical modeling techniques to construct a portfolio in an attempt to achieve its investment objective, without assuming undue risk relative to the broad stock market.

GROWTH AND INCOME PORTFOLIO: Seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. This portfolio invests primarily in equity securities of domestic and foreign issuers. The portfolio also may invest in debt securities and money market instruments of domestic and foreign issuers.

INTERNATIONAL EQUITY PORTFOLIO: Seeks to maximize capital growth. This portfolio invests primarily in equity securities of foreign issuers located throughout the world.

INTERNATIONAL VALUE PORTFOLIO: Seeks long-term capital growth. This portfolio invests primarily in a portfolio of publicly-traded equity securities of foreign issuers which would be characterized as "value" companies according to criteria established by The Dreyfus Corporation.

QUALITY BOND PORTFOLIO: Seeks to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This portfolio invests principally in the debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and U.S. major banking institutions.

SMALL CAP PORTFOLIO: Seeks to maximize capital appreciation. This portfolio invests primarily in common stocks of domestic and foreign issuers. This portfolio will be particularly alert to companies that The Dreyfus Corporation considers to be emerging smaller-sized companies which are believed to be characterized by new or innovative products, services, or processes which should enhance prospects for growth in future earnings.

SMALL COMPANY STOCK PORTFOLIO: Seeks to provide investment results that are greater than the total return performance in publicly-traded common stocks in the aggregate, as represented by the Russell 2500(TM) Index. This portfolio invests primarily in a portfolio of equity securities of small to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500(TM) Index.

SOCIALLY RESPONSIBLE GROWTH FUND: The Fund's primary goal is to provide capital growth through equity investment in companies that, in the opinion of the Fund's management, not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal.

SPECIAL VALUE PORTFOLIO: Seeks to maximize total return, consisting of capital appreciation and current income. This portfolio follows an asset allocation strategy by investing in equity securities, debt securities and money market instruments of domestic and foreign issuers.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above mentioned portfolios and funds. Dreyfus' principal business address is 200 Park Avenue, New York, New York 10166. The principal underwriter of the portfolios and funds is Premier Mutual Fund Services, Inc., located at 60 State Street, Boston, Massachusetts 02109.


=================================================================================================
                                             INVESTMENT
                    FUNDS                    MANAGEMENT            OTHER           TOTAL FUND
                                                 FEE             EXPENSES        ANNUAL EXPENSES
-------------------------------------------------------------------------------------------------
 DREYFUS FUNDS
  Capital Appreciation Portfolio                0.75%              0.06%              0.81%
  Disciplined Stock Portfolio                   0.75%              0.13%              0.88%
  Growth and Income Portfolio                   0.75%              0.03%              0.78%
  International Equity Portfolio                0.75%              0.24%              0.99%
  International Value Portfolio                 1.00%              0.29%              1.29%
  Quality Bond Portfolio                        0.65%              0.08%              0.73%
  Small Cap Portfolio                           0.75%              0.02%              0.77%
  Small Company Stock Portfolio                 0.75%              0.23%              0.98%
  Socially Responsible Growth Fund              0.75%              0.05%              0.80%
  Special Value Portfolio                       0.75%              0.08%              0.83%

=================================================================================================


FRANKLIN TEMPLETON

The Class 2 portfolios of the Templeton Variable Products Series Fund in which the Separate Account may currently invest and their investment objectives and fees are as follows:

TEMPLETON ASSET ALLOCATION FUND: The fund's investment goal is high total return. Under normal market conditions, the fund will invest in equity and debt securities of any nation, including emerging markets, and in money market instruments.

TEMPLETON BOND FUND: The fund's investment goal is high current income. Capital appreciation is a secondary consideration. Under normal market conditions, the fund will invest at least 65% of its total assets in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets.

TEMPLETON DEVELOPING MARKETS FUND: The fund's investment goal is long-term capital appreciation. Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities that trade in emerging markets and are issued by companies that have their principal activities in emerging market countries.

TEMPLETON INTERNATIONAL FUND: The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including emerging markets.

TEMPLETON STOCK FUND: The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located anywhere in the world, including in the U.S. and emerging markets.

Templeton Investment Counsel, Inc. ("TICI") serves as the investment manager for the Asset Allocation Fund, Bond Fund, International Fund, and Stock Fund. TICI is a Florida corporation with offices at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. The Investment Manager for the Developing Markets Fund is Templeton Asset Management Ltd., a Singapore corporation with offices at 7 Temasek Blvd., #38-03, Suntec Tower One, Singapore 038987. The principal underwriter of the Funds is Franklin Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.


====================================================================================================
                                        INVESTMENT
                  FUNDS                 MANAGEMENT        12B-1          OTHER        TOTAL FUND
                                           FEE             FEES         EXPENSES    ANNUAL EXPENSES
----------------------------------------------------------------------------------------------------
 FRANKLIN(R) TEMPLETON(R):
 TEMPLETON VARIABLE PRODUCTS
 SERIES FUND (CLASS 2 SHARES)
   Templeton Asset Allocation
   Fund (1)                               0.60%            0.25%         0.18%           1.03%
   Templeton Bond Fund (2)                0.50%            0.15%         0.23%           0.88%
   Templeton Developing Markets
   Fund (1)                               1.25%            0.25%         0.41%           1.91%
   Templeton International Fund (1)       0.69%            0.25%         0.17%           1.11%
   Templeton Stock Fund (1)               0.70%            0.25%         0.19%           1.14%

====================================================================================================

(1) Class 2 of the Fund has a distribution plan or "Rule 12b-1 Plan" which is described in the Fund's prospectus. Expenses may vary.

(2) Class 2 of the Fund has a distribution plan or "Rule 12b-1 Plan" which is described in the Fund's prospectus. Because no Class 2 shares were issued as of December 31, 1998, figures (other than "Rule 12b-1 Fees") are based on the Fund's Class 1 expenses for the fiscal year ended December 31, 1998, plus Class 2's maximum annual Rule 12b-1 fee of 0.15%. Expenses may vary.


INVESCO FUNDS

The portfolios of the INVESCO Variable Investment Funds, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

VIF-BLUE CHIP GROWTH FUND: The Fund attempts to make your investment grow over the long term; current income is an additional goal.

The Fund invests primarily in common stocks of large companies with market capitalizations of more than $10 billion that have a history of consistent earnings growth regardless of business cycle. In addition, the Fund tries to identify companies that have -- or are expected to have -- growing earnings, revenues and strong cash flows. The Fund also examines a variety of industries and businesses, and seeks to purchase the securities of companies that we believe are best situated in their industry categories. We also consider the dividend payment record of the companies whose securities the Fund buys. The Fund also may invest in preferred stocks (which generally pay higher dividends than common stocks) and debt instruments that are convertible into common stocks, as well as in securities of foreign companies. In recent years, the core of the Fund's investments has been concentrated in the securities of three or four dozen large, high quality companies.

VIF-DYNAMICS FUND: The Fund attempts to make your investment grow over the long term. It is aggressively managed. Because its strategy includes many short-term factors -- including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions -- securities in its portfolio usually are bought and sold relatively frequently.

The Fund invests in a variety of securities that we believe present opportunities for capital growth -- primarily common stocks of companies traded on U.S. securities exchanges, as well as over-the-counter. The Fund also may invest in preferred stocks (which generally pay higher dividends than common stocks) and debt instruments that are convertible into common stocks, as well as in securities of foreign companies.

Because these companies are comparatively small, the prices of their securities tends to move up and down more rapidly than the securities prices of larger, more established companies. Therefore, the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

VIF-EQUITY INCOME FUND: The Fund normally invests at least 65% of its assets in dividend-paying common and preferred stocks, although in recent years that percentage has been somewhat higher. Stocks held by the Fund generally are expected to produce a relatively high level of income and a consistent, stable return. Although it focuses on the stocks of larger companies with a strong record of paying dividends, the Fund also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to stocks that can be traded easily in the United States; it may, however, invest in foreign securities in the form of American Depository Receipts (ADRs).

The rest of the Fund's assets are invested in debt securities, generally corporate bonds that are rated investment grade or better. The Fund also may invest up to 15% of its assets in lower-grade debt securities commonly known as "junk bonds," which generally offer higher interest rates, but are riskier investments than investment grade securities.

VIF-HEALTH SCIENCES FUND: The Fund seeks capital appreciation and invests primarily in the equity securities of companies that develop, produce or distribute products or services related to health care. These industries include, but are not limited to, medical equipment or supplies, pharmaceuticals, health care facilities, and applied research and development of new products or services.

The Fund normally invests at least 80% of its assets in companies doing business in the health sciences economic sector. The remainder of the Fund's assets are not required to be invested in the sector. To determine whether a potential investment is truly doing business in a particular sector, a company must meet at least one of the following tests:

     - At least 50% of its gross income or its net sales must come from activities in the sector;

     - At least 50% of its assets must be devoted to producing revenues from the sector; or

     - Based on other available information, we determine that its primary business is within the sector.

VIF-HIGH YIELD FUND: The Fund attempts to provide a high level of current income, with growth of capital as a secondary objective.

It invests substantially all of its assets in lower-rated debt securities, commonly called "junk bonds," and preferred stock, including securities issued by foreign companies. Although these securities carry with them higher risks, they generally provide higher yields - and therefore higher income - than higher-rated debt securities.

VIF-SMALL COMPANY GROWTH FUND: The Fund attempts to make your investment grow over the long term.

The Fund normally invests at least 80% of its assets in equity securities of companies with market capitalizations of $1 billion or less. INVESCO uses a bottom-up investment approach to the Fund's investment portfolio, focusing on companies that are in the developing stages of their life cycles. Using this approach, we try to identify companies that we believe are undervalued in the marketplace, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, or structural changes in the economy. The prices of securities issued by these small companies tend to rise and fall more rapidly than those of more established companies.

The remainder of the Fund's assets can be invested in a wide range of securities that may or may not be issued by small companies. In addition to equity securities, the Fund can invest in foreign securities and debt securities, including so-called "junk bonds."

VIF-TECHNOLOGY FUND: The Fund seeks capital appreciation and invests primarily in the equity securities of companies engaged in technology-related industries. These include, but are not limited to, communications, computers, video, electronics, oceanography, office and factory automation, and robotics. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

A core portion of the Fund's portfolio is invested in market-leading technology companies that we believe will maintain or improve their market share regardless of overall economic conditions. These companies are usually large, established firms which are leaders in their field and have a strategic advantage over many of their competitors. The remainder of the Fund's portfolio consists of faster-growing, more volatile technology companies that INVESCO believes to be emerging leaders in their fields. The market prices of these companies tend to rise and fall more rapidly than those of larger, more established companies.

VIF-TOTAL RETURN FUND: The Fund attempts to provide you with high total return through both growth and current income from those investments. It normally invests at least 30% of its assets in common stocks of companies with a strong history of paying regular dividends and 30% of its assets in debt securities. Debt securities include obligations of the U.S. Government and government agencies. The remaining 40% of the Fund is allocated among these and other investments at INVESCO's discretion, based upon current business, economics and market conditions.

VIF-UTILITIES FUND: The Fund seeks capital appreciation and income.

The Fund is aggressively managed. Although the Fund can invest in debt securities, it primarily invests in equity securities that INVESCO believes will rise in price faster than other investments, as well as options and other investments whose value is based upon the values of equity securities.

The Fund normally invests at least 80% of its assets in companies doing business in the utilities economic sector. The remainder of the Fund's assets are not required to be invested in the sector. To determine whether a potential investment is truly doing business in a particular sector, a company must meet at least one of the following tests:

     - At least 50% of its gross income or its net sales must come from activities in the sector;

     - At least 50% of its assets must be devoted to producing revenues from the sector; or

     - Based on other available information, we determine that its primary business is within the sector.

INVESCO Funds Group, Inc. ("INVESCO") serves as the investment adviser and principal underwriter of each of the above-mentioned funds. INVESCO's principal business address is 7800 E. Union Avenue, Denver, Colorado 80237.


====================================================================================================
                                                                                       TOTAL FUND
                                                    INVESTMENT                       ANNUAL EXPENSES
                        FUNDS                       MANAGEMENT           OTHER       (AFTER EXPENSE
                                                        FEE            EXPENSES      REIMBURSEMENTS)
----------------------------------------------------------------------------------------------------
 INVESCO VARIABLE INVESTMENT FUNDS, INC.
  VIF-Blue Chip Growth Fund (1) (2)                    0.85%             0.72%            1.57%
  VIF-Dynamics Fund (1) (2)                            0.60%             0.85%            1.45%
  VIF-Equity Income Fund (1) (2)                       0.75%             0.18%            0.93%
  VIF-Health Sciences Fund (1) (2)                     0.75%             0.52%            1.27%
  VIF-High Yield Fund (2)                              0.60%             0.47%            1.07%
  VIF-Small Company Growth Fund (1) (2)                0.75%             1.12%            1.87%
  VIF-Technology Fund (1) (2)                          0.75%             0.65%            1.40%
  VIF-Total Return Fund (1) (2)                        0.75%             0.42%            1.17%
  VIF-Utilities Fund (1) (2)                           0.60%             0.48%            1.08%
=====================================================================================================


(1) Certain expenses of each Fund are being voluntarily absorbed by INVESCO. If such expenses had not been voluntarily absorbed, the ratio of expenses to average net assets for Blue Chip Growth, Dynamics, Equity Income, Health Sciences, Small Company Growth, Technology, Total Return and Utilities Portfolios would have been 12.29%, 15.01%, 1.17%, 4.32%, 12.67%, 6.60%,
     1.24% and 1.84%, respectively.

(2) Each Fund's actual Total Fund Operating Expenses were lower than the figures shown, because their transfer agent fees and/or custodian fees were reduced under expense offset arrangements. Because of SEC requirements, the figures shown do not reflect these reductions.

JANUS ASPEN SERIES

The portfolios of the Janus Aspen Series in which the Separate Account may currently invest and their investment objectives and fees are as follows:

AGGRESSIVE GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a nondiversified portfolio that pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies.

BALANCED PORTFOLIO: The investment objective of this Portfolio is long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified portfolio that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

FLEXIBLE INCOME PORTFOLIO: The investment objective of this Portfolio is to obtain maximum total return, consistent with preservation of capital. The Portfolio pursues its objective primarily through investments in income-producing securities. Total return is expected to result from a combination of current income and capital appreciation, although income will normally be the dominant component of total return. The Portfolio invests in many types of income-producing securities and may have substantial holdings in debt securities rated below investment grade.

GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

HIGH-YIELD PORTFOLIO: The primary investment objective of this Portfolio is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

INTERNATIONAL GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of issuers located outside the United States.

WORLDWIDE GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers.

Janus Capital Corporation ("Janus Capital") serves as the investment adviser and principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.



=================================================================================================
                                                                                  TOTAL OPERATING
                                                                                     EXPENSES
                    FUNDS                    MANAGEMENT          OTHER          (AFTER FEE WAIVERS
                                                FEE            EXPENSES          AND REDUCTIONS)*
-------------------------------------------------------------------------------------------------
 JANUS ASPEN SERIES
  Aggressive Growth Portfolio                  0.72%             0.03%                 0.75%
  Balanced Portfolio                           0.72%             0.02%                 0.74%
  Flexible Income Portfolio                    0.65%             0.08%                 0.73%
  Growth Portfolio                             0.65%             0.03%                 0.68%
  High-Yield Portfolio                         0.00%             1.00%                 1.00%
  International Growth Portfolio               0.66%             0.20%                 0.86%
  Worldwide Growth Portfolio                   0.65%             0.07%                 0.72%

==================================================================================================

* All expenses are stated with contractual waivers and fee reductions by Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth, International Growth and Worldwide Growth Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the other waivers and fee reductions until at least the next annual renewal of the advisory agreement. Without such waivers and fee reductions, the Total Fund Annual Expenses would have been: 0.75% for Aggressive Growth; 0.74% for Balanced; 0.73% for Flexible Income; 0.75% for Growth; 2.11% for High-Yield; 0.95% for International Growth; and 0.74% for Worldwide Growth Portfolios.

J.P. MORGAN SERIES TRUST II

The portfolios of the J.P. Morgan Series Trust II in which the Separate Account may currently invest and their investment objectives and fees are as follows:

J.P. MORGAN BOND PORTFOLIO: Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of realized and unrealized capital gains and losses plus income less expenses.

J.P. MORGAN EQUITY PORTFOLIO: Seeks to provide a high total return from a portfolio of selected equity securities. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests primarily in large- and medium-capitalization U.S. companies, typically represented by the Standard & Poor's 500 Stock Index.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO: Seeks to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income less expenses.

J.P. MORGAN SMALL COMPANY PORTFOLIO: Seeks to provide a high total return from a portfolio of small company stocks. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests at least 65% of the value of its total assets in the common stock of small and medium sized U.S. companies whose market capitalizations are greater than $110 million and less than $1.5 billion.

J.P. Morgan Investment Management Inc. ("Morgan" or the "Adviser") serves as the investment adviser to each of the above-mentioned portfolios. Morgan's principal business address is 522 Fifth Avenue, New York, New York 10036. The Trust's distributor is Funds Distributor, Inc. located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.


========================================================================================================
                                                                                   TOTAL FUND ANNUAL
                                                   INVESTMENT                           EXPENSES
                       FUNDS                       MANAGEMENT           OTHER        (AFTER EXPENSE
                                                       FEE            EXPENSES      REIMBURSEMENTS)
--------------------------------------------------------------------------------------------------------
 J.P. MORGAN SERIES TRUST II
  J.P. Morgan Bond Portfolio (1)                      0.30%             0.45%            0.75%
  J.P. Morgan Equity Portfolio (1)                    0.40%             0.50%            0.90%
  J.P. Morgan International Opportunities
         Portfolio (1)                                0.60%             0.60%            1.20%
  J.P. Morgan Small Company Portfolio (1)             0.60%             0.55%            1.15%

========================================================================================================


(1) The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the Trust to the extent certain expenses exceed in any fiscal year 0.75%, 0.90%, 1.20% and 1.15% of the average daily net assets of J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio, J.P. Morgan International Opportunities Portfolio and J.P. Morgan Small Company Portfolio, respectively. Without such reimbursements, total fund annual expenses would have been 1.02% for the J.P. Morgan Bond Portfolio, 1.48% for the J.P. Morgan Equity Portfolio, 3.26% for the J.P. Morgan International Opportunities Portfolio and 3.43% for the J.P. Morgan Small Company Portfolio.

KEMPER VARIABLE SERIES

The portfolios of Kemper Variable Series in which the Separate Account may currently invest (the "Kemper Series") and their investment objectives and fees are as follows:

BLUE CHIP PORTFOLIO: Seeks growth of capital and income by investing primarily in common stocks of well capitalized, established companies having potential for growth of capital, earnings and dividends.

CONTRARIAN VALUE PORTFOLIO: Seeks to achieve a high rate of total return from a diversified portfolio consisting primarily of common stocks of large U.S. companies believed to be undervalued.

GOVERNMENT SECURITIES PORTFOLIO: Seeks high current return consistent with preservation of capital from a portfolio composed primarily of high quality U.S. Government securities.

GROWTH PORTFOLIO: Seeks maximum appreciation of capital through diversification of investment securities having the potential for capital appreciation.

HIGH YIELD PORTFOLIO: Seeks to provide a high level of current income by investing in lower rated fixed-income securities.

HORIZON 5 PORTFOLIO: Designed for investors with approximately a 5 year investment horizon, seeks income consistent with preservation of capital, with growth of capital as a secondary objective.

HORIZON 10+ PORTFOLIO: Designed for investors with approximately a 10+ year investment horizon, seeks a balance between growth of capital and income, consistent with moderate risk.

INTERNATIONAL PORTFOLIO: Seeks total return by investing primarily in common stocks of established non-U.S. companies that have potential for capital growth, income or both.

INVESTMENT GRADE BOND PORTFOLIO: Seeks high current income by investing primarily in a diversified portfolio of investment grade debt securities.

SMALL CAP GROWTH PORTFOLIO: Seeks maximum appreciation of capital primarily from a portfolio of growth stocks of smaller companies.

SMALL CAP VALUE PORTFOLIO: Seeks long-term capital appreciation, principally from a portfolio of equity securities of small U.S. companies believed to be undervalued.

TOTAL RETURN PORTFOLIO: Seeks a high total return, a combination of income and capital appreciation consistent with reasonable risk, by investing in a combination of debt securities and common stocks.

VALUE+GROWTH PORTFOLIO: Seeks growth of capital through a portfolio of growth and value stocks by investing primarily in a diversified portfolio of U.S. common stocks.

The asset manager of the portfolios is Scudder Kemper Investments, Inc. ("Scudder Kemper"). Scudder Kemper's principal business address is Two International Place, Boston, Massachusetts 02110-4103.


================================================================================================
                   FUNDS                                            OTHER         TOTAL ANNUAL
                                              MANAGEMENT FEE      EXPENSES     PORTFOLIO CHARGES
------------------------------------------------------------------------------------------------
 KEMPER VARIABLE SERIES
  Blue Chip Portfolio (1)                         0.65%             0.11%            0.76%
  Contrarian Value Portfolio (1)                  0.75%             0.03%            0.78%
  Government Securities Portfolio                 0.55%             0.11%            0.66%
  Growth Portfolio                                0.60%             0.05%            0.65%
  High Yield Portfolio                            0.60%             0.05%            0.65%
  Horizon 5 Portfolio (1)                         0.60%             0.06%            0.66%
  Horizon 10+ Portfolio (1)                       0.60%             0.04%            0.64%
  International Portfolio                         0.75%             0.18%            0.93%
  Investment Grade Bond Portfolio (1)             0.60%             0.07%            0.67%
  Small Cap Growth Portfolio                      0.65%             0.05%            0.70%
  Small Cap Value Portfolio (1)                   0.75%             0.05%            0.80%
  Total Return Portfolio                          0.55%             0.05%            0.60%
  Value + Growth Portfolio (1)                    0.75%             0.03%            0.78%
================================================================================================

(1) Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing on the date of this prospectus, to limit their respective fees and to reimburse other operating expenses of the following described portfolios to the amounts set forth after the portfolio names: Kemper Value + Growth Portfolio (.84%), Kemper Contrarian Value Portfolio (.80%), Kemper Small Cap Value Portfolio (.84%), Kemper Horizon 5 Portfolio (.97%), Kemper Horizon 10+ Portfolio (.83%), Kemper Investment Grade Band Portfolio (.80%), and Kemper Blue Chip Portfolio (.95%). The amounts set forth in the table above reflect actual expenses for the past fiscal year, which were lower than these expense limits.

LAZARD RETIREMENT SERIES, INC.

The portfolios of the Lazard Retirement Series, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are in emerging market countries that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

LAZARD RETIREMENT EQUITY PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large U.S. companies (those whose total market value is more than $1 billion) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large non-U.S. companies (those whose total market value is more than $1 billion) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

LAZARD RETIREMENT SMALL CAP PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies in the range of the Russell 2000 Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Lazard Asset Management is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios. Lazard Freres' principal business address is 30 Rockefeller Plaza, New York, New York 10112.


===================================================================================================
                                                                                     TOTAL FUND
                                             INVESTMENT                            ANNUAL EXPENSES
                   FUNDS                     MANAGEMENT    12B-1        OTHER       (AFTER EXPENSE
                                                FEE         FEES       EXPENSES    REIMBURSEMENTS)
---------------------------------------------------------------------------------------------------
 LAZARD RETIREMENT SERIES, INC.
  Emerging Markets Portfolio (1)               1.00%       0.25%        0.35%           1.60%
  Equity Portfolio (1)                         0.75%       0.25%        0.25%           1.25%
  International Equity Portfolio (1)           0.75%       0.25%        0.25%           1.25%
  Small Cap Portfolio (1)                      0.75%       0.25%        0.25%           1.25%

===================================================================================================


(1) Lazard Asset Management, the Fund's Investment Manager, agrees to reimburse the Emerging Markets Portfolio, Equity Portfolio, International Equity Portfolio and Small Cap Portfolio through December 31, 1999 to the extent Total Fund Annual Expenses exceed 1.60%, 1.25%, 1.25% and 1.25%, respectively, of the Portfolio's average daily net assets. Absent such an agreement with the Investment Manager, the actual Total Fund Annual Expenses for the year ended December 31, 1998 would have been: 14.37% for the Emerging Markets Portfolio, 21.32% for the Equity Portfolio, 48.67% for the International Equity Portfolio, and 16.20% for the Small Cap Portfolio.

MFS(R) VARIABLE INSURANCE TRUST(sm)

The portfolios of the MFS Variable Insurance Trust in which the Separate Account may currently invest and their investment objectives and fees are as follows:

MFS BOND SERIES: Seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect shareholders' capital.

MFS CAPITAL OPPORTUNITIES SERIES:  Seeks capital appreciation.

MFS EMERGING GROWTH SERIES:  Seeks to provide long-term growth of capital.

MFS GLOBAL GOVERNMENT SERIES:  Seeks income and capital appreciation.

MFS GROWTH WITH INCOME SERIES: Seeks to provide reasonable current income and long-term growth of capital and income.

MFS HIGH INCOME SERIES: Seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features.

MFS RESEARCH SERIES: Seeks to provide long-term growth of capital and future income.

MFS TOTAL RETURN SERIES: Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

MFS UTILITIES SERIES: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).


The investment adviser for each series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116. The principal underwriter of the series is MFS Fund Distributors, Inc. located at 500 Boylston Street, Boston, Massachusetts 02116.


==================================================================================================
                                              INVESTMENT
                                              MANAGEMENT                         TOTAL FUND ANNUAL
                   FUNDS                       AND FUND               OTHER           EXPENSES
                                            ADMINISTRATION        EXPENSES (1)     (AFTER EXPENSE
                                                 FEE                              REIMBURSEMENTS)
--------------------------------------------------------------------------------------------------
 MFS(R) VARIABLE INSURANCE TRUST(sm)
  MFS Bond Series (2)                           0.60%                 0.42%            1.02%
  MFS Capital Opportunities Series (2)          0.75%                 0.27%            1.02%
  MFS Emerging Growth Series                    0.75%                 0.10%            0.85%
  MFS Global Government Series (2)              0.75%                 0.26%            1.01%
  MFS Growth With Income Series                 0.75%                 0.13%            0.88%
  MFS High Income Series (2)                    0.75%                 0.28%            1.03%
  MFS Research Series                           0.75%                 0.11%            0.86%
  MFS Total Return Series (2)                   0.75%                 0.16%            0.91%
  MFS Utilities Series (2)                      0.75%                 0.26%            1.01%

==================================================================================================

(1) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

(2) MFS has agreed to bear expenses for these series, subject to reimbursement by these series, such that each such series' "Other Expenses" shall not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.40% for the Bond Series, and 0.25% for each remaining series, except for the Emerging Growth Series, the Research Series, and the Growth With Income Series, which have no such limitation. The payments made by MFS on behalf of each series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS or December 31, 2004. Without such waivers and fee reductions, the Total Fund Annual Expenses would have been: 1.23% for Bond Series; 1.11% for Capital Opportunities Series; 1.11% for Global Government Series; 0.96% for High Income Series; 0.91% for Total Return Series; and 0.98% for Utilities Series Portfolios.

NEUBERGER BERMAN MANAGEMENT INC. ("NBMI")

The portfolios of the Neuberger Berman Advisers Management Trust ("AMT") in which the Separate Account may currently invest and their investment objectives and fees are as follows:

AMT BALANCED PORTFOLIO: Seeks long-term capital growth and reasonable current income without undue risk to principal.


AMT GROWTH PORTFOLIO: Seeks growth of capital. To pursue this goal, the portfolio invests mainly in stocks of mid-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for fast-growing companies that are in emerging or rapidly evolving industries.

AMT LIMITED MATURITY BOND PORTFOLIO: Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

AMT PARTNERS PORTFOLIO: Seeks growth of capital. To pursue this goal, the portfolio invests mainly in common stocks of mid- to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for well-managed companies whose stock prices are believed to be undervalued.

Neuberger Berman Management Inc. ("NBMI") serves as the investment manager of the portfolios and is also the principal underwriter of the portfolios. NBMI's principal business address is 605 Third Avenue, New York, New York 10158-0180.

================================================================================================
                                               INVESTMENT
                                               MANAGEMENT/
                     FUNDS                   ADMINISTRATIVE       OTHER        TOTAL FUND ANNUAL
                                                  FEES           EXPENSES           EXPENSES
------------------------------------------------------------------------------------------------
 NEUBERGER BERMAN ADVISORS
 MANAGEMENT TRUST ("AMT") (1)
  AMT Balanced Portfolio                          0.85%           0.18%              1.03%
  AMT Growth Portfolio                            0.83%           0.09%              0.92%
  AMT Limited Maturity Bond Portfolio             0.65%           0.11%              0.76%
  AMT Partners Portfolio                          0.78%           0.06%              0.84%

================================================================================================

(1) Neuberger Berman Advisers Management Trust is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management/Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by the corresponding Series. Similarly, the figures reported under "Other Expenses" include all other expenses of the Portfolio and its corresponding Series.

THE ROYCE PORTFOLIOS

The portfolios of Royce Capital Fund (Series Trust) in which the Separate Account may currently invest and their investment objectives and fees are as follows:

ROYCE MICRO-CAP PORTFOLIO: Seeks long-term growth of capital primarily through investments in a broadly diversified portfolio of equity securities of micro-cap companies (companies with stock market capitalization below $300 million).

ROYCE PREMIER PORTFOLIO: Investment objectives are primarily long-term growth and secondarily current income. It seeks to achieve these objectives through investments in a limited number of equity securities of small-cap companies viewed by Royce as having superior financial characteristics and/or unusually attractive business prospects.

ROYCE TOTAL RETURN PORTFOLIO: Investment goals are both long term growth of capital and current income by investing in a diversified portfolio of dividend paying securities of small and micro-cap companies selected on a value basis.

Royce & Associates, Inc. ("Royce") serves as the investment manager of the portfolios. Royce's principal business address is 1414 Avenue of the Americas, New York, New York 10019.


==============================================================================================
                                                                            TOTAL FUND ANNUAL
                                             INVESTMENT                          EXPENSES
                     FUNDS                   MANAGEMENT        OTHER          (AFTER EXPENSE
                                                 FEE          EXPENSES       REIMBURSEMENTS)
----------------------------------------------------------------------------------------------
 THE ROYCE PORTFOLIOS
  Royce Micro-Cap Portfolio (1)                 1.25%          0.10%              1.35%
  Royce Premier Portfolio (1)                   1.00%          0.35%              1.35%
  Royce Total Return Portfolio (1)              1.00%          0.35%              1.35%

==============================================================================================


(1) Royce & Associates, Inc., the Funds' investment adviser, has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds' Net Annual Operating Expense ratio at or below 1.35% through December 31, 1999. Absent such waivers and fee reductions, the Total Fund Annual Expenses would have been: 2.59% for Royce Micro-Cap; 7.05% for Royce Premier; and 18.08% for Royce Total Return Portfolios.

SCUDDER VARIABLE LIFE INVESTMENT FUND

The portfolios of the Scudder Variable Life Investment Fund in which the Separate Account may currently invest and their investment objectives and fees are as follows:

BALANCED PORTFOLIO: Seeks a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities.

BOND PORTFOLIO: Seeks high income from a high quality portfolio of debt securities.

CAPITAL GROWTH PORTFOLIO: Seeks to maximize long-term capital growth from a portfolio consisting primarily of equity securities.

GLOBAL DISCOVERY PORTFOLIO: Seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies throughout the world.

GROWTH & INCOME PORTFOLIO: Seeks long-term growth of capital, current income and growth of income from a portfolio consisting of primarily common stocks and securities convertible into common stocks.

INTERNATIONAL PORTFOLIO: Seeks long-term growth of capital principally from diversified holdings of marketable foreign equity investments.

The investment adviser for each portfolio is Scudder Kemper Investments, Inc. ("Scudder Kemper"). Scudder Kemper's principal business address is Two International Place, Boston, Massachusetts 02110-4103. The principal underwriter of the portfolios is Scudder Investor Services, Inc., a Scudder Kemper subsidiary, located at Two International Place, Boston, Massachusetts 02110-4103.

=====================================================================================================
                   FUNDS                     MANAGEMENT       12B-1        OTHER         TOTAL FUND
                                                 FEE           FEE        EXPENSES    ANNUAL EXPENSES
-----------------------------------------------------------------------------------------------------
 SCUDDER VARIABLE LIFE INVESTMENT
 FUND-(CLASS B SHARES)
  Balanced Portfolio                           0.475%         0.00%        0.082%          0.56%
  Bond Portfolio                               0.475%         0.00%        0.094%          0.57%
  Capital Growth Portfolio                     0.466%         0.25%        0.037%          0.75%
  Global Discovery Portfolio (1)               0.975%         0.25%        0.815%          2.04%
  Growth & Income Portfolio                    0.475%         0.23%        0.086%          0.79%
  International Portfolio                      0.867%         0.23%        0.177%          1.28%


=====================================================================================================

(1) Until April 30, 1998, the Adviser has agreed to waive a portion of its management fee to the extent necessary to limit the expenses of the Global Discovery Portfolio to 1.50% of average daily net assets. As a result, net 1998 expenses were: management fee 0.92% and total expenses 1.98%. The above chart shows the expenses without this expense limitation.

THE STRONG FUNDS

The Strong Funds in which the Separate Account may currently invest and their investment objectives and fees are as follows:

STRONG DISCOVERY FUND II: Seeks capital growth by investing primarily in equity securities that are believed to represent attractive growth opportunities. The Fund also has the flexibility to invest in debt obligations and short-term fixed income securities for capital appreciation potential. The fund's investment advisor may invest in companies, regardless of size or maturity, that are poised for accelerated earnings growth due to innovative products or services, new management, or favorable economic or market cycles.

STRONG MID CAP GROWTH FUND II: Seeks capital growth by investing primarily in equity securities that are believed to have above-average growth prospects. The fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, and to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued.

STRONG INTERNATIONAL STOCK FUND II: Seeks capital growth by investing primarily in equity securities of issuers located outside the United States. The fund will normally invest in securities of issuers in at least three different countries. The fund attempts to deliver a competitive Risk adjusted Return by reducing the fund's overall volatility by analyzing currencies, country allocations, and individual stocks.

STRONG OPPORTUNITY FUND II: Seeks capital growth by investing in equity securities emphasizing investments in medium-sized companies that the investment advisor believes are under-researched and attractively valued. The fund's investment advisor looks for companies with fundamental value or growth potential that is not yet reflected in their current market prices.

The Strong Funds are not available to California residents.

The investment adviser for each fund is Strong Capital Management, Inc. ("Strong"). Strong's principal business address is P.O. Box 2936, Milwaukee, Wisconsin 53201. The principal underwriter of the funds is Strong Funds Distributors, Inc., located at P.O. Box 2936, Milwaukee, Wisconsin 53201.

=========================================================================================================
                                                                                            TOTAL FUND
                                                       INVESTMENT                         ANNUAL EXPENSES
                      FUNDS                            MANAGEMENT           OTHER         (AFTER EXPENSE
                                                          FEE              EXPENSES       REIMBURSEMENTS)
---------------------------------------------------------------------------------------------------------
 THE STRONG FUNDS
  Strong Discovery Fund II (1)                           1.00%              0.18%              1.18%
  Strong Mid Cap Growth Fund II (1) (2)                  1.00%              0.20%              1.20%
  Strong International Stock Fund II (1) (3)             1.00%              0.62%              1.62%
  Strong Opportunity Fund II (1)                         1.00%              0.16%              1.16%

=========================================================================================================


(1) Calculated on an annualized basis as of December 31, 1998 through the fiscal year end.

(2) The Fund's advisor may from time to time voluntarily limit expenses of the fund. During 1998, the advisor absorbed expenses of 0.24%. If these expenses had not been absorbed, Total Fund Annual Expenses would have equaled 1.44%.

(3) The Fund's advisor may from time to time voluntarily limit expenses of the fund. During 1998, the advisor absorbed expenses of 0.06%. If these expenses had not been absorbed, Total Fund Annual Expenses would have equaled 1.68%.

T. ROWE PRICE VARIABLE FUNDS

The portfolios of the T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and the T. Rowe Price Fixed Income Series, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

EQUITY INCOME PORTFOLIO: Seeks to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

INTERNATIONAL STOCK PORTFOLIO: Seeks to provide long-term growth of capital through investments primarily in the common stocks of established companies based outside the United States.

LIMITED-TERM BOND PORTFOLIO: Seeks a high level of income consistent with moderate fluctuations in principal value by investing primarily in short- and intermediate-term investment-grade, corporate bonds.

MID-CAP GROWTH PORTFOLIO: Seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of common stocks of medium-sized (mid-cap) companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. Mid-cap companies are defined as those with a market capitalization within the range of companies in the S&P 400 Mid-Cap Index.

NEW AMERICA GROWTH PORTFOLIO: Seeks to provide long-term growth of capital by investing primarily in common stocks of U.S. growth companies operating in service industries. The portfolio invests in stocks that range from large to small service companies expected by the fund's investment adviser to show superior earnings growth and that are above-average performers in their fields.

PERSONAL STRATEGY BALANCED PORTFOLIO: Seeks the highest total return over time, with an emphasis on both capital growth and income by investing in a diversified portfolio typically consisting of 60% stocks, 30% bonds, and 10% money market securities.

The investment manager for each portfolio, except the International Stock Portfolio, is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. Rowe Price-Fleming International Inc. ("Price- Fleming"), an affiliate of T. Rowe Price, serves as investment adviser to the International Stock Portfolio and its U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Investment Services, Inc. serves as the principal underwriter of the portfolios.


==========================================================================================================
                                                       INVESTMENT                          TOTAL FUND
                     FUNDS                           MANAGEMENT FEE        OTHER         ANNUAL EXPENSES
                                                   YEAR ENDED 12/31/98   EXPENSES      YEAR ENDED 12/31/98
----------------------------------------------------------------------------------------------------------
 T. ROWE PRICE VARIABLE FUNDS
  Equity Income Portfolio (1)                             0.85%            0.00%              0.85%
  International Stock Portfolio (1)                       1.05%            0.00%              1.05%
  Limited-Term Bond Portfolio (1)                         0.70%            0.00%              0.70%
  Mid-Cap Growth Portfolio (1)                            0.85%            0.00%              0.85%
  New America Growth Portfolio (1)                        0.85%            0.00%              0.85%
  Personal Strategy Balanced Portfolio (1)                0.90%            0.00%              0.90%

==========================================================================================================


(1) The investment management fee includes the ordinary expenses of operating the Portfolios.

WARBURG PINCUS PORTFOLIOS

The portfolios of Warburg Pincus Trust I and Warburg Pincus Trust II in which the Separate Account may currently invest and their investment objectives and fees are as follows:

WARBURG PINCUS TRUST I

EMERGING MARKETS PORTFOLIO: The goal of the Portfolio is long-term growth of capital. To achieve this goal, the Portfolio: invests in foreign equity securities; focuses on the world's less developed countries; and analyzes a company's growth potential, using a bottom-up investment approach.

INTERNATIONAL EQUITY PORTFOLIO: The goal of the Portfolio is long-term capital appreciation. To achieve this goal, the Portfolio: invests in foreign equity securities; diversifies its investments across countries, including emerging markets; and favors stocks with discounted valuations, using a value-based, bottom-up investment approach.

POST-VENTURE CAPITAL PORTFOLIO: The goal of the Portfolio is long-term growth of capital. To achieve this goal, the Portfolio: invests primarily in equity securities of U.S. companies considered to be in their post-venture-capital stage of development; may invest in companies of any size; and takes a growth investment approach to identifying attractive post-venture-capital investments.

SMALL COMPANY GROWTH PORTFOLIO: The goal of the Portfolio is capital growth. To achieve this goal, the Portfolio: invests in equity securities of small U.S. companies; may look for either developing or older companies in a growth stage or companies providing products or services with a high unit-volume growth rate by using a growth investment style.

WARBURG PINCUS TRUST II

FIXED INCOME PORTFOLIO: The goal of the Portfolio is total return consistent with prudent investment management. To achieve this goal, the Portfolio: invests in fixed-income securities denominated primarily in U.S. dollars; normally maintains a weighted-average portfolio maturity of 10 years or less; and favors investment-grade securities, but may diversify credit quality in pursuit of its goal.

GLOBAL FIXED INCOME PORTFOLIO: The goal of the Portfolio is total return consistent with prudent management, consisting of a combination of interest income, currency gains and capital appreciation. To achieve this goal, the
Portfolio: invests in U.S. and foreign fixed-income securities denominated in various currencies; favors investment-grade securities, but may diversify credit quality in pursuit of its goal; and makes investment decisions based on fundamental market factors, currency trends and credit quality.

The investment adviser for each portfolio is Warburg Pincus Asset Management, Inc. ("Warburg"). Warburg's principal business address is 466 Lexington Avenue, New York, New York 10017-3147. The principal underwriter of the portfolios is Counsellors Securities, Inc., a Warburg subsidiary, located at 466 Lexington Avenue, New York, New York 10017-3147.


=====================================================================================================
                                                                                         TOTAL FUND
                                                 INVESTMENT                           ANNUAL EXPENSES
                 PORTFOLIOS                      MANAGEMENT            OTHER           (AFTER EXPENSE
                                                     FEE              EXPENSES        REIMBURSEMENTS)
-----------------------------------------------------------------------------------------------------
 WARBURG PINCUS TRUST I
  Emerging Markets Portfolio (1)                    0.20%              1.20%               1.40%
  International Equity Portfolio                    1.00%              0.33%               1.33%
  Post-Venture Capital Portfolio (1)                1.08%              0.32%               1.40%
  Small Company Growth Portfolio                    0.90%              0.24%               1.14%
 WARBURG PINCUS TRUST II
  Fixed Income Portfolio (2)                        0.20%              0.79%               0.99%
  Global Fixed Income Portfolio (2)                 0.48%              0.51%               0.99%
======================================================================================================


(1) Absent the waiver of fees and reimbursement of expenses by the Portfolio's investment adviser and co-administrator, the investment management fee would have equaled 1.25% and 1.25%; other expenses would have equaled 6.96% and 0.45%; and total fund annual expenses would have equaled 8.21% and 1.70% for the Emerging Markets and Post-Venture Capital Portfolios, respectively, based on actual fees and expenses for the fiscal year ended December 31, 1998. Fee waivers and expense reimbursements or credits may be discontinued at any time.

(2) Absent the waiver of fees and reimbursement of expenses by the Portfolio's investment adviser and co-administrator, investment management fees would have equaled 0.50% and 1.00%, other expenses would have equaled 4.82% and 2.99% and total portfolio annual expenses would have equaled 5.32% and 3.99% for the Fixed Income and Global Fixed Income Portfolios, respectively, based on actual fees and expenses for the fiscal year ended December 31, 1998. Fee waivers and expense reimbursements or credits may be discontinued at any time.

CERTAIN FUNDS HAVE INVESTMENT OBJECTIVES AND POLICIES CLOSELY RESEMBLING THOSE OF MUTUAL FUNDS WITHIN THE SAME COMPLEX THAT ARE SOLD DIRECTLY TO INDIVIDUAL INVESTORS. DESPITE SUCH SIMILARITIES, THERE CAN BE NO ASSURANCE THAT THE INVESTMENT PERFORMANCE OF ANY SUCH FUND WILL RESEMBLE THAT OF ITS RETAIL FUND COUNTERPART.

YOU WILL RECEIVE A PROSPECTUS FOR EACH AVAILABLE FUND. THAT PROSPECTUS WILL DESCRIBE THE FUND, ITS INVESTMENT OBJECTIVE AND STRATEGIES, ITS RISKS, AND ITS MANAGEMENT FEES AND OTHER EXPENSES. YOU SHOULD READ THE FUND PROSPECTUSES TOGETHER WITH THIS PROSPECTUS. AS WITH ALL MUTUAL FUNDS, A FUND MAY NOT MEET ITS INVESTMENT OBJECTIVE. SUBJECT TO APPLICABLE LAW, PRUDENTIAL MAY STOP OFFERING ONE OR MORE FUNDS OR MAY SUBSTITUTE A DIFFERENT MUTUAL FUND FOR ANY FUND.

EACH FUND HAS PROVIDED PRUDENTIAL WITH INFORMATION ABOUT ITS MANAGEMENT FEES AND OTHER EXPENSES. EXCEPT FOR THE SERIES FUND, PRUDENTIAL HAS NOT VERIFIED THAT INFORMATION INDEPENDENTLY.

THE FIXED ACCOUNT

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion sometimes declare a higher rate. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some Group Contracts, Prudential may determine interest rates based on the contract year we receive the premium payments.

We strictly limit your right to make transfers out of the Fixed Account. See the HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER section on page 60. Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to 6 months. See the WHEN PROCEEDS ARE PAID section on page 84.

Because of exemptive and exclusionary provisions, Prudential has not registered the Fixed Account or the general account under the federal securities laws. Prudential has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures concerning the Fixed Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy of statements made in a prospectus.

DETAILED INFORMATION ABOUT THE CERTIFICATES

HOW PRUDENTIAL ISSUES CERTIFICATES

To apply for coverage under a Group Variable Universal Life Insurance Contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

COVERAGE ON THE LIFE OF A SPOUSE. Usually, the Eligible Group Member buys coverage on his or her own life. But, some Group Contracts allow an Eligible Group Member to also apply for coverage on his or her spouse's life. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term "Participant" or "you," we mean the person who owns those rights. When we use the term "Covered Person," we mean the person whose life is covered.

The Eligible Group Member is usually the Participant. But, under some Group Contracts, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential considers the other person to be a Participant. See the ASSIGNMENT and APPLICANT OWNER sections on pages 87 and 87.

Prudential will issue a Certificate to each Participant. Prudential will issue a separate Certificate for spouse coverage. The Certificate tells you about the rights, benefits, coverage, and obligations of the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

MAXIMUM AGES. Generally, Prudential will not issue Certificates for a person who is older than age 74. And, Prudential will generally end a Participant's coverage at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these three options:

     o You may ask to receive the Cash Surrender Value of the Certificate. (Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 78.)

     o You may use some or all of the Certificate Fund to buy Paid-up Coverage. See the PAID-UP COVERAGE section on page 71.

     o You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance and for additional insurance benefits. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

Under some Group Contracts, coverage may end at an age less than 100. You should refer to your particular Certificate and Group Contract to learn when coverage under your Certificate will end.

A "FREE LOOK" PERIOD

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10- day period is known as the "free look" period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.

During the first 20 days after the Certificate Date, your premium payments will be invested in the Fixed Account (or, under some Group Contracts, in the Series Fund Money Market Portfolio). Prudential reserves the right to limit contributions and transactions during the free look period.

PROCEDURES

Each Group Contract has different procedures for how you will conduct transactions under your Group Variable Universal Life Insurance - for example, how you will submit an enrollment form, make premium payments, take loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your Group Contractholder can tell you what those procedures are.

Under some Group Contracts, Participants will be required to make transactions through the Group Contractholder. Under other Group Contracts, Participants will be required to deal directly with Prudential. Either way, Prudential will consider enrollment forms, payments, orders and other documents to be "received" when Prudential receives them in good order.

WHEN PRUDENTIAL RECONCILES FINANCIAL TRANSACTIONS. Prudential usually reconciles financial transactions at the end of the day, when most banks and financial institutions have closed for the evening. As a result, some transactions (for example, premium payments, loan repayments, or withdrawals) cannot be completed until the next business day. Usually, this will result in a one-day delay in the movement of money from one investment option to another. During any delay, Prudential may place this money in an unallocated account owned by Prudential that pays a market rate of interest. The short term interest ("float") earned on this money will be retained by Prudential as compensation for services rendered. This interest will not be paid from a Participant's Certificate Fund, and will not reduce the value of the Certificate Fund. Transfers among the Funds and dollar cost averaging are not subject to this possible delay.

PREMIUMS

ROUTINE PREMIUM PAYMENTS. You will usually be able to decide when to make premium payments and how much each premium payment will be. You just have to make sure that there is enough money in your Certificate Fund - minus Certificate Debt and outstanding charges - to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). See the LAPSE section on page 74 to learn how your insurance will end and what you can do to stop it from ending.

Under some Group Contracts, you may also be required to pay a minimum initial premium to become a Participant. The minimum initial premium will vary for each Group Contract, but it will not be more than 50% of the Guideline Annual Premium. We define Guideline Annual Premium in the DEFINITIONS OF SPECIAL TERMS section on page 97.

ADDITIONAL PREMIUM PAYMENTS. In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

HOW YOU WILL PAY PREMIUMS. Your Group Contractholder sets up the premium payment method. Some Participants will make payments through the Group Contractholder (who will pass them on to us). Other Participants will pay us directly. Monthly charges may be higher when premium payments are made directly to Prudential. See the CHARGES AND EXPENSES section on page 65.

DEDUCTING PREMIUMS FROM YOUR PAYCHECK. Some Group Contractholders might set up a way for you to make routine premium payments by deducting them from your paycheck. Each Group Contractholder's rules for paycheck deduction will be different and some may require your premium payment to meet a minimum before the automatic deduction will be allowed. If that's the case, you may still make premium payments below the minimum directly to Prudential.

EFFECT OF PREMIUM PAYMENTS ON TAX STATUS. If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 78.

EFFECTIVE DATE OF INSURANCE

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form. If we approve your completed enrollment form prior to the 20th day of a month, your insurance will begin on the first day of the next month. If we receive your completed enrollment form on or after the 20th day of a month, your insurance will begin on the first day of the month after the next month.

HOW PRUDENTIAL WILL DEPOSIT AND INVEST PREMIUM PAYMENTS

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called "Net Premiums." See the CHARGES AND EXPENSES section on page 65.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

     o BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in our general account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

     o DURING THE FIRST 20 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 20 days in the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 20 days. After that, we will allocate the

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


          Net Premiums plus any interest earned to the investment options you selected. (Under some Group Contracts, we would use the Series Fund Money Market Portfolio instead of the Fixed Account.)

     o AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 20 DAYS. After your Certificate has been in effect for 20 days, Prudential will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information. (Again, under some Group Contracts, we would use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

HOW YOU CAN CHANGE THE WAY PRUDENTIAL ALLOCATES FUTURE PREMIUM PAYMENTS

You may ask Prudential to change the way your future premium payments will be allocated among the available investment options. Prudential will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in good order.

The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund - minus Certificate Debt and outstanding charges - to cover each month's charges. See the LAPSE section on page 74.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for it in the future.

HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER

You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

     o The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

     o The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

     o We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential (or Prudential's designee) on the form we require you to use for this purpose.

Under some Group Contracts, if you make more than twelve transfers in a Certificate Year, Prudential may charge up to $20 for each transfer after the twelfth.

Group Variable Universal Life Insurance was not designed for professional market timing organizations or for other organizations or persons that use programmed, large or frequent transfers. We will discourage a pattern of exchanges that coincides with a "market timing" strategy, since they may be disruptive to the Separate Account and the Funds. If we were to find such a pattern, we might modify the transfer procedures, including not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Certificate owner.

DOLLAR COST AVERAGING

Dollar Cost Averaging (which we refer to as "DCA") lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day following the first of the month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential will give you a form to request DCA. If we receive your request form in good order by the tenth of a month, we will start DCA processing during the next month. If we receive it after the tenth day of a month, we will start DCA processing during the month after the next month.

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


We will terminate the DCA arrangement when any of the following events occurs:

     o    We have completed the designated number of transfers.

     o The amount you have invested in the Series Fund Money Market Portfolio is not enough to complete the next transfer.

     o Prudential receives your written request to end the DCA arrangement. (If we receive your request by the tenth of a month, we will cancel the transfer scheduled for the next following month. If we receive it after the tenth day of a month, we will cancel the transfer scheduled for the month after the next month.)

     o You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future. Transfers made under the DCA arrangement do not count against the number of transfers that may be subject to the transfer charge described in the HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER section on page 60.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

DEATH BENEFITS

Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies.

AMOUNT OF THE DEATH BENEFIT. The Death Benefit is the Face Amount of insurance PLUS the value of the Certificate Fund as of the date of death MINUS any Certificate Debt and any past due monthly charges.

ADJUSTMENT IN THE DEATH BENEFIT. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we would use one of two methods to increase the Death Benefit. Each Group Contract will use one method or the other.

Under the first method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to the following "corridor percentage" of the Certificate Fund based on your Attained Age:

COVERED PERSON'S            CORRIDOR        COVERED PERSON'S        CORRIDOR
  ATTAINED AGE             PERCENTAGE         ATTAINED AGE         PERCENTAGE
----------------           ----------       ----------------       ----------

      0-40                     250%                70                  115%
       41                      243                 71                  113
       42                      236                 72                  111
       43                      229                 73                  109
       44                      222                 74                  107


      ----                    ----                 ---                ----


       45                      215                 75                  105
       46                      209                 76                  105
       47                      203                 77                  105
       48                      197                 78                  105
       49                      191                 79                  105

      ----                    ----                ----                ----


       50                      185                 80                  105
       51                      178                 81                  105
       52                      171                 82                  105
       53                      164                 83                  105
       54                      157                 84                  105

      ----                    ----                ----                ----


       55                      150                 85                  105
       56                      146                 86                  105
       57                      142                 87                  105
       58                      138                 88                  105
       59                      134                 89                  105

      ----                    ----                ----                ----


       60                      130                 90                  105
       61                      128                 91                  104
       62                      126                 92                  103
       63                      124                 93                  102
       64                      122                 94                  101

      ----                    ----                ----                ----


       65                      120                 95                  100
       66                      119                 96                  100
       67                      118                 97                  100
       68                      117                 98                  100
       69                      116                 99                  100

Under the second method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the "Net Single Premium" per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the "Net Single Premium" on the 1980 CSO Table.

HOW YOUR BENEFICIARY MAY RECEIVE THE DEATH BENEFIT: Your beneficiary may receive the Death Benefit in the following ways:

     o PRUDENTIAL'S ALLIANCE ACCOUNT. The Alliance Account is an interest-bearing account that holds the Death Benefit while your beneficiary takes time to consider other options. Your beneficiary has complete ownership of funds held in the Alliance Account, and may draw on all or part of the funds by writing a draft. Interest earnings in the Alliance Account are compounded daily and credited monthly. Your beneficiary can transfer proceeds from the Alliance Account to other modes of settlement at any time. Proceeds in the Alliance Account are part of Prudential's general account. If your beneficiary does not want the money to go to the Alliance Account, he or she can ask Prudential to issue a check instead.

     o OTHER OPTIONS. Your beneficiary can arrange with Prudential for the Death Benefit to be paid in a different way (known as "modes of settlement"), if the Death Benefit is $1,000 or more. (You can also elect a different mode of settlement for your beneficiary while you are living). See the MODES OF SETTLEMENT section on page 85.

CHANGES IN FACE AMOUNT

The rules for changing the Face Amount of insurance will be different for each Group Contract, depending on the options selected by the Group Contractholder and on Prudential's rules.

The Face Amount of insurance may increase or decrease. The increase or decrease may happen automatically, or when you ask. Here are some general statements about changes in your Face Amount of insurance. But you should read your Certificate to learn how changes work in your case.

INCREASES IN THE FACE AMOUNT OF INSURANCE

     o Some Group Contracts allow Participants to ask for an increase in the Face Amount of insurance at certain times.

     o Some Group Contracts provide for automatic increases in the Face Amount of insurance when a Participant's salary increases.

     o    Some Group Contracts may not allow increases at all.

     o Whenever the Face Amount of insurance increases, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

     o An increase in the Face Amount will result in higher monthly insurance charges because our net amount at risk will increase.

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



DECREASES IN THE FACE AMOUNT OF INSURANCE

     o Some Group Contracts allow Participants to decrease the Face Amount of insurance at certain times.

     o A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

     o Some Group Contracts allow Prudential to automatically decrease the Face Amount when certain "triggering events" occur. "Triggering events" are events like reaching a certain age, retiring, or having a Certificate in effect for a certain number of years.

Generally, Prudential will make the automatic decrease at latest of: the Covered Person's 70th birthday, retirement, and the tenth Certificate Anniversary. We will calculate the amount of the deduction at the end of the first Business Day on or after the triggering event or receipt of your instructions to decrease the Face Amount. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 78. You should consult your tax advisor before you change the Face Amount of your insurance.

CHARGES AND EXPENSES

For a Certificate that is in effect, Prudential reserves the right to increase the charges that we currently make, but we currently have no intention to do so. We will not in any case increase charges above the maximum charges described below. You should refer to your particular Certificate to learn what charges apply to you.

CHARGES DEDUCTED FROM EACH PREMIUM PAYMENT. We will deduct the charges listed below from each premium payment you make before we invest the payment in the investment options you selected.

1. CHARGE FOR TAXES ON PREMIUM PAYMENTS. We will deduct a charge for taxes we must pay on premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

This charge is currently made up of two parts:

     o The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives. For some Group Contracts, the charge may be up to 5%. (In some states, this charge is called a premium-based administrative charge.)

     o The second part is for federal income taxes that are based on premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of the increased cost for premium-based federal income taxes resulting from a 1990 change in the Internal Revenue Code.

          We may increase this charge if the cost of our taxes related to premiums is increased. During 1998, we received approximately $61,000 in charges for taxes on premium payments.

2. CHARGE FOR PROCESSING PREMIUMS. We may deduct up to $2 to cover the costs of collecting and processing premiums. We may reduce or eliminate this charge under certain Group Contracts. See the REDUCTION OF CHARGES section on page 69. During 1998, we received no charges for processing premiums.

3. CHARGE FOR SALES EXPENSES. We may deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. These costs include commissions, advertising, and publishing prospectuses and sales literature. The maximum sales charge is 3.5% of each premium payment. We may reduce or eliminate this charge under certain Group Contracts. See the REDUCTION OF CHARGES section on page 69. During 1998, we received no charges for sales expenses.

MONTHLY CERTIFICATE FUND CHARGES. Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date. Under some Group Contracts, we may deduct them when we receive the premium payments from the Group Contractholder. But, we will never deduct them later than 45 days past the Monthly Deduction Date.

1. CHARGE FOR THE COST OF INSURANCE. We will deduct a charge for the cost of your insurance.

     To calculate the cost of insurance charge, we multiply:

          your Certificate's "net amount at risk" by

          the "cost of insurance rate" for the Covered Person.

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



     "Net amount at risk" means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

     The "cost of insurance rate" is based on many factors, including:

     o    the Covered Person's age;

     o the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

     o    the life expectancy of the people covered under your Group Contract;

     o whether the Group Contractholder elected to buy any of the additional insurance benefits shown in the ADDITIONAL INSURANCE BENEFITS section on page 89;

     o    whether or not the Certificate is provided on a Portable basis; and

     o    the expected expenses.

     The cost of insurance rate will generally increase as the Covered Person ages. The cost of insurance charges are generally lower than the 1980 CSO Table.

     We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contractholder are based on many factors, including:

     o    the number of Certificates in effect;

     o    the number of new Certificates issued;

     o    the number of Certificates surrendered or becoming Portable;

     o    the expected claims (death benefits, living benefits and surrenders);

     o the expected cost of any additional insurance benefits that the Group Contractholder elected to buy;

     o    the expected expenses; and

     o    administrative services provided by the Group Contractholder, if any.

     In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed since they are an important factor in calculating the expected claims, expenses and costs. However, we are prohibited from recovering past losses by state insurance law.

     If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class and group. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed rates may be up to 150% of the 1980 CSO Table. The guaranteed rates are based on many factors, including:

     o    guaranteed issue procedures, if any;

     o simplified underwriting that may not require a medical exam, blood tests or urine tests;

     o    groups with substandard risks characteristics; and

     o the expected maximum cost of any additional insurance benefits that the Group Contractholder elected to buy.

     During 1998, we received approximately $554,000 in charges for cost of insurance.

2. CHARGE FOR ADDITIONAL INSURANCE BENEFITS. The ADDITIONAL INSURANCE BENEFITS section on page 89 tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Contractholder elected to buy. We will deduct a separate charge for any additional insurance benefits that you elect to buy from your Certificate Fund.

3. CHARGE FOR ADMINISTRATIVE EXPENSES. We may deduct a charge for administrative expenses. This charge pays for maintaining records and for communicating with Participants and Group Contractholders. Currently, it is not more than $3 per month and it is guaranteed not to be more than $6 per month. We may reduce or eliminate this charge under certain Group Contracts. See the REDUCTION OF CHARGES section on page 69. During 1998, we received no charges for administrative expenses.

4. CHARGE FOR OTHER TAXES. We reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Separate Account. These are taxes other than those described under the "CHARGE FOR TAXES ON PREMIUM PAYMENTS" section above. Currently, we do not charge for these other taxes.

DAILY DEDUCTION FROM THE SEPARATE ACCOUNT. Each day, Prudential deducts a charge from the assets of the Separate Account in an amount currently equal to an effective annual rate of 0.45%. We guarantee that the charge will not be more than an effective annual rate of 0.90%.

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



This charge compensates us for assuming the mortality and expense risks of the insurance provided under the Group Contract. The "mortality risk" is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined the mortality charge. The "expense risk" is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account. During 1998, we received approximately $7,000 in charges for mortality and expense risks.

TRANSACTION CHARGES. Under some Group Contracts, we may deduct a charge for surrenders, partial withdrawals, loans, transfers, reinstatements and additional statement requests. See the sections of this prospectus that describe each of those transactions. Those sections also describe the charges that Prudential may deduct.

EXPENSES INCURRED BY THE FUNDS. Participants indirectly bear the charges and expenses of the Funds. To find out details about the management fees and other underlying Fund expenses, you should see THE FUNDS section on page 23. You should also read the prospectuses for the available Funds.

REDUCTION OF CHARGES

Prudential may reduce or waive the charge for sales expenses, the charge for processing premiums, or other charges under certain Group Contracts where we expect that the Group Contract will involve reduced sales or administrative expenses. In deciding whether to reduce such charges, and by how much, we consider the following factors:

     o    The size of the group.

     o    The total amount of premium payments we expect to receive.

     o    How long Participants will hold their Certificates.

     o The purpose for which the Group Contractholder bought the Group Contract and whether that purpose makes it likely that expenses will go down.

     o Any other circumstances Prudential believes to be relevant in determining whether sales or administrative expenses will go down.

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



In some cases, we may guarantee the reduction or waivers of charges in the Group Contract. In other cases, we may decide to discontinue the reductions or waivers. Prudential's reductions and waivers of charges will not be unfairly discriminatory to the interests of any individual Participants.

DIVIDENDS OR EXPERIENCE CREDITS

The Group Contract is eligible to receive Dividends or Experience Credits. But, we have set the premium rates in such a way that we will not generally pay a dividend or experience credit.

If there is a Dividend or Experience Credit, Prudential will pay it to the Group Contractholder.

You should refer to your particular Group Contract for details on Dividends or Experience Credits.

CASH SURRENDER VALUE

The Cash Surrender Value of your Certificate is equal to your Certificate Fund MINUS any Certificate Debt, outstanding charges, and any transaction charge that may apply. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account (see the LOANS section on page 72).

The Cash Surrender Value will change daily to reflect:

     o    Net Premiums;

     o    withdrawals;

     o    increases or decreases in the value of the Funds you selected;

     o interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

     o    interest accrued on any loan;

     o the daily asset charge for mortality and expense risks assessed against the variable investment options; and

     o    monthly charges that Prudential deducts from your Certificate Fund.

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



If you ask Prudential, we (or our designee) will tell you what the Cash Surrender Value of your Certificate is. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to go down to zero.

The tables on pages T1 and T2 (following page 21) of this prospectus give examples of what Cash Surrender Values would be for two sample Certificates. The examples assume there would be uniform investment results in the selected Subaccount portfolios. The examples are only hypothetical and are only meant to help you understand how the Certificate works.

FULL SURRENDERS

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in good order.

We will pay the proceeds as described in the WHEN PROCEEDS ARE PAID section on page 84. Under certain Group Contracts, Prudential may charge a transaction charge for the surrender of up to the lesser of $20 or 2% of the amount that you receive.

A surrender may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 78.

During 1998, we received approximately $30 in surrender charges.

PAID-UP COVERAGE

At any time, you may elect to use the Cash Surrender Value of your Certificate to buy Paid-up Coverage. The minimum amount of Cash Surrender Value that you can exchange is $1,000. Under certain Group Contracts, Prudential may impose a transaction charge of up to $20 for the exchange.

The amount of Paid-up Coverage that you can have will be limited to the amount that you can buy with your Certificate's Cash Surrender Value. Also, it cannot be more than the Death Benefit under your Certificate at the time you make the exchange.

Paid-up Coverage will start as of the end of the Business Day on which we receive your request form in good order. Once the Paid-up Coverage starts, all other coverage under your Certificate, including any additional insurance benefits, will end.

If you did not use your entire Cash Surrender Value to buy the Paid-up Coverage, Prudential will pay you the remaining amount as of the end of the first Business Day after we receive your request form. We will pay it as described in the WHEN PROCEEDS ARE PAID section on page 84.

This withdrawal may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 78.

The purchase of Paid-up Coverage could make your Certificate a Modified Endowment Contract. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 78.

PARTIAL WITHDRAWALS

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value. We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Partial withdrawals will be effective as of the end of the Business Day on which we receive your request form. We will pay you the withdrawn money as described in the WHEN PROCEEDS ARE PAID section on page 84.

You must withdraw at least $200 in any partial withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

Some Group Contracts may have a limit on the number of partial withdrawals you can make in a year. Some Group Contracts may impose a transaction charge for each partial withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw.

You may not repay any amount that you withdraw.

Withdrawals may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 78.

LOANS

You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

Under certain Group Contracts, Prudential may make a charge of up to $20 for each loan. The charge will be added to the principal amount of your loan.

The minimum amount that you can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Loan Value. Prudential will pay loan proceeds as described in the WHEN PROCEEDS ARE PAID section on page 84.

Interest on the loan will accrue daily at a rate that Prudential sets each year. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

     o We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

     o We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

     o We will generally credit interest to the amount in the Loan Account at an effective annual rate that is usually 2% less than the rate Prudential charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, you should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or loan repayment, we will assume it is a loan repayment.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial withdrawal from the Certificate Fund. A partial withdrawal may have tax consequences. See the PARTIAL WITHDRAWALS section on page 72 and the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 78.

Your Loan Account plus accrued interest (together, these are called "Certificate Debt") may not exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges. See the LAPSE section on page 74.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 78.



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If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.

TELEPHONE AND ELECTRONIC TRANSACTIONS

Under some Group Contracts, you may be able to perform some transactions by telephone or electronically. These transactions include: transferring amounts among available investment options, making surrenders and partial withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive by telephone or electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete a telephone or electronic transaction during peak periods such as periods of drastic economic or market change or during system failures or power outages.

LAPSE

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If it is not enough, Prudential will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay it.

In insurance terms, we call it a LAPSE when insurance ends because the charges for it are not paid. HOW YOU CAN STOP YOUR INSURANCE FROM LAPSING. You must make a payment that is enough to pay outstanding charges. Prudential must receive the payment by the later of:

     o    61 days after the Monthly Deduction Date; or

     o    30 days after the date we mailed you the notice.

If you do not, your insurance will lapse and your Certificate will no longer have any value. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 78.


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

We will send the notice to the last known address we have on file for you. If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

TERMINATION OF A GROUP CONTRACTHOLDER'S PARTICIPATION IN THE GROUP CONTRACT


The Group Contractholder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

     o If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contractholder 90 days' written notice.

     o If the Group Contractholder fails to remit premium payments to Prudential in a timely way, at the end of the grace period.

     o For any other reason, effective on a Contract Anniversary, by giving the Group Contractholder 31 days' written notice.

Termination of the Group Contract means that the Group Contractholder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the OPTIONS ON TERMINATION OF COVERAGE section on page 76. The options that are available to you from Prudential may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS

Each Group Contract has different rules for what happens when a Participant is no longer an Eligible Group Member.

Under some Group Contracts, Participants may be able to continue insurance coverage even though they are no longer an Eligible Group Member. This is called Portable Coverage. With Portable Coverage, you will start to make premium payments directly to Prudential (or to Prudential Mutual Fund Services, Inc.). We will start to send premium reminders directly to you. We will let you know about this change in the way premiums are paid within 61 days after you are no longer eligible under the Group Contract. We might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. The notice that we send you will also tell you what the charges and expenses are for Portable Certificates. See also the CHARGES AND EXPENSES section on page 65. Charges and expenses for Portable Certificates may be higher than those you paid while you were still an Eligible Group Member. But the charges and expenses will not be higher than the maximums described in this prospectus. Prudential may require that you keep a specified minimum amount in your Certificate Fund to continue as a Portable Certificate holder.

Under other Group Contracts, Participants will not be able to continue insurance coverage when no longer an Eligible Group Member. Those Participants have the options of Conversion, Paid-up Coverage, and payment of Cash Surrender Value, which are described in the OPTIONS ON TERMINATION OF COVERAGE section on page 76.

OPTIONS ON TERMINATION OF COVERAGE

Your insurance coverage under the Group Contract will end when the Group Contract itself ends. Under some Group Contracts, insurance coverage will also end when a Participant is no longer an Eligible Group Member.

When the Group Contractholder ends a Group Contract, the effect on Participants depends on whether or not the Group Contractholder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

     o If the Group Contractholder DOES replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value.

Under some Group Contracts, you may continue your insurance coverage on a Portable basis. Prudential might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. You should read your Certificate to find out what rules and limits apply when you want to continue your insurance on a Portable basis.

     o If the Group Contractholder DOES NOT replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options listed below. Under some Group Contracts, you may also have the option of continuing your insurance coverage on a Portable basis, as stated above.

CONVERSION. You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health, if your Certificate has been in force for at least 5 years (under some Group Contracts, the requirement may be less than 5 years). To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available to persons

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



who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your Certificate ended because you are no longer an Eligible Group Member, you may not convert more than the Face Amount of your Certificate. If your Certificate ended because the Group Contract ended, the amount you are able to convert may, depending on the state law that applies, be limited to the lesser of:

     o    $10,000 or

     o the Face Amount of your Certificate MINUS the amount of any group insurance that you become eligible for within 45 days after your Certificate ends.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

PAID-UP COVERAGE. You may elect to use your Certificate's Cash Surrender Value to buy fixed Paid-up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day your Certificate ends. The insurance amount will depend on how much the Cash Surrender Value is and on the age of the Covered Person. But, the amount of Paid-up Coverage cannot be more than your Certificate's Death Benefit right before you buy the Paid-up Coverage.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code.
See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 78.

PAYMENT OF CASH SURRENDER VALUE. You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

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REINSTATEMENT

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance on a Portable basis.

To reinstate your Certificate, you must send the following items to Prudential (or our designee):

     o    A written request for reinstatement.

     o Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential.

     o A premium payment (less any charges that apply) that is at least enough to pay the monthly charges for the grace period and for two more months. See the CHARGES AND EXPENSES section on page 65.

     o We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new 2-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the INCONTESTABILITY section on page 84 and the SUICIDE EXCLUSION section on page 85. When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.

     o Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.

TAX TREATMENT OF CERTIFICATE BENEFITS

INTRODUCTION

This summary provides general information on the federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax advisor for complete information and advice.

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TREATMENT AS LIFE INSURANCE AND INVESTOR CONTROL

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see the Dividends, Distributions and Taxes section in the applicable Fund prospectuses.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

     o you will not be taxed on the growth of the funds in the Certificate Fund, unless you receive a distribution, and

     o    the Certificate's Death Benefit will be tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available subaccounts of a separate account without causing the Participants (instead of Prudential) to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential will be treated as the owner of the Separate Account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes - which will be applied uniformly to all Participants after advance written notice - that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential will be treated as the owner of the underlying assets.

DISTRIBUTIONS

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

CERTIFICATES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

     o If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value

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



          used to repay Certificate Debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

     o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

     o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

     o Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

MODIFIED ENDOWMENT CONTRACTS

     o The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or a rider is added or removed). The addition of a rider or an increase in the Face Amount of insurance may also cause the Certificate to be classified as a Modified Endowment Contract. You should first consult a tax advisor if you are contemplating any of these steps.

     o If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans and withdrawals, are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to loans, withdrawals, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

     o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59-1/2 , on account of your becoming disabled or as a life annuity.

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     o    All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Any dividends or Experience Credits applied to reduce premiums due will effectively reduce the premiums paid for purposes of these rules.

TREATMENT AS GROUP TERM LIFE INSURANCE

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term life insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, under certain circumstances, a portion of the coverage under the Group Contract may qualify as group term life insurance and, in addition, Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

WITHHOLDING

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person dies.

The earnings of the Separate Account are taxed as part of Prudential's operations. The Separate Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

ERISA CONSIDERATIONS

If the Group Contract is treated as or acquired by an "employee benefit plan," as defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain legal requirements may apply.


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DEFINITION OF AN EMPLOYEE BENEFIT PLAN

An "employee benefit plan" includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees - "pension" plans or "welfare" plans.

A "pension plan" includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term "pension plan" includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a "401(k) plan"), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A "welfare plan" includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

GROUP CONTRACTS AS EMPLOYEE BENEFIT PLANS

Regulations issued by the United States Department of Labor ("Labor") clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered "employee benefit plans" for purposes of ERISA). Among other exceptions, "group" or "group-type insurance programs" offered by an insurer to employees of an employer will not be a "plan" where:

     o    no contributions are made by the employer for the coverage;

     o    participation in the program is completely voluntary for employees;

     o the "sole" function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

     o the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an "employee benefit plan" (either a pension or a welfare plan) subject to the requirements of ERISA.

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INVESTMENT OF PLAN ASSETS IN A GROUP CONTRACT

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

FIDUCIARY/PROHIBITED TRANSACTION REQUIREMENTS UNDER ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) "parties in interest" (as defined under ERISA) or "disqualified persons" (as defined under tax law) and (2) "fiduciaries" with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

     o    the relationship between the agent and the insurer;

     o a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange or termination of the Group Contract; and

     o    the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the CHARGES AND EXPENSES section on page 65. Information about sales representatives and commissions may be found in the SALE OF THE CONTRACT AND SALES COMMISSIONS section on page 91.

Execution of a Group Contract by a Group Contractholder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

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WHEN PROCEEDS ARE PAID

Prudential will generally pay any Death Benefit, Cash Surrender Value, partial withdrawal or loan proceeds within 7 days after we receive the request for payment at the office specified in our request form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in good order. There are certain circumstances when we delay payment of proceeds:

     o We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

     o We expect to pay proceeds that come from the Fixed Account or from Paid-up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).

BENEFICIARY

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

INCONTESTABILITY

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

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MISSTATEMENT OF AGE

If the Covered Person's age is stated incorrectly in the Certificate, we will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law.

SUICIDE EXCLUSION

Generally, if the Covered Person dies by suicide within two years from the Certificate Date, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt, outstanding charges, and any partial withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

MODES OF SETTLEMENT

The DEATH BENEFITS section describes how your beneficiary may receive the Death Benefit. In addition to the methods described in the DEATH BENEFITS section, Prudential also makes these methods available. They are known as "modes of settlement":

OPTION 1:  PAYMENTS FOR A FIXED PERIOD

     The Death Benefit plus interest is paid over a fixed number of years (1 -
     25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that your beneficiary will receive. Your beneficiary may withdraw the total present value of payments not yet made at any time.

OPTION 2:  PAYMENT IN INSTALLMENTS FOR LIFE

     The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the


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



     Death Benefit payable under this option. If your beneficiary dies before Prudential has made all guaranteed payments, Prudential will pay the present value of the remaining guaranteed payments to a payee your beneficiary designated.

OPTION 3:  INTEREST INCOME

     The Death Benefit remains with Prudential and earns interest. This option allows you or your beneficiary to leave the Death Benefit with Prudential and choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time. The interest income may be received monthly, quarterly, semi-annually or annually.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that you or your beneficiary will receive.

OPTION 4:  PAYMENTS OF A FIXED AMOUNT

     You or your beneficiary receives a guaranteed specified sum for a limited number of years. This guaranteed specified sum represents a return of the principal (Death Benefit) and interest paid over the selected number of years. The payment may be received monthly, quarterly, semi-annually, or annually.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that you or your beneficiary will receive. Any interest credited will be used to extend the payment period.
OPTION 5:  CERTIFICATE OF DEPOSIT


     The Death Benefit is used to purchase a certificate of deposit that is issued by The Prudential Bank. Certificates of Deposit (CDs) are investments that allow your beneficiary to choose a variety of short- and long-term deposit options. They are designed to pay interest monthly, quarterly, semi-annually, annually or at maturity. Interest rates are guaranteed for the term of the CD. There is generally a $10,000 minimum amount for this option.

Under each of the above options, each payment must generally be at least $20.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax advisor.

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ASSIGNMENT

You may assign your Certificate, including all rights, benefits and privileges that you have. Prudential will honor the assignment only if: (1) you make the assignment in writing; (2) you sign it; and (3) Prudential receives a copy of the assignment at the Prudential office shown in your Certificate. We are not responsible for determining whether the assignment is legal or valid.

Throughout this prospectus, we describe various rights that you have. You may assign those rights to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 78.

APPLICANT OWNER PROVISION

Some Group Contracts have an "applicant owner" provision. An "applicant owner" is a person who may apply for coverage on the life of an Eligible Group Member. And, as with an assignment, if a Participant agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus also apply to an applicant owner.

When naming an applicant owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. At any one time, only one person may be an applicant owner under a Certificate.

An "applicant owner" must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the applicant owner.

VOTING RIGHTS

The assets that are held in the Separate Account are invested in the Funds. Prudential is the legal owner of those shares. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings.

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We will (as required by law) vote in accordance with voting instructions we receive from Participants. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under the federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If the federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by the federal securities laws.

Here's how we will determine the number of Fund shares and votes for which you may give instructions:

     o To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

     o The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We will give you the proper forms and proxies to give these instructions. We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances. We may disregard instructions if: (1) the instructions would require shares to be voted in a way that would cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or (2) the instruction would approve or disapprove an investment advisory contract for a Fund. Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

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SUBSTITUTION OF FUND SHARES

If Prudential's management thinks that an available portfolio of the Funds becomes unsuitable for investment by Participants, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes or considerations, the unavailability of shares for investment, or other reasons, including our discretion. Before Prudential can substitute shares, the SEC, and possibly one or more state insurance departments, must approve the substitution. We would notify Group Contractholders and Participants if we were to make such a substitution.

ADDITIONAL INSURANCE BENEFITS

One or more of the following additional insurance benefits may be available to you. These benefits may be provided to all Participants under a Group Contract. Or, the Group Contract may require you to pay an additional charge to receive the benefits. Each Group Contract will have different rules about how the additional benefits are made available. You should refer to the Group Contract and your Certificate to find out what additional insurance benefits are available to you.

ACCELERATED DEATH BENEFIT. Under an accelerated death benefit, you can elect to receive an early payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 12 months or less (under some Group Contracts, the number of months might be higher or lower). You must give Prudential satisfactory evidence that the Covered Person is terminally ill. You may receive the accelerated payment in a lump sum.

When we pay the Death Benefit under this option, it will be adjusted to reflect its present value. The adjusted Death Benefit will always be less than the Death Benefit, but will generally be greater than the Certificate's Cash Surrender Value. Under some Group Contracts, the accelerated death benefit may be discounted for interest. Prudential may charge a fee of up to $350 when we pay an accelerated death benefit.

We will not pay an accelerated death benefit if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated death benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated death benefit.

The amount of future premium payments you can make will also be limited.

Adding the Accelerated Death Benefit to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Death Benefit, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated

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death benefit is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax advisor before you elect to receive this benefit.

ACCIDENTAL DEATH AND DISMEMBERMENT BENEFIT. An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate and the Group Contract to learn the details of any benefit that may be available to you.

EXTENDED DEATH PROTECTION DURING TOTAL DISABILITY. An extended death benefit provides protection during your total disability. Under this provision, even if your insurance would have ended because of your total disability, Prudential will extend your insurance coverage if you became totally disabled prior to age
60. The amount of insurance that will be extended is your Face Amount of insurance. We will extend your insurance coverage for successive one-year periods, generally until age 65. You must provide satisfactory proof of continued total disability.

DEPENDENT LIFE BENEFITS. Dependent life benefits provide insurance on the life of a qualified dependent. A qualified dependent may be the Participant's spouse and/or unmarried child.

SEAT BELT COVERAGE. Seat belt coverage provides a death benefit for the loss of life while driving or riding in a motor vehicle while wearing a seat belt. "Motor vehicle" means a private automobile, van, four-wheel drive vehicle, self-propelled motor home and truck. It does not mean a motor vehicle used for farming, military, business, racing, or any other type of competitive speed event. Certain exclusions will apply.

REPORTS

At least once each Certificate Year, Prudential will send you a statement that gives you certain information about your insurance. These statements will give you details about the value of your Certificate Fund, about transactions that you made, and specific insurance data about your coverage.

If you make a request, we will also send you a current statement about your insurance. It will give you the same kind of information as the annual statement does. We may limit the number of current statements you may request or may charge you for additional statements. Any such charge will not exceed $20 for an additional report.

We will also send to you and to the Group Contractholder, annual and semi-annual reports that list the securities held in each available portfolio of the Funds. The federal securities laws require these reports. Prudential keeps records about the Separate Account according to the federal securities laws.



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

If you invest in the Series Fund through more than one variable insurance contract, you will receive only one copy of each annual and semi-annual report issued by the Series Fund. But, if you want another copy of a report, you may ask us for one by calling the telephone number listed on the inside cover page of this prospectus.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Prudential Investment Management Services LLC (referred to as "PIMS") acts as the principal underwriter of the Group Contracts and Certificates. PIMS is a direct, wholly-owned subsidiary of Prudential.

PIMS, organized in 1996 under Delaware law, is registered as a broker-dealer under the federal securities laws. PIMS is also a member of the National Association of Securities Dealers, Inc. PIMS's principal business address is 751 Broad Street, Newark, New Jersey 07102. PIMS also acts as principal underwriter with respect to the securities of other Prudential investment companies.

The Group Contracts and Certificates are sold by persons who are registered representatives of PIMS and who are also authorized by state insurance departments. The Group Contracts and Certificates may also be sold through other broker-dealers authorized by PIMS and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than the basis described below.

The maximum commission that Prudential will pay to the representative upon the purchase of the Contract is 15% of the premium payment received. The amount Prudential will pay to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 15% of the premium payment. Prudential may require the representative to return all of the first year commission if the Group Contract is not continued through the first year. Sales representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Group Contract will be eligible for additional bonus compensation from Prudential. Generally, Prudential will pay PIMS a commission of no more than 15% of the premium payment. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payment.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in the federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in the federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days' written notice to the other party.


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Sales expenses in any year are not equal to the sales charge in that year.
Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential's surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge. See the CHARGES AND EXPENSES section on page 65.

RATINGS AND ADVERTISEMENTS

Independent financial rating services - including Moody's, Standard & Poors, Duff & Phelps and A.M. Best Company - rate Prudential. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

SERVICES PERFORMED BY THIRD PARTIES

Throughout this prospectus, we describe how Prudential and the Group Contractholder will perform transactions with you and how you will perform transactions with them. Prudential has the right to ask another party (referred to as a "third party") to perform or receive transactions in its place. The Group Contractholder has the same right. That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential or the Group Contractholder.

In some cases, the third party might be another part of Prudential. (For example, when you make premium payments to Prudential, they could be received by Prudential Mutual Fund Services, Inc., a wholly-owned subsidiary of Prudential). In other cases, the third party might be a third party administrator or even the group that sponsors the Group Contract.

Prudential may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

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We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS

The consolidated financial statements of Prudential and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and the financial statements of the Separate Account as of December 31, 1998 and for the period July l, 1998 through December 31, 1998 included in this registration statement have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Stuart L. Liebeskind, FSA, MAAA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

LITIGATION

On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW)). On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate, and later issued a Final Order and Judgement in the consolidated class actions before the court, 962 F. Supp. 450 (March 17, 1997, as amended April 14, 1997). The Court's Final Order and Judgement approving the class Settlement was appealed to the United States Court of Appeals for the Third Circuit, which upheld the district court's approval of the Stipulation of Settlement on July 23, 1998. The Supreme Court denied certiorari in January 1999, thereby making final the approval of the class action settlement.

Pursuant to the Settlement, Prudential agreed to provide and has been implementing an Alternative Dispute Resolution ("ADR") process for class members who believe they were misled concerning the sale or performance of their life insurance contracts. As of December 31, 1998, based on an analysis of claims actually remedied, a sample of claims still to be remedied, and estimates of additional liabilities associated with the ADR program, management estimated the cost, before taxes, of remedying policyholder claims in the ADR process to be approximately $2.56 billion. While management believes these to be reasonable estimates based on available information, the ultimate amount of the total cost of remedied policyholder claims and other related costs is dependent on complex and varying factors, including the relief options still to be chosen by claimants, the dollar value of those options, and the number and type of claims that may successfully be appealed.

In addition, a number of actions have been filed against Prudential by policyholders who have excluded themselves from the Settlement; Prudential anticipates that additional suits may be filed by other policyholders.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million. These agreements are now being implemented through Prudential's implementation of the class Settlement.

Prudential's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. It is possible that the results of operations or the cash flow of the company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of the matters specifically discussed above. Management believes, however, that the ultimate resolution of all such matters, after consideration of applicable reserves, should not have a material adverse effect on Prudential's financial position.

THE YEAR 2000 ISSUE

The services provided to a Group Contractholder or Participant of Group Variable Universal Life depend on the smooth functioning of numerous computer systems. Many computer systems in use today are programmed to recognize only the last two digits of a date as the year. As a result, any systems using this kind of programming can not distinguish a date using "00" and may treat it as "1900" instead of "2000." This problem may impact computer systems that store business information, but it could also affect other equipment used in our business like telephones, fax machines and elevators. If this problem is not corrected, the "Year 2000" issue could affect the accuracy and integrity of business records. Prudential's regular business operations could be interrupted as well as those of other companies that deal with us.

In addition, the operations of the mutual funds associated with Group Variable Universal Life could experience problems resulting from the Year 2000 issue. Please refer to the respective mutual fund's prospectus for information regarding their approach to Year 2000 concerns. The following describes Prudential's effort to address Year 2000 concerns.


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To address this potential problem Prudential organized its Year 2000 efforts around the following three areas:

     o BUSINESS SYSTEMS - Computer programs directly used to support our business;

     o INFRASTRUCTURE - Computers and other business equipment like telephones and fax machines; and

     o BUSINESS PARTNERS - Year 2000 readiness of essential business partners.

BUSINESS SYSTEMS. The business systems component includes a wide range of computer programs that directly support Prudential's business operations including systems for: insurance product processing, securities trading, personnel record keeping and general accounting systems. All business systems were analyzed to determine whether each computer program with a Year 2000 problem should be retired, replaced or renovated. The majority of this work has been completed. A few remaining programs are currently being tested and completion of this process is expected by June 1999.

INFRASTRUCTURE. As with business applications, we established a specific methodology and process for addressing infrastructure issues. The infrastructure effort includes mainframe computer system hardware and operating system software, mid-range systems and servers, telecommunications equipment and systems, buildings and facilities systems, personal computers, and vendor hardware and software. Other than desktop systems, substantially all other infrastructure systems have been tested. Presently a small number of midrange computers, and building and facility systems are still in the testing phase. We expect to have the infrastructure implementation process completed by June 1999.

BUSINESS PARTNERS. Prudential recognizes the importance of determining the Year 2000 readiness of external business relationships especially those that involve electronic data transfer products and services, and products that impact our essential business processes. Prudential first classified each business partner as "highly critical" or "less critical" to our business and then began to develop risk assessment and contingency plans to address the potential that a business partner could experience a Year 2000 failure. All highly critical business partner relationships have been assessed and contingency planning is completed. Risk assessment and contingency planning continues for less critical business partners, and the target completion date for these relationships is June 1999.



Prudential believes that the Business Application, Infrastructure and Business Partners components of the Year 2000 project are substantially on schedule. A small number of the projects may not meet their targeted completion date. However, Prudential expects that these projects will be completed by September 1999. If there are any delays, they should not have a significant impact on the timing of the project as a whole.



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


THE COST OF YEAR 2000 READINESS

Prudential is funding the Year 2000 program from internal operating budgets, and estimates that its costs to address the Year 2000 issue will total approximately $220 million. Because these expenses were part of the operating budget, they did not impact the management of Group Variable Universal Life. During the course of the Year 2000 program, some optional computer projects have been delayed, but these delays have not had any material effect on Group Variable Universal Life.

YEAR 2000 RISKS AND CONTINGENCY PLANNING

Prudential believes that it is well positioned to lessen the impact of the Year 2000 problem. However, given the nature of this issue, we can not be 100% certain that we are completely prepared, particularly because we can not be certain of Year 2000 readiness of third parties. As a result, we are unable to determine at this time whether the consequences of Year 2000 failures may have a material adverse effect on the results of Prudential's operations, liquidity or financial condition. In the worst case, it is possible that a Year 2000 technology failure, whether internal or external, could have a material impact on Prudential's results of operations, liquidity, or financial position. If Prudential is unable to address the Year 2000 problem, we may have difficulty in responding to your incoming phone calls, calculating your unit values or processing withdrawals and purchase payments. It is also possible that the mutual funds associated with Group Variable Universal Life will be unable to value their securities, in turn creating difficulties in purchasing or selling shares of the respective mutual fund and calculating corresponding unit asset values. The objective of Prudential's Year 2000 program has been to reduce these risks as much as possible.

Most of the operations of Group Variable Universal Life involve such a large number of individual transactions that they can only be handled with the help of computers. As a result, our current contingency plans include responses to the failure of specific business programs or infrastructure components. However, our contingency responses are now being reviewed and we expect to finalize them by June, 1999 to ensure that they are workable under the special conditions of a Year 2000 failure. Prudential believes that with the completion of its Year 2000 program as scheduled, the possibility of significant interruptions of normal operations will be reduced.

SUBSEQUENT EVENTS

On December 10, 1998, Prudential announced that it had entered into definitive agreements for Aetna to acquire, subject to regulatory approval and certain other conditions, Prudential's healthcare business for $1 billion. The transaction is expected to be completed in the second quarter of 1999. Included in this transaction are the Prudential HealthCare Health Maintenance Organization (HMO), Point of Service (POS), Preferred Provider Organization
(PPO), and indemnity health lines, as well as its dental business.


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                          DEFINITIONS OF SPECIAL TERMS
                             USED IN THIS PROSPECTUS

ATTAINED AGE -- Your age as defined by the Group Contract.

BUSINESS DAY -- A day on which the New York Stock Exchange is open for trading.

CASH SURRENDER VALUE -- The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt, outstanding charges, and any applicable transaction charge.

CERTIFICATE -- A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

CERTIFICATE ANNIVERSARY -- The same date each year as the Certificate Date.

CERTIFICATE DATE -- The effective date of coverage under a Certificate.

CERTIFICATE DEBT -- The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

CERTIFICATE FUND -- The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

CERTIFICATE YEAR -- The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

CONTRACT ANNIVERSARY -- The same date each year as the Contract Date.

CONTRACT DATE -- The date as of which the Group Contract is issued.

COVERED PERSON -- The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant's spouse as the Covered Person.

DEATH BENEFIT -- The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

DIVIDEND -- A portion of Prudential's divisible surplus attributable to the Group Contract that may be credited to the Group Contract as determined annually by Prudential's Board of Directors.

ELIGIBLE GROUP MEMBERS -- The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.

EXPERIENCE CREDIT -- A refund that Prudential may provide under certain Group Contracts based on favorable experience.

FACE AMOUNT -- The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

FIXED ACCOUNT -- An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

FUNDS -- The Series Fund portfolios and other mutual fund portfolios in which the Separate Account invests. Your investment options include the Funds and the Fixed Account.

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GROUP CONTRACT -- A Group Variable Universal Life insurance contract that
Prudential issues to the Group Contractholder. The term Group Contract also includes a participating employer's participation in a multi-employer trust.

GROUP CONTRACTHOLDER -- The employer, association, sponsoring organization or trust that is issued a Group Contract. In the case of an employer that joins a multiple employer trust, the employer exercises the rights accorded to a Group Contractholder as described throughout this prospectus.

GUIDELINE ANNUAL PREMIUM -- A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential will advise you of the guideline annual premium under the Certificate.

ISSUE AGE -- The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

LOAN ACCOUNT -- An account within Prudential's general account to which we transfer from the Separate Account and/or the Fixed Account an amount equal to the amount of any loan.

LOAN VALUE -- The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

MODIFIED ENDOWMENT CONTRACT -- A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a MEC. Regardless of classification as a MEC, cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the TAX TREATMENT OF CERTIFICATE BENEFITS section for a more complete description of the MEC rules.

MONTHLY DEDUCTION DATE -- Generally, the Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day. Some Group Contracts may define Monthly Deduction Date slightly differently, in which case a supplement to this prospectus will define Monthly Deduction Date.

NET PREMIUM -- Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net Premiums are the amounts that we allocate to the Separate Account and/or the Fixed Account.

PAID-UP COVERAGE -- This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one initial premium payment to begin the coverage and never make any additional payments.


PARTICIPANT -- An Eligible Group Member or "applicant owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the



                                       98


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Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

PORTABLE -- Under some Group Contracts, you may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Portable. Cost of insurance rates and charges may increase under a Portable Certificate since the Covered Person under a Portable Certificate may no longer be considered to be a member of the Group Contractholder's group for purposes of determining those rates and charges.

SEPARATE ACCOUNT -- Prudential Variable Contract Account GI-2, a separate investment account registered as a unit investment trust under the federal securities laws and established by Prudential to receive some or all of the Net Premiums and to invest them in the Funds.

SERIES FUND -- The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

SUBACCOUNT -- A division of the Separate Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

WE -- The Prudential Insurance Company of America.

YOU -- A Participant.

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


                      DIRECTORS AND OFFICERS OF PRUDENTIAL

                             DIRECTORS OF PRUDENTIAL

FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2000). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1986 Senior Vice President, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. and Erie Plastics Corporation. Age 64. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERICK K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 63. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President, The Swarthmore Group, Inc. since 1999. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age 46. Address: 1646 West Chester Pike, Suite 3, West Chester, PA 19382.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Operating Officer, Bell Atlantic Corporation, since 1998. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 56. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. National and International Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Merck & Co., Inc., Minimed Incorporated, and Beverley Enterprises. Age 67. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

ROGER A. ENRICO--Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Mr. Enrico originally joined PepsiCo, Inc. in 1971. Mr. Enrico is also a director of A.H. Belo Corporation and Dayton Hudson Corporation. Age 54. Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr.

Gilmour is also a director of Whirlpool Corporation, MeidiaOne Group, Inc., AP Automotive Systems, Inc., The Dow Chemical Company, and DTE Energy Company. Age
64. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

WILLIAM H. GRAY, III--Director since 1991 (current term expires April, 2000). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Union-Pacific Corporation, Warner-Lambert Company, CBS Corporation, and Electronic Data Systems. Age 57. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Business Ethics. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James E. Hanson Management Company, Neumann Distributors, Inc., Fleet Trust and Investment Services Company, N.A., United Water Resources, Orange & Rockland Utilities, Inc., and Consolidated Delivery and Logistics. Age 62. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR.--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1991. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation and Owens Corning. Age 64. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company and Pfizer, Inc. Age 56. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 67. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya, Baker Fentress & Company, The Jeffrey Company. The Southern New England Telecommunications Company, and Vanguard Group, Inc. Age 66. Address: Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 56. Address: 751 Broad Street, Newark, NJ 07102.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Audit Committee. Principal, Investment Strategies International since 1994. Age 64. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividend; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 68. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Mr. Staheli is also director of Bankers Trust Company, Conti-Financial Corporation and Continental Grain Company. Age 67. Address: 39 Locust Street, Suite 204, New Canaan, CT 06840.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2000). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, Canadian Occidental Petroleum, Ltd., The Toronto-Dominion Bank, and Ontario Hydro. Age 64. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2000). Member, Committees on Nominations & Corporate Governance; Member, Investment Committee. Retired since 1997. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Ameritech Corporation and Moss Micro. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 69. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 64.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2000). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman, Wolfensohn & Co., Inc. 1988 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1996. Chief Executive Officer, James D. Wolfensohn, Inc. from 1995 to 1996. Mr. Volcker is also a director of Nestle, S.A. and Bankers Trust New York Corporation, as well as a Director of the Board of Overseers of TIAA-CREF. Age 71, Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS--Director since 1994 (current term expires April, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Director, The Williams Companies since 1979. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of The Orvis Company, MTC Investors, LLC., and AEA Investors, Inc. Age 64. Address: One Williams Center, Tulsa, OK 74102.

                        PRINCIPAL OFFICERS OF PRUDENTIAL

ARTHUR F. RYAN--Chairman of the Board, President and Chief Executive Officer since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 56.

E. MICHAEL CAULFIELD--Executive Vice President, Financial Management since 1998; Chief Executive Officer, Prudential Investments from 1995 to 1998; Chief Executive Officer, Money Management Group in 1995; prior to 1995, President, Prudential Preferred Financial Services. Age 52.

MICHELE S. DARLING--Executive Vice President, Human Resources since 1997; prior to 1997, Executive Vice President, Canadian Imperial Bank of Commerce. Age 45.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 53.

MARK B. GRIER--Executive Vice President, Corporate Governance since 1998; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 46.

JEAN D. HAMILTON--Executive Vice President, Institutional since 1998; President, Diversified Group since 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 52.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 52.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd. Age 56.

JOHN V. SCICUTELLA--Executive Vice President, Individual Financial Services since 1998; Chief Executive Officer, Individual Insurance Group from 1997 to 1998; Executive Vice President Operations and Systems from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 49.

JOHN R. STRANGFELD--Executive Vice President, Global Asset Management since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 45.

JAMES J. AVERY, JR.--Senior Vice President & Chief Actuary, Individual Insurance Group since 1997; President Prudential Select from 1996 to 1997; prior to 1995, Executive Vice President and Chief Operating Officer, Prudential Select. Age 47.

MARTIN A. BERKOWITZ--Senior Vice President, Financial Management since 1998; Senior Vice President and Comptroller from 1995 to 1998; prior to 1995, Senior Vice President and CFO, Prudential Investment Corporation. Age 50.

WILLIAM M. BETHKE--Senior Vice President and Chief Investment Officer since 1997; prior to 1997, President, Capital Management Group. Age 51.

ANNE E. BOSSI--Senior Vice President, Institutional since 1998; President, Group Life & Disability 1997 to 1998; President, Group Life Insurance 1995 to 1997; prior to 1995, President, Northeastern Group Operations. Age 47.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997; Controller, Salomon Brothers from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 51.

THOMAS J. CARROLL-- Senior Vice President and Chief Auditor since 1999; Managing Director, Bankers Trust Company from 1996 to 1998; prior to 1996, Global Chief Auditor and Managing Director, Credit Suisse First Boston. Age 57.

THOMAS W. CRAWFORD--Senior Vice President, Individual Financial Services since 1998; President and Chief Executive Officer, Prudential Property & Casualty Company from 1996 to 1998;

Vice President, Prudential Property & Casualty Company in 1996; prior to 1996, President & CEO, Southern Heritage Insurance Company. Age 55.

WILLIAM D. FRIEL--Senior Vice President and Chief Information Officer since 1996; prior to 1996, Chief Executive Officer, Prudential Service Company. Age 60.

MICHAEL J. HINES--Senior Vice President, Marketing and Communications since 1999; 1996 to 1998 Vice President, Marketing and Communications. Age 47.

RONALD P. JOELSON--Senior Vice President, Financial Management since 1999; Senior Vice President, Guaranteed Products from 1996 to 1999; Vice President, Guaranteed Investments during 1996; prior to 1996, Managing Director, Retirement Services. Age 40.

IRA J. KLEINMAN--Senior Vice President, International Insurance since 1997; prior to 1997, Chief Marketing & Product Development Officer. Age 51.

KATHLEEN KRALL--Senior Vice President, Individual Financial Services since 1999; Vice President, Individual Financial Services from 1996 to 1999; Vice President, Operations and Systems from 1995 to 1996; prior to 1995, Vice President, Chase Manhattan Bank. Age 41.

JOYCE R. LEIBOWITZ--Senior Vice President, Management Internal Controls since 1999; Vice President, Management Internal Controls from 1995 to 1999; prior to 1995, Integrated Control Officer. Age 51.

JOHN M. LIFTIN--Senior Vice President and General Counsel since 1998; Self-employed from 1997 to 1998; prior to 1997, Senior Vice President and General Counsel, Kidder & Peabody Group, Inc. Age 55.

NEIL A. MCGUINNESS--Senior Vice President, Individual Financial Services since 1996; Director, Putnam Investments, in 1996; prior to 1996, President, Fidelity Investment Employer Services Company. Age 52.

PRISCILLA A. MYERS--Senior Vice President, Demutualization since 1998; Senior Vice President and Auditor from 1995 to 1998; prior to 1995, Vice President and Auditor. Age 48.

I. EDWARD PRICE--Senior Vice President, Individual Financial Services since 1996; Senior Vice President and Actuary from 1995 to 1996; prior to 1995, Chief Executive Officer, Prudential International Insurance. Age 56.

ROBERT J. SULLIVAN--Senior Vice President, Individual Financial Services since 1997; prior to 1997, Managing Director, Fidelity Investments. Age 60.

SUSAN J. BLOUNT--Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 41.

C. EDWARD CHAPLIN--Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 41.

ANTHONY S. PISZEL--Vice President and Controller since 1998; Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 44.



Prudential officers are elected annually.

                             FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 1998

                                                                                               SUBACCOUNTS
                                                                  ------------------------------------------------------------------
                                                                    PRUDENTIAL       PRUDENTIAL       PRUDENTIAL        PRUDENTIAL
                                                                   MONEY MARKET   FLEXIBLE MANAGED   STOCK INDEX          EQUITY
                                                                    PORTFOLIO         PORTFOLIO       PORTFOLIO         PORTFOLIO
                                                                  -------------     ------------     ------------       ----------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] .....................      $   231,517       $   417,696       $ 1,404,003       $   811,509
  Accrued expenses payable to The Prudential

    Insurance Company of America [Note 2] ..................             (277)             (509)           (1,607)             (970)
                                                                  -----------       -----------       -----------       -----------
  Net Assets ...............................................      $   231,240       $   417,187       $ 1,402,396       $   810,539
                                                                  ===========       ===========       ===========       ===========

NET ASSETS, representing:

  Equity of Participants ...................................      $   231,240       $   417,187       $ 1,402,396       $   810,539
                                                                  -----------       -----------       -----------       -----------
                                                                  $   231,240       $   417,187       $ 1,402,396       $   810,539
                                                                  ===========       ===========       ===========       ===========


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A1



                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------

 NEUBERGER &                                                                  FRANKLIN
  BERMAN          KEMPER                                                     TEMPLETON
AMT LIMITED       SERIES           MFS         DREYFUS   FRANKLIN TEMPLETON  DEVELOPING
MATURITY BOND   HIGH YIELD      RESEARCH      SMALL CAP     INTERNATIONAL      MARKETS
 PORTFOLIO      PORTFOLIO        SERIES       PORTFOLIO         FUND            FUND
-----------    -----------    -----------    -----------    -----------     -----------


$   159,827    $   356,155    $   891,261    $ 1,305,969    $   387,597     $   166,733

       (193)          (461)        (1,026)        (1,561)          (499)           (197)
-----------    -----------    -----------    -----------    -----------     -----------
$   159,634    $   355,694    $   890,235    $ 1,304,408    $   387,098     $   166,536
===========    ===========    ===========    ===========    ===========     ===========


$   159,634    $   355,694    $   890,235    $ 1,304,408    $   387,098     $   166,536
-----------    -----------    -----------    -----------    -----------     -----------
$   159,634    $   355,694    $   890,235    $ 1,304,408    $   387,098     $   166,536
===========    ===========    ===========    ===========    ===========     ===========






            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A2

                             FINANCIAL STATEMENTS OF

                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the period July 1, 1998* to December 31, 1998


                                                                                              SUBACCOUNTS
                                                                   -----------------------------------------------------------------
                                                                    PRUDENTIAL      PRUDENTIAL         PRUDENTIAL        PRUDENTIAL
                                                                   MONEY MARKET  FLEXIBLE MANAGED     STOCK INDEX          EQUITY
                                                                    PORTFOLIO       PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                   ------------  ----------------     -----------          ------

INVESTMENT INCOME:
  Dividend income ...........................................        $   3,241        $   5,648         $   6,340         $   5,495
                                                                     ---------        ---------         ---------         ---------

EXPENSES

  Charges to Participants for assuming

    mortality risk and expense risk [Note 5A] ...............              277              509             1,607               970
                                                                     ---------        ---------         ---------         ---------

NET INVESTMENT INCOME (LOSS) ................................            2,964            5,139             4,733             4,525
                                                                     ---------        ---------         ---------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

  Capital gains distributions received ......................                0           33,105            17,051            78,110
  Realized gain (loss) on shares redeemed ...................                0           (1,147)           (1,408)           (2,032)
  Net change in unrealized gain (loss)

    on investments ..........................................                0          (12,978)          151,883           (41,420)
                                                                     ---------        ---------         ---------         ---------

NET GAIN ON INVESTMENTS .....................................                0           18,980           167,526            34,658
                                                                     ---------        ---------         ---------         ---------

NET INCREASE IN NET ASSETS

  RESULTING FROM OPERATIONS .................................        $   2,964        $  24,119         $ 172,259         $  39,183
                                                                     =========        =========         =========         =========

*Commenced Operations


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A3


                              SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------
NEUBERGER &
 BERMAN         KEMPER                                         FRANKLIN TEMPLETON
AMT LIMITED    SERIES        MFS        DREYFUS  FRANKLIN TEMPLETON  DEVELOPING
MATURITY BOND HIGH YIELD   RESEARCH    SMALL CAP   INTERNATIONAL      MARKETS
 PORTFOLIO     PORTFOLIO    SERIES     PORTFOLIO      FUND             FUND
---------     ---------   ---------    ---------    ---------       ---------

$       0    $       0    $       0    $       3    $       0       $       0
---------    ---------    ---------    ---------    ---------       ---------



      193          461        1,026        1,561          499             197
---------    ---------    ---------    ---------    ---------       ---------

     (193)        (461)      (1,026)      (1,558)        (499)           (197)
---------    ---------    ---------    ---------    ---------       ---------



        0            0            0       15,555            0               0
        7       (1,269)      (1,568)      (4,972)      (1,543)           (596)

    1,200        2,494      115,832      123,615       14,401          22,483
---------    ---------    ---------    ---------    ---------       ---------

    1,207        1,225      114,264      134,198       12,858          21,887
---------    ---------    ---------    ---------    ---------       ---------


$   1,014    $     764    $ 113,238    $ 132,640    $  12,359       $  21,690
=========    =========    =========    =========    =========       =========


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A4

                             FINANCIAL STATEMENTS OF

                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period July 1, 1998* to December 31, 1998




                                                                                                      SUBACCOUNTS
                                                                    ---------------------------------------------------------------
                                                                      PRUDENTIAL      PRUDENTIAL       PRUDENTIAL      PRUDENTIAL
                                                                     MONEY MARKET   FLEXIBLE MANAGED  STOCK INDEX        EQUITY
                                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                     -----------      -----------      -----------      -----------
                                                                        1998             1998            1998              1998
                                                                     -----------      -----------      -----------      -----------

OPERATIONS
  Net investment income (loss) .................................     $     2,964      $     5,139      $     4,733      $     4,525
  Capital gains distributions received .........................               0           33,105           17,051           78,110
  Realized gain (loss) on shares redeemed ......................               0           (1,147)          (1,408)          (2,032)
  Net change in unrealized gain (loss) on investments ..........               0          (12,978)         151,883          (41,420)
                                                                     -----------      -----------      -----------      -----------

NET INCREASE IN NET ASSETS

  RESULTING FROM OPERATIONS ....................................           2,964           24,119          172,259           39,183
                                                                     -----------      -----------      -----------      -----------

PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS

   Participant Net Payments ....................................          22,979           63,947          191,087          125,032
   Policy Loans ................................................             (71)          (3,208)          (2,866)            (149)
   Policy Loan Repayments and Interest .........................               0            2,147            2,205            2,005
   Surrenders, Withdrawals and Death Benefits ..................               0           (1,089)          (1,648)          (1,301)
   Net Transfers From (To) Other Subaccounts or

       Fixed Rate Options ......................................         205,368          331,276        1,041,359          645,774
   Administrative and Other Charges ............................               0               (5)               0               (5)
                                                                     -----------      -----------      -----------      -----------

TOTAL PREMIUM PAYMENTS

  AND OTHER OPERATING TRANSFERS ................................         228,276          393,068        1,230,137          771,356
                                                                     -----------      -----------      -----------      -----------

TOTAL INCREASE IN NET ASSETS ...................................         231,240          417,187        1,402,396          810,539

NET ASSETS

  Beginning of period ..........................................               0                0                0                0
                                                                     -----------      -----------      -----------      -----------
  End of period ................................................     $   231,240      $   417,187      $ 1,402,396      $   810,539
                                                                     ===========      ===========      ===========      ===========


*Commenced Operations


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A5


                                    SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------
 NEUBERGER &
  BERMAN           KEMPER                                                 FRANKLIN TEMPLETON
 AMT LIMITED      SERIES            MFS         DREYFUS    FRANKLIN TEMPLETON  DEVELOPING
MATURITY BOND    HIGH YIELD       RESEARCH      SMALL CAP    INTERNATIONAL      MARKETS
  PORTFOLIO       PORTFOLIO        SERIES       PORTFOLIO        FUND            FUND
-----------    -----------    -----------    -----------    -----------    -----------
     1998         1998            1998           1998          1998             1998
-----------    -----------    -----------    -----------    -----------    -----------


$      (193)   $      (461)   $    (1,026)   $    (1,558)   $      (499)   $      (197)
          0              0              0         15,555              0              0
          7         (1,269)        (1,568)        (4,972)        (1,543)          (596)
      1,200          2,494        115,832        123,615         14,401         22,483
-----------    -----------    -----------    -----------    -----------    -----------


      1,014            764        113,238        132,640         12,359         21,690
-----------    -----------    -----------    -----------    -----------    -----------




     32,082         53,378        133,668        214,097         75,071         26,331
     (4,183)          (147)          (161)          (243)          (328)           (37)
        210              0          2,032              0              0              0
          0           (283)        (1,701)          (807)          (237)             0

    130,511        301,982        643,159        958,721        300,233        118,552
          0              0              0              0              0              0
-----------    -----------    -----------    -----------    -----------    -----------


    158,620        354,930        776,997      1,171,768        374,739        144,846
-----------    -----------    -----------    -----------    -----------    -----------

    159,634        355,694        890,235      1,304,408        387,098        166,536


          0              0              0              0              0              0
-----------    -----------    -----------    -----------    -----------    -----------
$   159,634    $   355,694    $   890,235    $ 1,304,408    $   387,098    $   166,536
===========    ===========    ===========    ===========    ===========    ===========



            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A6

                        NOTES TO FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
                                December 31, 1998

NOTE 1:      GENERAL

             The Prudential Variable Contract Account GI-2 (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on June 14, 1988 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from purchases of Group Variable Universal Life contracts are invested in the Account.

             The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are one hundred thirty-six subaccounts within the Account. Group Variable Universal Life contracts offer the option to invest in up to twenty of the subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or any of the non-Prudential administered funds shown in Note 3. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

             The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person entitled to make contributions under the contract is a "Participant."

             Group Variable Universal Life insurance contracts became available to Participants on July 1, 1998.

NOTE 2:      SIGNIFICANT ACCOUNTING POLICIES

             The accompanying financial statements are prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of the financial statements in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

             Investments - The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio.

             Security Transactions - Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

             Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.

             Accrued Expenses Payable to The Prudential Insurance Company of America--The payable represents amounts due to Prudential for mortality risk and expense risk charges.

NOTE 3: INVESTMENT INFORMATION FOR THE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

             The net asset value per share for each (rounded) for each portfolio of the Series Fund or the non-Prudential administered funds, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1998 were as follows:

                                                                        SUBACCOUNTS
                                                    -------------------------------------------------
                                                    PRUDENTIAL   PRUDENTIAL   PRUDENTIAL
                                                       MONEY      FLEXIBLE      STOCK      PRUDENTIAL
                                                      MARKET       MANAGED      INDEX        EQUITY
                                                     PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                    -------------------------------------------------

             Number of shares: ..................       23,152       25,222       37,202       27,382
             Net asset value per share (rounded):   $    10.00   $    16.56   $    37.74   $    29.64
             Cost: ..............................   $  231,517   $  430,674   $1,252,120   $  852,929




                                       A7

NOTE 3: INVESTMENT INFORMATION FOR THE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2 (CONTINUED)



                                                                        SUBACCOUNTS (CONTINUED)
                                                    ---------------------------------------------------
                                                     NEUBERGER &
                                                       BERMAN       KEMPER                  DREYFUS
                                                    AMT LIMITED     SERIES       MFS         SMALL
                                                    MATURITY BOND  HIGH YIELD  RESEARCH       CAP
                                                     PORTFOLIO     PORTFOLIO    SERIES     PORTFOLIO
                                                    -----------  -----------  ----------   -----------
             Number of shares:                          11,565      290,175       46,785       24,225
             Net asset value per share (rounded):   $    13.82   $     1.23   $    19.05   $    53.91
             Cost:                                  $  158,627   $  353,661   $  775,429   $1,182,354



                                                     SUBACCOUNTS (CONTINUED)
                                                   --------------------------
                                                                   FRANKLIN
                                                    FRANKLIN      TEMPLETON
                                                   TEMPLETON      DEVELOPING
                                                  INTERNATIONAL     MARKETS
                                                     FUND            FUND
                                                    --------      ---------

             Number of shares:                        18,806         32,565
             Net asset value per share (rounded):   $  20.61       $   5.12
             Cost:                                  $373,196       $144,250




NOTE 4:      PARTICIPANT UNIT INFORMATION

             Outstanding Participant units, unit values and total value of Participant equity at December 31, 1998 were as follows:

                                                                 SUBACCOUNTS
                                              -------------------------------------------------
                                              PRUDENTIAL   PRUDENTIAL   PRUDENTIAL
                                                MONEY       FLEXIBLE      STOCK      PRUDENTIAL
                                                MARKET      MANAGED       INDEX       EQUITY
                                               PORTFOLIO   PORTFOLIO     PORTFOLIO   PORTFOLIO
                                              ----------   ----------   ----------   ----------

             Participant Units Outstanding:       22,672       40,582      127,123       80,739
             Unit Value:                      $ 10.19956   $ 10.28010   $ 11.03184   $ 10.03902
                                              ----------   ----------   ----------   ----------
             TOTAL PARTICIPANT EQUITY:        $  231,240   $  417,187   $1,402,396   $  810,539
                                              ==========   ==========   ==========   ==========






                                                              SUBACCOUNTS (CONTINUED)
                                           ------------------------------------------------------
                                             NEUBERGER &
                                                BERMAN       KEMPER                   DREYFUS
                                               AMT LIMITED   SERIES        MFS         SMALL
                                           MATURITY BOND   HIGH YIELD    RESEARCH       CAP
                                              PORTFOLIO     PORTFOLIO     SERIES     PORTFOLIO
                                              ----------   ----------   ----------   ----------
             Participant Units Outstanding:       15,785       37,005       83,841      129,380
             Unit Value:                      $ 10.11316   $  9.61199   $ 10.61812   $ 10.08199
                                              ----------   ----------   ----------   ----------
             TOTAL PARTICIPANT EQUITY:        $  159,634   $  355,694   $  890,235   $1,304,408
                                              ==========   ==========   ==========   ==========



                                       A8

                                            ---------------------------
                                                            FRANKLIN
                                              FRANKLIN      TEMPLETON
                                              TEMPLETON     DEVELOPING
                                            INTERNATIONAL    MARKETS
                                                FUND          FUND
                                              --------       --------

             Participant Units Outstanding:     40,981          16,259
             Unit Value: ..................   $9.44570       $10.24261
                                              --------       ---------
             TOTAL PARTICIPANT EQUITY: ....   $387,098       $ 166,536
                                              ========       =========

NOTE 5:      CHARGES AND EXPENSES

             A.  Mortality Risk and Expense Risk Charges

                 The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets representing equity of Participants in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that Participants may not live as long as estimated and expense risk is that the cost of issuing and administering the insurance may exceed related charges by Prudential.

             B.  Transaction Related Charges

                 There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

                  o Surrenders and partial withdrawals-- Not to exceed the lesser of $20 or 2% of the amount received.

                  o     Loans-- Not to exceed $20 for each loan made.

                  o Transfers-- Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

                  o Additional statement requests related to a Participant's insurance-- Not to exceed $20 per statement.

             C.  Cost of Insurance Charges

                 Participant's contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs and (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the face amount of insurance applicable to the Participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable.

NOTE 6:      TAXES

             Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                       A9

NOTE 7:      UNIT ACTIVITY

             Transactions in units (including transfers among subaccounts) for the period July 1, 1998* through December 31, 1998 were as follows:


                                                                                      SUBACCOUNTS
                                               -------------------------------------------------------------------------------------
                                                  PRUDENTIAL             PRUDENTIAL             PRUDENTIAL
                                                    MONEY                 FLEXIBLE                 STOCK               PRUDENTIAL
                                                    MARKET                MANAGED                  INDEX                 EQUITY
                                                  PORTFOLIO              PORTFOLIO               PORTFOLIO              PORTFOLIO
                                               -------------------  ---------------------  ---------------------- ------------------

             Participant Contributions:             23,681                 45,583                 137,804                 87,843
             Participant Redemptions:               (1,009)                (5,001)                (10,681)                (7,104)


                                                                                SUBACCOUNTS (CONTINUED)
                                               -------------------------------------------------------------------------------------
                                                 NEUBERGER &
                                                    BERMAN                 KEMPER                                        DREYFUS
                                                 AMT LIMITED               SERIES                   MFS                   SMALL
                                                MATURITY BOND            HIGH YIELD              RESEARCH                  CAP
                                                  PORTFOLIO              PORTFOLIO                SERIES                PORTFOLIO
                                               -------------------  ---------------------  ---------------------- ------------------

             Participant Contributions:             17,321                 40,569                  90,308                143,602
             Participant Redemptions:               (1,536)                (3,564)                 (6,467)               (14,222)


                                                        SUBACCOUNTS (CONTINUED)
                                               -----------------------------------------
                                                                           FRANKLIN
                                                     FRANKLIN              TEMPLETON
                                                    TEMPLETON             DEVELOPING
                                                  INTERNATIONAL             MARKETS
                                                       FUND                  FUND
                                               --------------------  -------------------

            Participant Contributions:              45,363                 17,730
            Participant Redemptions:                (4,382)                (1,471)

            *  Commenced Operations


                                      A10

NOTE 8:      PURCHASES AND SALES OF INVESTMENTS

             The aggregate costs of purchases and proceeds from sales of investments in the Series Fund or the non-Prudential administered funds for the period July 1, 1998* through December 31, 1998 were as follows:


                                                                                         PORTFOLIOS
                                                   --------------------------------------------------------------------------
                                                      PRUDENTIAL           PRUDENTIAL         PRUDENTIAL
                                                        MONEY               FLEXIBLE             STOCK           PRUDENTIAL
                                                        MARKET              MANAGED              INDEX             EQUITY
                                                      PORTFOLIO            PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                   -------------         -------------        -----------         -----------

             Purchases:                             $  238,485           $  441,301           $1,333,505          $  837,735
             Sales:                                 $  (10,210)          $  (48,234)          $ (103,368)         $  (66,378)




                                                                                     PORTFOLIOS (CONTINUED)
                                                   ---------------------------------------------------------------------------
                                                      NEUBERGER &
                                                         BERMAN            KEMPER                                   DREYFUS
                                                      AMT LIMITED          SERIES                MFS                SMALL
                                                     MATURITY BOND       HIGH YIELD           RESEARCH               CAP
                                                       PORTFOLIO         PORTFOLIO              SERIES            PORTFOLIO
                                                   --------------       -------------        -------------       -------------

             Purchases:                             $  174,083           $  387,952           $  836,499          $1,296,655
             Sales:                                 $  (15,463)          $  (33,022)          $  (59,503)         $ (124,887)



                                                            PORTFOLIOS (CONTINUED)
                                                   -----------------------------------------
                                                                             FRANKLIN
                                                     FRANKLIN                TEMPLETON
                                                     TEMPLETON              DEVELOPING
                                                   INTERNATIONAL              MARKETS
                                                       FUND                    FUND
                                                   --------------        ---------------

             Purchases:                           $ 413,671                 $ 157,961
             Sales:                               $ (38,932)                $ (13,115)

             * Commenced operations


                                      A11

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Participants of the
Prudential Variable Contract Account GI-2 and the Board of Directors of The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Prudential Money Market Portfolio, Prudential Flexible Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Neuberger & Berman AMT Limited Maturity Bond Portfolio, Kemper Series High Yield Portfolio, MFS Research Series, Dreyfus Small Cap Portfolio, Franklin Templeton International Fund and Franklin Templeton Developing Markets Fund) of the Prudential Variable Contact Account GI-2 at December 31, 1998, and the results of each of their operations and the changes in each of their net assets for the period July 1, 1998 through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of fund shares owned at December 31, 1998, provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
March 26, 1999


                                      A12

      THE PRUDENTIAL INSURANCE
      COMPANY OF AMERICA


      CONSOLIDATED FINANCIAL STATEMENTS AND
      REPORT OF INDEPENDENT ACCOUNTANTS
      DECEMBER 31, 1998 AND 1997

                           REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.






/s/ PricewaterhouseCoopers LLP
New York, New York
February 26, 1999

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 1998 AND 1997 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                                          1998             1997
                                                                                                          ----             ----
ASSETS
  Fixed maturities:
     Available for sale, at  fair value (amortized cost, 1998: $76,997; 1997: $71,496)                $  80,158         $  75,270
     Held to maturity, at amortized cost (fair value, 1998: $17,906; 1997: $19,894)                      16,848            18,700
  Trading account assets, at fair value                                                                   8,888             6,347
  Equity securities, available for sale, at fair value (cost, 1998: $2,583; 1997: $2,376)                 2,759             2,810
  Mortgage loans on real estate                                                                          16,495            16,004
  Investment real estate                                                                                    801             1,519
  Policy loans                                                                                            7,476             7,034
  Securities purchased under agreements to resell                                                        10,252             8,661
  Cash collateral for borrowed securities                                                                 5,622             5,047
  Other long-term investments                                                                             2,658             2,489
  Short-term investments                                                                                  9,781            12,106
                                                                                                      ---------         ---------
     Total investments                                                                                  161,738           155,987

  Cash                                                                                                    1,943             1,859
  Accrued investment income                                                                               1,795             1,909
  Broker-dealer related receivables                                                                      10,142             8,442
  Deferred policy acquisition costs                                                                       6,462             6,083
  Other assets                                                                                           15,721            11,452
  Separate Account assets                                                                                81,621            73,839
                                                                                                      ---------         ---------
TOTAL ASSETS                                                                                          $ 279,422         $ 259,571
                                                                                                      =========         =========
LIABILITIES AND EQUITY

LIABILITIES
  Future policy benefits                                                                               $ 69,129          $ 67,367
  Policyholders' account balances                                                                        30,974            33,246
  Unpaid claims and claim adjustment expenses                                                             3,860             4,864
  Policyholders' dividends                                                                                1,444             1,269
  Securities sold under agreements to repurchase                                                         21,486            12,347
  Cash collateral for loaned securities                                                                   7,132            14,117
  Income taxes payable                                                                                      785               500
  Broker-dealer related payables                                                                          6,530             3,338
  Securities sold but not yet purchased                                                                   5,771             3,648
  Other liabilities                                                                                      16,169            14,659
  Short-term debt                                                                                        10,082             6,774
  Long-term debt                                                                                          4,734             4,273
  Separate Account liabilities                                                                           80,931            73,451
                                                                                                      ---------         ---------
           Total liabilities                                                                            259,027           239,853
                                                                                                      ---------         ---------
COMMITMENTS AND CONTINGENCIES (SEE NOTE 16)
EQUITY
  Accumulated other comprehensive income                                                                  1,232             1,661
  Retained earnings                                                                                      19,163            18,057
                                                                                                      ---------         ---------
            Total equity                                                                                 20,395            19,718
                                                                                                      ---------         ---------
TOTAL LIABILITIES AND EQUITY                                                                          $ 279,422         $ 259,571
                                                                                                      =========         =========


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                              1998        1997        1996
                                                              ----        ----        ----
REVENUES
  Premiums                                                  $  9,024    $  9,005    $  9,999
  Policy charges and fee income                                1,462       1,434       1,490
  Net investment income                                        9,520       9,456       9,461
  Realized investment gains, net                               2,630       2,168       1,128
  Commissions and other income                                 4,451       4,481       4,512
                                                            --------    --------    --------
           Total revenues                                     27,087      26,544      26,590
                                                            --------    --------    --------
BENEFITS AND EXPENSES
  Policyholders' benefits                                      9,976      10,076      11,094
  Interest credited to policyholders' account balances         1,806       2,044       2,251
  Dividends to policyholders                                   2,478       2,422       2,339
  General and administrative expenses                          9,720       8,992       8,956
  Sales practices remedies                                       510       1,640         410
                                                            --------    --------    --------
           Total benefits and expenses                        24,490      25,174      25,050
                                                            --------    --------    --------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES          2,597       1,370       1,540
                                                            --------    --------    --------
  Income taxes
    Current                                                    1,185         101         556
    Deferred                                                    (215)        306        (376)
                                                            --------    --------    --------
                                                                 970         407         180
                                                            --------    --------    --------
INCOME FROM CONTINUING OPERATIONS                              1,627         963       1,360
                                                            --------    --------    --------
DISCONTINUED OPERATIONS
  Loss from Healthcare operations, net of taxes                 (298)       (353)       (282)
  Loss on disposal of Healthcare operations, net of taxes       (223)       --          --
                                                            --------    --------    --------
    Net loss from discontinued operations                       (521)       (353)       (282)
                                                            --------    --------    --------
NET INCOME                                                  $  1,106    $    610    $  1,078
                                                            ========    ========    ========



                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                             ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                     ------------------------------------------------------
                                                       FOREIGN        NET                      TOTAL
                                                      CURRENCY     UNREALIZED   PENSION   ACCUMULATED OTHER
                                                     TRANSLATION   INVESTMENT  LIABILITY    COMPREHENSIVE      RETAINED      TOTAL
                                                     ADJUSTMENTS     GAINS     ADJUSTMENT      INCOME          EARNINGS     EQUITY
                                                     -------------------------------------------------------------------------------
BALANCE, JANUARY 1, 1996                                $ (24)      $ 2,397       $  --       $ 2,373        $ 16,369     $ 18,742
Comprehensive income (loss):
  Net income                                                                                                    1,078        1,078
  Other comprehensive income (loss), net of tax:
     Change in foreign currency translation
       adjustments                                        (32)                                    (32)                         (32)
     Change in net unrealized investment gains                       (1,261)                   (1,261)                      (1,261)
     Additional pension liability adjustment                                         (4)           (4)                          (4)
                                                                                                                          --------
  Other comprehensive income (loss)                                                                                         (1,297)
                                                                                                                          --------
Total comprehensive income (loss)                                                                                             (219)
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1996                                (56)        1,136          (4)        1,076          17,447       18,523
Comprehensive income:
  Net income                                                                                                      610          610
  Other comprehensive income (loss), net of tax:
     Change in foreign currency translation
       adjustments                                        (29)                                    (29)                         (29)
     Change in net unrealized investment gains                          616                       616                          616
     Additional pension liability adjustment                                         (2)           (2)                          (2)
                                                                                                                          --------
  Other comprehensive income                                                                                                   585
                                                                                                                          --------
Total comprehensive income                                                                                                   1,195
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                                (85)        1,752          (6)        1,661          18,057       19,718
Comprehensive income:
  Net income                                                                                                    1,106        1,106
  Other comprehensive income, net of tax:
     Change in foreign currency translation
       adjustments                                         54                                      54                           54
     Change in net unrealized investment gains                         (480)                     (480)                        (480)
     Additional pension liability adjustment                                         (3)           (3)                          (3)
                                                                                                                          --------
  Other comprehensive income                                                                                                  (429)
                                                                                                                          --------
Total comprehensive income                                                                                                     677
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                              $ (31)      $ 1,272        $ (9)      $ 1,232        $ 19,163     $ 20,395
                                                     =============================================================================


                   SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                       1998         1997        1996
                                                                       ----         ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $   1,106    $     610    $   1,078
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                 (2,660)      (2,209)      (1,138)
        Policy charges and fee income                                    (135)        (258)        (208)
        Interest credited to policyholders' account balances            1,806        2,044        2,251
        Depreciation and amortization                                     305          258          266
        Loss (gain) on disposal of businesses                             223         --           (116)
        Change in:
           Deferred policy acquisition costs                             (165)        (142)        (122)
           Future policy benefits and other insurance liabilities         584        2,762        2,471
           Securities purchased under agreements to resell             (1,591)      (3,314)        (217)
           Trading account assets                                      (2,540)      (1,825)        (433)
           Income taxes receivable/payable                                594       (1,391)        (937)
           Cash collateral for borrowed securities                       (575)      (2,631)        (332)
           Cash collateral for securities loaned (net)                 (6,985)       5,668        2,891
           Broker-dealer related receivables/payables                   1,495         (672)        (607)
           Securities sold but not yet purchased                        2,122        1,633          251
           Securities sold under agreements to repurchase               9,139        4,844         (490)
         Other, net                                                    (5,168)       4,142       (1,334)
                                                                    ---------    ---------    ---------
               CASH FLOWS FROM OPERATING ACTIVITIES                    (2,445)       9,519        3,274
                                                                    ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                          123,151      123,550      123,368
        Fixed maturities, held to maturity                              4,466        4,042        4,268
        Equity securities, available for sale                           2,792        2,572        2,162
        Mortgage loans on real estate                                   4,839        4,299        5,731
        Investment real estate                                          1,364        1,842          615
        Other long-term investments                                     1,848        5,081        3,203
        Disposal of businesses                                           --           --             52
  Payments for the purchase of:
        Fixed maturities, available for sale                         (126,742)    (129,854)    (125,093)
        Fixed maturities, held to maturity                             (2,244)      (2,317)      (2,844)
        Equity securities, available for sale                          (2,547)      (2,461)      (2,384)
        Mortgage loans on real estate                                  (4,885)      (3,363)      (1,906)
        Investment real estate                                            (31)        (241)        (142)
        Other long-term investments                                    (1,415)      (4,148)      (2,060)
  Short-term investments (net)                                          2,145       (2,848)      (1,915)
                                                                    ---------    ---------    ---------
               CASH FLOWS FROM INVESTING ACTIVITIES                     2,741       (3,846)       3,055
                                                                    ---------    ---------    ---------


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------


                                                        1998         1997       1996
                                                        ----         ----       ----
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account deposits                       6,955       5,020       2,676
  Policyholders' account withdrawals                  (11,111)     (9,873)     (8,099)
  Net increase in short-term debt                       2,422         305         583
  Proceeds from the issuance of long-term  debt         1,940         324          93
  Repayments of long-term debt                           (418)       (464)     (1,306)
                                                     --------    --------    --------
           CASH FLOWS USED IN FINANCING ACTIVITIES       (212)     (4,688)     (6,053)
                                                     --------    --------    --------
NET INCREASE IN CASH                                       84         985         276

CASH, BEGINNING OF YEAR                                 1,859         874         598
                                                     --------    --------    --------
CASH, END OF YEAR                                    $  1,943    $  1,859    $    874
                                                     ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid                                    $    163    $    968    $    793
                                                     --------    --------    --------
Interest paid                                        $    864    $    708    $    595
                                                     --------    --------    --------


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS

     The Prudential Insurance Company of America and its subsidiaries (collectively, "the Company") provide financial services throughout the United States and several locations worldwide. The Company's businesses provide a full range of insurance, investment, securities brokerage and other financial products and services to both retail consumers and institutions. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

     DEMUTUALIZATION

     On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified voters and regulatory approval. There can be no assurance that the Company will demutualize or, if it does so, when demutualization will occur.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, and its consolidated subsidiaries, and those partnerships and joint ventures in which the Company has a controlling interest. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENTS

     FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities are written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

     TRADING ACCOUNT ASSETS AND SECURITIES SOLD BUT NOT YET PURCHASED are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

     EQUITY SECURITIES, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, and the effects on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Accumulated other comprehensive income."

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses. The allowance for losses is based upon a loan specific review and, for performing loans collectively evaluated, a portfolio review. The loan specific review includes consideration of expected future cash flows relative to outstanding balances. The portfolio review includes consideration of the composition of the loan portfolio, current economic conditions, past results, current trends, the estimated aggregate value of the underlying collateral, and other relevant environmental factors. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans, identified in management's specific review of probable loan losses, are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral if the loan is collateral dependent.

     Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

     INVESTMENT REAL ESTATE to be disposed of is carried at the lower of depreciated cost or fair value less selling costs and is not depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income, is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate the carrying value may not be recoverable. In reviewing recoverability, an impairment loss is recognized for an other than temporary decline in value to the extent the reduction in carrying values of investment real estate exceeds estimated undiscounted future cash flows. Charges relating to real estate to be disposed of and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate is computed using the straight-line method over the estimated lives of the properties.

     POLICY LOANS are carried at unpaid principal balances.

     SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased or resold is monitored, and additional collateral is requested, where appropriate, to protect against credit exposure.

     SECURITIES BORROWED AND SECURITIES LOANED are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

     OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control and derivatives held for purposes other than trading. Joint venture and partnership investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

     SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

     REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the lower of depreciated cost or fair value less selling costs of investment real estate held for sale are recorded in "Realized investment gains, net."

     CASH

     Cash includes cash on hand, amounts due from banks, and money market instruments.

     DEFERRED POLICY ACQUISITION COSTS

     The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

     For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The effect of changes in estimated gross margins is reflected in earnings in the period they are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated periodically. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised. The average rate of assumed investment yield in estimating expected gross margins was 9.97%, 9.39%, and 8.39% for 1998, 1997 and 1996, respectively. Deferred policy acquisition costs related to non-participatory term insurance are amortized over the expected life of the contracts in proportion to the premium income.

     For property and casualty contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     For disability insurance, group life insurance and most group annuities, acquisition costs are expensed as incurred.

     POLICYHOLDERS' DIVIDENDS

     The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

     SEPARATE ACCOUNT ASSETS AND LIABILITIES

     Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension fund and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

     OTHER ASSETS AND OTHER LIABILITIES

     Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables and reserves for sales practice remediation costs.

     INSURANCE REVENUE AND EXPENSE RECOGNITION

     Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

     Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

     Amounts received as payment for interest sensitive investment contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

     For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

     Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are recorded, net of related hedge gains and losses and income taxes, as "Other comprehensive income," a separate component of equity.

     COMMISSIONS AND OTHER INCOME

     Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's broker-dealer subsidiary.

     DERIVATIVE FINANCIAL INSTRUMENTS

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and those used by the Company include swaps, futures, forwards and options contracts. The Company uses derivative financial instruments to hedge market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

     To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments, or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

     DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities broker-dealer business and in a limited-purpose subsidiary to meet the needs of its customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors these exposures through the use of various analytical techniques.

     Derivatives held for trading are recorded at fair value in "Trading account assets," "Other liabilities" or "Receivables from/Payables to broker-dealer clients" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

     DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivative assets and liabilities are reported in the investing activities section in the Consolidated Statements of Cash Flows.

     INCOME TAXES

     The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

     Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

     NEW ACCOUNTING PRONOUNCEMENTS

     In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and was applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delayed the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company adopted the delayed provisions of SFAS 125 in 1998. The adoption of SFAS 125 did not have a material impact on the Company's results of operations or financial position.

     During 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income," which was issued by the FASB in June 1997. This statement defines comprehensive income and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statements of Financial Position. Application of this statement did not change recognition or measurement of net income and, therefore, did not affect the Company's financial position or results of operations.

     During 1998, the Company adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which was issued by the FASB in February 1998. This statement standardizes the disclosure requirements for pensions and other postretirement benefits, requires additional information on changes in the benefit obligations and fair values of plan assets and eliminates certain disclosures. This statement is limited to changes in reporting and presentation and does not change recognition or measurement of pension or other postretirement benefit plans. Therefore, its adoption did not affect the Company's financial position or results of operations.

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THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     On January 1, 1998, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SOP 97-3"). This statement provides guidance for determining when an insurance company or other enterprise should recognize a liability for guaranty-fund assessments as well as guidance for measuring the liability. The adoption of SOP 97-3 did not have a material effect on the Company's financial condition or results of operations. In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

     SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which can affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

     Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement no later than January 1, 2000 and is currently assessing the effect of the new standard.

     In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
     Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

     RECLASSIFICATIONS

     Certain amounts in prior years have been reclassified to conform to current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   DISCONTINUED OPERATIONS

     In December 1998, the Company entered into a definitive agreement to sell its HealthCare business to Aetna Inc. ("Aetna"). Included in this transaction are the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") businesses. The transaction was approved by the boards of directors of both companies and is expected to be completed in the second quarter of 1999, subject to review by federal antitrust authorities and approval by state regulators, and other customary closing conditions. Proceeds from the sale will consist of $500 million of cash and $500 million of Aetna three year senior notes.

     Loss from operations of discontinued businesses for 1998 includes results through December 31, 1998 (the measurement date). The Statements of Operations for 1997 and 1996 have been restated to conform with the 1998 presentation. Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations. The following table presents the results of operations and the loss on the disposal of the Company's HealthCare business, determined as of the measurement date, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 and 1996 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.

                                                            1998        1997        1996
                                                          ---------   ---------   ---------
                                                                   (In Millions)
     Revenues                                             $  7,461    $ 10,305    $  9,187
     Policyholder benefits                                  (6,064)     (8,484)     (7,711)
     General and administrative expenses                    (1,822)     (2,364)     (1,921)
                                                          ---------   ---------   ---------
     Loss before income taxes                                 (425)       (543)       (445)
     Income tax benefit                                        127         190         163
                                                          ---------   ---------   ---------
     Loss from operations                                     (298)       (353)       (282)
     Loss on disposal, net of tax benefit of $131             (223)          -           -
                                                          ---------   ---------   ---------
     Loss from discontinued operations, net of taxes      $   (521)   $   (353)   $   (282)
                                                          =========   =========   =========

     The loss on disposal includes anticipated operating losses to be incurred by the HealthCare business subsequent to the measurement date through the expected date of the sale, as well as estimates of other costs the Company will incur in connection with the disposition of the HealthCare business. Actual amounts may differ from these estimates. These include costs attributable to facilities closure and systems terminations, severance, payments to Aetna related to the ASO business, and estimated payments in connection with an agreement covering the fully insured medical and dental business. The latter agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the agreement for the years 1999 and 2000. The loss on disposition was reduced by the estimated impact of expected modifications of certain pension and other postretirement benefit plans in which employees of the HealthCare business participate. This amount includes curtailment gains and the cost of termination benefits. (See Note 9.)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   DISCONTINUED OPERATIONS (CONTINUED)

     The following table presents the assets and liabilities pertaining to the Company's HealthCare business at December 31, 1998 which are included in the Company's Consolidated Statements of Financial Position.

                                                    (In Millions)

     Cash and investments                              $ 1,652
     Other assets                                        1,030
                                                       -------
     Total assets                                        2,682

     Future policy benefits                              1,241
     Other liabilities                                   1,105
                                                       -------
     Total liabilities                                   2,346
                                                       -------

     Net assets                                        $   336
                                                       =======


4.   INVESTMENTS

     FIXED MATURITIES AND EQUITY SECURITIES

     The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                            1998
                                                             -------------------------------------------------------------
                                                                                  GROSS           GROSS
                                                              AMORTIZED        UNREALIZED      UNREALIZED       ESTIMATED
                                                                 COST             GAINS          LOSSES         FAIR VALUE
                                                             ----------        ----------      ----------       ----------
                                                                                       (In Millions)
     FIXED MATURITIES AVAILABLE FOR SALE
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies             $  5,761          $    580         $     9         $  6,332

     Obligations of U.S. states and
       their political subdivisions                             2,672               204               1            2,875

     Foreign government bonds                                   3,156               253              52            3,357

     Corporate securities                                      57,373             2,545             553           59,365

     Mortgage-backed securities                                 7,935               208              14            8,129

     Other fixed maturities                                       100                 -               -              100
                                                             -----------------------------------------------------------
     Total fixed maturities available for sale               $ 76,997          $  3,790         $   629         $ 80,158
                                                             ===========================================================
     EQUITY SECURITIES AVAILABLE FOR SALE                    $  2,583          $    472         $   296         $  2,759
                                                             ===========================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

                                                                                          1998
                                                             ------------------------------------------------------------
                                                                               GROSS            GROSS
                                                              AMORTIZED     UNREALIZED        UNREALIZED        ESTIMATED
                                                                 COST          GAINS            LOSSES         FAIR VALUE
                                                             ----------     ----------        ----------       ----------
     FIXED MATURITIES HELD TO MATURITY                                              (In Millions)
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies               $    5          $     -           $     -           $    5

     Obligations of U.S. states and
        their political subdivisions                               62                2                 1               63

     Foreign government bonds                                      31                4                 -               35

     Corporate securities                                      16,699            1,096                49           17,746

     Mortgage-backed securities                                     1                -                 -                1

     Other fixed maturities                                        50                6                 -               56
                                                             ------------------------------------------------------------
     Total fixed maturities held to maturity                 $ 16,848         $  1,108           $    50         $ 17,906
                                                             ============================================================


                                                                                        1997
                                                           -------------------------------------------------------------
                                                                                GROSS            GROSS
                                                            AMORTIZED        UNREALIZED       UNREALIZED       ESTIMATED
                                                               COST             GAINS           LOSSES         FAIR VALUE
                                                            ---------        ----------       -----------      ----------
     FIXED MATURITIES AVAILABLE FOR SALE                                           (In Millions)
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies             $  9,071          $    671          $    -         $  9,742

     Obligations of U.S. states and
       their political subdivisions                             1,529               152               -            1,681

     Foreign government bonds                                   3,177               218              17            3,378

     Corporate securities                                      50,043             2,611             144           52,510

     Mortgage-backed securities                                 7,576               288               5            7,859

     Other fixed maturities                                       100                 -               -              100
                                                             -----------------------------------------------------------
     Total fixed maturities available for sale               $ 71,496         $   3,940         $   166        $  75,270
                                                             ===========================================================
     EQUITY SECURITIES AVAILABLE FOR SALE                    $  2,376          $    680         $   246         $  2,810
                                                             ===========================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

                                                                                         1997
                                                           ---------------------------------------------------------------
                                                                                GROSS            GROSS
                                                            AMORTIZED        UNREALIZED        UNREALIZED        ESTIMATED
                                                               COST             GAINS            LOSSES         FAIR VALUE
                                                           -----------       ----------        -----------      ----------
                                                                                     (In Millions)
     FIXED MATURITIES HELD TO MATURITY
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies              $    88          $     -           $     -          $    88

     Obligations of U.S. states and
        their political subdivisions                              152                4                 1              155

     Foreign government bonds                                      33                5                 -               38

     Corporate securities                                      18,282            1,212                34           19,460

     Mortgage-backed securities                                     1                -                 -                1

     Other fixed maturities                                       144                8                 -              152
                                                             ------------------------------------------------------------
     Total fixed maturities held to maturity                 $ 18,700         $  1,229           $    35         $ 19,894
                                                             ============================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1998, is shown below:

                                                        AVAILABLE FOR SALE                HELD TO MATURITY
                                                    ----------------------------        -----------------------
                                                                    ESTIMATED                        ESTIMATED
                                                    AMORTIZED          FAIR             AMORTIZED       FAIR
                                                      COST            VALUE               COST         VALUE
                                                    ------------  --------------        -----------  ----------
                                                              (In Millions)                 (In Millions)
     Due in one year or less                        $   2,638       $    2,644          $    730     $    736
     Due after one year through five years             17,551           17,874             4,326        4,465
     Due after five years through ten years            19,523           19,976             6,783        7,162
     Due after ten years                               29,350           31,535             5,008        5,542
     Mortgage-backed securities                         7,935            8,129                 1            1
                                                    ---------       ----------          --------     --------
            Total                                   $  76,997       $   80,158          $ 16,848     $ 17,906
                                                    =========       ==========          ========     ========

     Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

     Proceeds from the repayment of held to maturity fixed maturities during 1998, 1997 and 1996 were $4,466 million, $4,042 million and $4,268 million, respectively. Gross gains of $135 million, $62 million and $78 million, and gross losses of $2 million, $1 million and $7 million, were realized on prepayment of held to maturity fixed maturities during 1998, 1997 and 1996, respectively.

     Proceeds from the sale of available for sale fixed maturities during 1998, 1997 and 1996 were $119,096 million, $120,604 million and $121,910 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1998, 1997 and 1996 were $ 4,055 million, $2,946 million and $1,458 million, respectively. Gross gains of $1,765 million, $1,310 million and $1,562 million and gross losses of $443 million, $639 million and $1,026 million were realized on sales and prepayments of available for sale fixed maturities during 1998, 1997 and 1996, respectively.

     Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $96 million, $13 million and $54 million for the years 1998, 1997 and 1996, respectively.

     During the years ended December 31, 1998 and December 31, 1997, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $73 million and $27 million, respectively with gross unrealized investment losses of $.4 million and gross unrealized investment gains of $.6 million included during the years ended December 31, 1998 and 1997, respectively, in "Accumulated other comprehensive income" at the time of the transfer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE

     The Company's mortgage loans were collateralized by the following property types at December 31:


                               AMOUNT     PERCENTAGE      AMOUNT      PERCENTAGE
                            (IN MILLIONS)  OF TOTAL    (IN MILLIONS)   OF TOTAL
                            ------------- ----------   -------------  ----------
                                        1998                       1997
                            ------------------------   -------------------------
     Office buildings         $  4,267       25.2%       $  4,692       28.5%
     Retail stores               3,021       17.9%          3,078       18.7%
     Residential properties        716        4.2%            891        5.4%
     Apartment complexes         4,362       25.8%          3,551       21.6%
     Industrial buildings        1,989       11.8%          1,958       11.9%
     Agricultural properties     1,936       11.4%          1,666       10.1%
     Other                         631        3.7%            618        3.8%
                              --------      -----        --------      -----
       Subtotal                 16,922      100.0%         16,454      100.0%
                                            =====                      =====
     Allowance for losses         (427)                      (450)
                              --------                   --------
     Net carrying value       $ 16,495                   $ 16,004
                              ========                   ========

     The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.8%) and New York (9.5%) at December 31, 1998. Included in the above balances are mortgage loans receivable from affiliated joint ventures of $87 million and $225 million at December 31, 1998 and 1997, respectively.

     Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                 1998       1997       1996
                                                 -----      -----      -----
                                                        (In Millions)

     Allowance for losses, beginning of year     $ 450      $ 515      $ 862
     Additions charged to operations               -          -          -
     Release of allowance for losses               -          (41)      (247)
     Charge-offs, net of recoveries                (23)       (24)      (100)
                                                 -----      -----      -----
     Allowance for losses, end of year           $ 427      $ 450      $ 515
                                                 =====      =====      =====


     The $41 million and $247 million reductions of the mortgage loan allowance for losses in 1997 and 1996, respectively, are primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a significant decrease in impaired loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     Impaired mortgage loans identified in management's specific review of probable loan losses and related allowance for losses at December 31, are as follows:

                                                             1998        1997
                                                            -------     -------
                                                              (In Millions)

     Impaired mortgage loans with allowance for losses      $   149     $   330
     Impaired mortgage loans with no allowance for losses       924       1,303
     Allowance for losses                                       (45)        (97)
                                                            -------     -------
     Net carrying value of impaired mortgage loans          $ 1,028     $ 1,536
                                                            =======     =======

     Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $1,329 million, $2,102 million and $2,842 million during 1998, 1997 and 1996, respectively. Net investment income recognized on these loans totaled $94 million, $140 million and $265 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     INVESTMENT REAL ESTATE

     The Company's "Investment real estate" of $801 million and $1,519 million at December 31, 1998 and 1997, respectively, is held through direct ownership. Of the Company's real estate, $675 million and $1,490 million consists of commercial and agricultural assets held for disposal at December 31, 1998 and 1997, respectively. Impairment losses aggregated $8 million, $40 million and $38 million for the years ended December 31, 1998, 1997 and 1996, respectively, and are included in "Realized investment gains, net."

     RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3,135 million and $2,783 million at December 31, 1998 and 1997, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $3,727 million and $2,352 million at December 31, 1998 and 1997, respectively, were held in voluntary trusts. Of this amount, $3,131 million and $1,801 million at December 31, 1998 and 1997, respectively, related to the multi-state policyholder settlement as described in Note 16. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders. The terms of these trusts provide that the assets are to be used for payment of the designated settlement and dividend benefits, as the case may be. Assets valued at $403 million and $632 million at December 31, 1998 and 1997, respectively, were maintained as compensating balances, which do not legally restrict the use of the funds, or pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $2,366 million and $1,835 million at December 31, 1998 and 1997, respectively, were included in the consolidated financial statements in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

     OTHER LONG-TERM INVESTMENTS

     The Company's "Other long-term investments" of $2,658 million and $2,489 million as of December 31, 1998 and 1997, respectively, are comprised of $1,007 million and $1,498 million in real estate related interests and $1,651 million and $991 million of non-real estate related interests. The Company's share of net income from such entities was $285 million, $411 million and $245 million for 1998, 1997 and 1996, respectively, and is reported in "Net investment income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)


     INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     NET INVESTMENT INCOME arose from the following sources for the years ended December 31:

                                                           1998          1997          1996
                                                         --------      --------      --------
                                                                     (In Millions)
     Fixed maturities - available for sale               $  5,366      $  5,074      $  4,871
     Fixed maturities - held to maturity                    1,406         1,622         1,793
     Trading account assets                                   677           504           444
     Equity securities  - available for sale                   54            52            81
     Mortgage loans on real estate                          1,525         1,555         1,690
     Investment real estate                                   230           565           685
     Policy loans                                             410           396           384
     Securities purchased under agreements to resell           18            15            11
     Receivables from broker-dealer clients                   836           706           579
     Short-term investments                                   725           697           702
     Other investment income                                  415           520           559
                                                         --------      --------      --------
     Gross investment income                               11,662        11,706        11,799
     Less investment expenses                              (2,035)       (2,038)       (2,130)
                                                         --------      --------      --------
     Subtotal                                               9,627         9,668         9,669
     Less amount relating to discontinued operations         (107)         (212)         (208)
                                                         --------      --------      --------
     Net investment income                               $  9,520      $  9,456      $  9,461
                                                         ========      ========      ========

     REALIZED INVESTMENT GAINS, NET, for the years ended December 31, were from the following sources:

                                                           1998          1997          1996
                                                         --------      --------      --------
                                                                     (In Millions)
     Fixed maturities                                    $  1,381      $    684      $    513
     Mortgage loans on real estate                             22            68           248
     Investment real estate                                   642           700            76
     Equity securities - available for sale                   427           363           267
     Other                                                    188           394            34
                                                         --------      --------      --------
     Subtotal                                               2,660         2,209         1,138
     Less amounts related to discontinued operations          (30)          (41)          (10)
                                                         --------      --------      --------
     Realized investment gains, net                      $  2,630      $  2,168      $  1,128
                                                         ========      ========      ========

     Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1998 included in fixed maturities available for sale, mortgage loans on real estate and other long term investments totaled $1 million, $23 million and $13 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)


     NET UNREALIZED INVESTMENT GAINS

     Net unrealized investment gains on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid double-counting in "Comprehensive income," items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                               1998         1997         1996
                                                                              -------      -------      -------
                                                                                        (In Millions)
     Net unrealized investment gains, beginning of year                       $ 1,752      $ 1,136      $ 2,397
     Changes in net unrealized investment gains attributable to:
       Investments:
         Net unrealized investment gains (losses) on investments arising
           during the period                                                      522        1,706       (1,281)
         Reclassification adjustment for gains included in net income          (1,087)        (631)        (471)
                                                                              -------      -------      -------
         Change in net unrealized investment gains, net of adjustments           (565)       1,075       (1,752)
     Impact of net unrealized investment gains on:
         Future policy benefits                                                    23         (360)         318
         Deferred policy acquisition costs                                         62          (99)         173
                                                                              -------      -------      -------
     Change in net unrealized investment gains                                   (480)         616       (1,261)
                                                                              -------      -------      -------
     Net unrealized investment gains, end of year                             $ 1,272      $ 1,752      $ 1,136
                                                                              =======      =======      =======

     Unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $282 million, $961 million and $(647) million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense of $588 million, $355 million and $238 million, respectively.

     The future policy benefits reported in the above table are net of income tax expense (benefit) of $15 million, $(203) million and $161 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Deferred policy acquisition costs in the above tables for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense (benefit) of $36 million, $(55) million and $88 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   DEFERRED POLICY ACQUISITION COSTS

     The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                  1998         1997         1996
                                                                 -------      -------      -------
                                                                           (In Millions)
     Balance, beginning of year                                  $ 6,083      $ 6,095      $ 5,892
     Capitalization of commissions, sales and issue expenses       1,313        1,409        1,260
     Amortization                                                 (1,139)      (1,176)      (1,261)
     Change in unrealized investment gains                            77         (154)         261
     Foreign currency translation                                    128          (91)         (57)
                                                                 -------      -------      -------
     Balance, end of year                                        $ 6,462      $ 6,083      $ 6,095
                                                                 =======      =======      =======

6.   POLICYHOLDERS' LIABILITIES

     FUTURE POLICY BENEFITS at December 31, are as follows:

                                      1998       1997
                                    -------     -------
                                       (In Millions)

     Life insurance                 $48,927     $46,765
     Annuities                       15,360      15,469
     Other contract liabilities       4,842       5,133
                                    -------     -------
     Future policy benefits         $69,129     $67,367
                                    =======     =======

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves, and certain health benefits. Annuity liabilities include reserves for immediate annuities and non-participating group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (CONTINUED)

     The following table highlights the key assumptions generally utilized in calculating these reserves:


         PRODUCT                       MORTALITY                   INTEREST RATE               ESTIMATION METHOD
---------------------------     -------------------------     -------------------------     ------------------------
Life insurance                  Generally rates                      2.5% to 7.5%           Net level premium
                                guaranteed in calculating                                   based on non-forfeiture
                                cash surrender values                                       interest rate

Individual immediate            1983 Individual                    3.5% to 11.25%           Present value of
annuities                       Annuity Mortality                                           expected future payments
                                Table with certain                                          based on historical
                                modifications                                               experience

Group annuities in              1950 Group                        3.75% to 17.35%           Present value of
payout status                   Annuity Mortality                                           expected future
                                Table with certain                                          payments
                                modifications                                               based on historical
                                                                                            experience

Other contract liabilities                     -                     5.3% to 7.0%           Present value of
                                                                                            expected future
                                                                                            payments
                                                                                            based on historical
                                                                                            experience

     For the above categories, premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. A premium deficiency reserve has been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities. A liability of $1,780 million and $1,645 million is included in "Future policy benefits" with respect to this deficiency for the years ended December 31, 1998 and 1997, respectively.

       POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:


                                                                 1998                1997
                                                               --------            --------
                                                                       (In Millions)
   Individual annuities                                         $ 4,997            $  5,695
   Group annuities and guaranteed investment contracts           16,770              19,053
   Interest-sensitive life contracts                              3,566               3,258
   Dividend accumulations and other                               5,641               5,240
                                                                -------            --------
   Policyholders' account balances                              $30,974            $ 33,246
                                                                =======            ========


 Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (Continued)

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                 WITHDRAWAL/
                PRODUCT                       INTEREST RATE                   SURRENDER CHARGES
     ---------------------------------        -------------          -----------------------------------

     Individual annuities                      3.0% to 6.6%           0% to 8% for up to 8 years

     Group annuities                          5.0% to 13.4%           Contractually limited or subject
                                                                      to market value adjustment

     Guaranteed investment contracts          3.9% to 15.4%           Subject to market value withdrawal
     payout status                                                    provisions for any funds withdrawn
                                                                      other than for benefit responsive
                                                                      and contractual payments

     Interest-sensitive life contracts        4.0% to 6.5%            Various up to 10 years

     Dividend accumulations and other         3.0% to 4.5%                            --


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (Continued)

     Unpaid Claims and Claim Adjustment Expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty and accident and health insurance at December 31:

                                                         1998                         1997                       1996
                                               --------------------------   --------------------------   -----------------------
                                                ACCIDENT       PROPERTY      ACCIDENT       PROPERTY      ACCIDENT     PROPERTY
                                               AND HEALTH    AND CASUALTY   AND HEALTH    AND CASUALTY   AND HEALTH AND CASUALTY
                                               ----------    ------------   ----------    ------------   ---------- -------------
                                                                                 (In Millions)

     Balance at January 1                      $ 1,908        $ 2,956         $ 1,990       $ 3,076      $ 2,033         $ 3,053
       Less reinsurance recoverables               810            535              10           553           15             557
                                               -------        -------         -------       -------      -------         -------
     Net balance at January 1                    1,098          2,421           1,980         2,523        2,018           2,496
                                               -------        -------         -------       -------      -------         -------

     Incurred related to:

       Current year                              6,127          1,354           8,348         1,525        8,391           1,760
       Prior years                                   7           (194)            102           (91)         (66)            (25)
                                               -------        -------         -------       -------      -------         -------

     Total incurred                              6,134          1,160           8,450         1,434        8,325           1,735
                                               -------        -------         -------       -------      -------         -------
     Paid related to:

       Current year                              5,289            717           6,676           739        6,589             908
       Prior years                                 851            681           1,854           797        1,774             800
                                               -------        -------         -------       -------      -------         -------

     Total paid                                  6,140          1,398           8,530         1,536        8,363           1,708
                                               -------        -------         -------       -------      -------         -------


     Net balance at December 31                  1,092          2,183           1,900         2,421        1,980           2,523
       Plus reinsurance recoverables                52            533               8           535           10             553
                                               -------        -------         -------       -------      -------         -------
     Balance at December 31                    $ 1,144        $ 2,716         $ 1,908       $ 2,956      $ 1,990         $ 3,076
                                               =======        =======         =======       =======      =======         =======





     The Accident and Health balance at December 31 includes amounts attributable to the Company's discontinued HealthCare business: 1998 - $1,082; 1997 - $1,757 and 1996 - $1,750.

     In 1998 and 1997, the changes in provision for claims and claim adjustment expenses for property and casualty related to prior years are primarily driven by lower than anticipated losses for the Voluntary Auto line of business.

     The changes in provision for claims and claim adjustment expense for accident and health related to prior years are primarily due to such factors as changes in claim cost trends and an accelerated decline in the indemnity health business.

     The unpaid claims and claim adjustment expenses presented above consist of unpaid claim liabilities which include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities for 1998, 1997 and 1996 included above are discounted using interest rates ranging from 3.0% to 6.0%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7.    REINSURANCE

      The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on both a pro-rata and excess of loss basis. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom, recording an allowance when necessary for uncollectible reinsurance.

      Reinsurance amounts included in the Consolidated Statements of Operations, excluding HealthCare, for the years ended December 31, were as follows:

                                          1998       1997       1996
                                        -------     ------    -------
                                                  (In Millions)
Direct Premiums                         $9,615      $9,679    $10,690
  Reinsurance Assumed                       65          42         13
  Reinsurance Ceded                       (656)       (716)      (704)
                                        ------      ------    -------
Premiums                                $9,024      $9,005    $ 9,999
                                        ======      ======    =======
Policyholders' benefits ceded           $  519      $  530    $   571
                                        ======      ======    =======

      Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position, at December 31, were as follows:

                                                      1998      1997
                                                     ------    ------
                                                       (In Millions)
Life insurance                                       $  620     $  685
Property-casualty                                       564        554
Other reinsurance                                        92         65
                                                     ------     ------
                                                     $1,276     $1,304
                                                     ======     ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

8.    SHORT-TERM AND LONG-TERM DEBT

       Debt consists of the following at December 31:

SHORT-TERM DEBT
                                                 1998             1997
                                               -------           ------
                                                      (In Millions)
Commercial paper                               $ 7,057           $4,268
Notes payable                                    2,164            2,151
Current portion of long-term debt                  861              355
                                               -------           ------
     Total short-term debt                     $10,082           $6,774
                                               =======           ======

The weighted average interest rate on outstanding short-term debt was approximately 5.4% and 6.0% at December 31, 1998 and 1997, respectively.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. Commercial paper borrowings are supported by various lines of credit.

LONG-TERM DEBT


DESCRIPTION                                          MATURITY DATES         RATE           1998        1997
-----------                                          --------------         ----           -----       ----
                                                                                             (In Millions)


Floating rate notes ("FRN")                          1999 - 2005        4.04-14.00%(a)    $   729     $   324
Long term notes                                      1999 - 2023         5.5% - 12%         1,318         910
Zero coupon notes                                        1999              8.6% (b)           364         334
Canadian dollar notes                                     -             7.0% - 9.125%           -         117
Japanese yen notes                                   1999 - 2000          0.5% - 4.6%         160         178
Swiss francs notes                                        -                3.875%               -         120
Canadian dollar FRN                                      2003             5.25%-5.89%          96          96
Surplus notes                                        2003 - 2025         6.875% - 8.3%        987         986
Senior notes                                         1999 - 2006           6.375%             393          -
Commercial paper backed by long-term
   credit agreements                                                                        1,500       1,500
Other notes payable                                  1999 - 2017          4% - 7.5%            48          63
                                                                                          -------     -------
Subtotal                                                                                    5,595       4,628
    Less:  current portion of long-term debt                                                 (861)       (355)
                                                                                          -------     -------
Total long-term debt                                                                      $ 4,734     $ 4,273
                                                                                          =======     =======


(a) The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1998, this rate was 14%. Excluding this note, floating rate note interest rates were between 4.04% - 5.50%.

(b) The rate shown for zero coupon notes represents a level yield to maturity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8.    SHORT-TERM AND LONG-TERM DEBT (CONTINUED)

      Payment of interest and principal on the surplus notes issued after 1993, of which $686 million were outstanding at December 31, 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

      In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

      Scheduled principal repayments of long-term debt as of December 31, 1998, are as follows: $862 million in 1999, $560 million in 2000, $327 million in 2001, $1,816 million in 2002, $458 million in 2003 and $1,575 million thereafter.

      At December 31, 1998, the Company had $9,853 million in lines of credit from numerous financial institutions of which $8,330 million were unused. These lines of credit generally have terms ranging from one to five years.

      Interest expense for short-term and long-term debt is $920 million, $743 million and $618 million for the years ended December 31, 1998, 1997 and 1996, respectively.

9.    EMPLOYEE BENEFIT PLANS

      PENSION AND OTHER POSTRETIREMENT PLANS

      The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

      The Company provides certain life insurance and health care benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

      The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9.    EMPLOYEE BENEFIT PLANS (CONTINUED)

       Prepaid and accrued benefit costs are included in "Other assets" and "Other liabilities", respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth quarter activity, is summarized below:


                                                                                                   OTHER
                                                                 PENSION BENEFITS           POSTRETIREMENT BENEFITS
                                                              ----------------------       ------------------------
                                                                1998           1997          1998           1997
                                                              --------       -------       -------         -------
                                                                   (In Millions)                (In Millions)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at the beginning of period                 $(5,557)       $(5,148)      $(2,128)        $(2,002)
Service cost                                                     (159)          (127)          (35)            (38)
Interest cost                                                    (397)          (376)         (142)           (149)
Plan participants' contributions                                    -              -           ( 6)             (4)
Amendments                                                        (58)             -             -              31
Actuarial losses                                                 (600)          (334)          (31)            (84)
Transfer to third party                                             -             32             -               -
Contractual termination benefits                                  (30)           (63)            -               -
Benefits paid                                                     485            460           128             117
Foreign currency changes                                            7             (1)            1               1
                                                              -------        -------       -------         -------
Benefit obligation at end of period                           $(6,309)       $(5,557)      $(2,213)        $(2,128)
                                                              =======        =======       =======         =======

CHANGE IN PLAN ASSETS:

Fair value of plan assets at beginning of period              $ 8,489        $ 7,306       $ 1,354         $ 1,313
Actual return on plan assets                                      445          1,693           146             120
Transfer to third party                                            (4)           (32)           -                -
Contribution from pension plan                                      -              -            31              25
Employer contributions                                             25             16            13               9
Plan participants' contributions                                    -              -             6               4
Withdrawal under IRS Section 420                                  (36)           (35)            -               -
Benefits paid                                                    (485)          (460)         (128)           (117)
Foreign currency changes                                           (7)             1             -               -
                                                              -------        -------       -------         -------
Fair value of plan assets at end of period                    $ 8,427        $ 8,489       $ 1,422         $ 1,354
                                                              =======        =======       =======          =======

FUNDED STATUS:

Funded status at end of period                                $ 2,118          $ 2,932     $  (791)         $  (774)
Unrecognized transition (asset) liability                        (554)            (661)        660              707
Unrecognized prior service cost                                   335              327           -                -
Unrecognized actuarial net gain                                  (813)          (1,644)       (353)            (364)
Effects of 4th quarter activity                                    (9)             (63)          2               33
                                                              -------          -------     -------          -------
Net amount recognized                                         $ 1,077          $   891     $  (482)         $  (398)
                                                              =======          =======     =======          =======

AMOUNTS RECOGNIZED IN THE STATEMENTS OF FINANCIAL
 POSITION CONSIST OF:
  Prepaid benefit cost                                        $  1,348        $  1,150     $     -        $       -
  Accrued benefit liability                                       (287)           (270)       (482)            (398)
  Intangible asset                                                   7               5           -                -
  Accumulated other comprehensive income                             9               6           -                -
                                                              --------        --------     --------       ---------
Net amount recognized                                         $  1,077        $    891     $  (482)       $    (398)
                                                              ========        ========     ========       =========

                                       31

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS (CONTINUED)

    The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for the pension plan with accumulated benefit obligations in excess of plan assets were $384 million, $284 million and $0, respectively, as of September 30, 1998 and $319 million, $226 million and $ 0, respectively, as of September 30, 1997.

    The effects of fourth quarter activity are summarized as follows:


                                                                                         OTHER
                                                    PENSION BENEFITS            POSTRETIREMENT BENEFITS
                                                ----------------------          -----------------------
                                                 1998            1997             1998           1997
                                                ------         -------           ------         ------
                                                                     (In Millions)
Effect of IRS Section 420 transfer              $   -          $   (36)          $    -         $    -
Contractual termination benefits                  (14)             (30)               -              -
Contribution from pension plan                      -                -                -             31
Employer contributions                              5                3                2              2
                                                -----          -------           ------         ------
Effects of 4th quarter activity                 $  (9)         $   (63)          $    2         $   33
                                                ======         =======           ======         ======


Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $5,926 million and $6,022 million are included in Separate Account assets and liabilities at September 30, 1998 and 1997, respectively.

Other postretirement plan assets consist of group and individual variable life insurance policies, group life and health contracts, common stocks, U.S. government securities and short-term investments. Plan assets include $1,018 million and $1,044 million of Company insurance policies and contracts at September 30, 1998 and 1997, respectively.

Effective December 31, 1996, The Prudential Securities Incorporated Cash Balance Plan (the "PSI Plan") was merged into The Retirement System for United States Employees and Special Agents of The Prudential Insurance Company of America (the "Prudential Plan"). The name of the merged plan is The Prudential Merged Retirement Plan ("Merged Retirement Plan"). All of the assets of the Merged Retirement Plan are available to pay benefits to participants and their beneficiaries who are covered by the Merged Retirement Plan. The merger of the plans had no effect on the December 31, 1996 results of operations.

During 1996, the Prudential Plan was amended to provide cost of living adjustments for retirees. The effect of this plan amendment increased benefit obligations and unrecognized prior service cost by $170 million at September 30, 1996. In addition, the Prudential Plan was amended to provide contractual termination benefits to certain plan participants who were notified between September 15, 1996 and December 31, 1998 that their employment had been terminated. Costs related to these amendments are reflected below in contractual termination benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS (CONTINUED)

   Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                                                                              OTHER
                                                          PENSION BENEFITS                           POSTRETIREMENT BENEFITS
                                                -----------------------------------            ------------------------------------
                                                   1998         1997          1996               1998          1997          1996
                                                -----------------------------------            ------------------------------------
                                                                                  (In Millions)
COMPONENTS OF NET PERIODIC BENEFITS COSTS:
Service cost                                    $   159       $   127       $   140            $    35       $    38       $    45
Interest cost                                       397           376           354                142           149           157
Expected return on plan assets                     (674)         (617)         (594)              (119)          (87)          (93)
Amortization of transition amount                  (106)         (106)         (107)                47            50            53
Amortization of prior service cost                   45            42            26                  -             -             -
Amortization of actuarial net (gain) loss             1             -             -               (13)          (13)            (3)
Curtailment gain (loss)                               5             -             -                  -             -            (9)
Contractual termination benefits                     14            30            63                  -             -             -
                                                -------       -------       -------            -------       -------        ------
Net periodic (benefit) cost                     $  (159)      $  (148)      $  (118)           $    92       $   137        $  150
                                                =======       =======       =======            =======       =======        ======



The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:

                                                                                                                OTHER
                                                           PENSION BENEFITS                      POSTRETIREMENT BENEFITS
                                                  ------------------------------         ----------------------------------------
                                                   1998        1997        1996              1998          1997          1996
                                                  ------------------------------         ----------------------------------------
WEIGHTED-AVERAGE ASSUMPTIONS:
Discount rate                                      6.50%       7.25%       7.75%            6.50%          7.25%         7.75%
Rate of increase in compensation levels            4.50%       4.50%       4.50%            4.50%          4.50%         4.50%
Expected return on plan assets                     9.50%       9.50%       9.50%            9.00%          9.00%         9.00%
Health care cost trend rates                         -           -           -           7.80-11.00%    8.20-11.80%   8.50-12.50%
Ultimate health care cost trend rate
    after gradual decrease until 2006                -           -           -              5.00%          5.00%         5.00%


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

9. EMPLOYEE BENEFIT PLANS (CONTINUED)

   Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                               OTHER
                                                       POSTRETIREMENT BENEFITS
                                                       -----------------------
                                                                1998
                                                               ------
                                                           (In Millions)
   ONE PERCENTAGE POINT INCREASE
   Effect on total service and interest costs                  $  24
   Effect on postretirement benefit obligation                  (226)

   ONE PERCENTAGE POINT DECREASE
   Effect on total service and interest costs                  $ (19)
   Effect on postretirement benefit obligation                   187

   POSTEMPLOYMENT BENEFITS

   The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1998 and 1997 was $135 million and $144 million, respectively, and is included in "Other liabilities."

   OTHER EMPLOYEE BENEFITS

   The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary, resulting in $54 million, $63 million and $57 million of expenses included in "General and administrative expenses" for 1998, 1997 and 1996, respectively.

   DISCONTINUED OPERATIONS

   In connection with the disposal of the Company's HealthCare business, as more fully discussed in Note 3, the loss on disposal was reduced by an estimated curtailment gain of $30 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:

                                           1998         1997         1996
                                          ------       ------       ------
                                                        (In Millions)
Current tax expense (benefit):
    U.S.                                  $  983       $  (14)      $  400
    State and local                           54           51          108
    Foreign                                  148           64           48
                                          ------       ------       ------
    Total                                 $1,185       $  101       $  556
                                          ======       ======       ======

Deferred tax expense (benefit):

    U.S.                                  $ (193)      $  269       $ (428)
    State and local                           (6)           4           (2)
    Foreign                                  (16)          33           54
                                          ------       ------       ------
    Total                                 $ (215)      $  306       $ (376)
                                          ======       ======       ======
Total income tax expense                  $  970       $  407       $  180
                                          ======       ======       ======


The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:


                                                             1998        1997        1996
                                                            ------      ------      ------
                                                                   (In Millions)
Expected federal income tax expense                         $  908      $  480      $  539
Equity tax (benefit)                                            75         (65)       (365)
State and local income taxes                                    31          37          69
Tax-exempt interest and dividend received deduction            (46)        (67)        (67)
Other
                                                                 2          22           4
                                                            ------      ------      ------
Total income tax expense                                    $  970      $  407      $  180
                                                            ======      ======      ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10. INCOME TAXES (CONTINUED)

    Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                             1998       1997
                                                           -------    -------
                                                              (In Millions)
Deferred tax assets
     Insurance reserves                                    $ 1,584    $ 1,482
     Policyholder dividends                                    265        250
     Net operating loss carryforwards                          260         80
     Litigation related reserves                               104        178
     Employee benefits                                          63         42
     Other                                                     134        287
                                                           -------    -------
     Deferred tax assets before valuation allowance          2,410      2,319
     Valuation allowance                                       (13)       (18)
                                                           -------    -------
     Deferred tax assets after valuation allowance           2,397      2,301
                                                           -------    -------

Deferred tax liabilities
     Investments                                             1,414      1,867
     Deferred policy acquisition costs                       1,436      1,525
     Depreciation                                               64         36
                                                           -------    -------
     Deferred tax liabilities                                2,914      3,428
                                                           -------    -------
Net deferred tax liability                                 $   517    $ 1,127
                                                           =======    =======

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1998 and 1997, respectively, the Company had federal life net operating loss carryforwards of $540 million and $1,200 million, which expire by 2012. At December 31, 1998 and 1997, respectively, the Company had state non-life operating loss carryforwards for tax purposes approximating $1,059 million and $800 million, which expire by 2018.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has begun their examination of the years 1993 through 1995.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

11.   STATUTORY EQUITY AND INCOME

      Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefits reserves using different actuarial assumptions, not providing for deferred taxes, and valuing securities on a different basis. The Company's statutory net income, as filed with the New Jersey Department of Banking and Insurance was $1,247 million, $1,471 million and $1,402 million for the years 1998, 1997 and 1996, respectively. Statutory capital and surplus, as filed, at December 31, 1998 and 1997 was $8,536 million and $9,242 million, respectively.

12.   OPERATING LEASES

      The Company and its subsidiaries occupy leased office space in many locations under various long-term leases and have entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1998, future minimum lease payments under non-cancelable operating leases are estimated as follows:

                                                (In Millions)

               1999                               $   295
               2000                                   263
               2001                                   231
               2002                                   198
               2003                                   157
               Remaining years after 2003             753
                                                  -------
               Total                              $ 1,897
                                                  =======

      Amounts presented in the table above include operating leases relating to the Company's HealthCare business. See Note 3 for a discussion of the pending sale of this business. Amounts applicable to the HealthCare business are $65 million in 1999, $58 million in 2000, $52 million in 2001, $45 million in 2002, $34 million in 2003 and $89 million thereafter. Rental expense incurred for the years ended December 31, 1998, 1997 and 1996 was approximately $320 million, $352 million and $343 million, respectively.

13.   FAIR VALUE OF FINANCIAL INSTRUMENTS

      The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    FIXED MATURITIES AND EQUITY SECURITIES

    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts estimated by management.

    MORTGAGE LOANS ON REAL ESTATE

    The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing loans, the estimated fair value is based upon the present value of expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for current market spread for a similar quality mortgage.

    POLICY LOANS

    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

    DERIVATIVE FINANCIAL INSTRUMENTS

    The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The estimated fair value of loan commitments is derived by comparing the contractual stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity, and credit standing.

    POLICYHOLDERS' ACCOUNT BALANCES

    Estimated fair values of policyholders' account balances are derived by using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued. For interest sensitive life contracts, fair value approximates carrying value.

    DEBT

    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

-------------------------------------------------------------------------------
13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

      The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                        1998                             1997
                                                               -----------------------          ------------------------
                                                               CARRYING     ESTIMATED           CARRYING     ESTIMATED
                                                                AMOUNT      FAIR VALUE           AMOUNT      FAIR VALUE
                                                               --------     ----------          --------     ----------
                                                                                     (In Millions)
FINANCIAL ASSETS:
Other than trading:
  Fixed maturities:
        Available for sale                                     $ 80,158      $ 80,158           $ 75,270      $ 75,270
        Held to maturity                                         16,848        17,906             18,700        19,894
  Equity securities                                               2,759         2,759              2,810         2,810
  Mortgage loans on real estate                                  16,495        17,265             16,004        16,703
  Policy loans                                                    7,476         8,037              7,034         7,201
  Securities purchased under agreements to resell                 1,737         1,737                 -             -
  Short-term investments                                          9,781         9,781             12,106        12,106
  Cash                                                            1,943         1,943              1,859         1,859
  Restricted Assets                                               2,366         2,366              1,835         1,835
  Separate Account assets                                        81,621        81,621             73,839        73,839
  Derivative financial instruments                                  132           135                 93            92

Trading:
  Trading account assets                                       $  8,888      $  8,888           $  6,347      $  6,347
  Broker-dealer related receivables                              10,142        10,142              8,442         8,442
  Derivative financial instruments                                  765           765                910           910
  Securities purchased under agreements to resell                 8,515         8,515              8,661         8,661
  Cash collateral for borrowed securities                         5,622         5,622              5,047         5,047


FINANCIAL LIABILITIES:
Other than trading:
  Policyholders' account balances                              $ 30,974      $ 31,940           $ 33,246      $ 34,201
  Securities sold under agreements to repurchase                  7,085         7,085                 85            85
  Cash collateral for loaned securities                           2,450         2,450              9,647         9,647
  Short-term and long-term debt                                  14,816        15,084             11,047        11,131
  Securities sold but not yet purchased                           2,215         2,215                  -             -
  Separate Account liabilities                                   80,931        80,931             73,451        73,451
  Derivative financial instruments                                  390           391                100            99

Trading:
  Broker-dealer related payables                                $ 6,530      $  6,530           $  3,338      $  3,338
  Derivative financial instruments                                  725           725              1,019         1,019
  Securities sold under agreements to repurchase                 14,401        14,401             12,262        12,262
  Cash collateral for loaned securities                           4,682         4,682              4,470         4,470
  Securities sold but not yet purchased                           3,556         3,556              3,648         3,648



THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    INTEREST RATE SWAPS

    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. Under interest rates swaps, the Company agrees with other parties to exchange, at specified intervals the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at market value with changes in fair value reported in current period earnings.

    FUTURES AND OPTIONS

    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes for transactions with similar terms.

    Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

      When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

      Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

      CURRENCY DERIVATIVES

      The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps to reduce market risks from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. Dollar.

      Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

      If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

      The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1998 and 1997. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1998
                                  (In Millions)


                                    TRADING                    OTHER THAN TRADING                      TOTAL
                           -------------------------        -------------------------        -------------------------
                                          ESTIMATED                        ESTIMATED                        ESTIMATED
                           NOTIONAL       FAIR VALUE        NOTIONAL       FAIR VALUE        NOTIONAL       FAIR VALUE
                           --------       ----------        --------       ----------        --------       ----------

Swaps:
  Assets                   $  4,564        $    309         $  2,200         $    96        $  6,764         $    405
  Liabilities                 4,734             274            3,065             349           7,799              623

Forwards:
  Assets                     45,651             282            1,004              14          46,655              296
  Liabilities                39,153             280            2,039              37          41,192              317

Futures:
  Assets                      3,272              61            1,786              23           5,058               84
  Liabilities                 4,371              47              531               5           4,902               52

Options:
  Assets                      8,310             113              130               2           8,440              115
  Liabilities                 6,388             124              213               -           6,601              124
                           --------        --------         --------         -------        --------         --------
Total:
  Assets                   $ 61,797        $    765         $  5,120         $   135        $ 66,917         $    900
                           ========        ========         ========         =======        ========         ========
  Liabilities              $ 54,646        $    725         $  5,848         $   391        $ 60,494         $  1,116
                           ========        ========         ========         =======        ========         ========


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1997
                                  (In Millions)


                                      TRADING                  OTHER THAN TRADING                    TOTAL
                             --------------------------     -------------------------      --------------------------
                                            ESTIMATED                      ESTIMATED                       ESTIMATED
                             NOTIONAL       FAIR VALUE      NOTIONAL       FAIR VALUE      NOTIONAL        FAIR VALUE
                             --------       -----------     --------      -----------      --------        ----------
Swaps:
  Assets                     $ 5,798         $  316         $ 1,446         $   67          $ 7,244         $  383
  Liabilities                  5,439            418           1,197             70            6,636            488


Forwards:
  Assets                      29,947            438           1,171             25           31,118            463
  Liabilities                 29,985            461             687              8           30,672            469


Futures:
  Assets                       4,103             51              46             -             4,149             51
  Liabilities                  3,064             50           3,320             21            6,384             71


Options:
  Assets                       6,893            105             239             -             7,132            105
  Liabilities                  3,946             90             224             -             4,170             90
                             -------        -------         -------         ------          -------        -------
Total:
  Assets                     $46,741        $   910         $ 2,902         $   92          $49,643        $ 1,002
                             =======        =======         =======         ======          =======        =======
  Liabilities                $42,434        $ 1,019         $ 5,428         $   99          $47,862        $ 1,118
                             =======        =======         =======         ======          =======        =======


CREDIT RISK

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1998 and 1997 approximately 97% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

Net trading revenues for the years ended December 31, 1998, 1997 and 1996 relating to forwards, futures and swaps were $67 million, $(5) million and $(13) million; $59 million, $37 million and $(13) million; and $42 million, $32 million and $(11) million, respectively. Net trading revenues for options were not material. Average fair values for trading derivatives in an asset position during the years ended December 31, 1998 and 1997 were $1,165 million and $1,015 million, respectively, and for derivatives in a liability position were $1,140 million and $1,166 million, respectively. Of those derivatives held for trading purposes at December 31, 1998, 63% of the notional amount consisted of interest rate derivatives, 32% consisted of foreign currency derivatives, and 5% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1998, 60% of notional consisted of interest rate derivatives, 31% consisted of foreign currency derivatives, and 9% consisted of equity and commodity derivatives.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

    OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities, and unused credit card and home equity lines. In connection with the Company's commercial banking business, loan commitments for credit cards and home equity lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card and home equity commitments were $3.0 billion of which $2.2 billion remains available at December 31, 1998.

    Also in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and unsecured basis. Aggregate financing commitments on a secured basis approximate $6.1 billion of which $3.3 billion remains available at December 31, 1998. Unsecured commitments approximate $65.0 million, the majority of which is outstanding at December 31, 1998.

    Other commitments substantially include commitments to purchase and sell mortgage loans and the underfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.5 billion of which $1.8 billion remain available at December 31, 1998. Additionally, mortgage loans sold with recourse were $0.5 billion at December 31, 1998.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures. At December 31, 1998 these were immaterial.

15. DIVESTITURE

    On July 31, 1996, the Company sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). This transaction was structured as a reinsurance transaction whereby London Life assumed total liabilities of the Canadian Branch equal to $3,291 million as well as a related amount of assets equal to $3,205 million. This transfer resulted in a reduction of policy liabilities of $3,257 million and a corresponding reduction in invested assets. The Company recognized an after-tax gain in 1996 of $116 million as a result of this transaction, recorded in "Realized investment gains, net."

16. CONTINGENCIES AND LITIGATION

    STOP-LOSS REINSURANCE AGREEMENT

    In connection with the sale in 1995 of its wholly-owned subsidiary Prudential Reinsurance Company ("Pru Re"), the Company's subsidiary, Gibraltar Casualty Insurance Company ("Gibraltar") entered into a stop-loss reinsurance agreement with Pru Re whereby Gibraltar has reinsured up to $375 million of the first $400 million of aggregate adverse loss development on reserves recorded by Pru Re at June 30, 1995. The Company has guaranteed

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

16. CONTINGENCIES AND LITIGATION (CONTINUED)


    Gibraltar's obligations arising under the stop-loss agreement subject to a limit of $375 million. Through December 31, 1998, Gibraltar has incurred $375 million in losses under the stop-loss agreement, including $90 million in 1998. Gibraltar has paid $197 million to Pru Re under the stop-loss agreement.

    ENVIRONMENTAL AND ASBESTOS-RELATED CLAIMS

    Certain of the Company's subsidiaries received claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the liability for unpaid claims for these losses, management considered the available information. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

    MANAGED CARE REIMBURSEMENT

    The Company has reviewed its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    REINSURANCE AND PARTICIPATION AGREEMENT

    The Company and a number of other insurers ("the Consortium") entered into a Reinsurance and Participation Agreement (the "Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contract holders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC. In November 1998, the Rehabilitation Court approved the sale of MBLLAC's individual life insurance and individual group annuity business to affiliates of SunAmerica Inc. Upon the end of the rehabilitation period, expected during 1999, the agreement will terminate.

    LITIGATION

    Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

    Two putative class actions and approximately 320 individual actions were pending against the Company in the United States as of January 31, 1999 brought on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. Additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)

    A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was formed in April 1995 to conduct a review of sales and marketing practices throughout the life insurance industry. The Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. The Task Force found that some sales of life insurance policies by the Company had been improper and that the Company's efforts to prevent such practices were not sufficiently effective. Based on the findings, the Task Force recommended, and the Company agreed to, various changes to its sales and business practices controls, and a series of fines allocated to all 50 states and the District of Columbia. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to the policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995.

    On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the U.S. District Court for the District of New Jersey. The class action suit involved alleged improprieties in connection with the Company's sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company agreed to provide certain enhancements and changes to the remediation program previously accepted by the Task Force, including some additional remedies. In addition, the Company agreed that it would incur a minimum cost of $410 million in providing remedies to policyowners under the program and, in specified circumstances, agreed to make certain other payments and guarantees. Under the terms of the settlement, the Company agreed to a minimum average cost per remedy of $2,364 for up to 330,000 claims remedied and also agreed to provide additional compensation to be determined by formula that will range in aggregate amount from $50 million to $300 million depending on the total number of claims remedied. At the end of the remediation program's claim evaluation process, the Court will determine how the additional compensation will be distributed.

    The terms of the remediation program described above were enhanced again in February 1997 pursuant to agreements reached with several states that had not previously accepted the terms of the program. These changes were incorporated as amendments to the above-described Stipulation of Settlement and related settlement documents, and the amended Stipulation of Settlement was approved as fair to class members by the U.S. District Court in March 1997. By that point in time, the Company had entered into agreements with all 50 states and the District of Columbia pursuant to which each jurisdiction had accepted the remediation plan and the Company had agreed to pay approximately $65 million in fines, penalties and related payments.

    The decision of the U.S. District Court to certify a class in the above-described litigation for settlement purposes only and to approve the class action settlement as described in the amended Stipulation of Settlement was affirmed by the U.S. Court of Appeals for the Third Circuit in July 1998 although the issue of class counsel's fees was sent back to the U.S. District Court for review. The Supreme Court denied certiorari in January 1999, thereby making final the approval of the class action settlement.

    While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The releases granted by the state insurance regulators pursuant to the individual state settlement agreements do not become final until the remediation program has been completed without any material changes to which those regulators have not agreed. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the class action settlement.

    Pursuant to the state agreements and the amended Stipulation of Settlement, as approved by the U.S. District Court, the Company initiated its remediation program in 1997. The Company mailed packages and provided broad class notice to the owners of approximately 10.7 million policies eligible to participate in the remediation program in

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)

    October 1996, informing them of their rights. Owners of approximately 21,800 policies elected to be excluded from the class action settlement. Of those eligible to participate in the settlement, policyowners who believed they were misled were invited to file a claim through an Alternative Dispute Resolution ("ADR") process. The ADR process was established to enable the Company to discharge its liability to the affected policyowners. Policyowners who did not wish to file a claim in the ADR process were permitted to choose from options available under Basic Claim Relief, such as preferred rate premium loans, or annuities, mutual fund shares or life insurance policies that the Company will enhance.

    In January 1997 the U.S. District Court sanctioned and fined the Company $1 million for failure to properly implement procedures for its employees to retain documents in violation of the Courts' order that required the parties to preserve all documents relevant to the class action and remediation program. The Court ordered the Company to implement a document retention policy and directed that an independent expert be engaged to investigate the extent of document destruction and its impact on the remediation program.

    In response to the class notices, the owners of approximately 503,000 policies indicated an interest in a Basic Claim Relief remedy. Management believes that costs associated with providing Basic Claim Relief will not be material to the Company's financial position or results of operations.

    The owners of approximately 1.16 million policies responded to the class notices by indicating an intent to file an ADR claim. All policyholders who responded were provided an ADR claim form for completion and submission. The ADR process generally requires that individual claim forms and files be reviewed by the Company and by one or more independent claim evaluators. Approximately 649,000 claim forms were completed and returned and approximately 591,000 decision letters had been mailed to claimants as of January 31, 1999. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. Management believes that the bulk of such appeals will be resolved in 1999.

    In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of losses associated with the settlement. In 1997, based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received, management increased the estimated liability for the cost of remedying policyholder claims in the ADR process by $1.64 billion before taxes to approximately $2.05 billion before taxes, of which $1.80 billion was funded in a settlement trust. Management expressly noted that additional cost items were anticipated that could not be fully evaluated at that time.

    In 1998, based on estimates derived from an analysis of claims actually remedied (including interest), a sample of claims still to be remedied, an estimate of additional liability associated with the results of the investigation by the independent expert regarding the impact of document destruction on the ADR program, and an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision, management increased the estimated liability for the cost of ADR remedies by $.51 billion before taxes to a total of $2.56 billion before taxes, all of which has been funded in a settlement trust as discussed in Note 4. The Company has also recorded from 1996 through 1998 additional charges to reflect ongoing administrative costs related to the ADR program, regulatory fines, penalties and related payments, litigation costs and settlements, and other fees and expenses associated with the resolution of sales practices issues. While management believes the foregoing provisions are reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims and other related costs is dependent on complex and varying factors, including the relief options still to be chosen by claimants, the dollar value of those options, and the number and type of claims that may successfully be appealed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)


    The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of the matters specifically discussed above. Management believes, however, that the ultimate resolution of all such matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.


                                     ******

PROSPECTUS
May 1, 1999

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI - 2

GROUP VARIABLE UNIVERSAL LIFE INSURANCE

This document is a prospectus. It tells you about GROUP VARIABLE UNIVERSAL LIFE INSURANCE contracts offered by The Prudential Insurance Company of America ("Prudential," "we," "our," or "us") for insurance programs that are sponsored by groups.


We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under a Group Contract. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant. Certain Group Contracts may also permit a Participant to apply for separate insurance coverage for his or her dependents.

The Group Contracts and Certificates provide life insurance protection with flexible premium payments and a choice of underlying investment options. The Death Benefit and Cash Surrender Value will change daily, depending on the performance of the investment options you select. The Death Benefit will usually not be less than the Face Amount of the Certificate. Surrenders, partial withdrawals and loans are available but certain rules and limits apply to how they work.

We have tried to make this prospectus easy to understand. Still, the meaning of some terms are special because they describe concepts used mostly in insurance contracts. To help you understand what these terms mean, we added a DEFINITIONS OF SPECIAL TERMS section on page 51. It's easy to recognize a defined term - we capitalize them.

A WORD ABOUT REPLACING YOUR LIFE INSURANCE. You should know that, most times, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage - either by asking for a new policy or by buying additional insurance - than it is for you to replace a policy. In that way, you don't lose benefits under the policy you already have.


If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax advisor.

YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS DOCUMENT WILL BE FOLLOWED BY PROSPECTUSES FOR EACH OF THE FUNDS UNDER THE GROUP PROGRAM THAT WILL BE AVAILABLE TO YOU. THIS PROSPECTUS WILL BE ACCOMPANIED BY A SUPPLEMENT THAT DESCRIBES THE UNIQUE FEATURES OF THE GROUP CONTRACT AND CERTIFICATES. THE PROSPECTUS AND THE SUPPLEMENT TOGETHER PROVIDE ALL THE INFORMATION YOU NEED TO KNOW ABOUT GROUP VARIABLE UNIVERSAL LIFE INSURANCE, AND YOU SHOULD READ THEM TOGETHER.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   The Prudential Insurance Company of America
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                            Telephone (800) 562-9874


The SEC maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding issuers that file electronically with the SEC. You may also obtain and copy information at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information. You may obtain copies of available information upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


GL.99.561

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


The Prudential Variable Contract Account GI-2 (called the "Separate Account")

has 131 variable investment options. We call each option a "Subaccount." We will invest the assets of each Subaccount in The Prudential Series Fund, Inc. (called the "Series Fund") or in certain other mutual fund portfolios. When we refer to Funds" in this prospectus, we mean all or any of these funds.


We will permit each Group Contractholder to choose up to 20 of these Funds. The Series Fund Money Market Portfolio must be one of the selected Funds. Generally, half of the Funds selected by the Group Contractholder must be from the Series Fund.

You may then choose as investment options from among the Funds selected by your Group Contractholder. You may also choose to invest in the Fixed Account. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%.)

Once you select the investment options you want, Prudential will direct your premium payments to the Subaccount associated with those Funds or to the Fixed Account.

We describe the Funds chosen by your Group Contractholder briefly in the section called "The Funds" that appears in the accompanying supplement. We will send you a prospectus for each Fund selected by your Group Contractholder. The Fund prospectuses tell you about the objectives and policies for each Fund, as well as about the risks of investing in each Fund.


                                TABLE OF CONTENTS

                                                                                                               PAGE


BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATE.........................................................  1

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES.......................................................  7

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2.............................  8
         The Prudential Insurance Company of America............................................................  8
         The Prudential Variable Contract Account GI-2..........................................................  9
         The Funds..............................................................................................  9
         The Fixed Account.....................................................................................  10

DETAILED INFORMATION ABOUT THE CERTIFICATES..................................................................... 10
         How Prudential Issues Certificates..................................................................... 10
         A "Free Look" Period................................................................................... 11
         Procedures............................................................................................. 12
         Premiums............................................................................................... 12
         Effective Date of Insurance............................................................................ 13
         How Prudential Will Deposit and Invest Premium Payments................................................ 14
         How You Can Change the Way Prudential Allocates Future Premium Payments................................ 14
         How You Can Transfer Amounts in Your Certificate Fund
              from One Investment Option to Another............................................................. 15
         Dollar Cost Averaging.................................................................................. 16
         Death Benefits......................................................................................... 17
         Changes in Face Amount................................................................................. 19
         Charges and Expenses................................................................................... 20
         Reduction of Charges................................................................................... 24
         Dividends or Experience Credits........................................................................ 24
         Cash Surrender Value................................................................................... 25
         Full Surrenders........................................................................................ 25
         Paid-up Coverage....................................................................................... 26
         Partial Withdrawals.................................................................................... 26
         Loans.................................................................................................. 27
         Telephone and Electronic Transactions.................................................................. 28
         Lapse.................................................................................................. 29
         Termination of a Group Contractholder's Participation in the Group Contract............................ 29
         Participants Who Are No Longer Eligible Group Members.................................................. 30
         Options on Termination of Coverage..................................................................... 30
         Reinstatement.......................................................................................... 32
         Tax Treatment of Certificate Benefits.................................................................. 33
         ERISA Considerations................................................................................... 36
         When Proceeds Are Paid................................................................................. 38
         Beneficiary............................................................................................ 38



         Incontestability....................................................................................... 38
         Misstatement of Age.................................................................................... 38
         Suicide Exclusion...................................................................................... 39
         Modes of Settlement.................................................................................... 39
         Assignment............................................................................................. 40
         Applicant Owner Provision.............................................................................. 41
         Voting Rights.......................................................................................... 41
         Substitution of Fund Shares............................................................................ 42
         Additional Insurance Benefits.......................................................................... 43
         Reports................................................................................................ 44
         Sale of the Contract and Sales Commissions............................................................. 45
         Ratings and Advertisements............................................................................. 46
         Services Performed by Third Parties.................................................................... 46
         State Regulation....................................................................................... 46
         Experts................................................................................................ 47
         Litigation............................................................................................. 47
         The Year 2000 Issue.................................................................................... 48
         Subsequent Events...................................................................................... 50

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS............................................................ 51

DIRECTORS AND OFFICERS OF PRUDENTIAL............................................................................ 54

FINANCIAL STATEMENTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2........................................... A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
     COMPANY OF AMERICA AND SUBSIDIARIES........................................................................ B1



YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IN ANY JURISDICTION WHERE AN OFFERING MAY NOT BE LAWFULLY MADE. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS AND THE ACCOMPANYING SUPPLEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATE

In this section of the prospectus, we answer some questions that are frequently asked about Group Variable Universal Life Insurance. You can find more detailed information on later pages of the prospectus.

The Group Contract and Certificate provide even more detailed information. You will get a Certificate if you buy the Group Variable Universal Life Insurance.

WHAT IS A GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT?

It is an insurance contract issued by Prudential to the group that sponsors the Group Variable Universal Life Insurance program. Often, the group that sponsors a program is an employer. Other groups, such as membership associations, may also sponsor programs.

The Group Contract states all the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

HOW DOES PRUDENTIAL CALCULATE THE CERTIFICATE'S DEATH BENEFIT?

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will calculate the Death Benefit like this:

o The DEATH BENEFIT is the Face Amount of insurance PLUS the value of your Certificate Fund on the date of your death MINUS any Certificate Debt and outstanding charges.

(In some cases, we will increase the Death Benefit to an amount that is more than the Face Amount plus the value of the Certificate Fund. We will do that to make sure that the Certificate meets the definition of "life insurance" under the Internal Revenue Code. We will still deduct any Certificate Debt and outstanding charges.)

The CERTIFICATE FUND consists of the Net Premiums that we invest in the investment options you selected. Prudential will deduct its charges for the insurance from the Certificate Fund. The value of the Certificate Fund will change each day based on the performance of those investment options and to reflect the deduction of daily charges.


See the DEATH BENEFITS section on page 17.


HOW DOES PRUDENTIAL CALCULATE THE CASH SURRENDER VALUE OF THE CERTIFICATE?

Prudential calculates the Cash Surrender Value of a Certificate like this:

o The CASH SURRENDER VALUE is the value of the Certificate Fund on the day of the surrender MINUS any Certificate Debt and outstanding charges.

(Under the terms of some Group Contracts, Prudential is permitted to also deduct a charge for the surrender. The charge may be up to $20.)

See the CASH SURRENDER VALUE section on page 25.


WHAT PREMIUMS MUST I PAY?

You can usually choose how often you pay premiums and the amount of premiums. Prudential will keep your insurance in force as long as the balance in your Certificate Fund is enough to pay the charges that are due to Prudential each month. Prudential may also require you to pay a minimum initial premium.

If the balance in your Certificate Fund is not enough to pay any month's charges, you must make a premium payment that is enough to bring your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.

See the PREMIUMS section on page 12.


WHAT INVESTMENT OPTIONS ARE AVAILABLE?

The Separate Account has Subaccounts. We invest the assets of each Subaccount in its corresponding Fund.

We permit each Group Contractholder to choose up to 20 of these Funds for the Group Contractholder's Participants to invest in. The Series Fund Money Market Portfolio must be one of the selected Funds. And generally, half of the Funds selected by the Group Contractholder must be from the Series Fund.

Instead of choosing Funds for itself, a Group Contractholder may ask Prudential to present it with one or more predetermined groups of Funds for the Group Contractholder's Participants to invest in.

We will not permit a Group Contractholder to substitute other Funds for Funds it has already selected (whether the Group Contractholder chose its own Funds or selected a predetermined group of Funds). But, if a Group Contractholder chooses fewer than 20 Funds, we will permit that Group Contractholder to select additional Funds.

You may invest only in the Funds chosen by your Group Contractholder and in the Fixed Account. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%. See THE FIXED ACCOUNT section on page 10.)

We recommend that the Group Contractholder get advice from an investment advisor when choosing the investment options for its Participants.

See THE FUNDS section in the accompanying supplement. Each Fund prospectus provides more detailed information about the specific Fund.

DOES GROUP VARIABLE UNIVERSAL LIFE INSURANCE OFFER CHOICE AND FLEXIBILITY IN THE AMOUNT OF INSURANCE PROTECTION I CAN GET?

Yes. The Death Benefit under a Certificate includes, among other things, the value of your Certificate Fund. The value of your Certificate Fund will vary with the investment performance of the investment options you select. So, your Death Benefit could grow more than it could under a certificate that does not include investment options. But, the Death Benefit may also go down if the investment options in your Certificate Fund have poor investment performance.

You choose how to invest the amount you have in your Certificate Fund. You may choose more aggressive Funds or less aggressive Funds. What you choose depends on your personal circumstances and your investment objectives and how they may change over time.

If you prefer to avoid or reduce the risks that come with investing in the Funds, you can choose to direct some or all of the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than 4%. See THE FIXED ACCOUNT section on page 10.


WHAT CHARGES DOES PRUDENTIAL MAKE?

We deduct certain charges from each premium payment that you make and from the amounts that are held in each investment option. These charges compensate us for insurance costs, risks and expenses.

All charges made by Prudential are described in detail in the CHARGES AND EXPENSES section on page 20. This chart briefly outlines the charges that may be made:


--------------------------------------------------------------------------------
YOU MAKE A PREMIUM PAYMENT.
--------------------------------------------------------------------------------
                                        |
--------------------------------------------------------------------------------
THEN, PRUDENTIAL DEDUCTS THESE CHARGES:

o A CHARGE FOR TAXES ON PREMIUM PAYMENTS. Currently, this charge is 2.6%, but some Group Contracts may permit a charge up to 5.35%. We reserve the right to increase this charge if the cost of our taxes related to premium payments increases. (In some states, this charge is known as a premium-based administrative charge.)

o A PROCESSING CHARGE of up to $2. (Under some Group Contracts, this charge is waived.)

o A SALES CHARGE of up to 3-1/2%. (Under some Group Contracts, this charge is waived.)
--------------------------------------------------------------------------------
                                        |
--------------------------------------------------------------------------------
The remainder is your NET PREMIUM

This is the amount that you can invest in one or more of the investment options selected by your Group Contractholder.
--------------------------------------------------------------------------------
                                        |
--------------------------------------------------------------------------------
DAILY CHARGES

     After your Net Premium is directed to your investment option(s), Prudential deducts these DAILY CHARGES from the Subaccounts (but not from the Fixed Account):

o A DAILY CHARGE for mortality and expense risks. This charge is deducted from the assets of the Subaccount(s) that correspond to the Fund(s) you selected.

     Currently, this charge is equivalent to an effective annual rate of 0.45%. Prudential guarantees that this charge will not be more than an effective annual rate of 0.90%.

o A DAILY CHARGE for investment management fees and expenses. These charges are deducted from the assets of the Fund(s) you selected. The Funds set these charges.
--------------------------------------------------------------------------------
                                        |

--------------------------------------------------------------------------------
MONTHLY CHARGES

Prudential deducts these charges from your Certificate Fund each month:

o A CHARGE FOR ADMINISTRATIVE EXPENSES. Currently, this charge may be up to $3 per month. Prudential guarantees that it will not be more than $6 per month.

o    A CHARGE FOR THE COST OF INSURANCE.

o A CHARGE FOR ANY ADDITIONAL INSURANCE BENEFITS not already included in the charge for the cost of insurance.

Under some Group Contracts, Prudential may deduct these charges more or less frequently.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POSSIBLE ADDITIONAL CHARGES

Some Group Contracts may also permit Prudential to make the following TRANSACTION CHARGES:

o    When you use the DOLLAR COST AVERAGING feature.

o When you ask Prudential to REALLOCATE the way your premium payments will be invested.

o When you SURRENDER your Certificate Fund or when you make a WITHDRAWAL from it. The charge can be up to $20 or 2% of the amount you surrender or withdraw, whichever amount is less.

o Each time you take a LOAN from your Certificate Fund. The charge may be up to $20.

o Each time you request an ADDITIONAL STATEMENT about your Certificate Fund. The charge may be up to $20.

o When you request MORE THAN 12 TRANSFERS BETWEEN INVESTMENT OPTIONS in a Certificate Year. The charge may be up to $20 for each transfer after the 12th one.

Also, Prudential has the right to make a charge for any taxes that may be imposed on the operations of the Separate Account.

CAN I MAKE WITHDRAWALS FROM THE CERTIFICATE FUND?

Yes. You may request a partial withdrawal from the Certificate Fund. You may also surrender your insurance and receive its Cash Surrender Value. See the PARTIAL WITHDRAWALS section on page 26 and the FULL SURRENDERS section on page 25.

CAN I TAKE LOANS?

Yes. You may borrow money from your Certificate Fund. The Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

When you take a loan from your Certificate Fund, here's what happens:

o The amount of the loan is transferred from your investment options to a Loan Account. This Loan Account is still part of your Certificate Fund.

o The Loan Account earns interest at an effective annual rate that is usually 2% less than the rate Prudential charges as interest on the loan.

The term "Certificate Debt" is used to mean any outstanding loan plus its accrued interest. Certificate Debt is deducted from any amount payable at the Covered Person's death. It is also deducted from the Certificate's Cash Surrender Value.


HOW IS MY INSURANCE COVERAGE AFFECTED WHEN I AM NO LONGER A MEMBER OF THE GROUP?

Each Group Contract has different rules. Under some Group Contracts, you may continue your insurance even though you are no longer part of the group. The charges for continued insurance may be higher.

You may also surrender the insurance for its Cash Surrender Value, elect to use the Cash Surrender Value to buy Paid-up Coverage, or convert the insurance to an individual life insurance policy.

See the OPTIONS ON TERMINATION OF COVERAGE section on page 30.


WHAT IS THE FEDERAL INCOME TAX STATUS OF AMOUNTS RECEIVED UNDER THE CERTIFICATE?

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the death benefit is fixed instead of variable). Here's what that means:

o First, the Death Benefit is generally not included in the gross income of the beneficiary.

o Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains.

o Third, surrenders and partial withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income.

o    Fourth, loans are not generally treated as distributions.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 33. You should consult your tax advisor for guidance on your specific situation.


WHAT ARE THE FUNDS' CHARGES?

Information about the Funds' fees and expenses appear in THE FUNDS section of the accompanying supplement.


ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES


In the accompanying supplement, we show you examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS."

GENERAL INFORMATION ABOUT:

o    PRUDENTIAL
o    THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The Prudential Insurance Company of America ("Prudential" or the "Company") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval, all of which could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.

The plan of reorganization, which has not been developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts, and issue years of their policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the Company's subsidiaries would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contract owners of Prudential's subsidiaries. Eligible policyholders would generally include employers, associations, other groups, and trusts established by or for such entities, that own group policies issued by Prudential, and generally would include Group Contractholders. The individuals covered under a group plan, such as the Participants under a Group Contract, generally would not be eligible to receive stock or other consideration from Prudential.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies including as depositor, adviser, and principal underwriter.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

The Prudential Variable Contract Account GI-2 (the "Separate Account") was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a "separate account" under the federal securities laws. The Separate Account holds assets that are segregated from all of Prudential's other assets.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Separate Account. Prudential will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Separate Account's assets may include funds contributed by Prudential to commence operation of the Separate Account and may include accumulations of the charges Prudential makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential's general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Separate Account.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential. There are currently 131 Subaccounts within the Separate Account, each of which invests in a corresponding Fund. Prudential reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).


THE FUNDS


Information about each Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager appears in the accompanying supplement.

CERTAIN FUNDS HAVE INVESTMENT OBJECTIVES AND POLICIES CLOSELY RESEMBLING THOSE OF MUTUAL FUNDS WITHIN THE SAME COMPLEX THAT ARE SOLD DIRECTLY TO INDIVIDUAL INVESTORS. DESPITE SUCH SIMILARITIES, THERE CAN BE NO ASSURANCE THAT THE INVESTMENT PERFORMANCE OF ANY SUCH FUND WILL RESEMBLE THAT OF ITS RETAIL FUND COUNTERPART.

YOU WILL RECEIVE A PROSPECTUS FOR EACH AVAILABLE FUND. THAT PROSPECTUS WILL DESCRIBE THE FUND, ITS INVESTMENT OBJECTIVE AND STRATEGIES, ITS RISKS, AND ITS MANAGEMENT FEES AND OTHER EXPENSES. YOU SHOULD READ THE FUND PROSPECTUSES TOGETHER WITH THIS PROSPECTUS. AS WITH ALL MUTUAL FUNDS, A FUND MAY NOT MEET ITS INVESTMENT OBJECTIVE. SUBJECT TO APPLICABLE LAW, PRUDENTIAL MAY STOP OFFERING ONE OR MORE FUNDS OR MAY SUBSTITUTE A DIFFERENT MUTUAL FUND FOR ANY FUND.

EACH FUND HAS PROVIDED PRUDENTIAL WITH INFORMATION ABOUT ITS MANAGEMENT FEES AND OTHER EXPENSES. EXCEPT FOR THE SERIES FUND, PRUDENTIAL HAS NOT VERIFIED THAT INFORMATION INDEPENDENTLY.


THE FIXED ACCOUNT

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion sometimes declare a higher rate. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some Group Contracts, Prudential may determine interest rates based on the contract year we receive the premium payments.

We strictly limit your right to make transfers out of the Fixed Account. See the HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER section on page 15. Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to 6 months. See the WHEN PROCEEDS ARE PAID section on page 38.

Because of exemptive and exclusionary provisions, Prudential has not registered the Fixed Account or the general account under the federal securities laws. Prudential has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures concerning the Fixed Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy of statements made in a prospectus.


DETAILED INFORMATION ABOUT THE CERTIFICATES


HOW PRUDENTIAL ISSUES CERTIFICATES

To apply for coverage under a Group Variable Universal Life Insurance Contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

COVERAGE ON THE LIFE OF A SPOUSE. Usually, the Eligible Group Member buys coverage on his or her own life. But, some Group Contracts allow an Eligible Group Member to also apply for coverage on his or her spouse's life. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term "Participant" or "you," we mean the person who owns those rights. When we use the term "Covered Person," we mean the person whose life is covered.


The Eligible Group Member is usually the Participant. But, under some Group Contracts, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential considers the other person to be a Participant. See the ASSIGNMENT and APPLICANT OWNER PROVISION sections on pages 40 and 41.


Prudential will issue a Certificate to each Participant. Prudential will issue a separate Certificate for spouse coverage. The Certificate tells you about the rights, benefits, coverage, and obligations of the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

MAXIMUM AGES. Generally, Prudential will not issue Certificates for a person who is older than age 74. And, Prudential will generally end a Participant's coverage at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these three options:


o You may ask to receive the Cash Surrender Value of the Certificate. (Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 33.)

o You may use some or all of the Certificate Fund to buy Paid-up Coverage. See the PAID-UP COVERAGE section on page 26.


o You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance and for additional insurance benefits. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

Under some Group Contracts, coverage may end at an age less than 100. You should refer to your particular Certificate and Group Contract to learn when coverage under your Certificate will end.


A "FREE LOOK" PERIOD


Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10- day period is known as the "free look" period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.

During the first 20 days after the Certificate Date, your premium payments will be invested in the Fixed Account (or, under some Group Contracts, in the Series Fund Money Market Portfolio). Prudential reserves the right to limit contributions and transactions during the free look period.


PROCEDURES

Each Group Contract has different procedures for how you will conduct transactions under your Group Variable Universal Life Insurance - for example, how you will submit an enrollment form, make premium payments, take loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your Group Contractholder can tell you what those procedures are.

Under some Group Contracts, Participants will be required to make transactions through the Group Contractholder. Under other Group Contracts, Participants will be required to deal directly with Prudential. Either way, Prudential will consider enrollment forms, payments, orders and other documents to be "received" when Prudential receives them in good order.

WHEN PRUDENTIAL RECONCILES FINANCIAL TRANSACTIONS. Prudential usually reconciles financial transactions at the end of the day, when most banks and financial institutions have closed for the evening. As a result, some transactions (for example, premium payments, loan repayments, or withdrawals) cannot be completed until the next business day. Usually, this will result in a one-day delay in the movement of money from one investment option to another. During any delay, Prudential may place this money in an unallocated account owned by Prudential that pays a market rate of interest. The short term interest ("float") earned on this money will be retained by Prudential as compensation for services rendered. This interest will not be paid from a Participant's Certificate Fund, and will not reduce the value of the Certificate Fund. Transfers among the Funds and dollar cost averaging are not subject to this possible delay.


PREMIUMS


ROUTINE PREMIUM PAYMENTS. You will usually be able to decide when to make premium payments and how much each premium payment will be. You just have to make sure that there is enough money in your Certificate Fund - minus Certificate Debt and outstanding charges - to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). See the LAPSE section on page 29 to learn how your insurance will end and what you can do to stop it from ending.

Under some Group Contracts, you may also be required to pay a minimum initial premium to become a Participant. The minimum initial premium will vary for each Group Contract, but it will not be more than 50% of the Guideline Annual Premium. We define Guideline Annual Premium in the DEFINITIONS OF SPECIAL TERMS section on page 51.


ADDITIONAL PREMIUM PAYMENTS. In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.


HOW YOU WILL PAY PREMIUMS. Your Group Contractholder sets up the premium payment method. Some Participants will make payments through the Group Contractholder (who will pass them on to us). Other Participants will pay us directly. Monthly charges may be higher when premium payments are made directly to Prudential. See the CHARGES AND EXPENSES section on page 20.


DEDUCTING PREMIUMS FROM YOUR PAYCHECK. Some Group Contractholders might set up a way for you to make routine premium payments by deducting them from your paycheck. Each Group Contractholder's rules for paycheck deduction will be different and some may require your premium payment to meet a minimum before the automatic deduction will be allowed. If that's the case, you may still make premium payments below the minimum directly to Prudential.


EFFECT OF PREMIUM PAYMENTS ON TAX STATUS. If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.


We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.


See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 33.



EFFECTIVE DATE OF INSURANCE

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form. If we approve your completed enrollment form prior to the 20th day of a month, your insurance will begin on the first day of the next month. If we receive your completed enrollment form on or after the 20th day of a month, your insurance will begin on the first day of the month after the next month.

HOW PRUDENTIAL WILL DEPOSIT AND INVEST PREMIUM PAYMENTS


Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called "Net Premiums." See the CHARGES AND EXPENSES section on page 20.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

o BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in our general account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.


o DURING THE FIRST 20 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 20 days in the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 20 days. After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected. (Under some Group Contracts, we would use the Series Fund Money Market Portfolio instead of the Fixed Account.)

o AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 20 DAYS. After your Certificate has been in effect for 20 days, Prudential will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information. (Again, under some Group Contracts, we would use the Series Fund Money Market Portfolio, rather than the Fixed Account.)


HOW YOU CAN CHANGE THE WAY PRUDENTIAL ALLOCATES FUTURE PREMIUM PAYMENTS

You may ask Prudential to change the way your future premium payments will be allocated among the available investment options. Prudential will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in good order.


The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund - minus Certificate Debt and outstanding charges - to cover each month's charges. See the LAPSE section on page 29.


We do not currently charge for changing the allocation of your future premiums. But, we may charge for it in the future.



HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER

You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).


There are some rules about how transfers can be made:

o The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

o The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

o We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.


Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential (or Prudential's designee) on the form we require you to use for this purpose. Prudential will give you a form to request a transfer.


Under some Group Contracts, if you make more than twelve transfers in a Certificate Year, Prudential may charge up to $20 for each transfer after the twelfth.

Group Variable Universal Life Insurance was not designed for professional market timing organizations or for other organizations or persons that use programmed, large or frequent transfers. We will discourage a pattern of exchanges that coincides with a "market timing" strategy, since they may be disruptive to the Separate Account and the Funds. If we were to find such a pattern, we might modify the transfer procedures, including not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Certificate owner.

DOLLAR COST AVERAGING

Dollar Cost Averaging (which we refer to as "DCA") lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day following the first of the month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential will give you a form to request DCA. If we receive your request form in good order by the tenth of a month, we will start DCA processing during the next month. If we receive it after the tenth day of a month, we will start DCA processing during the month after the next month.

We will terminate the DCA arrangement when any of the following events occurs:

o    We have completed the designated number of transfers.

o The amount you have invested in the Series Fund Money Market Portfolio is not enough to complete the next transfer.

o Prudential receives your written request to end the DCA arrangement. (If we receive your request by the tenth of a month, we will cancel the transfer scheduled for the next following month. If we receive it after the tenth day of a month, we will cancel the transfer scheduled for the month after the next month.)

o    You no longer have coverage under the Group Variable Universal Life
     Insurance.


Currently, we do not charge for the DCA arrangement but we may in the future. Transfers made under the DCA arrangement do not count against the number of transfers that may be subject to the transfer charge described in the HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER section on page 15.


The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

DEATH BENEFITS

Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies.


AMOUNT OF THE DEATH BENEFIT. The Death Benefit is the Face Amount of insurance PLUS the value of the Certificate Fund as of the date of death MINUS any Certificate Debt and any past due monthly charges.


ADJUSTMENT IN THE DEATH BENEFIT. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we would use one of two methods to increase the Death Benefit. Each Group Contract will use one method or the other.

Under the first method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to the following "corridor percentage" of the Certificate Fund based on your Attained Age:

COVERED PERSON'S       CORRIDOR           COVERED PERSON'S        CORRIDOR
  ATTAINED AGE        PERCENTAGE            ATTAINED AGE         PERCENTAGE
  ------------        ----------            ------------         ----------

      0-40                 250%                  70                  115%
       41                 243                    71                  113
       42                 236                    72                  111
       43                 229                    73                  109
       44                 222                    74                  107

      ----               ----                    ---                ----


       45                 215                    75                  105
       46                 209                    76                  105
       47                 203                    77                  105
       48                 197                    78                  105
       49                 191                    79                  105

      ----               ----                    ---                ----


       50                 185                    80                  105
       51                 178                    81                  105
       52                 171                    82                  105
       53                 164                    83                  105
       54                 157                    84                  105

      ----               ----                    ---                ----


       55                 150                    85                  105
       56                 146                    86                  105
       57                 142                    87                  105
       58                 138                    88                  105
       59                 134                    89                  105

      ----               ----                    ---                ----


       60                 130                    90                  105
       61                 128                    91                  104
       62                 126                    92                  103
       63                 124                    93                  102
       64                 122                    94                  101

      ----               ----                    ---                ----


      65                  120                    95                  100
      66                  119                    96                  100
      67                  118                    97                  100
      68                  117                    98                  100
      69                  116                    99                  100

Under the second method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the "Net Single Premium" per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the "Net Single Premium" on the 1980 CSO Table.

HOW YOUR BENEFICIARY MAY RECEIVE THE DEATH BENEFIT: Your beneficiary may receive the Death Benefit in the following ways:

o PRUDENTIAL'S ALLIANCE ACCOUNT. The Alliance Account is an interest-bearing account that holds the Death Benefit while your beneficiary takes time to consider other options. Your beneficiary has complete ownership of funds held in the Alliance Account, and may draw on all or part of the funds by writing a draft. Interest earnings in the Alliance Account are compounded daily and credited monthly. Your beneficiary can transfer proceeds from the

Alliance Account to other modes of settlement at any time. Proceeds in the Alliance Account are part of Prudential's general account. If your beneficiary does not want the money to go to the Alliance Account, he or she can ask Prudential to issue a check instead.


o OTHER OPTIONS. Your beneficiary can arrange with Prudential for the Death Benefit to be paid in a different way (known as "modes of settlement"), if the Death Benefit is $1,000 or more. (You can also elect a different mode of settlement for your beneficiary while you are living). See the MODES OF SETTLEMENT section on page 39.


CHANGES IN FACE AMOUNT


The rules for changing the Face Amount of insurance will be different for each Group Contract, depending on the options selected by the Group Contractholder and on Prudential's rules.

The Face Amount of insurance may increase or decrease. The increase or decrease may happen automatically, or when you ask. Here are some general statements about changes in your Face Amount of insurance. But you should read your Certificate to learn how changes work in your case.


INCREASES IN THE FACE AMOUNT OF INSURANCE


o Some Group Contracts allow Participants to ask for an increase in the Face Amount of insurance at certain times.

o Some Group Contracts provide for automatic increases in the Face Amount of insurance when a Participant's salary increases.


o    Some Group Contracts may not allow increases at all.


o Whenever the Face Amount of insurance increases, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.


o An increase in the Face Amount will result in higher monthly insurance charges because our net amount at risk will increase.

DECREASES IN THE FACE AMOUNT OF INSURANCE


o Some Group Contracts allow Participants to decrease the Face Amount of insurance at certain times.


o A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

o Some Group Contracts allow Prudential to automatically decrease the Face Amount when certain "triggering events" occur. "Triggering events" are events like reaching a certain age, retiring, or having a Certificate in effect for a certain number of years.


Generally, Prudential will make the automatic decrease at latest of: the Covered Person's 70th birthday, retirement, and the tenth Certificate Anniversary. We will calculate the amount of the deduction at the end of the first Business Day on or after the triggering event or receipt of your instructions to decrease the Face Amount. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 33. You should consult your tax advisor before you change the Face Amount of your insurance.



CHARGES AND EXPENSES

For a Certificate that is in effect, Prudential reserves the right to increase the charges that we currently make, but we currently have no intention to do so. We will not in any case increase charges above the maximum charges described below. You should refer to your particular Certificate to learn what charges apply to you.

CHARGES DEDUCTED FROM EACH PREMIUM PAYMENT. We will deduct the charges listed below from each premium payment you make before we invest the payment in the investment options you selected.

1. CHARGE FOR TAXES ON PREMIUM PAYMENTS. We will deduct a charge for taxes we must pay on premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

     This charge is currently made up of two parts:

o The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives. For some Group Contracts, the charge may be up to 5%. (In some states, this charge is called a premium-based administrative charge.)

o The second part is for federal income taxes that are based on premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of the increased cost for premium-based federal income taxes resulting from a 1990 change in the Internal Revenue Code.


     We may increase this charge if the cost of our taxes related to premiums is increased. During 1998, we received approximately $61,000 in charges for taxes on premium payments.

2. CHARGE FOR PROCESSING PREMIUMS. We may deduct up to $2 to cover the costs of collecting and processing premiums. We may reduce or eliminate this charge under certain Group Contracts. See the REDUCTION OF CHARGES section on page 24. During 1998, we received no charges for processing premiums.

3. CHARGE FOR SALES EXPENSES. We may deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. These costs include commissions, advertising, and publishing prospectuses and sales literature. The maximum sales charge is 3.5% of each premium payment. We may reduce or eliminate this charge under certain Group Contracts. See the REDUCTION OF CHARGES section on page 24. During 1998, we received no charges for sales expenses.


MONTHLY CERTIFICATE FUND CHARGES. Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date. Under some Group Contracts, we may deduct them when we receive the premium payments from the Group Contractholder. But, we will never deduct them later than 45 days past the Monthly Deduction Date.

1. CHARGE FOR THE COST OF INSURANCE. We will deduct a charge for the cost of your insurance.

To calculate the cost of insurance charge, we multiply:

         your Certificate's "net amount at risk" by

         the "cost of insurance rate" for the Covered Person.

"Net amount at risk" means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The "cost of insurance rate" is based on many factors, including:

o    the Covered Person's age;

o the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

o    the life expectancy of the people covered under your Group Contract;

o whether the Group Contractholder elected to buy any of the additional insurance benefits shown in the ADDITIONAL INSURANCE BENEFITS section on page 43;

o    whether or not the Certificate is provided on a Portable basis; and

o    the expected expenses.


The cost of insurance rate will generally increase as the Covered Person ages. The cost of insurance charges are generally lower than the 1980 CSO Table.

We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contractholder are based on many factors, including:

o    the number of Certificates in effect;

o    the number of new Certificates issued;

o    the number of Certificates surrendered or becoming Portable;

o    the expected claims (death benefits, living benefits and surrenders);

o the expected cost of any additional insurance benefits that the Group Contractholder elected to buy;

o    the expected expenses; and

o    administrative services provided by the Group Contractholder, if any.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed since they are an important factor in calculating the expected claims, expenses and costs. However, we are prohibited from recovering past losses by state insurance law.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class and group. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed rates may be up to 150% of the 1980 CSO Table. The guaranteed rates are based on many factors, including:

o    guaranteed issue procedures, if any;

o simplified underwriting that may not require a medical exam, blood tests or urine tests;

o    groups with substandard risks characteristics; and

o the expected maximum cost of any additional insurance benefits that the Group Contractholder elected to buy.


     During 1998, we received approximately $554,000 in charges for cost of insurance.


2. CHARGE FOR ADDITIONAL INSURANCE BENEFITS. The ADDITIONAL INSURANCE BENEFITS section on page 43 tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Contractholder elected to buy. We will deduct a separate charge for any additional insurance benefits that you elect to buy from your Certificate Fund.


3. CHARGE FOR ADMINISTRATIVE EXPENSES. We may deduct a charge for administrative expenses. This charge pays for maintaining records and for communicating with Participants and Group Contractholders. Currently, it is not more than $3 per month and it is guaranteed not to be more than $6 per month. We may reduce or eliminate this charge under certain Group Contracts. See the REDUCTION OF CHARGES section on page 24. During 1998, we received no charges for administrative expenses.


4. CHARGE FOR OTHER TAXES. We reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Separate Account. These are taxes other than those described under the "CHARGE FOR TAXES ON PREMIUM PAYMENTS" section above. Currently, we do not charge for these other taxes.

DAILY DEDUCTION FROM THE SEPARATE ACCOUNT. Each day, Prudential deducts a charge from the assets of the Separate Account in an amount currently equal to an effective annual rate of 0.45%. We guarantee that the charge will not be more than an effective annual rate of 0.90%.

This charge compensates us for assuming the mortality and expense risks of the insurance provided under the Group Contract. The "mortality risk" is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined the mortality charge. The "expense risk" is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.


We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account. During 1998, we received approximately $7,000 in charges for mortality and expense risks.


TRANSACTION CHARGES. Under some Group Contracts, we may deduct a charge for surrenders, partial withdrawals, loans, transfers, reinstatements, and additional statement requests. See the sections of this prospectus that describe each of those transactions. Those sections also describe the charges that Prudential may deduct.

EXPENSES INCURRED BY THE FUNDS. Participants indirectly bear the charges and expenses of the Funds. To find out details about the management fees and other underlying Fund expenses, you should see THE FUNDS section in the accompanying supplement. You should also read the prospectuses for the available Funds.

REDUCTION OF CHARGES

Prudential may reduce or waive the charge for sales expenses, the charge for processing premiums, or other charges under certain Group Contracts where we expect that the Group Contract will involve reduced sales or administrative expenses. In deciding whether to reduce such charges, and by how much, we consider the following factors:

o    The size of the group.

o    The total amount of premium payments we expect to receive.

o    How long Participants will hold their Certificates.

o The purpose for which the Group Contractholder bought the Group Contract and whether that purpose makes it likely that expenses will go down.

o Any other circumstances Prudential believes to be relevant in determining whether sales or administrative expenses will go down.

In some cases, we may guarantee the reduction or waivers of charges in the Group Contract. In other cases, we may decide to discontinue the reductions or waivers. Prudential's reductions and waivers of charges will not be unfairly discriminatory to the interests of any individual Participants.


DIVIDENDS OR EXPERIENCE CREDITS

The Group Contract is eligible to receive Dividends or Experience Credits. But, we have set the premium rates in such a way that we will not generally pay a dividend or experience credit.

If there is a Dividend or Experience Credit, Prudential will pay it to the Group Contractholder.

You should refer to your particular Group Contract for details on Dividends or Experience Credits.

CASH SURRENDER VALUE


The Cash Surrender Value of your Certificate is equal to your Certificate Fund MINUS any Certificate Debt, outstanding charges, and any transaction charge that may apply. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account (see the LOANS section on page 27).


The Cash Surrender Value will change daily to reflect:

o    Net Premiums;

o    withdrawals;

o    increases or decreases in the value of the Funds you selected;

o interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

o    interest accrued on any loan;

o the daily asset charge for mortality and expense risks assessed against the variable investment options; and

o    monthly charges that Prudential deducts from your Certificate Fund.

If you ask Prudential, we (or our designee) will tell you what the Cash Surrender Value of your Certificate is. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to go down to zero.


The illustrations in the supplement give examples of what Cash Surrender Values would be for two sample Certificates. The examples assume there would be uniform investment results in the selected Subaccount portfolios. The examples are only hypothetical and are only meant to help you understand how the Certificate works.



FULL SURRENDERS

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in good order.


We will pay the proceeds as described in the WHEN PROCEEDS ARE PAID section on page 38. Under certain Group Contracts, Prudential may charge a transaction charge for the surrender of up to the lesser of $20 or 2% of the amount that you receive.

A surrender may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 33.

During 1998, we received approximately $30 in surrender charges.



PAID-UP COVERAGE

At any time, you may elect to use the Cash Surrender Value of your Certificate to buy Paid-up Coverage. The minimum amount of Cash Surrender Value that you can exchange is $1,000. Under certain Group Contracts, Prudential may impose a transaction charge of up to $20 for the exchange.

The amount of Paid-up Coverage that you can have will be limited to the amount that you can buy with your Certificate's Cash Surrender Value. Also, it cannot be more than the Death Benefit under your Certificate at the time you make the exchange.


Paid-up Coverage will start as of the end of the Business Day on which we receive your request form in good order. Once the Paid-up Coverage starts, all other coverage under your Certificate, including any additional insurance benefits, will end.

If you did not use your entire Cash Surrender Value to buy the Paid-up Coverage, Prudential will pay you the remaining amount as of the end of the first Business Day after we receive your request form. We will pay it as described in the WHEN PROCEEDS ARE PAID section on page 38. This withdrawal may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 33.

The purchase of Paid-up Coverage could make your Certificate a Modified Endowment Contract. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 33.


PARTIAL WITHDRAWALS

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value. We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.


Partial withdrawals will be effective as of the end of the Business Day on which we receive your request form. We will pay you the withdrawn money as described in the WHEN PROCEEDS ARE PAID section on page 38.

You must withdraw at least $200 in any partial withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.


Some Group Contracts may have a limit on the number of partial withdrawals you can make in a year. Some Group Contracts may impose a transaction charge for each partial withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw.

You may not repay any amount that you withdraw.


Withdrawals may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 33.



LOANS

You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

Under certain Group Contracts, Prudential may make a charge of up to $20 for each loan. The charge will be added to the principal amount of your loan.


The minimum amount that you can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Loan Value. Prudential will pay loan proceeds as described in the WHEN PROCEEDS ARE PAID section on page 38.

Interest on the loan will accrue daily at a rate that Prudential sets each year. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.


When you take a loan from your Certificate Fund, here's what happens:

o We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

o We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

o We will generally credit interest to the amount in the Loan Account at an effective annual rate that is usually 2% less than the rate Prudential charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, you should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or loan repayment, we will assume it is a loan repayment.


If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial withdrawal from the Certificate Fund. A partial withdrawal may have tax consequences. See the PARTIAL WITHDRAWALS section on page 26 and the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 33.

Your Loan Account plus accrued interest (together, these are called "Certificate Debt") may not exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges. See the LAPSE section on page 29.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 33.


If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.


TELEPHONE AND ELECTRONIC TRANSACTIONS

Under some Group Contracts, you may be able to perform some transactions by telephone or electronically. These transactions include: transferring amounts among available investment options, making surrenders and partial withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive by telephone or electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete a telephone or electronic transaction during peak periods such as periods of drastic economic or market change, or during system failures or power outages.

LAPSE

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If it is not enough, Prudential will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay it.

In insurance terms, we call it a LAPSE when insurance ends because the charges for it are not paid.

HOW YOU CAN STOP YOUR INSURANCE FROM LAPSING. You must make a payment that is enough to pay outstanding charges. Prudential must receive the payment by the later of:

o    61 days after the Monthly Deduction Date; or

o    30 days after the date we mailed you the notice.


If you do not, your insurance will lapse and your Certificate will no longer have any value. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 33.


We will send the notice to the last known address we have on file for you. If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.



TERMINATION OF A GROUP CONTRACTHOLDER'S PARTICIPATION IN THE GROUP CONTRACT


The Group Contractholder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

o If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contractholder 90 days' written notice.

o If the Group Contractholder fails to remit premium payments to Prudential in a timely way, at the end of the grace period.

o For any other reason, effective on a Contract Anniversary, by giving the Group Contractholder 31 days' written notice.

Termination of the Group Contract means that the Group Contractholder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the OPTIONS ON TERMINATION OF COVERAGE section on page 30. The options that are available to you from Prudential may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.



PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS

Each Group Contract has different rules for what happens when a Participant is no longer an Eligible Group Member.


Under some Group Contracts, Participants may be able to continue insurance coverage even though they are no longer an Eligible Group Member. This is called Portable Coverage. With Portable Coverage, you will start to make premium payments directly to Prudential (or to Prudential Mutual Fund Services, Inc.). We will start to send premium reminders directly to you. We will let you know about this change in the way premiums are paid within 61 days after you are no longer eligible under the Group Contract. We might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. The notice that we send you will also tell you what the charges and expenses are for Portable Certificates. See also the CHARGES AND EXPENSES section on page 20. Charges and expenses for Portable Certificates may be higher than those you paid while you were still an Eligible Group Member. But the charges and expenses will not be higher than the maximums described in this prospectus. Prudential may require that you keep a specified minimum amount in your Certificate Fund to continue as a Portable Certificate holder.

Under other Group Contracts, Participants will not be able to continue insurance coverage when no longer an Eligible Group Member. Those Participants have the options of Conversion, Paid-up Coverage, and payment of Cash Surrender Value, which are described in the OPTIONS ON TERMINATION OF COVERAGE section on page 30.


OPTIONS ON TERMINATION OF COVERAGE

Your insurance coverage under the Group Contract will end when the Group Contract itself ends. Under some Group Contracts, insurance coverage will also end when a Participant is no longer an Eligible Group Member.

When the Group Contractholder ends a Group Contract, the effect on Participants depends on whether or not the Group Contractholder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

o If the Group Contractholder DOES replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value.

Under some Group Contracts, you may continue your insurance coverage on a Portable basis. Prudential might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. You should read your Certificate to find out what rules and limits apply when you want to continue your insurance on a Portable basis.

o If the Group Contractholder DOES NOT replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options listed below. Under some Group Contracts, you may also have the option of continuing your insurance coverage on a Portable basis, as stated above.


CONVERSION. You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health, if your Certificate has been in force for at least 5 years (under some Group Contracts, the requirement may be less than 5 years). To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.


If your Certificate ended because you are no longer an Eligible Group Member, you may not convert more than the Face Amount of your Certificate. If your Certificate ended because the Group Contract ended, the amount you are able to convert may, depending on the state law that applies, be limited to the lesser of:

o    $10,000 or

o the Face Amount of your Certificate MINUS the amount of any group insurance that you become eligible for within 45 days after your Certificate ends.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

PAID-UP COVERAGE. You may elect to use your Certificate's Cash Surrender Value to buy fixed Paid-up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day your Certificate ends. The insurance amount will depend on how much the Cash Surrender Value is and on the age of the Covered Person. But, the amount of Paid-up Coverage cannot be more than your Certificate's Death Benefit right before you buy the Paid-up Coverage.


You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 33.


PAYMENT OF CASH SURRENDER VALUE. You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.


REINSTATEMENT

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance on a Portable basis.

To reinstate your Certificate, you must send the following items to Prudential (or our designee):

o    A written request for reinstatement.

o Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential.


o A premium payment (less any charges that apply) that is at least enough to pay the monthly charges for the grace period and for two more months. See the CHARGES AND EXPENSES section on page 20.

o We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the INCONTESTABILITY section on page 38 and the SUICIDE EXCLUSION section on page 39. When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.


o Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.

TAX TREATMENT OF CERTIFICATE BENEFITS


INTRODUCTION

This summary provides general information on the federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax advisor for complete information and advice.

TREATMENT AS LIFE INSURANCE AND INVESTOR CONTROL

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:


o you will not be taxed on the growth of the funds in the Certificate Fund, unless you receive a distribution, and

o    the Certificate's Death Benefit will be tax free to your beneficiary.


Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available subaccounts of a separate account without causing the Participants (instead of Prudential) to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential will be treated as the owner of the Separate Account assets, it is possible that the Participants may be considered to own the assets.


Because of these uncertainties, we reserve the right to make changes - which will be applied uniformly to all Participants after advance written notice - that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential will be treated as the owner of the underlying assets.

DISTRIBUTIONS

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

CERTIFICATES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

o If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

o Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

MODIFIED ENDOWMENT CONTRACTS


o The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or a rider is added or removed). The addition of a rider or an increase in the Face Amount of insurance may also cause the Certificate to be classified as a Modified Endowment Contract. You should first consult a tax advisor if you are contemplating any of these steps.


o If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans and withdrawals, are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to loans, withdrawals, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59 1/2 , on account of your becoming disabled or as a life annuity.

o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Any dividends or Experience Credits applied to reduce premiums due will effectively reduce the premiums paid for purposes of these rules.

TREATMENT AS GROUP TERM LIFE INSURANCE

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term life insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, under certain circumstances, a portion of the coverage under the Group Contract may qualify as group term life insurance and, in addition, Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

WITHHOLDING

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person dies.

The earnings of the Separate Account are taxed as part of Prudential's operations. The Separate Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

ERISA CONSIDERATIONS

If the Group Contract is treated as or acquired by an "employee benefit plan," as defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain legal requirements may apply.

DEFINITION OF AN EMPLOYEE BENEFIT PLAN


An "employee benefit plan" includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees - "pension" plans or "welfare" plans.


A "pension plan" includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term "pension plan" includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a "401(k) plan"), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A "welfare plan" includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

GROUP CONTRACTS AS EMPLOYEE BENEFIT PLANS

Regulations issued by the United States Department of Labor ("Labor") clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered "employee benefit plans" for purposes of ERISA). Among other exceptions, "group" or "group-type insurance programs" offered by an insurer to employees of an employer will not be a "plan" where:

o    no contributions are made by the employer for the coverage;

o    participation in the program is completely voluntary for employees;

o the "sole" function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

o the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an "employee benefit plan" (either a pension or a welfare plan) subject to the requirements of ERISA.

INVESTMENT OF PLAN ASSETS IN A GROUP CONTRACT

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

FIDUCIARY/PROHIBITED TRANSACTION REQUIREMENTS UNDER ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) "parties in interest" (as defined under ERISA) or "disqualified persons" (as defined under tax law) and (2) "fiduciaries" with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

o    the relationship between the agent and the insurer;

o a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange or termination of the Group Contract; and

o    the commissions received by the agent.


Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the CHARGES AND EXPENSES section on page 20. Information about sales representatives and commissions may be found in the SALE OF THE CONTRACT AND SALES COMMISSIONS section on page 45.


Execution of a Group Contract by a Group Contractholder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

WHEN PROCEEDS ARE PAID

Prudential will generally pay any Death Benefit, Cash Surrender Value, partial withdrawal or loan proceeds within 7 days after we receive the request for payment at the office specified in our request form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in good order. There are certain circumstances when we delay payment of proceeds:

o We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

o We expect to pay proceeds that come from the Fixed Account or from Paid-up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).


BENEFICIARY

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.


INCONTESTABILITY

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.


MISSTATEMENT OF AGE

If the Covered Person's age is stated incorrectly in the Certificate, we will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law.

SUICIDE EXCLUSION

Generally, if the Covered Person dies by suicide within two years from the Certificate Date, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt, outstanding charges, and any partial withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.


MODES OF SETTLEMENT

The DEATH BENEFITS section describes how your beneficiary may receive the Death Benefit. In addition to the methods described in the DEATH BENEFITS section, Prudential also makes these methods available. They are known as "modes of settlement":

OPTION 1: PAYMENTS FOR A FIXED PERIOD

     The Death Benefit plus interest is paid over a fixed number of years (1 -
     25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that your beneficiary will receive. Your beneficiary may withdraw the total present value of payments not yet made at any time.

OPTION 2: PAYMENT IN INSTALLMENTS FOR LIFE


     The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential has made all guaranteed payments, Prudential will pay the present value of the remaining guaranteed payments to a payee your beneficiary designated.

OPTION 3: INTEREST INCOME

     The Death Benefit remains with Prudential and earns interest. This option allows you or your beneficiary to leave the Death Benefit with Prudential and choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time. The interest income may be received monthly, quarterly, semi-annually or annually.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that you or your beneficiary will receive.

OPTION 4: PAYMENTS OF A FIXED AMOUNT

     You or your beneficiary receives a guaranteed specified sum for a limited number of years. This guaranteed specified sum represents a return of the principal (Death Benefit) and interest paid over the selected number of years. The payment may be received monthly, quarterly, semi-annually, or annually.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that you or your beneficiary will receive. Any interest credited will be used to extend the payment period.

OPTION 5: CERTIFICATE OF DEPOSIT


     The Death Benefit is used to purchase a certificate of deposit that is issued by The Prudential Bank. Certificates of Deposit (CDs) are investments that allow your beneficiary to choose a variety of short- and long-term deposit options. They are designed to pay interest monthly, quarterly, semi-annually, annually or at maturity. Interest rates are guaranteed for the term of the CD. There is generally a $10,000 minimum amount for this option.


Under each of the above options, each payment must generally be at least $20.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax advisor.


ASSIGNMENT

You may assign your Certificate, including all rights, benefits and privileges that you have. Prudential will honor the assignment only if: (1) you make the assignment in writing; (2) you sign it; and (3) Prudential receives a copy of the assignment at the Prudential office shown in your Certificate. We are not responsible for determining whether the assignment is legal or valid.

Throughout this prospectus, we describe various rights that you have. You may assign those rights to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.


If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 33.



APPLICANT OWNER PROVISION

Some Group Contracts have an "applicant owner" provision. An "applicant owner" is a person who may apply for coverage on the life of an Eligible Group Member. And, as with an assignment, if a Participant agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus also apply to an applicant owner.

When naming an applicant owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. At any one time, only one person may be an "applicant owner" under a Certificate.

An "applicant owner" must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the applicant owner.


VOTING RIGHTS

The assets that are held in the Separate Account are invested in the Funds. Prudential is the legal owner of those shares. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under the federal securities laws.


If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If the federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by the federal securities laws. Here's how we will determine the number of Fund shares and votes for which you may give instructions:

o To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

o The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We will give you the proper forms and proxies to give these instructions. We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.


If we are required by state insurance regulations, we may disregard voting instructions in certain instances. We may disregard instructions if: (1) the instructions would require shares to be voted in a way that would cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or (2) the instruction would approve or disapprove an investment advisory contract for a Fund. Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.



SUBSTITUTION OF FUND SHARES

If Prudential's management thinks that an available portfolio of the Funds becomes unsuitable for investment by Participants, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes or considerations, the unavailability of shares for investment or other reasons, including our discretion. Before Prudential can substitute shares, the SEC, and possibly one or more state insurance departments, must approve the substitution. We would notify Group Contractholders and Participants if we were to make such a substitution.

ADDITIONAL INSURANCE BENEFITS

One or more of the following additional insurance benefits may be available to you. These benefits may be provided to all Participants under a Group Contract. Or, the Group Contract may require you to pay an additional charge to receive the benefits. Each Group Contract will have different rules about how the additional benefits are made available. You should refer to the Group Contract and your Certificate to find out what additional insurance benefits are available to you.


ACCELERATED DEATH BENEFIT. Under an accelerated death benefit, you can elect to receive an early payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 12 months or less (under some Group Contracts, the number of months might be higher or lower). You must give Prudential satisfactory evidence that the Covered Person is terminally ill. You may receive the accelerated payment in a lump sum.

When we pay the Death Benefit under this option, it will be adjusted to reflect its present value. The adjusted Death Benefit will always be less than the Death Benefit, but will generally be greater than the Certificate's Cash Surrender Value. Under some Group Contracts, the accelerated death benefit may be discounted for interest. Prudential may charge a fee of up to $350 when we pay an accelerated death benefit.


We will not pay an accelerated death benefit if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated death benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated death benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Death Benefit to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Death Benefit, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated death benefit is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax advisor before you elect to receive this benefit.

ACCIDENTAL DEATH AND DISMEMBERMENT BENEFIT. An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate and the Group Contract to learn the details of any benefit that may be available to you.

EXTENDED DEATH PROTECTION DURING TOTAL DISABILITY. An extended death benefit provides protection during your total disability. Under this provision, even if your insurance would have ended because of your total disability, Prudential will extend your insurance coverage if you became totally disabled prior to age
60. The amount of insurance that will be extended is your Face Amount of insurance. We will extend your insurance coverage for successive one-year periods, generally until age 65. You must provide satisfactory proof of continued total disability.


DEPENDENT LIFE BENEFITS. Dependent life benefits provide insurance on the life of a qualified dependent. A qualified dependent may be the Participant's spouse and/or unmarried child.

SEAT BELT COVERAGE. Seat belt coverage provides a death benefit for the loss of life while driving or riding in a motor vehicle while wearing a seat belt. "Motor vehicle" means a private automobile, van, four-wheel drive vehicle, self-propelled motor home and truck. It does not mean a motor vehicle used for farming, military, business, racing, or any other type of competitive speed event. Certain exclusions will apply.



REPORTS

At least once each Certificate Year, Prudential will send you a statement that gives you certain information about your insurance. These statements will give you details about the value of your Certificate Fund, about transactions that you made, and specific insurance data about your coverage.

If you make a request, we will also send you a current statement about your insurance. It will give you the same kind of information as the annual statement does. We may limit the number of current statements you may request or may charge you for additional statements. Any such charge will not exceed $20 for an additional report.

We will also send to you and to the Group Contractholder, annual and semi-annual reports that list the securities held in each available portfolio of the Funds. The federal securities laws require these reports. Prudential keeps records about the Separate Account according to the federal securities laws.

If you invest in the Series Fund through more than one variable insurance contract, you will receive only one copy of each annual and semi-annual report issued by the Series Fund. But, if you want another copy of a report, you may ask us for one by calling the telephone number listed on the inside cover page of this prospectus.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Prudential Investment Management Services LLC (referred to as "PIMS") acts as the principal underwriter of the Group Contracts and Certificates. PIMS is a direct, wholly-owned subsidiary of Prudential.


PIMS, organized in 1996 under Delaware law, is registered as a broker-dealer under the federal securities laws. PIMS is also a member of the National Association of Securities Dealers, Inc. PIMS's principal business address is 751 Broad Street, Newark, New Jersey 07102. PIMS also acts as principal underwriter with respect to the securities of other Prudential investment companies.


The Group Contracts and Certificates are sold by persons who are registered representatives of PIMS and who are also authorized by state insurance departments. The Group Contracts and Certificates may also be sold through other broker-dealers authorized by PIMS and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than the basis described below.


The maximum commission that Prudential will pay to the representative upon the purchase of the Contract is 15% of the premium payment received. The amount Prudential will pay to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 15% of the premium payment. Prudential may require the representative to return all of the first year commission if the Group Contract is not continued through the first year. Sales representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Group Contract will be eligible for additional bonus compensation from Prudential. Generally, Prudential will pay PIMS a commission of no more than 15% of the premium payment. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payment.


The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in the federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in the federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days' written notice to the other party.


Sales expenses in any year are not equal to the sales charge in that year. Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential's surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge. See the CHARGES AND EXPENSES section on page 20.

RATINGS AND ADVERTISEMENTS


Independent financial rating services - including Moody's, Standard & Poors, Duff & Phelps and A.M. Best Company - rate Prudential. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.



SERVICES PERFORMED BY THIRD PARTIES

Throughout this prospectus, we describe how Prudential and the Group Contractholder will perform transactions with you and how you will perform transactions with them. Prudential has the right to ask another party (referred to as a "third party") to perform or receive transactions in its place. The Group Contractholder has the same right. That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential or the Group Contractholder.

In some cases, the third party might be another part of Prudential. (For example, when you make premium payments to Prudential, they could be received by Prudential Mutual Fund Services, Inc., a wholly-owned subsidiary of Prudential). In other cases, the third party might be a third party administrator or even the group that sponsors the Group Contract.

Prudential may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.


STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS



The consolidated financial statements of Prudential and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and the financial statements of the Separate Account as of December 31, 1998 and for the period July l, 1998 through December 31, 1998 included in this registration statement have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Stuart L. Liebeskind, FSA, MAAA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.



LITIGATION


On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW)). On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate, and later issued a Final Order and Judgement in the consolidated class actions before the court, 962 F. Supp. 450 (March 17, 1997, as amended April 14, 1997). The Court's Final Order and Judgement approving the class Settlement was appealed to the United States Court of Appeals for the Third Circuit, which upheld the district court's approval of the Stipulation of Settlement on July 23, 1998. The Supreme Court denied certiorari in January 1999, thereby making final the approval of the class action settlement.

Pursuant to the Settlement, Prudential agreed to provide and has been implementing an Alternative Dispute Resolution ("ADR") process for class members who believe they were misled concerning the sale or performance of their life insurance contracts. As of December 31, 1998, based on an analysis of claims actually remedied, a sample of claims still to be remedied, and estimates of additional liabilities associated with the ADR program, management estimated the cost, before taxes, of remedying policyholder claims in the ADR process to be approximately $2.56 billion. While management believes these to be reasonable estimates based on available information, the ultimate amount of the total cost of remedied policyholder claims and other related costs is dependent on complex and varying factors, including the relief options still to be chosen by claimants, the dollar value of those options, and the number and type of claims that may successfully be appealed.


In addition, a number of actions have been filed against Prudential by policyholders who have excluded themselves from the Settlement; Prudential anticipates that additional suits may be filed by other policyholders.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million. These agreements are now being implemented through Prudential's implementation of the class Settlement.

Prudential's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. It is possible that the results of operations or the cash flow of the company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of the matters specifically discussed above. Management believes, however, that the ultimate resolution of all such matters, after consideration of applicable reserves, should not have a material adverse effect on Prudential's financial position.


THE YEAR 2000 ISSUE

The services provided to a Group Contractholder or Participant of Group Variable Universal Life depend on the smooth functioning of numerous computer systems. Many computer systems in use today are programmed to recognize only the last two digits of a date as the year. As a result, any systems using this kind of programming can not distinguish a date using "00" and may treat it as "1900" instead of "2000." This problem may impact computer systems that store business information, but it could also affect other equipment used in our business like telephones, fax machines and elevators. If this problem is not corrected, the "Year 2000" issue could affect the accuracy and integrity of business records. Prudential's regular business operations could be interrupted as well as those of other companies that deal with us.

In addition, the operations of the mutual funds associated with Group Variable Universal Life could experience problems resulting from the Year 2000 issue. Please refer to the respective mutual fund's prospectus for information regarding their approach to Year 2000 concerns. The following describes Prudential's effort to address Year 2000 concerns.

To address this potential problem Prudential organized its Year 2000 efforts around the following three areas:

o    BUSINESS SYSTEMS - Computer programs directly used to support our business;
     ----------------

o INFRASTRUCTURE - Computers and other business equipment like telephones and fax machines; and --------------

o    BUSINESS PARTNERS - Year 2000 readiness of essential business partners.
     -----------------

BUSINESS SYSTEMS. The business systems component includes a wide range of computer programs that directly support Prudential's business operations including systems for: insurance product processing, securities trading, personnel record keeping and general accounting systems. All business systems were analyzed to determine whether each computer program with a Year 2000 problem should be retired, replaced or renovated. The majority of this work has been completed. A few remaining programs are currently being tested and completion of this process is expected by June 1999.

INFRASTRUCTURE. As with business applications, we established a specific methodology and process for addressing infrastructure issues. The infrastructure effort includes mainframe computer system hardware and operating system software, mid-range systems and servers, telecommunications equipment and systems, buildings and facilities systems, personal computers, and vendor hardware and software. Other than desktop systems, substantially all other infrastructure systems have been tested. Presently a small number of midrange computers, and building and facility systems are still in the testing phase. We expect to have the infrastructure implementation process completed by June 1999.

BUSINESS PARTNERS. Prudential recognizes the importance of determining the Year 2000 readiness of external business relationships especially those that involve electronic data transfer products and services, and products that impact our essential business processes. Prudential first classified each business partner as "highly critical" or "less critical" to our business and then began to develop risk assessment and contingency plans to address the potential that a business partner could experience a Year 2000 failure. All highly critical business partner relationships have been assessed and contingency planning is completed. Risk assessment and contingency planning continues for less critical business partners, and the target completion date for these relationships is June 1999.

Prudential believes that the Business Application, Infrastructure and Business Partners components of the Year 2000 project are substantially on schedule. A small number of the projects may not meet their targeted completion date. However, Prudential expects that these projects will be completed by September 1999. If there are any delays, they should not have a significant impact on the timing of the project as a whole.


THE COST OF YEAR 2000 READINESS


Prudential is funding the Year 2000 program from internal operating budgets, and estimates that its costs to address the Year 2000 issue will total approximately $220 million. Because these expenses were part of the operating budget, they did not impact the management of Group Variable Universal Life. During the course of the Year 2000 program, some optional computer projects have been delayed, but these delays have not had any material effect on Group Variable Universal Life.


YEAR 2000 RISKS AND CONTINGENCY PLANNING


Prudential believes that it is well positioned to lessen the impact of the Year 2000 problem. However, given the nature of this issue, we can not be 100% certain that we are completely prepared, particularly because we can not be certain of Year 2000 readiness of third parties. As a result, we are unable to determine at this time whether the consequences of Year 2000 failures may have a material adverse effect on the results of Prudential's operations, liquidity or financial condition. In the worst case, it is possible that a Year 2000 technology failure, whether internal or external, could have a material impact on Prudential's results of operations, liquidity, or financial position. If Prudential is unable to address the Year 2000 problem, we may have difficulty in responding to your incoming phone calls, calculating your unit values or processing withdrawals and purchase payments. It is also possible that the mutual funds associated with Group Variable Universal Life will be unable to value their securities, in turn creating difficulties in purchasing or selling shares of the respective mutual funds and calculating corresponding unit asset values. The objective of Prudential's Year 2000 program has been to reduce these risks as much as possible.

Most of the operations of Group Variable Universal Life involve such a large number of individual transactions that they can only be handled with the help of computers. As a result, our current contingency plans include responses to the failure of specific business programs or infrastructure components. However, our contingency responses are now being reviewed and we expect to finalize them by June, 1999 to ensure that they are workable under the special conditions of a Year 2000 failure. Prudential believes that with the completion of its Year 2000 program as scheduled, the possibility of significant interruptions of normal operations will be reduced.


SUBSEQUENT EVENTS

On December 10, 1998, Prudential announced that it had entered into definitive agreements for Aetna to acquire, subject to regulatory approval and certain other conditions, Prudential's healthcare business for $1 billion. The transaction is expected to be completed in the second quarter of 1999. Included in this transaction are the Prudential HealthCare Health Maintenance Organization (HMO), Point of Service (POS), Preferred Provider Organization
(PPO), and indemnity health lines, as well as its dental business.

                          DEFINITIONS OF SPECIAL TERMS
                             USED IN THIS PROSPECTUS

ATTAINED AGE -- Your age as defined by the Group Contract.

BUSINESS DAY -- A day on which the New York Stock Exchange is open for trading.

CASH SURRENDER VALUE -- The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt, outstanding charges, and any applicable transaction charge.

CERTIFICATE -- A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

CERTIFICATE ANNIVERSARY -- The same date each year as the Certificate Date.

CERTIFICATE DATE -- The effective date of coverage under a Certificate.

CERTIFICATE DEBT -- The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

CERTIFICATE FUND -- The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

CERTIFICATE YEAR -- The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

CONTRACT ANNIVERSARY -- The same date each year as the Contract Date.

CONTRACT DATE -- The date as of which the Group Contract is issued.


COVERED PERSON -- The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant's spouse as the Covered Person.


DEATH BENEFIT -- The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).


DIVIDEND -- A portion of Prudential's divisible surplus attributable to the Group Contract that may be credited to the Group Contract as determined annually by Prudential's Board of Directors.


ELIGIBLE GROUP MEMBERS -- The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.

EXPERIENCE CREDIT -- A refund that Prudential may provide under certain Group Contracts based on favorable experience.


FACE AMOUNT -- The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund, are each parts of your Death Benefit.


FIXED ACCOUNT -- An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

FUNDS -- The Series Fund portfolios and other mutual fund portfolios in which the Separate Account invests. Your investment options include the Funds and the Fixed Account. We describe the Funds in the accompanying supplement.

GROUP CONTRACT -- A Group Variable Universal Life insurance contract that Prudential issues to the Group Contractholder. The term Group Contract also includes a participating employer's participation in a multi-employer trust.


GROUP CONTRACTHOLDER -- The employer, association, sponsoring organization or trust that is issued a Group Contract. In the case of an employer that joins a multiple employer trust, the employer exercises the rights accorded to a Group Contractholder as described throughout this prospectus.

GUIDELINE ANNUAL PREMIUM -- A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential will advise you of the guideline annual premium under the Certificate.


ISSUE AGE -- The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

LOAN ACCOUNT -- An account within Prudential's general account to which we transfer from the Separate Account and/or the Fixed Account an amount equal to the amount of any loan.

LOAN VALUE -- The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

MODIFIED ENDOWMENT CONTRACT -- A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a MEC. Regardless of classification as a MEC, cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the TAX TREATMENT OF CERTIFICATE BENEFITS section for a more complete description of the MEC rules.


MONTHLY DEDUCTION DATE -- Generally, the Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day. Some Group Contracts may define Monthly Deduction Date slightly differently, in which case a supplement to this prospectus will define Monthly Deduction Date.

NET PREMIUM -- Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net Premiums are the amounts that we allocate to the Separate Account and/or the Fixed Account.

PAID-UP COVERAGE -- This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one initial premium payment to begin the coverage and never make any additional payments.

PARTICIPANT -- An Eligible Group Member or "applicant owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to

Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.


PORTABLE -- Under some Group Contracts, you may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Portable. Cost of insurance rates and charges may increase under a Portable Certificate since the Covered Person under a Portable Certificate may no longer be considered to be a member of the Group Contractholder's group for purposes of determining those rates and charges.


SEPARATE ACCOUNT -- Prudential Variable Contract Account GI-2, a separate investment account registered as a unit investment trust under the federal securities laws and established by Prudential to receive some or all of the Net Premiums and to invest them in the Funds.

SERIES FUND -- The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

SUBACCOUNT -- A division of the Separate Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

WE -- The Prudential Insurance Company of America.

YOU -- A Participant.

                      DIRECTORS AND OFFICERS OF PRUDENTIAL

                             DIRECTORS OF PRUDENTIAL


FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2000). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1986 Senior Vice President, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. and Erie Plastics Corporation. Age 64. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERICK K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 63. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President, The Swarthmore Group, Inc. since 1999. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age 46. Address: 1646 West Chester Pike, Suite 3, West Chester, PA 19382.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Operating Officer, Bell Atlantic Corporation, since 1998. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 56. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. National and International Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Merck & Co., Inc., Minimed Incorporated, and Beverley Enterprises. Age 67. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

ROGER A. ENRICO--Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Mr. Enrico originally joined PepsiCo, Inc. in 1971. Mr. Enrico is also a director of A.H. Belo Corporation and Dayton Hudson Corporation. Age 54. Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, MeidiaOne Group, Inc., AP Automotive

Systems, Inc., The Dow Chemical Company, and DTE Energy Company. Age 64.
Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

WILLIAM H. GRAY, III--Director since 1991 (current term expires April, 2000). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Union-Pacific Corporation, Warner-Lambert Company, CBS Corporation, and Electronic Data Systems. Age 57. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Business Ethics. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James E. Hanson Management Company, Neumann Distributors, Inc., Fleet Trust and Investment Services Company, N.A., United Water Resources, Orange & Rockland Utilities, Inc., and Consolidated Delivery and Logistics. Age 62. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR.--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1991. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation and Owens Corning. Age 64. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company and Pfizer, Inc. Age 56. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 67. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya, Baker Fentress & Company, The Jeffrey Company. The Southern New England Telecommunications Company, and Vanguard Group, Inc. Age 66. Address: Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 56. Address: 751 Broad Street, Newark, NJ 07102.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Audit Committee. Principal, Investment Strategies International since 1994. Age 64. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividend; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 68. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Mr. Staheli is also director of Bankers Trust Company, Conti-Financial Corporation and Continental Grain Company. Age 67. Address: 39 Locust Street, Suite 204, New Canaan, CT 06840.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2000). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, Canadian Occidental Petroleum, Ltd., The Toronto- Dominion Bank, and Ontario Hydro. Age 64. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2000). Member, Committees on Nominations & Corporate Governance; Member, Investment Committee. Retired since 1997. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Ameritech Corporation and Moss Micro. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 69. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 64.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2000). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman, Wolfensohn & Co., Inc. 1988 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1996. Chief Executive Officer, James D. Wolfensohn, Inc. from 1995 to 1996. Mr. Volcker is also a director of Nestle, S.A. and Bankers Trust New York Corporation, as well as a Director of the Board of Overseers of TIAA- CREF. Age 71, Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS--Director since 1994 (current term expires April, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Director, The Williams Companies since 1979. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of The Orvis Company, MTC Investors, LLC., and AEA Investors, Inc. Age 64. Address: One Williams Center, Tulsa, OK 74102.



                        PRINCIPAL OFFICERS OF PRUDENTIAL


ARTHUR F. RYAN--Chairman of the Board, President and Chief Executive Officer since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 56.

E. MICHAEL CAULFIELD--Executive Vice President, Financial Management since 1998; Chief Executive Officer, Prudential Investments from 1995 to 1998; Chief Executive Officer, Money Management Group in 1995; prior to 1995, President, Prudential Preferred Financial Services. Age 52.

MICHELE S. DARLING--Executive Vice President, Human Resources since 1997; prior to 1997, Executive Vice President, Canadian Imperial Bank of Commerce. Age 45.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 53.

MARK B. GRIER--Executive Vice President, Corporate Governance since 1998; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 46.

JEAN D. HAMILTON--Executive Vice President, Institutional since 1998; President, Diversified Group since 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 52.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 52.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd. Age 56.

JOHN V. SCICUTELLA--Executive Vice President, Individual Financial Services since 1998; Chief Executive Officer, Individual Insurance Group from 1997 to 1998; Executive Vice President Operations and Systems from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 49.

JOHN R. STRANGFELD--Executive Vice President, Global Asset Management since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 45.

JAMES J. AVERY, JR.--Senior Vice President & Chief Actuary, Individual Insurance Group since 1997; President Prudential Select from 1996 to 1997; prior to 1995, Executive Vice President and Chief Operating Officer, Prudential Select. Age 47.

MARTIN A. BERKOWITZ--Senior Vice President, Financial Management since 1998; Senior Vice President and Comptroller from 1995 to 1998; prior to 1995, Senior Vice President and CFO, Prudential Investment Corporation. Age 50.

WILLIAM M. BETHKE--Senior Vice President and Chief Investment Officer since 1997; prior to 1997, President, Capital Management Group. Age 51.

ANNE E. BOSSI--Senior Vice President, Institutional since 1998; President, Group Life & Disability 1997 to 1998; President, Group Life Insurance 1995 to 1997; prior to 1995, President, Northeastern Group Operations. Age 47.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997; Controller, Salomon Brothers from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 51.

THOMAS J. CARROLL-- Senior Vice President and Chief Auditor since 1999; Managing Director, Bankers Trust Company from 1996 to 1998; prior to 1996, Global Chief Auditor and Managing Director, Credit Suisse First Boston. Age 57.

THOMAS W. CRAWFORD--Senior Vice President, Individual Financial Services since 1998; President and Chief Executive Officer, Prudential Property & Casualty Company from 1996 to 1998; Vice President, Prudential Property & Casualty Company in 1996; prior to 1996, President & CEO, Southern Heritage Insurance Company. Age 55.

WILLIAM D. FRIEL--Senior Vice President and Chief Information Officer since 1996; prior to 1996, Chief Executive Officer, Prudential Service Company. Age 60.

MICHAEL J. HINES--Senior Vice President, Marketing and Communications since 1999; 1996 to 1998 Vice President, Marketing and Communications. Age 47.

RONALD P. JOELSON--Senior Vice President, Financial Management since 1999; Senior Vice President, Guaranteed Products from 1996 to 1999; Vice President, Guaranteed Investments during 1996; prior to 1996, Managing Director, Retirement Services. Age 40.

IRA J. KLEINMAN--Senior Vice President, International Insurance since 1997; prior to 1997, Chief Marketing & Product Development Officer. Age 51.

KATHLEEN KRALL--Senior Vice President, Individual Financial Services since 1999; Vice President, Individual Financial Services from 1996 to 1999; Vice President, Operations and Systems from 1995 to 1996; prior to 1995, Vice President, Chase Manhattan Bank. Age 41.

JOYCE R. LEIBOWITZ--Senior Vice President, Management Internal Controls since 1999; Vice President, Management Internal Controls from 1995 to 1999; prior to 1995, Integrated Control Officer. Age 51.

JOHN M. LIFTIN--Senior Vice President and General Counsel since 1998; Self-employed from 1997 to 1998; prior to 1997, Senior Vice President and General Counsel, Kidder & Peabody Group, Inc. Age 55.

NEIL A. MCGUINNESS--Senior Vice President, Individual Financial Services since 1996; Director, Putnam Investments, in 1996; prior to 1996, President, Fidelity Investment Employer Services Company. Age 52.

PRISCILLA A. MYERS--Senior Vice President, Demutualization since 1998; Senior Vice President and Auditor from 1995 to 1998; prior to 1995, Vice President and Auditor. Age 48.

I. EDWARD PRICE--Senior Vice President, Individual Financial Services since 1996; Senior Vice President and Actuary from 1995 to 1996; prior to 1995, Chief Executive Officer, Prudential International Insurance. Age 56.

ROBERT J. SULLIVAN--Senior Vice President, Individual Financial Services since 1997; prior to 1997, Managing Director, Fidelity Investments. Age 60.

SUSAN J. BLOUNT--Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 41.

C. EDWARD CHAPLIN--Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 41.

ANTHONY S. PISZEL--Vice President and Controller since 1998; Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 44.

Prudential officers are elected annually.

                             FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 1998

                                                                                               SUBACCOUNTS
                                                                  ------------------------------------------------------------------
                                                                    PRUDENTIAL       PRUDENTIAL       PRUDENTIAL        PRUDENTIAL
                                                                   MONEY MARKET   FLEXIBLE MANAGED   STOCK INDEX          EQUITY
                                                                    PORTFOLIO         PORTFOLIO       PORTFOLIO         PORTFOLIO
                                                                  -------------     ------------     ------------       ----------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] .....................      $   231,517       $   417,696       $ 1,404,003       $   811,509
  Accrued expenses payable to The Prudential

    Insurance Company of America [Note 2] ..................             (277)             (509)           (1,607)             (970)
                                                                  -----------       -----------       -----------       -----------
  Net Assets ...............................................      $   231,240       $   417,187       $ 1,402,396       $   810,539
                                                                  ===========       ===========       ===========       ===========

NET ASSETS, representing:

  Equity of Participants ...................................      $   231,240       $   417,187       $ 1,402,396       $   810,539
                                                                  -----------       -----------       -----------       -----------
                                                                  $   231,240       $   417,187       $ 1,402,396       $   810,539
                                                                  ===========       ===========       ===========       ===========


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A1



                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------

 NEUBERGER &                                                                  FRANKLIN
  BERMAN          KEMPER                                                     TEMPLETON
AMT LIMITED       SERIES           MFS         DREYFUS   FRANKLIN TEMPLETON  DEVELOPING
MATURITY BOND   HIGH YIELD      RESEARCH      SMALL CAP     INTERNATIONAL      MARKETS
 PORTFOLIO      PORTFOLIO        SERIES       PORTFOLIO         FUND            FUND
-----------    -----------    -----------    -----------    -----------     -----------


$   159,827    $   356,155    $   891,261    $ 1,305,969    $   387,597     $   166,733

       (193)          (461)        (1,026)        (1,561)          (499)           (197)
-----------    -----------    -----------    -----------    -----------     -----------
$   159,634    $   355,694    $   890,235    $ 1,304,408    $   387,098     $   166,536
===========    ===========    ===========    ===========    ===========     ===========


$   159,634    $   355,694    $   890,235    $ 1,304,408    $   387,098     $   166,536
-----------    -----------    -----------    -----------    -----------     -----------
$   159,634    $   355,694    $   890,235    $ 1,304,408    $   387,098     $   166,536
===========    ===========    ===========    ===========    ===========     ===========






            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A2

                             FINANCIAL STATEMENTS OF

                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the period July 1, 1998* to December 31, 1998


                                                                                              SUBACCOUNTS
                                                                   -----------------------------------------------------------------
                                                                    PRUDENTIAL      PRUDENTIAL         PRUDENTIAL        PRUDENTIAL
                                                                   MONEY MARKET  FLEXIBLE MANAGED     STOCK INDEX          EQUITY
                                                                    PORTFOLIO       PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                   ------------  ----------------     -----------          ------

INVESTMENT INCOME:
  Dividend income ...........................................        $   3,241        $   5,648         $   6,340         $   5,495
                                                                     ---------        ---------         ---------         ---------

EXPENSES

  Charges to Participants for assuming

    mortality risk and expense risk [Note 5A] ...............              277              509             1,607               970
                                                                     ---------        ---------         ---------         ---------

NET INVESTMENT INCOME (LOSS) ................................            2,964            5,139             4,733             4,525
                                                                     ---------        ---------         ---------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

  Capital gains distributions received ......................                0           33,105            17,051            78,110
  Realized gain (loss) on shares redeemed ...................                0           (1,147)           (1,408)           (2,032)
  Net change in unrealized gain (loss)

    on investments ..........................................                0          (12,978)          151,883           (41,420)
                                                                     ---------        ---------         ---------         ---------

NET GAIN ON INVESTMENTS .....................................                0           18,980           167,526            34,658
                                                                     ---------        ---------         ---------         ---------

NET INCREASE IN NET ASSETS

  RESULTING FROM OPERATIONS .................................        $   2,964        $  24,119         $ 172,259         $  39,183
                                                                     =========        =========         =========         =========

*Commenced Operations


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A3


                              SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------
NEUBERGER &
 BERMAN         KEMPER                                         FRANKLIN TEMPLETON
AMT LIMITED    SERIES        MFS        DREYFUS  FRANKLIN TEMPLETON  DEVELOPING
MATURITY BOND HIGH YIELD   RESEARCH    SMALL CAP   INTERNATIONAL      MARKETS
 PORTFOLIO     PORTFOLIO    SERIES     PORTFOLIO      FUND             FUND
---------     ---------   ---------    ---------    ---------       ---------

$       0    $       0    $       0    $       3    $       0       $       0
---------    ---------    ---------    ---------    ---------       ---------



      193          461        1,026        1,561          499             197
---------    ---------    ---------    ---------    ---------       ---------

     (193)        (461)      (1,026)      (1,558)        (499)           (197)
---------    ---------    ---------    ---------    ---------       ---------



        0            0            0       15,555            0               0
        7       (1,269)      (1,568)      (4,972)      (1,543)           (596)

    1,200        2,494      115,832      123,615       14,401          22,483
---------    ---------    ---------    ---------    ---------       ---------

    1,207        1,225      114,264      134,198       12,858          21,887
---------    ---------    ---------    ---------    ---------       ---------


$   1,014    $     764    $ 113,238    $ 132,640    $  12,359       $  21,690
=========    =========    =========    =========    =========       =========


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A4

                             FINANCIAL STATEMENTS OF

                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period July 1, 1998* to December 31, 1998




                                                                                                      SUBACCOUNTS
                                                                    ---------------------------------------------------------------
                                                                      PRUDENTIAL      PRUDENTIAL       PRUDENTIAL      PRUDENTIAL
                                                                     MONEY MARKET   FLEXIBLE MANAGED  STOCK INDEX        EQUITY
                                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                     -----------      -----------      -----------      -----------
                                                                        1998             1998            1998              1998
                                                                     -----------      -----------      -----------      -----------

OPERATIONS
  Net investment income (loss) .................................     $     2,964      $     5,139      $     4,733      $     4,525
  Capital gains distributions received .........................               0           33,105           17,051           78,110
  Realized gain (loss) on shares redeemed ......................               0           (1,147)          (1,408)          (2,032)
  Net change in unrealized gain (loss) on investments ..........               0          (12,978)         151,883          (41,420)
                                                                     -----------      -----------      -----------      -----------

NET INCREASE IN NET ASSETS

  RESULTING FROM OPERATIONS ....................................           2,964           24,119          172,259           39,183
                                                                     -----------      -----------      -----------      -----------

PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS

   Participant Net Payments ....................................          22,979           63,947          191,087          125,032
   Policy Loans ................................................             (71)          (3,208)          (2,866)            (149)
   Policy Loan Repayments and Interest .........................               0            2,147            2,205            2,005
   Surrenders, Withdrawals and Death Benefits ..................               0           (1,089)          (1,648)          (1,301)
   Net Transfers From (To) Other Subaccounts or

       Fixed Rate Options ......................................         205,368          331,276        1,041,359          645,774
   Administrative and Other Charges ............................               0               (5)               0               (5)
                                                                     -----------      -----------      -----------      -----------

TOTAL PREMIUM PAYMENTS

  AND OTHER OPERATING TRANSFERS ................................         228,276          393,068        1,230,137          771,356
                                                                     -----------      -----------      -----------      -----------

TOTAL INCREASE IN NET ASSETS ...................................         231,240          417,187        1,402,396          810,539

NET ASSETS

  Beginning of period ..........................................               0                0                0                0
                                                                     -----------      -----------      -----------      -----------
  End of period ................................................     $   231,240      $   417,187      $ 1,402,396      $   810,539
                                                                     ===========      ===========      ===========      ===========


*Commenced Operations


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A5


                                    SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------
 NEUBERGER &
  BERMAN           KEMPER                                                 FRANKLIN TEMPLETON
 AMT LIMITED      SERIES            MFS         DREYFUS    FRANKLIN TEMPLETON  DEVELOPING
MATURITY BOND    HIGH YIELD       RESEARCH      SMALL CAP    INTERNATIONAL      MARKETS
  PORTFOLIO       PORTFOLIO        SERIES       PORTFOLIO        FUND            FUND
-----------    -----------    -----------    -----------    -----------    -----------
     1998         1998            1998           1998          1998             1998
-----------    -----------    -----------    -----------    -----------    -----------


$      (193)   $      (461)   $    (1,026)   $    (1,558)   $      (499)   $      (197)
          0              0              0         15,555              0              0
          7         (1,269)        (1,568)        (4,972)        (1,543)          (596)
      1,200          2,494        115,832        123,615         14,401         22,483
-----------    -----------    -----------    -----------    -----------    -----------


      1,014            764        113,238        132,640         12,359         21,690
-----------    -----------    -----------    -----------    -----------    -----------




     32,082         53,378        133,668        214,097         75,071         26,331
     (4,183)          (147)          (161)          (243)          (328)           (37)
        210              0          2,032              0              0              0
          0           (283)        (1,701)          (807)          (237)             0

    130,511        301,982        643,159        958,721        300,233        118,552
          0              0              0              0              0              0
-----------    -----------    -----------    -----------    -----------    -----------


    158,620        354,930        776,997      1,171,768        374,739        144,846
-----------    -----------    -----------    -----------    -----------    -----------

    159,634        355,694        890,235      1,304,408        387,098        166,536


          0              0              0              0              0              0
-----------    -----------    -----------    -----------    -----------    -----------
$   159,634    $   355,694    $   890,235    $ 1,304,408    $   387,098    $   166,536
===========    ===========    ===========    ===========    ===========    ===========



            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A6

                        NOTES TO FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
                                December 31, 1998

NOTE 1:      GENERAL

             The Prudential Variable Contract Account GI-2 (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on June 14, 1988 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from purchases of Group Variable Universal Life contracts are invested in the Account.

             The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are one hundred thirty-six subaccounts within the Account. Group Variable Universal Life contracts offer the option to invest in up to twenty of the subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or any of the non-Prudential administered funds shown in Note 3. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

             The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person entitled to make contributions under the contract is a "Participant."

             Group Variable Universal Life insurance contracts became available to Participants on July 1, 1998.

NOTE 2:      SIGNIFICANT ACCOUNTING POLICIES

             The accompanying financial statements are prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of the financial statements in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

             Investments - The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio.

             Security Transactions - Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

             Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.

             Accrued Expenses Payable to The Prudential Insurance Company of America--The payable represents amounts due to Prudential for mortality risk and expense risk charges.

NOTE 3: INVESTMENT INFORMATION FOR THE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

             The net asset value per share for each (rounded) for each portfolio of the Series Fund or the non-Prudential administered funds, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1998 were as follows:

                                                                        SUBACCOUNTS
                                                    -------------------------------------------------
                                                    PRUDENTIAL   PRUDENTIAL   PRUDENTIAL
                                                       MONEY      FLEXIBLE      STOCK      PRUDENTIAL
                                                      MARKET       MANAGED      INDEX        EQUITY
                                                     PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                    -------------------------------------------------

             Number of shares: ..................       23,152       25,222       37,202       27,382
             Net asset value per share (rounded):   $    10.00   $    16.56   $    37.74   $    29.64
             Cost: ..............................   $  231,517   $  430,674   $1,252,120   $  852,929




                                       A7

NOTE 3: INVESTMENT INFORMATION FOR THE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2 (CONTINUED)



                                                                        SUBACCOUNTS (CONTINUED)
                                                    ---------------------------------------------------
                                                     NEUBERGER &
                                                       BERMAN       KEMPER                  DREYFUS
                                                    AMT LIMITED     SERIES       MFS         SMALL
                                                    MATURITY BOND  HIGH YIELD  RESEARCH       CAP
                                                     PORTFOLIO     PORTFOLIO    SERIES     PORTFOLIO
                                                    -----------  -----------  ----------   -----------
             Number of shares:                          11,565      290,175       46,785       24,225
             Net asset value per share (rounded):   $    13.82   $     1.23   $    19.05   $    53.91
             Cost:                                  $  158,627   $  353,661   $  775,429   $1,182,354



                                                     SUBACCOUNTS (CONTINUED)
                                                   --------------------------
                                                                   FRANKLIN
                                                    FRANKLIN      TEMPLETON
                                                   TEMPLETON      DEVELOPING
                                                  INTERNATIONAL     MARKETS
                                                     FUND            FUND
                                                    --------      ---------

             Number of shares:                        18,806         32,565
             Net asset value per share (rounded):   $  20.61       $   5.12
             Cost:                                  $373,196       $144,250




NOTE 4:      PARTICIPANT UNIT INFORMATION

             Outstanding Participant units, unit values and total value of Participant equity at December 31, 1998 were as follows:

                                                                 SUBACCOUNTS
                                              -------------------------------------------------
                                              PRUDENTIAL   PRUDENTIAL   PRUDENTIAL
                                                MONEY       FLEXIBLE      STOCK      PRUDENTIAL
                                                MARKET      MANAGED       INDEX       EQUITY
                                               PORTFOLIO   PORTFOLIO     PORTFOLIO   PORTFOLIO
                                              ----------   ----------   ----------   ----------

             Participant Units Outstanding:       22,672       40,582      127,123       80,739
             Unit Value:                      $ 10.19956   $ 10.28010   $ 11.03184   $ 10.03902
                                              ----------   ----------   ----------   ----------
             TOTAL PARTICIPANT EQUITY:        $  231,240   $  417,187   $1,402,396   $  810,539
                                              ==========   ==========   ==========   ==========






                                                              SUBACCOUNTS (CONTINUED)
                                           ------------------------------------------------------
                                             NEUBERGER &
                                                BERMAN       KEMPER                   DREYFUS
                                               AMT LIMITED   SERIES        MFS         SMALL
                                           MATURITY BOND   HIGH YIELD    RESEARCH       CAP
                                              PORTFOLIO     PORTFOLIO     SERIES     PORTFOLIO
                                              ----------   ----------   ----------   ----------
             Participant Units Outstanding:       15,785       37,005       83,841      129,380
             Unit Value:                      $ 10.11316   $  9.61199   $ 10.61812   $ 10.08199
                                              ----------   ----------   ----------   ----------
             TOTAL PARTICIPANT EQUITY:        $  159,634   $  355,694   $  890,235   $1,304,408
                                              ==========   ==========   ==========   ==========



                                       A8

                                            ---------------------------
                                                            FRANKLIN
                                              FRANKLIN      TEMPLETON
                                              TEMPLETON     DEVELOPING
                                            INTERNATIONAL    MARKETS
                                                FUND          FUND
                                              --------       --------

             Participant Units Outstanding:     40,981          16,259
             Unit Value: ..................   $9.44570       $10.24261
                                              --------       ---------
             TOTAL PARTICIPANT EQUITY: ....   $387,098       $ 166,536
                                              ========       =========

NOTE 5:      CHARGES AND EXPENSES

             A.  Mortality Risk and Expense Risk Charges

                 The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets representing equity of Participants in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that Participants may not live as long as estimated and expense risk is that the cost of issuing and administering the insurance may exceed related charges by Prudential.

             B.  Transaction Related Charges

                 There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

                  o Surrenders and partial withdrawals-- Not to exceed the lesser of $20 or 2% of the amount received.

                  o     Loans-- Not to exceed $20 for each loan made.

                  o Transfers-- Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

                  o Additional statement requests related to a Participant's insurance-- Not to exceed $20 per statement.

             C.  Cost of Insurance Charges

                 Participant's contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs and (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the face amount of insurance applicable to the Participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable.

NOTE 6:      TAXES

             Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                       A9

NOTE 7:      UNIT ACTIVITY

             Transactions in units (including transfers among subaccounts) for the period July 1, 1998* through December 31, 1998 were as follows:


                                                                                      SUBACCOUNTS
                                               -------------------------------------------------------------------------------------
                                                  PRUDENTIAL             PRUDENTIAL             PRUDENTIAL
                                                    MONEY                 FLEXIBLE                 STOCK               PRUDENTIAL
                                                    MARKET                MANAGED                  INDEX                 EQUITY
                                                  PORTFOLIO              PORTFOLIO               PORTFOLIO              PORTFOLIO
                                               -------------------  ---------------------  ---------------------- ------------------

             Participant Contributions:             23,681                 45,583                 137,804                 87,843
             Participant Redemptions:               (1,009)                (5,001)                (10,681)                (7,104)


                                                                                SUBACCOUNTS (CONTINUED)
                                               -------------------------------------------------------------------------------------
                                                 NEUBERGER &
                                                    BERMAN                 KEMPER                                        DREYFUS
                                                 AMT LIMITED               SERIES                   MFS                   SMALL
                                                MATURITY BOND            HIGH YIELD              RESEARCH                  CAP
                                                  PORTFOLIO              PORTFOLIO                SERIES                PORTFOLIO
                                               -------------------  ---------------------  ---------------------- ------------------

             Participant Contributions:             17,321                 40,569                  90,308                143,602
             Participant Redemptions:               (1,536)                (3,564)                 (6,467)               (14,222)


                                                        SUBACCOUNTS (CONTINUED)
                                               -----------------------------------------
                                                                           FRANKLIN
                                                     FRANKLIN              TEMPLETON
                                                    TEMPLETON             DEVELOPING
                                                  INTERNATIONAL             MARKETS
                                                       FUND                  FUND
                                               --------------------  -------------------

            Participant Contributions:              45,363                 17,730
            Participant Redemptions:                (4,382)                (1,471)

            *  Commenced Operations


                                      A10

NOTE 8:      PURCHASES AND SALES OF INVESTMENTS

             The aggregate costs of purchases and proceeds from sales of investments in the Series Fund or the non-Prudential administered funds for the period July 1, 1998* through December 31, 1998 were as follows:


                                                                                         PORTFOLIOS
                                                   --------------------------------------------------------------------------
                                                      PRUDENTIAL           PRUDENTIAL         PRUDENTIAL
                                                        MONEY               FLEXIBLE             STOCK           PRUDENTIAL
                                                        MARKET              MANAGED              INDEX             EQUITY
                                                      PORTFOLIO            PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                   -------------         -------------        -----------         -----------

             Purchases:                             $  238,485           $  441,301           $1,333,505          $  837,735
             Sales:                                 $  (10,210)          $  (48,234)          $ (103,368)         $  (66,378)




                                                                                     PORTFOLIOS (CONTINUED)
                                                   ---------------------------------------------------------------------------
                                                      NEUBERGER &
                                                         BERMAN            KEMPER                                   DREYFUS
                                                      AMT LIMITED          SERIES                MFS                SMALL
                                                     MATURITY BOND       HIGH YIELD           RESEARCH               CAP
                                                       PORTFOLIO         PORTFOLIO              SERIES            PORTFOLIO
                                                   --------------       -------------        -------------       -------------

             Purchases:                             $  174,083           $  387,952           $  836,499          $1,296,655
             Sales:                                 $  (15,463)          $  (33,022)          $  (59,503)         $ (124,887)



                                                            PORTFOLIOS (CONTINUED)
                                                   -----------------------------------------
                                                                             FRANKLIN
                                                     FRANKLIN                TEMPLETON
                                                     TEMPLETON              DEVELOPING
                                                   INTERNATIONAL              MARKETS
                                                       FUND                    FUND
                                                   --------------        ---------------

             Purchases:                           $ 413,671                 $ 157,961
             Sales:                               $ (38,932)                $ (13,115)

             * Commenced operations


                                      A11

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Participants of the
Prudential Variable Contract Account GI-2 and the Board of Directors of The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Prudential Money Market Portfolio, Prudential Flexible Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Neuberger & Berman AMT Limited Maturity Bond Portfolio, Kemper Series High Yield Portfolio, MFS Research Series, Dreyfus Small Cap Portfolio, Franklin Templeton International Fund and Franklin Templeton Developing Markets Fund) of the Prudential Variable Contact Account GI-2 at December 31, 1998, and the results of each of their operations and the changes in each of their net assets for the period July 1, 1998 through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of fund shares owned at December 31, 1998, provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
March 26, 1999


                                      A12

      THE PRUDENTIAL INSURANCE
      COMPANY OF AMERICA


      CONSOLIDATED FINANCIAL STATEMENTS AND
      REPORT OF INDEPENDENT ACCOUNTANTS
      DECEMBER 31, 1998 AND 1997

                           REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.






/s/ PricewaterhouseCoopers LLP
New York, New York
February 26, 1999

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 1998 AND 1997 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                                          1998             1997
                                                                                                          ----             ----
ASSETS
  Fixed maturities:
     Available for sale, at  fair value (amortized cost, 1998: $76,997; 1997: $71,496)                $  80,158         $  75,270
     Held to maturity, at amortized cost (fair value, 1998: $17,906; 1997: $19,894)                      16,848            18,700
  Trading account assets, at fair value                                                                   8,888             6,347
  Equity securities, available for sale, at fair value (cost, 1998: $2,583; 1997: $2,376)                 2,759             2,810
  Mortgage loans on real estate                                                                          16,495            16,004
  Investment real estate                                                                                    801             1,519
  Policy loans                                                                                            7,476             7,034
  Securities purchased under agreements to resell                                                        10,252             8,661
  Cash collateral for borrowed securities                                                                 5,622             5,047
  Other long-term investments                                                                             2,658             2,489
  Short-term investments                                                                                  9,781            12,106
                                                                                                      ---------         ---------
     Total investments                                                                                  161,738           155,987

  Cash                                                                                                    1,943             1,859
  Accrued investment income                                                                               1,795             1,909
  Broker-dealer related receivables                                                                      10,142             8,442
  Deferred policy acquisition costs                                                                       6,462             6,083
  Other assets                                                                                           15,721            11,452
  Separate Account assets                                                                                81,621            73,839
                                                                                                      ---------         ---------
TOTAL ASSETS                                                                                          $ 279,422         $ 259,571
                                                                                                      =========         =========
LIABILITIES AND EQUITY

LIABILITIES
  Future policy benefits                                                                               $ 69,129          $ 67,367
  Policyholders' account balances                                                                        30,974            33,246
  Unpaid claims and claim adjustment expenses                                                             3,860             4,864
  Policyholders' dividends                                                                                1,444             1,269
  Securities sold under agreements to repurchase                                                         21,486            12,347
  Cash collateral for loaned securities                                                                   7,132            14,117
  Income taxes payable                                                                                      785               500
  Broker-dealer related payables                                                                          6,530             3,338
  Securities sold but not yet purchased                                                                   5,771             3,648
  Other liabilities                                                                                      16,169            14,659
  Short-term debt                                                                                        10,082             6,774
  Long-term debt                                                                                          4,734             4,273
  Separate Account liabilities                                                                           80,931            73,451
                                                                                                      ---------         ---------
           Total liabilities                                                                            259,027           239,853
                                                                                                      ---------         ---------
COMMITMENTS AND CONTINGENCIES (SEE NOTE 16)
EQUITY
  Accumulated other comprehensive income                                                                  1,232             1,661
  Retained earnings                                                                                      19,163            18,057
                                                                                                      ---------         ---------
            Total equity                                                                                 20,395            19,718
                                                                                                      ---------         ---------
TOTAL LIABILITIES AND EQUITY                                                                          $ 279,422         $ 259,571
                                                                                                      =========         =========


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                              1998        1997        1996
                                                              ----        ----        ----
REVENUES
  Premiums                                                  $  9,024    $  9,005    $  9,999
  Policy charges and fee income                                1,462       1,434       1,490
  Net investment income                                        9,520       9,456       9,461
  Realized investment gains, net                               2,630       2,168       1,128
  Commissions and other income                                 4,451       4,481       4,512
                                                            --------    --------    --------
           Total revenues                                     27,087      26,544      26,590
                                                            --------    --------    --------
BENEFITS AND EXPENSES
  Policyholders' benefits                                      9,976      10,076      11,094
  Interest credited to policyholders' account balances         1,806       2,044       2,251
  Dividends to policyholders                                   2,478       2,422       2,339
  General and administrative expenses                          9,720       8,992       8,956
  Sales practices remedies                                       510       1,640         410
                                                            --------    --------    --------
           Total benefits and expenses                        24,490      25,174      25,050
                                                            --------    --------    --------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES          2,597       1,370       1,540
                                                            --------    --------    --------
  Income taxes
    Current                                                    1,185         101         556
    Deferred                                                    (215)        306        (376)
                                                            --------    --------    --------
                                                                 970         407         180
                                                            --------    --------    --------
INCOME FROM CONTINUING OPERATIONS                              1,627         963       1,360
                                                            --------    --------    --------
DISCONTINUED OPERATIONS
  Loss from Healthcare operations, net of taxes                 (298)       (353)       (282)
  Loss on disposal of Healthcare operations, net of taxes       (223)       --          --
                                                            --------    --------    --------
    Net loss from discontinued operations                       (521)       (353)       (282)
                                                            --------    --------    --------
NET INCOME                                                  $  1,106    $    610    $  1,078
                                                            ========    ========    ========



                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                             ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                     ------------------------------------------------------
                                                       FOREIGN        NET                      TOTAL
                                                      CURRENCY     UNREALIZED   PENSION   ACCUMULATED OTHER
                                                     TRANSLATION   INVESTMENT  LIABILITY    COMPREHENSIVE      RETAINED      TOTAL
                                                     ADJUSTMENTS     GAINS     ADJUSTMENT      INCOME          EARNINGS     EQUITY
                                                     -------------------------------------------------------------------------------
BALANCE, JANUARY 1, 1996                                $ (24)      $ 2,397       $  --       $ 2,373        $ 16,369     $ 18,742
Comprehensive income (loss):
  Net income                                                                                                    1,078        1,078
  Other comprehensive income (loss), net of tax:
     Change in foreign currency translation
       adjustments                                        (32)                                    (32)                         (32)
     Change in net unrealized investment gains                       (1,261)                   (1,261)                      (1,261)
     Additional pension liability adjustment                                         (4)           (4)                          (4)
                                                                                                                          --------
  Other comprehensive income (loss)                                                                                         (1,297)
                                                                                                                          --------
Total comprehensive income (loss)                                                                                             (219)
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1996                                (56)        1,136          (4)        1,076          17,447       18,523
Comprehensive income:
  Net income                                                                                                      610          610
  Other comprehensive income (loss), net of tax:
     Change in foreign currency translation
       adjustments                                        (29)                                    (29)                         (29)
     Change in net unrealized investment gains                          616                       616                          616
     Additional pension liability adjustment                                         (2)           (2)                          (2)
                                                                                                                          --------
  Other comprehensive income                                                                                                   585
                                                                                                                          --------
Total comprehensive income                                                                                                   1,195
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                                (85)        1,752          (6)        1,661          18,057       19,718
Comprehensive income:
  Net income                                                                                                    1,106        1,106
  Other comprehensive income, net of tax:
     Change in foreign currency translation
       adjustments                                         54                                      54                           54
     Change in net unrealized investment gains                         (480)                     (480)                        (480)
     Additional pension liability adjustment                                         (3)           (3)                          (3)
                                                                                                                          --------
  Other comprehensive income                                                                                                  (429)
                                                                                                                          --------
Total comprehensive income                                                                                                     677
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                              $ (31)      $ 1,272        $ (9)      $ 1,232        $ 19,163     $ 20,395
                                                     =============================================================================


                   SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                       1998         1997        1996
                                                                       ----         ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $   1,106    $     610    $   1,078
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                 (2,660)      (2,209)      (1,138)
        Policy charges and fee income                                    (135)        (258)        (208)
        Interest credited to policyholders' account balances            1,806        2,044        2,251
        Depreciation and amortization                                     305          258          266
        Loss (gain) on disposal of businesses                             223         --           (116)
        Change in:
           Deferred policy acquisition costs                             (165)        (142)        (122)
           Future policy benefits and other insurance liabilities         584        2,762        2,471
           Securities purchased under agreements to resell             (1,591)      (3,314)        (217)
           Trading account assets                                      (2,540)      (1,825)        (433)
           Income taxes receivable/payable                                594       (1,391)        (937)
           Cash collateral for borrowed securities                       (575)      (2,631)        (332)
           Cash collateral for securities loaned (net)                 (6,985)       5,668        2,891
           Broker-dealer related receivables/payables                   1,495         (672)        (607)
           Securities sold but not yet purchased                        2,122        1,633          251
           Securities sold under agreements to repurchase               9,139        4,844         (490)
         Other, net                                                    (5,168)       4,142       (1,334)
                                                                    ---------    ---------    ---------
               CASH FLOWS FROM OPERATING ACTIVITIES                    (2,445)       9,519        3,274
                                                                    ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                          123,151      123,550      123,368
        Fixed maturities, held to maturity                              4,466        4,042        4,268
        Equity securities, available for sale                           2,792        2,572        2,162
        Mortgage loans on real estate                                   4,839        4,299        5,731
        Investment real estate                                          1,364        1,842          615
        Other long-term investments                                     1,848        5,081        3,203
        Disposal of businesses                                           --           --             52
  Payments for the purchase of:
        Fixed maturities, available for sale                         (126,742)    (129,854)    (125,093)
        Fixed maturities, held to maturity                             (2,244)      (2,317)      (2,844)
        Equity securities, available for sale                          (2,547)      (2,461)      (2,384)
        Mortgage loans on real estate                                  (4,885)      (3,363)      (1,906)
        Investment real estate                                            (31)        (241)        (142)
        Other long-term investments                                    (1,415)      (4,148)      (2,060)
  Short-term investments (net)                                          2,145       (2,848)      (1,915)
                                                                    ---------    ---------    ---------
               CASH FLOWS FROM INVESTING ACTIVITIES                     2,741       (3,846)       3,055
                                                                    ---------    ---------    ---------


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------


                                                        1998         1997       1996
                                                        ----         ----       ----
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account deposits                       6,955       5,020       2,676
  Policyholders' account withdrawals                  (11,111)     (9,873)     (8,099)
  Net increase in short-term debt                       2,422         305         583
  Proceeds from the issuance of long-term  debt         1,940         324          93
  Repayments of long-term debt                           (418)       (464)     (1,306)
                                                     --------    --------    --------
           CASH FLOWS USED IN FINANCING ACTIVITIES       (212)     (4,688)     (6,053)
                                                     --------    --------    --------
NET INCREASE IN CASH                                       84         985         276

CASH, BEGINNING OF YEAR                                 1,859         874         598
                                                     --------    --------    --------
CASH, END OF YEAR                                    $  1,943    $  1,859    $    874
                                                     ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid                                    $    163    $    968    $    793
                                                     --------    --------    --------
Interest paid                                        $    864    $    708    $    595
                                                     --------    --------    --------


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS

     The Prudential Insurance Company of America and its subsidiaries (collectively, "the Company") provide financial services throughout the United States and several locations worldwide. The Company's businesses provide a full range of insurance, investment, securities brokerage and other financial products and services to both retail consumers and institutions. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

     DEMUTUALIZATION

     On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified voters and regulatory approval. There can be no assurance that the Company will demutualize or, if it does so, when demutualization will occur.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, and its consolidated subsidiaries, and those partnerships and joint ventures in which the Company has a controlling interest. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENTS

     FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities are written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

     TRADING ACCOUNT ASSETS AND SECURITIES SOLD BUT NOT YET PURCHASED are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

     EQUITY SECURITIES, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, and the effects on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Accumulated other comprehensive income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses. The allowance for losses is based upon a loan specific review and, for performing loans collectively evaluated, a portfolio review. The loan specific review includes consideration of expected future cash flows relative to outstanding balances. The portfolio review includes consideration of the composition of the loan portfolio, current economic conditions, past results, current trends, the estimated aggregate value of the underlying collateral, and other relevant environmental factors. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans, identified in management's specific review of probable loan losses, are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral if the loan is collateral dependent.

     Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

     INVESTMENT REAL ESTATE to be disposed of is carried at the lower of depreciated cost or fair value less selling costs and is not depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income, is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate the carrying value may not be recoverable. In reviewing recoverability, an impairment loss is recognized for an other than temporary decline in value to the extent the reduction in carrying values of investment real estate exceeds estimated undiscounted future cash flows. Charges relating to real estate to be disposed of and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate is computed using the straight-line method over the estimated lives of the properties.

     POLICY LOANS are carried at unpaid principal balances.

     SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased or resold is monitored, and additional collateral is requested, where appropriate, to protect against credit exposure.

     SECURITIES BORROWED AND SECURITIES LOANED are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

     OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control and derivatives held for purposes other than trading. Joint venture and partnership investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

     SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

     REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the lower of depreciated cost or fair value less selling costs of investment real estate held for sale are recorded in "Realized investment gains, net."

     CASH

     Cash includes cash on hand, amounts due from banks, and money market instruments.

     DEFERRED POLICY ACQUISITION COSTS

     The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

     For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The effect of changes in estimated gross margins is reflected in earnings in the period they are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated periodically. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised. The average rate of assumed investment yield in estimating expected gross margins was 9.97%, 9.39%, and 8.39% for 1998, 1997 and 1996, respectively. Deferred policy acquisition costs related to non-participatory term insurance are amortized over the expected life of the contracts in proportion to the premium income.

     For property and casualty contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     For disability insurance, group life insurance and most group annuities, acquisition costs are expensed as incurred.

     POLICYHOLDERS' DIVIDENDS

     The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

     SEPARATE ACCOUNT ASSETS AND LIABILITIES

     Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension fund and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

     OTHER ASSETS AND OTHER LIABILITIES

     Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables and reserves for sales practice remediation costs.

     INSURANCE REVENUE AND EXPENSE RECOGNITION

     Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

     Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

     Amounts received as payment for interest sensitive investment contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

     For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

     Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are recorded, net of related hedge gains and losses and income taxes, as "Other comprehensive income," a separate component of equity.

     COMMISSIONS AND OTHER INCOME

     Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's broker-dealer subsidiary.

     DERIVATIVE FINANCIAL INSTRUMENTS

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and those used by the Company include swaps, futures, forwards and options contracts. The Company uses derivative financial instruments to hedge market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

     To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments, or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

     DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities broker-dealer business and in a limited-purpose subsidiary to meet the needs of its customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors these exposures through the use of various analytical techniques.

     Derivatives held for trading are recorded at fair value in "Trading account assets," "Other liabilities" or "Receivables from/Payables to broker-dealer clients" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

     DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivative assets and liabilities are reported in the investing activities section in the Consolidated Statements of Cash Flows.

     INCOME TAXES

     The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

     Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

     NEW ACCOUNTING PRONOUNCEMENTS

     In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and was applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delayed the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company adopted the delayed provisions of SFAS 125 in 1998. The adoption of SFAS 125 did not have a material impact on the Company's results of operations or financial position.

     During 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income," which was issued by the FASB in June 1997. This statement defines comprehensive income and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statements of Financial Position. Application of this statement did not change recognition or measurement of net income and, therefore, did not affect the Company's financial position or results of operations.

     During 1998, the Company adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which was issued by the FASB in February 1998. This statement standardizes the disclosure requirements for pensions and other postretirement benefits, requires additional information on changes in the benefit obligations and fair values of plan assets and eliminates certain disclosures. This statement is limited to changes in reporting and presentation and does not change recognition or measurement of pension or other postretirement benefit plans. Therefore, its adoption did not affect the Company's financial position or results of operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     On January 1, 1998, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SOP 97-3"). This statement provides guidance for determining when an insurance company or other enterprise should recognize a liability for guaranty-fund assessments as well as guidance for measuring the liability. The adoption of SOP 97-3 did not have a material effect on the Company's financial condition or results of operations. In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

     SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which can affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

     Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement no later than January 1, 2000 and is currently assessing the effect of the new standard.

     In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
     Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

     RECLASSIFICATIONS

     Certain amounts in prior years have been reclassified to conform to current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   DISCONTINUED OPERATIONS

     In December 1998, the Company entered into a definitive agreement to sell its HealthCare business to Aetna Inc. ("Aetna"). Included in this transaction are the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") businesses. The transaction was approved by the boards of directors of both companies and is expected to be completed in the second quarter of 1999, subject to review by federal antitrust authorities and approval by state regulators, and other customary closing conditions. Proceeds from the sale will consist of $500 million of cash and $500 million of Aetna three year senior notes.

     Loss from operations of discontinued businesses for 1998 includes results through December 31, 1998 (the measurement date). The Statements of Operations for 1997 and 1996 have been restated to conform with the 1998 presentation. Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations. The following table presents the results of operations and the loss on the disposal of the Company's HealthCare business, determined as of the measurement date, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 and 1996 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.

                                                            1998        1997        1996
                                                          ---------   ---------   ---------
                                                                   (In Millions)
     Revenues                                             $  7,461    $ 10,305    $  9,187
     Policyholder benefits                                  (6,064)     (8,484)     (7,711)
     General and administrative expenses                    (1,822)     (2,364)     (1,921)
                                                          ---------   ---------   ---------
     Loss before income taxes                                 (425)       (543)       (445)
     Income tax benefit                                        127         190         163
                                                          ---------   ---------   ---------
     Loss from operations                                     (298)       (353)       (282)
     Loss on disposal, net of tax benefit of $131             (223)          -           -
                                                          ---------   ---------   ---------
     Loss from discontinued operations, net of taxes      $   (521)   $   (353)   $   (282)
                                                          =========   =========   =========

     The loss on disposal includes anticipated operating losses to be incurred by the HealthCare business subsequent to the measurement date through the expected date of the sale, as well as estimates of other costs the Company will incur in connection with the disposition of the HealthCare business. Actual amounts may differ from these estimates. These include costs attributable to facilities closure and systems terminations, severance, payments to Aetna related to the ASO business, and estimated payments in connection with an agreement covering the fully insured medical and dental business. The latter agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the agreement for the years 1999 and 2000. The loss on disposition was reduced by the estimated impact of expected modifications of certain pension and other postretirement benefit plans in which employees of the HealthCare business participate. This amount includes curtailment gains and the cost of termination benefits. (See Note 9.)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   DISCONTINUED OPERATIONS (CONTINUED)

     The following table presents the assets and liabilities pertaining to the Company's HealthCare business at December 31, 1998 which are included in the Company's Consolidated Statements of Financial Position.

                                                    (In Millions)

     Cash and investments                              $ 1,652
     Other assets                                        1,030
                                                       -------
     Total assets                                        2,682

     Future policy benefits                              1,241
     Other liabilities                                   1,105
                                                       -------
     Total liabilities                                   2,346
                                                       -------

     Net assets                                        $   336
                                                       =======


4.   INVESTMENTS

     FIXED MATURITIES AND EQUITY SECURITIES

     The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                            1998
                                                             -------------------------------------------------------------
                                                                                  GROSS           GROSS
                                                              AMORTIZED        UNREALIZED      UNREALIZED       ESTIMATED
                                                                 COST             GAINS          LOSSES         FAIR VALUE
                                                             ----------        ----------      ----------       ----------
                                                                                       (In Millions)
     FIXED MATURITIES AVAILABLE FOR SALE
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies             $  5,761          $    580         $     9         $  6,332

     Obligations of U.S. states and
       their political subdivisions                             2,672               204               1            2,875

     Foreign government bonds                                   3,156               253              52            3,357

     Corporate securities                                      57,373             2,545             553           59,365

     Mortgage-backed securities                                 7,935               208              14            8,129

     Other fixed maturities                                       100                 -               -              100
                                                             -----------------------------------------------------------
     Total fixed maturities available for sale               $ 76,997          $  3,790         $   629         $ 80,158
                                                             ===========================================================
     EQUITY SECURITIES AVAILABLE FOR SALE                    $  2,583          $    472         $   296         $  2,759
                                                             ===========================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

                                                                                          1998
                                                             ------------------------------------------------------------
                                                                               GROSS            GROSS
                                                              AMORTIZED     UNREALIZED        UNREALIZED        ESTIMATED
                                                                 COST          GAINS            LOSSES         FAIR VALUE
                                                             ----------     ----------        ----------       ----------
     FIXED MATURITIES HELD TO MATURITY                                              (In Millions)
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies               $    5          $     -           $     -           $    5

     Obligations of U.S. states and
        their political subdivisions                               62                2                 1               63

     Foreign government bonds                                      31                4                 -               35

     Corporate securities                                      16,699            1,096                49           17,746

     Mortgage-backed securities                                     1                -                 -                1

     Other fixed maturities                                        50                6                 -               56
                                                             ------------------------------------------------------------
     Total fixed maturities held to maturity                 $ 16,848         $  1,108           $    50         $ 17,906
                                                             ============================================================


                                                                                        1997
                                                           -------------------------------------------------------------
                                                                                GROSS            GROSS
                                                            AMORTIZED        UNREALIZED       UNREALIZED       ESTIMATED
                                                               COST             GAINS           LOSSES         FAIR VALUE
                                                            ---------        ----------       -----------      ----------
     FIXED MATURITIES AVAILABLE FOR SALE                                           (In Millions)
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies             $  9,071          $    671          $    -         $  9,742

     Obligations of U.S. states and
       their political subdivisions                             1,529               152               -            1,681

     Foreign government bonds                                   3,177               218              17            3,378

     Corporate securities                                      50,043             2,611             144           52,510

     Mortgage-backed securities                                 7,576               288               5            7,859

     Other fixed maturities                                       100                 -               -              100
                                                             -----------------------------------------------------------
     Total fixed maturities available for sale               $ 71,496         $   3,940         $   166        $  75,270
                                                             ===========================================================
     EQUITY SECURITIES AVAILABLE FOR SALE                    $  2,376          $    680         $   246         $  2,810
                                                             ===========================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

                                                                                         1997
                                                           ---------------------------------------------------------------
                                                                                GROSS            GROSS
                                                            AMORTIZED        UNREALIZED        UNREALIZED        ESTIMATED
                                                               COST             GAINS            LOSSES         FAIR VALUE
                                                           -----------       ----------        -----------      ----------
                                                                                     (In Millions)
     FIXED MATURITIES HELD TO MATURITY
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies              $    88          $     -           $     -          $    88

     Obligations of U.S. states and
        their political subdivisions                              152                4                 1              155

     Foreign government bonds                                      33                5                 -               38

     Corporate securities                                      18,282            1,212                34           19,460

     Mortgage-backed securities                                     1                -                 -                1

     Other fixed maturities                                       144                8                 -              152
                                                             ------------------------------------------------------------
     Total fixed maturities held to maturity                 $ 18,700         $  1,229           $    35         $ 19,894
                                                             ============================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1998, is shown below:

                                                        AVAILABLE FOR SALE                HELD TO MATURITY
                                                    ----------------------------        -----------------------
                                                                    ESTIMATED                        ESTIMATED
                                                    AMORTIZED          FAIR             AMORTIZED       FAIR
                                                      COST            VALUE               COST         VALUE
                                                    ------------  --------------        -----------  ----------
                                                              (In Millions)                 (In Millions)
     Due in one year or less                        $   2,638       $    2,644          $    730     $    736
     Due after one year through five years             17,551           17,874             4,326        4,465
     Due after five years through ten years            19,523           19,976             6,783        7,162
     Due after ten years                               29,350           31,535             5,008        5,542
     Mortgage-backed securities                         7,935            8,129                 1            1
                                                    ---------       ----------          --------     --------
            Total                                   $  76,997       $   80,158          $ 16,848     $ 17,906
                                                    =========       ==========          ========     ========

     Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

     Proceeds from the repayment of held to maturity fixed maturities during 1998, 1997 and 1996 were $4,466 million, $4,042 million and $4,268 million, respectively. Gross gains of $135 million, $62 million and $78 million, and gross losses of $2 million, $1 million and $7 million, were realized on prepayment of held to maturity fixed maturities during 1998, 1997 and 1996, respectively.

     Proceeds from the sale of available for sale fixed maturities during 1998, 1997 and 1996 were $119,096 million, $120,604 million and $121,910 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1998, 1997 and 1996 were $ 4,055 million, $2,946 million and $1,458 million, respectively. Gross gains of $1,765 million, $1,310 million and $1,562 million and gross losses of $443 million, $639 million and $1,026 million were realized on sales and prepayments of available for sale fixed maturities during 1998, 1997 and 1996, respectively.

     Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $96 million, $13 million and $54 million for the years 1998, 1997 and 1996, respectively.

     During the years ended December 31, 1998 and December 31, 1997, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $73 million and $27 million, respectively with gross unrealized investment losses of $.4 million and gross unrealized investment gains of $.6 million included during the years ended December 31, 1998 and 1997, respectively, in "Accumulated other comprehensive income" at the time of the transfer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE

     The Company's mortgage loans were collateralized by the following property types at December 31:


                               AMOUNT     PERCENTAGE      AMOUNT      PERCENTAGE
                            (IN MILLIONS)  OF TOTAL    (IN MILLIONS)   OF TOTAL
                            ------------- ----------   -------------  ----------
                                        1998                       1997
                            ------------------------   -------------------------
     Office buildings         $  4,267       25.2%       $  4,692       28.5%
     Retail stores               3,021       17.9%          3,078       18.7%
     Residential properties        716        4.2%            891        5.4%
     Apartment complexes         4,362       25.8%          3,551       21.6%
     Industrial buildings        1,989       11.8%          1,958       11.9%
     Agricultural properties     1,936       11.4%          1,666       10.1%
     Other                         631        3.7%            618        3.8%
                              --------      -----        --------      -----
       Subtotal                 16,922      100.0%         16,454      100.0%
                                            =====                      =====
     Allowance for losses         (427)                      (450)
                              --------                   --------
     Net carrying value       $ 16,495                   $ 16,004
                              ========                   ========

     The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.8%) and New York (9.5%) at December 31, 1998. Included in the above balances are mortgage loans receivable from affiliated joint ventures of $87 million and $225 million at December 31, 1998 and 1997, respectively.

     Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                 1998       1997       1996
                                                 -----      -----      -----
                                                        (In Millions)

     Allowance for losses, beginning of year     $ 450      $ 515      $ 862
     Additions charged to operations               -          -          -
     Release of allowance for losses               -          (41)      (247)
     Charge-offs, net of recoveries                (23)       (24)      (100)
                                                 -----      -----      -----
     Allowance for losses, end of year           $ 427      $ 450      $ 515
                                                 =====      =====      =====


     The $41 million and $247 million reductions of the mortgage loan allowance for losses in 1997 and 1996, respectively, are primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a significant decrease in impaired loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     Impaired mortgage loans identified in management's specific review of probable loan losses and related allowance for losses at December 31, are as follows:

                                                             1998        1997
                                                            -------     -------
                                                              (In Millions)

     Impaired mortgage loans with allowance for losses      $   149     $   330
     Impaired mortgage loans with no allowance for losses       924       1,303
     Allowance for losses                                       (45)        (97)
                                                            -------     -------
     Net carrying value of impaired mortgage loans          $ 1,028     $ 1,536
                                                            =======     =======

     Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $1,329 million, $2,102 million and $2,842 million during 1998, 1997 and 1996, respectively. Net investment income recognized on these loans totaled $94 million, $140 million and $265 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     INVESTMENT REAL ESTATE

     The Company's "Investment real estate" of $801 million and $1,519 million at December 31, 1998 and 1997, respectively, is held through direct ownership. Of the Company's real estate, $675 million and $1,490 million consists of commercial and agricultural assets held for disposal at December 31, 1998 and 1997, respectively. Impairment losses aggregated $8 million, $40 million and $38 million for the years ended December 31, 1998, 1997 and 1996, respectively, and are included in "Realized investment gains, net."

     RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3,135 million and $2,783 million at December 31, 1998 and 1997, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $3,727 million and $2,352 million at December 31, 1998 and 1997, respectively, were held in voluntary trusts. Of this amount, $3,131 million and $1,801 million at December 31, 1998 and 1997, respectively, related to the multi-state policyholder settlement as described in Note 16. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders. The terms of these trusts provide that the assets are to be used for payment of the designated settlement and dividend benefits, as the case may be. Assets valued at $403 million and $632 million at December 31, 1998 and 1997, respectively, were maintained as compensating balances, which do not legally restrict the use of the funds, or pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $2,366 million and $1,835 million at December 31, 1998 and 1997, respectively, were included in the consolidated financial statements in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

     OTHER LONG-TERM INVESTMENTS

     The Company's "Other long-term investments" of $2,658 million and $2,489 million as of December 31, 1998 and 1997, respectively, are comprised of $1,007 million and $1,498 million in real estate related interests and $1,651 million and $991 million of non-real estate related interests. The Company's share of net income from such entities was $285 million, $411 million and $245 million for 1998, 1997 and 1996, respectively, and is reported in "Net investment income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)


     INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     NET INVESTMENT INCOME arose from the following sources for the years ended December 31:

                                                           1998          1997          1996
                                                         --------      --------      --------
                                                                     (In Millions)
     Fixed maturities - available for sale               $  5,366      $  5,074      $  4,871
     Fixed maturities - held to maturity                    1,406         1,622         1,793
     Trading account assets                                   677           504           444
     Equity securities  - available for sale                   54            52            81
     Mortgage loans on real estate                          1,525         1,555         1,690
     Investment real estate                                   230           565           685
     Policy loans                                             410           396           384
     Securities purchased under agreements to resell           18            15            11
     Receivables from broker-dealer clients                   836           706           579
     Short-term investments                                   725           697           702
     Other investment income                                  415           520           559
                                                         --------      --------      --------
     Gross investment income                               11,662        11,706        11,799
     Less investment expenses                              (2,035)       (2,038)       (2,130)
                                                         --------      --------      --------
     Subtotal                                               9,627         9,668         9,669
     Less amount relating to discontinued operations         (107)         (212)         (208)
                                                         --------      --------      --------
     Net investment income                               $  9,520      $  9,456      $  9,461
                                                         ========      ========      ========

     REALIZED INVESTMENT GAINS, NET, for the years ended December 31, were from the following sources:

                                                           1998          1997          1996
                                                         --------      --------      --------
                                                                     (In Millions)
     Fixed maturities                                    $  1,381      $    684      $    513
     Mortgage loans on real estate                             22            68           248
     Investment real estate                                   642           700            76
     Equity securities - available for sale                   427           363           267
     Other                                                    188           394            34
                                                         --------      --------      --------
     Subtotal                                               2,660         2,209         1,138
     Less amounts related to discontinued operations          (30)          (41)          (10)
                                                         --------      --------      --------
     Realized investment gains, net                      $  2,630      $  2,168      $  1,128
                                                         ========      ========      ========

     Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1998 included in fixed maturities available for sale, mortgage loans on real estate and other long term investments totaled $1 million, $23 million and $13 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)


     NET UNREALIZED INVESTMENT GAINS

     Net unrealized investment gains on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid double-counting in "Comprehensive income," items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                               1998         1997         1996
                                                                              -------      -------      -------
                                                                                        (In Millions)
     Net unrealized investment gains, beginning of year                       $ 1,752      $ 1,136      $ 2,397
     Changes in net unrealized investment gains attributable to:
       Investments:
         Net unrealized investment gains (losses) on investments arising
           during the period                                                      522        1,706       (1,281)
         Reclassification adjustment for gains included in net income          (1,087)        (631)        (471)
                                                                              -------      -------      -------
         Change in net unrealized investment gains, net of adjustments           (565)       1,075       (1,752)
     Impact of net unrealized investment gains on:
         Future policy benefits                                                    23         (360)         318
         Deferred policy acquisition costs                                         62          (99)         173
                                                                              -------      -------      -------
     Change in net unrealized investment gains                                   (480)         616       (1,261)
                                                                              -------      -------      -------
     Net unrealized investment gains, end of year                             $ 1,272      $ 1,752      $ 1,136
                                                                              =======      =======      =======

     Unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $282 million, $961 million and $(647) million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense of $588 million, $355 million and $238 million, respectively.

     The future policy benefits reported in the above table are net of income tax expense (benefit) of $15 million, $(203) million and $161 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Deferred policy acquisition costs in the above tables for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense (benefit) of $36 million, $(55) million and $88 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   DEFERRED POLICY ACQUISITION COSTS

     The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                  1998         1997         1996
                                                                 -------      -------      -------
                                                                           (In Millions)
     Balance, beginning of year                                  $ 6,083      $ 6,095      $ 5,892
     Capitalization of commissions, sales and issue expenses       1,313        1,409        1,260
     Amortization                                                 (1,139)      (1,176)      (1,261)
     Change in unrealized investment gains                            77         (154)         261
     Foreign currency translation                                    128          (91)         (57)
                                                                 -------      -------      -------
     Balance, end of year                                        $ 6,462      $ 6,083      $ 6,095
                                                                 =======      =======      =======

6.   POLICYHOLDERS' LIABILITIES

     FUTURE POLICY BENEFITS at December 31, are as follows:

                                      1998       1997
                                    -------     -------
                                       (In Millions)

     Life insurance                 $48,927     $46,765
     Annuities                       15,360      15,469
     Other contract liabilities       4,842       5,133
                                    -------     -------
     Future policy benefits         $69,129     $67,367
                                    =======     =======

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves, and certain health benefits. Annuity liabilities include reserves for immediate annuities and non-participating group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (CONTINUED)

     The following table highlights the key assumptions generally utilized in calculating these reserves:


         PRODUCT                       MORTALITY                   INTEREST RATE               ESTIMATION METHOD
---------------------------     -------------------------     -------------------------     ------------------------
Life insurance                  Generally rates                      2.5% to 7.5%           Net level premium
                                guaranteed in calculating                                   based on non-forfeiture
                                cash surrender values                                       interest rate

Individual immediate            1983 Individual                    3.5% to 11.25%           Present value of
annuities                       Annuity Mortality                                           expected future payments
                                Table with certain                                          based on historical
                                modifications                                               experience

Group annuities in              1950 Group                        3.75% to 17.35%           Present value of
payout status                   Annuity Mortality                                           expected future
                                Table with certain                                          payments
                                modifications                                               based on historical
                                                                                            experience

Other contract liabilities                     -                     5.3% to 7.0%           Present value of
                                                                                            expected future
                                                                                            payments
                                                                                            based on historical
                                                                                            experience

     For the above categories, premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. A premium deficiency reserve has been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities. A liability of $1,780 million and $1,645 million is included in "Future policy benefits" with respect to this deficiency for the years ended December 31, 1998 and 1997, respectively.

       POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:


                                                                 1998                1997
                                                               --------            --------
                                                                       (In Millions)
   Individual annuities                                         $ 4,997            $  5,695
   Group annuities and guaranteed investment contracts           16,770              19,053
   Interest-sensitive life contracts                              3,566               3,258
   Dividend accumulations and other                               5,641               5,240
                                                                -------            --------
   Policyholders' account balances                              $30,974            $ 33,246
                                                                =======            ========


 Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (Continued)

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                 WITHDRAWAL/
                PRODUCT                       INTEREST RATE                   SURRENDER CHARGES
     ---------------------------------        -------------          -----------------------------------

     Individual annuities                      3.0% to 6.6%           0% to 8% for up to 8 years

     Group annuities                          5.0% to 13.4%           Contractually limited or subject
                                                                      to market value adjustment

     Guaranteed investment contracts          3.9% to 15.4%           Subject to market value withdrawal
     payout status                                                    provisions for any funds withdrawn
                                                                      other than for benefit responsive
                                                                      and contractual payments

     Interest-sensitive life contracts        4.0% to 6.5%            Various up to 10 years

     Dividend accumulations and other         3.0% to 4.5%                            --


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (Continued)

     Unpaid Claims and Claim Adjustment Expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty and accident and health insurance at December 31:

                                                         1998                         1997                       1996
                                               --------------------------   --------------------------   -----------------------
                                                ACCIDENT       PROPERTY      ACCIDENT       PROPERTY      ACCIDENT     PROPERTY
                                               AND HEALTH    AND CASUALTY   AND HEALTH    AND CASUALTY   AND HEALTH AND CASUALTY
                                               ----------    ------------   ----------    ------------   ---------- -------------
                                                                                 (In Millions)

     Balance at January 1                      $ 1,908        $ 2,956         $ 1,990       $ 3,076      $ 2,033         $ 3,053
       Less reinsurance recoverables               810            535              10           553           15             557
                                               -------        -------         -------       -------      -------         -------
     Net balance at January 1                    1,098          2,421           1,980         2,523        2,018           2,496
                                               -------        -------         -------       -------      -------         -------

     Incurred related to:

       Current year                              6,127          1,354           8,348         1,525        8,391           1,760
       Prior years                                   7           (194)            102           (91)         (66)            (25)
                                               -------        -------         -------       -------      -------         -------

     Total incurred                              6,134          1,160           8,450         1,434        8,325           1,735
                                               -------        -------         -------       -------      -------         -------
     Paid related to:

       Current year                              5,289            717           6,676           739        6,589             908
       Prior years                                 851            681           1,854           797        1,774             800
                                               -------        -------         -------       -------      -------         -------

     Total paid                                  6,140          1,398           8,530         1,536        8,363           1,708
                                               -------        -------         -------       -------      -------         -------


     Net balance at December 31                  1,092          2,183           1,900         2,421        1,980           2,523
       Plus reinsurance recoverables                52            533               8           535           10             553
                                               -------        -------         -------       -------      -------         -------
     Balance at December 31                    $ 1,144        $ 2,716         $ 1,908       $ 2,956      $ 1,990         $ 3,076
                                               =======        =======         =======       =======      =======         =======





     The Accident and Health balance at December 31 includes amounts attributable to the Company's discontinued HealthCare business: 1998 - $1,082; 1997 - $1,757 and 1996 - $1,750.

     In 1998 and 1997, the changes in provision for claims and claim adjustment expenses for property and casualty related to prior years are primarily driven by lower than anticipated losses for the Voluntary Auto line of business.

     The changes in provision for claims and claim adjustment expense for accident and health related to prior years are primarily due to such factors as changes in claim cost trends and an accelerated decline in the indemnity health business.

     The unpaid claims and claim adjustment expenses presented above consist of unpaid claim liabilities which include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities for 1998, 1997 and 1996 included above are discounted using interest rates ranging from 3.0% to 6.0%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7.    REINSURANCE

      The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on both a pro-rata and excess of loss basis. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom, recording an allowance when necessary for uncollectible reinsurance.

      Reinsurance amounts included in the Consolidated Statements of Operations, excluding HealthCare, for the years ended December 31, were as follows:

                                          1998       1997       1996
                                        -------     ------    -------
                                                  (In Millions)
Direct Premiums                         $9,615      $9,679    $10,690
  Reinsurance Assumed                       65          42         13
  Reinsurance Ceded                       (656)       (716)      (704)
                                        ------      ------    -------
Premiums                                $9,024      $9,005    $ 9,999
                                        ======      ======    =======
Policyholders' benefits ceded           $  519      $  530    $   571
                                        ======      ======    =======

      Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position, at December 31, were as follows:

                                                      1998      1997
                                                     ------    ------
                                                       (In Millions)
Life insurance                                       $  620     $  685
Property-casualty                                       564        554
Other reinsurance                                        92         65
                                                     ------     ------
                                                     $1,276     $1,304
                                                     ======     ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

8.    SHORT-TERM AND LONG-TERM DEBT

       Debt consists of the following at December 31:

SHORT-TERM DEBT
                                                 1998             1997
                                               -------           ------
                                                      (In Millions)
Commercial paper                               $ 7,057           $4,268
Notes payable                                    2,164            2,151
Current portion of long-term debt                  861              355
                                               -------           ------
     Total short-term debt                     $10,082           $6,774
                                               =======           ======

The weighted average interest rate on outstanding short-term debt was approximately 5.4% and 6.0% at December 31, 1998 and 1997, respectively.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. Commercial paper borrowings are supported by various lines of credit.

LONG-TERM DEBT


DESCRIPTION                                          MATURITY DATES         RATE           1998        1997
-----------                                          --------------         ----           -----       ----
                                                                                             (In Millions)


Floating rate notes ("FRN")                          1999 - 2005        4.04-14.00%(a)    $   729     $   324
Long term notes                                      1999 - 2023         5.5% - 12%         1,318         910
Zero coupon notes                                        1999              8.6% (b)           364         334
Canadian dollar notes                                     -             7.0% - 9.125%           -         117
Japanese yen notes                                   1999 - 2000          0.5% - 4.6%         160         178
Swiss francs notes                                        -                3.875%               -         120
Canadian dollar FRN                                      2003             5.25%-5.89%          96          96
Surplus notes                                        2003 - 2025         6.875% - 8.3%        987         986
Senior notes                                         1999 - 2006           6.375%             393          -
Commercial paper backed by long-term
   credit agreements                                                                        1,500       1,500
Other notes payable                                  1999 - 2017          4% - 7.5%            48          63
                                                                                          -------     -------
Subtotal                                                                                    5,595       4,628
    Less:  current portion of long-term debt                                                 (861)       (355)
                                                                                          -------     -------
Total long-term debt                                                                      $ 4,734     $ 4,273
                                                                                          =======     =======


(a) The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1998, this rate was 14%. Excluding this note, floating rate note interest rates were between 4.04% - 5.50%.

(b) The rate shown for zero coupon notes represents a level yield to maturity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8.    SHORT-TERM AND LONG-TERM DEBT (CONTINUED)

      Payment of interest and principal on the surplus notes issued after 1993, of which $686 million were outstanding at December 31, 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

      In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

      Scheduled principal repayments of long-term debt as of December 31, 1998, are as follows: $862 million in 1999, $560 million in 2000, $327 million in 2001, $1,816 million in 2002, $458 million in 2003 and $1,575 million thereafter.

      At December 31, 1998, the Company had $9,853 million in lines of credit from numerous financial institutions of which $8,330 million were unused. These lines of credit generally have terms ranging from one to five years.

      Interest expense for short-term and long-term debt is $920 million, $743 million and $618 million for the years ended December 31, 1998, 1997 and 1996, respectively.

9.    EMPLOYEE BENEFIT PLANS

      PENSION AND OTHER POSTRETIREMENT PLANS

      The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

      The Company provides certain life insurance and health care benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

      The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9.    EMPLOYEE BENEFIT PLANS (CONTINUED)

       Prepaid and accrued benefit costs are included in "Other assets" and "Other liabilities", respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth quarter activity, is summarized below:


                                                                                                   OTHER
                                                                 PENSION BENEFITS           POSTRETIREMENT BENEFITS
                                                              ----------------------       ------------------------
                                                                1998           1997          1998           1997
                                                              --------       -------       -------         -------
                                                                   (In Millions)                (In Millions)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at the beginning of period                 $(5,557)       $(5,148)      $(2,128)        $(2,002)
Service cost                                                     (159)          (127)          (35)            (38)
Interest cost                                                    (397)          (376)         (142)           (149)
Plan participants' contributions                                    -              -           ( 6)             (4)
Amendments                                                        (58)             -             -              31
Actuarial losses                                                 (600)          (334)          (31)            (84)
Transfer to third party                                             -             32             -               -
Contractual termination benefits                                  (30)           (63)            -               -
Benefits paid                                                     485            460           128             117
Foreign currency changes                                            7             (1)            1               1
                                                              -------        -------       -------         -------
Benefit obligation at end of period                           $(6,309)       $(5,557)      $(2,213)        $(2,128)
                                                              =======        =======       =======         =======

CHANGE IN PLAN ASSETS:

Fair value of plan assets at beginning of period              $ 8,489        $ 7,306       $ 1,354         $ 1,313
Actual return on plan assets                                      445          1,693           146             120
Transfer to third party                                            (4)           (32)           -                -
Contribution from pension plan                                      -              -            31              25
Employer contributions                                             25             16            13               9
Plan participants' contributions                                    -              -             6               4
Withdrawal under IRS Section 420                                  (36)           (35)            -               -
Benefits paid                                                    (485)          (460)         (128)           (117)
Foreign currency changes                                           (7)             1             -               -
                                                              -------        -------       -------         -------
Fair value of plan assets at end of period                    $ 8,427        $ 8,489       $ 1,422         $ 1,354
                                                              =======        =======       =======          =======

FUNDED STATUS:

Funded status at end of period                                $ 2,118          $ 2,932     $  (791)         $  (774)
Unrecognized transition (asset) liability                        (554)            (661)        660              707
Unrecognized prior service cost                                   335              327           -                -
Unrecognized actuarial net gain                                  (813)          (1,644)       (353)            (364)
Effects of 4th quarter activity                                    (9)             (63)          2               33
                                                              -------          -------     -------          -------
Net amount recognized                                         $ 1,077          $   891     $  (482)         $  (398)
                                                              =======          =======     =======          =======

AMOUNTS RECOGNIZED IN THE STATEMENTS OF FINANCIAL
 POSITION CONSIST OF:
  Prepaid benefit cost                                        $  1,348        $  1,150     $     -        $       -
  Accrued benefit liability                                       (287)           (270)       (482)            (398)
  Intangible asset                                                   7               5           -                -
  Accumulated other comprehensive income                             9               6           -                -
                                                              --------        --------     --------       ---------
Net amount recognized                                         $  1,077        $    891     $  (482)       $    (398)
                                                              ========        ========     ========       =========

                                       31

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS (CONTINUED)

    The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for the pension plan with accumulated benefit obligations in excess of plan assets were $384 million, $284 million and $0, respectively, as of September 30, 1998 and $319 million, $226 million and $ 0, respectively, as of September 30, 1997.

    The effects of fourth quarter activity are summarized as follows:


                                                                                         OTHER
                                                    PENSION BENEFITS            POSTRETIREMENT BENEFITS
                                                ----------------------          -----------------------
                                                 1998            1997             1998           1997
                                                ------         -------           ------         ------
                                                                     (In Millions)
Effect of IRS Section 420 transfer              $   -          $   (36)          $    -         $    -
Contractual termination benefits                  (14)             (30)               -              -
Contribution from pension plan                      -                -                -             31
Employer contributions                              5                3                2              2
                                                -----          -------           ------         ------
Effects of 4th quarter activity                 $  (9)         $   (63)          $    2         $   33
                                                ======         =======           ======         ======


Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $5,926 million and $6,022 million are included in Separate Account assets and liabilities at September 30, 1998 and 1997, respectively.

Other postretirement plan assets consist of group and individual variable life insurance policies, group life and health contracts, common stocks, U.S. government securities and short-term investments. Plan assets include $1,018 million and $1,044 million of Company insurance policies and contracts at September 30, 1998 and 1997, respectively.

Effective December 31, 1996, The Prudential Securities Incorporated Cash Balance Plan (the "PSI Plan") was merged into The Retirement System for United States Employees and Special Agents of The Prudential Insurance Company of America (the "Prudential Plan"). The name of the merged plan is The Prudential Merged Retirement Plan ("Merged Retirement Plan"). All of the assets of the Merged Retirement Plan are available to pay benefits to participants and their beneficiaries who are covered by the Merged Retirement Plan. The merger of the plans had no effect on the December 31, 1996 results of operations.

During 1996, the Prudential Plan was amended to provide cost of living adjustments for retirees. The effect of this plan amendment increased benefit obligations and unrecognized prior service cost by $170 million at September 30, 1996. In addition, the Prudential Plan was amended to provide contractual termination benefits to certain plan participants who were notified between September 15, 1996 and December 31, 1998 that their employment had been terminated. Costs related to these amendments are reflected below in contractual termination benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS (CONTINUED)

   Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                                                                              OTHER
                                                          PENSION BENEFITS                           POSTRETIREMENT BENEFITS
                                                -----------------------------------            ------------------------------------
                                                   1998         1997          1996               1998          1997          1996
                                                -----------------------------------            ------------------------------------
                                                                                  (In Millions)
COMPONENTS OF NET PERIODIC BENEFITS COSTS:
Service cost                                    $   159       $   127       $   140            $    35       $    38       $    45
Interest cost                                       397           376           354                142           149           157
Expected return on plan assets                     (674)         (617)         (594)              (119)          (87)          (93)
Amortization of transition amount                  (106)         (106)         (107)                47            50            53
Amortization of prior service cost                   45            42            26                  -             -             -
Amortization of actuarial net (gain) loss             1             -             -               (13)          (13)            (3)
Curtailment gain (loss)                               5             -             -                  -             -            (9)
Contractual termination benefits                     14            30            63                  -             -             -
                                                -------       -------       -------            -------       -------        ------
Net periodic (benefit) cost                     $  (159)      $  (148)      $  (118)           $    92       $   137        $  150
                                                =======       =======       =======            =======       =======        ======



The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:

                                                                                                                OTHER
                                                           PENSION BENEFITS                      POSTRETIREMENT BENEFITS
                                                  ------------------------------         ----------------------------------------
                                                   1998        1997        1996              1998          1997          1996
                                                  ------------------------------         ----------------------------------------
WEIGHTED-AVERAGE ASSUMPTIONS:
Discount rate                                      6.50%       7.25%       7.75%            6.50%          7.25%         7.75%
Rate of increase in compensation levels            4.50%       4.50%       4.50%            4.50%          4.50%         4.50%
Expected return on plan assets                     9.50%       9.50%       9.50%            9.00%          9.00%         9.00%
Health care cost trend rates                         -           -           -           7.80-11.00%    8.20-11.80%   8.50-12.50%
Ultimate health care cost trend rate
    after gradual decrease until 2006                -           -           -              5.00%          5.00%         5.00%


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

9. EMPLOYEE BENEFIT PLANS (CONTINUED)

   Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                               OTHER
                                                       POSTRETIREMENT BENEFITS
                                                       -----------------------
                                                                1998
                                                               ------
                                                           (In Millions)
   ONE PERCENTAGE POINT INCREASE
   Effect on total service and interest costs                  $  24
   Effect on postretirement benefit obligation                  (226)

   ONE PERCENTAGE POINT DECREASE
   Effect on total service and interest costs                  $ (19)
   Effect on postretirement benefit obligation                   187

   POSTEMPLOYMENT BENEFITS

   The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1998 and 1997 was $135 million and $144 million, respectively, and is included in "Other liabilities."

   OTHER EMPLOYEE BENEFITS

   The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary, resulting in $54 million, $63 million and $57 million of expenses included in "General and administrative expenses" for 1998, 1997 and 1996, respectively.

   DISCONTINUED OPERATIONS

   In connection with the disposal of the Company's HealthCare business, as more fully discussed in Note 3, the loss on disposal was reduced by an estimated curtailment gain of $30 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:

                                           1998         1997         1996
                                          ------       ------       ------
                                                        (In Millions)
Current tax expense (benefit):
    U.S.                                  $  983       $  (14)      $  400
    State and local                           54           51          108
    Foreign                                  148           64           48
                                          ------       ------       ------
    Total                                 $1,185       $  101       $  556
                                          ======       ======       ======

Deferred tax expense (benefit):

    U.S.                                  $ (193)      $  269       $ (428)
    State and local                           (6)           4           (2)
    Foreign                                  (16)          33           54
                                          ------       ------       ------
    Total                                 $ (215)      $  306       $ (376)
                                          ======       ======       ======
Total income tax expense                  $  970       $  407       $  180
                                          ======       ======       ======


The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:


                                                             1998        1997        1996
                                                            ------      ------      ------
                                                                   (In Millions)
Expected federal income tax expense                         $  908      $  480      $  539
Equity tax (benefit)                                            75         (65)       (365)
State and local income taxes                                    31          37          69
Tax-exempt interest and dividend received deduction            (46)        (67)        (67)
Other
                                                                 2          22           4
                                                            ------      ------      ------
Total income tax expense                                    $  970      $  407      $  180
                                                            ======      ======      ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10. INCOME TAXES (CONTINUED)

    Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                             1998       1997
                                                           -------    -------
                                                              (In Millions)
Deferred tax assets
     Insurance reserves                                    $ 1,584    $ 1,482
     Policyholder dividends                                    265        250
     Net operating loss carryforwards                          260         80
     Litigation related reserves                               104        178
     Employee benefits                                          63         42
     Other                                                     134        287
                                                           -------    -------
     Deferred tax assets before valuation allowance          2,410      2,319
     Valuation allowance                                       (13)       (18)
                                                           -------    -------
     Deferred tax assets after valuation allowance           2,397      2,301
                                                           -------    -------

Deferred tax liabilities
     Investments                                             1,414      1,867
     Deferred policy acquisition costs                       1,436      1,525
     Depreciation                                               64         36
                                                           -------    -------
     Deferred tax liabilities                                2,914      3,428
                                                           -------    -------
Net deferred tax liability                                 $   517    $ 1,127
                                                           =======    =======

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1998 and 1997, respectively, the Company had federal life net operating loss carryforwards of $540 million and $1,200 million, which expire by 2012. At December 31, 1998 and 1997, respectively, the Company had state non-life operating loss carryforwards for tax purposes approximating $1,059 million and $800 million, which expire by 2018.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has begun their examination of the years 1993 through 1995.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

11.   STATUTORY EQUITY AND INCOME

      Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefits reserves using different actuarial assumptions, not providing for deferred taxes, and valuing securities on a different basis. The Company's statutory net income, as filed with the New Jersey Department of Banking and Insurance was $1,247 million, $1,471 million and $1,402 million for the years 1998, 1997 and 1996, respectively. Statutory capital and surplus, as filed, at December 31, 1998 and 1997 was $8,536 million and $9,242 million, respectively.

12.   OPERATING LEASES

      The Company and its subsidiaries occupy leased office space in many locations under various long-term leases and have entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1998, future minimum lease payments under non-cancelable operating leases are estimated as follows:

                                                (In Millions)

               1999                               $   295
               2000                                   263
               2001                                   231
               2002                                   198
               2003                                   157
               Remaining years after 2003             753
                                                  -------
               Total                              $ 1,897
                                                  =======

      Amounts presented in the table above include operating leases relating to the Company's HealthCare business. See Note 3 for a discussion of the pending sale of this business. Amounts applicable to the HealthCare business are $65 million in 1999, $58 million in 2000, $52 million in 2001, $45 million in 2002, $34 million in 2003 and $89 million thereafter. Rental expense incurred for the years ended December 31, 1998, 1997 and 1996 was approximately $320 million, $352 million and $343 million, respectively.

13.   FAIR VALUE OF FINANCIAL INSTRUMENTS

      The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    FIXED MATURITIES AND EQUITY SECURITIES

    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts estimated by management.

    MORTGAGE LOANS ON REAL ESTATE

    The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing loans, the estimated fair value is based upon the present value of expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for current market spread for a similar quality mortgage.

    POLICY LOANS

    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

    DERIVATIVE FINANCIAL INSTRUMENTS

    The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The estimated fair value of loan commitments is derived by comparing the contractual stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity, and credit standing.

    POLICYHOLDERS' ACCOUNT BALANCES

    Estimated fair values of policyholders' account balances are derived by using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued. For interest sensitive life contracts, fair value approximates carrying value.

    DEBT

    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

-------------------------------------------------------------------------------
13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

      The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                        1998                             1997
                                                               -----------------------          ------------------------
                                                               CARRYING     ESTIMATED           CARRYING     ESTIMATED
                                                                AMOUNT      FAIR VALUE           AMOUNT      FAIR VALUE
                                                               --------     ----------          --------     ----------
                                                                                     (In Millions)
FINANCIAL ASSETS:
Other than trading:
  Fixed maturities:
        Available for sale                                     $ 80,158      $ 80,158           $ 75,270      $ 75,270
        Held to maturity                                         16,848        17,906             18,700        19,894
  Equity securities                                               2,759         2,759              2,810         2,810
  Mortgage loans on real estate                                  16,495        17,265             16,004        16,703
  Policy loans                                                    7,476         8,037              7,034         7,201
  Securities purchased under agreements to resell                 1,737         1,737                 -             -
  Short-term investments                                          9,781         9,781             12,106        12,106
  Cash                                                            1,943         1,943              1,859         1,859
  Restricted Assets                                               2,366         2,366              1,835         1,835
  Separate Account assets                                        81,621        81,621             73,839        73,839
  Derivative financial instruments                                  132           135                 93            92

Trading:
  Trading account assets                                       $  8,888      $  8,888           $  6,347      $  6,347
  Broker-dealer related receivables                              10,142        10,142              8,442         8,442
  Derivative financial instruments                                  765           765                910           910
  Securities purchased under agreements to resell                 8,515         8,515              8,661         8,661
  Cash collateral for borrowed securities                         5,622         5,622              5,047         5,047


FINANCIAL LIABILITIES:
Other than trading:
  Policyholders' account balances                              $ 30,974      $ 31,940           $ 33,246      $ 34,201
  Securities sold under agreements to repurchase                  7,085         7,085                 85            85
  Cash collateral for loaned securities                           2,450         2,450              9,647         9,647
  Short-term and long-term debt                                  14,816        15,084             11,047        11,131
  Securities sold but not yet purchased                           2,215         2,215                  -             -
  Separate Account liabilities                                   80,931        80,931             73,451        73,451
  Derivative financial instruments                                  390           391                100            99

Trading:
  Broker-dealer related payables                                $ 6,530      $  6,530           $  3,338      $  3,338
  Derivative financial instruments                                  725           725              1,019         1,019
  Securities sold under agreements to repurchase                 14,401        14,401             12,262        12,262
  Cash collateral for loaned securities                           4,682         4,682              4,470         4,470
  Securities sold but not yet purchased                           3,556         3,556              3,648         3,648



THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    INTEREST RATE SWAPS

    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. Under interest rates swaps, the Company agrees with other parties to exchange, at specified intervals the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at market value with changes in fair value reported in current period earnings.

    FUTURES AND OPTIONS

    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes for transactions with similar terms.

    Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

      When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

      Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

      CURRENCY DERIVATIVES

      The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps to reduce market risks from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. Dollar.

      Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

      If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

      The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1998 and 1997. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1998
                                  (In Millions)


                                    TRADING                    OTHER THAN TRADING                      TOTAL
                           -------------------------        -------------------------        -------------------------
                                          ESTIMATED                        ESTIMATED                        ESTIMATED
                           NOTIONAL       FAIR VALUE        NOTIONAL       FAIR VALUE        NOTIONAL       FAIR VALUE
                           --------       ----------        --------       ----------        --------       ----------

Swaps:
  Assets                   $  4,564        $    309         $  2,200         $    96        $  6,764         $    405
  Liabilities                 4,734             274            3,065             349           7,799              623

Forwards:
  Assets                     45,651             282            1,004              14          46,655              296
  Liabilities                39,153             280            2,039              37          41,192              317

Futures:
  Assets                      3,272              61            1,786              23           5,058               84
  Liabilities                 4,371              47              531               5           4,902               52

Options:
  Assets                      8,310             113              130               2           8,440              115
  Liabilities                 6,388             124              213               -           6,601              124
                           --------        --------         --------         -------        --------         --------
Total:
  Assets                   $ 61,797        $    765         $  5,120         $   135        $ 66,917         $    900
                           ========        ========         ========         =======        ========         ========
  Liabilities              $ 54,646        $    725         $  5,848         $   391        $ 60,494         $  1,116
                           ========        ========         ========         =======        ========         ========


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1997
                                  (In Millions)


                                      TRADING                  OTHER THAN TRADING                    TOTAL
                             --------------------------     -------------------------      --------------------------
                                            ESTIMATED                      ESTIMATED                       ESTIMATED
                             NOTIONAL       FAIR VALUE      NOTIONAL       FAIR VALUE      NOTIONAL        FAIR VALUE
                             --------       -----------     --------      -----------      --------        ----------
Swaps:
  Assets                     $ 5,798         $  316         $ 1,446         $   67          $ 7,244         $  383
  Liabilities                  5,439            418           1,197             70            6,636            488


Forwards:
  Assets                      29,947            438           1,171             25           31,118            463
  Liabilities                 29,985            461             687              8           30,672            469


Futures:
  Assets                       4,103             51              46             -             4,149             51
  Liabilities                  3,064             50           3,320             21            6,384             71


Options:
  Assets                       6,893            105             239             -             7,132            105
  Liabilities                  3,946             90             224             -             4,170             90
                             -------        -------         -------         ------          -------        -------
Total:
  Assets                     $46,741        $   910         $ 2,902         $   92          $49,643        $ 1,002
                             =======        =======         =======         ======          =======        =======
  Liabilities                $42,434        $ 1,019         $ 5,428         $   99          $47,862        $ 1,118
                             =======        =======         =======         ======          =======        =======


CREDIT RISK

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1998 and 1997 approximately 97% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

Net trading revenues for the years ended December 31, 1998, 1997 and 1996 relating to forwards, futures and swaps were $67 million, $(5) million and $(13) million; $59 million, $37 million and $(13) million; and $42 million, $32 million and $(11) million, respectively. Net trading revenues for options were not material. Average fair values for trading derivatives in an asset position during the years ended December 31, 1998 and 1997 were $1,165 million and $1,015 million, respectively, and for derivatives in a liability position were $1,140 million and $1,166 million, respectively. Of those derivatives held for trading purposes at December 31, 1998, 63% of the notional amount consisted of interest rate derivatives, 32% consisted of foreign currency derivatives, and 5% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1998, 60% of notional consisted of interest rate derivatives, 31% consisted of foreign currency derivatives, and 9% consisted of equity and commodity derivatives.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

    OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities, and unused credit card and home equity lines. In connection with the Company's commercial banking business, loan commitments for credit cards and home equity lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card and home equity commitments were $3.0 billion of which $2.2 billion remains available at December 31, 1998.

    Also in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and unsecured basis. Aggregate financing commitments on a secured basis approximate $6.1 billion of which $3.3 billion remains available at December 31, 1998. Unsecured commitments approximate $65.0 million, the majority of which is outstanding at December 31, 1998.

    Other commitments substantially include commitments to purchase and sell mortgage loans and the underfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.5 billion of which $1.8 billion remain available at December 31, 1998. Additionally, mortgage loans sold with recourse were $0.5 billion at December 31, 1998.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures. At December 31, 1998 these were immaterial.

15. DIVESTITURE

    On July 31, 1996, the Company sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). This transaction was structured as a reinsurance transaction whereby London Life assumed total liabilities of the Canadian Branch equal to $3,291 million as well as a related amount of assets equal to $3,205 million. This transfer resulted in a reduction of policy liabilities of $3,257 million and a corresponding reduction in invested assets. The Company recognized an after-tax gain in 1996 of $116 million as a result of this transaction, recorded in "Realized investment gains, net."

16. CONTINGENCIES AND LITIGATION

    STOP-LOSS REINSURANCE AGREEMENT

    In connection with the sale in 1995 of its wholly-owned subsidiary Prudential Reinsurance Company ("Pru Re"), the Company's subsidiary, Gibraltar Casualty Insurance Company ("Gibraltar") entered into a stop-loss reinsurance agreement with Pru Re whereby Gibraltar has reinsured up to $375 million of the first $400 million of aggregate adverse loss development on reserves recorded by Pru Re at June 30, 1995. The Company has guaranteed

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

16. CONTINGENCIES AND LITIGATION (CONTINUED)


    Gibraltar's obligations arising under the stop-loss agreement subject to a limit of $375 million. Through December 31, 1998, Gibraltar has incurred $375 million in losses under the stop-loss agreement, including $90 million in 1998. Gibraltar has paid $197 million to Pru Re under the stop-loss agreement.

    ENVIRONMENTAL AND ASBESTOS-RELATED CLAIMS

    Certain of the Company's subsidiaries received claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the liability for unpaid claims for these losses, management considered the available information. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

    MANAGED CARE REIMBURSEMENT

    The Company has reviewed its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    REINSURANCE AND PARTICIPATION AGREEMENT

    The Company and a number of other insurers ("the Consortium") entered into a Reinsurance and Participation Agreement (the "Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contract holders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC. In November 1998, the Rehabilitation Court approved the sale of MBLLAC's individual life insurance and individual group annuity business to affiliates of SunAmerica Inc. Upon the end of the rehabilitation period, expected during 1999, the agreement will terminate.

    LITIGATION

    Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

    Two putative class actions and approximately 320 individual actions were pending against the Company in the United States as of January 31, 1999 brought on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. Additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)

    A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was formed in April 1995 to conduct a review of sales and marketing practices throughout the life insurance industry. The Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. The Task Force found that some sales of life insurance policies by the Company had been improper and that the Company's efforts to prevent such practices were not sufficiently effective. Based on the findings, the Task Force recommended, and the Company agreed to, various changes to its sales and business practices controls, and a series of fines allocated to all 50 states and the District of Columbia. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to the policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995.

    On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the U.S. District Court for the District of New Jersey. The class action suit involved alleged improprieties in connection with the Company's sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company agreed to provide certain enhancements and changes to the remediation program previously accepted by the Task Force, including some additional remedies. In addition, the Company agreed that it would incur a minimum cost of $410 million in providing remedies to policyowners under the program and, in specified circumstances, agreed to make certain other payments and guarantees. Under the terms of the settlement, the Company agreed to a minimum average cost per remedy of $2,364 for up to 330,000 claims remedied and also agreed to provide additional compensation to be determined by formula that will range in aggregate amount from $50 million to $300 million depending on the total number of claims remedied. At the end of the remediation program's claim evaluation process, the Court will determine how the additional compensation will be distributed.

    The terms of the remediation program described above were enhanced again in February 1997 pursuant to agreements reached with several states that had not previously accepted the terms of the program. These changes were incorporated as amendments to the above-described Stipulation of Settlement and related settlement documents, and the amended Stipulation of Settlement was approved as fair to class members by the U.S. District Court in March 1997. By that point in time, the Company had entered into agreements with all 50 states and the District of Columbia pursuant to which each jurisdiction had accepted the remediation plan and the Company had agreed to pay approximately $65 million in fines, penalties and related payments.

    The decision of the U.S. District Court to certify a class in the above-described litigation for settlement purposes only and to approve the class action settlement as described in the amended Stipulation of Settlement was affirmed by the U.S. Court of Appeals for the Third Circuit in July 1998 although the issue of class counsel's fees was sent back to the U.S. District Court for review. The Supreme Court denied certiorari in January 1999, thereby making final the approval of the class action settlement.

    While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The releases granted by the state insurance regulators pursuant to the individual state settlement agreements do not become final until the remediation program has been completed without any material changes to which those regulators have not agreed. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the class action settlement.

    Pursuant to the state agreements and the amended Stipulation of Settlement, as approved by the U.S. District Court, the Company initiated its remediation program in 1997. The Company mailed packages and provided broad class notice to the owners of approximately 10.7 million policies eligible to participate in the remediation program in

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)

    October 1996, informing them of their rights. Owners of approximately 21,800 policies elected to be excluded from the class action settlement. Of those eligible to participate in the settlement, policyowners who believed they were misled were invited to file a claim through an Alternative Dispute Resolution ("ADR") process. The ADR process was established to enable the Company to discharge its liability to the affected policyowners. Policyowners who did not wish to file a claim in the ADR process were permitted to choose from options available under Basic Claim Relief, such as preferred rate premium loans, or annuities, mutual fund shares or life insurance policies that the Company will enhance.

    In January 1997 the U.S. District Court sanctioned and fined the Company $1 million for failure to properly implement procedures for its employees to retain documents in violation of the Courts' order that required the parties to preserve all documents relevant to the class action and remediation program. The Court ordered the Company to implement a document retention policy and directed that an independent expert be engaged to investigate the extent of document destruction and its impact on the remediation program.

    In response to the class notices, the owners of approximately 503,000 policies indicated an interest in a Basic Claim Relief remedy. Management believes that costs associated with providing Basic Claim Relief will not be material to the Company's financial position or results of operations.

    The owners of approximately 1.16 million policies responded to the class notices by indicating an intent to file an ADR claim. All policyholders who responded were provided an ADR claim form for completion and submission. The ADR process generally requires that individual claim forms and files be reviewed by the Company and by one or more independent claim evaluators. Approximately 649,000 claim forms were completed and returned and approximately 591,000 decision letters had been mailed to claimants as of January 31, 1999. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. Management believes that the bulk of such appeals will be resolved in 1999.

    In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of losses associated with the settlement. In 1997, based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received, management increased the estimated liability for the cost of remedying policyholder claims in the ADR process by $1.64 billion before taxes to approximately $2.05 billion before taxes, of which $1.80 billion was funded in a settlement trust. Management expressly noted that additional cost items were anticipated that could not be fully evaluated at that time.

    In 1998, based on estimates derived from an analysis of claims actually remedied (including interest), a sample of claims still to be remedied, an estimate of additional liability associated with the results of the investigation by the independent expert regarding the impact of document destruction on the ADR program, and an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision, management increased the estimated liability for the cost of ADR remedies by $.51 billion before taxes to a total of $2.56 billion before taxes, all of which has been funded in a settlement trust as discussed in Note 4. The Company has also recorded from 1996 through 1998 additional charges to reflect ongoing administrative costs related to the ADR program, regulatory fines, penalties and related payments, litigation costs and settlements, and other fees and expenses associated with the resolution of sales practices issues. While management believes the foregoing provisions are reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims and other related costs is dependent on complex and varying factors, including the relief options still to be chosen by claimants, the dollar value of those options, and the number and type of claims that may successfully be appealed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)


    The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of the matters specifically discussed above. Management believes, however, that the ultimate resolution of all such matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.


                                     ******

                          SUPPLEMENT DATED MAY 1, 1999
                         TO PROSPECTUS DATED MAY 1, 1999
                   FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE


THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1999 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT IS NOT A COMPLETE PROSPECTUS, AND MUST BE ACCOMPANIED BY THE PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND CERTAIN OTHER ASPECTS OF THE GROUP CONTRACT AND CERTIFICATES. IN THIS SUPPLEMENT, WE DESCRIBE THE FUNDS THAT ARE AVAILABLE TO YOU UNDER THE GROUP CONTRACT AND CERTIFICATES.

The following table summarizes the fee and expense information for the Funds. For more information about the Funds, see THE FUNDS section on page 10.

=====================================================================================================
                                                                                      TOTAL FUND
                                                INVESTMENT                          ANNUAL EXPENSES
                  FUNDS                         MANAGEMENT    12B-1    OTHER        (AFTER EXPENSE
                                                   FEE        FEES   EXPENSES     REIMBURSEMENTS) (1)
============================================= ============== ====== =========== =====================
THE PRUDENTIAL SERIES FUND, INC.
 Conservative Balanced Portfolio (2)              0.55%        -       0.02%            0.57%
 Diversified Bond Portfolio (2)                   0.40%        -       0.02%            0.42%
 Equity Portfolio (2)                             0.45%        -       0.02%            0.47%
 Equity Income Portfolio (2)                      0.40%        -       0.02%            0.42%
 Flexible Managed Portfolio (2)                   0.60%        -       0.01%            0.61%
 Global Portfolio (2)                             0.75%        -       0.11%            0.86%
 Government Income Portfolio (2)                  0.40%        -       0.03%            0.43%
 High Yield Bond Portfolio (2)                    0.55%        -       0.03%            0.58%
 Money Market Portfolio (2)                       0.40%        -       0.01%            0.41%
 Natural Resources Portfolio (2)                  0.45%        -       0.04%            0.49%
 Prudential Jennison Portfolio (2)                0.60%        -       0.03%            0.63%
 Small Capitalization Stock Portfolio (2)         0.40%        -       0.07%            0.47%
 Stock Index Portfolio (2)                        0.35%        -       0.02%            0.37%
 Zero Coupon Bond 2005 Portfolio (2)              0.40%        -       0.21%            0.61%

--------------------------------------------- -------------- ------ ----------- ---------------------
AIM VARIABLE INSURANCE FUNDS, INC.
 AIM V.I. Capital Appreciation Fund               0.62%        -       0.05%            0.67%
 AIM V.I. Diversified Income Fund                 0.60%        -       0.17%            0.77%
 AIM V.I. Global Utilities Fund                   0.65%        -       0.46%            1.11%
 AIM V.I. Government Securities Fund              0.50%        -       0.26%            0.76%
 AIM V.I. Growth Fund                             0.64%        -       0.08%            0.72%
 AIM V.I. Growth and Income Fund                  0.61%        -       0.04%            0.65%
 AIM V.I. International Equity Fund               0.75%        -       0.16%            0.91%
 AIM V.I. Value Fund                              0.61%        -       0.05%            0.66%

--------------------------------------------- -------------- ------ ----------- ---------------------


GL.99.597


=====================================================================================================
                                                                                      TOTAL FUND
                                                INVESTMENT                          ANNUAL EXPENSES
                  FUNDS                         MANAGEMENT    12B-1    OTHER        (AFTER EXPENSE
                                                   FEE        FEES   EXPENSES     REIMBURSEMENTS) (1)
============================================= ============== ====== =========== =====================
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
 Global Bond Portfolio (3)                        0.64%        -       0.29%            0.93%
 Global Dollar Government Portfolio (3)           0.39%        -       0.56%            0.95%
 Growth Portfolio (3)                             0.75%        -       0.12%            0.87%
 Growth and Income Portfolio (3)                  0.63%        -       0.10%            0.73%
 International Portfolio (3)                      0.58%        -       0.37%            0.95%
 Premier Growth Portfolio (3)                     0.97%        -       0.09%            1.06%
 Quasar Portfolio (3)                             0.73%        -       0.22%            0.95%
 Real Estate Investment Portfolio (3)             0.08%        -       0.87%            0.95%
 Technology Portfolio (3)                         0.81%        -       0.14%            0.95%
 U.S. Government/High Grade
   Securities Portfolio (3)                       0.60%        -       0.18%            0.78%
 Utility Income Portfolio (3)                     0.58%        -       0.37%            0.95%
 Worldwide Privatization Portfolio (3)            0.25%        -       0.70%            0.95%

--------------------------------------------- -------------- ------ ----------- ---------------------
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 VP Balanced Portfolio (4)                         N/A         -        N/A             1.00%
 VP International Portfolio (4)                    N/A         -        N/A             1.50%
 VP Value Portfolio (4)                            N/A         -        N/A             1.00%

--------------------------------------------- -------------- ------ ----------- ---------------------
BERGER INSTITUTIONAL PRODUCTS TRUST
 Berger IPT - 100 Fund (5)                        0.75%        -       0.25%            1.00%
 Berger IPT - Growth and Income Fund (6)          0.75%        -       0.25%            1.00%
 Berger IPT - Small Company Growth Fund (7)       0.90%        -       0.25%            1.15%
 Berger/BIAM IPT - International Fund (8)         0.90%        -       0.30%            1.20%

--------------------------------------------- -------------- ------ ----------- ---------------------
DREYFUS FUNDS
 Capital Appreciation Portfolio                   0.75%        -       0.06%            0.81%
 Disciplined Stock Portfolio                      0.75%        -       0.13%            0.88%
 Growth and Income Portfolio                      0.75%        -       0.03%            0.78%
 International Equity Portfolio                   0.75%        -       0.24%            0.99%
 International Value Portfolio                    1.00%        -       0.29%            1.29%
 Quality Bond Portfolio                           0.65%        -       0.08%            0.73%
 Small Cap Portfolio                              0.75%        -       0.02%            0.77%
 Small Company Stock Portfolio                    0.75%        -       0.23%            0.98%
 Socially Responsible Growth Fund                 0.75%        -       0.05%            0.80%
 Special Value Portfolio                          0.75%        -       0.08%            0.83%

--------------------------------------------- -------------- ------ ----------- ---------------------
FRANKLIN(R) TEMPLETON(R): TEMPLETON VARIABLE
PRODUCTS SERIES FUND (CLASS 2 SHARES)
 Templeton Asset Allocation Fund (9)              0.60%      0.25%     0.18%            1.03%
 Templeton Bond Fund (10)                         0.50%      0.15%     0.23%            0.88%
 Templeton Developing Markets Fund (9)            1.25%      0.25%     0.41%            1.91%
 Templeton International Fund (9)                 0.69%      0.25%     0.17%            1.11%
 Templeton Stock Fund (9)                         0.70%      0.25%     0.19%            1.14%

--------------------------------------------- -------------- ------ ----------- ---------------------


=====================================================================================================
                                                                                      TOTAL FUND
                                                INVESTMENT                          ANNUAL EXPENSES
                  FUNDS                         MANAGEMENT    12B-1    OTHER        (AFTER EXPENSE
                                                   FEE        FEES   EXPENSES     REIMBURSEMENTS) (1)
============================================= ============== ====== =========== =====================
INVESCO VARIABLE INVESTMENT FUNDS, INC.
 VIF-Blue Chip Growth Fund (11) (12)              0.85%        -       0.72%            1.57%
 VIF-Dynamics Fund (11) (12)                      0.60%        -       0.85%            1.45%
 VIF-Equity Income Fund (11) (12)                 0.75%        -       0.18%            0.93%
 VIF-Health Sciences Fund (11) (12)               0.75%        -       0.52%            1.27%
 VIF-High Yield Fund (12)                         0.60%        -       0.47%            1.07%
 VIF-Small Company Growth Fund (11) (12)          0.75%        -       1.12%            1.87%
 VIF-Technology Fund (11) (12)                    0.75%        -       0.65%            1.40%
 VIF-Total Return Fund (11) (12)                  0.75%        -       0.42%            1.17%
 VIF-Utilities Fund (11) (12)                     0.60%        -       0.48%            1.08%

--------------------------------------------- -------------- ------ ----------- ---------------------
JANUS ASPEN SERIES
 Aggressive Growth Portfolio (13)                 0.72%        -       0.03%            0.75%
 Balanced Portfolio (13)                          0.72%        -       0.02%            0.74%
 Flexible Income Portfolio                        0.65%        -       0.08%            0.73%
 Growth Portfolio (13)                            0.65%        -       0.03%            0.68%
 High-Yield Portfolio (13)                        0.00%        -       1.00%            1.00%
 International Growth Portfolio (13)              0.66%        -       0.20%            0.86%
 Worldwide Growth Portfolio (13)                  0.65%        -       0.07%            0.72%

--------------------------------------------- -------------- ------ ----------- ---------------------
J.P. MORGAN SERIES TRUST II
 J.P. Morgan Bond Portfolio (14)                  0.30%        -       0.45%            0.75%
 J.P. Morgan Equity Portfolio (14)                0.40%        -       0.50%            0.90%
 J.P. Morgan International Opportunities
   Portfolio (14)                                 0.60%        -       0.60%            1.20%
 J.P. Morgan Small Company Portfolio (14)         0.60%        -       0.55%            1.15%

--------------------------------------------- -------------- ------ ----------- ---------------------
KEMPER VARIABLE SERIES
 Blue Chip Portfolio (15)                         0.65%        -       0.11%            0.76%
 Contrarian Value Portfolio (15)                  0.75%        -       0.03%            0.78%
 Government Securities Portfolio                  0.55%        -       0.11%            0.66%
 Growth Portfolio                                 0.60%        -       0.05%            0.65%
 High Yield Portfolio                             0.60%        -       0.05%            0.65%
 Horizon 5 Portfolio (15)                         0.60%        -       0.06%            0.66%
 Horizon 10+ Portfolio (15)                       0.60%        -       0.04%            0.64%
 International Portfolio                          0.75%        -       0.18%            0.93%
 Investment Grade Bond Portfolio (15)             0.60%        -       0.07%            0.67%
 Small Cap Growth Portfolio                       0.65%        -       0.05%            0.70%
 Small Cap Value Portfolio (15)                   0.75%        -       0.05%            0.80%
 Total Return Portfolio                           0.55%        -       0.05%            0.60%
 Value + Growth Portfolio (15)                    0.75%        -       0.03%            0.78%

--------------------------------------------- -------------- ------ ----------- ---------------------


=====================================================================================================
                                                                                      TOTAL FUND
                                                INVESTMENT                          ANNUAL EXPENSES
                  FUNDS                         MANAGEMENT    12B-1    OTHER        (AFTER EXPENSE
                                                   FEE        FEES   EXPENSES     REIMBURSEMENTS) (1)
============================================= ============== ====== =========== =====================
LAZARD RETIREMENT SERIES, INC.
 Emerging Markets Portfolio (16)                  1.00%      0.25%     0.35%            1.60%
 Equity Portfolio (16)                            0.75%      0.25%     0.25%            1.25%
 International Equity Portfolio (16)              0.75%      0.25%     0.25%            1.25%
 Small Cap Portfolio (16)                         0.75%      0.25%     0.25%            1.25%

--------------------------------------------- -------------- ------ ----------- ---------------------
MFS(R) VARIABLE INSURANCE TRUST(SM)
 MFS Bond Series (17) (18)                        0.60%        -       0.42%            1.02%
 MFS Capital Opportunities Series (17) (18)       0.75%        -       0.27%            1.02%
 MFS Emerging Growth Series (17)                  0.75%        -       0.10%            0.85%
 MFS Global Government Series (17) (18)           0.75%        -       0.26%            1.01%
 MFS Growth With Income Series (17)               0.75%        -       0.13%            0.88%
 MFS High Income Series (17) (18)                 0.75%        -       0.28%            1.03%
 MFS Research Series (17)                         0.75%        -       0.11%            0.86%
 MFS Total Return Series (17) (18)                0.75%        -       0.16%            0.91%
 MFS Utilities Series (17) (18)                   0.75%        -       0.26%            1.01%

--------------------------------------------- -------------- ------ ----------- ---------------------
NEUBERGER BERMAN ADVISORS MANAGEMENT
TRUST ("AMT") (19)
 AMT Balanced Portfolio                           0.85%        -       0.18%            1.03%
 AMT Growth Portfolio                             0.83%        -       0.09%            0.92%
 AMT Limited Maturity Bond Portfolio              0.65%        -       0.11%            0.76%
 AMT Partners Portfolio                           0.78%        -       0.06%            0.84%

--------------------------------------------- -------------- ------ ----------- ---------------------
THE ROYCE PORTFOLIOS
 Royce Micro-Cap Portfolio (20)                   1.25%        -       0.10%            1.35%
 Royce Premier Portfolio (20)                     1.00%        -       0.35%            1.35%
 Royce Total Return Portfolio (20)                1.00%        -       0.35%            1.35%

--------------------------------------------- -------------- ------ ----------- ---------------------
SCUDDER VARIABLE LIFE INVESTMENT FUND
(CLASS B SHARES)
 Balanced Portfolio                              0.475%     0.00%    0.082%            0.56%
 Bond Portfolio                                  0.475%     0.00%    0.094%            0.57%
 Capital Growth Portfolio                        0.466%     0.25%    0.037%            0.75%
 Global Discovery Portfolio (21)                 0.975%     0.25%    0.815%            2.04%
 Growth & Income Portfolio                       0.475%     0.23%    0.086%            0.79%
 International Portfolio                         0.867%     0.23%    0.177%            1.28%

--------------------------------------------- -------------- ------ ----------- ---------------------
THE STRONG FUNDS
 Strong Discovery Fund II (22)                    1.00%        -       0.18%            1.18%
 Strong Mid Cap Growth Fund II (22) (23)          1.00%        -       0.20%            1.20%
 Strong International Stock Fund II (22) (24)     1.00%        -       0.62%            1.62%
 Strong Opportunity Fund II (22)                  1.00%        -       0.16%            1.16%

--------------------------------------------- -------------- ------ ----------- ---------------------


=====================================================================================================
                                                                                      TOTAL FUND
                                                INVESTMENT                          ANNUAL EXPENSES
                  FUNDS                         MANAGEMENT    12B-1    OTHER        (AFTER EXPENSE
                                                   FEE        FEES   EXPENSES     REIMBURSEMENTS) (1)
============================================= ============== ====== =========== =====================
T. ROWE PRICE VARIABLE FUNDS
 Equity Income Portfolio (25)                     0.85%        -       0.00%            0.85%
 International Stock Portfolio (25)               1.05%       -       0.00%             1.05%
 Limited-Term Bond Portfolio (25)                 0.70%        -       0.00%            0.70%
 Mid-Cap Growth Portfolio (25)                    0.85%        -       0.00%            0.85%
 New America Growth Portfolio (25)                0.85%        -       0.00%            0.85%
 Personal Strategy Balanced Portfolio (25)        0.90%        -       0.00%            0.90%

--------------------------------------------- -------------- ------ ----------- ---------------------
WARBURG PINCUS TRUST I
 Emerging Markets Portfolio (26)                  0.20%        -       1.20%            1.40%
 International Equity Portfolio                   1.00%        -       0.33%            1.33%
 Post-Venture Capital Portfolio (26)              1.08%        -       0.32%            1.40%
 Small Company Growth Portfolio                   0.90%        -       0.24%            1.14%
WARBURG PINCUS TRUST II
 Fixed Income Portfolio (27)                      0.20%        -       0.79%            0.99%
 Global Fixed Income Portfolio (27)               0.48%        -       0.51%            0.99%

============================================= ============== ====== =========== =====================

----------
(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) With respect to the Prudential Series Fund, Inc. portfolios, except for the Global Portfolio, Prudential reimburses a portfolio when its ordinary operating expenses, excluding taxes, interest, and brokerage commissions exceed 0.75% of the portfolio's average daily net assets. The amounts listed for the portfolios under Other Expenses are based on amounts incurred in the last fiscal year.

(3) Total Fund Annual Expenses for the Alliance Variable Products Series Fund, Inc. are stated net of expenses waived or reimbursed. The expenses of the following Portfolios, before expense reimbursements, would be: Global Bond
      Portfolio: investment management fee 0.65%, other expenses 0.52% and total fund annual expenses 1.17%; Global Dollar Government Portfolio: investment management fee 0.75%, other expenses 1.00% and total fund annual expenses 1.75%; Growth Portfolio: investment management fee 0.75%, other expenses 0.12% and total fund annual expenses 0.87%; Growth and Income Portfolio: investment management fee 0.625%, other expenses 0.105% and total fund annual expenses 0.73%; International Portfolio: investment management fee 1.00%, other expenses 0.37% and total fund annual expenses 1.37%; Premier Growth Portfolio: investment management fee 1.00%, other expenses 0.09% and total fund annual expenses 1.09%; Quasar Portfolio: investment management fee 1.00%, other expenses 0.30% and total fund annual expenses 1.30%; Real Estate Investment Portfolio: investment management fee 0.90%, other expenses 0.87% and total fund annual expenses 1.77%; Technology
      Portfolio: investment management fee 1.00%, other expenses 0.20% and total fund annual expenses 1.20%; U.S.

      Government/High Grade Securities Portfolio: investment management fee 0.60%, other expenses 0.31% and total fund annual expenses 0.91%; Utility Income Portfolio: investment management fee 0.75%, other expenses 0.60% and total fund annual expenses 1.35%; and Worldwide Privatization
      Portfolio: investment management fee 1.00%, other expenses 0.70% and total fund annual expenses 1.70%.

(4)   Fees for the American Century Variable Portfolios, Inc. are all-inclusive.

(5) Under a written contract, the Berger IPT - 100 Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 2.88%.

(6) Under a written contract, the Berger IPT - Growth and Income Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 1.99%.

(7) Under a written contract, the Berger IPT - Small Company Growth Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.15%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 2.19%.

(8) Under a written contract, the Berger/BIAM IPT - International Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.20%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 2.85%.

(9) Class 2 of the Templeton Variable Products Series Templeton Asset Allocation Fund, Templeton Developing Markets Fund, Templeton International Fund, and Templeton Stock Fund has a distribution plan or "Rule 12b-1 Plan" which is described in the Fund's prospectus. Expenses may vary.

(10) Class 2 of the Templeton Variable Products Series Templeton Bond Fund has a distribution plan or "Rule 12b-1 Plan" which is described in the Fund's prospectus. Because no Class 2 shares were issued as of December 31, 1998, figures (other than "Rule 12b-1 Fees") are based on the Fund's Class 1 expenses for the fiscal year ended December 31, 1998, plus Class 2's maximum annual Rule 12b-1 fee of 0.15%. Expenses may vary.

(11) Certain expenses of the VIF-Blue Chip Growth Fund, the VIF-Dynamics Fund, the VIF-Equity Income Fund, the VIF-Health Sciences Fund, the VIF-Small Company Growth Fund, the VIF-Technology Fund, the VIF-Total Return Fund, and the VIF-Utilities Fund for the INVESCO Variable Investment, Inc. are being voluntarily absorbed by INVESCO. If such expenses had not been voluntarily absorbed, the ratio of expenses to average net assets for Blue Chip Growth, Dynamics, Equity Income, Health Sciences, Small Company Growth, Technology, Total Return and Utilities Portfolios would have been 12.29%, 15.01%, 1.17%, 4.32%, 12.67%, 6.60%, 1.24% and 1.84%,
      respectively.

(12) Each actual Total Fund Operating Expenses for the INVESCO Variable Investment Funds, Inc. were lower than the figures shown, because their transfer agent fees and/or custodian fees were reduced under expense offset arrangements. Because of SEC requirements, the figures shown do not reflect these reductions.

(13) All expenses are stated with contractual waivers and fee reductions by Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth, International Growth and Worldwide Growth Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the other waivers and fee reductions until at least the next annual renewal of the advisory agreement. Without such waivers and fee reductions, the Total Fund Annual Expenses would have been: 0.75% for Aggressive Growth; 0.74% for Balanced; 0.73% for Flexible Income; 0.75% for Growth; 2.11% for High-Yield; 0.95% for International Growth; and 0.74% for Worldwide Growth Portfolios.

(14) The information in the J.P. Morgan Series Trust II section of the foregoing table has been restated to reflect an agreement by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the Trust to the extent certain expenses exceed in any fiscal year 0.75%, 0.90%, 1.20% and 1.15% of the average daily net assets of J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio, J.P. Morgan International Opportunities Portfolio and J.P. Morgan Small Company Portfolio, respectively. Without such reimbursements, total fund annual expenses would have been 1.02% for the J.P. Morgan Bond Portfolio, 1.48% for the J.P. Morgan Equity Portfolio, 3.26% for the J.P. Morgan International Opportunities Portfolio and 3.43% for the J.P. Morgan Small Company Portfolio.

(15) Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing on the date of this prospectus, to limit their respective fees and to reimburse other operating expenses, in a manner communicated to the Board of the Fund, to the extent necessary to limit total operating expenses of the following described Portfolios to the amounts set forth after the Portfolio names: Kemper Value + Growth Portfolio (.84%), Kemper Contrarian Value Portfolio (.80%), Kemper Small Cap Value Portfolio (.84%), Kemper Horizon 5 Portfolio (.97%), Kemper Horizon 10+ Portfolio (.83%), Kemper Investment Grade Bond

      Portfolio (.80%), and Kemper Blue Chip Portfolio (.95%). The amounts set forth in the table above reflect actual expenses for the past fiscal year, which were lower than these expense limits.

(16) Lazard Asset Management, the Fund's Investment Manager, agrees to reimburse the Emerging Markets Portfolio, Equity Portfolio, International Equity Portfolio and Small Cap Portfolio through December 31, 1999 to the extent Total Fund Annual Expenses exceed 1.60%, 1.25%, 1.25% and 1.25%, respectively, of the Portfolio's average daily net assets. Absent such an agreement with the Investment Manager, the actual Total Fund Annual Expenses for the year ended December 31, 1998 would have been: 14.37% for the Emerging Markets Portfolio, 21.32% for the Equity Portfolio, 48.67% for the International Equity Portfolio, and 16.20% for the Small Cap Portfolio.

(17) Each series in the MFS(R) Variable Insurance Trust(sm) has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

(18) MFS has agreed to bear expenses for these series, subject to reimbursement by these series, such that each such series' "Other Expenses" shall not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.40% for the Bond Series, and 0.25% for each remaining series, except for the Emerging Growth Series, the Research Series, and the Growth With Income Series, which have no such limitation. The payments made by MFS on behalf of each series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS or December 31, 2004. Without such waivers and fee reductions, the Total Fund Annual Expenses would have been: 1.23% for Bond Series; 1.11% for Capital Opportunities Series; 1.11% for Global Government Series; 0.96% for High Income Series; 0.91% for Total Return Series; and 0.98% for Utilities Series Portfolios.

(19) Neuberger Berman Advisers Management Trust is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management/Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by the corresponding Series. Similarly, the figures reported under "Other Expenses" include all other expenses of the Portfolio and its corresponding Series.

(20) Royce & Associates, Inc., the Royce Portfolios' investment adviser, has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Net Annual Operating Expense ratio at or below 1.35% through December 31, 1999. Absent such waivers and fee reductions, the Total Fund Annual Expenses would have been: 2.59% for Royce Micro-Cap; 7.05% for Royce Premier; and 18.08% for Royce Total Return Portfolios.

(21) Until April 30, 1998, the Adviser for the Scudder Variable Life Investment Fund-(Class B Shares) agreed to waive a portion of its management fee to the extent necessary to limit the expenses of the Global Discovery Portfolio to 1.50% of average daily net assets. As a result, net 1998 expenses were: management fee 0.92% and total expenses 1.98%. The Scudder Variable Life Investment Fund (Class B Shares) section of the chart above shows the expenses without this expense limitation.

(22) Fees and expenses for all Strong Funds are calculated on an annualized basis as of December 31, 1998 through the fiscal year end.

(23) The Strong Mid Cap Growth Fund II advisor may from time to time voluntarily limit expenses of the fund. During 1998, the advisor absorbed expenses of 0.24%. If these expenses had not been absorbed, Total Fund Annual Expenses would have equaled 1.44%.

(24) The Strong International Stock Fund II advisor may from time to time voluntarily limit expenses of the fund. During 1998, the advisor absorbed expenses of 0.06%. If these expenses had not been absorbed, Total Fund Annual Expenses would have equaled 1.68%.

(25) The investment management fee for all Portfolios in the T. Rowe Price Variable Funds includes the ordinary expenses of operating the Portfolios. Fees and expenses are for the year ended December 31, 1998.

(26) Absent the waiver of fees and reimbursement of expenses by the Warburg Pincus Trust I investment adviser and co-administrator, the investment management fee would have equaled 1.25% and 1.25%; other expenses would have equaled 6.96% and 0.45%; and total fund annual expenses would have equaled 8.21% and 1.70% for the Emerging Markets and Post-Venture Capital Portfolios, respectively, based on actual fees and expenses for the fiscal year ended December 31, 1998. Fee waivers and expense reimbursements or credits may be discontinued at any time.

(27) Absent the waiver of fees and reimbursement of expenses by the Warburg Pincus Trust II investment adviser and co-administrator, investment management fees would have equaled 0.50% and 1.00%, other expenses would have equaled 4.82% and 2.99% and total portfolio annual expenses would have equaled 5.32% and 3.99% for the Fixed Income and Global Fixed Income Portfolios, respectively, based on actual fees and expenses for the fiscal year ended December 31, 1998. Fee waivers and expense reimbursements or credits may be discontinued at any time.

THE FUNDS

Set out below is a list of each Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.


THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives, principal strategies and fees are as follows:

CONSERVATIVE BALANCED PORTFOLIO: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

EQUITY INCOME PORTFOLIO: The investment objective is both current income and capital appreciation. The Portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") or the NYSE Composite Index.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

GOVERNMENT INCOME PORTFOLIO: The investment objective is a high level of income over the longer term consistent with the preservation of capital. The Portfolio invests primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government.

HIGH YIELD BOND PORTFOLIO: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

NATURAL RESOURCES PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

PRUDENTIAL JENNISON PORTFOLIO: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

SMALL CAPITALIZATION STOCK PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalization.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

ZERO COUPON BOND 2005 PORTFOLIO: The investment objective of this portfolio is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. The Portfolio invests primarily in debt obligations of the U.S. Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations.

Prudential is the investment adviser of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a service agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a subadvisory agreement with its wholly-owned subsidiary Jennison Associates LLC ("Jennison"), under which Jennison provides investment advisory services for the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC and Jennison are registered as investment advisers under the Investment Advisers Act of 1940.


===========================================================================================
                                                                              TOTAL FUND
                                              INVESTMENT                    ANNUAL EXPENSES
                 FUNDS                        MANAGEMENT        OTHER       (AFTER EXPENSE
                                                 FEE          EXPENSES      REIMBURSEMENTS)
------------------------------------------ --------------- -------------- -----------------
THE SERIES FUND
 Conservative Balanced Portfolio (1)            0.55%           0.02%            0.57%
 Diversified Bond Portfolio (1)                 0.40%           0.02%            0.42%
 Equity Portfolio (1)                           0.45%           0.02%            0.47%
 Equity Income Portfolio (1)                    0.40%           0.02%            0.42%
 Flexible Managed Portfolio (1)                 0.60%           0.01%            0.61%
 Global Portfolio (1)                           0.75%           0.11%            0.86%
 Government Income Portfolio (1)                0.40%           0.03%            0.43%
 High Yield Bond Portfolio (1)                  0.55%           0.03%            0.58%
 Money Market Portfolio (1)                     0.40%           0.01%            0.41%
 Natural Resources Portfolio (1)                0.45%           0.04%            0.49%
 Prudential Jennison Portfolio (1)              0.60%           0.03%            0.63%
 Small Capitalization Stock Portfolio (1)       0.40%           0.07%            0.47%
 Stock Index Portfolio (1)                      0.35%           0.02%            0.37%
 Zero Coupon Bond 2005 Portfolio (1)            0.40%           0.21%            0.61%

========================================== =============== ============== =================

----------
(1) SERIES FUND. With respect to the Series Fund portfolios, except for the Global Portfolio, Prudential reimburses a portfolio when its ordinary operating expenses, excluding taxes, interest, and brokerage commissions exceed 0.75% of the portfolio's average daily net assets. The amounts listed for the portfolios under Other Expenses are based on amounts incurred in the last fiscal year.


AIM VARIABLE INSURANCE FUNDS, INC.

The portfolios of the AIM Variable Insurance Funds, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:


AIM V.I. CAPITAL APPRECIATION FUND: The fund's investment objective is growth of capital through investment in common stocks, with emphasis on medium- and small-sized growth companies.

AIM V.I. DIVERSIFIED INCOME FUND: The fund's investment objective is to achieve a high level of current income.

AIM V.I. GLOBAL UTILITIES FUND: The fund's investment objectives are to achieve a high level of current income and secondarily, growth of capital, by investing primarily in the common and preferred stocks of public utility companies (either domestic or foreign).

AIM V.I. GOVERNMENT SECURITIES FUND: The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.

AIM V.I. GROWTH FUND: The fund's investment objective is to seek growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum.

AIM V.I. GROWTH AND INCOME FUND: The fund's primary investment objective is growth of capital with a secondary objective of current income.

AIM V.I. INTERNATIONAL EQUITY FUND: The fund's investment objective is to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. VALUE FUND: The fund's investment objective is to achieve long-term growth of capital by investing primarily in equity securities judged by the fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

A I M Advisors, Inc. ("AIM") serves as the investment advisor to each Fund. AIM's principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

=======================================================================================

                 FUNDS                     MANAGEMENT        OTHER        TOTAL FUND
                                              FEE          EXPENSES     ANNUAL EXPENSES
----------------------------------------- ------------- ------------- -----------------
 AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Capital Appreciation Fund         0.62%           0.05%          0.67%
  AIM V.I. Diversified Income Fund           0.60%           0.17%          0.77%
  AIM V.I. Global Utilities Fund             0.65%           0.46%          1.11%
  AIM V.I. Government Securities Fund        0.50%           0.26%          0.76%
  AIM V.I. Growth Fund                       0.64%           0.08%          0.72%
  AIM V.I. Growth and Income Fund            0.61%           0.04%          0.65%
  AIM V.I. International Equity Fund         0.75%           0.16%          0.91%
  AIM V.I. Value Fund                        0.61%           0.05%          0.66%

========================================= ============= ============= =================


ALLIANCE CAPITAL

The portfolios of the Alliance Variable Products Series Fund, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

GLOBAL BOND PORTFOLIO: Seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO: Seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed-income securities denominated only in U.S. dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal.


GROWTH PORTFOLIO: Seeks long-term growth of capital by investing primarily in common stocks and other equity securities.

GROWTH AND INCOME PORTFOLIO: Seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

INTERNATIONAL PORTFOLIO: Seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

PREMIER GROWTH PORTFOLIO: Seeks growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. This portfolio is not intended for investors whose principal objective is assured income or preservation of capital.


QUASAR PORTFOLIO: Seeks growth of capital by pursuing aggressive investment policies. This portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.


REAL ESTATE INVESTMENT PORTFOLIO: Seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

TECHNOLOGY PORTFOLIO: Seeks growth of capital through investment in companies expected to benefit from advances in technology. This portfolio will invest principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO: Seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities and other high grade debt securities.

UTILITY INCOME PORTFOLIO: Seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the "utilities industry." The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. The utilities industry consists of companies engaged in the manufacture, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communications equipment and services, and in the provision of other utility or utility-related goods and services.

WORLDWIDE PRIVATIZATION PORTFOLIO: Seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.

Alliance Capital Management L.P. ("Alliance") is the investment adviser to each of the above-mentioned funds. Alliance's principal business address is 1345 Avenue of the Americas, New York, New York 10105. The principal underwriter of the funds is Alliance Fund Distributors, Inc., a subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105.

============================================================================================
                                                                               TOTAL FUND
                                                 INVESTMENT                  ANNUAL EXPENSES
                    FUNDS                        MANAGEMENT      OTHER       (AFTER EXPENSE
                                                    FEE         EXPENSES     REIMBURSEMENTS)
---------------------------------------------- -------------- ------------ -----------------
 ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
  Global Bond Portfolio (1)                        0.64%          0.29%           0.93%
  Global Dollar Government Portfolio (1)           0.39%          0.56%           0.95%
  Growth Portfolio (1)                             0.75%          0.12%           0.87%
  Growth and Income Portfolio (1)                  0.63%          0.10%           0.73%
  International Portfolio (1)                      0.58%          0.37%           0.95%
  Premier Growth Portfolio (1)                     0.97%          0.09%           1.06%
  Quasar Portfolio (1)                             0.73%          0.22%           0.95%
  Real Estate Investment Portfolio (1)             0.08%          0.87%           0.95%
  Technology Portfolio (1)                         0.81%          0.14%           0.95%
  U.S. Government/High Grade Securities
    Portfolio (1)                                  0.60%          0.18%           0.78%
  Utility Income Portfolio (1)                     0.58%          0.37%           0.95%
  Worldwide Privatization Portfolio (1)            0.25%          0.70%           0.95%

============================================== ============== ============ =================

----------
(1) Net of expenses waived or reimbursed. The expenses of the following Portfolios, before expense reimbursements, would be: Global Bond
      Portfolio: investment management fee 0.65%, other expenses 0.52% and total fund annual expenses 1.17%; Global Dollar Government Portfolio: investment management fee 0.75%, other expenses 1.00% and total fund annual expenses 1.75%; Growth Portfolio: investment management fee 0.75%, other expenses 0.12% and total fund annual expenses 0.87%; Growth and Income Portfolio: investment management fee 0.625%, other expenses 0.105% and total fund annual expenses 0.73%; International Portfolio: investment management fee 1.00%, other expenses 0.37% and total fund annual expenses 1.37%; Premier Growth Portfolio: investment management fee 1.00%, other expenses 0.09% and total fund annual expenses 1.09%; Quasar Portfolio: investment management fee 1.00%, other expenses 0.30% and total fund annual expenses 1.30%; Real Estate Investment Portfolio: investment management fee 0.90%, other expenses 0.87% and total fund annual expenses 1.77%; Technology
      Portfolio: investment management fee 1.00%, other expenses 0.20% and total fund annual expenses 1.20%; U.S. Government/High Grade Securities
      Portfolio: investment management fee 0.60%, other expenses 0.31% and total fund annual expenses 0.91%; Utility Income
      Portfolio: investment management fee 0.75%, other expenses 0.60% and total fund annual expenses 1.35%; and Worldwide Privatization Portfolio: investment management fee 1.00%, other expenses 0.70% and total fund annual expenses 1.70%.


AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

The portfolios of American Century Variable Portfolios, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:


VP BALANCED PORTFOLIO: The investment objective of the VP Balanced Portfolio is capital growth and current income. Management of the Portfolio intends to maintain approximately 60% of the Portfolio's assets in the equity securities described in the prospectus, and intends to maintain approximately 40% of the Portfolio's assets in fixed income securities.


VP INTERNATIONAL PORTFOLIO: Seeks capital growth over time by investing in common stocks of foreign companies considered to have better-than-average prospects for appreciation.

VP VALUE PORTFOLIO: Seeks long-term capital growth with income as a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of well-established companies that are believed by management to be undervalued at the time of purchase.


The investment adviser for each fund is American Century Investment Management, Inc. ("ACIM"). ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. Funds Distributor, Inc. distributes shares of American Century funds, and all sales of fund shares are subject to approval by Funds Distributor, Inc.


      ---------------------------------------------------------------------
                          FUNDS                             TOTAL FUND
                                                          ANNUAL EXPENSES
      ------------------------------------------------ --------------------
       AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
        VP Balanced Portfolio (1)                              1.00%
        VP International Portfolio (1)                         1.50%
        VP Value Portfolio (1)                                 1.00%

      ================================================ ====================


----------
(1)   Fees are all-inclusive.


THE BERGER FUNDS


The portfolios of the Berger Institutional Products Trust ("Berger IPT") in which the Separate Account may currently invest and their investment objectives and fees are as follows:

BERGER IPT - 100 FUND: The investment objective of the Berger IPT - 100 Fund is long term capital appreciation. The Berger IPT - 100 Fund seeks to achieve this objective by investing primarily in common stocks of established companies which are believed to offer favorable growth prospects. Current income is not an investment objective of the Berger IPT - 100 Fund, and any income produced will be a by-product of the effort to achieve the Fund's objective.

BERGER IPT - GROWTH AND INCOME FUND: The primary investment objective of the Berger IPT Growth and Income Fund is capital appreciation. A secondary objective is to provide a moderate level of current income. The Berger IPT - Growth and Income Fund seeks to achieve these objectives by investing primarily in common stocks and other securities, such as convertible securities and preferred stocks, which the Fund's advisor believes offer favorable growth prospects and are expected to also provide current income.

BERGER IPT - SMALL COMPANY GROWTH FUND: The investment objective of the Berger IPT - Small Company Growth Fund is capital appreciation. The Berger IPT - Small Company Growth Fund seeks to achieve this objective by investing primarily in equity securities (including common and preferred stocks, convertible debt securities and other securities having equity features) of small growth companies whose market capitalization, at the time of the initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(TM) Index.

BERGER/BIAM IPT - INTERNATIONAL FUND: The investment objective of the Berger/BIAM IPT International Fund is long- term capital appreciation. The Berger/BIAM IPT - International Fund seeks to achieve this objective by investing primarily in common stocks of well established companies located outside the United States. The Fund intends to diversify its holdings among several countries and to have, under normal market conditions, at least 65% of the Fund's total assets invested in the securities of companies located in at least five countries, not including the United States.

Berger Associates, Inc. ("Berger") is the investment adviser to the Berger IPT - 100 Fund, Berger IPT - Growth and Income Fund and Berger IPT - Small Company Growth Fund. BBOI Worldwide LLC ("BBOI"), a joint venture of Berger and Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), is the adviser to the Berger/BIAM IPT - International Fund, and BIAM serves as the Fund's subadviser. Berger Distributors, Inc., a wholly-owned subsidiary of Berger, is the principal underwriter for all of the portfolios of Berger IPT. The principal business address of Berger, BBOI and Berger Distributors, Inc. is 210 University Boulevard, Denver, Colorado 80206.



===========================================================================================
                                                                              TOTAL FUND
                                                INVESTMENT                  ANNUAL EXPENSES
                    FUNDS                       MANAGEMENT       OTHER      (AFTER EXPENSE
                                                   FEE         EXPENSES     REIMBURSEMENTS)
 -------------------------------------------- -------------- ------------ -----------------
 BERGER INSTITUTIONAL PRODUCTS TRUST
  Berger IPT - 100 Fund (1)                       0.75%          0.25%           1.00%
  Berger IPT - Growth and Income Fund (2)         0.75%          0.25%           1.00%
  Berger IPT - Small Company Growth Fund (3)      0.90%          0.25%           1.15%
  Berger/BIAM IPT - International Fund (4)        0.90%          0.30%           1.20%

============================================ ============== ============ =================

----------
(1) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 2.88%.

(2) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 1.99%.

(3) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.15%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 2.19%.

(4) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.20%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 2.85%.


DREYFUS CORPORATION FUNDS

The portfolios of the Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and the Dreyfus Stock Index Fund in which the Separate Account may currently invest and their investment objectives and fees are as follows:

CAPITAL APPRECIATION PORTFOLIO: Seeks to provide long-term capital growth consistent with the preservation of capital; current income is a secondary investment objective. This portfolio invests primarily in the common stocks of domestic and foreign issuers.


DISCIPLINED STOCK PORTFOLIO: Seeks to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Index. This portfolio will use quantitative statistical modeling techniques to construct a portfolio in an attempt to achieve its investment objective, without assuming undue risk relative to the broad stock market.


GROWTH AND INCOME PORTFOLIO: Seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. This portfolio invests primarily in equity securities of domestic and foreign issuers. The portfolio also may invest in debt securities and money market instruments of domestic and foreign issuers.

INTERNATIONAL EQUITY PORTFOLIO: Seeks to maximize capital growth. This portfolio invests primarily in equity securities of foreign issuers located throughout the world.

INTERNATIONAL VALUE PORTFOLIO: Seeks long-term capital growth. This portfolio invests primarily in a portfolio of publicly-traded equity securities of foreign issuers which would be characterized as "value" companies according to criteria established by The Dreyfus Corporation.


QUALITY BOND PORTFOLIO: Seeks to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This portfolio invests principally in the debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and U.S. major banking institutions.

SMALL CAP PORTFOLIO: Seeks to maximize capital appreciation. This portfolio invests primarily in common stocks of domestic and foreign issuers. This portfolio will be particularly alert to companies that The Dreyfus Corporation considers to be emerging smaller-sized companies which are believed to be characterized by new or innovative products, services, or processes which should enhance prospects for growth in future earnings.

SMALL COMPANY STOCK PORTFOLIO: Seeks to provide investment results that are greater than the total return performance in publicly-traded common stocks in the aggregate, as represented by the Russell 2500(TM) Index. This portfolio invests primarily in a portfolio of equity securities of small to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500(TM) Index.


SOCIALLY RESPONSIBLE GROWTH FUND: The Fund's primary goal is to provide capital growth through equity investment in companies that, in the opinion of the Fund's management, not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is secondary to the primary goal.

SPECIAL VALUE PORTFOLIO: Seeks to maximize total return, consisting of capital appreciation and current income. This portfolio follows an asset allocation strategy by investing in equity securities, debt securities and money market instruments of domestic and foreign issuers.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above mentioned portfolios and funds. Dreyfus' principal business address is 200 Park Avenue, New York, New York 10166. The principal underwriter of the portfolios and funds is Premier Mutual Fund Services, Inc., located at 60 State Street, Boston, Massachusetts 02109.


=========================================================================================
                                         INVESTMENT
                FUNDS                    MANAGEMENT        OTHER           TOTAL FUND
                                             FEE          EXPENSES      ANNUAL EXPENSES
------------------------------------ ----------------- -------------- -------------------
 DREYFUS FUNDS
  Capital Appreciation Portfolio            0.75%          0.06%             0.81%
  Disciplined Stock Portfolio               0.75%          0.13%             0.88%
  Growth and Income Portfolio               0.75%          0.03%             0.78%
  International Equity Portfolio            0.75%          0.24%             0.99%
  International Value Portfolio             1.00%          0.29%             1.29%
  Quality Bond Portfolio                    0.65%          0.08%             0.73%
  Small Cap Portfolio                       0.75%          0.02%             0.77%
  Small Company Stock Portfolio             0.75%          0.23%             0.98%
  Socially Responsible Growth Fund          0.75%          0.05%             0.80%
  Special Value Portfolio                   0.75%          0.08%             0.83%

==================================== ================= ============== ===================


FRANKLIN TEMPLETON

The Class 2 portfolios of the Templeton Variable Products Series Fund in which the Separate Account may currently invest and their investment objectives and fees are as follows:

TEMPLETON ASSET ALLOCATION FUND: The fund's investment goal is high total return. Under normal market conditions, the fund will invest in equity and debt securities of any nation, including emerging markets, and in money market instruments.

TEMPLETON BOND FUND: The fund's investment goal is high current income. Capital appreciation is a secondary consideration. Under normal market conditions, the fund will invest at least 65% of its total assets in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets.

TEMPLETON DEVELOPING MARKETS FUND: The fund's investment goal is long-term capital appreciation. Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities that trade in emerging markets and are issued by companies that have their principal activities in emerging market countries.

TEMPLETON INTERNATIONAL FUND: The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including emerging markets.

TEMPLETON STOCK FUND: The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located anywhere in the world, including in the U.S. and emerging markets.


Templeton Investment Counsel, Inc. ("TICI") serves as the investment manager for the Asset Allocation Fund, Bond Fund, International Fund, and Stock Fund. TICI is a Florida corporation with offices at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. The Investment

Manager for the Developing Markets Fund is Templeton Asset Management Ltd., a Singapore corporation with offices at 7 Temasek Blvd., #38-03, Suntec Tower One, Singapore 038987. The principal underwriter of the Funds is Franklin Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

=============================================================================================
                                       INVESTMENT
              FUNDS                    MANAGEMENT      12B-1      OTHER         TOTAL FUND
                                          FEE          FEES      EXPENSES    ANNUAL EXPENSES
------------------------------------- -------------- --------- ------------ -----------------
 FRANKLIN(R) TEMPLETON(R):
 TEMPLETON VARIABLE PRODUCTS
 SERIES FUND (CLASS 2 SHARES)
   Templeton Asset Allocation
     Fund (1)                            0.60%         0.25%       0.18%          1.03%
   Templeton Bond Fund (2)               0.50%         0.15%       0.23%          0.88%
   Templeton Developing Markets
     Fund (1)                            1.25%         0.25%       0.41%          1.91%
   Templeton International Fund (1)      0.69%         0.25%       0.17%          1.11%
   Templeton Stock Fund (1)              0.70%         0.25%       0.19%          1.14%

===================================== ============== ========= ============ =================

----------
(1) Class 2 of the Fund has a distribution plan or "Rule 12b-1 Plan" which is described in the Fund's prospectus. Expenses may vary.

(2) Class 2 of the Fund has a distribution plan or "Rule 12b-1 Plan" which is described in the Fund's prospectus. Because no Class 2 shares were issued as of December 31, 1998, figures (other than "Rule 12b-1 Fees") are based on the Fund's Class 1 expenses for the fiscal year ended December 31, 1998, plus Class 2's maximum annual Rule 12b-1 fee of 0.15%. Expenses may vary.


INVESCO FUNDS

The portfolios of the INVESCO Variable Investment Funds, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:


VIF-BLUE CHIP GROWTH FUND: The Fund attempts to make your investment grow over the long term; current income is an additional goal.

The Fund invests primarily in common stocks of large companies with market capitalizations of more than $10 billion that have a history of consistent earnings growth regardless of business cycle. In addition, the Fund tries to identify companies that have -- or are expected to have -- growing earnings, revenues and strong cash flows. The Fund also examines a variety of industries and businesses, and seeks to purchase the securities of companies that we believe are best situated in their industry categories. We also consider the dividend payment record of the companies whose securities the Fund buys. The Fund also may invest in preferred stocks (which generally pay higher dividends than common stocks) and debt instruments that are convertible into common stocks, as well as in securities of foreign companies. In recent years, the core of the Fund's investments has been concentrated in the securities of three or four dozen large, high quality companies.

VIF-DYNAMICS FUND: The Fund attempts to make your investment grow over the long term. It is aggressively managed. Because its strategy includes many short-term factors -- including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions -- securities in its portfolio usually are bought and sold relatively frequently.

The Fund invests in a variety of securities that we believe present opportunities for capital growth -- primarily common stocks of companies traded on U.S. securities exchanges, as well as over-the-counter. The Fund also may invest in preferred stocks (which generally pay higher dividends than common stocks) and debt instruments that are convertible into common stocks, as well as in securities of foreign companies.

Because these companies are comparatively small, the prices of their securities tends to move up and down more rapidly than the securities prices of larger, more established companies. Therefore, the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

VIF-EQUITY INCOME FUND: The Fund normally invests at least 65% of its assets in dividend-paying common and preferred stocks, although in recent years that percentage has been somewhat higher. Stocks held by the Fund generally are expected to produce a relatively high level of income and a consistent, stable return. Although it focuses on the stocks of larger companies with a strong record of paying dividends, the Fund also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to stocks that can be traded easily in the United States; it may, however, invest in foreign securities in the form of American Depository Receipts (ADRs).

The rest of the Fund's assets are invested in debt securities, generally corporate bonds that are rated investment grade or better. The Fund also may invest up to 15% of its assets in lower-grade debt securities commonly known as "junk bonds," which generally offer higher interest rates, but are riskier investments than investment grade securities.

VIF-HEALTH SCIENCES FUND: The Fund seeks capital appreciation and invests primarily in the equity securities of companies that develop, produce or distribute products or services related to health care. These industries include, but are not limited to, medical equipment or supplies, pharmaceuticals, health care facilities, and applied research and development of new products or services.

The Fund normally invests at least 80% of its assets in companies doing business in the health sciences economic sector. The remainder of the Fund's assets are not required to be invested in the sector. To determine whether a potential investment is truly doing business in a particular sector, a company must meet at least one of the following tests:

  - At least 50% of its gross income or its net sales must come from activities in the sector;

  - At least 50% of its assets must be devoted to producing revenues from the sector; or

  - Based on other available information, we determine that its primary business is within the sector.

VIF-HIGH YIELD FUND: The Fund attempts to provide a high level of current income, with growth of capital as a secondary objective.

It invests substantially all of its assets in lower-rated debt securities, commonly called "junk bonds," and preferred stock, including securities issued by foreign companies. Although these securities carry with them higher risks, they generally provide higher yields - and therefore higher income - than higher-rated debt securities.

VIF-SMALL COMPANY GROWTH FUND: The Fund attempts to make your investment grow over the long term.

The Fund normally invests at least 80% of its assets in equity securities of companies with market capitalizations of $1 billion or less. INVESCO uses a bottom-up investment approach to the Fund's investment portfolio, focusing on companies that are in the developing stages of their life cycles. Using this approach, we try to identify companies that we believe are undervalued in the marketplace, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, or structural changes in the economy. The prices of securities issued by these small companies tend to rise and fall more rapidly than those of more established companies.

The remainder of the Fund's assets can be invested in a wide range of securities that may or may not be issued by small companies. In addition to equity securities, the Fund can invest in foreign securities and debt securities, including so-called "junk bonds."

VIF-TECHNOLOGY FUND: The Fund seeks capital appreciation and invests primarily in the equity securities of companies engaged in technology-related industries. These include, but are not limited to, communications, computers, video, electronics, oceanography, office and factory automation, and robotics. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

A core portion of the Fund's portfolio is invested in market-leading technology companies that we believe will maintain or improve their market share regardless of overall economic conditions. These companies are usually large, established firms which are leaders in their field and have a strategic advantage over many of their competitors. The remainder of the Fund's portfolio consists of faster-growing, more volatile technology companies that INVESCO believes to be emerging leaders in their fields. The market prices of these companies tend to rise and fall more rapidly than those of larger, more established companies.

VIF-TOTAL RETURN FUND: The Fund attempts to provide you with high total return through both growth and current income from those investments. It normally invests at least 30% of its assets in common stocks of companies with a strong history of paying regular dividends and 30% of its assets in debt securities. Debt securities include obligations of the U.S. Government and government agencies. The remaining 40% of the Fund is allocated among these and other investments at INVESCO's discretion, based upon current business, economics and market conditions.

VIF-UTILITIES FUND: The Fund seeks capital appreciation and income.

The Fund is aggressively managed. Although the Fund can invest in debt securities, it primarily invests in equity securities that INVESCO believes will rise in price faster than other investments, as well as options and other investments whose value is based upon the values of equity securities.

The Fund normally invests at least 80% of its assets in companies doing business in the utilities economic sector. The remainder of the Fund's assets are not required to be invested in the sector. To determine whether a potential investment is truly doing business in a particular sector, a company must meet at least one of the following tests:

  - At least 50% of its gross income or its net sales must come from activities in the sector;

  - At least 50% of its assets must be devoted to producing revenues from the sector; or

  - Based on other available information, we determine that its primary business is within the sector.

INVESCO Funds Group, Inc. ("INVESCO") serves as the investment adviser and principal underwriter of each of the above-mentioned funds. INVESCO's principal business address is 7800 E. Union Avenue, Denver, Colorado 80237.

============================================================================================
                                                                               TOTAL FUND
                                              INVESTMENT                    ANNUAL EXPENSES
                   FUNDS                      MANAGEMENT       OTHER        (AFTER EXPENSE
                                                  FEE         EXPENSES      REIMBURSEMENTS)
------------------------------------------ --------------- -------------- ------------------
 INVESCO VARIABLE INVESTMENT FUNDS, INC.
  VIF-Blue Chip Growth Fund (1) (2)              0.85%         0.72%             1.57%
  VIF-Dynamics Fund (1) (2)                      0.60%         0.85%             1.45%
  VIF-Equity Income Fund (1) (2)                 0.75%         0.18%             0.93%
  VIF-Health Sciences Fund (1) (2)               0.75%         0.52%             1.27%
  VIF-High Yield Fund (2)                        0.60%         0.47%             1.07%
  VIF-Small Company Growth Fund (1) (2)          0.75%         1.12%             1.87%
  VIF-Technology Fund (1) (2)                    0.75%         0.65%             1.40%
  VIF-Total Return Fund (1) (2)                  0.75%         0.42%             1.17%
  VIF-Utilities Fund (1) (2)                     0.60%         0.48%             1.08%

========================================== =============== ============== ==================

----------
(1) Certain expenses of each Fund are being voluntarily absorbed by INVESCO. If such expenses had not been voluntarily absorbed, the ratio of expenses to average net assets for Blue Chip Growth, Dynamics, Equity Income, Health Sciences, Small Company Growth, Technology, Total Return and Utilities Portfolios would have been 12.29%, 15.01%, 1.17%, 4.32%, 12.67%,
      6.60%, 1.24% and 1.84%, respectively.

(2) Each Fund's actual Total Fund Operating Expenses were lower than the figures shown, because their transfer agent fees and/or custodian fees were reduced under expense offset arrangements. Because of SEC requirements, the figures shown do not reflect these reductions.


JANUS ASPEN SERIES

The portfolios of the Janus Aspen Series in which the Separate Account may currently invest and their investment objectives and fees are as follows:

AGGRESSIVE GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a nondiversified portfolio that pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies.

BALANCED PORTFOLIO: The investment objective of this Portfolio is long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified portfolio that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

FLEXIBLE INCOME PORTFOLIO: The investment objective of this Portfolio is to obtain maximum total return, consistent with preservation of capital. The Portfolio pursues its objective primarily through investments in income-producing securities. Total return is expected to result from a combination of current income and capital appreciation, although income will normally be the dominant component of total return. The Portfolio invests in many types of income-producing securities and may have substantial holdings in debt securities rated below investment grade.

GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

HIGH-YIELD PORTFOLIO: The primary investment objective of this Portfolio is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

INTERNATIONAL GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of issuers located outside the United States.

WORLDWIDE GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers.


Janus Capital Corporation ("Janus Capital") serves as the investment adviser and principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.


========================================================================================
                                                                       TOTAL OPERATING
                                                                           EXPENSES
                FUNDS                    MANAGEMENT        OTHER      (AFTER FEE WAIVERS
                                            FEE           EXPENSES      AND REDUCTIONS)*
------------------------------------- ---------------- ------------- -------------------
 JANUS ASPEN SERIES
  Aggressive Growth Portfolio              0.72%           0.03%            0.75%
  Balanced Portfolio                       0.72%           0.02%            0.74%
  Flexible Income Portfolio                0.65%           0.08%            0.73%
  Growth Portfolio                         0.65%           0.03%            0.68%
  High-Yield Portfolio                     0.00%           1.00%            1.00%
  International Growth Portfolio           0.66%           0.20%            0.86%
  Worldwide Growth Portfolio               0.65%           0.07%            0.72%

===================================== ================ ============= ===================

----------
  * All expenses are stated with contractual waivers and fee reductions by Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth, International Growth and Worldwide Growth Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the other waivers and fee reductions until at least the next annual renewal of the advisory agreement. Without such waivers and fee reductions, the Total Fund Annual Expenses would have been: 0.75% for Aggressive Growth; 0.74% for Balanced; 0.73% for Flexible Income; 0.75% for Growth; 2.11% for High-Yield; 0.95% for International Growth; and 0.74% for Worldwide Growth Portfolios.


J.P. MORGAN SERIES TRUST II

The portfolios of the J.P. Morgan Series Trust II in which the Separate Account may currently invest and their investment objectives and fees are as follows:


J.P. MORGAN BOND PORTFOLIO: Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of realized and unrealized capital gains and losses plus income less expenses.

J.P. MORGAN EQUITY PORTFOLIO: Seeks to provide a high total return from a portfolio of selected equity securities. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests primarily in large- and medium-capitalization U.S. companies, typically represented by the Standard & Poor's 500 Stock Index.


J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO: Seeks to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income less expenses.

J.P. MORGAN SMALL COMPANY PORTFOLIO: Seeks to provide a high total return from a portfolio of small company stocks. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests at least 65% of the value of its total assets in the common stock of small and medium sized U.S. companies whose market capitalizations are greater than $110 million and less than $1.5 billion.

J.P. Morgan Investment Management Inc. ("Morgan" or the "Adviser") serves as the investment adviser to each of the above-mentioned portfolios. Morgan's principal business address is 522 Fifth Avenue, New York, New York 10036. The Trust's distributor is Funds Distributor, Inc. located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.


==============================================================================================
                                                                             TOTAL FUND ANNUAL
                                                INVESTMENT                        EXPENSES
                  FUNDS                         MANAGEMENT       OTHER         (AFTER EXPENSE
                                                   FEE          EXPENSES      REIMBURSEMENTS)
--------------------------------------------- -------------- ------------- -------------------
 J.P. MORGAN SERIES TRUST II
  J.P. Morgan Bond Portfolio (1)                  0.30%          0.45%             0.75%
  J.P. Morgan Equity Portfolio (1)                0.40%          0.50%             0.90%
  J.P. Morgan International Opportunities
     Portfolio (1)                                0.60%          0.60%             1.20%
  J.P. Morgan Small Company Portfolio (1)         0.60%          0.55%             1.15%

============================================= ============== ============= ===================

----------
(1) The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the Trust to the extent certain expenses exceed in any fiscal year 0.75%, 0.90%, 1.20% and 1.15% of the average daily net assets of J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio, J.P. Morgan International Opportunities Portfolio and J.P. Morgan Small Company Portfolio, respectively. Without such reimbursements, total fund annual expenses would have been 1.02% for the J.P. Morgan Bond Portfolio, 1.48% for the J.P. Morgan Equity Portfolio, 3.26% for the J.P. Morgan International Opportunities Portfolio and 3.43% for the J.P. Morgan Small Company Portfolio.


KEMPER VARIABLE SERIES

The portfolios of Kemper Variable Series in which the Separate Account may currently invest (the "Kemper Series") and their investment objectives and fees are as follows:

BLUE CHIP PORTFOLIO: Seeks growth of capital and income by investing primarily in common stocks of well capitalized, established companies having potential for growth of capital, earnings and dividends.

CONTRARIAN VALUE PORTFOLIO: Seeks to achieve a high rate of total return from a diversified portfolio consisting primarily of common stocks of large U.S. companies believed to be undervalued.

GOVERNMENT SECURITIES PORTFOLIO: Seeks high current return consistent with preservation of capital from a portfolio composed primarily of high quality U.S. Government securities.

GROWTH PORTFOLIO: Seeks maximum appreciation of capital through diversification of investment securities having the potential for capital appreciation.

HIGH YIELD PORTFOLIO: Seeks to provide a high level of current income by investing in lower rated fixed-income securities.

HORIZON 5 PORTFOLIO: Designed for investors with approximately a 5 year investment horizon, seeks income consistent with preservation of capital, with growth of capital as a secondary objective.

HORIZON 10+ PORTFOLIO: Designed for investors with approximately a 10+ year investment horizon, seeks a balance between growth of capital and income, consistent with moderate risk.

INTERNATIONAL PORTFOLIO: Seeks total return by investing primarily in common stocks of established non-U.S. companies that have potential for capital growth, income or both.

INVESTMENT GRADE BOND PORTFOLIO: Seeks high current income by investing primarily in a diversified portfolio of investment grade debt securities.

SMALL CAP GROWTH PORTFOLIO: Seeks maximum appreciation of capital primarily from a portfolio of growth stocks of smaller companies.

SMALL CAP VALUE PORTFOLIO: Seeks long-term capital appreciation, principally from a portfolio of equity securities of small U.S. companies believed to be undervalued.

TOTAL RETURN PORTFOLIO: Seeks a high total return, a combination of income and capital appreciation consistent with reasonable risk, by investing in a combination of debt securities and common stocks.

VALUE+GROWTH PORTFOLIO: Seeks growth of capital through a portfolio of growth and value stocks by investing primarily in a diversified portfolio of U.S. common stocks.

The asset manager of the portfolios is Scudder Kemper Investments, Inc. ("Scudder Kemper"). Scudder Kemper's principal business address is Two International Place, Boston, Massachusetts 02110-4103.


=============================================================================================

               FUNDS                                            OTHER         TOTAL ANNUAL
                                          MANAGEMENT FEE      EXPENSES      PORTFOLIO CHARGES
--------------------------------------- ------------------ -------------- -------------------
 KEMPER VARIABLE SERIES
  Blue Chip Portfolio (1)                     0.65%             0.11%             0.76%
  Contrarian Value Portfolio (1)              0.75%             0.03%             0.78%
  Government Securities Portfolio             0.55%             0.11%             0.66%
  Growth Portfolio                            0.60%             0.05%             0.65%
  High Yield Portfolio                        0.60%             0.05%             0.65%
  Horizon 5 Portfolio (1)                     0.60%             0.06%             0.66%
  Horizon 10+ Portfolio (1)                   0.60%             0.04%             0.64%
  International Portfolio                     0.75%             0.18%             0.93%
  Investment Grade Bond Portfolio (1)         0.60%             0.07%             0.67%
  Small Cap Growth Portfolio                  0.65%             0.05%             0.70%
  Small Cap Value Portfolio (1)               0.75%             0.05%             0.80%
  Total Return Portfolio                      0.55%             0.05%             0.60%
  Value + Growth Portfolio (1)                0.75%             0.03%             0.78%

======================================= ================== ============== ===================

----------
(1) Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing on the date of this prospectus, to limit their respective fees and to reimburse other operating expenses of the following described portfolios to the amounts set forth after the portfolio names:
      Kemper Value + Growth Portfolio (.84%), Kemper Contrarian Value Portfolio (.80%), Kemper Small Cap Value Portfolio (.84%), Kemper Horizon 5 Portfolio (.97%), Kemper Horizon 10+ Portfolio (.83%), Kemper Investment Grade Band Portfolio (.80%), and Kemper Blue Chip Portfolio (.95%). The amounts set forth in the table above reflect actual expenses for the past fiscal year, which were lower than these expense limits.


LAZARD RETIREMENT SERIES, INC.

The portfolios of the Lazard Retirement Series, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are in emerging market countries that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

LAZARD RETIREMENT EQUITY PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large U.S. companies (those whose total market value is more than $1 billion) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large non-U.S. companies (those whose total market value is more than $1 billion) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

LAZARD RETIREMENT SMALL CAP PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies in the range of the Russell 2000 Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Lazard Asset Management is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios. Lazard Freres' principal business address is 30 Rockefeller Plaza, New York, New York 10112.

=============================================================================================
                                                                                 TOTAL FUND
                                         INVESTMENT                           ANNUAL EXPENSES
               FUNDS                     MANAGEMENT    12B-1      OTHER        (AFTER EXPENSE
                                             FEE        FEES     EXPENSES     REIMBURSEMENTS)
-------------------------------------- ------------- ---------- ----------- -----------------
 LAZARD RETIREMENT SERIES, INC.
  Emerging Markets Portfolio (1)            1.00%      0.25%       0.35%           1.60%
  Equity Portfolio (1)                      0.75%      0.25%       0.25%           1.25%
  International Equity Portfolio (1)        0.75%      0.25%       0.25%           1.25%
  Small Cap Portfolio (1)                   0.75%      0.25%       0.25%           1.25%

====================================== ============= ========== =========== =================

----------
(1) Lazard Asset Management, the Fund's Investment Manager, agrees to reimburse the Emerging Markets Portfolio, Equity Portfolio, International Equity Portfolio and Small Cap Portfolio through December 31, 1999 to the extent Total Fund Annual Expenses exceed 1.60%, 1.25%, 1.25% and 1.25%, respectively, of the Portfolio's average daily net assets. Absent such an agreement with the Investment Manager, the actual Total Fund Annual Expenses for the year ended December 31, 1998 would have been: 14.37% for the Emerging Markets Portfolio, 21.32% for the Equity Portfolio, 48.67% for the International Equity Portfolio, and 16.20% for the Small Cap Portfolio.


MFS(R) VARIABLE INSURANCE TRUST(sm)


The portfolios of the MFS Variable Insurance Trust in which the Separate Account may currently invest and their investment objectives and fees are as follows:


MFS BOND SERIES: Seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect shareholders' capital.

MFS CAPITAL OPPORTUNITIES SERIES:  Seeks capital appreciation.


MFS EMERGING GROWTH SERIES:  Seeks to provide long-term growth of capital.

MFS GLOBAL GOVERNMENT SERIES: Seeks income and capital appreciation.

MFS GROWTH WITH INCOME SERIES: Seeks to provide reasonable current income and long-term growth of capital and income.


MFS HIGH INCOME SERIES: Seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features.

MFS RESEARCH SERIES: Seeks to provide long-term growth of capital and future income.

MFS TOTAL RETURN SERIES: Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

MFS UTILITIES SERIES: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).


The investment adviser for each series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116. The principal underwriter of the series is MFS Fund Distributors, Inc. located at 500 Boylston Street, Boston, Massachusetts 02116.

================================================================================================
                                             INVESTMENT
                                             MANAGEMENT                        TOTAL FUND ANNUAL
               FUNDS                          AND FUND          OTHER              EXPENSES
                                           ADMINISTRATION     EXPENSES (1)      (AFTER EXPENSE
                                                FEE                              REIMBURSEMENTS)
---------------------------------------- ------------------ ---------------- -------------------
 MFS(R) VARIABLE INSURANCE TRUST(sm)
  MFS Bond Series (2)                          0.60%              0.42%              1.02%
  MFS Capital Opportunities Series (2)         0.75%              0.27%              1.02%
  MFS Emerging Growth Series                   0.75%              0.10%              0.85%
  MFS Global Government Series (2)             0.75%              0.26%              1.01%
  MFS Growth With Income Series                0.75%              0.13%              0.88%
  MFS High Income Series (2)                   0.75%              0.28%              1.03%
  MFS Research Series                          0.75%              0.11%              0.86%
  MFS Total Return Series (2)                  0.75%              0.16%              0.91%
  MFS Utilities Series (2)                     0.75%              0.26%              1.01%

======================================== ================== ================ ===================

----------
(1) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

(2) MFS has agreed to bear expenses for these series, subject to reimbursement by these series, such that each such series' "Other Expenses" shall not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.40% for the Bond Series, and 0.25% for each remaining series, except for the Emerging Growth Series, the Research Series, and the Growth With Income Series, which have no such limitation. The payments made by MFS on behalf of each series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above for that series. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS or December 31, 2004. Without such waivers and fee reductions, the Total Fund Annual Expenses would have been: 1.23% for Bond Series; 1.11% for Capital Opportunities Series; 1.11% for Global Government Series; 0.96% for High Income Series; 0.91% for Total Return Series; and 0.98% for Utilities Series Portfolios.


NEUBERGER BERMAN MANAGEMENT INC. ("NBMI")

The portfolios of the Neuberger Berman Advisers Management Trust ("AMT") in which the Separate Account may currently invest and their investment objectives and fees are as follows:


AMT BALANCED PORTFOLIO: Seeks long-term capital growth and reasonable current income without undue risk to principal.


AMT GROWTH PORTFOLIO: Seeks growth of capital. To pursue this goal, the portfolio invests mainly in stocks of mid-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for fast-growing companies that are in emerging or rapidly evolving industries.

AMT LIMITED MATURITY BOND PORTFOLIO: Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

AMT PARTNERS PORTFOLIO: Seeks growth of capital. To pursue this goal, the portfolio invests mainly in common stocks of mid- to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for well-managed companies whose stock prices are believed to be undervalued.

Neuberger Berman Management Inc. ("NBMI") serves as the investment manager of the portfolios and is also the principal underwriter of the portfolios. NBMI's principal business address is 605 Third Avenue, New York, New York 10158-0180.


============================================================================================
                                             INVESTMENT
                                            MANAGEMENT/
                FUNDS                      ADMINISTRATIVE      OTHER       TOTAL FUND ANNUAL
                                                FEES          EXPENSES          EXPENSES
---------------------------------------- ------------------ ------------- ------------------
 NEUBERGER BERMAN ADVISORS
 MANAGEMENT TRUST ("AMT") (1)
  AMT Balanced Portfolio                       0.85%           0.18%             1.03%
  AMT Growth Portfolio                         0.83%           0.09%             0.92%
  AMT Limited Maturity Bond Portfolio          0.65%           0.11%             0.76%
  AMT Partners Portfolio                       0.78%           0.06%             0.84%

======================================== ================== ============= =================

----------
(1) Neuberger Berman Advisers Management Trust is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management/Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by the corresponding Series. Similarly, the figures reported under "Other Expenses" include all other expenses of the Portfolio and its corresponding Series.


THE ROYCE PORTFOLIOS

The portfolios of Royce Capital Fund (Series Trust) in which the Separate Account may currently invest and their investment objectives and fees are as follows:


ROYCE MICRO-CAP PORTFOLIO: Seeks long-term growth of capital primarily through investments in a broadly diversified portfolio of equity securities of micro-cap companies (companies with stock market capitalization below $300 million).

ROYCE PREMIER PORTFOLIO: Investment objectives are primarily long-term growth and secondarily current income. It seeks to achieve these objectives through investments in a limited number of equity securities of small-cap companies viewed by Royce as having superior financial characteristics and/or unusually attractive business prospects.

ROYCE TOTAL RETURN PORTFOLIO: Investment goals are both long term growth of capital and current income by investing in a diversified portfolio of dividend paying securities of small and micro-cap companies selected on a value basis.

Royce & Associates, Inc. ("Royce") serves as the investment manager of the portfolios. Royce's principal business address is 1414 Avenue of the Americas, New York, New York 10019.


======================================================================================
                                                                     TOTAL FUND ANNUAL
                                         INVESTMENT                       EXPENSES
                 FUNDS                   MANAGEMENT       OTHER        (AFTER EXPENSE
                                             FEE         EXPENSES     REIMBURSEMENTS)
------------------------------------- ---------------- ------------ ------------------
 THE ROYCE PORTFOLIOS
  Royce Micro-Cap Portfolio (1)             1.25%         0.10%            1.35%
  Royce Premier Portfolio (1)               1.00%         0.35%            1.35%
  Royce Total Return Portfolio (1)          1.00%         0.35%            1.35%

===================================== ================ ============ ==================

----------
(1) Royce & Associates, Inc., the Funds' investment adviser, has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds' Net Annual Operating Expense ratio at or below 1.35% through December 31, 1999. Absent such waivers and fee reductions, the Total Fund Annual Expenses would have been: 2.59% for Royce Micro-Cap; 7.05% for Royce Premier; and 18.08% for Royce Total Return Portfolios.


SCUDDER VARIABLE LIFE INVESTMENT FUND

The portfolios of the Scudder Variable Life Investment Fund in which the Separate Account may currently invest and their investment objectives and fees are as follows:

BALANCED PORTFOLIO: Seeks a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities.


BOND PORTFOLIO: Seeks high income from a high quality portfolio of debt securities.


CAPITAL GROWTH PORTFOLIO: Seeks to maximize long-term capital growth from a portfolio consisting primarily of equity securities.


GLOBAL DISCOVERY PORTFOLIO: Seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies throughout the world.


GROWTH & INCOME PORTFOLIO: Seeks long-term growth of capital, current income and growth of income from a portfolio consisting of primarily common stocks and securities convertible into common stocks.


INTERNATIONAL PORTFOLIO: Seeks long-term growth of capital principally from diversified holdings of marketable foreign equity investments.

The investment adviser for each portfolio is Scudder Kemper Investments, Inc. ("Scudder Kemper"). Scudder Kemper's principal business address is Two International Place, Boston, Massachusetts 02110-4103. The principal underwriter of the portfolios is Scudder Investor Services, Inc., a Scudder Kemper subsidiary, located at Two International Place, Boston, Massachusetts 02110-4103.


===========================================================================================

               FUNDS                    MANAGEMENT     12B-1      OTHER       TOTAL FUND
                                           FEE          FEE     EXPENSES    ANNUAL EXPENSES
------------------------------------- -------------- --------- ----------- ----------------
 SCUDDER VARIABLE LIFE INVESTMENT
 FUND-(CLASS B SHARES)
  Balanced Portfolio                      0.475%       0.00%     0.082%          0.56%
  Bond Portfolio                          0.475%       0.00%     0.094%          0.57%
  Capital Growth Portfolio                0.466%       0.25%     0.037%          0.75%
  Global Discovery Portfolio (1)          0.975%       0.25%     0.815%          2.04%
  Growth & Income Portfolio               0.475%       0.23%     0.086%          0.79%
  International Portfolio                 0.867%       0.23%     0.177%          1.28%

===================================== ============== ========= =========== ================

----------
(1) Until April 30, 1998, the Adviser has agreed to waive a portion of its management fee to the extent necessary to limit the expenses of the Global Discovery Portfolio to 1.50% of average daily net assets. As a result, net 1998 expenses were: management fee 0.92% and total expenses 1.98%. The above chart shows the expenses without this expense limitation.


THE STRONG FUNDS

The Strong Funds in which the Separate Account may currently invest and their investment objectives and fees are as follows:


STRONG DISCOVERY FUND II: Seeks capital growth by investing primarily in equity securities that are believed to represent attractive growth opportunities. The Fund also has the flexibility to invest in debt obligations and short-term fixed income securities for capital appreciation potential. The fund's investment advisor may invest in companies, regardless of size or maturity, that are poised for accelerated earnings growth due to innovative products or services, new management, or favorable economic or market cycles.

STRONG MID CAP GROWTH FUND II: Seeks capital growth by investing primarily in equity securities that are believed to have above-average growth prospects. The fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, and to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued.

STRONG INTERNATIONAL STOCK FUND II: Seeks capital growth by investing primarily in equity securities of issuers located outside the United States. The fund will normally invest in securities of issuers in at least three different countries. The fund attempts to deliver a competitive Risk adjusted Return by reducing the fund's overall volatility by analyzing currencies, country allocations, and individual stocks.

STRONG OPPORTUNITY FUND II: Seeks capital growth by investing in equity securities emphasizing investments in medium-sized companies that the investment advisor believes are under-researched and attractively valued. The fund's investment advisor looks for companies with fundamental value or growth potential that is not yet reflected in their current market prices.

The Strong Funds are not available to California residents.


The investment adviser for each fund is Strong Capital Management, Inc. ("Strong"). Strong's principal business address is P.O. Box 2936, Milwaukee, Wisconsin 53201. The principal underwriter of the funds is Strong Funds Distributors, Inc., located at P.O. Box 2936, Milwaukee, Wisconsin 53201.


============================================================================================
                                                                               TOTAL FUND
                                                INVESTMENT                   ANNUAL EXPENSES
                 FUNDS                          MANAGEMENT        OTHER      (AFTER EXPENSE
                                                   FEE          EXPENSES     REIMBURSEMENTS)
--------------------------------------------- -------------- ------------- -----------------
 THE STRONG FUNDS
  Strong Discovery Fund II (1)                    1.00%           0.18%           1.18%
  Strong Mid Cap Growth Fund II (1) (2)           1.00%           0.20%           1.20%
  Strong International Stock Fund II (1) (3)      1.00%           0.62%           1.62%
  Strong Opportunity Fund II (1)                  1.00%           0.16%           1.16%

============================================= ============== ============= =================

----------
(1) Calculated on an annualized basis as of December 31, 1998 through the fiscal year end.

(2) The Fund's advisor may from time to time voluntarily limit expenses of the fund. During 1998, the advisor absorbed expenses of 0.24%. If these expenses had not been absorbed, Total Fund Annual Expenses would have equaled 1.44%.

(3) The Fund's advisor may from time to time voluntarily limit expenses of the fund. During 1998, the advisor absorbed expenses of 0.06%. If these expenses had not been absorbed, Total Fund Annual Expenses would have equaled 1.68%.


T. ROWE PRICE VARIABLE FUNDS

The portfolios of the T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and the T. Rowe Price Fixed Income Series, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

EQUITY INCOME PORTFOLIO: Seeks to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

INTERNATIONAL STOCK PORTFOLIO: Seeks to provide long-term growth of capital through investments primarily in the common stocks of established companies based outside the United States.

LIMITED-TERM BOND PORTFOLIO: Seeks a high level of income consistent with moderate fluctuations in principal value by investing primarily in short- and intermediate-term investment-grade, corporate bonds.

MID-CAP GROWTH PORTFOLIO: Seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of common stocks of medium-sized (mid-cap) companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. Mid-cap companies are defined as those with a market capitalization within the range of companies in the S&P 400 Mid-Cap Index.


NEW AMERICA GROWTH PORTFOLIO: Seeks to provide long-term growth of capital by investing primarily in common stocks of U.S. growth companies operating in service industries. The portfolio invests in stocks that range from large to small service companies expected by the fund's investment adviser to show superior earnings growth and that are above-average performers in their fields.


PERSONAL STRATEGY BALANCED PORTFOLIO: Seeks the highest total return over time, with an emphasis on both capital growth and income by investing in a diversified portfolio typically consisting of 60% stocks, 30% bonds, and 10% money market securities.


The investment manager for each portfolio, except the International Stock Portfolio, is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. Rowe Price-Fleming International Inc. ("Price-Fleming"), an affiliate of T. Rowe Price, serves as investment adviser to the International Stock Portfolio and its U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Investment Services, Inc. serves as the principal underwriter of the portfolios.

==================================================================================================
                                                 INVESTMENT                         TOTAL FUND
                 FUNDS                         MANAGEMENT FEE        OTHER       ANNUAL EXPENSES
                                             YEAR ENDED 12/31/98   EXPENSES    YEAR ENDED 12/31/98
------------------------------------------- --------------------- ----------- --------------------
 T. ROWE PRICE VARIABLE FUNDS
  Equity Income Portfolio (1)                       0.85%            0.00%            0.85%
  International Stock Portfolio (1)                 1.05%            0.00%            1.05%
  Limited-Term Bond Portfolio (1)                   0.70%            0.00%            0.70%
  Mid-Cap Growth Portfolio (1)                      0.85%            0.00%            0.85%
  New America Growth Portfolio (1)                  0.85%            0.00%            0.85%
  Personal Strategy Balanced Portfolio (1)          0.90%            0.00%            0.90%

=========================================== ===================== =========== ===================

----------
(1) The investment management fee includes the ordinary expenses of operating the Portfolios.

WARBURG PINCUS PORTFOLIOS

The portfolios of Warburg Pincus Trust I and Warburg Pincus Trust II in which the Separate Account may currently invest and their investment objectives and fees are as follows:

WARBURG PINCUS TRUST I

EMERGING MARKETS PORTFOLIO: The goal of the Portfolio is long-term growth of capital. To achieve this goal, the Portfolio: invests in foreign equity securities; focuses on the world's less developed countries; and analyzes a company's growth potential, using a bottom-up investment approach.

INTERNATIONAL EQUITY PORTFOLIO: The goal of the Portfolio is long-term capital appreciation. To achieve this goal, the Portfolio: invests in foreign equity securities; diversifies its investments across countries, including emerging markets; and favors stocks with discounted valuations, using a value-based, bottom-up investment approach.

POST-VENTURE CAPITAL PORTFOLIO: The goal of the Portfolio is long-term growth of capital. To achieve this goal, the Portfolio: invests primarily in equity securities of U.S. companies considered to be in their post-venture-capital stage of development; may invest in companies of any size; and takes a growth investment approach to identifying attractive post-venture-capital investments.

SMALL COMPANY GROWTH PORTFOLIO: The goal of the Portfolio is capital growth. To achieve this goal, the Portfolio: invests in equity securities of small U.S. companies; may look for either developing or older companies in a growth stage or companies providing products or services with a high unit-volume growth rate by using a growth investment style.

WARBURG PINCUS TRUST II

FIXED INCOME PORTFOLIO: The goal of the Portfolio is total return consistent with prudent investment management. To achieve this goal, the Portfolio: invests in fixed-income securities denominated primarily in U.S. dollars; normally maintains a weighted-average portfolio maturity of 10 years or less; and favors investment-grade securities, but may diversify credit quality in pursuit of its goal.

GLOBAL FIXED INCOME PORTFOLIO: The goal of the Portfolio is total return consistent with prudent management, consisting of a combination of interest income, currency gains and capital appreciation. To achieve this goal, the
Portfolio: invests in U.S. and foreign fixed-income securities denominated in various currencies; favors investment-grade securities, but may diversify credit quality in pursuit of its goal; and makes investment decisions based on fundamental market factors, currency trends and credit quality.

The investment adviser for each portfolio is Warburg Pincus Asset Management, Inc. ("Warburg"). Warburg's principal business address is 466 Lexington Avenue, New York, New York 10017-3147. The principal underwriter of the portfolios is Counsellors Securities, Inc., a Warburg subsidiary, located at 466 Lexington Avenue, New York, New York 10017-3147.


=====================================================================================
                                                                        Total Fund
                                         Investment                   Annual Expenses
             PORTFOLIOS                  Management        Other      (After Expense
                                             Fee         Expenses     Reimbursements)
------------------------------------- ---------------- ------------- ----------------
 WARBURG PINCUS TRUST I
  Emerging Markets Portfolio (1)            0.20%          1.20%           1.40%
  International Equity Portfolio            1.00%          0.33%           1.33%
  Post-Venture Capital Portfolio (1)        1.08%          0.32%           1.40%
  Small Company Growth Portfolio            0.90%          0.24%           1.14%
 WARBURG PINCUS TRUST II
  Fixed Income Portfolio (2)                0.20%          0.79%           0.99%
  Global Fixed Income Portfolio (2)         0.48%          0.51%           0.99%

===================================== ================ ============= ================

----------
(1) Absent the waiver of fees and reimbursement of expenses by the Portfolio's investment adviser and co-administrator, the investment management fee would have equaled 1.25% and 1.25%; other expenses would have equaled 6.96% and 0.45%; and total fund annual expenses would have equaled 8.21% and 1.70% for the Emerging Markets and Post-Venture Capital Portfolios, respectively, based on actual fees and expenses for the fiscal year ended December 31, 1998. Fee waivers and expense reimbursements or credits may be discontinued at any time.

(2) Absent the waiver of fees and reimbursement of expenses by the Portfolio's investment adviser and co-administrator, investment management fees would have equaled 0.50% and 1.00%, other expenses would have equaled 4.82% and 2.99% and total portfolio annual expenses would have equaled 5.32% and 3.99% for the Fixed Income and Global Fixed Income Portfolios, respectively, based on actual fees and expenses for the fiscal year ended December 31, 1998. Fee waivers and expense reimbursements or credits may be discontinued at any time.

CERTAIN FUNDS HAVE INVESTMENT OBJECTIVES AND POLICIES CLOSELY RESEMBLING THOSE OF MUTUAL FUNDS WITHIN THE SAME COMPLEX THAT ARE SOLD DIRECTLY TO INDIVIDUAL INVESTORS. DESPITE SUCH SIMILARITIES, THERE CAN BE NO ASSURANCE THAT THE INVESTMENT PERFORMANCE OF ANY SUCH FUND WILL RESEMBLE THAT OF ITS RETAIL FUND COUNTERPART.

YOU WILL RECEIVE A PROSPECTUS FOR EACH AVAILABLE FUND. THAT PROSPECTUS WILL DESCRIBE THE FUND, ITS INVESTMENT OBJECTIVE AND STRATEGIES, ITS RISKS, AND ITS MANAGEMENT FEES AND OTHER EXPENSES. YOU SHOULD READ THE FUND PROSPECTUSES TOGETHER WITH THIS PROSPECTUS AND SUPPLEMENT. AS WITH ALL MUTUAL FUNDS, A FUND MAY NOT MEET ITS INVESTMENT OBJECTIVE. SUBJECT TO APPLICABLE LAW, PRUDENTIAL MAY STOP OFFERING ONE OR MORE FUNDS OR MAY SUBSTITUTE A DIFFERENT MUTUAL FUND FOR ANY FUND.

EACH FUND HAS PROVIDED PRUDENTIAL WITH INFORMATION ABOUT ITS MANAGEMENT FEES AND OTHER EXPENSES. EXCEPT FOR THE SERIES FUND, PRUDENTIAL HAS NOT VERIFIED THAT INFORMATION INDEPENDENTLY.

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES


On the next several pages, we show you two examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of your Group Contract.



ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

  o The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

  o   The Face Amount of insurance under the Certificate is $100,000.

  o The Participant paid a premium of $1,200 when the Certificate was first issued. He or she pays the same premium amount each year on the Certificate Anniversary.


ILLUSTRATION #1


In Illustration #1, we assumed that the CURRENT CHARGES Prudential deducts would stay the same as long as the Certificate remains in effect. Accordingly, we assumed the following charges:


  o The charge deducted from each premium payment for taxes on premium payments is 2.6%.


  o   Prudential deducts no sales charge from premium payments.

  o   Prudential deducts no processing charge from premium payments.

  o   Each month, Prudential deducts a $3 charge for administrative expenses.

  o Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

  o   Prudential does not deduct a surrender charge.


  o The Participant has current standardized cost of insurance charges from the following table, which is excerpted from Table I under Section 79 of the Internal Revenue Code:

                            MONTHLY CURRENT COST
                             OF INSURANCE RATES

                      =================================
                           AGE      RATE PER THOUSAND
                                        DOLLARS OF
                                        INSURANCE
                      ------------ --------------------
                        40 to 44          $0.17
                        45 to 49          $0.29
                        50 to 54          $0.48
                        55 to 59          $0.75
                        60 to 64          $1.17
                        65 to 69          $2.10
                        70 to 79          $3.76
                      ------------ --------------------


ILLUSTRATION #2


In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of current charges, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made.


Here's what we assumed:

  o The charge deducted from each premium payment for taxes on premium payments is 2.6%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

  o   Prudential deducts a sales charge equal to 3.5% from each premium payment.


  o   Prudential deducts a processing charge of $2 from each premium payment.

  o   Each month, Prudential deducts a $6 charge for administrative expenses.

  o Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.


  o The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioner's Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).


  o Prudential deducts a charge upon surrender equal to the lesser of $20 or 2% of the amount surrendered.

ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED


We assumed that the Certificate Fund was invested in equal amounts in each of the 131 Funds available under Group Variable Universal Life Insurance. (We used all 131 only for the purpose of this illustration. As we told you earlier in this prospectus, Prudential will permit each Group Contractholder to make no more than 20 Funds available to its Participants.)

Each illustration shows three different assumptions about the investment performance - or "investment return" - of the Funds. The three different assumptions are:

  o   gross annual rate of return is 0%

  o   gross annual rate of return is 4.5%

  o   gross annual rate of return is 9%


These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.



WALKING THROUGH THE ILLUSTRATIONS


Here's what to look for in the illustrations:

  o   The first column shows the CERTIFICATE YEAR.


  o The second column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

  o The next three columns show what the DEATH BENEFIT would be for each of the three investment return assumptions (0%, 4.5% and 9%).

  o The last three columns show what the CASH SURRENDER VALUE would be for each of the three investment return assumptions (0%, 4.5% and 9%).


You should note that:

  o   Both "gross" and "net" investment returns are shown.

  o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.


  o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

      - Fund investment management fees and other expenses were assumed to equal 0.94% per year, which was the average Fund expense in 1998.

      - For Illustration #1, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #1, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.39%, 3.11% and 7.61%.


      - For Illustration #2, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #2, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.84%, 2.66% and 7.16%.

  o The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

  o   We assumed no loans or partial withdrawals were taken.


  o   Neither illustration reflects Dividends or Experience Credits.


IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.

                                                           ILLUSTRATION #1

                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40
                                       ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                                                    USING CURRENT EXPENSE CHARGES


                                             Death Benefit (1)                               Cash Surrender Value (1)
                              -------------------------------------------------   -------------------------------------------------
                                      Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                                          Annual Investment Return of                        Annual Investment Return of
   End of       Premiums      -------------------------------------------------   -------------------------------------------------
 Certificate  Accumulated       0% Gross         4.5% Gross        9% Gross         0% Gross        4.5% Gross         9% Gross
    Year      at 4% per year  (-1.39%) Net      (3.11% Net)       (7.61% Net)     (-1.39%) Net      (3.11% Net)      (7.61% Net)
    ----      -------------   --------------   ---------------   --------------   --------------   --------------   ---------------


      1             $1,248         $100,914          $100,961         $101,008             $914             $961            $1,008
      2              2,546          101,816           101,952          102,093            1,816            1,952             2,093
      3              3,896          102,705           102,974          103,260            2,705            2,974             3,260
      4              5,300          103,582           104,028          104,516            3,582            4,028             4,516
      5              6,760          104,446           105,114          105,868            4,446            5,114             5,868
      6              8,278          105,156           106,088          107,172            5,156            6,088             7,172
      7              9,857          105,856           107,092          108,576            5,856            7,092             8,576
      8             11,499          106,546           108,127          110,087            6,546            8,127            10,087
      9             13,207          107,226           109,195          111,712            7,226            9,195            11,712
     10             14,984          107,897           110,295          113,462            7,897           10,295            13,462
     15             24,989          110,015           115,100          123,039           10,015           15,100            23,039
     20             37,163          110,425           118,948          134,896           10,425           18,948            34,896
     25             51,974          108,376           120,705          148,952            8,376           20,705            48,952
     30             69,994                0 (2)       116,715          162,473                0 (2)       16,715            62,473
     35             91,918                0                 0 (2)      169,916                0                0 (2)        69,916
     40            118,592                0                 0          180,656                0                0            80,656


(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES
OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                                                 T1

                                                           ILLUSTRATION #2

                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40
                                       ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                                                  USING MAXIMUM CONTRACTUAL CHARGES


                                            Death Benefit (1)                               Cash Surrender Value (1)
                              ------------------------------------------------      -----------------------------------------------
                                     Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                                         Annual Investment Return of                        Annual Investment Return of
   End of       Premiums      ------------------------------------------------      -----------------------------------------------
 Certificate   Accumulated         0% Gross        4.5% Gross       9% Gross         0% Gross       4.5% Gross        9% Gross
    Year      at 4% per year     (-1.84%) Net     (2.66% Net)      (7.16% Net)      (-1.84%) Net    (2.66% Net)     (7.16% Net)
    -----     ---------------    --------------   -------------   --------------    ------------   --------------   -------------
      1               $1,248          $100,564        $100,601         $100,639            $553             $589            $626
      2                2,546           101,079         101,179          101,283           1,059            1,159           1,263
      3                3,896           101,539         101,726          101,926           1,519            1,706           1,906
      4                5,300           101,945         102,240          102,566           1,925            2,220           2,546
      5                6,760           102,293         102,717          103,200           2,273            2,697           3,180
      6                8,278           102,580         103,149          103,821           2,560            3,129           3,801
      7                9,857           102,805         103,535          104,428           2,785            3,515           4,408
      8               11,499           102,964         103,869          105,013           2,944            3,849           4,993
      9               13,207           103,055         104,145          105,572           3,035            4,125           5,552
     10               14,984           103,073         104,354          106,096           3,053            4,334           6,076
     15               24,989           101,731         103,944          107,662           1,711            3,924           7,642
     20               37,163                 0 (2)           0 (2)      105,703               0 (2)            0 (2)       5,683
     25               51,974                 0               0                0 (2)           0                0               0 (2)
     30               69,994                 0               0                0               0                0               0
     35               91,918                 0               0                0               0                0               0
     40              118,592                 0               0                0               0                0               0

(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES
OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                                                 T2

PROSPECTUS
May 1, 1999

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI - 2


GROUP VARIABLE UNIVERSAL LIFE INSURANCE

This document is a prospectus. It tells you about a GROUP VARIABLE UNIVERSAL LIFE INSURANCE contract issued by The Prudential Insurance Company of America ("Prudential," "we," "our," or "us") for group insurance sponsored by the American Institute of Certified Public Accountants ("AICPA") Insurance Trust. Prudential has issued the Group Contract to Bankers Trust Company, as Trustee of the AICPA Insurance Trust. We refer in this prospectus to Bankers Trust Company as "your Group Contractholder."


We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

The Group Contract and Certificates provide life insurance protection with flexible premium payments and a choice of underlying investment options. The Death Benefit and Cash Surrender Value will change daily, depending on the performance of the investment options you select. The Death Benefit will usually not be less than the Face Amount of the Certificate. Surrenders, partial withdrawals and loans are available but certain rules and limits apply to how they work.


We have tried to make this prospectus easy to understand. Still, the meaning of some terms are special because they describe concepts used mostly in insurance contracts. To help you understand what these terms mean, we added a DEFINITIONS OF SPECIAL TERMS section on page 55. It's easy to recognize a defined term - we capitalize them.

A WORD ABOUT REPLACING YOUR LIFE INSURANCE. You should know that, most times, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage - either by asking for a new policy or by buying additional insurance - than it is for you to replace a policy. In that way, you don't lose benefits under the policy you already have.


If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax advisor.

YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS DOCUMENT WILL BE FOLLOWED BY PROSPECTUSES FOR EACH OF THE AVAILABLE FUNDS.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Prudential Insurance Company of America
                               751 Broad Street
                        Newark, New Jersey  07102-3777
                           Telephone (800) 562-9874


The SEC maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding issuers that file electronically with the SEC. You may also obtain and copy information at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information. You may obtain copies of available information upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

The Prudential Variable Contract Account GI-2 (called the "Separate Account") has a number of variable investment options, ten of which are currently available to Participants. We call each option a "Subaccount." We will invest the assets of each Subaccount in The Prudential Series Fund, Inc. (called the "Series Fund") or in certain other mutual fund portfolios. When we refer to "Funds" in this prospectus, we mean all or any of these funds.

Participants may choose as investment options from among the ten Funds selected by your Group Contractholder. Participants may also choose to invest in the Fixed Account. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%.) Your Group Contractholder may, in the future, select up to ten additional Funds that would then be available to Participants.

Once you select the investment options you want, Prudential will direct your premium payments to the Subaccount associated with those Funds or to the Fixed Account.

We describe the ten Funds chosen by your Group Contractholder briefly in the section called "THE FUNDS." It starts on page 14. We will send you a prospectus for each Fund. The Fund prospectuses tell you about the objectives and policies for each Fund, as well as about the risks of investing in each Fund.

                              TABLE OF CONTENTS

                                                                          PAGE

BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATE...................... 1

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES.................... 8

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL
  VARIABLE CONTRACT ACCOUNT GI-2, AND THE VARIABLE
  INVESTMENT OPTIONS UNDER THE CERTIFICATES................................. 13
      The Prudential Insurance Company of America........................... 13
      The Prudential Variable Contract Account GI-2......................... 14

THE FUNDS................................................................... 14
      Fund Names and Objectives............................................. 14
      Fund Fees and Expenses................................................ 17
      Fund Advisers     .................................................... 18
      The Fixed Account..................................................... 19

DETAILED INFORMATION ABOUT THE CERTIFICATES................................. 20
      How Prudential Issues Certificates.................................... 20
      A "Free Look" Period.................................................. 21
      Procedures............................................................ 21
      Premiums.............................................................. 21
      Effective Date of Insurance........................................... 22
      How Prudential Will Deposit and Invest Premium Payments............... 22
      How You Can Change the Way Prudential Allocates
         Future Premium Payments............................................ 23
      How You Can Transfer Amounts in Your Certificate Fund
         from One Investment Option to Another.............................. 24
      Dollar Cost Averaging................................................. 24
      Death Benefits........................................................ 25
      Changes in Face Amount................................................ 28
      Charges and Expenses.................................................. 30
      Dividends or Experience Credits....................................... 32
      Cash Surrender Value.................................................. 33
      Full Surrenders....................................................... 33
      Paid-up Coverage...................................................... 34
      Partial Withdrawals................................................... 34
      Loans................................................................. 35
      Lapse................................................................. 36
      Termination of the Group Contractholder's Participation
      in the Group Contract37 Participants Who Are No Longer
      Eligible Group Members................................................ 37
      Options on Termination of Coverage.................................... 38
      Reinstatement......................................................... 39

      Tax Treatment of Certificate Benefits................................. 40
      When Proceeds Are Paid................................................ 42
      Beneficiary........................................................... 43
      Incontestability...................................................... 43
      Misstatement of Age................................................... 43
      Suicide Exclusion..................................................... 44
      Modes of Settlement................................................... 44
      Assignment............................................................ 45
      Applicant Owner Provision............................................. 46
      Voting Rights......................................................... 46
      Substitution of Fund Shares........................................... 47
      Additional Insurance Benefits......................................... 48
      Reports............................................................... 49
      Sale of the Contract.................................................. 49
      Ratings and Advertisements............................................ 50
      State Regulation...................................................... 50
      Experts............................................................... 51
      Litigation............................................................ 51
      The Year 2000 Issue................................................... 52
      Subsequent Events..................................................... 54

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS........................ 55

DIRECTORS AND OFFICERS OF PRUDENTIAL........................................ 58

FINANCIAL STATEMENTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2....... A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
   COMPANY OF AMERICA AND SUBSIDIARIES...................................... B1




YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IN ANY JURISDICTION WHERE AN OFFERING MAY NOT BE LAWFULLY MADE. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATE

In this section of the prospectus, we answer some questions that are frequently asked about Group Variable Universal Life Insurance issued under the AICPA Insurance Trust. You can find more detailed information on later pages of the prospectus.

The Group Contract and Certificate provide even more detailed information. You will get a Certificate if you buy the Group Variable Universal Life Insurance.


WHAT IS THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT?

It is the insurance contract issued by Prudential to Bankers Trust Company, as trustee of the AICPA Insurance Trust.

The Group Contract states all the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. Eligible Group Members may buy coverage for certain dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

On the date of the Contract Anniversary, if all required premium payments have been paid for the year and the Group Contract remains in force, Prudential will determine whether a divisible surplus exists. If a divisible surplus exists, Prudential will determine the share to allocate to the Group Contract. You will receive your portion of the divisible surplus in the form of an annual refund that ordinarily will be applied as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Securities Corporation in writing.


HOW DOES PRUDENTIAL CALCULATE THE CERTIFICATE'S DEATH BENEFIT?

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will calculate the Death Benefit like this:

o The DEATH BENEFIT is the Face Amount of insurance PLUS the value of your Certificate Fund on the date of your death MINUS any Certificate Debt and outstanding charges.

(In some cases, we will increase the Death Benefit to an amount that is more than the Face Amount plus the value of the Certificate Fund. We will do that to make sure that the Certificate meets the definition of "life insurance" under the Internal Revenue Code. We will still deduct any Certificate Debt and outstanding charges.)

The CERTIFICATE FUND consists of the Net Premiums that we invest in the investment options you selected. Prudential will deduct its charges for the insurance from the Certificate Fund. The value of the Certificate Fund will change each day based on the performance of those investment options and to reflect the deduction of daily charges.


See the DEATH BENEFITS section on page 25.



HOW DOES PRUDENTIAL CALCULATE THE CASH SURRENDER VALUE OF THE CERTIFICATE?

Prudential calculates the Cash Surrender Value of a Certificate like this:

o The CASH SURRENDER VALUE is the value of the Certificate Fund on the day of the surrender MINUS any Certificate Debt and outstanding charges.

See the CASH SURRENDER VALUE section on page 33.


WHAT PREMIUMS MUST I PAY?

You can usually choose how often you pay premiums and the amount of premiums. Prudential will keep your insurance in force as long as the balance in your Certificate Fund is enough to pay the charges that are due to Prudential each month. Prudential also requires you to pay an initial premium for the cost of coverage for the first two months.

If the balance in your Certificate Fund is not enough to pay any month's charges, you must make a premium payment that is enough to bring your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.


See the PREMIUMS section on page 21.


WHAT INVESTMENT OPTIONS ARE AVAILABLE?

The Separate Account has ten Subaccounts currently available to Participants. We invest the assets of each Subaccount in its corresponding Fund.

We will not permit your Group Contractholder to substitute other Funds for the ten Funds it has already selected. However, in the future your Group Contractholder may select up to ten additional Funds.

You may invest only in the Funds chosen by your Group Contractholder and in the Fixed Account. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%. See THE FIXED ACCOUNT section on page 19.)

See THE FUNDS section on page 14. Each Fund prospectus provides more detailed information about the specific Fund.


DOES GROUP VARIABLE UNIVERSAL LIFE INSURANCE OFFER CHOICE AND FLEXIBILITY IN THE AMOUNT OF INSURANCE PROTECTION I CAN GET?

Yes. The Death Benefit under a Certificate includes, among other things, the value of your Certificate Fund. The value of your Certificate Fund will vary with the investment performance of the investment options you select. So, your Death Benefit could grow more than it could under a certificate that does not include investment options. But, the Death Benefit may also go down if the investment options in your Certificate Fund have poor investment performance.

You choose how to invest the amount you have in your Certificate Fund. You may choose more aggressive Funds or less aggressive Funds. What you choose depends on your personal circumstances and your investment objectives and how they may change over time.


If you prefer to avoid or reduce the risks that come with investing in the Funds, you can choose to direct some or all of the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than 4%. See THE FIXED ACCOUNT section on page 19.


WHAT CHARGES DOES PRUDENTIAL MAKE?

We deduct certain charges from each premium payment that you make and from the amounts that are held in each investment option. These charges compensate us for insurance costs, risks, and expenses.


All charges made by Prudential are described in detail in the CHARGES AND EXPENSES section on page 30. This chart briefly outlines the charges that may be made:

  ------------------------------------------------------------------------------
   YOU MAKE A PREMIUM PAYMENT.
  ------------------------------------------------------------------------------
                                       |
                                       |
  ------------------------------------------------------------------------------
   THEN, PRUDENTIAL DEDUCTS:

   o A CHARGE FOR TAXES ON PREMIUM PAYMENTS. Currently, this charge is 2.5%. (In some states, this charge is known as a premium-based administrative charge.)
  ------------------------------------------------------------------------------
                                       |
                                       |
  ------------------------------------------------------------------------------
   The remainder is your NET PREMIUM

   This is the amount that you can invest in one or more of the investment options selected by your Group Contractholder.
  ------------------------------------------------------------------------------
                                       |
                                       |
  ------------------------------------------------------------------------------
   DAILY CHARGES

   After your Net Premium is directed to your investment option(s), Prudential deducts these DAILY CHARGES from the Subaccounts (but not from the Fixed Account):

   o A DAILY CHARGE for mortality and expense risks. This charge is deducted from the assets of the Subaccount(s) that correspond to the Fund(s) you selected.

      Currently, this charge is equivalent to an effective annual rate of 0.45%. Prudential guarantees that this charge will not be more than an effective annual rate of 0.90%.

   o A DAILY CHARGE for investment management fees and expenses. These charges are deducted from the assets of the Fund(s) you selected. The Funds set these charges.

   In 1998, the total expenses (after expense reimbursement) of the Funds ranged from 0.37% to 1.91% of their average net assets.
  ------------------------------------------------------------------------------
                                       |
                                       |
  ------------------------------------------------------------------------------
   MONTHLY CHARGES

   Prudential deducts these charges from your Certificate Fund each month:

   o  A CHARGE FOR THE COST OF INSURANCE.

   o Currently, there is no monthly ADMINISTRATIVE EXPENSE CHARGE. Prudential reserves the right to deduct such a charge in the future, but such a charge will not exceed $4 per month.
  ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   POSSIBLE ADDITIONAL CHARGES

   Your Group Contract also permits Prudential to make the following TRANSACTION
CHARGES:

   o When you make a WITHDRAWAL from your Certificate Fund. The charge is $10 or 2% of the amount you withdraw, whichever amount is less. Prudential may increase this charge in the future, but it will not exceed $20.

   o Each time you request an additional statement about your Certificate Fund. The charge is $10. Prudential may increase this charge in the future, but it will not exceed $20.

   o When you request MORE THAN 12 TRANSFERS BETWEEN INVESTMENT OPTIONS in a Certificate Year. The charge is $10 for each transfer after the 12th one. Prudential may increase this charge in the future, but it will not exceed $20.

   Prudential does not assess a charge for any taxes that may be imposed on the operations of the Separate Account, but reserves the right to do so.
--------------------------------------------------------------------------------


CAN I MAKE WITHDRAWALS FROM THE CERTIFICATE FUND?


Yes. You may request a partial withdrawal from the Certificate Fund. You may also surrender your insurance and receive its Cash Surrender Value. See the PARTIAL WITHDRAWALS section on page 34 and the FULL SURRENDERS section on page 33.


CAN I TAKE LOANS?

Yes. You may borrow money from your Certificate Fund. The Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

When you take a loan from your Certificate Fund, here's what happens:

   o The amount of the loan is transferred from your investment options to a Loan Account. This Loan Account is still part of your Certificate Fund.

   o The Loan Account earns interest at an effective annual rate equal to the crediting rate of the Fixed Account, which will never be less than 4%. Generally, the interest rate Prudential charges on the loan will range from 1% to 2% greater than the rate of interest Prudential will credit to your Loan Account. Currently, the interest rate on the loan is 1% greater than the interest Prudential will credit to your Loan Account.

The term "Certificate Debt" is used to mean any outstanding loan plus its accrued interest. Certificate Debt is deducted from any amount payable at the Covered Person's death. It is also deducted from the Certificate's Cash Surrender Value.


HOW IS MY INSURANCE COVERAGE AFFECTED WHEN I AM NO LONGER A MEMBER OF THE GROUP?

You may surrender the insurance for its Cash Surrender Value, elect to use the Cash Surrender Value to buy Paid-up Coverage, or convert the insurance to an individual life insurance policy.


See the OPTIONS ON TERMINATION OF COVERAGE section on page 38.


WHAT IS THE FEDERAL INCOME TAX STATUS OF AMOUNTS RECEIVED UNDER THE CERTIFICATE?

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the death benefit is fixed instead of variable).

Here's what that means:

    o First, the Death Benefit is generally not included in the gross income of the beneficiary.

    o Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains.

    o Third, surrenders and partial withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income.

    o   Fourth, loans are not generally treated as distributions.


See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 40. You should consult your tax advisor for guidance on your specific situation.

WHAT ARE THE FUNDS' CHARGES?

The following table summarizes the fee and expense information for the available Funds. For more information about the Funds, see THE FUNDS section on page 14.

================================================================================
                                                                 TOTAL FUND
                              INVESTMENT                      ANNUAL EXPENSES
           FUNDS              MANAGEMENT   12B-1    OTHER     (AFTER EXPENSE
                                 FEE       FEES   EXPENSES    REIMBURSEMENTS)(1)
--------------------------- ------------- ------- ---------- -------------------
THE PRUDENTIAL SERIES
FUND, INC.
  Equity Portfolio (2)           0.45%       -      0.02%           0.47%
  Flexible Managed Portfolio (2) 0.60%       -      0.01%           0.61%
  Money Market Portfolio (2)     0.40%       -      0.01%           0.41%
  Stock Index Portfolio (2)      0.35%       -      0.02%           0.37%
DREYFUS FUNDS
  Small Cap Portfolio            0.75%       -      0.02%           0.77%
FRANKLIN(R) TEMPLETON(R):
TEMPLETON VARIABLE PRODUCTS
SERIES FUND (CLASS 2 SHARES)
  Developing Markets Fund (3)    1.25%     0.25%    0.41%           1.91%
  Templeton International
   Fund (3)                      0.69%     0.25%    0.17%           1.11%
KEMPER VARIABLE SERIES
  High Yield Portfolio           0.60%       -      0.05%           0.65%
MFS(R) VARIABLE INSURANCE
TRUST(SM)
  MFS Research Series (4)        0.75%       -      0.11%           0.86%
--------------------------- ------------- ------- ---------- -------------------
NEUBERGER BERMAN ADVISERS
MANAGEMENT TRUST
("AMT") (5)
  AMT Limited Maturity Bond
   Portfolio                     0.65%       -      0.11%           0.76%
=========================== ============= ======= ========== ===================

(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) With respect to the Prudential Series Fund, Inc. portfolios, Prudential reimburses a portfolio when its ordinary operating expenses, excluding taxes, interest, and brokerage commissions exceed 0.75% of the portfolio's average daily net assets. The amounts listed for the portfolios under Other Expenses are based on amounts incurred in the last fiscal year.

(3) Class 2 of the Templeton Variable Products Series Templeton Developing Markets Fund and Templeton International Fund has a distribution plan or "Rule 12b-1 Plan" which is described in the Templeton Variable Products Series Fund's prospectus. Expenses may vary.

(4) Each series in the MFS(R) Variable Insurance Trust(sm) has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

(5) Neuberger Berman Advisers Management Trust is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management/Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by the corresponding Series. Similarly, "Other Expenses" includes all other expenses of the Portfolio and its corresponding Series.


ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES


On the following pages, we show you examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.


We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the Group Contract that the Participant is covered under.

Two SETS of three illustrations follow. For each set, we offer three illustrations of how the Certificate works under different assumptions.


ASSUMPTIONS WE USED FOR THE ILLUSTRATIONS

In the FIRST SET of illustrations, the Participant was 35 YEARS OLD when he or she bought the Group Variable Universal Life Insurance Certificate.

In the SECOND SET of illustrations, the Participant was 50 YEARS OLD when he or she bought the Group Variable Universal Life Insurance Certificate.

Here's what we assumed about the Certificate in the illustrations in BOTH SETS of illustrations:

    o   The Face Amount of insurance under the Certificate is $100,000.

    o The Participant paid a premium of $1,200 when the Certificate was first issued. He or she pays the same premium amount each year on the Certificate Anniversary.

    o   Prudential deducted a 2.5% charge from each premium payment for taxes.

We offer three different illustrations for each set. The illustrations make the same assumptions in both sets, but the outcome will be different because the age of the Participant when he or she bought the insurance is different in each set.


ILLUSTRATION #1

In Illustration #1, we assumed that the charges that Prudential deducts the MAXIMUM LEVEL OF CHARGES for mortality and expense risks, administrative expenses, and cost of insurance charges.

Specifically,

    o   The charge each month for administrative expenses is $4.

    o Prudential deducts daily charges for mortality and expense risks equivalent to an annual charge of 0.90%.

    o The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that can be charged are the 1980 Commissioner's Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).


ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of maximum charges, we assumed that the CURRENT CHARGES would be made for the indefinite future.

Specifically,

    o   There is no monthly administrative charge.

    o Prudential deducts daily charges for mortality and expense risks equivalent to an annual charge of 0.45%.

    o The Participant has cost of insurance charges equal to the current rates for the indefinite future for a Covered Person in the STANDARD RISK CLASS.

ILLUSTRATION #3

In Illustration #3, we make the same assumptions about the charges Prudential will deduct from the Certificate as in Illustration #2 - we assumed that CURRENT CHARGES would be made for the indefinite future.

However, we changed our assumptions about the Participant's cost of insurance charges. Instead of using rates for a Covered Person in the standard risk class, we assumed that the Participant has cost of insurance charges for a Covered Person in the SELECT RISK CLASS.


ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the ten Funds available to you under the Group Variable Universal Life Insurance contract.

Each illustration shows four different assumptions about the investment performance - or "investment return" - of the Funds. The four different assumptions are:

o    gross annual rate of return is 0%

o    gross annual rate of return is 4%

o    gross annual rate of return is 8%

o    gross annual rate of return is 12%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.



WALKING THROUGH THE ILLUSTRATIONS


Here's what to look for in the illustrations:

o    The first column shows the CERTIFICATE YEAR.


o The second column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

o The next four columns show what the DEATH BENEFIT would be for each of the four investment return assumptions (0%, 4%, 8%, and 12%).

o The last four columns show what the CASH SURRENDER VALUE would be for each of the four investment return assumptions (0%, 4%, 8%, and 12%).

You should note that:

o    Both "gross" and "net" investment returns are shown.

o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.


o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 on the one hand, and Illustrations #2 and #3 on the other hand, use different assumptions about charges, the "net" investment returns are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

o    Fund expenses equaled 0.79%, which was the average Fund expense in 1998.

o For Illustration #1, Prudential's charges are at 0.90% per year. (In Illustration #1, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and mortality and expense risk charges, gross returns of 0%, 4%, 8% and 12% become net returns of -1.69%, 2.31%, 6.31%, and 10.31%.

o For Illustrations #2 and #3, Prudential's charges are at 0.45% per year. (In Illustrations #2 and #3, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and mortality and expense risk charges, gross returns of 0%, 4%, 8% and 12% become net returns of -1.24%, 2.76%, 6.76%, and 10.76%.


o The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and investment management fees and other expenses taken out.

o    We assumed no loans or partial withdrawals were taken.

o None of the illustrations reflects Dividends or Experience Credits. (Prudential may pay Dividends or Experience Credits to your Group Contractholder, which would be distributed to Participants through annual refunds. See the DIVIDENDS OR EXPERIENCE CREDITS section on page 32.)

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4%, 8%, AND 12%.


                                                          ILLUSTRATION #1

                                        GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                  SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 35
                                       ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                                                 USING MAXIMUM CONTRACTUAL CHARGES





                                          Death Benefit (1)                                  Cash Surrender Value (1)
                           -------------------------------------------------    ------------------------------------------------
                                  Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
                                      Annual Investment Return of                          Annual Investment Return of
   End of     Premiums     -------------------------------------------------    ------------------------------------------------
Certificate  Accumulated     0% Gross     4% Gross    8% Gross     12% Gross     0% Gross    4% Gross     8% Gross    12% Gross
   Year     at 4% per year (-1.69% Net)  (2.31% Net) (6.31% Net)  (10.31% Net)  (-1.69% Net)(2.31% Net)  (6.31% Net) (10.31% Net)
----------  --------------  -----------   ----------  ----------   ----------    ----------  ----------   ----------  -----------
     1       $  1,248        $100,887     $100,929    $100,970     $101,011        $  887     $   929      $   970     $  1,011
     2          2,546         101,746      101,864     101,986      102,111         1,746       1,864        1,986        2,111
     3          3,896         102,573      102,804     103,048      103,306         2,573       2,804        3,048        3,306
     4          5,300         103,366      103,745     104,157      104,604         3,366       3,745        4,157        4,604
     5          6,760         104,124      104,686     105,313      106,012         4,124       4,686        5,313        6,012
     6          8,278         104,844      105,623     106,516      107,539         4,844       5,623        6,516        7,539
     7          9,857         105,526      106,555     107,768      109,195         5,526       6,555        7,768        9,195
     8         11,499         106,167      107,478     109,068      110,991         6,167       7,478        9,068       10,991
     9         13,207         106,765      108,391     110,417      112,938         6,765       8,391       10,417       12,938
    10         14,984         107,321      109,291     111,817      115,051         7,321       9,291       11,817       15,051
    15         24,989         109,380      113,488     119,588      128,648         9,380      13,488       19,588       28,648
    20         37,163         109,898      116,687     128,487      149,046         9,898      16,687       28,487       49,046
    25         51,974         108,121      117,793     137,845      179,367         8,121      17,793       37,845       79,367
    30         69,994         103,022      115,228     146,378      224,312         3,022      15,228       46,378      124,312
    35         91,918               0 (2)  106,187     151,186      290,274             0 (2)   6,187       51,186      190,274
    40        118,592               0            0 (2) 146,921      390,937 (3)         0           0 (2)   46,921      286,076 (3)

(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

(3)  As illustrated, the certificate's Death Benefit has been increased in order to satisfy the Definition of Life Insurance.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL
RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.


                                                                T1


                                                           ILLUSTRATION #2

                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 35
                                       ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                                    USING CURRENT CHARGES AND STANDARD COST OF INSURANCE CHARGES



                                          Death Benefit (1)                                   Cash Surrender Value (1)
                           ---------------------------------------------------    ------------------------------------------------
                                 Assuming Hypothetical Gross (and Net)                    Assuming Hypothetical Gross (and Net)
                                     Annual Investment Return of                              Annual Investment Return of
   End of     Premiums    ---------------------------------------------------    ------------------------------------------------
Certificate  Accumulated      0% Gross      4% Gross     8% Gross     12% Gross      0% Gross    4% Gross    8% Gross    12% Gross
   Year     at 4% per year (-1.24% Net) (2.76% Net)  (6.76% Net)   (10.76% Net)   (-1.24% Net) (2.76% Net) (6.76% Net) (10.76% Net)
----------- --------------  ----------   -----------  -----------  ------------    ----------  ----------- ----------- ------------
    1          $  1,248    $101,039      $101,084     $101,128      $101,172       $ 1,039      $ 1,084    $  1,128     $  1,172
    2             2,546     102,066       102,197      102,332       102,470         2,066        2,197       2,332        2,470
    3             3,896     103,079       103,341      103,617       103,908         3,079        3,341       3,617        3,908
    4             5,300     104,080       104,517      104,990       105,501         4,080        4,517       4,990        5,501
    5             6,760     105,069       105,725      106,455       107,265         5,069        5,725       6,455        7,265
    6             8,278     105,987       106,907      107,959       109,157         5,987        6,907       7,959        9,157
    7             9,857     106,894       108,122      109,564       111,253         6,894        8,122       9,564       11,253
    8            11,499     107,790       109,370      111,277       113,574         7,790        9,370      11,277       13,574
    9            13,207     108,674       110,653      113,107       116,145         8,674       10,653      13,107       16,145
    10           14,984     109,548       111,971      115,060       118,992         9,548       11,971      15,060       18,992
    15           24,989     113,473       118,815      126,648       138,157        13,473       18,815      26,648       38,157
    20           37,163     116,310       125,715      141,677       168,953        16,310       25,715      41,677       68,953
    25           51,974     117,274       131,739      160,440       223,954(3)     17,274       31,739      60,440      117,975 (3)
    30           69,994     116,197       136,446      184,034       328,702        16,197       36,446      84,034      195,896
    35           91,918     110,934       137,134      211,552       474,825        10,934       37,134     111,552      315,787
    40          118,592           0(2)    126,943      237,573       670,740             0(2)    26,943     137,573      490,827

(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

(3)  As illustrated, the certificate's Death Benefit has been increased in order to satisfy the Definition of Life Insurance.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL
RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.



                                                           T2


                                                            ILLUSTRATION #3

                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                    SPECIFIED FACE AMOUNT: $100,000
                                                             ISSUE AGE 35
                                         ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                                       USING CURRENT CHARGES AND SELECT COST OF INSURANCE CHARGES


                                        Death Benefit (1)                                   Cash Surrender Value (1)
                           -----------------------------------------------     ------------------------------------------------
                                 Assuming Hypothetical Gross (and Net)               Assuming Hypothetical Gross (and Net)
                                      Annual Investment Return of                         Annual Investment Return of
   End of     Premiums     -----------------------------------------------     ------------------------------------------------
Certificate Accumulated    0% Gross    4% Gross     8% Gross    12% Gross      0% Gross    4% Gross     8% Gross    12% Gross
   Year     at 4% per year (-1.24% Net)(2.76% Net)  (6.76% Net) (10.76% Net)   (-1.24% Net)(2.76% Net)  (6.76% Net) (10.76% Net)
----------- -------------- ------------ ----------   ----------  ----------     ----------  ----------   ----------  -----------
     1       $  1,248       $101,039    $101,084     $101,128    $101,172        $ 1,039     $ 1,084     $  1,128     $  1,172
     2          2,546        102,066     102,197      102,332     102,470          2,066       2,197        2,332        2,470
     3          3,896        103,079     103,341      103,617     103,908          3,079       3,341        3,617        3,908
     4          5,300        104,080     104,517      104,990     105,501          4,080       4,517        4,990        5,501
     5          6,760        105,069     105,725      106,455     107,265          5,069       5,725        6,455        7,265
     6          8,278        105,987     106,907      107,959     109,157          5,987       6,907        7,959        9,157
     7          9,857        106,894     108,122      109,564     111,253          6,894       8,122        9,564       11,253
     8         11,499        107,790     109,370      111,277     113,574          7,790       9,370       11,277       13,574
     9         13,207        108,674     110,653      113,107     116,145          8,674      10,653       13,107       16,145
    10         14,984        109,548     111,971      115,060     118,992          9,548      11,971       15,060       18,992
    15         24,989        113,473     118,815      126,648     138,157         13,473      18,815       26,648       38,157
    20         37,163        116,905     126,374      142,406     169,758         16,905      26,374       42,406       69,758
    25         51,974        118,939     133,717      162,804     229,327 (2)     18,939      33,717       62,804      120,805 (2)
    30         69,994        119,462     140,595      189,394     340,730         19,462      40,595       89,394      203,065
    35         91,918        116,977     145,182      222,628     500,374         16,977      45,182      122,628      332,779
    40        118,592        107,698     142,752      260,221     724,527          7,698      42,752      160,221      530,187

(1)  Assumes no loan or partial withdrawal has been made.

(2)  As illustrated, the certificate's Death Benefit has been increased in order to satisfy the Definition of Life Insurance.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL
RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.



                                                             T3


                                                           ILLUSTRATION #1

                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 50
                                       ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                                                  USING MAXIMUM CONTRACTUAL CHARGES


                                         Death Benefit (1)                                Cash Surrender Value (1)
                           ------------------------------------------------   ------------------------------------------------
                                Assuming Hypothetical Gross (and Net)              Assuming Hypothetical Gross (and Net)
                                    Annual Investment Return of                        Annual Investment Return of
   End of     Premiums     ------------------------------------------------   ------------------------------------------------
Certificate  Accumulated    0% Gross     4% Gross    8% Gross     12% Gross    0% Gross     4% Gross    8% Gross     12% Gross
   Year     at 4% per year (-1.69% Net)(2.31% Net)  (6.31% Net)  (10.31% Net) (-1.69% Net) (2.31% Net) (6.31% Net)  (10.31% Net)
            ------------   ----------  -----------  ----------   ----------   ----------   ----------  ----------   ----------
     1         $  1,248     $100,408     $100,439    $100,470     $100,501       $  408       $  439      $  470       $  501
     2            2,546      100,748      100,825     100,904      100,987          748          825         904          987
     3            3,896      101,013      101,149     101,295      101,450        1,013        1,149       1,295        1,450
     4            5,300      101,193      101,399     101,627      101,876        1,193        1,399       1,627        1,876
     5            6,760      101,284      101,567     101,889      102,254        1,284        1,567       1,889        2,254
     6            8,278      101,279      101,641     102,068      102,569        1,279        1,641       2,068        2,569
     7            9,857      101,173      101,615     102,155      102,810        1,173        1,615       2,155        2,810
     8           11,499      100,965      101,481     102,137      102,965          965        1,481       2,137        2,965
     9           13,207      100,647      101,229     102,001      103,016          647        1,229       2,001        3,016
    10           14,984      100,211      100,844     101,728      102,940          211          844       1,728        2,940
    15           24,989            0 (2)        0 (2)       0 (2)        0 (2)        0 (2)        0 (2)       0 (2)        0 (2)
    20           37,163            0            0           0            0            0            0           0            0
    25           51,974            0            0           0            0            0            0           0            0
    30           69,994            0            0           0            0            0            0           0            0
    35           91,918            0            0           0            0            0            0           0            0
    40          118,592            0            0           0            0            0            0           0            0

(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL
RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.



                                                               T4


                                                       ILLUSTRATION #2

                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 50
                                       ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                                    USING CURRENT CHARGES AND STANDARD COST OF INSURANCE CHARGES


                                            Death Benefit (1)                                   Cash Surrender Value (1)
                            ---------------------------------------------------   -------------------------------------------------
                                    Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
                                        Annual Investment Return of                           Annual Investment Return of
  End of      Premiums      ---------------------------------------------------   -------------------------------------------------
Certificate  Accumulated      0% Gross     4% Gross     8% Gross     12% Gross      0% Gross    4% Gross     8% Gross     12% Gross
   Year     at 4% per year  (-1.24% Net)  (2.76% Net)  (6.76% Net)  (10.76% Net)  (-1.24% Net) (2.76% Net)  (6.76% Net) (10.76% Net)
---------- --------------  ------------  -----------  -----------  -----------   -----------  ----------   ----------   ----------
     1        $  1,248        $100,749     $100,787     $100,825     $100,863        $  749      $  787      $   825      $   863
     2           2,546         101,488      101,595      101,705      101,819         1,488       1,595        1,705        1,819
     3           3,896         102,218      102,426      102,645      102,877         2,218       2,426        2,645        2,877
     4           5,300         102,940      103,279      103,649      104,049         2,940       3,279        3,649        4,049
     5           6,760         103,652      104,156      104,720      105,348         3,652       4,156        4,720        5,348
     6           8,278         104,007      104,701      105,500      106,415         4,007       4,701        5,500        6,415
     7           9,857         104,357      105,262      106,333      107,597         4,357       5,262        6,333        7,597
     8          11,499         104,703      105,837      107,222      108,906         4,703       5,837        7,222        8,906
     9          13,207         105,045      106,429      108,171      110,356         5,045       6,429        8,171       10,356
    10          14,984         105,382      107,037      109,184      111,962         5,382       7,037        9,184       11,962
    15          24,989         105,024      108,141      112,947      120,304         5,024       8,141       12,947       20,304
    20          37,163         100,437      104,701      112,962      128,459           437       4,701       12,962       28,459
    25          51,974               0 (2)        0 (2)  100,839      128,633             0 (2)       0 (2)      839       28,633
    30          69,994               0            0            0 (2)  114,674             0           0            0 (2)   14,674
    35          91,918               0            0            0            0 (2)         0           0            0            0(2)
    40         118,592               0            0            0            0             0           0            0            0

(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL
RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.




                                                               T5


                                                           ILLUSTRATION #3

                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 50
                                       ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                                     USING CURRENT CHARGES AND SELECT COST OF INSURANCE CHARGES


                                          Death Benefit (1)                                   Cash Surrender Value (1)
                            -------------------------------------------------    ------------------------------------------------
                                  Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
                                     Annual Investment Return of                          Annual Investment Return of
   End of     Premiums      -------------------------------------------------    ------------------------------------------------
Certificate  Accumulated      0% Gross     4% Gross    8% Gross     12% Gross     0% Gross     4% Gross     8% Gross    12% Gross
   Year     at 4% per year  (-1.24% Net)  (2.76% Net) (6.76% Net)  (10.76% Net)  (-1.24% Net) (2.76% Net) (6.76% Net)  (10.76% Net)
----------- --------------  -----------   ----------  ----------   ----------    ----------   ----------  -----------  ----------
     1         $  1,248       $100,871     $100,911    $100,952     $100,993        $  871      $   911      $   952     $   993
     2            2,546        101,731      101,848     101,968       102092         1,731        1,848        1,968       2,092
     3            3,896        102,580      102,810     103,053       103310         2,580        2,810        3,053       3,310
     4            5,300        103,419      103,799     104,212       104659         3,419        3,799        4,212       4,659
     5            6,760        104,247      104,815     105,449       106153         4,247        4,815        5,449       6,153
     6            8,278        104,821      105,610     106,514      107,548         4,821        5,610        6,514       7,548
     7            9,857        105,388      106,427     107,652      109,093         5,388        6,427        7,652       9,093
     8           11,499        105,948      107,266     108,867      110,805         5,948        7,266        8,867      10,805
     9           13,207        106,501      108,129     110,163      112,700         6,501        8,129       10,163      12,700
    10           14,984        107,047      109,015     111,548      114,800         7,047        9,015       11,548      14,800
    15           24,989        108,289      112,290     118,307      127,334         8,289       12,290       18,307      27,334
    20           37,163        106,479      112,749     124,039      144,203         6,479       12,749       24,039      44,203
    25           51,974              0 (2)  105,590     123,487      162,929             0 (2)    5,590       23,487      62,929
    30           69,994              0            0 (2) 102,542      171,842             0            0 (2)    2,542      71,842
    35           91,918              0            0           0 (2)  165,786             0            0            0 (2)  65,786
    40          118,592              0            0           0      124,018             0            0            0      24,018

(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL
RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.



                                                         T6

GENERAL INFORMATION ABOUT:

O    PRUDENTIAL

O    THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

O    THE VARIABLE INVESTMENT OPTIONS UNDER THE CERTIFICATES


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA



The Prudential Insurance Company of America ("Prudential" or the "Company") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders, and regulatory approval, all of which could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.

The plan of reorganization, which has not been developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts, and issue years of their policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the Company's subsidiaries would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contract owners of Prudential's subsidiaries. Eligible policyholders would generally include employers, associations, other groups, and trusts established by or for such entities, that own group policies issued by Prudential, and generally would include Group Contractholders. The individuals covered under a group plan, such as the Participants under a Group Contract, generally would not be eligible to receive stock or other consideration from Prudential.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies including as depositor, adviser, and principal underwriter.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


The Prudential Variable Contract Account GI-2 (the "Separate Account") was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a "separate account" under the federal securities laws. The Separate Account holds assets that are segregated from all of Prudential's other assets.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Separate Account. Prudential will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Separate Account's assets may include funds contributed by Prudential to commence operation of the Separate Account and may include accumulations of the charges Prudential makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential's general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Separate Account.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential. There are currently 131 Subaccounts within the Separate Account, each of which invests in a corresponding Fund. Currently, ten Subaccounts are available to Participants as investment options. Prudential reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).


THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.


Two of the Funds have adopted distribution plans under the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.


FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.


The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives and principal strategies are as follows:

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.


FLEXIBLE MANAGED PORTFOLIO: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.


MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.


STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").


DREYFUS CORPORATION FUNDS

The portfolio of the Dreyfus Variable Investment Fund in which the Separate Account may currently invest and its investment objective are as follows:

SMALL CAP PORTFOLIO: Seeks to maximize capital appreciation. This portfolio invests primarily in common stocks of domestic and foreign issuers. This portfolio will be particularly alert to companies that The Dreyfus Corporation considers to be emerging smaller-sized companies which are believed to be characterized by new or innovative products, services, or processes which should enhance prospects for growth in future earnings.


FRANKLIN TEMPLETON

The Class 2 portfolios of the Templeton Variable Products Series Fund in which the Separate Account may currently invest and their investment objectives are as follows:

TEMPLETON DEVELOPING MARKETS FUND: The fund's investment goal is long-term capital appreciation. Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities that trade in emerging markets and are issued by companies that have their principal activities in emerging market countries.

TEMPLETON INTERNATIONAL FUND: The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including emerging markets.

KEMPER VARIABLE SERIES

The portfolio of the Kemper Variable Series in which the Separate Account may currently invest (the "Kemper Series") and its investment objective are as follows:

HIGH YIELD PORTFOLIO: Seeks to provide a high level of current income by investing in lower rated fixed-income securities.


MFS(R) VARIABLE INSURANCE TRUST(sm)

The portfolio of the MFS Variable Insurance Trust in which the Separate Account may currently invest and its investment objective are as follows:

MFS RESEARCH SERIES: Seeks to provide long-term growth of capital and future income.


NEUBERGER BERMAN MANAGEMENT INC.

The portfolio of the Neuberger Berman Advisers Management Trust ("AMT") in which the Separate Account may currently invest and its investment objective are as follows:

AMT LIMITED MATURITY BOND PORTFOLIO: Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

FUND FEES AND EXPENSES
================================================================================
                                                                  TOTAL FUND
                              INVESTMENT                       ANNUAL EXPENSES
           FUNDS              MANAGEMENT   12B-1     OTHER     (AFTER EXPENSE
                                 FEE       FEES    EXPENSES   REIMBURSEMENTS)(1)
---------------------------   ----------   -----   ---------  -----------------
THE PRUDENTIAL SERIES
FUND, INC.
  Equity Portfolio (2)           0.45%       -       0.02%           0.47%
  Flexible Managed Portfolio (2) 0.60%       -       0.01%           0.61%
  Money Market Portfolio (2)     0.40%       -       0.01%           0.41%
  Stock Index Portfolio (2)      0.35%       -       0.02%           0.37%

DREYFUS FUNDS
  Small Cap Portfolio            0.75%       -       0.02%           0.77%

FRANKLIN TEMPLETON:
TEMPLETON VARIABLE PRODUCTS
SERIES FUND (CLASS 2 SHARES)
  Developing Markets Fund (3)    1.25%     0.25%     0.41%           1.91%
  International Fund (3)         0.69%     0.25%     0.17%           1.11%

KEMPER VARIABLE SERIES
  High Yield Portfolio          0.60%        -       0.05%           0.65%
MFS(R) VARIABLE INSURANCE
TRUST(SM)
  MFS Research Series (4)       0.75%        -       0.11%           0.86%

NEUBERGER BERMAN ADVISERS
MANAGEMENT TRUST
("AMT") (5)
  AMT Limited Maturity Bond
   Portfolio                    0.65%         -       0.11%           0.76%
---------------------------   ----------   -----   ---------  -----------------


----------
(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) With respect to the Prudential Series Fund, Inc. portfolios, Prudential reimburses a portfolio when its ordinary operating expenses, excluding taxes, interest, and brokerage commissions exceed 0.75% of the portfolio's average daily net assets. The amounts listed for the portfolios under Other Expenses are based on amounts incurred in the last fiscal year.

(3) Class 2 of the Templeton Variable Products Series Developing Markets Fund and International Fund has a distribution plan or "Rule 12b-1 Plan" which is described in the Fund's prospectus.

(4) Each series in the MFS(R) Variable Insurance Trust(sm) has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

(5) Neuberger Berman Advisers Management Trust is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust ("Managers Trust"). The figures reported under "Investment Management/Administrative Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by the corresponding Series.


FUND ADVISERS


Prudential is the investment adviser of each of the portfolios of the Prudential Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a service agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential and PIC are registered as investment advisers under the Investment Advisers Act of 1940.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Dreyfus Variable Investment Fund Small Cap Portfolio. Dreyfus' principal business address is 200 Park Avenue, New York, New York 10166. The principal underwriter of the Small Cap Portfolio is Premier Mutual Fund Services, Inc., located at 60 State Street, Boston, Massachusetts 02109.

Templeton Investment Counsel, Inc. ("TICI") serves as the investment manager for the Templeton Variable Products Series (Class 2 Shares) Templeton International Fund. TICI is a Florida corporation with offices at Broward Financial Centre, Fort Lauderdale, Florida 33394- 3091. The Investment Manager for the Developing Markets Fund is Templeton Asset Management Ltd., a Singapore corporation with offices at 7 Temasek Blvd., #38-03, Suntec Tower One, Singapore 038987. The principal underwriter of the Funds is Franklin Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

The asset manager of the Kemper Variable Series High Yield Portfolio is Scudder Kemper Investments, Inc. ("Scudder Kemper"). Scudder Kemper's principal business address is Two International Place, Boston, Massachusetts 02110-4103.

The investment adviser for the MFS(R) Variable Insurance Trust(sm) MFS Research Series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116. The principal underwriter of the series is MFS Fund Distributors, Inc. located at 500 Boylston Street, Boston, Massachusetts 02116.

Neuberger Berman Management Inc. ("NBMI") serves as the investment manager of the Neuberger Berman Advisers Management Trust AMT Limited Maturity Bond Portfolio and is also the principal underwriter of the portfolio. NBMI's principal business address is 605 Third Avenue, New York, New York 10158-0180.


CERTAIN FUNDS HAVE INVESTMENT OBJECTIVES AND POLICIES CLOSELY RESEMBLING THOSE OF MUTUAL FUNDS WITHIN THE SAME COMPLEX THAT ARE SOLD DIRECTLY TO INDIVIDUAL INVESTORS. DESPITE SUCH SIMILARITIES, THERE CAN BE NO ASSURANCE THAT THE INVESTMENT PERFORMANCE OF ANY SUCH FUND WILL RESEMBLE THAT OF ITS RETAIL FUND COUNTERPART.

YOU WILL RECEIVE A PROSPECTUS FOR EACH AVAILABLE FUND. THAT PROSPECTUS WILL DESCRIBE THE FUND, ITS INVESTMENT OBJECTIVE AND STRATEGIES, ITS RISKS, AND ITS MANAGEMENT FEES AND OTHER EXPENSES. YOU SHOULD READ THE FUND PROSPECTUSES TOGETHER WITH THIS PROSPECTUS. AS WITH ALL MUTUAL FUNDS, A FUND MAY NOT MEET ITS INVESTMENT OBJECTIVE. SUBJECT TO APPLICABLE LAW, PRUDENTIAL MAY STOP OFFERING ONE OR MORE FUNDS OR MAY SUBSTITUTE A DIFFERENT MUTUAL FUND FOR ANY FUND.

EACH FUND HAS PROVIDED PRUDENTIAL WITH INFORMATION ABOUT ITS MANAGEMENT FEES AND OTHER EXPENSES. EXCEPT FOR THE SERIES FUND, PRUDENTIAL HAS NOT VERIFIED THAT INFORMATION INDEPENDENTLY.

THE FIXED ACCOUNT


You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion sometimes declare a higher rate. At least annually and anytime you ask, we will tell you what interest rate currently applies.

We strictly limit your right to make transfers out of the Fixed Account. See the HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND section on page 24. Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to 6 months. See the WHEN PROCEEDS ARE PAID section on page 42.


Because of exemptive and exclusionary provisions, Prudential has not registered the Fixed Account or the general account under the federal securities laws. Prudential has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures concerning the Fixed Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy of statements made in a prospectus.

DETAILED INFORMATION ABOUT THE CERTIFICATES


HOW PRUDENTIAL ISSUES CERTIFICATES

To apply for coverage under a Group Variable Universal Life Insurance Contract, an Eligible Group Member must fill out and submit an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

The Eligible Group Member is usually the Participant. But, under your Group Contract, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential considers the other person to be a Participant. See the ASSIGNMENT and APPLICANT OWNER PROVISION sections on pages 45 and 46.

Prudential will issue a Certificate to each Participant. The Certificate tells you about the rights, benefits, coverage, and obligations of the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

MAXIMUM AGES. Prudential will not issue Certificates for a person who is older than age 74. And, Prudential will generally end a Participant's coverage at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these two options:

o You may ask to receive the Cash Surrender Value of the Certificate. (Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 40.)

o You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

The Face Amount of your life insurance coverage may be reduced when you become 75 years old, and again when you become 80 years old. See CHANGES IN FACE AMOUNT on page 28. Also, additional insurance coverages, such as Accidental Death and Dismemberment, will end according to special rules. See ADDITIONAL INSURANCE BENEFITS on page 48. You should refer to your Certificate to learn when coverage under your Certificate will end.

A "FREE LOOK" PERIOD

Generally, you may return a Certificate for a refund within 30 days after you receive it. This 30- day period is known as the "free look" period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Securities Corporation. (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.)

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.

During the first 30 days after the initial Group Variable Universal Life Insurance Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

If there is a change in your Group Variable Universal Life Insurance Coverage which results in a new Certificate Date, the free look provision will not apply.


PROCEDURES

Your Group Contract has procedures for how you will conduct transactions under your Group Variable Universal Life Insurance - for example, how you will submit an enrollment form, make premium payments, take loans and withdrawals, and transfer or reallocate money in your Certificate Fund. You should consult the appropriate form to learn what those procedures are.

You should submit all forms to Aon Securities Corporation, which is a wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract. Aon Securities Corporation will forward the forms to Prudential. Prudential will consider enrollment forms, payments, orders, and other documents to be "received" when Aon Securities Corporation receives them in good order at the address on the forms.


PREMIUMS


ROUTINE PREMIUM PAYMENTS. You will usually be able to decide when to make premium payments and how much each premium payment will be. You just have to make sure that there is enough money in your Certificate Fund - minus Certificate Debt and outstanding charges - to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). See the LAPSE section on page 36 to learn how your insurance will end and what you can do to stop it from ending.

You will also be required to pay a minimum initial premium to become a Participant. The minimum initial premium equals the cost of coverage for the first two months.

ADDITIONAL PREMIUM PAYMENTS. In addition to routine premium payments, you may make additional premium payments, called "lump sums," at any time. Each lump sum must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

HOW YOU WILL PAY PREMIUMS. Participants will remit payments to Aon Securities Corporation (who will pass them on to us).

DEDUCTING PREMIUMS BY AUTOMATIC DEBIT. You may choose to have your premium deducted automatically from your checking account.


EFFECT OF PREMIUM PAYMENTS ON TAX STATUS. If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.


We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.


See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 40.


EFFECTIVE DATE OF INSURANCE

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form. If we approve your completed enrollment form prior to the 20th day of a month, your insurance will begin on the first day of the month after you meet all of the requirements. If we approve your completed enrollment form on or after the 20th day of a month, your insurance will begin on the first day of the second month after you meet all of the requirements.


HOW PRUDENTIAL WILL DEPOSIT AND INVEST PREMIUM PAYMENTS


Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called "Net Premiums." See the CHARGES AND EXPENSES section on page 30.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

o BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in our general account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.


o DURING THE FIRST 30 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 30 days in the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 30 days. After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected.

o AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 30 DAYS. After your Certificate has been in effect for 30 days, Prudential will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information.


HOW YOU CAN CHANGE THE WAY PRUDENTIAL ALLOCATES FUTURE PREMIUM
PAYMENTS

You may ask Prudential to change the way your future premium payments will be allocated among the available investment options. Aon Securities Corporation will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which Aon Securities Corporation receives your request form in good order.

The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.


You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund - minus Certificate Debt and outstanding charges - to cover each month's charges. See the LAPSE section on page 36.


We do not charge for changing the allocation of your future premiums.

HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE
INVESTMENT OPTION TO ANOTHER

You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).


There are some rules about how transfers can be made:

o The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

o The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

o We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Aon Securities Corporation on the form we require you to use for this purpose. Aon Securities Corporation will give you a form to use to request a transfer.

Prudential charges $10 for each transfer if you make more than twelve transfers in a Certificate Year. Prudential may increase this charge in the future, up to a maximum of $20.

Group Variable Universal Life Insurance was not designed for professional market timing organizations or for other organizations or persons that use programmed, large, or frequent transfers. We will discourage a pattern of exchanges that coincides with a "market timing" strategy, since they may be disruptive to the Separate Account and the Funds. If we were to find such a pattern, we might modify the transfer procedures, including not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Certificate owner.


DOLLAR COST AVERAGING

Dollar Cost Averaging (which we refer to as "DCA") lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day following the first of the month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Aon Securities Corporation will give you a form to request DCA. If Aon Securities Corporation receives your request form in good order by the tenth of a month, we will start DCA processing during the next month. If Aon Securities Corporation receives it after the tenth day of a month, we will start DCA processing during the month after the next month.

We will terminate the DCA arrangement when any of the following events occurs:

o    We have completed the designated number of transfers.

o The amount you have invested in the Series Fund Money Market Portfolio is not enough to complete the next transfer.

o Aon Securities Corporation receives your written request to end the DCA arrangement. (If Aon Securities Corporation receives your request by the tenth of a month, we will cancel the transfer scheduled for the next following month. If Aon Securities Corporation receives it after the tenth day of a month, we will cancel the transfer scheduled for the month after the next month.)

o    You no longer have coverage under the Group Variable Universal Life
     Insurance.


We do not charge for the DCA arrangement. Transfers made under the DCA arrangement do not count against the number of transfers that may be subject to the transfer charge described in the HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER section on page 24.


The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

DEATH BENEFITS

Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies.


AMOUNT OF THE DEATH BENEFIT. The Death Benefit is the Face Amount of Insurance PLUS the value of the Certificate Fund as of the date of death MINUS any Certificate Debt and any past due monthly charges.

ADJUSTMENT IN THE DEATH BENEFIT. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the "Cash Value Accumulation Test."

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person's Attained Age, at 4% interest. For this purpose, we base the Net Single Premium on the 1980 CSO Table.

The following table shows the Net Single Premiums by Attained Age.

TABLE OF NET SINGLE PREMIUMS
(Per $1.00 of Insurance Amount)

  PERSON'S     PERSON'S    PERSON'S
ATTAINED AGE    FACTOR   ATTAINED AGE   FACTOR   ATTAINED AGE   FACTOR
------------    ------   ------------   ------   ------------   ------

      0        0.08507       34         0.24280       68        0.63861
      1        0.08607       35         0.25097       69        0.65210
      2        0.08857       36         0.25940       70        0.66554
      3        0.09122       37         0.26808       71        0.67888
      4        0.09399       38         0.27700       72        0.69204
      5        0.09692       39         0.28616       73        0.70495
      6        0.10000       40         0.29556       74        0.71751
      7        0.10326       41         0.30519       75        0.72970
      8        0.10669       42         0.31505       76        0.74150
      9        0.11029       43         0.32515       77        0.75295
     10        0.11405       44         0.33548       78        0.76411
     11        0.11796       45         0.34604       79        0.77503
     12        0.12196       46         0.35684       80        0.78573
     13        0.12604       47         0.36787       81        0.79617
     14        0.13015       48         0.37916       82        0.80631
     15        0.13428       49         0.39068       83        0.81605
     16        0.13843       50         0.40245       84        0.82531
     17        0.14260       51         0.41445       85        0.83407
     18        0.14683       52         0.42665       86        0.84238
     19        0.15116       53         0.43904       87        0.85029
     20        0.15562       54         0.45159       88        0.85791
     21        0.16025       55         0.46429       89        0.86536
     22        0.16507       56         0.47713       90        0.87279
     23        0.17012       57         0.49011       91        0.88038
     24        0.17540       58         0.50324       92        0.88834
     25        0.18095       59         0.51652       93        0.89693
     26        0.18676       60         0.52993       94        0.90640
     27        0.19285       61         0.54346       95        0.91689
     28        0.19920       62         0.55706       96        0.92836
     29        0.20581       63         0.57071       97        0.94040
     30        0.21269       64         0.58436       98        0.95211
     31        0.21983       65         0.59798       99        0.96154
     32        0.22722       66         0.61156
     33        0.23488       67         0.62510



HOW YOUR BENEFICIARY MAY RECEIVE THE DEATH BENEFIT: Your beneficiary may receive the Death Benefit in the following ways:

     o PRUDENTIAL'S ALLIANCE ACCOUNT. The Alliance Account is an interest-bearing account that holds the Death Benefit while your beneficiary takes time to consider other options. Your beneficiary has complete ownership of funds held in the Alliance Account, and may draw on all or part of the funds by writing a draft. Interest earnings in the Alliance Account are compounded daily and credited monthly. Your beneficiary can transfer proceeds from the Alliance Account to other modes of settlement at any time. Proceeds in the Alliance Account are part of Prudential's general account. If your beneficiary does not want the money to go to the Alliance Account, he or she can ask Prudential to issue a check instead.

     o OTHER OPTIONS. Your beneficiary can arrange with Prudential for the Death Benefit to be paid in a different way (known as "modes of settlement"), if the Death Benefit is $1,000 or more. (You can also elect a different mode of settlement for your beneficiary while you are living.) See the MODES OF SETTLEMENT section on page 44.


CHANGES IN FACE AMOUNT

The Face Amount of Insurance may increase or decrease.

You may choose to increase or decrease the Face Amount of your insurance at certain times according to the Group Contract and Prudential's rules. The Face Amount may also decrease automatically when you reach age 75 and age 80.

Here are some things to keep in mind about changes to the Face Amount of your insurance. You should read your Certificate for more information about how changes work in your case.


When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 40. You should consult your tax advisor before you change the Face Amount of your insurance.


INCREASES IN THE FACE AMOUNT OF INSURANCE

Whether you are eligible to increase the Face Amount will depend on several factors at the time you request an increase. These factors include:

     o    your current Face Amount;

     o    your age;

     o    your AICPA membership;

     o    your State Society of CPA membership; and

     o    the schedule of coverage available.

     o Whenever the Face Amount of insurance increases, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

     o An increase in the Face Amount will result in higher insurance charges because our net amount at risk will increase.

DECREASES IN THE FACE AMOUNT OF INSURANCE

     o You may also be eligible to decrease the Face Amount of your insurance at certain times. The reduced Face Amount must be a scheduled amount available to you.

     o A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

     o The Face Amount may decrease automatically when you attain ages 75 and 80.

We will calculate the change in the Face Amount at the end of the first Business Day on or after the receipt of your instructions to decrease the Face Amount or when you attain age 75 or 80. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

HOW WE CALCULATE THE FACE AMOUNT OF YOUR INSURANCE WHEN YOU REACH AGE 75 AND AGE 80

     o    When you reach age 75, we will reduce the Face Amount to:

          (1)  twice the value of the Certificate Fund, or

          (2)  75% of the Face Amount prior to age 75,
          whichever is greater.

     o    When you reach age 80, we will reduce the Face Amount to:

          (1)  twice the value of the Certificate Fund, or

          (2)  25% of the Face Amount prior to age 75,
          whichever is greater.

We will calculate the amount of any reduction that occurs on the first Business Day on or after your 75th or 80th birthday, but the reduction will not take effect until the next Contract Anniversary (October 1). We will not reduce the Face Amount if the Face Amount is already less than (or equal to) twice the value of the Certificate Fund on your 75th or 80th birthday.

CHARGES AND EXPENSES

For a Certificate that is in effect, Prudential reserves the right to increase the charges that we currently make, but we currently have no intention to do so. We will not in any case increase charges above the maximum charges described below. You should refer to your particular Certificate to learn what charges apply to you.

CHARGE DEDUCTED FROM EACH PREMIUM PAYMENT. We will deduct the following charge from each premium payment you make before we invest the payment in the investment options you selected.

o Charge for taxes on premium payments. We will deduct a charge for taxes we must pay on premiums. These taxes include federal, state or local income, premium, excise, business, or any other type of tax (or part of one) that is based on the amount of premium we receive.

     This charge is currently made up of two parts:

          o The first part is for state and local premium taxes. Currently, it is 2.15% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.)

          o The second part is for federal income taxes that are based on premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of the increased cost for premium-based federal income taxes resulting from a 1990 change in the Internal Revenue Code.

     We may increase this charge if the cost of our taxes related to premiums is increased. During 1998, we received approximately $61,000 in charges for taxes on premium payments.

MONTHLY CERTIFICATE FUND CHARGES. Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date.

1. CHARGE FOR THE COST OF INSURANCE. We will deduct a charge for the cost of your insurance.

To calculate the cost of insurance charge, we multiply:

     your Certificate's "net amount at risk" by

     the "cost of insurance rate" for the Covered Person.

"Net amount at risk" means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The "cost of insurance rate" is based on many factors, including:

     o    the Covered Person's age

     o the Covered Person's rate class (such as classes for standard and select status)

     o    the life expectancy of the people covered under your Group Contract

     o the additional insurance benefits that the Group Contractholder elected to buy as shown in the ADDITIONAL INSURANCE BENEFITS section on page 48

     o    the expected expenses

The cost of insurance rate will generally increase as the Covered Person ages.

We may adjust the cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contractholder are based on a number of factors, including:

     o    the number of Certificates in effect

     o    the number of new Certificates issued

     o    the number of Certificates surrendered

     o    the expected claims (death benefits, living benefits, and surrenders)

     o the expected cost of additional insurance benefits that the Group Contractholder elected to buy

     o    the expected expenses

     o    administrative services provided by the Group Contractholder.

In addition to the list above, the past claims, expenses, and the costs of additional insurance benefits of the group are reviewed since they are an important factor in calculating the expected claims, expenses, and costs. However, we are prohibited from recovering past losses by state insurance law.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age and rate class. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed rates are set out in the 1980 CSO Table.


During 1998, we received approximately $554,000 in charges for cost of insurance.

2. CHARGE FOR ADMINISTRATIVE EXPENSES. Currently, we do not impose a monthly charge for administrative expenses, but we may deduct such a charge in the future. This charge would pay for maintaining records and for communicating with Participants and your Group Contractholder. If we did deduct such a charge, it would not exceed $4 per month. During 1998, we received no charges for administrative expenses.

3. CHARGE FOR OTHER TAXES. We reserve the right to deduct a charge to cover federal, state, or local taxes that are imposed on the operations of the Separate Account. These are taxes other than those described under "CHARGE FOR TAXES ON PREMIUM PAYMENTS" section above. Currently, we do not charge for these other taxes.


DAILY DEDUCTION FROM THE SEPARATE ACCOUNT. Each day, Prudential deducts a charge from the assets of the Separate Account in an amount currently equal to an effective annual rate of 0.45%. We guarantee that the charge will not be more than an effective annual rate of 0.90%.

This charge compensates us for assuming the mortality and expense risks of the insurance provided under the Group Contract. The "mortality risk" is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined the mortality charge. The "expense risk" is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.


We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account. During 1998, we received approximately $7,000 in charges for mortality and expense risks.

TRANSACTION CHARGES. A Participant may incur a charge for partial withdrawals, transfers, reinstatements, and additional statement requests. See the sections of this prospectus that describe each of those transactions. Those sections also describe the charges that Prudential may deduct.

EXPENSES INCURRED BY THE FUNDS. Participants indirectly bear the charges and expenses of the Funds. To find out details about the investment management fees and other underlying Fund expenses, you should see THE FUNDS section on page 14. You should also read the prospectuses for the available Funds.



DIVIDENDS OR EXPERIENCE CREDITS

The Group Variable Universal Life Contract is eligible to receive Dividends or Experience Credits. We do not guarantee, however, that we will pay Dividends or Experience Credits.

If there is a Dividend or Experience Credit, Prudential will pay it to your Group Contractholder, who will pass it on to you in the form of a refund. Ordinarily, any refund will be reinvested in your insurance - that is, as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Securities Corporation in writing.

CASH SURRENDER VALUE


The Cash Surrender Value of your Certificate is equal to your Certificate Fund MINUS any Certificate Debt and outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account (see the LOANS section on page 35).


The Cash Surrender Value will change daily to reflect:

     o    Net Premiums;

     o    withdrawals;

     o    increases or decreases in the value of the Funds you selected;

     o interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

     o    interest accrued on any loan;

     o the daily asset charge for mortality and expense risks assessed against the variable investment options; and

     o    monthly charges that Prudential deducts from your Certificate Fund.

If you ask, Aon Securities Corporation will tell you what the Cash Surrender Value of your Certificate is. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to go down to zero.

The tables on pages T-1 through T-6 (following page 12) of this prospectus give examples of what Cash Surrender Values would be for selected sample Certificates. The examples assume there would be uniform investment results in the selected Subaccount portfolios. The examples are only hypothetical and are only meant to help you understand how the Certificate works.

FULL SURRENDERS

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which Aon Securities Corporation receives your request form in good order.

We will pay the proceeds as described in the WHEN PROCEEDS ARE PAID section on page 42.


A surrender may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 40.

During 1998, we received approximately $30 in surrender charges.


PAID-UP COVERAGE

At any time, you may elect to use the Cash Surrender Value of your Certificate to buy Paid-up Coverage. The minimum amount of Cash Surrender Value that you can exchange is $1,000.

The amount of Paid-up Coverage that you can have will be limited to the amount that you can buy with your Certificate's Cash Surrender Value. Also, it cannot be more than the Death Benefit under your Certificate at the time you make the exchange.

Paid-up Coverage will start as of the end of the Business Day on which Aon Securities Corporation receives your request form in good order. Once the Paid-up Coverage starts, all other coverage under your Certificate, including any additional insurance benefits, will end. If you later decide to enroll under the Group Contract again, Prudential may limit your future amount of coverage.


If you did not use your entire Cash Surrender Value to buy the Paid-up Coverage, Prudential will pay you the remaining amount as of the end of the first Business Day after Aon Securities Corporation receives your request form. We will pay it as described in the WHEN PROCEEDS ARE PAID section on page 42. This withdrawal may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 40.

The purchase of Paid-up Coverage could make your Certificate a Modified Endowment Contract. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 40.


PARTIAL WITHDRAWALS

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value. We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.


Partial withdrawals will be effective as of the end of the Business Day on which Aon Securities Corporation receives your request form. We will pay you the withdrawn money as described in the WHEN PROCEEDS ARE PAID section on page 42.

You must withdraw at least $200 in any partial withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.


There is no limit on the number of partial withdrawals you can make in a year. However, there is a transaction charge for each partial withdrawal. Currently, this charge is $10 or 2% of the amount you withdraw, whichever is less. In the future, Prudential may raise this charge, but not above $20. We will deduct the transaction charge from the amount you withdraw.

You may not repay any amount that you withdraw.


Withdrawals may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 40.


LOANS

You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), any outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.


The minimum amount that you can borrow at any one time is $200. You cannot take a loan if Certificate Debt exceeds the Loan Value, or if the Loan Value is less than the $200 minimum. Prudential will pay loan proceeds as described in the WHEN PROCEEDS ARE PAID section on page 42.

Interest on the loan will accrue daily at a rate of between 5% and 8%. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.


When you take a loan from your Certificate Fund, here's what happens:

     o We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

     o We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

     o We will generally credit interest to the amount in the Loan Account at an effective annual rate that is currently 1% less than the rate Prudential charges as interest on the loan. This may change in the future, but the difference in the rates will range between 1% and 2%. The crediting rate will generally be equal to the Fixed Account crediting rate, but will never be less than 4%.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. You should send your loan repayments directly to Prudential. You may request a loan repayment form from Aon Securities Corporation.


If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial withdrawal from the Certificate Fund. A partial withdrawal may have tax consequences. See the PARTIAL WITHDRAWALS section on page 34 and the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 40.

Your Loan Account plus accrued interest (together, these are called "Certificate Debt") may not exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges. See the LAPSE section on page 36.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 40.


If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the Certificate Debt.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.

LAPSE

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If it is not enough, Aon Securities Corporation will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay it.

In insurance terms, we call it a LAPSE when insurance ends because the charges for it are not paid.

HOW YOU CAN STOP YOUR INSURANCE FROM LAPSING. You must make a payment that is enough to pay outstanding charges. Aon Securities Corporation must receive the payment by the later of:

     o    61 days after the Monthly Deduction Date; or

     o 30 days after the date Aon Securities Corporation mailed you the notice.


If you do not, your insurance will lapse and your Certificate will no longer have any value. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 40.


Aon Securities Corporation will send the notice to your last known address on file. If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.


TERMINATION OF THE GROUP CONTRACTHOLDER'S PARTICIPATION IN THE GROUP
CONTRACT

Your Group Contractholder may decide to terminate the Group Contract with Prudential. In addition, Prudential may terminate a Group Contract:

     o If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contractholder 90 days' written notice.

     o If the Group Contractholder fails to remit premium payments to Prudential in a timely way, at the end of the grace period.

     o For any other reason, effective on a Contract Anniversary, by giving the Group Contractholder 31 days' written notice.

Termination of the Group Contract means that your Group Contractholder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the OPTIONS ON TERMINATION OF COVERAGE section on page 38. The options that are available to you from Prudential may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS

If you are no longer a member of either the AICPA or any Qualified State Society of CPAs, you are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Securities Corporation receives notice that you are no longer eligible for coverage.

If your insurance ends, you have the options of Conversion, Paid-up Coverage, and payment of Cash Surrender Value, which are described in the OPTIONS ON TERMINATION OF COVERAGE section on page 38.

If you are a member of both the AICPA and a Qualified State Society of CPAs, and you end one of those memberships, your coverage may be reduced. If that happens, you will have a Conversion Privilege to the extent of the reduction.

OPTIONS ON TERMINATION OF COVERAGE

Your insurance coverage under the Group Contract will end when the Group Contract itself ends or when you are no longer an Eligible Group Member.

When your Group Contractholder ends a Group Contract, the effect on Participants depends on whether or not your Group Contractholder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

     o If your Group Contractholder DOES replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value.

     o If your Group Contractholder DOES NOT replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options listed below.

CONVERSION. You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, you must apply for it:

     o within 45 days after your Certificate ends, if you were given written notice more than 15 days, but less than 90 days, after coverage under the Group Contract ends, or

     o within 90 days after your Certificate ends, if you were not given written notice.

You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age, and your risk class.

If your Certificate ended because you are no longer an Eligible Group Member, you may not convert more than the Face Amount of your Certificate. If your Certificate ended because the Group Contract ended, the amount you are able to convert may be limited to the Face Amount of your Certificate MINUS the amount of any group insurance that you become eligible for within 45 days after your Certificate ends.

If a Covered Person dies within 90 days after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

PAID-UP COVERAGE. You may elect to use your Certificate's Cash Surrender Value to buy fixed Paid-up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day your Certificate ends. The insurance amount will depend on how much the Cash Surrender Value is and on the age of the Covered Person. But, the amount of Paid-up Coverage cannot be more than your Certificate's Death Benefit right before you buy the Paid-up Coverage.


You may elect this option within 91 days of the date your Certificate ends. Prudential will make the Paid-up Coverage effective as of the end of the Business Day on which Aon Securities Corporation receives your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 40.


PAYMENT OF CASH SURRENDER VALUE. You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Securities Corporation on the form that we require you to use for this purpose.

If you do not choose one of the options described above within 91 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

REINSTATEMENT

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended or if you are no longer an Eligible Group Member. (If you are an Applicant Owner, we will not reinstate a lapsed Certificate if the Covered Person is no longer eligible for coverage under the Group Contract.)

To reinstate your Certificate, you must send the following items to Aon Securities Corporation:

     o    A written request for reinstatement.

     o Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential.

     o A premium payment (less any charges that apply) that is at least enough to pay the monthly charges for the grace period and for two more months. See the CHARGES AND EXPENSES section on page 30.

     o If your Certificate Debt was not repaid at lapse, you must repay it upon reinstatement. (Such repayment would not be subject to any charges deducted from premium payments.)

     o We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request for reinstatement. The terms of your original Certificate will still apply. We will apply a new 2-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the INCONTESTABILITY section on page 43 and the SUICIDE EXCLUSION section on page 44.


     o Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.

TAX TREATMENT OF CERTIFICATE BENEFITS

INTRODUCTION

This summary provides general information on the federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax advisor for complete information and advice.

TREATMENT AS LIFE INSURANCE AND INVESTOR CONTROL

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:


     o you will not be taxed on the growth of the funds in the Certificate Fund, unless you receive a distribution, and


     o    the Certificate's Death Benefit will be tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available subaccounts of a separate account without causing the Participants (instead of Prudential) to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential will be treated as the owner of the Separate Account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes - which will be applied uniformly to all Participants after advance written notice - that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential will be treated as the owner of the underlying assets.

DISTRIBUTIONS

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

CERTIFICATES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

o If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

o Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

MODIFIED ENDOWMENT CONTRACTS


o The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or a rider is added or removed). The addition of a rider or an increase in the Face Amount of insurance may also cause the Certificate to be classified as a Modified Endowment Contract. You should first consult a tax advisor if you are contemplating any of these steps.

o If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans and withdrawals, are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to loans, withdrawals, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59-1/2, on account of your becoming disabled or as a life annuity.

o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

WITHHOLDING

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person dies.

The earnings of the Separate Account are taxed as part of Prudential's operations. The Separate Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

WHEN PROCEEDS ARE PAID

Prudential will generally pay any Death Benefit, Cash Surrender Value, partial withdrawal or loan proceeds within 7 days after Aon Securities Corporation receives the request for payment. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the

Business Day on which we received the request in good order. There are certain circumstances when we delay payment of proceeds:

     o We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

     o We expect to pay proceeds that come from the Fixed Account or from Paid-up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the current rate for settlement options left with Prudential to accumulate with interest if we delay payment for more than 10 days.

BENEFICIARY

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

INCONTESTABILITY

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

MISSTATEMENT OF AGE

If the Covered Person's age is stated incorrectly in the Certificate, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age.

If an adjustment results in an increased cost of insurance, Aon Securities Corporation will bill for the difference. If an adjustment results in a decreased cost of insurance, Aon Securities Corporation will refund the difference. If the change in age affects the amount of the person's insurance, Prudential will change the amount and the cost of insurance accordingly.

SUICIDE EXCLUSION

Generally, if the Covered Person dies by suicide within one year from the Certificate Date or reinstatement, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt, outstanding charges, and any partial withdrawals since the Certificate Date or reinstatement. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within one year after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

MODES OF SETTLEMENT

The DEATH BENEFITS section describes how your beneficiary may receive the Death Benefit. In addition to the methods described in the DEATH BENEFITS section, Prudential also makes these methods available. They are known as "modes of settlement":

OPTION 1:  PAYMENTS FOR A FIXED PERIOD

     The Death Benefit plus interest is paid over a fixed number of years (1-25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that your beneficiary will receive. Your beneficiary may withdraw the total present value of payments not yet made at any time.

OPTION 2:  PAYMENT IN INSTALLMENTS FOR LIFE

     The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential has made all guaranteed payments, Prudential will pay the present value of the remaining guaranteed payments to a payee your beneficiary designated.

OPTION 3:  INTEREST INCOME

     The Death Benefit remains with Prudential and earns interest. This option allows you or your beneficiary to leave the Death Benefit with Prudential and choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time. The interest income may be received monthly, quarterly, semi-annually, or annually.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that you or your beneficiary will receive.

OPTION 4:  PAYMENTS OF A FIXED AMOUNT

     Your beneficiary receives a guaranteed specified sum for a limited number of years. This guaranteed specified sum represents a return of the principal (Death Benefit) and interest paid. The payment may be received monthly, quarterly, semi-annually, or annually, as determined by the beneficiary.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that your beneficiary will receive. Any interest credited will be used to extend the payment period.

OPTION 5:  CERTIFICATE OF DEPOSIT

     The Death Benefit is used to purchase a certificate of deposit that is issued by The Prudential Bank. Certificates of Deposit (CDs) are investments that allow your beneficiary to choose a variety of short- and long-term deposit options. They are designed to accrue interest monthly, quarterly, semi-annually, annually or at maturity. Interest rates are guaranteed for the term of the CD. There is generally a $10,000 minimum amount for this option.

Under each of the above options, each payment must generally be at least $20.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax advisor.

ASSIGNMENT

You may assign your Certificate, including all rights, benefits and privileges that you have. Prudential will honor the assignment only if: (1) you make the assignment in writing; (2) you sign it; and (3) Aon Securities Corporation receives a copy of the assignment, or Prudential receives a copy of the assignment at the Prudential office shown in your Certificate. We are not responsible for determining whether the assignment is legal or valid.

Throughout this prospectus, we describe various rights that you have. You may assign those rights to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.


If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 40.


APPLICANT OWNER PROVISION

The Group Contract has an "applicant owner" provision. An Applicant Owner is a person who may apply for coverage on the life of an Eligible Group Member. And, as with an assignment, if a Participant agrees to let another person be the Applicant Owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus apply to both (1) an Eligible Group Member who has obtained insurance coverage on his or her own life, and (2) an Applicant Owner who has obtained insurance coverage on the life of an Eligible Group Member.

When naming an Applicant Owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be Applicant Owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an Applicant Owner. At any one time, only one person may be an Applicant Owner under a Certificate.

An Applicant Owner must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the Applicant Owner.

VOTING RIGHTS

The assets that are held in the Separate Account are invested in the Funds. Prudential is the legal owner of those shares. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under the federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If the federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental investment policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by the federal securities laws.

Here's how we will determine the number of Fund shares and votes for which you may give instructions:

     o To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

     o The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We will give you the proper forms and proxies to give these instructions. We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances. We may disregard instructions if: (1) the instructions would require shares to be voted in a way that would cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or (2) the instruction would approve or disapprove an investment advisory contract for a Fund. Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

SUBSTITUTION OF FUND SHARES

If Prudential's management thinks that an available portfolio of the Funds becomes unsuitable for investment by Participants, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes or considerations, the unavailability of shares for investment or other reasons, including our discretion. Before Prudential can substitute shares, the SEC, and possibly one or more state insurance departments, must approve the substitution. We would notify you and your Group Contractholder if we were to make such a substitution.

ADDITIONAL INSURANCE BENEFITS

The following additional insurance benefits are available to you, either automatically or as options.

If you choose Extension of Coverage and Waiver of Cost of Insurance Charges During Total Disability, any annual refund you might receive will generally be reduced. (You may receive an annual refund if your Group Contractholder receives a share of Prudential's divisible surplus. See DIVIDENDS OR EXPERIENCE CREDITS on page 32.)

ACCELERATED DEATH BENEFIT. You are automatically covered for the Accelerated Death Benefit. Under an accelerated death benefit, you can elect to receive an early payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 6 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill. You may receive the accelerated payment in a lump sum.

When we pay the Death Benefit under this option, it will be adjusted to reflect its present value. The adjusted Death Benefit will always be less than the Death Benefit, but may be greater than the Certificate's Cash Surrender Value.

We will not pay an accelerated death benefit if coverage was assigned or if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated death benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated death benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Death Benefit to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Death Benefit, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated death benefit is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax advisor before you elect to receive this benefit.

ACCIDENTAL DEATH AND DISMEMBERMENT BENEFIT. If you are younger than age 75, you are automatically covered for an Accidental Death and Dismemberment Benefit. This benefit provides you insurance, up to the Face Amount, for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you. This benefit ends when you reach age 75.

EXTENSION OF COVERAGE AND WAIVER OF COST OF INSURANCE DURING TOTAL DISABILITY. You may choose an extended death benefit that provides protection during your total disability. Under this provision, we will waive your monthly charges if you become totally disabled for at least 9 months prior to age 60. The amount of insurance that will be extended is your Face Amount of insurance.

We will extend your insurance coverage for successive one-year periods, generally until age 75. You must provide satisfactory proof of continued total disability. At age 75, Monthly Charges will again be deducted and coverage may lapse if the Certificate Fund is insufficient. See the LAPSE section on page 36. If you choose this optional benefit, it will reduce the amount of the annual refund that you would otherwise receive from your Group Contractholder.

REPORTS

Prudential will send you quarterly statements that give you certain information about your insurance. These statements will give you details about the value of your Certificate Fund, about transactions that you made, and specific insurance data about your coverage.

If you make a request, we will also send you a current statement about your insurance. It will give you the same kind of information as the quarterly statement does. We may limit the number of current statements you may request. We will charge you $10 for additional statements. We may increase this charge in the future, but we will not increase it above $20 for each additional report.

We will also send to you and to your Group Contractholder, annual and semi-annual reports that list the securities held in each available portfolio of the Funds. The federal securities laws require these reports. Prudential keeps records about the Separate Account pursuant to the federal securities laws.

If you invest in the Series Fund through more than one variable insurance contract, you will ordinarily receive only one copy of each annual and semi-annual report issued by the Series Fund. But, if you want another copy of a report, you may ask us for one by calling the telephone number listed on the inside cover page of this prospectus.

SALE OF THE CONTRACT

Prudential Investment Management Services LLC (referred to as "PIMS") acts as the principal underwriter of the Group Contracts and Certificates. PIMS is a direct, wholly-owned subsidiary of Prudential.

PIMS, organized in 1996 under Delaware law, is registered as a broker-dealer under the federal securities laws. PIMS is also a member of the National Association of Securities Dealers, Inc. PIMS's principal business address is 751 Broad Street, Newark, New Jersey 07102. PIMS also acts as principal underwriter with respect to the securities of other Prudential investment companies.

The Group Contracts and Certificates are sold by persons who are registered representatives of PIMS and who are also authorized by state insurance departments. The Group Contracts and Certificates may also be sold through other broker-dealers authorized by PIMS and applicable law to do so.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in the federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in the federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days written notice to the other party.

RATINGS AND ADVERTISEMENTS

Independent financial rating services - including Moody's, Standard & Poors, Duff & Phelps and A.M. Best Company - rate Prudential. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS


The consolidated financial statements of Prudential and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and the financial statements of the Separate Account as of December 31, 1998 and for the period July l, 1998 through December 31, 1998 included in this registration statement have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.


Actuarial matters included in this prospectus have been examined by Stuart L. Liebeskind, FSA, MAAA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

LITIGATION


On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW)). On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate, and later issued a Final Order and Judgement in the consolidated class actions before the court, 962 F. Supp. 450 (March 17, 1997, as amended April 14, 1997). The Court's Final Order and Judgement approving the class Settlement was appealed to the United States Court of Appeals for the Third Circuit, which upheld the district court's approval of the Stipulation of Settlement on July 23, 1998. The Supreme Court denied certiorari in January 1999, thereby making final the approval of the class action settlement.

Pursuant to the Settlement, Prudential agreed to provide and has been implementing an Alternative Dispute Resolution ("ADR") process for class members who believe they were misled concerning the sale or performance of their life insurance contracts. As of December 31, 1998, based on an analysis of claims actually remedied, a sample of claims still to be remedied, and estimates of additional liabilities associated with the ADR program, management estimated the cost, before taxes, of remedying policyholder claims in the ADR process to be approximately $2.56 billion. While management believes these to be reasonable estimates based on available information, the ultimate amount of the total cost of remedied policyholder claims and other related costs is dependent on complex and varying factors, including the relief options still to be chosen by claimants, the dollar value of those options, and the number and type of claims that may successfully be appealed.


In addition, a number of actions have been filed against Prudential by policyholders who have excluded themselves from the Settlement; Prudential anticipates that additional suits may be filed by other policyholders.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million. These agreements are now being implemented through Prudential's implementation of the class Settlement.

Prudential's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. It is possible that the results of operations or the cash flow of the company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of the matters specifically discussed above. Management believes, however, that the ultimate resolution of all such matters, after consideration of applicable reserves, should not have a material adverse effect on Prudential's financial position.

THE YEAR 2000 ISSUE

The services provided to a Group Contractholder or Participant of Group Variable Universal Life depend on the smooth functioning of numerous computer systems. Many computer systems in use today are programmed to recognize only the last two digits of a date as the year. As a result, any systems using this kind of programming can not distinguish a date using "00" and may treat it as "1900" instead of "2000." This problem may impact computer systems that store business information, but it could also affect other equipment used in our business like telephones, fax machines and elevators. If this problem is not corrected, the "Year 2000" issue could affect the accuracy and integrity of business records. Prudential's regular business operations could be interrupted as well as those of other companies that deal with us.

In addition, the operations of the mutual funds associated with Group Variable Universal Life could experience problems resulting from the Year 2000 issue. Please refer to the respective mutual fund's prospectus for information regarding their approach to Year 2000 concerns. The following describes Prudential's effort to address Year 2000 concerns.

To address this potential problem Prudential organized its Year 2000 efforts around the following three areas:

     o BUSINESS SYSTEMS - Computer programs directly used to support our business;

     o INFRASTRUCTURE - Computers and other business equipment like telephones and fax machines; and

     o BUSINESS PARTNERS - Year 2000 readiness of essential business partners.

BUSINESS SYSTEMS. The business systems component includes a wide range of computer programs that directly support Prudential's business operations including systems for: insurance product processing, securities trading, personnel record keeping and general accounting systems. All business systems were analyzed to determine whether each computer program with a Year 2000 problem should be retired, replaced or renovated. The majority of this work has been completed. A few remaining programs are currently being tested and completion of this process is expected by June 1999.

INFRASTRUCTURE. As with business applications, we established a specific methodology and process for addressing infrastructure issues. The infrastructure effort includes mainframe computer system hardware and operating system software, mid-range systems and servers, telecommunications equipment and systems, buildings and facilities systems, personal computers, and vendor hardware and software. Other than desktop systems, substantially all other infrastructure systems have been tested. Presently a small number of midrange computers, and building and facility systems are still in the testing phase. We expect to have the infrastructure implementation process completed by June 1999.

BUSINESS PARTNERS. Prudential recognizes the importance of determining the Year 2000 readiness of external business relationships especially those that involve electronic data transfer products and services, and products that impact our essential business processes. Prudential first classified each business partner as "highly critical" or "less critical" to our business and then began to develop risk assessment and contingency plans to address the potential that a business partner could experience a Year 2000 failure. All highly critical business partner relationships have been assessed and contingency planning is completed. Risk assessment and contingency planning continues for less critical business partners, and the target completion date for these relationships is June 1999.

Prudential believes that the Business Application, Infrastructure and Business Partners components of the Year 2000 project are substantially on schedule. A small number of the projects may not meet their targeted completion date. However, Prudential expects that these projects will be completed by September 1999. If there are any delays, they should not have a significant impact on the timing of the project as a whole.


THE COST OF YEAR 2000 READINESS


Prudential is funding the Year 2000 program from internal operating budgets, and estimates that its costs to address the Year 2000 issue will total approximately $220 million. Because these expenses were part of the operating budget, they did not impact the management of Group Variable Universal Life. During the course of the Year 2000 program, some optional computer projects have been delayed, but these delays have not had any material effect on Group Variable Universal Life.


YEAR 2000 RISKS AND CONTINGENCY PLANNING


Prudential believes that it is well positioned to lessen the impact of the Year 2000 problem. However, given the nature of this issue, we can not be 100% certain that we are completely prepared, particularly because we can not be certain of Year 2000 readiness of third parties. As a result, we are unable to determine at this time whether the consequences of Year 2000 failures may have a material adverse effect on the results of Prudential's operations, liquidity or financial condition. In the worst case, it is possible that a Year 2000 technology failure, whether internal or external, could have a material impact on Prudential's results of operations, liquidity, or financial position. If Prudential is unable to address the Year 2000 problem, we may have difficulty in responding to your incoming phone calls, calculating your unit values or processing withdrawals and purchase payments. It is also possible that the mutual funds associated with Group Variable Universal Life will be unable to value their securities, in turn creating difficulties in purchasing or selling shares of the respective mutual funds and calculating corresponding unit asset values. The objective of Prudential's Year 2000 program has been to reduce these risks as much as possible.

Most of the operations of Group Variable Universal Life involve such a large number of individual transactions that they can only be handled with the help of computers. As a result, our current contingency plans include responses to the failure of specific business programs or infrastructure components. However, our contingency responses are now being reviewed and we expect to finalize them by June, 1999 to ensure that they are workable under the special conditions of a Year 2000 failure. Prudential believes that with the completion of its Year 2000 program as scheduled, the possibility of significant interruptions of normal operations will be reduced.

SUBSEQUENT EVENTS

On December 10, 1998, Prudential announced that it had entered into definitive agreements for Aetna to acquire, subject to regulatory approval and certain other conditions, Prudential's healthcare business for $1 billion. The transaction is expected to be completed in the second quarter of 1999. Included in this transaction are the Prudential HealthCare Health Maintenance Organization (HMO), Point of Service (POS), Preferred Provider Organization
(PPO), and indemnity health lines, as well as its dental business.

                          DEFINITIONS OF SPECIAL TERMS
                             USED IN THIS PROSPECTUS

AON SECURITIES CORPORATION -- A direct wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract.

APPLICANT OWNER -- A person other than the Eligible Group Member who obtains new insurance coverage on the life of an Eligible Group Member. An Applicant Owner may be, but is not limited to, the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust of which the Eligible Group Member is the grantor.

ATTAINED AGE -- Your age on your last birthday on or prior to October 1 of each year.

BUSINESS DAY -- A day on which the New York Stock Exchange is open for trading.

CASH SURRENDER VALUE -- The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt and outstanding charges.

CERTIFICATE -- A document issued to you under the Group Contract, setting forth or summarizing your rights and benefits.

CERTIFICATE ANNIVERSARY -- The same date each year as the Certificate Date.

CERTIFICATE DATE -- The effective date of coverage under a Certificate.

CERTIFICATE DEBT -- The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

CERTIFICATE FUND -- The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

CERTIFICATE YEAR -- The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

CONTRACT ANNIVERSARY -- October 1 of each year.

CONTRACT DATE -- The date as of which the Group Contract is issued.

COVERED PERSON -- The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

DEATH BENEFIT -- The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

DIVIDEND -- A portion of Prudential's divisible surplus allocable to the Group Contract that may be credited to the Group Contract as determined annually by Prudential's Board of Directors.


ELIGIBLE GROUP MEMBERS -- Members of the AICPA and/or a Qualified State Society of CPAs who are less than age 75 and not disabled under the terms of the CPA Flexible Life Insurance Plan. You may only be covered under either the CPA Flexible Life Insurance Plan (Contract GO-14273) or the Group Variable Universal Life Insurance, but not both.

EXPERIENCE CREDIT -- A refund that Prudential may pay based on favorable experience under the Group Contract.

FACE AMOUNT -- The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund, are each parts of your Death Benefit.

FIXED ACCOUNT -- An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically in advance of the effective date of the new rate.

FUNDS -- The Series Fund portfolios and other mutual fund portfolios in which the Separate Account invests. Your investment options include the Funds and the Fixed Account.

GROUP CONTRACT -- A Group Variable Universal Life insurance contract that Prudential issues to Bankers Trust Company, as Trustee of the American Institute of Certified Public Accountants Insurance Trust.

GROUP CONTRACTHOLDER -- Bankers Trust Company, as Trustee of the American Institute of Certified Public Accountants Insurance Trust.

ISSUE AGE -- The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

LOAN ACCOUNT -- An account within Prudential's general account to which we transfer from the Separate Account and/or the Fixed Account an amount equal to the amount of any loan.

LOAN VALUE -- The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, any outstanding charges, and the amount of the next month's charges.


MODIFIED ENDOWMENT CONTRACT -- A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a MEC. Regardless of classification as a MEC, cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the TAX TREATMENT OF CERTIFICATE BENEFITS section for a more complete description of the MEC rules.

MONTHLY DEDUCTION DATE -- The Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day.


NET PREMIUM -- Your premium payment minus any charges for taxes attributable to premiums or any other charges deducted from premium payments. Net Premiums are the amounts we allocate to the Separate Account and/or the Fixed Account.

PAID-UP COVERAGE -- This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one initial premium payment to begin the coverage and never make any additional payments.

PARTICIPANT -- An Eligible Group Member or Applicant Owner under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

SEPARATE ACCOUNT -- Prudential Variable Contract Account GI-2, a separate investment account registered as a unit investment trust under the federal securities laws and established by Prudential to receive some or all of the Net Premiums and to invest them in the Funds.

SERIES FUND -- The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

SUBACCOUNT -- A division of the Separate Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

WE -- The Prudential Insurance Company of America.

YOU -- A Participant.

                      DIRECTORS AND OFFICERS OF PRUDENTIAL


                             DIRECTORS OF PRUDENTIAL


FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2000). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1986 Senior Vice President, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. and Erie Plastics Corporation. Age 64. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERICK K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 63. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President, The Swarthmore Group, Inc. since 1999. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age 46. Address: 1646 West Chester Pike, Suite 3, West Chester, PA 19382.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Operating Officer, Bell Atlantic Corporation, since 1998. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 56. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. National and International Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Merck & Co., Inc., Minimed Incorporated, and Beverley Enterprises. Age 67. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

ROGER A. ENRICO--Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Mr. Enrico originally joined PepsiCo, Inc. in 1971. Mr. Enrico is also a director of A.H. Belo Corporation and Dayton Hudson Corporation. Age 54. Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, MeidiaOne Group, Inc., AP Automotive

Systems, Inc., The Dow Chemical Company, and DTE Energy Company. Age 64.
Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

WILLIAM H. GRAY, III--Director since 1991 (current term expires April, 2000). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Union-Pacific Corporation, Warner-Lambert Company, CBS Corporation, and Electronic Data Systems. Age 57. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Business Ethics. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James E. Hanson Management Company, Neumann Distributors, Inc., Fleet Trust and Investment Services Company, N.A., United Water Resources, Orange & Rockland Utilities, Inc., and Consolidated Delivery and Logistics. Age 62. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR.--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1991. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation and Owens Corning. Age 64. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company and Pfizer, Inc. Age 56. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 67. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya, Baker Fentress & Company, The Jeffrey Company. The Southern New England Telecommunications Company, and Vanguard Group, Inc. Age 66. Address: Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 56. Address: 751 Broad Street, Newark, NJ 07102.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Audit Committee. Principal, Investment Strategies International since 1994. Age 64. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividend; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 68. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Mr. Staheli is also director of Bankers Trust Company, Conti-Financial Corporation and Continental Grain Company. Age 67. Address: 39 Locust Street, Suite 204, New Canaan, CT 06840.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2000). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, Canadian Occidental Petroleum, Ltd., The Toronto-Dominion Bank, and Ontario Hydro. Age 64. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2000). Member, Committees on Nominations & Corporate Governance; Member, Investment Committee. Retired since 1997. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Ameritech Corporation and Moss Micro. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 69. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 64.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2000). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman, Wolfensohn & Co., Inc. 1988 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1996. Chief Executive Officer, James D. Wolfensohn, Inc. from 1995 to 1996. Mr. Volcker is also a director of Nestle, S.A. and Bankers Trust New York Corporation, as well as a Director of the Board of Overseers of TIAA- CREF. Age 71, Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS--Director since 1994 (current term expires April, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Director, The Williams Companies since 1979. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of The Orvis Company, MTC Investors, LLC., and AEA Investors, Inc. Age 64. Address: One Williams Center, Tulsa, OK 74102.


                        PRINCIPAL OFFICERS OF PRUDENTIAL

ARTHUR F. RYAN--Chairman of the Board, President and Chief Executive Officer since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 56.

E. MICHAEL CAULFIELD--Executive Vice President, Financial Management since 1998; Chief Executive Officer, Prudential Investments from 1995 to 1998; Chief Executive Officer, Money Management Group in 1995; prior to 1995, President, Prudential Preferred Financial Services. Age 52.

MICHELE S. DARLING--Executive Vice President, Human Resources since 1997; prior to 1997, Executive Vice President, Canadian Imperial Bank of Commerce. Age 45.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 53.

MARK B. GRIER--Executive Vice President, Corporate Governance since 1998; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 46.

JEAN D. HAMILTON--Executive Vice President, Institutional since 1998; President, Diversified Group since 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 52.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 52.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd. Age 56.

JOHN V. SCICUTELLA--Executive Vice President, Individual Financial Services since 1998; Chief Executive Officer, Individual Insurance Group from 1997 to 1998; Executive Vice President Operations and Systems from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 49.

JOHN R. STRANGFELD--Executive Vice President, Global Asset Management since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 45.

JAMES J. AVERY, JR.--Senior Vice President & Chief Actuary, Individual Insurance Group since 1997; President Prudential Select from 1996 to 1997; prior to 1995, Executive Vice President and Chief Operating Officer, Prudential Select. Age 47.

MARTIN A. BERKOWITZ--Senior Vice President, Financial Management since 1998; Senior Vice President and Comptroller from 1995 to 1998; prior to 1995, Senior Vice President and CFO, Prudential Investment Corporation. Age 50.

WILLIAM M. BETHKE--Senior Vice President and Chief Investment Officer since 1997; prior to 1997, President, Capital Management Group. Age 51.

ANNE E. BOSSI--Senior Vice President, Institutional since 1998; President, Group Life & Disability 1997 to 1998; President, Group Life Insurance 1995 to 1997; prior to 1995, President, Northeastern Group Operations. Age 47.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997; Controller, Salomon Brothers from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 51.

THOMAS J. CARROLL-- Senior Vice President and Chief Auditor since 1999; Managing Director, Bankers Trust Company from 1996 to 1998; prior to 1996, Global Chief Auditor and Managing Director, Credit Suisse First Boston. Age 57.

THOMAS W. CRAWFORD--Senior Vice President, Individual Financial Services since 1998; President and Chief Executive Officer, Prudential Property & Casualty Company from 1996 to 1998; Vice President, Prudential Property & Casualty Company in 1996; prior to 1996, President & CEO, Southern Heritage Insurance Company. Age 55.

WILLIAM D. FRIEL--Senior Vice President and Chief Information Officer since 1996; prior to 1996, Chief Executive Officer, Prudential Service Company. Age 60.

MICHAEL J. HINES--Senior Vice President, Marketing and Communications since 1999; 1996 to 1998 Vice President, Marketing and Communications. Age 47.

RONALD P. JOELSON--Senior Vice President, Financial Management since 1999; Senior Vice President, Guaranteed Products from 1996 to 1999; Vice President, Guaranteed Investments during 1996; prior to 1996, Managing Director, Retirement Services. Age 40.

IRA J. KLEINMAN--Senior Vice President, International Insurance since 1997; prior to 1997, Chief Marketing & Product Development Officer. Age 51.

KATHLEEN KRALL--Senior Vice President, Individual Financial Services since 1999; Vice President, Individual Financial Services from 1996 to 1999; Vice President, Operations and Systems from 1995 to 1996; prior to 1995, Vice President, Chase Manhattan Bank. Age 41.

JOYCE R. LEIBOWITZ--Senior Vice President, Management Internal Controls since 1999; Vice President, Management Internal Controls from 1995 to 1999; prior to 1995, Integrated Control Officer. Age 51.

JOHN M. LIFTIN--Senior Vice President and General Counsel since 1998; Self-employed from 1997 to 1998; prior to 1997, Senior Vice President and General Counsel, Kidder & Peabody Group, Inc. Age 55.

NEIL A. MCGUINNESS--Senior Vice President, Individual Financial Services since 1996; Director, Putnam Investments, in 1996; prior to 1996, President, Fidelity Investment Employer Services Company. Age 52.

PRISCILLA A. MYERS--Senior Vice President, Demutualization since 1998; Senior Vice President and Auditor from 1995 to 1998; prior to 1995, Vice President and Auditor. Age 48.

I. EDWARD PRICE--Senior Vice President, Individual Financial Services since 1996; Senior Vice President and Actuary from 1995 to 1996; prior to 1995, Chief Executive Officer, Prudential International Insurance. Age 56.

ROBERT J. SULLIVAN--Senior Vice President, Individual Financial Services since 1997; prior to 1997, Managing Director, Fidelity Investments. Age 60.

SUSAN J. BLOUNT--Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 41.

C. EDWARD CHAPLIN--Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 41.

ANTHONY S. PISZEL--Vice President and Controller since 1998; Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 44.



Prudential officers are elected annually.

                             FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 1998

                                                                                               SUBACCOUNTS
                                                                  ------------------------------------------------------------------
                                                                    PRUDENTIAL       PRUDENTIAL       PRUDENTIAL        PRUDENTIAL
                                                                   MONEY MARKET   FLEXIBLE MANAGED   STOCK INDEX          EQUITY
                                                                    PORTFOLIO         PORTFOLIO       PORTFOLIO         PORTFOLIO
                                                                  -------------     ------------     ------------       ----------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] .....................      $   231,517       $   417,696       $ 1,404,003       $   811,509
  Accrued expenses payable to The Prudential

    Insurance Company of America [Note 2] ..................             (277)             (509)           (1,607)             (970)
                                                                  -----------       -----------       -----------       -----------
  Net Assets ...............................................      $   231,240       $   417,187       $ 1,402,396       $   810,539
                                                                  ===========       ===========       ===========       ===========

NET ASSETS, representing:

  Equity of Participants ...................................      $   231,240       $   417,187       $ 1,402,396       $   810,539
                                                                  -----------       -----------       -----------       -----------
                                                                  $   231,240       $   417,187       $ 1,402,396       $   810,539
                                                                  ===========       ===========       ===========       ===========


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A1





                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------
 NEUBERGER &                                                                  FRANKLIN
  BERMAN          KEMPER                                                     TEMPLETON
AMT LIMITED       SERIES           MFS         DREYFUS   FRANKLIN TEMPLETON  DEVELOPING
MATURITY BOND   HIGH YIELD      RESEARCH      SMALL CAP     INTERNATIONAL      MARKETS
 PORTFOLIO      PORTFOLIO        SERIES       PORTFOLIO         FUND            FUND
-----------    -----------    -----------    -----------    -----------     -----------

$   159,827    $   356,155    $   891,261    $ 1,305,969    $   387,597     $   166,733

       (193)          (461)        (1,026)        (1,561)          (499)           (197)
-----------    -----------    -----------    -----------    -----------     -----------
$   159,634    $   355,694    $   890,235    $ 1,304,408    $   387,098     $   166,536
===========    ===========    ===========    ===========    ===========     ===========


$   159,634    $   355,694    $   890,235    $ 1,304,408    $   387,098     $   166,536
-----------    -----------    -----------    -----------    -----------     -----------
$   159,634    $   355,694    $   890,235    $ 1,304,408    $   387,098     $   166,536
===========    ===========    ===========    ===========    ===========     ===========






            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A2

                             FINANCIAL STATEMENTS OF

                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the period July 1, 1998* to December 31, 1998


                                                                                              SUBACCOUNTS
                                                                   -----------------------------------------------------------------
                                                                    PRUDENTIAL      PRUDENTIAL         PRUDENTIAL        PRUDENTIAL
                                                                   MONEY MARKET  FLEXIBLE MANAGED     STOCK INDEX          EQUITY
                                                                    PORTFOLIO       PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                   ------------  ----------------     -----------          ------

INVESTMENT INCOME:
  Dividend income ...........................................        $   3,241        $   5,648         $   6,340         $   5,495
                                                                     ---------        ---------         ---------         ---------

EXPENSES

  Charges to Participants for assuming

    mortality risk and expense risk [Note 5A] ...............              277              509             1,607               970
                                                                     ---------        ---------         ---------         ---------

NET INVESTMENT INCOME (LOSS) ................................            2,964            5,139             4,733             4,525
                                                                     ---------        ---------         ---------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

  Capital gains distributions received ......................                0           33,105            17,051            78,110
  Realized gain (loss) on shares redeemed ...................                0           (1,147)           (1,408)           (2,032)
  Net change in unrealized gain (loss)

    on investments ..........................................                0          (12,978)          151,883           (41,420)
                                                                     ---------        ---------         ---------         ---------

NET GAIN ON INVESTMENTS .....................................                0           18,980           167,526            34,658
                                                                     ---------        ---------         ---------         ---------

NET INCREASE IN NET ASSETS

  RESULTING FROM OPERATIONS .................................        $   2,964        $  24,119         $ 172,259         $  39,183
                                                                     =========        =========         =========         =========

*Commenced Operations


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A3


                              SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------
NEUBERGER &
 BERMAN         KEMPER                                         FRANKLIN TEMPLETON
AMT LIMITED    SERIES        MFS        DREYFUS  FRANKLIN TEMPLETON  DEVELOPING
MATURITY BOND HIGH YIELD   RESEARCH    SMALL CAP   INTERNATIONAL      MARKETS
 PORTFOLIO     PORTFOLIO    SERIES     PORTFOLIO      FUND             FUND
---------     ---------   ---------    ---------    ---------       ---------

$       0    $       0    $       0    $       3    $       0       $       0
---------    ---------    ---------    ---------    ---------       ---------



      193          461        1,026        1,561          499             197
---------    ---------    ---------    ---------    ---------       ---------

     (193)        (461)      (1,026)      (1,558)        (499)           (197)
---------    ---------    ---------    ---------    ---------       ---------



        0            0            0       15,555            0               0
        7       (1,269)      (1,568)      (4,972)      (1,543)           (596)

    1,200        2,494      115,832      123,615       14,401          22,483
---------    ---------    ---------    ---------    ---------       ---------

    1,207        1,225      114,264      134,198       12,858          21,887
---------    ---------    ---------    ---------    ---------       ---------


$   1,014    $     764    $ 113,238    $ 132,640    $  12,359       $  21,690
=========    =========    =========    =========    =========       =========


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A4

                             FINANCIAL STATEMENTS OF

                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period July 1, 1998* to December 31, 1998




                                                                                                      SUBACCOUNTS
                                                                    ---------------------------------------------------------------
                                                                      PRUDENTIAL      PRUDENTIAL       PRUDENTIAL      PRUDENTIAL
                                                                     MONEY MARKET   FLEXIBLE MANAGED  STOCK INDEX        EQUITY
                                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                     -----------      -----------      -----------      -----------
                                                                        1998             1998            1998              1998
                                                                     -----------      -----------      -----------      -----------

OPERATIONS
  Net investment income (loss) .................................     $     2,964      $     5,139      $     4,733      $     4,525
  Capital gains distributions received .........................               0           33,105           17,051           78,110
  Realized gain (loss) on shares redeemed ......................               0           (1,147)          (1,408)          (2,032)
  Net change in unrealized gain (loss) on investments ..........               0          (12,978)         151,883          (41,420)
                                                                     -----------      -----------      -----------      -----------

NET INCREASE IN NET ASSETS

  RESULTING FROM OPERATIONS ....................................           2,964           24,119          172,259           39,183
                                                                     -----------      -----------      -----------      -----------

PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS

   Participant Net Payments ....................................          22,979           63,947          191,087          125,032
   Policy Loans ................................................             (71)          (3,208)          (2,866)            (149)
   Policy Loan Repayments and Interest .........................               0            2,147            2,205            2,005
   Surrenders, Withdrawals and Death Benefits ..................               0           (1,089)          (1,648)          (1,301)
   Net Transfers From (To) Other Subaccounts or

       Fixed Rate Options ......................................         205,368          331,276        1,041,359          645,774
   Administrative and Other Charges ............................               0               (5)               0               (5)
                                                                     -----------      -----------      -----------      -----------

TOTAL PREMIUM PAYMENTS

  AND OTHER OPERATING TRANSFERS ................................         228,276          393,068        1,230,137          771,356
                                                                     -----------      -----------      -----------      -----------

TOTAL INCREASE IN NET ASSETS ...................................         231,240          417,187        1,402,396          810,539

NET ASSETS

  Beginning of period ..........................................               0                0                0                0
                                                                     -----------      -----------      -----------      -----------
  End of period ................................................     $   231,240      $   417,187      $ 1,402,396      $   810,539
                                                                     ===========      ===========      ===========      ===========


*Commenced Operations


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A5


                                    SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------
 NEUBERGER &
  BERMAN           KEMPER                                                 FRANKLIN TEMPLETON
 AMT LIMITED      SERIES            MFS         DREYFUS    FRANKLIN TEMPLETON  DEVELOPING
MATURITY BOND    HIGH YIELD       RESEARCH      SMALL CAP    INTERNATIONAL      MARKETS
  PORTFOLIO       PORTFOLIO        SERIES       PORTFOLIO        FUND            FUND
-----------    -----------    -----------    -----------    -----------    -----------
     1998         1998            1998           1998          1998             1998
-----------    -----------    -----------    -----------    -----------    -----------


$      (193)   $      (461)   $    (1,026)   $    (1,558)   $      (499)   $      (197)
          0              0              0         15,555              0              0
          7         (1,269)        (1,568)        (4,972)        (1,543)          (596)
      1,200          2,494        115,832        123,615         14,401         22,483
-----------    -----------    -----------    -----------    -----------    -----------


      1,014            764        113,238        132,640         12,359         21,690
-----------    -----------    -----------    -----------    -----------    -----------




     32,082         53,378        133,668        214,097         75,071         26,331
     (4,183)          (147)          (161)          (243)          (328)           (37)
        210              0          2,032              0              0              0
          0           (283)        (1,701)          (807)          (237)             0

    130,511        301,982        643,159        958,721        300,233        118,552
          0              0              0              0              0              0
-----------    -----------    -----------    -----------    -----------    -----------


    158,620        354,930        776,997      1,171,768        374,739        144,846
-----------    -----------    -----------    -----------    -----------    -----------

    159,634        355,694        890,235      1,304,408        387,098        166,536


          0              0              0              0              0              0
-----------    -----------    -----------    -----------    -----------    -----------
$   159,634    $   355,694    $   890,235    $ 1,304,408    $   387,098    $   166,536
===========    ===========    ===========    ===========    ===========    ===========



            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A6

                        NOTES TO FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
                                December 31, 1998

NOTE 1:      GENERAL

             The Prudential Variable Contract Account GI-2 (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on June 14, 1988 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from purchases of Group Variable Universal Life contracts are invested in the Account.

             The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are one hundred thirty-six subaccounts within the Account. Group Variable Universal Life contracts offer the option to invest in up to twenty of the subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or any of the non-Prudential administered funds shown in Note 3. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

             The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person entitled to make contributions under the contract is a "Participant."

             Group Variable Universal Life insurance contracts became available to Participants on July 1, 1998.

NOTE 2:      SIGNIFICANT ACCOUNTING POLICIES

             The accompanying financial statements are prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of the financial statements in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

             Investments - The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio.

             Security Transactions - Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

             Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.

             Accrued Expenses Payable to The Prudential Insurance Company of America--The payable represents amounts due to Prudential for mortality risk and expense risk charges.

NOTE 3: INVESTMENT INFORMATION FOR THE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

             The net asset value per share for each (rounded) for each portfolio of the Series Fund or the non-Prudential administered funds, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1998 were as follows:

                                                                        SUBACCOUNTS
                                                    -------------------------------------------------
                                                    PRUDENTIAL   PRUDENTIAL   PRUDENTIAL
                                                       MONEY      FLEXIBLE      STOCK      PRUDENTIAL
                                                      MARKET       MANAGED      INDEX        EQUITY
                                                     PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                    -------------------------------------------------

             Number of shares: ..................       23,152       25,222       37,202       27,382
             Net asset value per share (rounded):   $    10.00   $    16.56   $    37.74   $    29.64
             Cost: ..............................   $  231,517   $  430,674   $1,252,120   $  852,929




                                       A7

NOTE 3: INVESTMENT INFORMATION FOR THE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2 (CONTINUED)



                                                                        SUBACCOUNTS (CONTINUED)
                                                    ---------------------------------------------------
                                                     NEUBERGER &
                                                       BERMAN       KEMPER                  DREYFUS
                                                    AMT LIMITED     SERIES       MFS         SMALL
                                                    MATURITY BOND  HIGH YIELD  RESEARCH       CAP
                                                     PORTFOLIO     PORTFOLIO    SERIES     PORTFOLIO
                                                    -----------  -----------  ----------   -----------
             Number of shares:                          11,565      290,175       46,785       24,225
             Net asset value per share (rounded):   $    13.82   $     1.23   $    19.05   $    53.91
             Cost:                                  $  158,627   $  353,661   $  775,429   $1,182,354



                                                     SUBACCOUNTS (CONTINUED)
                                                   --------------------------
                                                                   FRANKLIN
                                                    FRANKLIN      TEMPLETON
                                                   TEMPLETON      DEVELOPING
                                                  INTERNATIONAL     MARKETS
                                                     FUND            FUND
                                                    --------      ---------

             Number of shares:                        18,806         32,565
             Net asset value per share (rounded):   $  20.61       $   5.12
             Cost:                                  $373,196       $144,250




NOTE 4:      PARTICIPANT UNIT INFORMATION

             Outstanding Participant units, unit values and total value of Participant equity at December 31, 1998 were as follows:

                                                                 SUBACCOUNTS
                                              -------------------------------------------------
                                              PRUDENTIAL   PRUDENTIAL   PRUDENTIAL
                                                MONEY       FLEXIBLE      STOCK      PRUDENTIAL
                                                MARKET      MANAGED       INDEX       EQUITY
                                               PORTFOLIO   PORTFOLIO     PORTFOLIO   PORTFOLIO
                                              ----------   ----------   ----------   ----------

             Participant Units Outstanding:       22,672       40,582      127,123       80,739
             Unit Value:                      $ 10.19956   $ 10.28010   $ 11.03184   $ 10.03902
                                              ----------   ----------   ----------   ----------
             TOTAL PARTICIPANT EQUITY:        $  231,240   $  417,187   $1,402,396   $  810,539
                                              ==========   ==========   ==========   ==========






                                                              SUBACCOUNTS (CONTINUED)
                                           ------------------------------------------------------
                                             NEUBERGER &
                                                BERMAN       KEMPER                   DREYFUS
                                               AMT LIMITED   SERIES        MFS         SMALL
                                           MATURITY BOND   HIGH YIELD    RESEARCH       CAP
                                              PORTFOLIO     PORTFOLIO     SERIES     PORTFOLIO
                                              ----------   ----------   ----------   ----------
             Participant Units Outstanding:       15,785       37,005       83,841      129,380
             Unit Value:                      $ 10.11316   $  9.61199   $ 10.61812   $ 10.08199
                                              ----------   ----------   ----------   ----------
             TOTAL PARTICIPANT EQUITY:        $  159,634   $  355,694   $  890,235   $1,304,408
                                              ==========   ==========   ==========   ==========



                                       A8

                                            ---------------------------
                                                            FRANKLIN
                                              FRANKLIN      TEMPLETON
                                              TEMPLETON     DEVELOPING
                                            INTERNATIONAL    MARKETS
                                                FUND          FUND
                                              --------       --------

             Participant Units Outstanding:     40,981          16,259
             Unit Value: ..................   $9.44570       $10.24261
                                              --------       ---------
             TOTAL PARTICIPANT EQUITY: ....   $387,098       $ 166,536
                                              ========       =========

NOTE 5:      CHARGES AND EXPENSES

             A.  Mortality Risk and Expense Risk Charges

                 The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets representing equity of Participants in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that Participants may not live as long as estimated and expense risk is that the cost of issuing and administering the insurance may exceed related charges by Prudential.

             B.  Transaction Related Charges

                 There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

                  o Surrenders and partial withdrawals-- Not to exceed the lesser of $20 or 2% of the amount received.

                  o     Loans-- Not to exceed $20 for each loan made.

                  o Transfers-- Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

                  o Additional statement requests related to a Participant's insurance-- Not to exceed $20 per statement.

             C.  Cost of Insurance Charges

                 Participant's contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs and (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the face amount of insurance applicable to the Participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable.

NOTE 6:      TAXES

             Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                       A9

NOTE 7:      UNIT ACTIVITY

             Transactions in units (including transfers among subaccounts) for the period July 1, 1998* through December 31, 1998 were as follows:


                                                                                      SUBACCOUNTS
                                               -------------------------------------------------------------------------------------
                                                  PRUDENTIAL             PRUDENTIAL             PRUDENTIAL
                                                    MONEY                 FLEXIBLE                 STOCK               PRUDENTIAL
                                                    MARKET                MANAGED                  INDEX                 EQUITY
                                                  PORTFOLIO              PORTFOLIO               PORTFOLIO              PORTFOLIO
                                               -------------------  ---------------------  ---------------------- ------------------

             Participant Contributions:             23,681                 45,583                 137,804                 87,843
             Participant Redemptions:               (1,009)                (5,001)                (10,681)                (7,104)


                                                                                SUBACCOUNTS (CONTINUED)
                                               -------------------------------------------------------------------------------------
                                                 NEUBERGER &
                                                    BERMAN                 KEMPER                                        DREYFUS
                                                 AMT LIMITED               SERIES                   MFS                   SMALL
                                                MATURITY BOND            HIGH YIELD              RESEARCH                  CAP
                                                  PORTFOLIO              PORTFOLIO                SERIES                PORTFOLIO
                                               -------------------  ---------------------  ---------------------- ------------------

             Participant Contributions:             17,321                 40,569                  90,308                143,602
             Participant Redemptions:               (1,536)                (3,564)                 (6,467)               (14,222)


                                                        SUBACCOUNTS (CONTINUED)
                                               -----------------------------------------
                                                                           FRANKLIN
                                                     FRANKLIN              TEMPLETON
                                                    TEMPLETON             DEVELOPING
                                                  INTERNATIONAL             MARKETS
                                                       FUND                  FUND
                                               --------------------  -------------------

            Participant Contributions:              45,363                 17,730
            Participant Redemptions:                (4,382)                (1,471)

            *  Commenced Operations


                                      A10

NOTE 8:      PURCHASES AND SALES OF INVESTMENTS

             The aggregate costs of purchases and proceeds from sales of investments in the Series Fund or the non-Prudential administered funds for the period July 1, 1998* through December 31, 1998 were as follows:


                                                                                         PORTFOLIOS
                                                   --------------------------------------------------------------------------
                                                      PRUDENTIAL           PRUDENTIAL         PRUDENTIAL
                                                        MONEY               FLEXIBLE             STOCK           PRUDENTIAL
                                                        MARKET              MANAGED              INDEX             EQUITY
                                                      PORTFOLIO            PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                   -------------         -------------        -----------         -----------

             Purchases:                             $  238,485           $  441,301           $1,333,505          $  837,735
             Sales:                                 $  (10,210)          $  (48,234)          $ (103,368)         $  (66,378)




                                                                                     PORTFOLIOS (CONTINUED)
                                                   ---------------------------------------------------------------------------
                                                      NEUBERGER &
                                                         BERMAN            KEMPER                                   DREYFUS
                                                      AMT LIMITED          SERIES                MFS                SMALL
                                                     MATURITY BOND       HIGH YIELD           RESEARCH               CAP
                                                       PORTFOLIO         PORTFOLIO              SERIES            PORTFOLIO
                                                   --------------       -------------        -------------       -------------

             Purchases:                             $  174,083           $  387,952           $  836,499          $1,296,655
             Sales:                                 $  (15,463)          $  (33,022)          $  (59,503)         $ (124,887)



                                                            PORTFOLIOS (CONTINUED)
                                                   -----------------------------------------
                                                                             FRANKLIN
                                                     FRANKLIN                TEMPLETON
                                                     TEMPLETON              DEVELOPING
                                                   INTERNATIONAL              MARKETS
                                                       FUND                    FUND
                                                   --------------        ---------------

             Purchases:                           $ 413,671                 $ 157,961
             Sales:                               $ (38,932)                $ (13,115)

             * Commenced operations


                                      A11

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Participants of the
Prudential Variable Contract Account GI-2 and the Board of Directors of The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Prudential Money Market Portfolio, Prudential Flexible Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Neuberger & Berman AMT Limited Maturity Bond Portfolio, Kemper Series High Yield Portfolio, MFS Research Series, Dreyfus Small Cap Portfolio, Franklin Templeton International Fund and Franklin Templeton Developing Markets Fund) of the Prudential Variable Contact Account GI-2 at December 31, 1998, and the results of each of their operations and the changes in each of their net assets for the period July 1, 1998 through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of fund shares owned at December 31, 1998, provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
March 26, 1999


                                      A12

      THE PRUDENTIAL INSURANCE
      COMPANY OF AMERICA


      CONSOLIDATED FINANCIAL STATEMENTS AND
      REPORT OF INDEPENDENT ACCOUNTANTS
      DECEMBER 31, 1998 AND 1997

                           REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.






/s/ PricewaterhouseCoopers LLP
New York, New York
February 26, 1999

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 1998 AND 1997 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                                          1998             1997
                                                                                                          ----             ----
ASSETS
  Fixed maturities:
     Available for sale, at  fair value (amortized cost, 1998: $76,997; 1997: $71,496)                $  80,158         $  75,270
     Held to maturity, at amortized cost (fair value, 1998: $17,906; 1997: $19,894)                      16,848            18,700
  Trading account assets, at fair value                                                                   8,888             6,347
  Equity securities, available for sale, at fair value (cost, 1998: $2,583; 1997: $2,376)                 2,759             2,810
  Mortgage loans on real estate                                                                          16,495            16,004
  Investment real estate                                                                                    801             1,519
  Policy loans                                                                                            7,476             7,034
  Securities purchased under agreements to resell                                                        10,252             8,661
  Cash collateral for borrowed securities                                                                 5,622             5,047
  Other long-term investments                                                                             2,658             2,489
  Short-term investments                                                                                  9,781            12,106
                                                                                                      ---------         ---------
     Total investments                                                                                  161,738           155,987

  Cash                                                                                                    1,943             1,859
  Accrued investment income                                                                               1,795             1,909
  Broker-dealer related receivables                                                                      10,142             8,442
  Deferred policy acquisition costs                                                                       6,462             6,083
  Other assets                                                                                           15,721            11,452
  Separate Account assets                                                                                81,621            73,839
                                                                                                      ---------         ---------
TOTAL ASSETS                                                                                          $ 279,422         $ 259,571
                                                                                                      =========         =========
LIABILITIES AND EQUITY

LIABILITIES
  Future policy benefits                                                                               $ 69,129          $ 67,367
  Policyholders' account balances                                                                        30,974            33,246
  Unpaid claims and claim adjustment expenses                                                             3,860             4,864
  Policyholders' dividends                                                                                1,444             1,269
  Securities sold under agreements to repurchase                                                         21,486            12,347
  Cash collateral for loaned securities                                                                   7,132            14,117
  Income taxes payable                                                                                      785               500
  Broker-dealer related payables                                                                          6,530             3,338
  Securities sold but not yet purchased                                                                   5,771             3,648
  Other liabilities                                                                                      16,169            14,659
  Short-term debt                                                                                        10,082             6,774
  Long-term debt                                                                                          4,734             4,273
  Separate Account liabilities                                                                           80,931            73,451
                                                                                                      ---------         ---------
           Total liabilities                                                                            259,027           239,853
                                                                                                      ---------         ---------
COMMITMENTS AND CONTINGENCIES (SEE NOTE 16)
EQUITY
  Accumulated other comprehensive income                                                                  1,232             1,661
  Retained earnings                                                                                      19,163            18,057
                                                                                                      ---------         ---------
            Total equity                                                                                 20,395            19,718
                                                                                                      ---------         ---------
TOTAL LIABILITIES AND EQUITY                                                                          $ 279,422         $ 259,571
                                                                                                      =========         =========


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                              1998        1997        1996
                                                              ----        ----        ----
REVENUES
  Premiums                                                  $  9,024    $  9,005    $  9,999
  Policy charges and fee income                                1,462       1,434       1,490
  Net investment income                                        9,520       9,456       9,461
  Realized investment gains, net                               2,630       2,168       1,128
  Commissions and other income                                 4,451       4,481       4,512
                                                            --------    --------    --------
           Total revenues                                     27,087      26,544      26,590
                                                            --------    --------    --------
BENEFITS AND EXPENSES
  Policyholders' benefits                                      9,976      10,076      11,094
  Interest credited to policyholders' account balances         1,806       2,044       2,251
  Dividends to policyholders                                   2,478       2,422       2,339
  General and administrative expenses                          9,720       8,992       8,956
  Sales practices remedies                                       510       1,640         410
                                                            --------    --------    --------
           Total benefits and expenses                        24,490      25,174      25,050
                                                            --------    --------    --------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES          2,597       1,370       1,540
                                                            --------    --------    --------
  Income taxes
    Current                                                    1,185         101         556
    Deferred                                                    (215)        306        (376)
                                                            --------    --------    --------
                                                                 970         407         180
                                                            --------    --------    --------
INCOME FROM CONTINUING OPERATIONS                              1,627         963       1,360
                                                            --------    --------    --------
DISCONTINUED OPERATIONS
  Loss from Healthcare operations, net of taxes                 (298)       (353)       (282)
  Loss on disposal of Healthcare operations, net of taxes       (223)       --          --
                                                            --------    --------    --------
    Net loss from discontinued operations                       (521)       (353)       (282)
                                                            --------    --------    --------
NET INCOME                                                  $  1,106    $    610    $  1,078
                                                            ========    ========    ========



                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                             ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                     ------------------------------------------------------
                                                       FOREIGN        NET                      TOTAL
                                                      CURRENCY     UNREALIZED   PENSION   ACCUMULATED OTHER
                                                     TRANSLATION   INVESTMENT  LIABILITY    COMPREHENSIVE      RETAINED      TOTAL
                                                     ADJUSTMENTS     GAINS     ADJUSTMENT      INCOME          EARNINGS     EQUITY
                                                     -------------------------------------------------------------------------------
BALANCE, JANUARY 1, 1996                                $ (24)      $ 2,397       $  --       $ 2,373        $ 16,369     $ 18,742
Comprehensive income (loss):
  Net income                                                                                                    1,078        1,078
  Other comprehensive income (loss), net of tax:
     Change in foreign currency translation
       adjustments                                        (32)                                    (32)                         (32)
     Change in net unrealized investment gains                       (1,261)                   (1,261)                      (1,261)
     Additional pension liability adjustment                                         (4)           (4)                          (4)
                                                                                                                          --------
  Other comprehensive income (loss)                                                                                         (1,297)
                                                                                                                          --------
Total comprehensive income (loss)                                                                                             (219)
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1996                                (56)        1,136          (4)        1,076          17,447       18,523
Comprehensive income:
  Net income                                                                                                      610          610
  Other comprehensive income (loss), net of tax:
     Change in foreign currency translation
       adjustments                                        (29)                                    (29)                         (29)
     Change in net unrealized investment gains                          616                       616                          616
     Additional pension liability adjustment                                         (2)           (2)                          (2)
                                                                                                                          --------
  Other comprehensive income                                                                                                   585
                                                                                                                          --------
Total comprehensive income                                                                                                   1,195
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                                (85)        1,752          (6)        1,661          18,057       19,718
Comprehensive income:
  Net income                                                                                                    1,106        1,106
  Other comprehensive income, net of tax:
     Change in foreign currency translation
       adjustments                                         54                                      54                           54
     Change in net unrealized investment gains                         (480)                     (480)                        (480)
     Additional pension liability adjustment                                         (3)           (3)                          (3)
                                                                                                                          --------
  Other comprehensive income                                                                                                  (429)
                                                                                                                          --------
Total comprehensive income                                                                                                     677
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                              $ (31)      $ 1,272        $ (9)      $ 1,232        $ 19,163     $ 20,395
                                                     =============================================================================


                   SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                       1998         1997        1996
                                                                       ----         ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $   1,106    $     610    $   1,078
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                 (2,660)      (2,209)      (1,138)
        Policy charges and fee income                                    (135)        (258)        (208)
        Interest credited to policyholders' account balances            1,806        2,044        2,251
        Depreciation and amortization                                     305          258          266
        Loss (gain) on disposal of businesses                             223         --           (116)
        Change in:
           Deferred policy acquisition costs                             (165)        (142)        (122)
           Future policy benefits and other insurance liabilities         584        2,762        2,471
           Securities purchased under agreements to resell             (1,591)      (3,314)        (217)
           Trading account assets                                      (2,540)      (1,825)        (433)
           Income taxes receivable/payable                                594       (1,391)        (937)
           Cash collateral for borrowed securities                       (575)      (2,631)        (332)
           Cash collateral for securities loaned (net)                 (6,985)       5,668        2,891
           Broker-dealer related receivables/payables                   1,495         (672)        (607)
           Securities sold but not yet purchased                        2,122        1,633          251
           Securities sold under agreements to repurchase               9,139        4,844         (490)
         Other, net                                                    (5,168)       4,142       (1,334)
                                                                    ---------    ---------    ---------
               CASH FLOWS FROM OPERATING ACTIVITIES                    (2,445)       9,519        3,274
                                                                    ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                          123,151      123,550      123,368
        Fixed maturities, held to maturity                              4,466        4,042        4,268
        Equity securities, available for sale                           2,792        2,572        2,162
        Mortgage loans on real estate                                   4,839        4,299        5,731
        Investment real estate                                          1,364        1,842          615
        Other long-term investments                                     1,848        5,081        3,203
        Disposal of businesses                                           --           --             52
  Payments for the purchase of:
        Fixed maturities, available for sale                         (126,742)    (129,854)    (125,093)
        Fixed maturities, held to maturity                             (2,244)      (2,317)      (2,844)
        Equity securities, available for sale                          (2,547)      (2,461)      (2,384)
        Mortgage loans on real estate                                  (4,885)      (3,363)      (1,906)
        Investment real estate                                            (31)        (241)        (142)
        Other long-term investments                                    (1,415)      (4,148)      (2,060)
  Short-term investments (net)                                          2,145       (2,848)      (1,915)
                                                                    ---------    ---------    ---------
               CASH FLOWS FROM INVESTING ACTIVITIES                     2,741       (3,846)       3,055
                                                                    ---------    ---------    ---------


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------


                                                        1998         1997       1996
                                                        ----         ----       ----
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account deposits                       6,955       5,020       2,676
  Policyholders' account withdrawals                  (11,111)     (9,873)     (8,099)
  Net increase in short-term debt                       2,422         305         583
  Proceeds from the issuance of long-term  debt         1,940         324          93
  Repayments of long-term debt                           (418)       (464)     (1,306)
                                                     --------    --------    --------
           CASH FLOWS USED IN FINANCING ACTIVITIES       (212)     (4,688)     (6,053)
                                                     --------    --------    --------
NET INCREASE IN CASH                                       84         985         276

CASH, BEGINNING OF YEAR                                 1,859         874         598
                                                     --------    --------    --------
CASH, END OF YEAR                                    $  1,943    $  1,859    $    874
                                                     ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid                                    $    163    $    968    $    793
                                                     --------    --------    --------
Interest paid                                        $    864    $    708    $    595
                                                     --------    --------    --------


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS

     The Prudential Insurance Company of America and its subsidiaries (collectively, "the Company") provide financial services throughout the United States and several locations worldwide. The Company's businesses provide a full range of insurance, investment, securities brokerage and other financial products and services to both retail consumers and institutions. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

     DEMUTUALIZATION

     On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified voters and regulatory approval. There can be no assurance that the Company will demutualize or, if it does so, when demutualization will occur.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, and its consolidated subsidiaries, and those partnerships and joint ventures in which the Company has a controlling interest. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENTS

     FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities are written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

     TRADING ACCOUNT ASSETS AND SECURITIES SOLD BUT NOT YET PURCHASED are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

     EQUITY SECURITIES, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, and the effects on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Accumulated other comprehensive income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses. The allowance for losses is based upon a loan specific review and, for performing loans collectively evaluated, a portfolio review. The loan specific review includes consideration of expected future cash flows relative to outstanding balances. The portfolio review includes consideration of the composition of the loan portfolio, current economic conditions, past results, current trends, the estimated aggregate value of the underlying collateral, and other relevant environmental factors. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans, identified in management's specific review of probable loan losses, are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral if the loan is collateral dependent.

     Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

     INVESTMENT REAL ESTATE to be disposed of is carried at the lower of depreciated cost or fair value less selling costs and is not depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income, is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate the carrying value may not be recoverable. In reviewing recoverability, an impairment loss is recognized for an other than temporary decline in value to the extent the reduction in carrying values of investment real estate exceeds estimated undiscounted future cash flows. Charges relating to real estate to be disposed of and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate is computed using the straight-line method over the estimated lives of the properties.

     POLICY LOANS are carried at unpaid principal balances.

     SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased or resold is monitored, and additional collateral is requested, where appropriate, to protect against credit exposure.

     SECURITIES BORROWED AND SECURITIES LOANED are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

     OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control and derivatives held for purposes other than trading. Joint venture and partnership investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

     SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

     REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the lower of depreciated cost or fair value less selling costs of investment real estate held for sale are recorded in "Realized investment gains, net."

     CASH

     Cash includes cash on hand, amounts due from banks, and money market instruments.

     DEFERRED POLICY ACQUISITION COSTS

     The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

     For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The effect of changes in estimated gross margins is reflected in earnings in the period they are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated periodically. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised. The average rate of assumed investment yield in estimating expected gross margins was 9.97%, 9.39%, and 8.39% for 1998, 1997 and 1996, respectively. Deferred policy acquisition costs related to non-participatory term insurance are amortized over the expected life of the contracts in proportion to the premium income.

     For property and casualty contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     For disability insurance, group life insurance and most group annuities, acquisition costs are expensed as incurred.

     POLICYHOLDERS' DIVIDENDS

     The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

     SEPARATE ACCOUNT ASSETS AND LIABILITIES

     Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension fund and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

     OTHER ASSETS AND OTHER LIABILITIES

     Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables and reserves for sales practice remediation costs.

     INSURANCE REVENUE AND EXPENSE RECOGNITION

     Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

     Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

     Amounts received as payment for interest sensitive investment contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

     For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

     Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are recorded, net of related hedge gains and losses and income taxes, as "Other comprehensive income," a separate component of equity.

     COMMISSIONS AND OTHER INCOME

     Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's broker-dealer subsidiary.

     DERIVATIVE FINANCIAL INSTRUMENTS

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and those used by the Company include swaps, futures, forwards and options contracts. The Company uses derivative financial instruments to hedge market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

     To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments, or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

     DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities broker-dealer business and in a limited-purpose subsidiary to meet the needs of its customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors these exposures through the use of various analytical techniques.

     Derivatives held for trading are recorded at fair value in "Trading account assets," "Other liabilities" or "Receivables from/Payables to broker-dealer clients" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

     DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivative assets and liabilities are reported in the investing activities section in the Consolidated Statements of Cash Flows.

     INCOME TAXES

     The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

     Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

     NEW ACCOUNTING PRONOUNCEMENTS

     In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and was applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delayed the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company adopted the delayed provisions of SFAS 125 in 1998. The adoption of SFAS 125 did not have a material impact on the Company's results of operations or financial position.

     During 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income," which was issued by the FASB in June 1997. This statement defines comprehensive income and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statements of Financial Position. Application of this statement did not change recognition or measurement of net income and, therefore, did not affect the Company's financial position or results of operations.

     During 1998, the Company adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which was issued by the FASB in February 1998. This statement standardizes the disclosure requirements for pensions and other postretirement benefits, requires additional information on changes in the benefit obligations and fair values of plan assets and eliminates certain disclosures. This statement is limited to changes in reporting and presentation and does not change recognition or measurement of pension or other postretirement benefit plans. Therefore, its adoption did not affect the Company's financial position or results of operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     On January 1, 1998, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SOP 97-3"). This statement provides guidance for determining when an insurance company or other enterprise should recognize a liability for guaranty-fund assessments as well as guidance for measuring the liability. The adoption of SOP 97-3 did not have a material effect on the Company's financial condition or results of operations. In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

     SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which can affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

     Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement no later than January 1, 2000 and is currently assessing the effect of the new standard.

     In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
     Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

     RECLASSIFICATIONS

     Certain amounts in prior years have been reclassified to conform to current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   DISCONTINUED OPERATIONS

     In December 1998, the Company entered into a definitive agreement to sell its HealthCare business to Aetna Inc. ("Aetna"). Included in this transaction are the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") businesses. The transaction was approved by the boards of directors of both companies and is expected to be completed in the second quarter of 1999, subject to review by federal antitrust authorities and approval by state regulators, and other customary closing conditions. Proceeds from the sale will consist of $500 million of cash and $500 million of Aetna three year senior notes.

     Loss from operations of discontinued businesses for 1998 includes results through December 31, 1998 (the measurement date). The Statements of Operations for 1997 and 1996 have been restated to conform with the 1998 presentation. Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations. The following table presents the results of operations and the loss on the disposal of the Company's HealthCare business, determined as of the measurement date, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 and 1996 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.

                                                            1998        1997        1996
                                                          ---------   ---------   ---------
                                                                   (In Millions)
     Revenues                                             $  7,461    $ 10,305    $  9,187
     Policyholder benefits                                  (6,064)     (8,484)     (7,711)
     General and administrative expenses                    (1,822)     (2,364)     (1,921)
                                                          ---------   ---------   ---------
     Loss before income taxes                                 (425)       (543)       (445)
     Income tax benefit                                        127         190         163
                                                          ---------   ---------   ---------
     Loss from operations                                     (298)       (353)       (282)
     Loss on disposal, net of tax benefit of $131             (223)          -           -
                                                          ---------   ---------   ---------
     Loss from discontinued operations, net of taxes      $   (521)   $   (353)   $   (282)
                                                          =========   =========   =========

     The loss on disposal includes anticipated operating losses to be incurred by the HealthCare business subsequent to the measurement date through the expected date of the sale, as well as estimates of other costs the Company will incur in connection with the disposition of the HealthCare business. Actual amounts may differ from these estimates. These include costs attributable to facilities closure and systems terminations, severance, payments to Aetna related to the ASO business, and estimated payments in connection with an agreement covering the fully insured medical and dental business. The latter agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the agreement for the years 1999 and 2000. The loss on disposition was reduced by the estimated impact of expected modifications of certain pension and other postretirement benefit plans in which employees of the HealthCare business participate. This amount includes curtailment gains and the cost of termination benefits. (See Note 9.)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   DISCONTINUED OPERATIONS (CONTINUED)

     The following table presents the assets and liabilities pertaining to the Company's HealthCare business at December 31, 1998 which are included in the Company's Consolidated Statements of Financial Position.

                                                    (In Millions)

     Cash and investments                              $ 1,652
     Other assets                                        1,030
                                                       -------
     Total assets                                        2,682

     Future policy benefits                              1,241
     Other liabilities                                   1,105
                                                       -------
     Total liabilities                                   2,346
                                                       -------

     Net assets                                        $   336
                                                       =======


4.   INVESTMENTS

     FIXED MATURITIES AND EQUITY SECURITIES

     The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                            1998
                                                             -------------------------------------------------------------
                                                                                  GROSS           GROSS
                                                              AMORTIZED        UNREALIZED      UNREALIZED       ESTIMATED
                                                                 COST             GAINS          LOSSES         FAIR VALUE
                                                             ----------        ----------      ----------       ----------
                                                                                       (In Millions)
     FIXED MATURITIES AVAILABLE FOR SALE
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies             $  5,761          $    580         $     9         $  6,332

     Obligations of U.S. states and
       their political subdivisions                             2,672               204               1            2,875

     Foreign government bonds                                   3,156               253              52            3,357

     Corporate securities                                      57,373             2,545             553           59,365

     Mortgage-backed securities                                 7,935               208              14            8,129

     Other fixed maturities                                       100                 -               -              100
                                                             -----------------------------------------------------------
     Total fixed maturities available for sale               $ 76,997          $  3,790         $   629         $ 80,158
                                                             ===========================================================
     EQUITY SECURITIES AVAILABLE FOR SALE                    $  2,583          $    472         $   296         $  2,759
                                                             ===========================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

                                                                                          1998
                                                             ------------------------------------------------------------
                                                                               GROSS            GROSS
                                                              AMORTIZED     UNREALIZED        UNREALIZED        ESTIMATED
                                                                 COST          GAINS            LOSSES         FAIR VALUE
                                                             ----------     ----------        ----------       ----------
     FIXED MATURITIES HELD TO MATURITY                                              (In Millions)
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies               $    5          $     -           $     -           $    5

     Obligations of U.S. states and
        their political subdivisions                               62                2                 1               63

     Foreign government bonds                                      31                4                 -               35

     Corporate securities                                      16,699            1,096                49           17,746

     Mortgage-backed securities                                     1                -                 -                1

     Other fixed maturities                                        50                6                 -               56
                                                             ------------------------------------------------------------
     Total fixed maturities held to maturity                 $ 16,848         $  1,108           $    50         $ 17,906
                                                             ============================================================


                                                                                        1997
                                                           -------------------------------------------------------------
                                                                                GROSS            GROSS
                                                            AMORTIZED        UNREALIZED       UNREALIZED       ESTIMATED
                                                               COST             GAINS           LOSSES         FAIR VALUE
                                                            ---------        ----------       -----------      ----------
     FIXED MATURITIES AVAILABLE FOR SALE                                           (In Millions)
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies             $  9,071          $    671          $    -         $  9,742

     Obligations of U.S. states and
       their political subdivisions                             1,529               152               -            1,681

     Foreign government bonds                                   3,177               218              17            3,378

     Corporate securities                                      50,043             2,611             144           52,510

     Mortgage-backed securities                                 7,576               288               5            7,859

     Other fixed maturities                                       100                 -               -              100
                                                             -----------------------------------------------------------
     Total fixed maturities available for sale               $ 71,496         $   3,940         $   166        $  75,270
                                                             ===========================================================
     EQUITY SECURITIES AVAILABLE FOR SALE                    $  2,376          $    680         $   246         $  2,810
                                                             ===========================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

                                                                                         1997
                                                           ---------------------------------------------------------------
                                                                                GROSS            GROSS
                                                            AMORTIZED        UNREALIZED        UNREALIZED        ESTIMATED
                                                               COST             GAINS            LOSSES         FAIR VALUE
                                                           -----------       ----------        -----------      ----------
                                                                                     (In Millions)
     FIXED MATURITIES HELD TO MATURITY
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies              $    88          $     -           $     -          $    88

     Obligations of U.S. states and
        their political subdivisions                              152                4                 1              155

     Foreign government bonds                                      33                5                 -               38

     Corporate securities                                      18,282            1,212                34           19,460

     Mortgage-backed securities                                     1                -                 -                1

     Other fixed maturities                                       144                8                 -              152
                                                             ------------------------------------------------------------
     Total fixed maturities held to maturity                 $ 18,700         $  1,229           $    35         $ 19,894
                                                             ============================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1998, is shown below:

                                                        AVAILABLE FOR SALE                HELD TO MATURITY
                                                    ----------------------------        -----------------------
                                                                    ESTIMATED                        ESTIMATED
                                                    AMORTIZED          FAIR             AMORTIZED       FAIR
                                                      COST            VALUE               COST         VALUE
                                                    ------------  --------------        -----------  ----------
                                                              (In Millions)                 (In Millions)
     Due in one year or less                        $   2,638       $    2,644          $    730     $    736
     Due after one year through five years             17,551           17,874             4,326        4,465
     Due after five years through ten years            19,523           19,976             6,783        7,162
     Due after ten years                               29,350           31,535             5,008        5,542
     Mortgage-backed securities                         7,935            8,129                 1            1
                                                    ---------       ----------          --------     --------
            Total                                   $  76,997       $   80,158          $ 16,848     $ 17,906
                                                    =========       ==========          ========     ========

     Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

     Proceeds from the repayment of held to maturity fixed maturities during 1998, 1997 and 1996 were $4,466 million, $4,042 million and $4,268 million, respectively. Gross gains of $135 million, $62 million and $78 million, and gross losses of $2 million, $1 million and $7 million, were realized on prepayment of held to maturity fixed maturities during 1998, 1997 and 1996, respectively.

     Proceeds from the sale of available for sale fixed maturities during 1998, 1997 and 1996 were $119,096 million, $120,604 million and $121,910 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1998, 1997 and 1996 were $ 4,055 million, $2,946 million and $1,458 million, respectively. Gross gains of $1,765 million, $1,310 million and $1,562 million and gross losses of $443 million, $639 million and $1,026 million were realized on sales and prepayments of available for sale fixed maturities during 1998, 1997 and 1996, respectively.

     Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $96 million, $13 million and $54 million for the years 1998, 1997 and 1996, respectively.

     During the years ended December 31, 1998 and December 31, 1997, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $73 million and $27 million, respectively with gross unrealized investment losses of $.4 million and gross unrealized investment gains of $.6 million included during the years ended December 31, 1998 and 1997, respectively, in "Accumulated other comprehensive income" at the time of the transfer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE

     The Company's mortgage loans were collateralized by the following property types at December 31:


                               AMOUNT     PERCENTAGE      AMOUNT      PERCENTAGE
                            (IN MILLIONS)  OF TOTAL    (IN MILLIONS)   OF TOTAL
                            ------------- ----------   -------------  ----------
                                        1998                       1997
                            ------------------------   -------------------------
     Office buildings         $  4,267       25.2%       $  4,692       28.5%
     Retail stores               3,021       17.9%          3,078       18.7%
     Residential properties        716        4.2%            891        5.4%
     Apartment complexes         4,362       25.8%          3,551       21.6%
     Industrial buildings        1,989       11.8%          1,958       11.9%
     Agricultural properties     1,936       11.4%          1,666       10.1%
     Other                         631        3.7%            618        3.8%
                              --------      -----        --------      -----
       Subtotal                 16,922      100.0%         16,454      100.0%
                                            =====                      =====
     Allowance for losses         (427)                      (450)
                              --------                   --------
     Net carrying value       $ 16,495                   $ 16,004
                              ========                   ========

     The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.8%) and New York (9.5%) at December 31, 1998. Included in the above balances are mortgage loans receivable from affiliated joint ventures of $87 million and $225 million at December 31, 1998 and 1997, respectively.

     Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                 1998       1997       1996
                                                 -----      -----      -----
                                                        (In Millions)

     Allowance for losses, beginning of year     $ 450      $ 515      $ 862
     Additions charged to operations               -          -          -
     Release of allowance for losses               -          (41)      (247)
     Charge-offs, net of recoveries                (23)       (24)      (100)
                                                 -----      -----      -----
     Allowance for losses, end of year           $ 427      $ 450      $ 515
                                                 =====      =====      =====


     The $41 million and $247 million reductions of the mortgage loan allowance for losses in 1997 and 1996, respectively, are primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a significant decrease in impaired loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     Impaired mortgage loans identified in management's specific review of probable loan losses and related allowance for losses at December 31, are as follows:

                                                             1998        1997
                                                            -------     -------
                                                              (In Millions)

     Impaired mortgage loans with allowance for losses      $   149     $   330
     Impaired mortgage loans with no allowance for losses       924       1,303
     Allowance for losses                                       (45)        (97)
                                                            -------     -------
     Net carrying value of impaired mortgage loans          $ 1,028     $ 1,536
                                                            =======     =======

     Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $1,329 million, $2,102 million and $2,842 million during 1998, 1997 and 1996, respectively. Net investment income recognized on these loans totaled $94 million, $140 million and $265 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     INVESTMENT REAL ESTATE

     The Company's "Investment real estate" of $801 million and $1,519 million at December 31, 1998 and 1997, respectively, is held through direct ownership. Of the Company's real estate, $675 million and $1,490 million consists of commercial and agricultural assets held for disposal at December 31, 1998 and 1997, respectively. Impairment losses aggregated $8 million, $40 million and $38 million for the years ended December 31, 1998, 1997 and 1996, respectively, and are included in "Realized investment gains, net."

     RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3,135 million and $2,783 million at December 31, 1998 and 1997, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $3,727 million and $2,352 million at December 31, 1998 and 1997, respectively, were held in voluntary trusts. Of this amount, $3,131 million and $1,801 million at December 31, 1998 and 1997, respectively, related to the multi-state policyholder settlement as described in Note 16. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders. The terms of these trusts provide that the assets are to be used for payment of the designated settlement and dividend benefits, as the case may be. Assets valued at $403 million and $632 million at December 31, 1998 and 1997, respectively, were maintained as compensating balances, which do not legally restrict the use of the funds, or pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $2,366 million and $1,835 million at December 31, 1998 and 1997, respectively, were included in the consolidated financial statements in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

     OTHER LONG-TERM INVESTMENTS

     The Company's "Other long-term investments" of $2,658 million and $2,489 million as of December 31, 1998 and 1997, respectively, are comprised of $1,007 million and $1,498 million in real estate related interests and $1,651 million and $991 million of non-real estate related interests. The Company's share of net income from such entities was $285 million, $411 million and $245 million for 1998, 1997 and 1996, respectively, and is reported in "Net investment income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)


     INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     NET INVESTMENT INCOME arose from the following sources for the years ended December 31:

                                                           1998          1997          1996
                                                         --------      --------      --------
                                                                     (In Millions)
     Fixed maturities - available for sale               $  5,366      $  5,074      $  4,871
     Fixed maturities - held to maturity                    1,406         1,622         1,793
     Trading account assets                                   677           504           444
     Equity securities  - available for sale                   54            52            81
     Mortgage loans on real estate                          1,525         1,555         1,690
     Investment real estate                                   230           565           685
     Policy loans                                             410           396           384
     Securities purchased under agreements to resell           18            15            11
     Receivables from broker-dealer clients                   836           706           579
     Short-term investments                                   725           697           702
     Other investment income                                  415           520           559
                                                         --------      --------      --------
     Gross investment income                               11,662        11,706        11,799
     Less investment expenses                              (2,035)       (2,038)       (2,130)
                                                         --------      --------      --------
     Subtotal                                               9,627         9,668         9,669
     Less amount relating to discontinued operations         (107)         (212)         (208)
                                                         --------      --------      --------
     Net investment income                               $  9,520      $  9,456      $  9,461
                                                         ========      ========      ========

     REALIZED INVESTMENT GAINS, NET, for the years ended December 31, were from the following sources:

                                                           1998          1997          1996
                                                         --------      --------      --------
                                                                     (In Millions)
     Fixed maturities                                    $  1,381      $    684      $    513
     Mortgage loans on real estate                             22            68           248
     Investment real estate                                   642           700            76
     Equity securities - available for sale                   427           363           267
     Other                                                    188           394            34
                                                         --------      --------      --------
     Subtotal                                               2,660         2,209         1,138
     Less amounts related to discontinued operations          (30)          (41)          (10)
                                                         --------      --------      --------
     Realized investment gains, net                      $  2,630      $  2,168      $  1,128
                                                         ========      ========      ========

     Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1998 included in fixed maturities available for sale, mortgage loans on real estate and other long term investments totaled $1 million, $23 million and $13 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)


     NET UNREALIZED INVESTMENT GAINS

     Net unrealized investment gains on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid double-counting in "Comprehensive income," items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                               1998         1997         1996
                                                                              -------      -------      -------
                                                                                        (In Millions)
     Net unrealized investment gains, beginning of year                       $ 1,752      $ 1,136      $ 2,397
     Changes in net unrealized investment gains attributable to:
       Investments:
         Net unrealized investment gains (losses) on investments arising
           during the period                                                      522        1,706       (1,281)
         Reclassification adjustment for gains included in net income          (1,087)        (631)        (471)
                                                                              -------      -------      -------
         Change in net unrealized investment gains, net of adjustments           (565)       1,075       (1,752)
     Impact of net unrealized investment gains on:
         Future policy benefits                                                    23         (360)         318
         Deferred policy acquisition costs                                         62          (99)         173
                                                                              -------      -------      -------
     Change in net unrealized investment gains                                   (480)         616       (1,261)
                                                                              -------      -------      -------
     Net unrealized investment gains, end of year                             $ 1,272      $ 1,752      $ 1,136
                                                                              =======      =======      =======

     Unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $282 million, $961 million and $(647) million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense of $588 million, $355 million and $238 million, respectively.

     The future policy benefits reported in the above table are net of income tax expense (benefit) of $15 million, $(203) million and $161 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Deferred policy acquisition costs in the above tables for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense (benefit) of $36 million, $(55) million and $88 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   DEFERRED POLICY ACQUISITION COSTS

     The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                  1998         1997         1996
                                                                 -------      -------      -------
                                                                           (In Millions)
     Balance, beginning of year                                  $ 6,083      $ 6,095      $ 5,892
     Capitalization of commissions, sales and issue expenses       1,313        1,409        1,260
     Amortization                                                 (1,139)      (1,176)      (1,261)
     Change in unrealized investment gains                            77         (154)         261
     Foreign currency translation                                    128          (91)         (57)
                                                                 -------      -------      -------
     Balance, end of year                                        $ 6,462      $ 6,083      $ 6,095
                                                                 =======      =======      =======

6.   POLICYHOLDERS' LIABILITIES

     FUTURE POLICY BENEFITS at December 31, are as follows:

                                      1998       1997
                                    -------     -------
                                       (In Millions)

     Life insurance                 $48,927     $46,765
     Annuities                       15,360      15,469
     Other contract liabilities       4,842       5,133
                                    -------     -------
     Future policy benefits         $69,129     $67,367
                                    =======     =======

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves, and certain health benefits. Annuity liabilities include reserves for immediate annuities and non-participating group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (CONTINUED)

     The following table highlights the key assumptions generally utilized in calculating these reserves:


         PRODUCT                       MORTALITY                   INTEREST RATE               ESTIMATION METHOD
---------------------------     -------------------------     -------------------------     ------------------------
Life insurance                  Generally rates                      2.5% to 7.5%           Net level premium
                                guaranteed in calculating                                   based on non-forfeiture
                                cash surrender values                                       interest rate

Individual immediate            1983 Individual                    3.5% to 11.25%           Present value of
annuities                       Annuity Mortality                                           expected future payments
                                Table with certain                                          based on historical
                                modifications                                               experience

Group annuities in              1950 Group                        3.75% to 17.35%           Present value of
payout status                   Annuity Mortality                                           expected future
                                Table with certain                                          payments
                                modifications                                               based on historical
                                                                                            experience

Other contract liabilities                     -                     5.3% to 7.0%           Present value of
                                                                                            expected future
                                                                                            payments
                                                                                            based on historical
                                                                                            experience

     For the above categories, premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. A premium deficiency reserve has been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities. A liability of $1,780 million and $1,645 million is included in "Future policy benefits" with respect to this deficiency for the years ended December 31, 1998 and 1997, respectively.

       POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:


                                                                 1998                1997
                                                               --------            --------
                                                                       (In Millions)
   Individual annuities                                         $ 4,997            $  5,695
   Group annuities and guaranteed investment contracts           16,770              19,053
   Interest-sensitive life contracts                              3,566               3,258
   Dividend accumulations and other                               5,641               5,240
                                                                -------            --------
   Policyholders' account balances                              $30,974            $ 33,246
                                                                =======            ========


 Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (Continued)

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                 WITHDRAWAL/
                PRODUCT                       INTEREST RATE                   SURRENDER CHARGES
     ---------------------------------        -------------          -----------------------------------

     Individual annuities                      3.0% to 6.6%           0% to 8% for up to 8 years

     Group annuities                          5.0% to 13.4%           Contractually limited or subject
                                                                      to market value adjustment

     Guaranteed investment contracts          3.9% to 15.4%           Subject to market value withdrawal
     payout status                                                    provisions for any funds withdrawn
                                                                      other than for benefit responsive
                                                                      and contractual payments

     Interest-sensitive life contracts        4.0% to 6.5%            Various up to 10 years

     Dividend accumulations and other         3.0% to 4.5%                            --


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (Continued)

     Unpaid Claims and Claim Adjustment Expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty and accident and health insurance at December 31:

                                                         1998                         1997                       1996
                                               --------------------------   --------------------------   -----------------------
                                                ACCIDENT       PROPERTY      ACCIDENT       PROPERTY      ACCIDENT     PROPERTY
                                               AND HEALTH    AND CASUALTY   AND HEALTH    AND CASUALTY   AND HEALTH AND CASUALTY
                                               ----------    ------------   ----------    ------------   ---------- -------------
                                                                                 (In Millions)

     Balance at January 1                      $ 1,908        $ 2,956         $ 1,990       $ 3,076      $ 2,033         $ 3,053
       Less reinsurance recoverables               810            535              10           553           15             557
                                               -------        -------         -------       -------      -------         -------
     Net balance at January 1                    1,098          2,421           1,980         2,523        2,018           2,496
                                               -------        -------         -------       -------      -------         -------

     Incurred related to:

       Current year                              6,127          1,354           8,348         1,525        8,391           1,760
       Prior years                                   7           (194)            102           (91)         (66)            (25)
                                               -------        -------         -------       -------      -------         -------

     Total incurred                              6,134          1,160           8,450         1,434        8,325           1,735
                                               -------        -------         -------       -------      -------         -------
     Paid related to:

       Current year                              5,289            717           6,676           739        6,589             908
       Prior years                                 851            681           1,854           797        1,774             800
                                               -------        -------         -------       -------      -------         -------

     Total paid                                  6,140          1,398           8,530         1,536        8,363           1,708
                                               -------        -------         -------       -------      -------         -------


     Net balance at December 31                  1,092          2,183           1,900         2,421        1,980           2,523
       Plus reinsurance recoverables                52            533               8           535           10             553
                                               -------        -------         -------       -------      -------         -------
     Balance at December 31                    $ 1,144        $ 2,716         $ 1,908       $ 2,956      $ 1,990         $ 3,076
                                               =======        =======         =======       =======      =======         =======





     The Accident and Health balance at December 31 includes amounts attributable to the Company's discontinued HealthCare business: 1998 - $1,082; 1997 - $1,757 and 1996 - $1,750.

     In 1998 and 1997, the changes in provision for claims and claim adjustment expenses for property and casualty related to prior years are primarily driven by lower than anticipated losses for the Voluntary Auto line of business.

     The changes in provision for claims and claim adjustment expense for accident and health related to prior years are primarily due to such factors as changes in claim cost trends and an accelerated decline in the indemnity health business.

     The unpaid claims and claim adjustment expenses presented above consist of unpaid claim liabilities which include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities for 1998, 1997 and 1996 included above are discounted using interest rates ranging from 3.0% to 6.0%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7.    REINSURANCE

      The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on both a pro-rata and excess of loss basis. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom, recording an allowance when necessary for uncollectible reinsurance.

      Reinsurance amounts included in the Consolidated Statements of Operations, excluding HealthCare, for the years ended December 31, were as follows:

                                          1998       1997       1996
                                        -------     ------    -------
                                                  (In Millions)
Direct Premiums                         $9,615      $9,679    $10,690
  Reinsurance Assumed                       65          42         13
  Reinsurance Ceded                       (656)       (716)      (704)
                                        ------      ------    -------
Premiums                                $9,024      $9,005    $ 9,999
                                        ======      ======    =======
Policyholders' benefits ceded           $  519      $  530    $   571
                                        ======      ======    =======

      Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position, at December 31, were as follows:

                                                      1998      1997
                                                     ------    ------
                                                       (In Millions)
Life insurance                                       $  620     $  685
Property-casualty                                       564        554
Other reinsurance                                        92         65
                                                     ------     ------
                                                     $1,276     $1,304
                                                     ======     ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

8.    SHORT-TERM AND LONG-TERM DEBT

       Debt consists of the following at December 31:

SHORT-TERM DEBT
                                                 1998             1997
                                               -------           ------
                                                      (In Millions)
Commercial paper                               $ 7,057           $4,268
Notes payable                                    2,164            2,151
Current portion of long-term debt                  861              355
                                               -------           ------
     Total short-term debt                     $10,082           $6,774
                                               =======           ======

The weighted average interest rate on outstanding short-term debt was approximately 5.4% and 6.0% at December 31, 1998 and 1997, respectively.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. Commercial paper borrowings are supported by various lines of credit.

LONG-TERM DEBT


DESCRIPTION                                          MATURITY DATES         RATE           1998        1997
-----------                                          --------------         ----           -----       ----
                                                                                             (In Millions)


Floating rate notes ("FRN")                          1999 - 2005        4.04-14.00%(a)    $   729     $   324
Long term notes                                      1999 - 2023         5.5% - 12%         1,318         910
Zero coupon notes                                        1999              8.6% (b)           364         334
Canadian dollar notes                                     -             7.0% - 9.125%           -         117
Japanese yen notes                                   1999 - 2000          0.5% - 4.6%         160         178
Swiss francs notes                                        -                3.875%               -         120
Canadian dollar FRN                                      2003             5.25%-5.89%          96          96
Surplus notes                                        2003 - 2025         6.875% - 8.3%        987         986
Senior notes                                         1999 - 2006           6.375%             393          -
Commercial paper backed by long-term
   credit agreements                                                                        1,500       1,500
Other notes payable                                  1999 - 2017          4% - 7.5%            48          63
                                                                                          -------     -------
Subtotal                                                                                    5,595       4,628
    Less:  current portion of long-term debt                                                 (861)       (355)
                                                                                          -------     -------
Total long-term debt                                                                      $ 4,734     $ 4,273
                                                                                          =======     =======


(a) The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1998, this rate was 14%. Excluding this note, floating rate note interest rates were between 4.04% - 5.50%.

(b) The rate shown for zero coupon notes represents a level yield to maturity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8.    SHORT-TERM AND LONG-TERM DEBT (CONTINUED)

      Payment of interest and principal on the surplus notes issued after 1993, of which $686 million were outstanding at December 31, 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

      In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

      Scheduled principal repayments of long-term debt as of December 31, 1998, are as follows: $862 million in 1999, $560 million in 2000, $327 million in 2001, $1,816 million in 2002, $458 million in 2003 and $1,575 million thereafter.

      At December 31, 1998, the Company had $9,853 million in lines of credit from numerous financial institutions of which $8,330 million were unused. These lines of credit generally have terms ranging from one to five years.

      Interest expense for short-term and long-term debt is $920 million, $743 million and $618 million for the years ended December 31, 1998, 1997 and 1996, respectively.

9.    EMPLOYEE BENEFIT PLANS

      PENSION AND OTHER POSTRETIREMENT PLANS

      The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

      The Company provides certain life insurance and health care benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

      The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9.    EMPLOYEE BENEFIT PLANS (CONTINUED)

       Prepaid and accrued benefit costs are included in "Other assets" and "Other liabilities", respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth quarter activity, is summarized below:


                                                                                                   OTHER
                                                                 PENSION BENEFITS           POSTRETIREMENT BENEFITS
                                                              ----------------------       ------------------------
                                                                1998           1997          1998           1997
                                                              --------       -------       -------         -------
                                                                   (In Millions)                (In Millions)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at the beginning of period                 $(5,557)       $(5,148)      $(2,128)        $(2,002)
Service cost                                                     (159)          (127)          (35)            (38)
Interest cost                                                    (397)          (376)         (142)           (149)
Plan participants' contributions                                    -              -           ( 6)             (4)
Amendments                                                        (58)             -             -              31
Actuarial losses                                                 (600)          (334)          (31)            (84)
Transfer to third party                                             -             32             -               -
Contractual termination benefits                                  (30)           (63)            -               -
Benefits paid                                                     485            460           128             117
Foreign currency changes                                            7             (1)            1               1
                                                              -------        -------       -------         -------
Benefit obligation at end of period                           $(6,309)       $(5,557)      $(2,213)        $(2,128)
                                                              =======        =======       =======         =======

CHANGE IN PLAN ASSETS:

Fair value of plan assets at beginning of period              $ 8,489        $ 7,306       $ 1,354         $ 1,313
Actual return on plan assets                                      445          1,693           146             120
Transfer to third party                                            (4)           (32)           -                -
Contribution from pension plan                                      -              -            31              25
Employer contributions                                             25             16            13               9
Plan participants' contributions                                    -              -             6               4
Withdrawal under IRS Section 420                                  (36)           (35)            -               -
Benefits paid                                                    (485)          (460)         (128)           (117)
Foreign currency changes                                           (7)             1             -               -
                                                              -------        -------       -------         -------
Fair value of plan assets at end of period                    $ 8,427        $ 8,489       $ 1,422         $ 1,354
                                                              =======        =======       =======          =======

FUNDED STATUS:

Funded status at end of period                                $ 2,118          $ 2,932     $  (791)         $  (774)
Unrecognized transition (asset) liability                        (554)            (661)        660              707
Unrecognized prior service cost                                   335              327           -                -
Unrecognized actuarial net gain                                  (813)          (1,644)       (353)            (364)
Effects of 4th quarter activity                                    (9)             (63)          2               33
                                                              -------          -------     -------          -------
Net amount recognized                                         $ 1,077          $   891     $  (482)         $  (398)
                                                              =======          =======     =======          =======

AMOUNTS RECOGNIZED IN THE STATEMENTS OF FINANCIAL
 POSITION CONSIST OF:
  Prepaid benefit cost                                        $  1,348        $  1,150     $     -        $       -
  Accrued benefit liability                                       (287)           (270)       (482)            (398)
  Intangible asset                                                   7               5           -                -
  Accumulated other comprehensive income                             9               6           -                -
                                                              --------        --------     --------       ---------
Net amount recognized                                         $  1,077        $    891     $  (482)       $    (398)
                                                              ========        ========     ========       =========

                                       31

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS (CONTINUED)

    The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for the pension plan with accumulated benefit obligations in excess of plan assets were $384 million, $284 million and $0, respectively, as of September 30, 1998 and $319 million, $226 million and $ 0, respectively, as of September 30, 1997.

    The effects of fourth quarter activity are summarized as follows:


                                                                                         OTHER
                                                    PENSION BENEFITS            POSTRETIREMENT BENEFITS
                                                ----------------------          -----------------------
                                                 1998            1997             1998           1997
                                                ------         -------           ------         ------
                                                                     (In Millions)
Effect of IRS Section 420 transfer              $   -          $   (36)          $    -         $    -
Contractual termination benefits                  (14)             (30)               -              -
Contribution from pension plan                      -                -                -             31
Employer contributions                              5                3                2              2
                                                -----          -------           ------         ------
Effects of 4th quarter activity                 $  (9)         $   (63)          $    2         $   33
                                                ======         =======           ======         ======


Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $5,926 million and $6,022 million are included in Separate Account assets and liabilities at September 30, 1998 and 1997, respectively.

Other postretirement plan assets consist of group and individual variable life insurance policies, group life and health contracts, common stocks, U.S. government securities and short-term investments. Plan assets include $1,018 million and $1,044 million of Company insurance policies and contracts at September 30, 1998 and 1997, respectively.

Effective December 31, 1996, The Prudential Securities Incorporated Cash Balance Plan (the "PSI Plan") was merged into The Retirement System for United States Employees and Special Agents of The Prudential Insurance Company of America (the "Prudential Plan"). The name of the merged plan is The Prudential Merged Retirement Plan ("Merged Retirement Plan"). All of the assets of the Merged Retirement Plan are available to pay benefits to participants and their beneficiaries who are covered by the Merged Retirement Plan. The merger of the plans had no effect on the December 31, 1996 results of operations.

During 1996, the Prudential Plan was amended to provide cost of living adjustments for retirees. The effect of this plan amendment increased benefit obligations and unrecognized prior service cost by $170 million at September 30, 1996. In addition, the Prudential Plan was amended to provide contractual termination benefits to certain plan participants who were notified between September 15, 1996 and December 31, 1998 that their employment had been terminated. Costs related to these amendments are reflected below in contractual termination benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS (CONTINUED)

   Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                                                                              OTHER
                                                          PENSION BENEFITS                           POSTRETIREMENT BENEFITS
                                                -----------------------------------            ------------------------------------
                                                   1998         1997          1996               1998          1997          1996
                                                -----------------------------------            ------------------------------------
                                                                                  (In Millions)
COMPONENTS OF NET PERIODIC BENEFITS COSTS:
Service cost                                    $   159       $   127       $   140            $    35       $    38       $    45
Interest cost                                       397           376           354                142           149           157
Expected return on plan assets                     (674)         (617)         (594)              (119)          (87)          (93)
Amortization of transition amount                  (106)         (106)         (107)                47            50            53
Amortization of prior service cost                   45            42            26                  -             -             -
Amortization of actuarial net (gain) loss             1             -             -               (13)          (13)            (3)
Curtailment gain (loss)                               5             -             -                  -             -            (9)
Contractual termination benefits                     14            30            63                  -             -             -
                                                -------       -------       -------            -------       -------        ------
Net periodic (benefit) cost                     $  (159)      $  (148)      $  (118)           $    92       $   137        $  150
                                                =======       =======       =======            =======       =======        ======



The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:

                                                                                                                OTHER
                                                           PENSION BENEFITS                      POSTRETIREMENT BENEFITS
                                                  ------------------------------         ----------------------------------------
                                                   1998        1997        1996              1998          1997          1996
                                                  ------------------------------         ----------------------------------------
WEIGHTED-AVERAGE ASSUMPTIONS:
Discount rate                                      6.50%       7.25%       7.75%            6.50%          7.25%         7.75%
Rate of increase in compensation levels            4.50%       4.50%       4.50%            4.50%          4.50%         4.50%
Expected return on plan assets                     9.50%       9.50%       9.50%            9.00%          9.00%         9.00%
Health care cost trend rates                         -           -           -           7.80-11.00%    8.20-11.80%   8.50-12.50%
Ultimate health care cost trend rate
    after gradual decrease until 2006                -           -           -              5.00%          5.00%         5.00%


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

9. EMPLOYEE BENEFIT PLANS (CONTINUED)

   Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                               OTHER
                                                       POSTRETIREMENT BENEFITS
                                                       -----------------------
                                                                1998
                                                               ------
                                                           (In Millions)
   ONE PERCENTAGE POINT INCREASE
   Effect on total service and interest costs                  $  24
   Effect on postretirement benefit obligation                  (226)

   ONE PERCENTAGE POINT DECREASE
   Effect on total service and interest costs                  $ (19)
   Effect on postretirement benefit obligation                   187

   POSTEMPLOYMENT BENEFITS

   The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1998 and 1997 was $135 million and $144 million, respectively, and is included in "Other liabilities."

   OTHER EMPLOYEE BENEFITS

   The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary, resulting in $54 million, $63 million and $57 million of expenses included in "General and administrative expenses" for 1998, 1997 and 1996, respectively.

   DISCONTINUED OPERATIONS

   In connection with the disposal of the Company's HealthCare business, as more fully discussed in Note 3, the loss on disposal was reduced by an estimated curtailment gain of $30 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:

                                           1998         1997         1996
                                          ------       ------       ------
                                                        (In Millions)
Current tax expense (benefit):
    U.S.                                  $  983       $  (14)      $  400
    State and local                           54           51          108
    Foreign                                  148           64           48
                                          ------       ------       ------
    Total                                 $1,185       $  101       $  556
                                          ======       ======       ======

Deferred tax expense (benefit):

    U.S.                                  $ (193)      $  269       $ (428)
    State and local                           (6)           4           (2)
    Foreign                                  (16)          33           54
                                          ------       ------       ------
    Total                                 $ (215)      $  306       $ (376)
                                          ======       ======       ======
Total income tax expense                  $  970       $  407       $  180
                                          ======       ======       ======


The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:


                                                             1998        1997        1996
                                                            ------      ------      ------
                                                                   (In Millions)
Expected federal income tax expense                         $  908      $  480      $  539
Equity tax (benefit)                                            75         (65)       (365)
State and local income taxes                                    31          37          69
Tax-exempt interest and dividend received deduction            (46)        (67)        (67)
Other
                                                                 2          22           4
                                                            ------      ------      ------
Total income tax expense                                    $  970      $  407      $  180
                                                            ======      ======      ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10. INCOME TAXES (CONTINUED)

    Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                             1998       1997
                                                           -------    -------
                                                              (In Millions)
Deferred tax assets
     Insurance reserves                                    $ 1,584    $ 1,482
     Policyholder dividends                                    265        250
     Net operating loss carryforwards                          260         80
     Litigation related reserves                               104        178
     Employee benefits                                          63         42
     Other                                                     134        287
                                                           -------    -------
     Deferred tax assets before valuation allowance          2,410      2,319
     Valuation allowance                                       (13)       (18)
                                                           -------    -------
     Deferred tax assets after valuation allowance           2,397      2,301
                                                           -------    -------

Deferred tax liabilities
     Investments                                             1,414      1,867
     Deferred policy acquisition costs                       1,436      1,525
     Depreciation                                               64         36
                                                           -------    -------
     Deferred tax liabilities                                2,914      3,428
                                                           -------    -------
Net deferred tax liability                                 $   517    $ 1,127
                                                           =======    =======

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1998 and 1997, respectively, the Company had federal life net operating loss carryforwards of $540 million and $1,200 million, which expire by 2012. At December 31, 1998 and 1997, respectively, the Company had state non-life operating loss carryforwards for tax purposes approximating $1,059 million and $800 million, which expire by 2018.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has begun their examination of the years 1993 through 1995.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

11.   STATUTORY EQUITY AND INCOME

      Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefits reserves using different actuarial assumptions, not providing for deferred taxes, and valuing securities on a different basis. The Company's statutory net income, as filed with the New Jersey Department of Banking and Insurance was $1,247 million, $1,471 million and $1,402 million for the years 1998, 1997 and 1996, respectively. Statutory capital and surplus, as filed, at December 31, 1998 and 1997 was $8,536 million and $9,242 million, respectively.

12.   OPERATING LEASES

      The Company and its subsidiaries occupy leased office space in many locations under various long-term leases and have entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1998, future minimum lease payments under non-cancelable operating leases are estimated as follows:

                                                (In Millions)

               1999                               $   295
               2000                                   263
               2001                                   231
               2002                                   198
               2003                                   157
               Remaining years after 2003             753
                                                  -------
               Total                              $ 1,897
                                                  =======

      Amounts presented in the table above include operating leases relating to the Company's HealthCare business. See Note 3 for a discussion of the pending sale of this business. Amounts applicable to the HealthCare business are $65 million in 1999, $58 million in 2000, $52 million in 2001, $45 million in 2002, $34 million in 2003 and $89 million thereafter. Rental expense incurred for the years ended December 31, 1998, 1997 and 1996 was approximately $320 million, $352 million and $343 million, respectively.

13.   FAIR VALUE OF FINANCIAL INSTRUMENTS

      The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    FIXED MATURITIES AND EQUITY SECURITIES

    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts estimated by management.

    MORTGAGE LOANS ON REAL ESTATE

    The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing loans, the estimated fair value is based upon the present value of expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for current market spread for a similar quality mortgage.

    POLICY LOANS

    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

    DERIVATIVE FINANCIAL INSTRUMENTS

    The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The estimated fair value of loan commitments is derived by comparing the contractual stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity, and credit standing.

    POLICYHOLDERS' ACCOUNT BALANCES

    Estimated fair values of policyholders' account balances are derived by using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued. For interest sensitive life contracts, fair value approximates carrying value.

    DEBT

    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

-------------------------------------------------------------------------------
13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

      The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                        1998                             1997
                                                               -----------------------          ------------------------
                                                               CARRYING     ESTIMATED           CARRYING     ESTIMATED
                                                                AMOUNT      FAIR VALUE           AMOUNT      FAIR VALUE
                                                               --------     ----------          --------     ----------
                                                                                     (In Millions)
FINANCIAL ASSETS:
Other than trading:
  Fixed maturities:
        Available for sale                                     $ 80,158      $ 80,158           $ 75,270      $ 75,270
        Held to maturity                                         16,848        17,906             18,700        19,894
  Equity securities                                               2,759         2,759              2,810         2,810
  Mortgage loans on real estate                                  16,495        17,265             16,004        16,703
  Policy loans                                                    7,476         8,037              7,034         7,201
  Securities purchased under agreements to resell                 1,737         1,737                 -             -
  Short-term investments                                          9,781         9,781             12,106        12,106
  Cash                                                            1,943         1,943              1,859         1,859
  Restricted Assets                                               2,366         2,366              1,835         1,835
  Separate Account assets                                        81,621        81,621             73,839        73,839
  Derivative financial instruments                                  132           135                 93            92

Trading:
  Trading account assets                                       $  8,888      $  8,888           $  6,347      $  6,347
  Broker-dealer related receivables                              10,142        10,142              8,442         8,442
  Derivative financial instruments                                  765           765                910           910
  Securities purchased under agreements to resell                 8,515         8,515              8,661         8,661
  Cash collateral for borrowed securities                         5,622         5,622              5,047         5,047


FINANCIAL LIABILITIES:
Other than trading:
  Policyholders' account balances                              $ 30,974      $ 31,940           $ 33,246      $ 34,201
  Securities sold under agreements to repurchase                  7,085         7,085                 85            85
  Cash collateral for loaned securities                           2,450         2,450              9,647         9,647
  Short-term and long-term debt                                  14,816        15,084             11,047        11,131
  Securities sold but not yet purchased                           2,215         2,215                  -             -
  Separate Account liabilities                                   80,931        80,931             73,451        73,451
  Derivative financial instruments                                  390           391                100            99

Trading:
  Broker-dealer related payables                                $ 6,530      $  6,530           $  3,338      $  3,338
  Derivative financial instruments                                  725           725              1,019         1,019
  Securities sold under agreements to repurchase                 14,401        14,401             12,262        12,262
  Cash collateral for loaned securities                           4,682         4,682              4,470         4,470
  Securities sold but not yet purchased                           3,556         3,556              3,648         3,648



THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    INTEREST RATE SWAPS

    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. Under interest rates swaps, the Company agrees with other parties to exchange, at specified intervals the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at market value with changes in fair value reported in current period earnings.

    FUTURES AND OPTIONS

    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes for transactions with similar terms.

    Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

      When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

      Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

      CURRENCY DERIVATIVES

      The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps to reduce market risks from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. Dollar.

      Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

      If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

      The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1998 and 1997. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1998
                                  (In Millions)


                                    TRADING                    OTHER THAN TRADING                      TOTAL
                           -------------------------        -------------------------        -------------------------
                                          ESTIMATED                        ESTIMATED                        ESTIMATED
                           NOTIONAL       FAIR VALUE        NOTIONAL       FAIR VALUE        NOTIONAL       FAIR VALUE
                           --------       ----------        --------       ----------        --------       ----------

Swaps:
  Assets                   $  4,564        $    309         $  2,200         $    96        $  6,764         $    405
  Liabilities                 4,734             274            3,065             349           7,799              623

Forwards:
  Assets                     45,651             282            1,004              14          46,655              296
  Liabilities                39,153             280            2,039              37          41,192              317

Futures:
  Assets                      3,272              61            1,786              23           5,058               84
  Liabilities                 4,371              47              531               5           4,902               52

Options:
  Assets                      8,310             113              130               2           8,440              115
  Liabilities                 6,388             124              213               -           6,601              124
                           --------        --------         --------         -------        --------         --------
Total:
  Assets                   $ 61,797        $    765         $  5,120         $   135        $ 66,917         $    900
                           ========        ========         ========         =======        ========         ========
  Liabilities              $ 54,646        $    725         $  5,848         $   391        $ 60,494         $  1,116
                           ========        ========         ========         =======        ========         ========


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1997
                                  (In Millions)


                                      TRADING                  OTHER THAN TRADING                    TOTAL
                             --------------------------     -------------------------      --------------------------
                                            ESTIMATED                      ESTIMATED                       ESTIMATED
                             NOTIONAL       FAIR VALUE      NOTIONAL       FAIR VALUE      NOTIONAL        FAIR VALUE
                             --------       -----------     --------      -----------      --------        ----------
Swaps:
  Assets                     $ 5,798         $  316         $ 1,446         $   67          $ 7,244         $  383
  Liabilities                  5,439            418           1,197             70            6,636            488


Forwards:
  Assets                      29,947            438           1,171             25           31,118            463
  Liabilities                 29,985            461             687              8           30,672            469


Futures:
  Assets                       4,103             51              46             -             4,149             51
  Liabilities                  3,064             50           3,320             21            6,384             71


Options:
  Assets                       6,893            105             239             -             7,132            105
  Liabilities                  3,946             90             224             -             4,170             90
                             -------        -------         -------         ------          -------        -------
Total:
  Assets                     $46,741        $   910         $ 2,902         $   92          $49,643        $ 1,002
                             =======        =======         =======         ======          =======        =======
  Liabilities                $42,434        $ 1,019         $ 5,428         $   99          $47,862        $ 1,118
                             =======        =======         =======         ======          =======        =======


CREDIT RISK

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1998 and 1997 approximately 97% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

Net trading revenues for the years ended December 31, 1998, 1997 and 1996 relating to forwards, futures and swaps were $67 million, $(5) million and $(13) million; $59 million, $37 million and $(13) million; and $42 million, $32 million and $(11) million, respectively. Net trading revenues for options were not material. Average fair values for trading derivatives in an asset position during the years ended December 31, 1998 and 1997 were $1,165 million and $1,015 million, respectively, and for derivatives in a liability position were $1,140 million and $1,166 million, respectively. Of those derivatives held for trading purposes at December 31, 1998, 63% of the notional amount consisted of interest rate derivatives, 32% consisted of foreign currency derivatives, and 5% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1998, 60% of notional consisted of interest rate derivatives, 31% consisted of foreign currency derivatives, and 9% consisted of equity and commodity derivatives.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

    OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities, and unused credit card and home equity lines. In connection with the Company's commercial banking business, loan commitments for credit cards and home equity lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card and home equity commitments were $3.0 billion of which $2.2 billion remains available at December 31, 1998.

    Also in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and unsecured basis. Aggregate financing commitments on a secured basis approximate $6.1 billion of which $3.3 billion remains available at December 31, 1998. Unsecured commitments approximate $65.0 million, the majority of which is outstanding at December 31, 1998.

    Other commitments substantially include commitments to purchase and sell mortgage loans and the underfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.5 billion of which $1.8 billion remain available at December 31, 1998. Additionally, mortgage loans sold with recourse were $0.5 billion at December 31, 1998.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures. At December 31, 1998 these were immaterial.

15. DIVESTITURE

    On July 31, 1996, the Company sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). This transaction was structured as a reinsurance transaction whereby London Life assumed total liabilities of the Canadian Branch equal to $3,291 million as well as a related amount of assets equal to $3,205 million. This transfer resulted in a reduction of policy liabilities of $3,257 million and a corresponding reduction in invested assets. The Company recognized an after-tax gain in 1996 of $116 million as a result of this transaction, recorded in "Realized investment gains, net."

16. CONTINGENCIES AND LITIGATION

    STOP-LOSS REINSURANCE AGREEMENT

    In connection with the sale in 1995 of its wholly-owned subsidiary Prudential Reinsurance Company ("Pru Re"), the Company's subsidiary, Gibraltar Casualty Insurance Company ("Gibraltar") entered into a stop-loss reinsurance agreement with Pru Re whereby Gibraltar has reinsured up to $375 million of the first $400 million of aggregate adverse loss development on reserves recorded by Pru Re at June 30, 1995. The Company has guaranteed

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

16. CONTINGENCIES AND LITIGATION (CONTINUED)


    Gibraltar's obligations arising under the stop-loss agreement subject to a limit of $375 million. Through December 31, 1998, Gibraltar has incurred $375 million in losses under the stop-loss agreement, including $90 million in 1998. Gibraltar has paid $197 million to Pru Re under the stop-loss agreement.

    ENVIRONMENTAL AND ASBESTOS-RELATED CLAIMS

    Certain of the Company's subsidiaries received claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the liability for unpaid claims for these losses, management considered the available information. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

    MANAGED CARE REIMBURSEMENT

    The Company has reviewed its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    REINSURANCE AND PARTICIPATION AGREEMENT

    The Company and a number of other insurers ("the Consortium") entered into a Reinsurance and Participation Agreement (the "Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contract holders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC. In November 1998, the Rehabilitation Court approved the sale of MBLLAC's individual life insurance and individual group annuity business to affiliates of SunAmerica Inc. Upon the end of the rehabilitation period, expected during 1999, the agreement will terminate.

    LITIGATION

    Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

    Two putative class actions and approximately 320 individual actions were pending against the Company in the United States as of January 31, 1999 brought on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. Additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)

    A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was formed in April 1995 to conduct a review of sales and marketing practices throughout the life insurance industry. The Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. The Task Force found that some sales of life insurance policies by the Company had been improper and that the Company's efforts to prevent such practices were not sufficiently effective. Based on the findings, the Task Force recommended, and the Company agreed to, various changes to its sales and business practices controls, and a series of fines allocated to all 50 states and the District of Columbia. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to the policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995.

    On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the U.S. District Court for the District of New Jersey. The class action suit involved alleged improprieties in connection with the Company's sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company agreed to provide certain enhancements and changes to the remediation program previously accepted by the Task Force, including some additional remedies. In addition, the Company agreed that it would incur a minimum cost of $410 million in providing remedies to policyowners under the program and, in specified circumstances, agreed to make certain other payments and guarantees. Under the terms of the settlement, the Company agreed to a minimum average cost per remedy of $2,364 for up to 330,000 claims remedied and also agreed to provide additional compensation to be determined by formula that will range in aggregate amount from $50 million to $300 million depending on the total number of claims remedied. At the end of the remediation program's claim evaluation process, the Court will determine how the additional compensation will be distributed.

    The terms of the remediation program described above were enhanced again in February 1997 pursuant to agreements reached with several states that had not previously accepted the terms of the program. These changes were incorporated as amendments to the above-described Stipulation of Settlement and related settlement documents, and the amended Stipulation of Settlement was approved as fair to class members by the U.S. District Court in March 1997. By that point in time, the Company had entered into agreements with all 50 states and the District of Columbia pursuant to which each jurisdiction had accepted the remediation plan and the Company had agreed to pay approximately $65 million in fines, penalties and related payments.

    The decision of the U.S. District Court to certify a class in the above-described litigation for settlement purposes only and to approve the class action settlement as described in the amended Stipulation of Settlement was affirmed by the U.S. Court of Appeals for the Third Circuit in July 1998 although the issue of class counsel's fees was sent back to the U.S. District Court for review. The Supreme Court denied certiorari in January 1999, thereby making final the approval of the class action settlement.

    While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The releases granted by the state insurance regulators pursuant to the individual state settlement agreements do not become final until the remediation program has been completed without any material changes to which those regulators have not agreed. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the class action settlement.

    Pursuant to the state agreements and the amended Stipulation of Settlement, as approved by the U.S. District Court, the Company initiated its remediation program in 1997. The Company mailed packages and provided broad class notice to the owners of approximately 10.7 million policies eligible to participate in the remediation program in

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)

    October 1996, informing them of their rights. Owners of approximately 21,800 policies elected to be excluded from the class action settlement. Of those eligible to participate in the settlement, policyowners who believed they were misled were invited to file a claim through an Alternative Dispute Resolution ("ADR") process. The ADR process was established to enable the Company to discharge its liability to the affected policyowners. Policyowners who did not wish to file a claim in the ADR process were permitted to choose from options available under Basic Claim Relief, such as preferred rate premium loans, or annuities, mutual fund shares or life insurance policies that the Company will enhance.

    In January 1997 the U.S. District Court sanctioned and fined the Company $1 million for failure to properly implement procedures for its employees to retain documents in violation of the Courts' order that required the parties to preserve all documents relevant to the class action and remediation program. The Court ordered the Company to implement a document retention policy and directed that an independent expert be engaged to investigate the extent of document destruction and its impact on the remediation program.

    In response to the class notices, the owners of approximately 503,000 policies indicated an interest in a Basic Claim Relief remedy. Management believes that costs associated with providing Basic Claim Relief will not be material to the Company's financial position or results of operations.

    The owners of approximately 1.16 million policies responded to the class notices by indicating an intent to file an ADR claim. All policyholders who responded were provided an ADR claim form for completion and submission. The ADR process generally requires that individual claim forms and files be reviewed by the Company and by one or more independent claim evaluators. Approximately 649,000 claim forms were completed and returned and approximately 591,000 decision letters had been mailed to claimants as of January 31, 1999. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. Management believes that the bulk of such appeals will be resolved in 1999.

    In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of losses associated with the settlement. In 1997, based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received, management increased the estimated liability for the cost of remedying policyholder claims in the ADR process by $1.64 billion before taxes to approximately $2.05 billion before taxes, of which $1.80 billion was funded in a settlement trust. Management expressly noted that additional cost items were anticipated that could not be fully evaluated at that time.

    In 1998, based on estimates derived from an analysis of claims actually remedied (including interest), a sample of claims still to be remedied, an estimate of additional liability associated with the results of the investigation by the independent expert regarding the impact of document destruction on the ADR program, and an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision, management increased the estimated liability for the cost of ADR remedies by $.51 billion before taxes to a total of $2.56 billion before taxes, all of which has been funded in a settlement trust as discussed in Note 4. The Company has also recorded from 1996 through 1998 additional charges to reflect ongoing administrative costs related to the ADR program, regulatory fines, penalties and related payments, litigation costs and settlements, and other fees and expenses associated with the resolution of sales practices issues. While management believes the foregoing provisions are reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims and other related costs is dependent on complex and varying factors, including the relief options still to be chosen by claimants, the dollar value of those options, and the number and type of claims that may successfully be appealed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)


    The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of the matters specifically discussed above. Management believes, however, that the ultimate resolution of all such matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.


                                     ******

PROSPECTUS
May 1, 1999

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI - 2

GROUP VARIABLE UNIVERSAL LIFE INSURANCE
FOR EMPLOYEES OF MORGAN GUARANTY TRUST COMPANY OF NY

This document is a prospectus. It tells you about A GROUP VARIABLE UNIVERSAL LIFE INSURANCE contract offered by The Prudential Insurance Company of America ("Prudential," "we," "our," or "us") to Morgan Guaranty Trust Company of NY ("Morgan Guaranty"). The benefits available under the Group Variable Universal Life Insurance Contract (the "Group Contract") are in addition to any Basic Employee Term Life Insurance benefits.

Eligible Group Members are full-time and regular part-time employees of Morgan Guaranty, including its subsidiaries and its affiliated companies, who are on the U.S. payroll and scheduled to work 20 hours or more in a week.

We will give a Certificate to each Eligible Group Member or spouse who buys coverage under the Group Contract. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

The Group Contract and Certificates provide life insurance protection with flexible premium payments and a choice of underlying investment options. The Death Benefit and Cash Surrender Value will change daily, depending on the performance of the investment options you select. The Death Benefit will usually not be less than the Face Amount of the Certificate. Surrenders, partial withdrawals, and loans are available but certain rules and limits apply to how they work.


We have tried to make this prospectus easy to understand. Still, the meaning of some terms are special because they describe concepts used mostly in insurance contracts. To help you understand what these terms mean, we added a DEFINITIONS OF SPECIAL TERMS section on page 53. It's easy to recognize a defined term - we capitalize any defined terms that we use.

A WORD ABOUT REPLACING YOUR LIFE INSURANCE: You should know that, most times, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage - either by asking for a new policy or by buying additional insurance - than it is for you to replace a policy. In that way, you don't lose benefits under the policy you already have.


If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should get advice from a tax advisor.

YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS DOCUMENT WILL BE FOLLOWED BY PROSPECTUSES FOR EACH OF THE FUNDS UNDER THE GROUP PROGRAM THAT WILL BE AVAILABLE TO YOU. THE GROUP CONTRACTHOLDER CHOSE THE FUNDS THAT ARE AVAILABLE TO YOU.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Prudential Insurance Company of America
                               751 Broad Street
                        Newark, New Jersey  07102-3777
                           Telephone (800) 562-9874


The SEC maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding issuers that file electronically with the SEC. You may also obtain and copy information at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information. You may obtain copies of available information upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.


GL.99.566

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

The Prudential Variable Contract Account GI-2 (called the "Separate Account") has a number of investment options, twelve of which are currently available to you. We call each option a "Subaccount." We will invest the assets of each Subaccount in one of three families of mutual funds. They are:

o    The Prudential Series Fund, Inc. (called the "Series Fund")

o    The J.P. Morgan Series Trust II

o    The American Century Variable Portfolios, Inc.

When we refer to "Funds" in this prospectus, we mean all or any of these funds.

You may choose investment options from among the twelve available Funds or you may choose to invest in the Fixed Account. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%.)

Once you select the investment options you want, Prudential will direct your premium payments to the Subaccount associated with those Funds or to the Fixed Account.


We describe the twelve available Funds briefly in the section called "THE FUNDS." It starts on page 13. We will send you a prospectus for each Fund selected by your Group Contractholder. The Fund prospectuses tell you about the objectives and policies for each Fund, as well as about the risks of investing in each Fund.

                              TABLE OF CONTENTS

                                                                            PAGE


BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATE...............,.....  1

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES............,......  7

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE CONTRACT
     ACCOUNT GI-2, AND THE VARIABLE INVESTMENT OPTIONS UNDER THE
     CERTIFICATES........................................................... 12
          The Prudential Insurance Company of America....................... 12
          The Prudential Variable Contract Account GI-2..................... 13
          The Funds......................................................... 13
          Fund Names and Objectives......................................... 13
          Fund Fees and Expenses............................................ 15
          Fund Advisers..................................................... 16
          The Fixed Account................................................. 17

DETAILED INFORMATION ABOUT THE CERTIFICATES................................. 18
          Who is Eligible for Coverage...................................... 18
          How Prudential Issues Certificates................................ 18
          A "Free Look" Period.............................................. 19
          Evidence of Good Health........................................... 19
          Procedures........................................................ 20
          Premiums.......................................................... 20
          Effective Date of Insurance....................................... 21
          How Prudential Will Deposit and Invest Premium Payments........... 21
          How You Can Change the Way Prudential Allocates Future Premium
            Payments........................................................ 22
          How You Can Transfer Amounts in Your Certificate Fund
            from One Investment Option to Another........................... 23
          Dollar Cost Averaging............................................. 23
          Death Benefits.................................................... 24
          Changes in Face Amount............................................ 26
          Charges and Expenses.............................................. 26
          Cash Surrender Value.............................................. 30
          Full Surrenders................................................... 31
          Paid-up Coverage.................................................. 31
          Partial Withdrawals............................................... 32
          Loans............................................................. 32
          Lapse............................................................. 34
          Termination of the Group Contract................................. 34
          Participants Who Are No Longer Eligible Group Members
             (or Spouses of Eligible Group Members)......................... 35
          Options on Termination of Coverage................................ 36
          Reinstatement..................................................... 37

          Tax Treatment of Certificate Benefits............................. 38
          ERISA Considerations.............................................. 41
          When Proceeds Are Paid............................................ 43
          Beneficiary....................................................... 43
          Incontestability.................................................. 43
          Misstatement of Age............................................... 43
          Suicide Exclusion................................................. 44
          Assignment........................................................ 44
          Voting Rights..................................................... 44
          Substitution of Fund Shares....................................... 45
          Accelerated Death Benefit......................................... 46
          Reports........................................................... 46
          Sale of the Contract and Sales Commissions........................ 47
          Ratings and Advertisements........................................ 47
          Services Performed by Third Parties............................... 48
          State Regulation.................................................. 48
          Experts........................................................... 48
          Litigation........................................................ 49
          The Year 2000 Issue............................................... 50
          Subsequent Events................................................. 52

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS........................ 53

DIRECTORS AND OFFICERS OF PRUDENTIAL........................................ 56

FINANCIAL STATEMENTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2....... A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
     COMPANY OF AMERICA AND SUBSIDIARIES.................................... B1




YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IN ANY JURISDICTION WHERE AN OFFERING MAY NOT BE LAWFULLY MADE. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATE

In this section of the prospectus, we answer some questions that are frequently asked about the Group Variable Universal Life Insurance issued to Morgan Guaranty and about the Certificates issued under the Group Contract. You can find more detailed information on later pages of the prospectus.

The Group Contract and Certificate provide even more detailed information. You will get a Certificate if you buy the Group Variable Universal Life Insurance.


WHAT IS THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT?

It is an insurance contract issued by Prudential to Morgan Guaranty. It states all the terms of the agreement between Prudential and Morgan Guaranty. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance.

We will give a Certificate to each Eligible Group Member and spouse who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.


HOW DOES PRUDENTIAL CALCULATE THE CERTIFICATE'S DEATH BENEFIT?

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, within certain limits. Prudential will calculate the Death Benefit like this:

o The DEATH BENEFIT is the Face Amount of insurance PLUS the value of your Certificate Fund on the date of your death MINUS any Certificate Debt and outstanding charges.

(In some cases, we will increase the Death Benefit to an amount that is more than the Face Amount plus the value of the Certificate Fund. We will do that to make sure that the Certificate meets the definition of "life insurance" under the Internal Revenue Code. We will still deduct any Certificate Debt and outstanding charges.)

The CERTIFICATE FUND consists of the Net Premiums that we invest in the investment options you selected. Prudential will deduct its charges for the insurance from the Certificate Fund. The value of the Certificate Fund will change each day based on the performance of those investment options and to reflect the deduction of daily charges.


See the DEATH BENEFITS section on page 24.

HOW DOES PRUDENTIAL CALCULATE THE CASH SURRENDER VALUE OF THE CERTIFICATE?

Prudential calculates the Cash Surrender Value of a Certificate like this:

o The CASH SURRENDER VALUE is the value of the Certificate Fund on the day of the surrender MINUS any Certificate Debt and outstanding charges.


See the CASH SURRENDER VALUE section on page 30.



WHAT PREMIUMS MUST I PAY?

You can usually choose how often you pay premiums and the amount of premiums. Participants and spouses employed by Morgan Guaranty, its subsidiaries and affiliates will generally make premium payments by automatic payroll deduction.

Prudential will keep your insurance in force as long as the balance in your Certificate Fund is enough to pay the charges that are due to Prudential each month. If the balance in your Certificate Fund is not enough to pay any month's charges, you must make a premium payment that is enough to bring your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.


See the PREMIUMS section on page 20.


WHAT INVESTMENT OPTIONS ARE AVAILABLE?

The Separate Account has twelve Subaccounts that are currently available to Participants. We invest the assets of each Subaccount in its corresponding Fund.

In the future, Morgan Guaranty may make additional Funds available, up to a maximum of twenty Funds.


You may invest in any of the twelve Funds and in the Fixed Account. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%. See THE FIXED ACCOUNT section on page 17.)

See THE FUNDS section on page 13. The prospectuses for each Fund also give more information about each Fund.



DOES GROUP VARIABLE UNIVERSAL LIFE INSURANCE OFFER CHOICE AND FLEXIBILITY IN THE AMOUNT OF INSURANCE PROTECTION I CAN GET?

Yes. The Death Benefit under a Certificate includes, among other things, the value of your Certificate Fund. The value of your Certificate Fund will vary with the investment performance of the investment options you select. So, your Death Benefit could grow more than it could under a certificate that does not include investment options. But, the Death Benefit may also go down if the investment options in your Certificate Fund have poor investment performance.

You choose how to invest the amount you have in your Certificate Fund. You may choose more aggressive Funds or less aggressive Funds. What you choose depends on your personal circumstances and your investment objectives and how they may change over time.


If you prefer to avoid or reduce the risks that come with investing in the Funds, you can choose to direct some or all of the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than 4%. See THE FIXED ACCOUNT section on page 17.



WHAT CHARGES DOES PRUDENTIAL MAKE?

We deduct certain charges from each premium payment that you make and from the amounts that are held in each investment option. These charges compensate us for insurance costs, risks, and expenses.


All charges made by Prudential are described in detail in the CHARGES AND EXPENSES section on page 26. This chart briefly outlines the charges that may be made:

--------------------------------------------------------------------------------
     YOU MAKE A PREMIUM PAYMENT.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
     THEN, PRUDENTIAL DEDUCTS THESE CHARGES:

     o A CHARGE FOR TAXES ON PREMIUM PAYMENTS. Currently, this charge is 2.3%. (In some states, this charge is known as a premium-based administrative charge.)

     o A PROCESSING CHARGE of up to $2. We do not currently impose this charge.

     o    A SALES CHARGE of up to 3-1/2%. We do not currently impose this charge.
--------------------------------------------------------------------------------
                                       |
--------------------------------------------------------------------------------
     THE REMAINDER IS YOUR NET PREMIUM

     This is the amount that you can invest in one or more of the available investment options.
--------------------------------------------------------------------------------
                                       |

--------------------------------------------------------------------------------

     DAILY CHARGES

     After your Net Premium is directed to your investment option(s), Prudential deducts these DAILY CHARGES from the Subaccounts (but not from the Fixed Account):

o A DAILY CHARGE for mortality and expense risks. This charge is deducted from the assets of the Subaccount(s) that correspond to the Fund(s) you selected.

     Currently, this charge is equivalent to an effective annual rate of 0.45%. Prudential guarantees that this charge will not be more than an effective annual rate of 0.90%.

o A DAILY CHARGE for investment management fees and expenses. These charges are deducted from the assets of the Fund(s) you selected. The Funds set these charges.

     In 1998, the total expenses (after expense reimbursement) of the Funds ranged from 0.41% to 1.50% of their average net assets.
--------------------------------------------------------------------------------
                                        |
--------------------------------------------------------------------------------
     MONTHLY CHARGES

     Prudential deducts these charges from your Certificate Fund each month:

     o A CHARGE FOR ADMINISTRATIVE EXPENSES. Currently, this charge may be up to $2 per month. Prudential guarantees that it will not be more than $6 per month.

     o    A CHARGE FOR THE COST OF INSURANCE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     ADDITIONAL CHARGES

     The Group Contract also permits Prudential to make the following TRANSACTION CHARGES:

     o When you request MORE THAN 12 TRANSFERS BETWEEN INVESTMENT OPTIONS in a Certificate Year. The charge may be up to $20 for each transfer after the 12th one. This charge will not increase.

     o When a Participant who is no longer an Eligible Group Member continues coverage on a Portable basis. The ADDITIONAL ADMINISTRATIVE CHARGE FOR DIRECT BILLING is $3 per bill. The Participant may elect to receive quarterly, semi-annual, or annual bills.

     Also, Prudential has the right to make a charge for any taxes that may be imposed on the operations of the Separate Account. No such charge is currently made. Prudential also has the right to assess charges for certain other transactions.
--------------------------------------------------------------------------------

CAN I MAKE WITHDRAWALS FROM THE CERTIFICATE FUND?


Yes. You may request a partial withdrawal from the Certificate Fund. You may also surrender your insurance and receive its Cash Surrender Value. See the PARTIAL WITHDRAWALS section on page 32 and the FULL SURRENDERS section on page 31.


CAN I TAKE LOANS?

Yes. You may borrow money from your Certificate Fund. The Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

When you take a loan from your Certificate Fund, here's what happens:

o The amount of the loan is transferred from your investment options to a Loan Account. This Loan Account is still part of your Certificate Fund.

o The Loan Account earns interest at an effective annual rate that is currently 1% less than the rate Prudential charges as interest on the loan.

The term "Certificate Debt" is used to mean any outstanding loan plus its accrued interest. Certificate Debt is deducted from any amount payable at the Covered Person's death. It is also deducted from the Certificate's Cash Surrender Value.

HOW IS MY INSURANCE COVERAGE AFFECTED WHEN I AM NO LONGER A MEMBER OF THE GROUP?

You may continue your insurance even though you are no longer part of the group or no longer the spouse of an Eligible Group Member, if you meet eligibility requirements. The charges for continued insurance may be higher.

You may also surrender the insurance for its Cash Surrender Value, elect to use the Cash Surrender Value to buy Paid-up Coverage, or convert the insurance to an individual life insurance policy.


See the OPTIONS ON TERMINATION OF COVERAGE section on page 36.


WHAT IS THE FEDERAL INCOME TAX STATUS OF AMOUNTS RECEIVED UNDER THE CERTIFICATE?

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the death benefit is fixed instead of variable). Here's what that means:

o First, the Death Benefit is generally not included in the gross income of the beneficiary.

o Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains.

o Third, surrenders and partial withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income.

o    Fourth, loans are not generally treated as distributions.


See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38. You should consult your tax advisor for guidance on your specific situation.


WHAT ARE THE FUNDS' CHARGES?

The following table summarizes the fee and expense information for the available Funds. For more information about the Funds, see THE FUNDS section on page 13.

================================================================================
                                                                 TOTAL FUND
                                    INVESTMENT       OTHER     ANNUAL EXPENSES
              FUNDS               MANAGEMENT FEE   EXPENSES    (AFTER EXPENSE
                                                             REIMBURSEMENTS) (1)
================================================================================
THE PRUDENTIAL SERIES FUND, INC.
 Flexible Managed Portfolio (2)       0.60%         0.01%           0.61%
 Global Portfolio (2)                 0.75%         0.11%           0.86%
 High Yield Bond Portfolio (2)        0.55%         0.03%           0.58%
 Money Market Portfolio (2)           0.40%         0.01%           0.41%
 Prudential Jennison Portfolio (2)    0.60%         0.03%           0.63%
--------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC.
 VP Balanced Portfolio (3)             N/A           N/A            1.00%
 VP International Portfolio (3)        N/A           N/A            1.50%
 VP Value Portfolio (3)                N/A           N/A            1.00%
--------------------------------------------------------------------------------
J.P. MORGAN SERIES TRUST II
 J.P. Morgan Bond Portfolio (4)       0.30%         0.45%           0.75%
 J.P. Morgan Equity Portfolio (4)     0.40%         0.50%           0.90%
 J.P. Morgan International
   Opportunities Portfolio (4)        0.60%         0.60%           1.20%
 J.P. Morgan Small Company
   Portfolio (4)                      0.60%         0.55%           1.15%
================================================================================

(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) With respect to the Prudential Series Fund, Inc. portfolios, except for the Global Portfolio, Prudential reimburses a portfolio when its ordinary operating expenses, excluding taxes, interest, and brokerage commissions exceed 0.75% of the portfolio's average daily net assets. The amounts listed for the portfolios under Other Expenses are based on amounts incurred in the last fiscal year.

(3)  Fees for the American Century Variable Portfolios, Inc. are all-inclusive.

(4) The information in the J.P. Morgan Series Trust II section of the foregoing table has been restated to reflect an agreement by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the Trust to the extent certain expenses exceed in any fiscal year 0.75%, 0.90%, 1.20% and 1.15% of the average daily net assets of J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio, J.P. Morgan International Opportunities Portfolio and J.P. Morgan Small Company Portfolio, respectively. Without such reimbursements, total fund annual expenses would have been 1.02% for the J.P. Morgan Bond Portfolio, 1.48% for the J.P. Morgan Equity Portfolio, 3.26% for the J.P. Morgan International Opportunities Portfolio and 3.43% for the J.P. Morgan Small Company Portfolio.


ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES


On the following pages, we show you two examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.


We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the Group Contract that the Participant is covered under.

ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS:

Here's what we assumed about the Certificate in both illustrations:

o The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

o    The Face Amount of insurance under the Certificate is $100,000.

o The Participant makes a $100 payment on the first day of each month, for a total of $1,200 over the course of each year.

o The Participant allocated the Certificate Fund so that an equal amount is invested in each of the twelve available Funds.

o Prudential deducts monthly Certificate Fund charges on the first day of each month.

o Prudential deducts a charge for taxes on premium payments of 2.3% of each premium payment.

ILLUSTRATION #1


In Illustration #1, we assumed that Prudential will make the MAXIMUM CHARGES PERMITTED BY THE GROUP CONTRACT for sales, processing, administrative expenses, mortality and expense risk, cost of insurance, and surrender charges. We assumed the maximum level of charges will stay in effect for the entire time the Certificate is in effect. (Current charges are less than these assumptions, but Prudential has the right to charge up to these maximum amounts.)


Specifically:

o    The sales charge is 3.5% of premiums.

o    The premium processing charge is $2.

o The surrender charge is equal to the lesser of $20 and 2% of the amount you receive upon surrender.

o    The charge each month for administrative expenses is $6.

o The daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.90%.

o The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that can be charged are 150% of the 1980 Commissioner's Standard Ordinary Mortality Table (Male), Age Last Birthday (the "1980 CSO Table")).

ILLUSTRATION #2


In Illustration #2, we changed our assumptions about the charges Prudential will deduct - instead of maximum charges, we assumed that Prudential will deduct its CURRENT LEVEL OF CHARGES for sales, processing, administrative expenses, mortality and expense risk, cost of insurance, and surrender charges. We assumed the current level of charges will stay in effect for the entire time the Certificate is in effect.


Specifically:

o Prudential will make no sales charge, processing charge, or surrender charge.

o    The charge each month for administrative expenses is $2.

o The daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

o The cost of insurance charges are those currently used for a non-smoker under the Morgan Guaranty Group Contract.


ASSUMPTIONS ABOUT INVESTMENT PERFORMANCE


Each illustration shows three different assumptions about the investment performance - or "investment return" - of the Funds. The three different assumptions are:

o    Gross annual rate of return is 0%

o    Gross annual rate of return is 4.5%

o    Gross annual rate of return is 9%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.



WALKING THROUGH THE ILLUSTRATIONS


Here's what to look for in the illustrations:

o    The first column shows the CERTIFICATE YEAR.


o The second column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account crediting a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

o The next three columns show what the DEATH BENEFIT would be for each of the three investment return assumptions (0%, 4.5%, and 9%).

o The last three columns show what the CASH SURRENDER VALUE would be for each of the three investment return assumptions (0%, 4.5%, and 9%).


You should note that:

o    Both "gross" and "net" investment returns are shown.

o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.


o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

o The net return reflects an average total annual expense ratio of the twelve available Funds of 0.88% and the daily mortality and expense risk charges described above.

o For Illustration #2, Prudential's charges are at 0.45% per year and Fund expenses are 0.88%. So, including both Fund expenses and mortality and expense risk charges, gross returns of 0%, 4.5%, and 9% become net returns of -1.33%, 3.17%, and 7.67%.

o For Illustration #1, Prudential's charges are at 0.90% per year and Fund expenses are 0.88%. So, including both Fund expenses and mortality and expense risk charges, gross returns of 0%, 4.5%, and 9% become net returns of -1.78%, 2.72%, and 7.22%.


o The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and investment management fees and other expenses taken out.

o    We assumed no loans or partial withdrawals were taken.


IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.


THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5%, AND 9%.


                                                                 ILLUSTRATION #1

                                               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                         SPECIFIED FACE AMOUNT: $100,000
                                                                   ISSUE AGE 40
                                              ASSUME PAYMENT OF $100 MONTHLY PREMIUMS FOR ALL YEARS
                                                        USING MAXIMUM CONTRACTUAL CHARGES


                                         DEATH BENEFIT (1)                                  CASH SURRENDER VALUE (1)
                          --------------------------------------------------    ---------------------------------------------------
                                 ASSUMING HYPOTHETICAL GROSS (AND NET)                 ASSUMING HYPOTHETICAL GROSS (AND NET)
                                     ANNUAL INVESTMENT RETURN OF                           ANNUAL INVESTMENT RETURN OF
  END OF     PREMIUMS     --------------------------------------------------    ---------------------------------------------------
CERTIFICATE  ACCUMULATED      0% GROSS          4.5% GROSS        9% GROSS          0% GROSS       4.5% GROSS        9% GROSS
   YEAR    AT 4% PER YEAR   (-1.78%) NET       (2.72% NET)       (7.22% NET)      (-1.78%) NET    (2.72% NET)       (7.22% NET)
  ------   --------------   --------------     -------------     -------------    ------------    -------------     -------------
    1           $1,226         $100,712          $100,729          $100,747             $698             $715             $732
    2            2,501          101,385           101,451           101,519            1,365            1,431            1,499
    3            3,827          102,016           102,164           102,318            1,996            2,144            2,298
    4            5,206          102,606           102,863           103,141            2,586            2,843            3,121
    5            6,640          103,151           103,547           103,988            3,131            3,527            3,968
    6            8,131          103,651           104,213           104,859            3,631            4,193            4,839
    7            9,682          104,103           104,857           105,752            4,083            4,837            5,732
    8           11,295          104,507           105,478           106,668            4,487            5,458            6,648
    9           12,973          104,859           106,071           107,603            4,839            6,051            7,583
    10          14,718          105,157           106,630           108,555            5,137            6,610            8,535
    15          24,546                0 (2)       108,633           113,339                0 (2)        8,613           13,319
    20          36,503                0           108,421           117,332                0            8,401           17,312
    25          51,051                0           104,336           118,727                0            4,316           18,707
    30          68,751                0                 0 (2)       113,776                0                0 (2)       13,756
    35          90,286                0                 0                 0 (2)            0                0                 0 (2)
    40         116,486                0                 0                 0                0                0                 0

(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES
OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                                                 T1


                                                                ILLUSTRATION #2

                                              GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                        SPECIFIED FACE AMOUNT: $100,000
                                                                  ISSUE AGE 40
                                             ASSUME PAYMENT OF $100 MONTHLY PREMIUMS FOR ALL YEARS
                                USING CURRENT EXPENSE CHARGES AND CURRENT NON-SMOKER COST OF INSURANCE CHARGES


                                              DEATH BENEFIT (1)                              CASH SURRENDER VALUE (1)
                               --------------------------------------------------  -------------------------------------------------
                                    ASSUMING HYPOTHETICAL GROSS (AND NET)                ASSUMING HYPOTHETICAL GROSS (AND NET)
                                         ANNUAL INVESTMENT RETURN OF                          ANNUAL INVESTMENT RETURN OF
  END OF      PREMIUMS         --------------------------------------------------  -------------------------------------------------
CERTIFICATE  ACCUMULATED        0% GROSS            4.5% GROSS         9% GROSS        0% GROSS          4.5% GROSS       9% GROSS
   YEAR     AT 4% PER YEAR     (-1.33%) NET         (3.17% NET)      (7.67% NET)    (-1.33%) NET         (3.17% NET)    (7.67% NET)
----------  --------------     ------------      ----------------   -------------  ---------------     --------------   ------------
    1            $1,226           $101,014             $101,039        $101,064           $1,014             $1,039          $1,064
    2             2,501            102,015              102,111         102,209            2,015              2,111           2,209
    3             3,827            103,003              103,218         103,442            3,003              3,218           3,442
    4             5,206            103,977              104,359         104,770            3,977              4,359           4,770
    5             6,640            104,939              105,536         106,200            4,939              5,536           6,200
    6             8,131            105,800              106,662         107,647            5,800              6,662           7,647
    7             9,682            106,650              107,823         109,206            6,650              7,823           9,206
    8            11,295            107,489              109,020         110,884            7,489              9,020          10,884
    9            12,973            108,316              110,256         112,692            8,316             10,256          12,692
    10           14,718            109,133              111,531         114,637            9,133             11,531          14,637
    15           24,546            112,392              117,795         126,014           12,392             17,795          26,014
    20           36,503            114,494              124,056         141,289           14,494             24,056          41,289
    25           51,051            114,998              129,735         161,556           14,998             29,735          61,556
    30           68,751            112,211              132,721         186,793           12,211             32,721          86,793
    35           90,286            103,807              129,712         216,034            3,807             29,712         116,034
    40          116,486                  0 (2)          119,405         250,742                0 (2)         19,405         150,742

(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES
OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                                                 T2

GENERAL INFORMATION ABOUT:

o    PRUDENTIAL

o    THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

o    THE VARIABLE INVESTMENT OPTIONS UNDER THE CERTIFICATES

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA


The Prudential Insurance Company of America ("Prudential" or the "Company") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders, and regulatory approval, all of which could take two or more years to complete. Prudential's management and Board of Directors have not yet determined to demutualize and it is possible that, after careful review, Prudential could decide not to go public.

The plan of reorganization, which has not been developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts, and issue years of their policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, while mutual fund customers and customers of the Company's subsidiaries would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contract owners of Prudential's subsidiaries. Eligible policyholders would generally include employers, associations, other groups, and trusts established by or for such entities, that own group policies issued by Prudential, and generally would include Group Contractholders. The individuals covered under a group plan, such as the Participants under a Group Contract, generally would not be eligible to receive stock or other consideration from Prudential.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions.

Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contracts and Certificates.

Prudential and its affiliates act in several ways with respect to registered investment companies, including depositor, advisor, and principal underwriter.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

The Prudential Variable Contract Account GI-2 (the "Separate Account") was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a "separate account" under the federal securities laws. The Separate Account holds assets that are segregated from all of Prudential's other assets.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Separate Account. Prudential will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Separate Account's assets may include funds contributed by Prudential to commence operation of the Separate Account and may include accumulations of the charges Prudential makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential's general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Separate Account.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential. There are currently 131 Subaccounts within the Separate Account, each of which invests in a corresponding Fund. Prudential reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

THE FUNDS


Set out below is a list of each Fund, its investment objectives, investment management fees, and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.


FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.



The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives and principal strategies are as follows:

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.


GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

HIGH YIELD BOND PORTFOLIO: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

PRUDENTIAL JENNISON PORTFOLIO: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

The portfolios of American Century Variable Portfolios, Inc. in which the Separate Account may currently invest and their investment objectives are as follows:

VP BALANCED PORTFOLIO: The investment objective of the VP Balanced Portfolio is capital growth and current income. Management of the Portfolio intends to maintain approximately 60% of the Portfolio's assets in the equity securities described in the prospectus, and intends to maintain approximately 40% of the Portfolio's assets in fixed income securities.

VP INTERNATIONAL PORTFOLIO: Seeks capital growth over time by investing in common stocks of foreign companies considered to have better-than-average prospects for appreciation.

VP VALUE PORTFOLIO: Seeks long-term capital growth with income as a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of well-established companies that are believed by management to be undervalued at the time of purchase.

J.P. MORGAN SERIES TRUST II

The portfolios of the J.P. Morgan Series Trust II in which the Separate Account may currently invest and their investment objectives are as follows:

J.P. MORGAN BOND PORTFOLIO: Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of realized and unrealized capital gains and losses plus income less expenses.

J.P. MORGAN EQUITY PORTFOLIO: Seeks to provide a high total return from a portfolio of selected equity securities. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests primarily in large- and medium-capitalization U.S. companies, typically represented by the Standard & Poor's 500 Stock Index.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO: Seeks to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income less expenses.

J.P. MORGAN SMALL COMPANY PORTFOLIO: Seeks to provide a high total return from a portfolio of small company stocks. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests at least 65% of the value of its total assets in the common stock of small and medium sized U.S. companies whose market capitalizations are greater than $110 million and less than $1.5 billion.


FUND FEES AND EXPENSES

================================================================================
                                                                 TOTAL FUND
                                    INVESTMENT       OTHER     ANNUAL EXPENSES
              FUNDS               MANAGEMENT FEE   EXPENSES    (AFTER EXPENSE
                                                             REIMBURSEMENTS) (1)
--------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.
 Flexible Managed Portfolio (2)       0.60%         0.01%           0.61%
 Global Portfolio (2)                 0.75%         0.11%           0.86%
 High Yield Bond Portfolio (2)        0.55%         0.03%           0.58%
 Money Market Portfolio (2)           0.40%         0.01%           0.41%
 Prudential Jennison Portfolio (2)    0.60%         0.03%           0.63%
--------------------------------------------------------------------------------
AMERICAN CENTURY VARIABLE
PORTFOLIOS, INC.
 VP Balanced Portfolio (3)             N/A           N/A            1.00%
 VP International Portfolio (3)        N/A           N/A            1.50%
 VP Value Portfolio (3)                N/A           N/A            1.00%
--------------------------------------------------------------------------------
J.P. MORGAN SERIES TRUST II
 J.P. Morgan Bond Portfolio (4)       0.30%         0.45%           0.75%
 J.P. Morgan Equity Portfolio (4)     0.40%         0.50%           0.90%
 J.P. Morgan International
   Opportunities Portfolio (4)        0.60%         0.60%           1.20%
 J.P. Morgan Small Company
   Portfolio (4)                      0.60%         0.55%           1.15%
================================================================================

(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) With respect to the Prudential Series Fund, Inc. portfolios, except for the Global Portfolio, Prudential reimburses a portfolio when its ordinary operating expenses, excluding taxes, interest, and brokerage commissions exceed 0.75% of the portfolio's average daily net assets. The amounts listed for the portfolios under Other Expenses are based on amounts incurred in the last fiscal year.

(3)  Fees for the American Century Variable Portfolios, Inc. are all-inclusive.

(4) The information in the J.P. Morgan Series Trust II section of the foregoing table has been restated to reflect an agreement by Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the Trust to the extent certain expenses exceed in any fiscal year 0.75%, 0.90%, 1.20% and 1.15% of the average daily net assets of J.P. Morgan Bond Portfolio, J.P. Morgan Equity Portfolio, J.P. Morgan International



     Opportunities Portfolio and J.P. Morgan Small Company Portfolio, respectively. Without such reimbursements, total fund annual expenses would have been 1.02% for the J.P. Morgan Bond Portfolio, 1.48% for the J.P. Morgan Equity Portfolio, 3.26% for the J.P. Morgan International Opportunities Portfolio and 3.43% for the J.P. Morgan Small Company Portfolio.


FUND ADVISERS

Prudential is the investment adviser of each of the portfolios of the Prudential Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a service agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a subadvisory agreement with its wholly-owned subsidiary Jennison Associates LLC ("Jennison"), under which Jennison provides investment advisory services for the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC and Jennison are registered as investment advisers under the Investment Advisers Act of 1940.

The investment adviser for American Century Variable Portfolios, Inc. is American Century Investment Management, Inc. ("ACIM"). ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. Funds Distributor, Inc. distributes shares of American Century funds, and all sales of fund shares are subject to approval by Funds Distributor, Inc.

J.P. Morgan Investment Management Inc. ("Morgan" or the "Adviser") serves as the investment adviser to J.P. Morgan Series Trust II. Morgan's principal business address is 522 Fifth Avenue, New York, New York 10036. The Trust's distributor is Funds Distributor, Inc. located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.



CERTAIN FUNDS HAVE INVESTMENT OBJECTIVES AND POLICIES CLOSELY RESEMBLING THOSE OF MUTUAL FUNDS WITHIN THE SAME COMPLEX THAT ARE SOLD DIRECTLY TO INDIVIDUAL INVESTORS. DESPITE SUCH SIMILARITIES, THERE CAN BE NO ASSURANCE THAT THE INVESTMENT PERFORMANCE OF ANY SUCH FUND WILL RESEMBLE THAT OF ITS RETAIL FUND COUNTERPART.


YOU WILL RECEIVE A PROSPECTUS FOR EACH AVAILABLE FUND. THAT PROSPECTUS WILL DESCRIBE THE FUND, ITS INVESTMENT OBJECTIVE AND STRATEGIES, ITS RISKS, AND ITS MANAGEMENT FEES AND OTHER EXPENSES. YOU SHOULD READ THE FUND PROSPECTUSES TOGETHER WITH THIS PROSPECTUS. AS WITH ALL MUTUAL FUNDS, A FUND MAY NOT MEET ITS INVESTMENT OBJECTIVE. SUBJECT TO APPLICABLE LAW, PRUDENTIAL MAY STOP OFFERING ONE OR MORE FUNDS OR MAY SUBSTITUTE A DIFFERENT MUTUAL FUND FOR ANY FUND.

EACH FUND HAS PROVIDED PRUDENTIAL WITH INFORMATION ABOUT ITS MANAGEMENT FEES AND OTHER EXPENSES. EXCEPT FOR THE SERIES FUND, PRUDENTIAL HAS NOT VERIFIED THAT INFORMATION INDEPENDENTLY.

THE FIXED ACCOUNT

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion sometimes declare a higher rate. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some Group Contracts, Prudential may determine interest rates based on the contract year we receive the premium payments.


We strictly limit your right to make transfers out of the Fixed Account. See the HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER section on page 23. Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to 6 months. See the WHEN PROCEEDS ARE PAID section on page 43.


Because of exemptive and exclusionary provisions, Prudential has not registered the Fixed Account or the general account under the federal securities laws. Prudential has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures concerning the Fixed Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy of statements made in a prospectus.

DETAILED INFORMATION ABOUT THE CERTIFICATES

WHO IS ELIGIBLE FOR COVERAGE

Eligible Group Members are full-time and regular part-time employees of Morgan Guaranty, including its subsidiaries and its affiliated companies, who are on the U.S. payroll and scheduled to work 20 hours or more in a week. Subsidiaries and affiliated companies include all companies that Morgan Guaranty asked Prudential to include in the Group Contract, provided Prudential has agreed to include them.

An Eligible Group Member's spouse may apply separately for coverage under the Group Contract.

Former employees (and their spouses) who retire or otherwise end employment after January 1, 1999 may continue their coverage on a Portable basis, if they meet certain eligibility requirements. See the PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS section on page 35.

HOW PRUDENTIAL ISSUES CERTIFICATES

To apply for coverage under a Group Variable Universal Life Insurance Contract, an Eligible Group Member or spouse must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. See the EVIDENCE OF GOOD HEALTH section on page 19.

If Prudential approves the person for coverage, that person will become a Participant under the Group Variable Universal Life Insurance. Prudential will issue a Certificate to each Participant. The Certificate tells you about the rights, benefits, coverage, and obligations of the Group Variable Universal Life Insurance.

MINIMUM AND MAXIMUM FACE AMOUNTS OF INSURANCE: For a Certificate that covers an Eligible Group Member's life, the minimum Face Amount of insurance is generally $50,000. The maximum Face Amount is generally the lesser of $1,500,000 and five times that person's Annual Base Salary at the time of enrollment.

For a Certificate that covers the life of a spouse, the minimum Face Amount of insurance is $50,000. The maximum Face Amount is $300,000.

MINIMUM AND MAXIMUM AGES: Generally, Prudential will not issue Certificates for a person who is younger than 18 or older than 74. And, Prudential will generally end a Participant's coverage at age 100.

When a Participant reaches age 100, we make available these three options:

o You may ask to receive the Cash Surrender Value of the Certificate. (Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.)

o You may use some or all of the Certificate Fund to buy Paid-up Coverage. See the PAID-UP COVERAGE section on page 31.

o You may remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

A "FREE LOOK" PERIOD

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free look" period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.

During the first 10 days after the Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

EVIDENCE OF GOOD HEALTH

For Face Amounts of Insurance up to the lesser of two times your Annual Base Salary and $100,000, Prudential will ask you to answer questions about your health. If you answer positively to any of the questions, Prudential may ask you to have medical testing.

For amounts of insurance greater than the lesser of two times your Annual Base Salary and $100,000, Prudential will ask you to have medical testing.

A Covered Person who was enrolled and approved prior to January 1, 1999 does not have to provide evidence of good health for any amount of coverage already approved by Prudential.

PROCEDURES

An Eligible Group Member or spouse who wants to buy Group Variable Universal Life Insurance will submit an enrollment form to Prudential. Eligible Group Members will generally make routine premium payments by automatic payroll deduction. The spouse of an Eligible Group Member will generally make routine premium payments by automatic deduction from the Eligible Group Member's pay.

Participants should submit other premium payments, transfer orders, reallocations, loan and withdrawal requests, and other communications about the coverage directly to Prudential. Prudential has forms to use for each transaction. The forms set out the procedures for each transaction. Forms are available from Morgan Guaranty or from Prudential. Prudential will consider enrollment forms, payments, orders, and other documents to be "received" when they are received in good order by Prudential at the address shown on the form.

WHEN PRUDENTIAL RECONCILES FINANCIAL TRANSACTIONS. Prudential usually reconciles financial transactions at the end of the day, when most banks and financial institutions have closed for the evening. As a result, some transactions (for example, premium payments, loan repayments, or withdrawals) cannot be completed until the next business day. Usually, this will result in a one-day delay in the movement of money from one investment option to another. During any delay, Prudential may place this money in an unallocated account owned by Prudential that pays a market rate of interest. The short term interest ("float") earned on this money will be retained by Prudential as compensation for services rendered. This interest will not be paid from a Participant's Certificate Fund, and will not reduce the value of the Certificate Fund.

Transfers among the Funds and dollar cost averaging are not subject to this possible delay.

PREMIUMS


ROUTINE PREMIUM PAYMENTS: You will be responsible for making all premium payments. You will usually be able to decide when to make premium payments and how much each premium payment will be. You just have to make sure that there is enough money in your Certificate Fund - minus Certificate Debt and outstanding charges - to cover each month's charges. If there is not enough money on any Semi-Monthly Deduction Date (or Monthly Deduction Date for a Participant who does not generally pay premium payments by automatic payroll deduction), your insurance will end (in insurance terms, it will "lapse"). See the LAPSE section on page 34 to learn how your insurance will end and what you can do to stop it from ending.


Participants who are Eligible Group Members generally pay routine premiums through automatic payroll deduction. Eligible Group Members whose spouses are Participants also generally pay the spouse's routine premiums through automatic payroll deduction. If an Eligible Group Member does pay routine premiums through automatic payroll deduction, the minimum deduction per payroll period is $10. If you make routine premium payments below the minimum, you can make them directly to Prudential.

Participants who continue their coverage on a Portable basis will be billed directly by Prudential. The Participant may choose to be billed quarterly, semi-annually, or annually.

ADDITIONAL PREMIUM PAYMENTS: In addition to routine premium payments, you may make additional premium payments at any time directly to Prudential, subject to the applicable charges. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.


EFFECT OF PREMIUM PAYMENTS ON TAX STATUS: If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.


We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.


See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.


EFFECTIVE DATE OF INSURANCE

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form. If we approve your completed enrollment form prior to the 20th day of a month, your insurance will begin on the first day of the next month. If we receive your completed enrollment form on or after the 20th day of a month, your insurance will begin on the first day of the month after the next month.

HOW PRUDENTIAL WILL DEPOSIT AND INVEST PREMIUM PAYMENTS


Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called "Net Premiums." See the CHARGES AND EXPENSES section on page 26.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

o BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in our general account. We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

o DURING THE FIRST 10 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 10 days in the Series Fund Money Market Portfolio. We will leave the Net Premiums in that Series Fund Money Market Portfolio for those first 10 days. After that, we will allocate the Net Premiums to the investment options you selected.

o AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 10 DAYS. After your Certificate has been in effect for 10 days, Prudential will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

If you do not give us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Series Fund Money Market Portfolio until you furnish complete information.

HOW YOU CAN CHANGE THE WAY PRUDENTIAL ALLOCATES FUTURE PREMIUM PAYMENTS

You may ask Prudential to change the way your future premium payments will be allocated among the available investment options. Prudential will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in good order.

The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.


You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund - minus Certificate Debt and outstanding charges - to cover each month's charges. See the LAPSE section on page 34.


We do not currently charge for changing the allocation of your future premiums. But, we may charge for it in the future.

HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE
INVESTMENT OPTION TO ANOTHER


You may transfer amounts from one investment option to another. You may request a transfer in terms of dollars (such as transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).


There are some rules about how transfers can be made:

o The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option if it is less than $100).

o The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

o We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential on the form we require you to use for this purpose.

If you make more than twelve transfers in a Certificate Year, Prudential will charge $20 for each transfer after the twelfth. This charge will not increase.

Group Variable Universal Life Insurance was not designed for professional market timing organizations or for other organizations or persons that use programmed, large or frequent transfers. We will discourage a pattern of exchanges that coincides with a "market timing" strategy, since they may be disruptive to the Separate Account and the Funds. If we were to find such a pattern, we might modify the transfer procedures, including not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Certificate owner.

DOLLAR COST AVERAGING

Dollar Cost Averaging (which we refer to as "DCA") lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day following the first of the month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential will give you a form to request DCA. If we receive your request form in good order by the tenth of a month, we will start DCA processing during the next month. If we receive it after the tenth day of a month, we will start DCA processing during the month after the next month.

We will terminate the DCA arrangement when any of the following events occurs:

o    We have completed the designated number of transfers.

o The amount you have invested in the Series Fund Money Market Portfolio is not enough to complete the next transfer.

o Prudential receives your written request to end the DCA arrangement. (If we receive your request by the tenth of a month, we will cancel the transfer scheduled for the next following month. If we receive it after the tenth day of a month, we will cancel the transfer scheduled for the month after the next month.)

o    You no longer have coverage under the Group Variable Universal Life
     Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future. Transfers made under the DCA arrangement do not count against the number of transfers that may be subject to the transfer charge described in the HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER section on page 23.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

DEATH BENEFITS

Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies.

AMOUNT OF THE DEATH BENEFIT. The Death Benefit is the Face Amount of insurance PLUS the value of the Certificate Fund as of the date of death MINUS any Certificate Debt and any past due monthly charges.

ADJUSTMENT IN THE DEATH BENEFIT. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to the following "corridor percentage" of the Certificate Fund based on your Attained Age:

      COVERED PERSON'S       CORRIDOR        COVERED PERSON'S       CORRIDOR
        ATTAINED AGE        PERCENTAGE         ATTAINED AGE        PERCENTAGE
      ----------------      -----------      ----------------      ----------
            0-40                250%                70                 115%
             41                 243                 71                 113
             42                 236                 72                 111
             43                 229                 73                 109
             44                 222                 74                 107
           ----                ----                ---                ----
             45                 215                 75                 105
             46                 209                 76                 105
             47                 203                 77                 105
             48                 197                 78                 105
             49                 191                 79                 105
           ----                ----                ---                ----
             50                 185                 80                 105
             51                 178                 81                 105
             52                 171                 82                 105
             53                 164                 83                 105
             54                 157                 84                 105
           ----                ----                ---                ----
             55                 150                 85                 105
             56                 146                 86                 105
             57                 142                 87                 105
             58                 138                 88                 105
             59                 134                 89                 105
           ----                ----                ---                ----
             60                 130                 90                 105
             61                 128                 91                 104
             62                 126                 92                 103
             63                 124                 93                 102
             64                 122                 94                 101
           ----                ----                ---                ----
             65                 120                 95                 100
             66                 119                 96                 100
             67                 118                 97                 100
             68                 117                 98                 100
             69                 116                 99                 100

HOW YOUR BENEFICIARY MAY RECEIVE THE DEATH BENEFIT: Generally, Prudential will deposit the Death Benefit in the Prudential Alliance Account. The Alliance Account is an interest-bearing account that holds the Death Benefit while your beneficiary takes time to consider other options. Your beneficiary has complete ownership of funds held in the Alliance Account, and may draw on all or part of the funds by writing a draft. Interest earnings in the Alliance Account are compounded daily and credited monthly. Proceeds in the Alliance Account are part of Prudential's general account. Alternatively, your beneficiary can request to receive the Death Benefit in a lump sum, in the form of a check.

CHANGES IN FACE AMOUNT

The Group Contract allows Participants to increase the Face Amount of their insurance at any time if they can meet the requirements for giving evidence of good health. The Face Amount must remain within the limits of coverage. See the HOW PRUDENTIAL ISSUES CERTIFICATES section on page 18.

An increase in the Face Amount will result in higher insurance charges because the net amount at risk for Prudential will increase.

The Group Contract also permits Participants to decrease the Face Amount of their insurance. In no event, however, may a Participant decrease the Face Amount below $50,000 or below the minimum required to maintain status as life insurance under the federal tax laws. The decrease will generally take effect on the first or second Semi-Monthly Deduction Date after we receive your instructions to change the face amount. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38. You should consult your tax advisor before you change the Face Amount of your insurance.

CHARGES AND EXPENSES

For a Certificate that is in effect, Prudential reserves the right to increase the charges that we currently make, but we currently have no intention to do so. We will not in any case increase charges above the maximum charges described below. You should refer to your particular Certificate to learn what charges apply to you.

CHARGES DEDUCTED FROM EACH PREMIUM PAYMENT. We will deduct the charges listed below from each premium payment you make before we invest the payment in the investment options you selected.

1. CHARGE FOR TAXES ON PREMIUM PAYMENTS. We will deduct a charge for taxes we must pay on premiums. These taxes include federal, state or local income, premium, excise, business, or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently made up of two parts:

     o The first part is for state and local premium taxes. Currently, it is 1.95% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.)

     o The second part is for federal income taxes that are based on premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of the increased cost for premium-based federal income taxes resulting from a 1990 change in the Internal Revenue Code.


     We may increase this charge if the cost of our taxes related to premiums is increased. During 1998, we received approximately $61,000 in charges for taxes on premium payments.


2. CHARGE FOR PROCESSING PREMIUMS. We do not currently deduct a processing fee from premium payments. But, we have the right to deduct up to $2 to cover the costs of collecting and processing premiums. Participants who are billed directly by Prudential should be aware that Prudential assesses a charge of $3 per bill (you may choose whether to be billed quarterly, semi-annually, or annually). During 1998, we received no charges for processing premiums.

3. CHARGE FOR SALES EXPENSES. We do not currently deduct a sales charge. But, we have the right to deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. If we were to deduct a sales charge, it would not be more than 3.5% of each premium payment. During 1998, we received no charges for sales expenses.

MONTHLY CERTIFICATE FUND CHARGES. Prudential will deduct the following charges from your Certificate Fund either monthly or semi-monthly, depending on whether you make routine premium payments by automatic payroll deduction or pay them directly to Prudential. We will take the charges from each investment option you selected, in the same proportion that the value of your Certificate Fund is invested.

FOR PARTICIPANTS WHO MAKE ROUTINE PREMIUM PAYMENTS BY AUTOMATIC PAYROLL
DEDUCTION: We will generally deduct the monthly Certificate Fund charges two times per month, on the two Semi-Monthly Deduction Dates. For each Semi-Monthly Deduction Date, we will calculate the applicable monthly charges but will deduct only one-half of these charges.

The Semi-Monthly Deduction Dates will coincide with the two days that we credit automatic payroll deduction premium payments we receive from Morgan Guaranty. Morgan Guaranty has told Prudential that it will forward automatic payroll deduction premium payments at the end of each pay period. Prudential expects that the Semi-Monthly Deduction Dates will fall around approximately the middle and the end of each month, with the exact dates dependent upon when Morgan Guaranty forwards the payment. But, if Morgan Guaranty has not transferred both automatic payroll deduction premium payments by the 45th day following the first day of a particular month, Prudential will deduct any remaining part of that month's Certificate Fund charges on the next Business Day following that 45th day.

FOR PARTICIPANTS WHO MAKE ROUTINE PREMIUM PAYMENTS DIRECTLY TO PRUDENTIAL:
Prudential will deduct the full monthly charges on the Monthly Deduction Date, which is the first Business Day of each Month.

1. CHARGE FOR THE COST OF INSURANCE. We deduct a charge for the cost of your insurance.

     To calculate the cost insurance charge, we multiply:

     your Certificate's "net amount at risk" by

     the "cost of insurance rate" for the Covered Person.

     "Net amount at risk" means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

     The "cost of insurance rates" are shown in your Certificate and are based on many factors, including:

     o    the Covered Person's age;

     o the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

     o    the life expectancy of the people covered under your Group Contract;

     o    whether or not the Certificate is provided on a Portable basis; and

     o    the expected expenses.

     The cost of insurance rate will generally increase as the Covered Person ages. The cost of insurance charges are generally lower than the 1980 CSO Table.

     We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contractholder are based on many factors, including:

     o    the number of Certificates in effect;

     o    the number of new Certificates issued;

     o    the number of Certificates surrendered or becoming Portable;

     o    the expected claims (death benefits, living benefits, and surrenders);

     o the expected cost of any additional insurance benefits that the Group Contractholder elected to buy;

     o    the expected expenses; and

     o    administrative services provided by Morgan Guaranty.

     We will not change the cost of insurance rates before December 31, 2001, unless the number of Covered Persons (including both the Group Contract and other supplemental insurance coverage obtained by Morgan Guaranty from Prudential) decreases by 10% or more.

     If we change the cost of insurance rates, we will change them for all persons of the same age, rate class and group. Certificates continued on a Portable basis may be considered a separate group. We will not change them to be higher than the guaranteed cost of insurance rate shown in your Certificate. That guaranteed rate will not be higher than a rate based on 150% of the 1980 Commissioner's Standard Ordinary Mortality Table, Male, Age Last Birthday (also known as the "1980 CSO Table"). Currently, the cost of insurance charges are lower than 100% of the 1980 CSO Table.

     During 1998, we received approximately $554,000 in charges for costs of insurance.

2. CHARGE FOR ADMINISTRATIVE EXPENSES. We currently deduct a charge of $2 for administrative expenses. This charge pays for maintaining records and for communicating with Morgan Guaranty and with Participants. We may increase this charge in the future but we guarantee that it will not be more than $6 per month. During 1998, we received no charges for administrative expenses.

3. CHARGE FOR OTHER TAXES. We reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Separate Account. These are taxes other than those described under the CHARGE FOR TAXES ON PREMIUM PAYMENTS section above. Currently, we do not charge for these other taxes.

DAILY DEDUCTION FROM THE SEPARATE ACCOUNT. Each day, Prudential deducts a charge from the assets of the Separate Account in an amount currently equal to an effective annual rate of 0.45%. We guarantee that the charge will not be more than an effective annual rate of 0.90%.

This charge compensates us for assuming the mortality and expense risks of the insurance provided under the Group Contract. The "mortality risk" is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined the mortality charge. The "expense risk" is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account. During 1998, we received approximately $7,000 in charges for mortality and expense risks.

TRANSACTION CHARGES: For every transfer after the twelfth in a single Certificate Year, Prudential will deduct a $20 charge. We may deduct charges for other transactions. See the sections of this prospectus that describe each of those transactions. Those sections also describe the charges that Prudential may deduct.

DIRECT BILLING CHARGE: Prudential will assess a direct billing charge of $3 per bill for Participants who are no longer Eligible Group Members (or spouses of Eligible Group Members) but who continue coverage on a Portable basis. The Participant may choose to receive a bill quarterly, semi-annually, or annually.

EXPENSES INCURRED BY THE FUNDS: Participants indirectly bear the charges and expenses of the Funds. To find out details about the management fees and other underlying Fund expenses, you should see THE FUNDS section on page 13. You should also read the prospectuses for the available Funds.

CASH SURRENDER VALUE


The Cash Surrender Value of your Certificate is equal to your Certificate Fund MINUS any Certificate Debt and outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account (see the LOANS section on page 32).


The Cash Surrender Value will change daily to reflect:

o    Net Premiums;

o    withdrawals;

o    increases or decreases in the value of the Funds you selected;

o interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

o    interest accrued on any loan;

o the daily asset charge for mortality and expense risks assessed against the variable investment options; and

o    monthly charges that Prudential deducts from your Certificate Fund.

If you ask Prudential, we will tell you what the Cash Surrender Value of your Certificate is. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to go down to zero.


The tables on pages T-1 and T-2 (following page 11) of this prospectus give examples of what Cash Surrender Values would be for two sample Certificates. The examples assume there would be uniform investment results in the selected Subaccount portfolios. The examples are only hypothetical, and are only meant to help you understand how the Certificate works.


FULL SURRENDERS

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in good order.

We will pay the proceeds as described in the WHEN PROCEEDS ARE PAID section on page 43. Prudential does not currently make a charge for a surrender but we have the right to make such a charge in the future. If we do, the charge will not be more than the lesser of $20 and 2% of the amount that you receive.


A surrender may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.

During 1998, we received approximately $30 in surrender charges.


PAID-UP COVERAGE

At any time, you may elect to use the Cash Surrender Value of your Certificate to buy Paid-up Coverage. The minimum amount of Cash Surrender Value that you can exchange is $1,000.

The amount of Paid-up Coverage that you can have will be limited to the amount that you can buy with your Certificate's Cash Surrender Value. Also, it cannot be more than the Death Benefit under your Certificate at the time you make the exchange.


Paid-up Coverage will start as of the end the Business Day on which we receive your request form in good order. Once the Paid-up Coverage starts, all other coverage under your Certificate, including any additional insurance benefits, will end.

If you did not use your entire Cash Surrender Value to buy the Paid-up Coverage, Prudential will pay you the remaining amount as of the end of the first Business Day after we receive your request form. We will pay it as described in the WHEN PROCEEDS ARE PAID section on page 43. This withdrawal may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.

The purchase of Paid-up Coverage could make your Certificate become a Modified Endowment Contract. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.


PARTIAL WITHDRAWALS

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value. We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.


Partial withdrawals will be effective as of the end of the Business Day on which we receive your request form. We will pay you the withdrawn money as described in the WHEN PROCEEDS ARE PAID section on page 43.

You must withdraw at least $200 in any partial withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.


Prudential has the right to deduct a transaction charge for each partial withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw.

You may not repay any amount that you withdraw.


Withdrawals may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.


LOANS

You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.


The minimum amount that you can borrow at any one time is $200. You cannot take a loan if Certificate Debt exceeds the Loan Value. Prudential will pay loan proceeds as described in the WHEN PROCEEDS ARE PAID section on page 43.

Interest on the loan will accrue daily at a rate that Prudential sets each year. Generally, the interest rate we charge will not be more than 1% above the interest rate we credit on money in the Fixed Account. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

o We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

o We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

o We will generally credit interest to the amount in the Loan Account at the same rate that we use to credit interest on money in the Fixed Account. The interest rate we credit to the Loan Account will not be more than 1% less than the interest rate that we charge on the loan.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, you should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or a loan repayment, we will assume it is a loan repayment.


If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial withdrawal from the Certificate Fund. A partial withdrawal may have tax consequences. See the PARTIAL WITHDRAWALS section on page 32 and the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.

Your Loan Account plus accrued interest (together, these are called "Certificate Debt") may not exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges. See the LAPSE section on page 34.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.


If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.

LAPSE

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If it is not enough, Prudential will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay it.

The due date of the monthly charges depends on whether you make routine premium payments by automatic payroll deduction or pay them directly to Prudential. See the CHARGES AND EXPENSES section on page 26.

In insurance terms, we call it a LAPSE when insurance ends because the charges for it are not paid.

HOW YOU CAN STOP YOUR INSURANCE FROM LAPSING. You must make a payment that is enough to pay outstanding charges. Prudential must receive the payment by the later of:

o 61 days after the first Business Day of the month in which your Certificate Fund was insufficient to pay the monthly charges; and

o    30 days after the date we mailed you the notice.

If you do not, your insurance will lapse and your Certificate will no longer have any value. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.

We will send the notice to the last known address we have on file for you. If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.


TERMINATION OF THE GROUP CONTRACT

Morgan Guaranty may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

o If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving Morgan Guaranty 90 days' written notice.

o If Morgan Guaranty fails to remit premium payments to Prudential in a timely way, at the end of the grace period.

o For any other reason, effective on a Contract Anniversary, by giving Morgan Guaranty 31 days' written notice.


Termination of the Group Contract means that Morgan Guaranty will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the OPTIONS ON TERMINATION OF COVERAGE section on page 36. The options that are available to you from Prudential may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.


PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS (OR SPOUSES OF ELIGIBLE GROUP MEMBERS)

If a Participant is no longer an Eligible Group Member (or the spouse of an Eligible Group Member), the Participant may be able to continue insurance coverage on a Portable basis. This is called Portable Coverage. Portable Coverage is generally available only to Participants who have held a Certificate for at least one year (or who obtained the Certificate during the initial enrollment period).

With Portable Coverage, you will start to make premium payments directly to Prudential, or you may authorize Prudential to receive payments by electronic funds transfer. We will start to send premium reminders directly to you. You may choose to receive these reminders quarterly, semi-annually, or annually.

We will let you know about this change in the way premiums are paid within 61 days after you are no longer an Eligible Group Member or the spouse of an Eligible Group Member. We might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate.

The notice that we send you will also tell you what the charges and expenses are for Portable Certificates. See also the CHARGES AND EXPENSES section on page 26. Charges and expenses will be the same as for the Eligible Group Member (or spouses of Eligible Group Members) until at least December 31, 2001, except that Prudential will charge a $3 fee per periodic premium reminder. Prudential will track the experience of Participants that continue on a Portable basis. After December 31, 2001, we may change the charges and expenses for Portable Coverage.

OPTIONS ON TERMINATION OF COVERAGE

Your insurance coverage under the Group Contract will end when the Group Contract itself ends. Insurance coverage will also end on the last day of the month in which a Participant stops being an Eligible Group Member (or the spouse of an Eligible Group Member) and does not elect to continue on a Portable basis. See the TERMINATION OF THE GROUP CONTRACT section on page 34, and the PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS section on page 35.

If the Group Contract were to end, the effect on Participants would depend on whether or not Morgan Guaranty replaced the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

o If Morgan Guaranty did replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential would terminate your Certificate. We would also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value. The new contract might not cover persons holding Portable Certificates, in which case those persons would have the options listed below.

o If Morgan Guaranty did not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you would have the options listed below.

CONVERSION: You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your Certificate ended because you are no longer an Eligible Group Member, you may not convert more than the Face Amount of your Certificate. If your Certificate ended because the Group Contract ended, the amount you are able to convert may, depending on the state law that applies, be limited to the lesser of

o    $10,000 or

o the Face Amount of your Certificate MINUS the amount of any group insurance that you become eligible for within 45 days after your Certificate ends.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

PAID-UP COVERAGE. You may elect to use your Certificate's Cash Surrender Value to buy fixed Paid-up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day your Certificate ends. The insurance amount will depend on how much the Cash Surrender Value is and on the age of the Covered Person. But, the amount of Paid-up Coverage cannot be more than your Certificate's Death Benefit right before you buy the Paid-up Coverage.


You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code.
See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.


PAYMENT OF CASH SURRENDER VALUE. You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.


REINSTATEMENT

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance on a Portable basis.

To reinstate your Certificate, you must send the following items to Prudential:

o    A written request for reinstatement.

o Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential.


o A premium payment (less any charges that apply) that is at least enough to pay the monthly charges for the grace period and for two more months. See the CHARGES AND EXPENSES section on page 26.


We will make your Certificate effective again on the first Semi-Monthly Deduction Date (or Monthly Deduction Date, if you do not make routine premium payments by automatic payroll deduction) that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new 2-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the INCONTESTABILITY section on page 43 and the SUICIDE EXCLUSION section on page 44. When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.


TAX TREATMENT OF CERTIFICATE BENEFITS

INTRODUCTION

This summary provides general information on the federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax advisor for complete information and advice.

TREATMENT AS LIFE INSURANCE AND INVESTOR CONTROL

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:


o you will not be taxed on the growth of the funds in the Certificate Fund, unless you receive a distribution, and


o    the Certificate's Death Benefit will be tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available subaccounts of a separate account without causing the Participants (instead of Prudential) to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential will be treated as the owner of the Separate Account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes - which will be applied uniformly to all Participants after advance written notice - that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential will be treated as the owner of the underlying assets.


DISTRIBUTIONS

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

CERTIFICATES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

o If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

o Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

o Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

o Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

MODIFIED ENDOWMENT CONTRACTS


o The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or a rider is added or removed). The addition of a rider or an increase in the Face Amount of insurance may also cause the Certificate to be classified as a Modified Endowment Contract. You should first consult a tax advisor if you are contemplating any of these steps.


o If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans and withdrawals, are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to loans, withdrawals, and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

o Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59-1/2, on account of your becoming disabled or as a life annuity.

o All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

TREATMENT AS GROUP TERM LIFE INSURANCE

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term life insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, under certain circumstances, a portion of the coverage under the Group Contract may qualify as group term life insurance and, in addition, Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

WITHHOLDING

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS

If you transfer or assign the Certificate to someone else, there may be gift, estate, and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance, and other taxes due if you or the Covered Person dies.

The earnings of the Separate Account are taxed as part of Prudential's operations. The Separate Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

ERISA CONSIDERATIONS

If the Group Contract is treated as or acquired by an "employee benefit plan," as defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain legal requirements may apply.

DEFINITION OF AN EMPLOYEE BENEFIT PLAN

An "employee benefit plan" includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees - "pension" plans or "welfare" plans.

A "pension plan" includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term "pension plan" includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a "401(k) plan"), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A "welfare plan" includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

GROUP CONTRACTS AS EMPLOYEE BENEFIT PLANS

Regulations issued by the United States Department of Labor ("Labor") clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered "employee benefit plans" for purposes of ERISA). Among other exceptions, "group" or "group-type insurance programs" offered by an insurer to employees of an employer will not be a "plan" where:

o    no contributions are made by the employer for the coverage;

o    participation in the program is completely voluntary for employees;

o the "sole" function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions, and to remit them to the insurer; and

o the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an "employee benefit plan" (either a pension or a welfare plan) subject to the requirements of ERISA.

INVESTMENT OF PLAN ASSETS IN A GROUP CONTRACT

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

FIDUCIARY/PROHIBITED TRANSACTION REQUIREMENTS UNDER ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) "parties in interest" (as defined under ERISA) or "disqualified persons" (as defined under tax law) and (2) "fiduciaries" with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

o    the relationship between the agent and the insurer;

o a description of any charges, fees, discounts, penalties, or adjustments that may be imposed in connection with the purchase, holding, exchange or termination of the Group Contract; and

o    the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties, or adjustments may be found in the CHARGES AND EXPENSES section on page 26. Information about sales representatives and commissions may be found in the SALE OF THE CONTRACT AND SALES COMMISSIONS section on page 47.

Execution of a Group Contract by a Group Contractholder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

WHEN PROCEEDS ARE PAID

Prudential will generally pay any Death Benefit, Cash Surrender Value, partial withdrawal, or loan proceeds within 7 days after we receive the request for payment at the office specified in our request form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in good order. There are certain circumstances when we delay payment of proceeds:

o We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

o We expect to pay proceeds that come from the Fixed Account or from Paid-up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).


BENEFICIARY

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.


INCONTESTABILITY

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.


MISSTATEMENT OF AGE

If the Covered Person's age is stated incorrectly in the Certificate, we will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law.

SUICIDE EXCLUSION

Generally, if a Covered Person dies by suicide within two years from the Certificate Date, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt, outstanding charges, and any partial withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

ASSIGNMENT

You may assign your Certificate, including all rights, benefits, and privileges that you have. Prudential will honor the assignment only if: (1) you make the assignment in writing; (2) you sign it; and (3) Prudential receives a copy of the assignment at the Prudential office shown in your Certificate. We are not responsible for determining whether the assignment is legal or valid.

Throughout this prospectus, we describe various rights that you have. You may assign those rights to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.


If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.


VOTING RIGHTS

The assets that are held in the Separate Account are invested in the Funds. Prudential is the legal owner of those shares. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under the federal securities laws.


If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If the federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by the federal securities laws.

Here's how we will determine the number of Fund shares and votes for which you may give instructions:

o To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

o The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We will give you the proper forms and proxies to give these instructions. We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances. We may disregard instructions if: (1) the instructions would require shares to be voted in a way that would cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or (2) the instruction would approve or disapprove an investment advisory contract for a Fund. Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

SUBSTITUTION OF FUND SHARES

If Prudential's management thinks that an available portfolio of the Funds becomes unsuitable for investment by Participants, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes or considerations, the unavailability of shares for investment, or other reasons, including our discretion. Before Prudential can substitute shares, the SEC, and possibly one or more state insurance departments, must approve the substitution. We would notify Morgan Guaranty and Participants if we were to make such a substitution.

ACCELERATED DEATH BENEFIT

Under an accelerated death benefit, you can elect to receive an early payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 12 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill. You may receive the accelerated payment in a lump sum. The maximum part of the Death Benefit that may be accelerated is the lesser of 50% of the full Death Benefit or $50,000. Prudential may charge an accelerated payment fee of up to $350 if you decide to use this benefit.

We will not pay an accelerated death benefit if you are required to elect it to meet the claims of creditors or to obtain a government benefit. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated death benefit. The amount of future premium payments you can make will also be limited.

If you actually receive proceeds from the Accelerated Death Benefit, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated death benefit is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax advisor before you elect to receive this benefit.

REPORTS

Four times each Certificate Year, Prudential will send you a statement that gives you certain information about your insurance. These statements will give you details about the value of your Certificate Fund, about transactions that you made, and specific insurance data about your coverage.

If you make a request, we will also send you a current statement about your insurance. It will give you the same kind of information as the quarterly statement does. We may limit the number of current statements you may request or may charge you for additional statements. Any such charge will not exceed $20 for an additional report.

We will also send to you and to Morgan Guaranty annual and semi-annual reports that list the securities held in each available portfolio of the Funds. These reports are required by the federal securities laws. Prudential keeps records about the Separate Account according to the federal securities laws.

If you invest in the Series Fund through more than one variable insurance contract, you will receive only one copy of each annual and semi-annual report issued by the Series Fund. But, if you want another copy of a report, you may ask us for one by calling the telephone number listed on the inside cover page of this prospectus.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Prudential Investment Management Services LLC (referred to as "PIMS") acts as the principal underwriter of the Group Contracts and Certificates. PIMS is a direct, wholly-owned subsidiary of Prudential.

PIMS, organized in 1996 under Delaware law, is registered as a broker-dealer under the federal securities laws. PIMS is also a member of the National Association of Securities Dealers, Inc. PIMS's principal business address is 751 Broad Street, Newark, New Jersey 07102. PIMS also acts as principal underwriter with respect to the securities of other Prudential investment companies.

The Group Contracts and Certificates are sold by persons who are registered representatives of PIMS and who are also authorized by state insurance departments. The Group Contracts and Certificates may also be sold through other broker-dealers authorized by PIMS and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than the basis described below.

The maximum commission that Prudential will pay to the representative upon the purchase of the Contract is 15% of the premium payment received. The amount Prudential will pay to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 15% of the premium payment. Prudential may require the representative to return all of the first year commission if the Group Contract is not continued through the first year. Sales representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Group Contract will be eligible for additional bonus compensation from Prudential. Generally, Prudential will pay PIMS a commission of no more than 15% of the premium payment. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payment.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in the federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in the federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days' written notice to the other party.

RATINGS AND ADVERTISEMENTS

Independent financial rating services - including Moody's, Standard & Poors, Duff & Phelps, and A.M. Best Company - rate Prudential. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

SERVICES PERFORMED BY THIRD PARTIES

Throughout this prospectus, we describe how Prudential will perform transactions with you and how you will perform transactions with them. Prudential has the right to ask another party (referred to as a "third party") to perform or receive transactions in its place. That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential.

In some cases, the third party might be another part of Prudential. (For example, when you make certain premium payments to Prudential, they will be received by Prudential Mutual Fund Services, Inc., a wholly-owned subsidiary of Prudential.)

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Group Contract is subject to the insurance laws and regulations of the State of Delaware. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS


The consolidated financial statements of Prudential and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and the financial statements of the Separate Account as of December 31, 1998 and for the period July l, 1998 through December 31, 1998 included in this registration statement have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Stuart L. Liebeskind, FSA, MAAA, Vice President and Actuary of Prudential, whose opinion is filed as an exhibit to the registration statement.

LITIGATION


On October 28, 1996, Prudential entered into a Stipulation of Settlement in a multidistrict proceeding involving allegations of various claims relating to Prudential's life insurance sales practices. (In re Prudential Insurance Company of America Sales Practices Litigation, D.N.J., MDL No. 1061, Master Docket No. 95-4704 (AMW)). On March 7, 1997, the United States District Court for the District of New Jersey approved the Stipulation of Settlement as fair, reasonable and adequate, and later issued a Final Order and Judgement in the consolidated class actions before the court, 962 F. Supp. 450 (March 17, 1997, as amended April 14, 1997). The Court's Final Order and Judgement approving the class Settlement was appealed to the United States Court of Appeals for the Third Circuit, which upheld the district court's approval of the Stipulation of Settlement on July 23, 1998. The Supreme Court denied certiorari in January 1999, thereby making final the approval of the class action settlement.

Pursuant to the Settlement, Prudential agreed to provide and has been implementing an Alternative Dispute Resolution ("ADR") process for class members who believe they were misled concerning the sale or performance of their life insurance contracts. As of December 31, 1998, based on an analysis of claims actually remedied, a sample of claims still to be remedied, and estimates of additional liabilities associated with the ADR program, management estimated the cost, before taxes, of remedying policyholder claims in the ADR process to be approximately $2.56 billion. While management believes these to be reasonable estimates based on available information, the ultimate amount of the total cost of remedied policyholder claims and other related costs is dependent on complex and varying factors, including the relief options still to be chosen by claimants, the dollar value of those options, and the number and type of claims that may successfully be appealed.


In addition, a number of actions have been filed against Prudential by policyholders who have excluded themselves from the Settlement; Prudential anticipates that additional suits may be filed by other policyholders.

Also, on July 9, 1996, a Multi-State Life Insurance Task Force comprised of insurance regulators from 29 states and the District of Columbia, released a report on Prudential's activities. As of February 24, 1997, Prudential had entered into consent orders or agreements with all 50 states and the District of Columbia to implement a remediation plan, whose terms closely parallel the Settlement approved in the MDL proceeding, and agreed to a series of payments allocated to all 50 states and the District of Columbia amounting to a total of approximately $65 million. These agreements are now being implemented through Prudential's implementation of the class Settlement.


Prudential's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. It is possible that the results of operations or the cash flow of the company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of the matters specifically discussed above. Management believes, however, that the ultimate resolution of all such matters, after consideration of applicable reserves, should not have a material adverse effect on Prudential's financial position.

THE YEAR 2000 ISSUE

The services provided to a Group Contractholder or Participant of Group Variable Universal Life depend on the smooth functioning of numerous computer systems. Many computer systems in use today are programmed to recognize only the last two digits of a date as the year. As a result, any systems using this kind of programming can not distinguish a date using "00" and may treat it as "1900" instead of "2000." This problem may impact computer systems that store business information, but it could also affect other equipment used in our business like telephones, fax machines and elevators. If this problem is not corrected, the "Year 2000" issue could affect the accuracy and integrity of business records. Prudential's regular business operations could be interrupted as well as those of other companies that deal with us.

In addition, the operations of the mutual funds associated with Group Variable Universal Life could experience problems resulting from the Year 2000 issue. Please refer to the respective mutual fund's prospectus for information regarding their approach to Year 2000 concerns. The following describes Prudential's effort to address Year 2000 concerns.

To address this potential problem Prudential organized its Year 2000 efforts around the following three areas:

o    BUSINESS SYSTEMS - Computer programs directly used to support our business;

o INFRASTRUCTURE - Computers and other business equipment like telephones and fax machines; and

o    BUSINESS PARTNERS - Year 2000 readiness of essential business partners.

BUSINESS SYSTEMS. The business systems component includes a wide range of computer programs that directly support Prudential's business operations including systems for: insurance product processing, securities trading, personnel record keeping and general accounting systems. All business systems were analyzed to determine whether each computer program with a Year 2000 problem should be retired, replaced, or renovated. The majority of this work has been completed. A few remaining programs are currently being tested and completion of this process is expected by June 1999.

INFRASTRUCTURE. As with business applications, we established a specific methodology and process for addressing infrastructure issues. The infrastructure effort includes mainframe computer system hardware and operating system software, mid-range systems and servers, telecommunications equipment and systems, buildings and facilities systems, personal computers, and vendor hardware and software. Other than desktop systems, substantially all other infrastructure systems have been tested. Presently a small number of midrange computers, and building and facility systems are still in the testing phase. We expect to have the infrastructure implementation process completed by June 1999.

BUSINESS PARTNERS. Prudential recognizes the importance of determining the Year 2000 readiness of external business relationships especially those that involve electronic data transfer products and services, and products that impact our essential business processes. Prudential first classified each business partner as "highly critical" or "less critical" to our business and then began to develop risk assessment and contingency plans to address the potential that a business partner could experience a Year 2000 failure. All highly critical business partner relationships have been assessed and contingency planning is completed. Risk assessment and contingency planning continues for less critical business partners, and the target completion date for these relationships is June 1999.

Prudential believes that the Business Application, Infrastructure and Business Partners components of the Year 2000 project are substantially on schedule. A small number of the projects may not meet their targeted completion date. However, Prudential expects that these projects will be completed by September 1999. If there are any delays, they should not have a significant impact on the timing of the project as a whole.


THE COST OF YEAR 2000 READINESS


Prudential is funding the Year 2000 program from internal operating budgets, and estimates that its costs to address the Year 2000 issue will total approximately $220 million. Because these expenses were part of the operating budget, they did not impact the management of Group Variable Universal Life. During the course of the Year 2000 program, some optional computer projects have been delayed, but these delays have not had any material effect on Group Variable Universal Life.


YEAR 2000 RISKS AND CONTINGENCY PLANNING


Prudential believes that it is well positioned to lessen the impact of the Year 2000 problem. However, given the nature of this issue, we can not be 100% certain that we are completely prepared, particularly because we can not be certain of Year 2000 readiness of third parties. As a result, we are unable to determine at this time whether the consequences of Year 2000 failures may have a material adverse effect on the results of Prudential's operations, liquidity or financial condition. In the worst case, it is possible that a Year 2000 technology failure, whether internal or external, could have a material impact on Prudential's results of operations, liquidity, or financial position. If Prudential is unable to address the Year 2000 problem, we may have difficulty in responding to your incoming phone calls, calculating your unit values or processing withdrawals and purchase payments. It is also possible that the mutual funds associated with Group Variable Universal Life will be unable to value their securities, in turn creating difficulties in purchasing or selling shares of the respective mutual funds and calculating corresponding unit asset values. The objective of Prudential's Year 2000 program has been to reduce these risks as much as possible.

Most of the operations of Group Variable Universal Life involve such a large number of individual transactions that they can only be handled with the help of computers. As a result, our current contingency plans include responses to the failure of specific business programs or infrastructure components. However, our contingency responses are now being reviewed and we expect to finalize them by June, 1999 to ensure that they are workable under the special conditions of a Year 2000 failure. Prudential believes that with the completion of its Year 2000 program as scheduled, the possibility of significant interruptions of normal operations will be reduced.

SUBSEQUENT EVENTS

On December 10, 1998, Prudential announced that it had entered into definitive agreements for Aetna to acquire, subject to regulatory approval and certain other conditions, Prudential's healthcare business for $1 billion. The transaction is expected to be completed in the second quarter of 1999. Included in this transaction are the Prudential HealthCare Health Maintenance Organization (HMO), Point of Service (POS), Preferred Provider Organization
(PPO), and indemnity health lines, as well as its dental business.

                         DEFINITIONS OF SPECIAL TERMS
                            USED IN THIS PROSPECTUS



ANNUAL BASE SALARY -- An Eligible Group Member's basic annual rate of pay including before-tax contributions for Flex Comp benefits and 401K contributions. An Eligible Group Member's Annual Base Salary does not include overtime, profit sharing awards, bonuses, long term disability benefits, or any other form of extra compensation.

ATTAINED AGE -- Your age as of the first day of the month following your birthday.

BASIC EMPLOYEE GROUP TERM LIFE INSURANCE -- Term life insurance automatically purchased by Morgan Guaranty Trust Company of NY for each eligible employee. The benefits available under the Group Variable Universal Life Insurance Contract described in this prospectus are in addition to any benefits available under Basic Employee Group Term Life Insurance coverage.

BUSINESS DAY -- A day on which the New York Stock Exchange is open for trading.

CASH SURRENDER VALUE -- The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt, outstanding charges, and any applicable transaction charge.

CERTIFICATE -- A document issued to you, as a Participant under the Group Contract, setting forth or summarizing your rights and benefits.

CERTIFICATE ANNIVERSARY -- The same date each year as the Certificate Date.

CERTIFICATE DATE -- The effective date of coverage under a Certificate.

CERTIFICATE DEBT -- The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

CERTIFICATE FUND -- The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

CERTIFICATE YEAR -- The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

CONTRACT ANNIVERSARY -- January 1 of each year.

CONTRACT DATE -- January 1, 1999, the date as of which the Group Contract was issued.

COVERED PERSON -- The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

DEATH BENEFIT -- The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).


ELIGIBLE GROUP MEMBERS -- All full-time or regular part-time employees of Morgan Guaranty Trust Company of NY, its subsidiaries, and its affiliated companies (on U.S. payroll) scheduled to work 20 or more hours weekly. Subsidiaries and affiliated companies include all companies that Morgan Guaranty Trust Company of NY has requested be included in the Group Contract, provided that Prudential has granted the request. An Eligible Group Member and his or her spouse may each separately apply for insurance coverage under the Group Contract for himself or herself.


FACE AMOUNT -- The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund, are each parts of your Death Benefit.


FIXED ACCOUNT -- An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

FUNDS -- The Prudential Series Fund, J.P. Morgan Series Trust II, and American Century Variable Portfolios, Inc. portfolios in which the Separate Account invests. Your investment options include the Funds and the Fixed Account.

GROUP CONTRACT -- The Group Variable Universal Life insurance contract that Prudential issued to Morgan Guaranty Trust Company of NY.

GROUP CONTRACTHOLDER -- Morgan Guaranty Trust Company of NY.

GUIDELINE ANNUAL PREMIUM -- A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential will advise you of the guideline annual premium under the Certificate.

ISSUE AGE -- The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

LOAN ACCOUNT -- An account within Prudential's general account to which we transfer from the Separate Account and/or the Fixed Account an amount equal to the amount of any loan.

LOAN VALUE -- The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.


MODIFIED ENDOWMENT CONTRACT -- A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a MEC. Regardless of classification as a MEC, cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the TAX TREATMENT OF CERTIFICATE BENEFITS section for a more complete description of the MEC rules.

MONTHLY DEDUCTION DATE -- For Participants who do not pay premiums by automatic payroll deduction, the first Business Day of the month. For these Participants, Prudential will deduct the full monthly Certificate Fund charges on this Monthly Deduction Date. Participants who are Eligible Group Members (or their spouses) and who generally pay premiums by automatic payroll deduction instead have their monthly Certificate Fund charges deducted on the two SEMI-Monthly Deduction Dates.


NET PREMIUM -- Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net Premiums are the amounts that we allocate to the Separate Account and/or the Fixed Account.

PAID-UP COVERAGE -- This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one initial premium payment to begin the coverage and never make any additional payments.

PARTICIPANT -- An Eligible Group Member or spouse who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant is generally the same as the Covered Person. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

PORTABLE -- You may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Portable. Cost of insurance rates and charges may increase under a Portable Certificate.

SEMI-MONTHLY DEDUCTION DATE -- For Participants who are Eligible Group Members (or their spouses) and who generally pay premiums by automatic payroll deduction, the two days each month that Prudential deducts monthly charges from the Participant's Certificate Fund. The Semi-Monthly Deduction Dates will coincide with the two days that Prudential credits automatic payroll deduction premium payments it receives from Morgan Guaranty Trust Company of NY, which Prudential anticipates will occur around the middle and end of each month. Participants will have half of the monthly charges deducted on the first Semi-Monthly Deduction Date and the remaining half deducted on the second Semi-Monthly Deduction Date. Participants who do not generally pay premiums by automatic payroll deduction have a single Monthly Deduction Date when Prudential will deduct the full monthly Certificate Fund charges.

SEPARATE ACCOUNT -- Prudential Variable Contract Account GI-2, a separate investment account registered as a unit investment trust under the federal securities laws and established by Prudential to receive some or all of the Net Premiums and to invest them in the Funds.

SERIES FUND -- The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

SUBACCOUNT -- A division of the Separate Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

WE -- The Prudential Insurance Company of America.

YOU -- A Participant.

                      DIRECTORS AND OFFICERS OF PRUDENTIAL

                             DIRECTORS OF PRUDENTIAL

FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2000). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1986 Senior Vice President, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Bausch & Lomb, Inc. and Erie Plastics Corporation. Age 64. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERICK K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 63. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President, The Swarthmore Group, Inc. since 1999. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age 46. Address: 1646 West Chester Pike, Suite 3, West Chester, PA 19382.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Operating Officer, Bell Atlantic Corporation, since 1998. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 56. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. National and International Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Merck & Co., Inc., Minimed Incorporated, and Beverley Enterprises. Age 67. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

ROGER A. ENRICO--Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Mr. Enrico originally joined PepsiCo, Inc. in 1971. Mr. Enrico is also a director of A.H. Belo Corporation and Dayton Hudson Corporation. Age 54. Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, MeidiaOne Group, Inc., AP Automotive

Systems, Inc., The Dow Chemical Company, and DTE Energy Company. Age 64.
Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

WILLIAM H. GRAY, III--Director since 1991 (current term expires April, 2000). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Union-Pacific Corporation, Warner-Lambert Company, CBS Corporation, and Electronic Data Systems. Age 57. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Business Ethics. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James E. Hanson Management Company, Neumann Distributors, Inc., Fleet Trust and Investment Services Company, N.A., United Water Resources, Orange & Rockland Utilities, Inc., and Consolidated Delivery and Logistics. Age 62. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER, JR.--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1991. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation and Owens Corning. Age 64. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company and Pfizer, Inc. Age 56. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 67. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya, Baker Fentress & Company, The Jeffrey Company. The Southern New England Telecommunications Company, and Vanguard Group, Inc. Age 66. Address: Princeton University, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board, President and Chief Executive Officer of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 56. Address: 751 Broad Street, Newark, NJ 07102.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Audit Committee. Principal, Investment Strategies International since 1994. Age 64. Address: 751 Broad Street, 23rd Floor, Newark, NJ 07102.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividend; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 68. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Mr. Staheli is also director of Bankers Trust Company, Conti-Financial Corporation and Continental Grain Company. Age 67. Address: 39 Locust Street, Suite 204, New Canaan, CT 06840.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2000). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, Canadian Occidental Petroleum, Ltd., The Toronto- Dominion Bank, and Ontario Hydro. Age 64. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2000). Member, Committees on Nominations & Corporate Governance; Member, Investment Committee. Retired since 1997. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Ameritech Corporation and Moss Micro. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 69. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 64.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2000). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on

Nominations & Corporate Governance. Consultant since 1997. Chairman, Wolfensohn & Co., Inc. 1988 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1996. Chief Executive Officer, James D. Wolfensohn, Inc. from 1995 to 1996. Mr. Volcker is also a director of Nestle, S.A. and Bankers Trust New York Corporation, as well as a Director of the Board of Overseers of TIAA-CREF. Age 71, Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS--Director since 1994 (current term expires April, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Director, The Williams Companies since 1979. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of The Orvis Company, MTC Investors, LLC., and AEA Investors, Inc. Age 64. Address: One Williams Center, Tulsa, OK 74102.


                       PRINCIPAL OFFICERS OF PRUDENTIAL

ARTHUR F. RYAN--Chairman of the Board, President and Chief Executive Officer since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 56.

E. MICHAEL CAULFIELD--Executive Vice President, Financial Management since 1998; Chief Executive Officer, Prudential Investments from 1995 to 1998; Chief Executive Officer, Money Management Group in 1995; prior to 1995, President, Prudential Preferred Financial Services. Age 52.

MICHELE S. DARLING--Executive Vice President, Human Resources since 1997; prior to 1997, Executive Vice President, Canadian Imperial Bank of Commerce. Age 45.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 53.

MARK B. GRIER--Executive Vice President, Corporate Governance since 1998; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 46.

JEAN D. HAMILTON--Executive Vice President, Institutional since 1998; President, Diversified Group since 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 52.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 52.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd. Age 56.

JOHN V. SCICUTELLA--Executive Vice President, Individual Financial Services since 1998; Chief Executive Officer, Individual Insurance Group from 1997 to 1998; Executive Vice President Operations and Systems from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 49.

JOHN R. STRANGFELD--Executive Vice President, Global Asset Management since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 45.

JAMES J. AVERY, JR.--Senior Vice President & Chief Actuary, Individual Insurance Group since 1997; President Prudential Select from 1996 to 1997; prior to 1995, Executive Vice President and Chief Operating Officer, Prudential Select. Age 47.

MARTIN A. BERKOWITZ--Senior Vice President, Financial Management since 1998; Senior Vice President and Comptroller from 1995 to 1998; prior to 1995, Senior Vice President and CFO, Prudential Investment Corporation. Age 50.

WILLIAM M. BETHKE--Senior Vice President and Chief Investment Officer since 1997; prior to 1997, President, Capital Management Group. Age 51.

ANNE E. BOSSI--Senior Vice President, Institutional since 1998; President, Group Life & Disability 1997 to 1998; President, Group Life Insurance 1995 to 1997; prior to 1995, President, Northeastern Group Operations. Age 47.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997; Controller, Salomon Brothers from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 51.

THOMAS J. CARROLL-- Senior Vice President and Chief Auditor since 1999; Managing Director, Bankers Trust Company from 1996 to 1998; prior to 1996, Global Chief Auditor and Managing Director, Credit Suisse First Boston. Age 57.

THOMAS W. CRAWFORD--Senior Vice President, Individual Financial Services since 1998; President and Chief Executive Officer, Prudential Property & Casualty Company from 1996 to 1998; Vice President, Prudential Property & Casualty Company in 1996; prior to 1996, President & CEO, Southern Heritage Insurance Company. Age 55.

WILLIAM D. FRIEL--Senior Vice President and Chief Information Officer since 1996; prior to 1996, Chief Executive Officer, Prudential Service Company. Age 60.

MICHAEL J. HINES--Senior Vice President, Marketing and Communications since 1999; 1996 to 1998 Vice President, Marketing and Communications. Age 47.

RONALD P. JOELSON--Senior Vice President, Financial Management since 1999; Senior Vice President, Guaranteed Products from 1996 to 1999; Vice President, Guaranteed Investments during 1996; prior to 1996, Managing Director, Retirement Services. Age 40.

IRA J. KLEINMAN--Senior Vice President, International Insurance since 1997; prior to 1997, Chief Marketing & Product Development Officer. Age 51.

KATHLEEN KRALL--Senior Vice President, Individual Financial Services since 1999; Vice President, Individual Financial Services from 1996 to 1999; Vice President, Operations and Systems from 1995 to 1996; prior to 1995, Vice President, Chase Manhattan Bank. Age 41.

JOYCE R. LEIBOWITZ--Senior Vice President, Management Internal Controls since 1999; Vice President, Management Internal Controls from 1995 to 1999; prior to 1995, Integrated Control Officer. Age 51.

JOHN M. LIFTIN--Senior Vice President and General Counsel since 1998; Self-employed from 1997 to 1998; prior to 1997, Senior Vice President and General Counsel, Kidder & Peabody Group, Inc. Age 55.

NEIL A. MCGUINNESS--Senior Vice President, Individual Financial Services since 1996; Director, Putnam Investments, in 1996; prior to 1996, President, Fidelity Investment Employer Services Company. Age 52.

PRISCILLA A. MYERS--Senior Vice President, Demutualization since 1998; Senior Vice President and Auditor from 1995 to 1998; prior to 1995, Vice President and Auditor. Age 48.

I. EDWARD PRICE--Senior Vice President, Individual Financial Services since 1996; Senior Vice President and Actuary from 1995 to 1996; prior to 1995, Chief Executive Officer, Prudential International Insurance. Age 56.

ROBERT J. SULLIVAN--Senior Vice President, Individual Financial Services since 1997; prior to 1997, Managing Director, Fidelity Investments. Age 60.

SUSAN J. BLOUNT--Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 41.

C. EDWARD CHAPLIN--Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 41.

ANTHONY S. PISZEL--Vice President and Controller since 1998; Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual I nsurance Group. Age 44.




Prudential officers are elected annually.

                             FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 1998

                                                                                               SUBACCOUNTS
                                                                  ------------------------------------------------------------------
                                                                    PRUDENTIAL       PRUDENTIAL       PRUDENTIAL        PRUDENTIAL
                                                                   MONEY MARKET   FLEXIBLE MANAGED   STOCK INDEX          EQUITY
                                                                    PORTFOLIO         PORTFOLIO       PORTFOLIO         PORTFOLIO
                                                                  -------------     ------------     ------------       ----------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] .....................      $   231,517       $   417,696       $ 1,404,003       $   811,509
  Accrued expenses payable to The Prudential

    Insurance Company of America [Note 2] ..................             (277)             (509)           (1,607)             (970)
                                                                  -----------       -----------       -----------       -----------
  Net Assets ...............................................      $   231,240       $   417,187       $ 1,402,396       $   810,539
                                                                  ===========       ===========       ===========       ===========

NET ASSETS, representing:

  Equity of Participants ...................................      $   231,240       $   417,187       $ 1,402,396       $   810,539
                                                                  -----------       -----------       -----------       -----------
                                                                  $   231,240       $   417,187       $ 1,402,396       $   810,539
                                                                  ===========       ===========       ===========       ===========


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A1





                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------
 NEUBERGER &                                                                  FRANKLIN
  BERMAN          KEMPER                                                     TEMPLETON
AMT LIMITED       SERIES           MFS         DREYFUS   FRANKLIN TEMPLETON  DEVELOPING
MATURITY BOND   HIGH YIELD      RESEARCH      SMALL CAP     INTERNATIONAL      MARKETS
 PORTFOLIO      PORTFOLIO        SERIES       PORTFOLIO         FUND            FUND
-----------    -----------    -----------    -----------    -----------     -----------

$   159,827    $   356,155    $   891,261    $ 1,305,969    $   387,597     $   166,733

       (193)          (461)        (1,026)        (1,561)          (499)           (197)
-----------    -----------    -----------    -----------    -----------     -----------
$   159,634    $   355,694    $   890,235    $ 1,304,408    $   387,098     $   166,536
===========    ===========    ===========    ===========    ===========     ===========


$   159,634    $   355,694    $   890,235    $ 1,304,408    $   387,098     $   166,536
-----------    -----------    -----------    -----------    -----------     -----------
$   159,634    $   355,694    $   890,235    $ 1,304,408    $   387,098     $   166,536
===========    ===========    ===========    ===========    ===========     ===========






            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A2

                             FINANCIAL STATEMENTS OF

                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the period July 1, 1998* to December 31, 1998


                                                                                              SUBACCOUNTS
                                                                   -----------------------------------------------------------------
                                                                    PRUDENTIAL      PRUDENTIAL         PRUDENTIAL        PRUDENTIAL
                                                                   MONEY MARKET  FLEXIBLE MANAGED     STOCK INDEX          EQUITY
                                                                    PORTFOLIO       PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                                   ------------  ----------------     -----------          ------

INVESTMENT INCOME:
  Dividend income ...........................................        $   3,241        $   5,648         $   6,340         $   5,495
                                                                     ---------        ---------         ---------         ---------

EXPENSES

  Charges to Participants for assuming

    mortality risk and expense risk [Note 5A] ...............              277              509             1,607               970
                                                                     ---------        ---------         ---------         ---------

NET INVESTMENT INCOME (LOSS) ................................            2,964            5,139             4,733             4,525
                                                                     ---------        ---------         ---------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS

  Capital gains distributions received ......................                0           33,105            17,051            78,110
  Realized gain (loss) on shares redeemed ...................                0           (1,147)           (1,408)           (2,032)
  Net change in unrealized gain (loss)

    on investments ..........................................                0          (12,978)          151,883           (41,420)
                                                                     ---------        ---------         ---------         ---------

NET GAIN ON INVESTMENTS .....................................                0           18,980           167,526            34,658
                                                                     ---------        ---------         ---------         ---------

NET INCREASE IN NET ASSETS

  RESULTING FROM OPERATIONS .................................        $   2,964        $  24,119         $ 172,259         $  39,183
                                                                     =========        =========         =========         =========

*Commenced Operations


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A3


                              SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------
NEUBERGER &
 BERMAN         KEMPER                                         FRANKLIN TEMPLETON
AMT LIMITED    SERIES        MFS        DREYFUS  FRANKLIN TEMPLETON  DEVELOPING
MATURITY BOND HIGH YIELD   RESEARCH    SMALL CAP   INTERNATIONAL      MARKETS
 PORTFOLIO     PORTFOLIO    SERIES     PORTFOLIO      FUND             FUND
---------     ---------   ---------    ---------    ---------       ---------

$       0    $       0    $       0    $       3    $       0       $       0
---------    ---------    ---------    ---------    ---------       ---------



      193          461        1,026        1,561          499             197
---------    ---------    ---------    ---------    ---------       ---------

     (193)        (461)      (1,026)      (1,558)        (499)           (197)
---------    ---------    ---------    ---------    ---------       ---------



        0            0            0       15,555            0               0
        7       (1,269)      (1,568)      (4,972)      (1,543)           (596)

    1,200        2,494      115,832      123,615       14,401          22,483
---------    ---------    ---------    ---------    ---------       ---------

    1,207        1,225      114,264      134,198       12,858          21,887
---------    ---------    ---------    ---------    ---------       ---------


$   1,014    $     764    $ 113,238    $ 132,640    $  12,359       $  21,690
=========    =========    =========    =========    =========       =========


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A4

                             FINANCIAL STATEMENTS OF

                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the period July 1, 1998* to December 31, 1998




                                                                                                      SUBACCOUNTS
                                                                    ---------------------------------------------------------------
                                                                      PRUDENTIAL      PRUDENTIAL       PRUDENTIAL      PRUDENTIAL
                                                                     MONEY MARKET   FLEXIBLE MANAGED  STOCK INDEX        EQUITY
                                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                     -----------      -----------      -----------      -----------
                                                                        1998             1998            1998              1998
                                                                     -----------      -----------      -----------      -----------

OPERATIONS
  Net investment income (loss) .................................     $     2,964      $     5,139      $     4,733      $     4,525
  Capital gains distributions received .........................               0           33,105           17,051           78,110
  Realized gain (loss) on shares redeemed ......................               0           (1,147)          (1,408)          (2,032)
  Net change in unrealized gain (loss) on investments ..........               0          (12,978)         151,883          (41,420)
                                                                     -----------      -----------      -----------      -----------

NET INCREASE IN NET ASSETS

  RESULTING FROM OPERATIONS ....................................           2,964           24,119          172,259           39,183
                                                                     -----------      -----------      -----------      -----------

PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS

   Participant Net Payments ....................................          22,979           63,947          191,087          125,032
   Policy Loans ................................................             (71)          (3,208)          (2,866)            (149)
   Policy Loan Repayments and Interest .........................               0            2,147            2,205            2,005
   Surrenders, Withdrawals and Death Benefits ..................               0           (1,089)          (1,648)          (1,301)
   Net Transfers From (To) Other Subaccounts or

       Fixed Rate Options ......................................         205,368          331,276        1,041,359          645,774
   Administrative and Other Charges ............................               0               (5)               0               (5)
                                                                     -----------      -----------      -----------      -----------

TOTAL PREMIUM PAYMENTS

  AND OTHER OPERATING TRANSFERS ................................         228,276          393,068        1,230,137          771,356
                                                                     -----------      -----------      -----------      -----------

TOTAL INCREASE IN NET ASSETS ...................................         231,240          417,187        1,402,396          810,539

NET ASSETS

  Beginning of period ..........................................               0                0                0                0
                                                                     -----------      -----------      -----------      -----------
  End of period ................................................     $   231,240      $   417,187      $ 1,402,396      $   810,539
                                                                     ===========      ===========      ===========      ===========


*Commenced Operations


            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A5


                                    SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------
 NEUBERGER &
  BERMAN           KEMPER                                                 FRANKLIN TEMPLETON
 AMT LIMITED      SERIES            MFS         DREYFUS    FRANKLIN TEMPLETON  DEVELOPING
MATURITY BOND    HIGH YIELD       RESEARCH      SMALL CAP    INTERNATIONAL      MARKETS
  PORTFOLIO       PORTFOLIO        SERIES       PORTFOLIO        FUND            FUND
-----------    -----------    -----------    -----------    -----------    -----------
     1998         1998            1998           1998          1998             1998
-----------    -----------    -----------    -----------    -----------    -----------


$      (193)   $      (461)   $    (1,026)   $    (1,558)   $      (499)   $      (197)
          0              0              0         15,555              0              0
          7         (1,269)        (1,568)        (4,972)        (1,543)          (596)
      1,200          2,494        115,832        123,615         14,401         22,483
-----------    -----------    -----------    -----------    -----------    -----------


      1,014            764        113,238        132,640         12,359         21,690
-----------    -----------    -----------    -----------    -----------    -----------




     32,082         53,378        133,668        214,097         75,071         26,331
     (4,183)          (147)          (161)          (243)          (328)           (37)
        210              0          2,032              0              0              0
          0           (283)        (1,701)          (807)          (237)             0

    130,511        301,982        643,159        958,721        300,233        118,552
          0              0              0              0              0              0
-----------    -----------    -----------    -----------    -----------    -----------


    158,620        354,930        776,997      1,171,768        374,739        144,846
-----------    -----------    -----------    -----------    -----------    -----------

    159,634        355,694        890,235      1,304,408        387,098        166,536


          0              0              0              0              0              0
-----------    -----------    -----------    -----------    -----------    -----------
$   159,634    $   355,694    $   890,235    $ 1,304,408    $   387,098    $   166,536
===========    ===========    ===========    ===========    ===========    ===========



            SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A7 THROUGH A11
                                       A6

                        NOTES TO FINANCIAL STATEMENTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
                                December 31, 1998

NOTE 1:      GENERAL

             The Prudential Variable Contract Account GI-2 (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on June 14, 1988 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from purchases of Group Variable Universal Life contracts are invested in the Account.

             The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are one hundred thirty-six subaccounts within the Account. Group Variable Universal Life contracts offer the option to invest in up to twenty of the subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or any of the non-Prudential administered funds shown in Note 3. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

             The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person entitled to make contributions under the contract is a "Participant."

             Group Variable Universal Life insurance contracts became available to Participants on July 1, 1998.

NOTE 2:      SIGNIFICANT ACCOUNTING POLICIES

             The accompanying financial statements are prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of the financial statements in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

             Investments - The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio.

             Security Transactions - Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

             Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.

             Accrued Expenses Payable to The Prudential Insurance Company of America--The payable represents amounts due to Prudential for mortality risk and expense risk charges.

NOTE 3: INVESTMENT INFORMATION FOR THE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

             The net asset value per share for each (rounded) for each portfolio of the Series Fund or the non-Prudential administered funds, the number of shares of each portfolio held by the subaccounts of the Account and the aggregate cost of investments in such shares at December 31, 1998 were as follows:

                                                                        SUBACCOUNTS
                                                    -------------------------------------------------
                                                    PRUDENTIAL   PRUDENTIAL   PRUDENTIAL
                                                       MONEY      FLEXIBLE      STOCK      PRUDENTIAL
                                                      MARKET       MANAGED      INDEX        EQUITY
                                                     PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                    -------------------------------------------------

             Number of shares: ..................       23,152       25,222       37,202       27,382
             Net asset value per share (rounded):   $    10.00   $    16.56   $    37.74   $    29.64
             Cost: ..............................   $  231,517   $  430,674   $1,252,120   $  852,929




                                       A7

NOTE 3: INVESTMENT INFORMATION FOR THE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2 (CONTINUED)



                                                                        SUBACCOUNTS (CONTINUED)
                                                    ---------------------------------------------------
                                                     NEUBERGER &
                                                       BERMAN       KEMPER                  DREYFUS
                                                    AMT LIMITED     SERIES       MFS         SMALL
                                                    MATURITY BOND  HIGH YIELD  RESEARCH       CAP
                                                     PORTFOLIO     PORTFOLIO    SERIES     PORTFOLIO
                                                    -----------  -----------  ----------   -----------
             Number of shares:                          11,565      290,175       46,785       24,225
             Net asset value per share (rounded):   $    13.82   $     1.23   $    19.05   $    53.91
             Cost:                                  $  158,627   $  353,661   $  775,429   $1,182,354



                                                     SUBACCOUNTS (CONTINUED)
                                                   --------------------------
                                                                   FRANKLIN
                                                    FRANKLIN      TEMPLETON
                                                   TEMPLETON      DEVELOPING
                                                  INTERNATIONAL     MARKETS
                                                     FUND            FUND
                                                    --------      ---------

             Number of shares:                        18,806         32,565
             Net asset value per share (rounded):   $  20.61       $   5.12
             Cost:                                  $373,196       $144,250




NOTE 4:      PARTICIPANT UNIT INFORMATION

             Outstanding Participant units, unit values and total value of Participant equity at December 31, 1998 were as follows:

                                                                 SUBACCOUNTS
                                              -------------------------------------------------
                                              PRUDENTIAL   PRUDENTIAL   PRUDENTIAL
                                                MONEY       FLEXIBLE      STOCK      PRUDENTIAL
                                                MARKET      MANAGED       INDEX       EQUITY
                                               PORTFOLIO   PORTFOLIO     PORTFOLIO   PORTFOLIO
                                              ----------   ----------   ----------   ----------

             Participant Units Outstanding:       22,672       40,582      127,123       80,739
             Unit Value:                      $ 10.19956   $ 10.28010   $ 11.03184   $ 10.03902
                                              ----------   ----------   ----------   ----------
             TOTAL PARTICIPANT EQUITY:        $  231,240   $  417,187   $1,402,396   $  810,539
                                              ==========   ==========   ==========   ==========






                                                              SUBACCOUNTS (CONTINUED)
                                           ------------------------------------------------------
                                             NEUBERGER &
                                                BERMAN       KEMPER                   DREYFUS
                                               AMT LIMITED   SERIES        MFS         SMALL
                                           MATURITY BOND   HIGH YIELD    RESEARCH       CAP
                                              PORTFOLIO     PORTFOLIO     SERIES     PORTFOLIO
                                              ----------   ----------   ----------   ----------
             Participant Units Outstanding:       15,785       37,005       83,841      129,380
             Unit Value:                      $ 10.11316   $  9.61199   $ 10.61812   $ 10.08199
                                              ----------   ----------   ----------   ----------
             TOTAL PARTICIPANT EQUITY:        $  159,634   $  355,694   $  890,235   $1,304,408
                                              ==========   ==========   ==========   ==========



                                       A8

                                            ---------------------------
                                                            FRANKLIN
                                              FRANKLIN      TEMPLETON
                                              TEMPLETON     DEVELOPING
                                            INTERNATIONAL    MARKETS
                                                FUND          FUND
                                              --------       --------

             Participant Units Outstanding:     40,981          16,259
             Unit Value: ..................   $9.44570       $10.24261
                                              --------       ---------
             TOTAL PARTICIPANT EQUITY: ....   $387,098       $ 166,536
                                              ========       =========

NOTE 5:      CHARGES AND EXPENSES

             A.  Mortality Risk and Expense Risk Charges

                 The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets representing equity of Participants in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that Participants may not live as long as estimated and expense risk is that the cost of issuing and administering the insurance may exceed related charges by Prudential.

             B.  Transaction Related Charges

                 There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

                  o Surrenders and partial withdrawals-- Not to exceed the lesser of $20 or 2% of the amount received.

                  o     Loans-- Not to exceed $20 for each loan made.

                  o Transfers-- Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

                  o Additional statement requests related to a Participant's insurance-- Not to exceed $20 per statement.

             C.  Cost of Insurance Charges

                 Participant's contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs and (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the face amount of insurance applicable to the Participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable.

NOTE 6:      TAXES

             Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.


                                       A9

NOTE 7:      UNIT ACTIVITY

             Transactions in units (including transfers among subaccounts) for the period July 1, 1998* through December 31, 1998 were as follows:


                                                                                      SUBACCOUNTS
                                               -------------------------------------------------------------------------------------
                                                  PRUDENTIAL             PRUDENTIAL             PRUDENTIAL
                                                    MONEY                 FLEXIBLE                 STOCK               PRUDENTIAL
                                                    MARKET                MANAGED                  INDEX                 EQUITY
                                                  PORTFOLIO              PORTFOLIO               PORTFOLIO              PORTFOLIO
                                               -------------------  ---------------------  ---------------------- ------------------

             Participant Contributions:             23,681                 45,583                 137,804                 87,843
             Participant Redemptions:               (1,009)                (5,001)                (10,681)                (7,104)


                                                                                SUBACCOUNTS (CONTINUED)
                                               -------------------------------------------------------------------------------------
                                                 NEUBERGER &
                                                    BERMAN                 KEMPER                                        DREYFUS
                                                 AMT LIMITED               SERIES                   MFS                   SMALL
                                                MATURITY BOND            HIGH YIELD              RESEARCH                  CAP
                                                  PORTFOLIO              PORTFOLIO                SERIES                PORTFOLIO
                                               -------------------  ---------------------  ---------------------- ------------------

             Participant Contributions:             17,321                 40,569                  90,308                143,602
             Participant Redemptions:               (1,536)                (3,564)                 (6,467)               (14,222)


                                                        SUBACCOUNTS (CONTINUED)
                                               -----------------------------------------
                                                                           FRANKLIN
                                                     FRANKLIN              TEMPLETON
                                                    TEMPLETON             DEVELOPING
                                                  INTERNATIONAL             MARKETS
                                                       FUND                  FUND
                                               --------------------  -------------------

            Participant Contributions:              45,363                 17,730
            Participant Redemptions:                (4,382)                (1,471)

            *  Commenced Operations


                                      A10

NOTE 8:      PURCHASES AND SALES OF INVESTMENTS

             The aggregate costs of purchases and proceeds from sales of investments in the Series Fund or the non-Prudential administered funds for the period July 1, 1998* through December 31, 1998 were as follows:


                                                                                         PORTFOLIOS
                                                   --------------------------------------------------------------------------
                                                      PRUDENTIAL           PRUDENTIAL         PRUDENTIAL
                                                        MONEY               FLEXIBLE             STOCK           PRUDENTIAL
                                                        MARKET              MANAGED              INDEX             EQUITY
                                                      PORTFOLIO            PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                   -------------         -------------        -----------         -----------

             Purchases:                             $  238,485           $  441,301           $1,333,505          $  837,735
             Sales:                                 $  (10,210)          $  (48,234)          $ (103,368)         $  (66,378)




                                                                                     PORTFOLIOS (CONTINUED)
                                                   ---------------------------------------------------------------------------
                                                      NEUBERGER &
                                                         BERMAN            KEMPER                                   DREYFUS
                                                      AMT LIMITED          SERIES                MFS                SMALL
                                                     MATURITY BOND       HIGH YIELD           RESEARCH               CAP
                                                       PORTFOLIO         PORTFOLIO              SERIES            PORTFOLIO
                                                   --------------       -------------        -------------       -------------

             Purchases:                             $  174,083           $  387,952           $  836,499          $1,296,655
             Sales:                                 $  (15,463)          $  (33,022)          $  (59,503)         $ (124,887)



                                                            PORTFOLIOS (CONTINUED)
                                                   -----------------------------------------
                                                                             FRANKLIN
                                                     FRANKLIN                TEMPLETON
                                                     TEMPLETON              DEVELOPING
                                                   INTERNATIONAL              MARKETS
                                                       FUND                    FUND
                                                   --------------        ---------------

             Purchases:                           $ 413,671                 $ 157,961
             Sales:                               $ (38,932)                $ (13,115)

             * Commenced operations


                                      A11

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Participants of the
Prudential Variable Contract Account GI-2 and the Board of Directors of The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Prudential Money Market Portfolio, Prudential Flexible Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Neuberger & Berman AMT Limited Maturity Bond Portfolio, Kemper Series High Yield Portfolio, MFS Research Series, Dreyfus Small Cap Portfolio, Franklin Templeton International Fund and Franklin Templeton Developing Markets Fund) of the Prudential Variable Contact Account GI-2 at December 31, 1998, and the results of each of their operations and the changes in each of their net assets for the period July 1, 1998 through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of fund shares owned at December 31, 1998, provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
New York, New York
March 26, 1999


                                      A12

      THE PRUDENTIAL INSURANCE
      COMPANY OF AMERICA


      CONSOLIDATED FINANCIAL STATEMENTS AND
      REPORT OF INDEPENDENT ACCOUNTANTS
      DECEMBER 31, 1998 AND 1997

                           REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Policyholders of The Prudential Insurance Company of America

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.






/s/ PricewaterhouseCoopers LLP
New York, New York
February 26, 1999

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
DECEMBER 31, 1998 AND 1997 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                                                          1998             1997
                                                                                                          ----             ----
ASSETS
  Fixed maturities:
     Available for sale, at  fair value (amortized cost, 1998: $76,997; 1997: $71,496)                $  80,158         $  75,270
     Held to maturity, at amortized cost (fair value, 1998: $17,906; 1997: $19,894)                      16,848            18,700
  Trading account assets, at fair value                                                                   8,888             6,347
  Equity securities, available for sale, at fair value (cost, 1998: $2,583; 1997: $2,376)                 2,759             2,810
  Mortgage loans on real estate                                                                          16,495            16,004
  Investment real estate                                                                                    801             1,519
  Policy loans                                                                                            7,476             7,034
  Securities purchased under agreements to resell                                                        10,252             8,661
  Cash collateral for borrowed securities                                                                 5,622             5,047
  Other long-term investments                                                                             2,658             2,489
  Short-term investments                                                                                  9,781            12,106
                                                                                                      ---------         ---------
     Total investments                                                                                  161,738           155,987

  Cash                                                                                                    1,943             1,859
  Accrued investment income                                                                               1,795             1,909
  Broker-dealer related receivables                                                                      10,142             8,442
  Deferred policy acquisition costs                                                                       6,462             6,083
  Other assets                                                                                           15,721            11,452
  Separate Account assets                                                                                81,621            73,839
                                                                                                      ---------         ---------
TOTAL ASSETS                                                                                          $ 279,422         $ 259,571
                                                                                                      =========         =========
LIABILITIES AND EQUITY

LIABILITIES
  Future policy benefits                                                                               $ 69,129          $ 67,367
  Policyholders' account balances                                                                        30,974            33,246
  Unpaid claims and claim adjustment expenses                                                             3,860             4,864
  Policyholders' dividends                                                                                1,444             1,269
  Securities sold under agreements to repurchase                                                         21,486            12,347
  Cash collateral for loaned securities                                                                   7,132            14,117
  Income taxes payable                                                                                      785               500
  Broker-dealer related payables                                                                          6,530             3,338
  Securities sold but not yet purchased                                                                   5,771             3,648
  Other liabilities                                                                                      16,169            14,659
  Short-term debt                                                                                        10,082             6,774
  Long-term debt                                                                                          4,734             4,273
  Separate Account liabilities                                                                           80,931            73,451
                                                                                                      ---------         ---------
           Total liabilities                                                                            259,027           239,853
                                                                                                      ---------         ---------
COMMITMENTS AND CONTINGENCIES (SEE NOTE 16)
EQUITY
  Accumulated other comprehensive income                                                                  1,232             1,661
  Retained earnings                                                                                      19,163            18,057
                                                                                                      ---------         ---------
            Total equity                                                                                 20,395            19,718
                                                                                                      ---------         ---------
TOTAL LIABILITIES AND EQUITY                                                                          $ 279,422         $ 259,571
                                                                                                      =========         =========


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                              1998        1997        1996
                                                              ----        ----        ----
REVENUES
  Premiums                                                  $  9,024    $  9,005    $  9,999
  Policy charges and fee income                                1,462       1,434       1,490
  Net investment income                                        9,520       9,456       9,461
  Realized investment gains, net                               2,630       2,168       1,128
  Commissions and other income                                 4,451       4,481       4,512
                                                            --------    --------    --------
           Total revenues                                     27,087      26,544      26,590
                                                            --------    --------    --------
BENEFITS AND EXPENSES
  Policyholders' benefits                                      9,976      10,076      11,094
  Interest credited to policyholders' account balances         1,806       2,044       2,251
  Dividends to policyholders                                   2,478       2,422       2,339
  General and administrative expenses                          9,720       8,992       8,956
  Sales practices remedies                                       510       1,640         410
                                                            --------    --------    --------
           Total benefits and expenses                        24,490      25,174      25,050
                                                            --------    --------    --------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES          2,597       1,370       1,540
                                                            --------    --------    --------
  Income taxes
    Current                                                    1,185         101         556
    Deferred                                                    (215)        306        (376)
                                                            --------    --------    --------
                                                                 970         407         180
                                                            --------    --------    --------
INCOME FROM CONTINUING OPERATIONS                              1,627         963       1,360
                                                            --------    --------    --------
DISCONTINUED OPERATIONS
  Loss from Healthcare operations, net of taxes                 (298)       (353)       (282)
  Loss on disposal of Healthcare operations, net of taxes       (223)       --          --
                                                            --------    --------    --------
    Net loss from discontinued operations                       (521)       (353)       (282)
                                                            --------    --------    --------
NET INCOME                                                  $  1,106    $    610    $  1,078
                                                            ========    ========    ========



                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                             ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                     ------------------------------------------------------
                                                       FOREIGN        NET                      TOTAL
                                                      CURRENCY     UNREALIZED   PENSION   ACCUMULATED OTHER
                                                     TRANSLATION   INVESTMENT  LIABILITY    COMPREHENSIVE      RETAINED      TOTAL
                                                     ADJUSTMENTS     GAINS     ADJUSTMENT      INCOME          EARNINGS     EQUITY
                                                     -------------------------------------------------------------------------------
BALANCE, JANUARY 1, 1996                                $ (24)      $ 2,397       $  --       $ 2,373        $ 16,369     $ 18,742
Comprehensive income (loss):
  Net income                                                                                                    1,078        1,078
  Other comprehensive income (loss), net of tax:
     Change in foreign currency translation
       adjustments                                        (32)                                    (32)                         (32)
     Change in net unrealized investment gains                       (1,261)                   (1,261)                      (1,261)
     Additional pension liability adjustment                                         (4)           (4)                          (4)
                                                                                                                          --------
  Other comprehensive income (loss)                                                                                         (1,297)
                                                                                                                          --------
Total comprehensive income (loss)                                                                                             (219)
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1996                                (56)        1,136          (4)        1,076          17,447       18,523
Comprehensive income:
  Net income                                                                                                      610          610
  Other comprehensive income (loss), net of tax:
     Change in foreign currency translation
       adjustments                                        (29)                                    (29)                         (29)
     Change in net unrealized investment gains                          616                       616                          616
     Additional pension liability adjustment                                         (2)           (2)                          (2)
                                                                                                                          --------
  Other comprehensive income                                                                                                   585
                                                                                                                          --------
Total comprehensive income                                                                                                   1,195
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1997                                (85)        1,752          (6)        1,661          18,057       19,718
Comprehensive income:
  Net income                                                                                                    1,106        1,106
  Other comprehensive income, net of tax:
     Change in foreign currency translation
       adjustments                                         54                                      54                           54
     Change in net unrealized investment gains                         (480)                     (480)                        (480)
     Additional pension liability adjustment                                         (3)           (3)                          (3)
                                                                                                                          --------
  Other comprehensive income                                                                                                  (429)
                                                                                                                          --------
Total comprehensive income                                                                                                     677
                                                     -----------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                              $ (31)      $ 1,272        $ (9)      $ 1,232        $ 19,163     $ 20,395
                                                     =============================================================================


                   SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------

                                                                       1998         1997        1996
                                                                       ----         ----        ----
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                        $   1,106    $     610    $   1,078
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                 (2,660)      (2,209)      (1,138)
        Policy charges and fee income                                    (135)        (258)        (208)
        Interest credited to policyholders' account balances            1,806        2,044        2,251
        Depreciation and amortization                                     305          258          266
        Loss (gain) on disposal of businesses                             223         --           (116)
        Change in:
           Deferred policy acquisition costs                             (165)        (142)        (122)
           Future policy benefits and other insurance liabilities         584        2,762        2,471
           Securities purchased under agreements to resell             (1,591)      (3,314)        (217)
           Trading account assets                                      (2,540)      (1,825)        (433)
           Income taxes receivable/payable                                594       (1,391)        (937)
           Cash collateral for borrowed securities                       (575)      (2,631)        (332)
           Cash collateral for securities loaned (net)                 (6,985)       5,668        2,891
           Broker-dealer related receivables/payables                   1,495         (672)        (607)
           Securities sold but not yet purchased                        2,122        1,633          251
           Securities sold under agreements to repurchase               9,139        4,844         (490)
         Other, net                                                    (5,168)       4,142       (1,334)
                                                                    ---------    ---------    ---------
               CASH FLOWS FROM OPERATING ACTIVITIES                    (2,445)       9,519        3,274
                                                                    ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                          123,151      123,550      123,368
        Fixed maturities, held to maturity                              4,466        4,042        4,268
        Equity securities, available for sale                           2,792        2,572        2,162
        Mortgage loans on real estate                                   4,839        4,299        5,731
        Investment real estate                                          1,364        1,842          615
        Other long-term investments                                     1,848        5,081        3,203
        Disposal of businesses                                           --           --             52
  Payments for the purchase of:
        Fixed maturities, available for sale                         (126,742)    (129,854)    (125,093)
        Fixed maturities, held to maturity                             (2,244)      (2,317)      (2,844)
        Equity securities, available for sale                          (2,547)      (2,461)      (2,384)
        Mortgage loans on real estate                                  (4,885)      (3,363)      (1,906)
        Investment real estate                                            (31)        (241)        (142)
        Other long-term investments                                    (1,415)      (4,148)      (2,060)
  Short-term investments (net)                                          2,145       (2,848)      (1,915)
                                                                    ---------    ---------    ---------
               CASH FLOWS FROM INVESTING ACTIVITIES                     2,741       (3,846)       3,055
                                                                    ---------    ---------    ---------


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996 (IN MILLIONS)
--------------------------------------------------------------------------------


                                                        1998         1997       1996
                                                        ----         ----       ----
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account deposits                       6,955       5,020       2,676
  Policyholders' account withdrawals                  (11,111)     (9,873)     (8,099)
  Net increase in short-term debt                       2,422         305         583
  Proceeds from the issuance of long-term  debt         1,940         324          93
  Repayments of long-term debt                           (418)       (464)     (1,306)
                                                     --------    --------    --------
           CASH FLOWS USED IN FINANCING ACTIVITIES       (212)     (4,688)     (6,053)
                                                     --------    --------    --------
NET INCREASE IN CASH                                       84         985         276

CASH, BEGINNING OF YEAR                                 1,859         874         598
                                                     --------    --------    --------
CASH, END OF YEAR                                    $  1,943    $  1,859    $    874
                                                     ========    ========    ========
SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes paid                                    $    163    $    968    $    793
                                                     --------    --------    --------
Interest paid                                        $    864    $    708    $    595
                                                     --------    --------    --------


                    SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   BUSINESS

     The Prudential Insurance Company of America and its subsidiaries (collectively, "the Company") provide financial services throughout the United States and several locations worldwide. The Company's businesses provide a full range of insurance, investment, securities brokerage and other financial products and services to both retail consumers and institutions. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

     DEMUTUALIZATION

     On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified voters and regulatory approval. There can be no assurance that the Company will demutualize or, if it does so, when demutualization will occur.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, and its consolidated subsidiaries, and those partnerships and joint ventures in which the Company has a controlling interest. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP"). All significant intercompany balances and transactions have been eliminated.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     INVESTMENTS

     FIXED MATURITIES classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities are written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax, the effect on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

     TRADING ACCOUNT ASSETS AND SECURITIES SOLD BUT NOT YET PURCHASED are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

     EQUITY SECURITIES, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax, and the effects on deferred policy acquisition costs and participating annuity contracts that would result from the realization of unrealized gains and losses are included in a separate component of equity, "Accumulated other comprehensive income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE are stated primarily at unpaid principal balances, net of unamortized discounts and allowance for losses. The allowance for losses is based upon a loan specific review and, for performing loans collectively evaluated, a portfolio review. The loan specific review includes consideration of expected future cash flows relative to outstanding balances. The portfolio review includes consideration of the composition of the loan portfolio, current economic conditions, past results, current trends, the estimated aggregate value of the underlying collateral, and other relevant environmental factors. Impaired loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans, identified in management's specific review of probable loan losses, are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or the fair value of the collateral if the loan is collateral dependent.

     Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues the accrual of interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but unpaid interest previously recorded on such loan is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.

     INVESTMENT REAL ESTATE to be disposed of is carried at the lower of depreciated cost or fair value less selling costs and is not depreciated once classified as such. Real estate which the Company has the intent to hold for the production of income, is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate the carrying value may not be recoverable. In reviewing recoverability, an impairment loss is recognized for an other than temporary decline in value to the extent the reduction in carrying values of investment real estate exceeds estimated undiscounted future cash flows. Charges relating to real estate to be disposed of and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate is computed using the straight-line method over the estimated lives of the properties.

     POLICY LOANS are carried at unpaid principal balances.

     SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL AND SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession of securities purchased under agreements to resell. The market value of securities to be repurchased or resold is monitored, and additional collateral is requested, where appropriate, to protect against credit exposure.

     SECURITIES BORROWED AND SECURITIES LOANED are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

     OTHER LONG-TERM INVESTMENTS primarily represent the Company's investments in joint ventures and partnerships in which the Company does not have control and derivatives held for purposes other than trading. Joint venture and partnership investments are recorded using the equity method of accounting, reduced for other than temporary declines in value.

     SHORT-TERM INVESTMENTS, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

     REALIZED INVESTMENT GAINS, NET are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the lower of depreciated cost or fair value less selling costs of investment real estate held for sale are recorded in "Realized investment gains, net."

     CASH

     Cash includes cash on hand, amounts due from banks, and money market instruments.

     DEFERRED POLICY ACQUISITION COSTS

     The costs which vary with and that are related primarily to the production of new insurance business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

     For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The effect of changes in estimated gross margins is reflected in earnings in the period they are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated periodically. The effect of revisions to estimated gross profits on unamortized deferred acquisition costs is reflected in earnings in the period such estimated gross profits are revised. The average rate of assumed investment yield in estimating expected gross margins was 9.97%, 9.39%, and 8.39% for 1998, 1997 and 1996, respectively. Deferred policy acquisition costs related to non-participatory term insurance are amortized over the expected life of the contracts in proportion to the premium income.

     For property and casualty contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     For disability insurance, group life insurance and most group annuities, acquisition costs are expensed as incurred.

     POLICYHOLDERS' DIVIDENDS

     The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, persistency and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

     SEPARATE ACCOUNT ASSETS AND LIABILITIES

     Separate Account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension fund and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income."

     OTHER ASSETS AND OTHER LIABILITIES

     Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables and reserves for sales practice remediation costs.

     INSURANCE REVENUE AND EXPENSE RECOGNITION

     Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

     Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

     Amounts received as payment for interest sensitive investment contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges, surrender charges and interest earned from the investment of these account balances. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

     For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     FOREIGN CURRENCY TRANSLATION ADJUSTMENTS

     Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are recorded, net of related hedge gains and losses and income taxes, as "Other comprehensive income," a separate component of equity.

     COMMISSIONS AND OTHER INCOME

     Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's broker-dealer subsidiary.

     DERIVATIVE FINANCIAL INSTRUMENTS

     Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, various financial indices, or the value of securities or commodities. Derivative financial instruments can be exchange-traded or contracted in the over-the-counter market and those used by the Company include swaps, futures, forwards and options contracts. The Company uses derivative financial instruments to hedge market risk from changes in interest rates or foreign currency exchange rates, and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

     To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments, or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

     DERIVATIVES HELD FOR TRADING PURPOSES are used in the Company's securities broker-dealer business and in a limited-purpose subsidiary to meet the needs of its customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors these exposures through the use of various analytical techniques.

     Derivatives held for trading are recorded at fair value in "Trading account assets," "Other liabilities" or "Receivables from/Payables to broker-dealer clients" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

     DERIVATIVES HELD FOR PURPOSES OTHER THAN TRADING are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are recognized in earnings in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivative assets and liabilities are reported in the investing activities section in the Consolidated Statements of Cash Flows.

     INCOME TAXES

     The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

     Deferred income taxes are generally recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

     NEW ACCOUNTING PRONOUNCEMENTS

     In June 1996, the Financial Accounting Standards Board ("FASB") issued the Statement of Financial Accounting Standards ("SFAS") No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 125"). The statement provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities and provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. SFAS 125 became effective January 1, 1997 and was applied prospectively. Subsequent to June 1996, FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of SFAS 125" ("SFAS 127"). SFAS 127 delayed the implementation of SFAS 125 for one year for certain provisions, including repurchase agreements, dollar rolls, securities lending and similar transactions. The Company adopted the delayed provisions of SFAS 125 in 1998. The adoption of SFAS 125 did not have a material impact on the Company's results of operations or financial position.

     During 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income," which was issued by the FASB in June 1997. This statement defines comprehensive income and establishes standards for reporting and displaying comprehensive income and its components in financial statements. The statement requires that the Company classify items of other comprehensive income by their nature and display the accumulated balance of other comprehensive income separately from retained earnings in the equity section of the Statements of Financial Position. Application of this statement did not change recognition or measurement of net income and, therefore, did not affect the Company's financial position or results of operations.

     During 1998, the Company adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which was issued by the FASB in February 1998. This statement standardizes the disclosure requirements for pensions and other postretirement benefits, requires additional information on changes in the benefit obligations and fair values of plan assets and eliminates certain disclosures. This statement is limited to changes in reporting and presentation and does not change recognition or measurement of pension or other postretirement benefit plans. Therefore, its adoption did not affect the Company's financial position or results of operations.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     On January 1, 1998, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SOP 97-3"). This statement provides guidance for determining when an insurance company or other enterprise should recognize a liability for guaranty-fund assessments as well as guidance for measuring the liability. The adoption of SOP 97-3 did not have a material effect on the Company's financial condition or results of operations. In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

     SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which can affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative" provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

     Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement no later than January 1, 2000 and is currently assessing the effect of the new standard.

     In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
     Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk," ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

     RECLASSIFICATIONS

     Certain amounts in prior years have been reclassified to conform to current year presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   DISCONTINUED OPERATIONS

     In December 1998, the Company entered into a definitive agreement to sell its HealthCare business to Aetna Inc. ("Aetna"). Included in this transaction are the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") businesses. The transaction was approved by the boards of directors of both companies and is expected to be completed in the second quarter of 1999, subject to review by federal antitrust authorities and approval by state regulators, and other customary closing conditions. Proceeds from the sale will consist of $500 million of cash and $500 million of Aetna three year senior notes.

     Loss from operations of discontinued businesses for 1998 includes results through December 31, 1998 (the measurement date). The Statements of Operations for 1997 and 1996 have been restated to conform with the 1998 presentation. Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations. The following table presents the results of operations and the loss on the disposal of the Company's HealthCare business, determined as of the measurement date, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 and 1996 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.

                                                            1998        1997        1996
                                                          ---------   ---------   ---------
                                                                   (In Millions)
     Revenues                                             $  7,461    $ 10,305    $  9,187
     Policyholder benefits                                  (6,064)     (8,484)     (7,711)
     General and administrative expenses                    (1,822)     (2,364)     (1,921)
                                                          ---------   ---------   ---------
     Loss before income taxes                                 (425)       (543)       (445)
     Income tax benefit                                        127         190         163
                                                          ---------   ---------   ---------
     Loss from operations                                     (298)       (353)       (282)
     Loss on disposal, net of tax benefit of $131             (223)          -           -
                                                          ---------   ---------   ---------
     Loss from discontinued operations, net of taxes      $   (521)   $   (353)   $   (282)
                                                          =========   =========   =========

     The loss on disposal includes anticipated operating losses to be incurred by the HealthCare business subsequent to the measurement date through the expected date of the sale, as well as estimates of other costs the Company will incur in connection with the disposition of the HealthCare business. Actual amounts may differ from these estimates. These include costs attributable to facilities closure and systems terminations, severance, payments to Aetna related to the ASO business, and estimated payments in connection with an agreement covering the fully insured medical and dental business. The latter agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the agreement for the years 1999 and 2000. The loss on disposition was reduced by the estimated impact of expected modifications of certain pension and other postretirement benefit plans in which employees of the HealthCare business participate. This amount includes curtailment gains and the cost of termination benefits. (See Note 9.)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

3.   DISCONTINUED OPERATIONS (CONTINUED)

     The following table presents the assets and liabilities pertaining to the Company's HealthCare business at December 31, 1998 which are included in the Company's Consolidated Statements of Financial Position.

                                                    (In Millions)

     Cash and investments                              $ 1,652
     Other assets                                        1,030
                                                       -------
     Total assets                                        2,682

     Future policy benefits                              1,241
     Other liabilities                                   1,105
                                                       -------
     Total liabilities                                   2,346
                                                       -------

     Net assets                                        $   336
                                                       =======


4.   INVESTMENTS

     FIXED MATURITIES AND EQUITY SECURITIES

     The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                            1998
                                                             -------------------------------------------------------------
                                                                                  GROSS           GROSS
                                                              AMORTIZED        UNREALIZED      UNREALIZED       ESTIMATED
                                                                 COST             GAINS          LOSSES         FAIR VALUE
                                                             ----------        ----------      ----------       ----------
                                                                                       (In Millions)
     FIXED MATURITIES AVAILABLE FOR SALE
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies             $  5,761          $    580         $     9         $  6,332

     Obligations of U.S. states and
       their political subdivisions                             2,672               204               1            2,875

     Foreign government bonds                                   3,156               253              52            3,357

     Corporate securities                                      57,373             2,545             553           59,365

     Mortgage-backed securities                                 7,935               208              14            8,129

     Other fixed maturities                                       100                 -               -              100
                                                             -----------------------------------------------------------
     Total fixed maturities available for sale               $ 76,997          $  3,790         $   629         $ 80,158
                                                             ===========================================================
     EQUITY SECURITIES AVAILABLE FOR SALE                    $  2,583          $    472         $   296         $  2,759
                                                             ===========================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

                                                                                          1998
                                                             ------------------------------------------------------------
                                                                               GROSS            GROSS
                                                              AMORTIZED     UNREALIZED        UNREALIZED        ESTIMATED
                                                                 COST          GAINS            LOSSES         FAIR VALUE
                                                             ----------     ----------        ----------       ----------
     FIXED MATURITIES HELD TO MATURITY                                              (In Millions)
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies               $    5          $     -           $     -           $    5

     Obligations of U.S. states and
        their political subdivisions                               62                2                 1               63

     Foreign government bonds                                      31                4                 -               35

     Corporate securities                                      16,699            1,096                49           17,746

     Mortgage-backed securities                                     1                -                 -                1

     Other fixed maturities                                        50                6                 -               56
                                                             ------------------------------------------------------------
     Total fixed maturities held to maturity                 $ 16,848         $  1,108           $    50         $ 17,906
                                                             ============================================================


                                                                                        1997
                                                           -------------------------------------------------------------
                                                                                GROSS            GROSS
                                                            AMORTIZED        UNREALIZED       UNREALIZED       ESTIMATED
                                                               COST             GAINS           LOSSES         FAIR VALUE
                                                            ---------        ----------       -----------      ----------
     FIXED MATURITIES AVAILABLE FOR SALE                                           (In Millions)
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies             $  9,071          $    671          $    -         $  9,742

     Obligations of U.S. states and
       their political subdivisions                             1,529               152               -            1,681

     Foreign government bonds                                   3,177               218              17            3,378

     Corporate securities                                      50,043             2,611             144           52,510

     Mortgage-backed securities                                 7,576               288               5            7,859

     Other fixed maturities                                       100                 -               -              100
                                                             -----------------------------------------------------------
     Total fixed maturities available for sale               $ 71,496         $   3,940         $   166        $  75,270
                                                             ===========================================================
     EQUITY SECURITIES AVAILABLE FOR SALE                    $  2,376          $    680         $   246         $  2,810
                                                             ===========================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

                                                                                         1997
                                                           ---------------------------------------------------------------
                                                                                GROSS            GROSS
                                                            AMORTIZED        UNREALIZED        UNREALIZED        ESTIMATED
                                                               COST             GAINS            LOSSES         FAIR VALUE
                                                           -----------       ----------        -----------      ----------
                                                                                     (In Millions)
     FIXED MATURITIES HELD TO MATURITY
     U.S. Treasury securities and obligations of
       U.S. government corporations and agencies              $    88          $     -           $     -          $    88

     Obligations of U.S. states and
        their political subdivisions                              152                4                 1              155

     Foreign government bonds                                      33                5                 -               38

     Corporate securities                                      18,282            1,212                34           19,460

     Mortgage-backed securities                                     1                -                 -                1

     Other fixed maturities                                       144                8                 -              152
                                                             ------------------------------------------------------------
     Total fixed maturities held to maturity                 $ 18,700         $  1,229           $    35         $ 19,894
                                                             ============================================================

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1998, is shown below:

                                                        AVAILABLE FOR SALE                HELD TO MATURITY
                                                    ----------------------------        -----------------------
                                                                    ESTIMATED                        ESTIMATED
                                                    AMORTIZED          FAIR             AMORTIZED       FAIR
                                                      COST            VALUE               COST         VALUE
                                                    ------------  --------------        -----------  ----------
                                                              (In Millions)                 (In Millions)
     Due in one year or less                        $   2,638       $    2,644          $    730     $    736
     Due after one year through five years             17,551           17,874             4,326        4,465
     Due after five years through ten years            19,523           19,976             6,783        7,162
     Due after ten years                               29,350           31,535             5,008        5,542
     Mortgage-backed securities                         7,935            8,129                 1            1
                                                    ---------       ----------          --------     --------
            Total                                   $  76,997       $   80,158          $ 16,848     $ 17,906
                                                    =========       ==========          ========     ========

     Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

     Proceeds from the repayment of held to maturity fixed maturities during 1998, 1997 and 1996 were $4,466 million, $4,042 million and $4,268 million, respectively. Gross gains of $135 million, $62 million and $78 million, and gross losses of $2 million, $1 million and $7 million, were realized on prepayment of held to maturity fixed maturities during 1998, 1997 and 1996, respectively.

     Proceeds from the sale of available for sale fixed maturities during 1998, 1997 and 1996 were $119,096 million, $120,604 million and $121,910 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1998, 1997 and 1996 were $ 4,055 million, $2,946 million and $1,458 million, respectively. Gross gains of $1,765 million, $1,310 million and $1,562 million and gross losses of $443 million, $639 million and $1,026 million were realized on sales and prepayments of available for sale fixed maturities during 1998, 1997 and 1996, respectively.

     Writedowns for impairments of fixed maturities which were deemed to be other than temporary were $96 million, $13 million and $54 million for the years 1998, 1997 and 1996, respectively.

     During the years ended December 31, 1998 and December 31, 1997, certain securities classified as held to maturity were transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in credit worthiness. The aggregate amortized cost of the securities transferred was $73 million and $27 million, respectively with gross unrealized investment losses of $.4 million and gross unrealized investment gains of $.6 million included during the years ended December 31, 1998 and 1997, respectively, in "Accumulated other comprehensive income" at the time of the transfer.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     MORTGAGE LOANS ON REAL ESTATE

     The Company's mortgage loans were collateralized by the following property types at December 31:


                               AMOUNT     PERCENTAGE      AMOUNT      PERCENTAGE
                            (IN MILLIONS)  OF TOTAL    (IN MILLIONS)   OF TOTAL
                            ------------- ----------   -------------  ----------
                                        1998                       1997
                            ------------------------   -------------------------
     Office buildings         $  4,267       25.2%       $  4,692       28.5%
     Retail stores               3,021       17.9%          3,078       18.7%
     Residential properties        716        4.2%            891        5.4%
     Apartment complexes         4,362       25.8%          3,551       21.6%
     Industrial buildings        1,989       11.8%          1,958       11.9%
     Agricultural properties     1,936       11.4%          1,666       10.1%
     Other                         631        3.7%            618        3.8%
                              --------      -----        --------      -----
       Subtotal                 16,922      100.0%         16,454      100.0%
                                            =====                      =====
     Allowance for losses         (427)                      (450)
                              --------                   --------
     Net carrying value       $ 16,495                   $ 16,004
                              ========                   ========

     The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.8%) and New York (9.5%) at December 31, 1998. Included in the above balances are mortgage loans receivable from affiliated joint ventures of $87 million and $225 million at December 31, 1998 and 1997, respectively.

     Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                 1998       1997       1996
                                                 -----      -----      -----
                                                        (In Millions)

     Allowance for losses, beginning of year     $ 450      $ 515      $ 862
     Additions charged to operations               -          -          -
     Release of allowance for losses               -          (41)      (247)
     Charge-offs, net of recoveries                (23)       (24)      (100)
                                                 -----      -----      -----
     Allowance for losses, end of year           $ 427      $ 450      $ 515
                                                 =====      =====      =====


     The $41 million and $247 million reductions of the mortgage loan allowance for losses in 1997 and 1996, respectively, are primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a significant decrease in impaired loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)

     Impaired mortgage loans identified in management's specific review of probable loan losses and related allowance for losses at December 31, are as follows:

                                                             1998        1997
                                                            -------     -------
                                                              (In Millions)

     Impaired mortgage loans with allowance for losses      $   149     $   330
     Impaired mortgage loans with no allowance for losses       924       1,303
     Allowance for losses                                       (45)        (97)
                                                            -------     -------
     Net carrying value of impaired mortgage loans          $ 1,028     $ 1,536
                                                            =======     =======

     Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $1,329 million, $2,102 million and $2,842 million during 1998, 1997 and 1996, respectively. Net investment income recognized on these loans totaled $94 million, $140 million and $265 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     INVESTMENT REAL ESTATE

     The Company's "Investment real estate" of $801 million and $1,519 million at December 31, 1998 and 1997, respectively, is held through direct ownership. Of the Company's real estate, $675 million and $1,490 million consists of commercial and agricultural assets held for disposal at December 31, 1998 and 1997, respectively. Impairment losses aggregated $8 million, $40 million and $38 million for the years ended December 31, 1998, 1997 and 1996, respectively, and are included in "Realized investment gains, net."

     RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3,135 million and $2,783 million at December 31, 1998 and 1997, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $3,727 million and $2,352 million at December 31, 1998 and 1997, respectively, were held in voluntary trusts. Of this amount, $3,131 million and $1,801 million at December 31, 1998 and 1997, respectively, related to the multi-state policyholder settlement as described in Note 16. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders. The terms of these trusts provide that the assets are to be used for payment of the designated settlement and dividend benefits, as the case may be. Assets valued at $403 million and $632 million at December 31, 1998 and 1997, respectively, were maintained as compensating balances, which do not legally restrict the use of the funds, or pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $2,366 million and $1,835 million at December 31, 1998 and 1997, respectively, were included in the consolidated financial statements in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

     OTHER LONG-TERM INVESTMENTS

     The Company's "Other long-term investments" of $2,658 million and $2,489 million as of December 31, 1998 and 1997, respectively, are comprised of $1,007 million and $1,498 million in real estate related interests and $1,651 million and $991 million of non-real estate related interests. The Company's share of net income from such entities was $285 million, $411 million and $245 million for 1998, 1997 and 1996, respectively, and is reported in "Net investment income."

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)


     INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     NET INVESTMENT INCOME arose from the following sources for the years ended December 31:

                                                           1998          1997          1996
                                                         --------      --------      --------
                                                                     (In Millions)
     Fixed maturities - available for sale               $  5,366      $  5,074      $  4,871
     Fixed maturities - held to maturity                    1,406         1,622         1,793
     Trading account assets                                   677           504           444
     Equity securities  - available for sale                   54            52            81
     Mortgage loans on real estate                          1,525         1,555         1,690
     Investment real estate                                   230           565           685
     Policy loans                                             410           396           384
     Securities purchased under agreements to resell           18            15            11
     Receivables from broker-dealer clients                   836           706           579
     Short-term investments                                   725           697           702
     Other investment income                                  415           520           559
                                                         --------      --------      --------
     Gross investment income                               11,662        11,706        11,799
     Less investment expenses                              (2,035)       (2,038)       (2,130)
                                                         --------      --------      --------
     Subtotal                                               9,627         9,668         9,669
     Less amount relating to discontinued operations         (107)         (212)         (208)
                                                         --------      --------      --------
     Net investment income                               $  9,520      $  9,456      $  9,461
                                                         ========      ========      ========

     REALIZED INVESTMENT GAINS, NET, for the years ended December 31, were from the following sources:

                                                           1998          1997          1996
                                                         --------      --------      --------
                                                                     (In Millions)
     Fixed maturities                                    $  1,381      $    684      $    513
     Mortgage loans on real estate                             22            68           248
     Investment real estate                                   642           700            76
     Equity securities - available for sale                   427           363           267
     Other                                                    188           394            34
                                                         --------      --------      --------
     Subtotal                                               2,660         2,209         1,138
     Less amounts related to discontinued operations          (30)          (41)          (10)
                                                         --------      --------      --------
     Realized investment gains, net                      $  2,630      $  2,168      $  1,128
                                                         ========      ========      ========

     Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1998 included in fixed maturities available for sale, mortgage loans on real estate and other long term investments totaled $1 million, $23 million and $13 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   INVESTMENTS (CONTINUED)


     NET UNREALIZED INVESTMENT GAINS

     Net unrealized investment gains on securities available for sale are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid double-counting in "Comprehensive income," items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income" in earlier periods. The amounts for the years ended December 31, are as follows:

                                                                               1998         1997         1996
                                                                              -------      -------      -------
                                                                                        (In Millions)
     Net unrealized investment gains, beginning of year                       $ 1,752      $ 1,136      $ 2,397
     Changes in net unrealized investment gains attributable to:
       Investments:
         Net unrealized investment gains (losses) on investments arising
           during the period                                                      522        1,706       (1,281)
         Reclassification adjustment for gains included in net income          (1,087)        (631)        (471)
                                                                              -------      -------      -------
         Change in net unrealized investment gains, net of adjustments           (565)       1,075       (1,752)
     Impact of net unrealized investment gains on:
         Future policy benefits                                                    23         (360)         318
         Deferred policy acquisition costs                                         62          (99)         173
                                                                              -------      -------      -------
     Change in net unrealized investment gains                                   (480)         616       (1,261)
                                                                              -------      -------      -------
     Net unrealized investment gains, end of year                             $ 1,272      $ 1,752      $ 1,136
                                                                              =======      =======      =======

     Unrealized gains (losses) on investments arising during the periods reported in the above table are net of income tax expense (benefit) of $282 million, $961 million and $(647) million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Reclassification adjustments reported in the above table for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense of $588 million, $355 million and $238 million, respectively.

     The future policy benefits reported in the above table are net of income tax expense (benefit) of $15 million, $(203) million and $161 million for the years ended December 31, 1998, 1997 and 1996, respectively.

     Deferred policy acquisition costs in the above tables for the years ended December 31, 1998, 1997 and 1996 are net of income tax expense (benefit) of $36 million, $(55) million and $88 million, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   DEFERRED POLICY ACQUISITION COSTS

     The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                  1998         1997         1996
                                                                 -------      -------      -------
                                                                           (In Millions)
     Balance, beginning of year                                  $ 6,083      $ 6,095      $ 5,892
     Capitalization of commissions, sales and issue expenses       1,313        1,409        1,260
     Amortization                                                 (1,139)      (1,176)      (1,261)
     Change in unrealized investment gains                            77         (154)         261
     Foreign currency translation                                    128          (91)         (57)
                                                                 -------      -------      -------
     Balance, end of year                                        $ 6,462      $ 6,083      $ 6,095
                                                                 =======      =======      =======

6.   POLICYHOLDERS' LIABILITIES

     FUTURE POLICY BENEFITS at December 31, are as follows:

                                      1998       1997
                                    -------     -------
                                       (In Millions)

     Life insurance                 $48,927     $46,765
     Annuities                       15,360      15,469
     Other contract liabilities       4,842       5,133
                                    -------     -------
     Future policy benefits         $69,129     $67,367
                                    =======     =======

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves, and certain health benefits. Annuity liabilities include reserves for immediate annuities and non-participating group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (CONTINUED)

     The following table highlights the key assumptions generally utilized in calculating these reserves:


         PRODUCT                       MORTALITY                   INTEREST RATE               ESTIMATION METHOD
---------------------------     -------------------------     -------------------------     ------------------------
Life insurance                  Generally rates                      2.5% to 7.5%           Net level premium
                                guaranteed in calculating                                   based on non-forfeiture
                                cash surrender values                                       interest rate

Individual immediate            1983 Individual                    3.5% to 11.25%           Present value of
annuities                       Annuity Mortality                                           expected future payments
                                Table with certain                                          based on historical
                                modifications                                               experience

Group annuities in              1950 Group                        3.75% to 17.35%           Present value of
payout status                   Annuity Mortality                                           expected future
                                Table with certain                                          payments
                                modifications                                               based on historical
                                                                                            experience

Other contract liabilities                     -                     5.3% to 7.0%           Present value of
                                                                                            expected future
                                                                                            payments
                                                                                            based on historical
                                                                                            experience

     For the above categories, premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. A premium deficiency reserve has been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities. A liability of $1,780 million and $1,645 million is included in "Future policy benefits" with respect to this deficiency for the years ended December 31, 1998 and 1997, respectively.

       POLICYHOLDERS' ACCOUNT BALANCES at December 31, are as follows:


                                                                 1998                1997
                                                               --------            --------
                                                                       (In Millions)
   Individual annuities                                         $ 4,997            $  5,695
   Group annuities and guaranteed investment contracts           16,770              19,053
   Interest-sensitive life contracts                              3,566               3,258
   Dividend accumulations and other                               5,641               5,240
                                                                -------            --------
   Policyholders' account balances                              $30,974            $ 33,246
                                                                =======            ========


 Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (Continued)

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                 WITHDRAWAL/
                PRODUCT                       INTEREST RATE                   SURRENDER CHARGES
     ---------------------------------        -------------          -----------------------------------

     Individual annuities                      3.0% to 6.6%           0% to 8% for up to 8 years

     Group annuities                          5.0% to 13.4%           Contractually limited or subject
                                                                      to market value adjustment

     Guaranteed investment contracts          3.9% to 15.4%           Subject to market value withdrawal
     payout status                                                    provisions for any funds withdrawn
                                                                      other than for benefit responsive
                                                                      and contractual payments

     Interest-sensitive life contracts        4.0% to 6.5%            Various up to 10 years

     Dividend accumulations and other         3.0% to 4.5%                            --


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6.   POLICYHOLDERS' LIABILITIES (Continued)

     Unpaid Claims and Claim Adjustment Expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty and accident and health insurance at December 31:

                                                         1998                         1997                       1996
                                               --------------------------   --------------------------   -----------------------
                                                ACCIDENT       PROPERTY      ACCIDENT       PROPERTY      ACCIDENT     PROPERTY
                                               AND HEALTH    AND CASUALTY   AND HEALTH    AND CASUALTY   AND HEALTH AND CASUALTY
                                               ----------    ------------   ----------    ------------   ---------- -------------
                                                                                 (In Millions)

     Balance at January 1                      $ 1,908        $ 2,956         $ 1,990       $ 3,076      $ 2,033         $ 3,053
       Less reinsurance recoverables               810            535              10           553           15             557
                                               -------        -------         -------       -------      -------         -------
     Net balance at January 1                    1,098          2,421           1,980         2,523        2,018           2,496
                                               -------        -------         -------       -------      -------         -------

     Incurred related to:

       Current year                              6,127          1,354           8,348         1,525        8,391           1,760
       Prior years                                   7           (194)            102           (91)         (66)            (25)
                                               -------        -------         -------       -------      -------         -------

     Total incurred                              6,134          1,160           8,450         1,434        8,325           1,735
                                               -------        -------         -------       -------      -------         -------
     Paid related to:

       Current year                              5,289            717           6,676           739        6,589             908
       Prior years                                 851            681           1,854           797        1,774             800
                                               -------        -------         -------       -------      -------         -------

     Total paid                                  6,140          1,398           8,530         1,536        8,363           1,708
                                               -------        -------         -------       -------      -------         -------


     Net balance at December 31                  1,092          2,183           1,900         2,421        1,980           2,523
       Plus reinsurance recoverables                52            533               8           535           10             553
                                               -------        -------         -------       -------      -------         -------
     Balance at December 31                    $ 1,144        $ 2,716         $ 1,908       $ 2,956      $ 1,990         $ 3,076
                                               =======        =======         =======       =======      =======         =======





     The Accident and Health balance at December 31 includes amounts attributable to the Company's discontinued HealthCare business: 1998 - $1,082; 1997 - $1,757 and 1996 - $1,750.

     In 1998 and 1997, the changes in provision for claims and claim adjustment expenses for property and casualty related to prior years are primarily driven by lower than anticipated losses for the Voluntary Auto line of business.

     The changes in provision for claims and claim adjustment expense for accident and health related to prior years are primarily due to such factors as changes in claim cost trends and an accelerated decline in the indemnity health business.

     The unpaid claims and claim adjustment expenses presented above consist of unpaid claim liabilities which include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities for 1998, 1997 and 1996 included above are discounted using interest rates ranging from 3.0% to 6.0%.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

7.    REINSURANCE

      The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on both a pro-rata and excess of loss basis. Reinsurance ceded arrangements do not discharge the Company or the insurance subsidiaries as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom, recording an allowance when necessary for uncollectible reinsurance.

      Reinsurance amounts included in the Consolidated Statements of Operations, excluding HealthCare, for the years ended December 31, were as follows:

                                          1998       1997       1996
                                        -------     ------    -------
                                                  (In Millions)
Direct Premiums                         $9,615      $9,679    $10,690
  Reinsurance Assumed                       65          42         13
  Reinsurance Ceded                       (656)       (716)      (704)
                                        ------      ------    -------
Premiums                                $9,024      $9,005    $ 9,999
                                        ======      ======    =======
Policyholders' benefits ceded           $  519      $  530    $   571
                                        ======      ======    =======

      Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position, at December 31, were as follows:

                                                      1998      1997
                                                     ------    ------
                                                       (In Millions)
Life insurance                                       $  620     $  685
Property-casualty                                       564        554
Other reinsurance                                        92         65
                                                     ------     ------
                                                     $1,276     $1,304
                                                     ======     ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

8.    SHORT-TERM AND LONG-TERM DEBT

       Debt consists of the following at December 31:

SHORT-TERM DEBT
                                                 1998             1997
                                               -------           ------
                                                      (In Millions)
Commercial paper                               $ 7,057           $4,268
Notes payable                                    2,164            2,151
Current portion of long-term debt                  861              355
                                               -------           ------
     Total short-term debt                     $10,082           $6,774
                                               =======           ======

The weighted average interest rate on outstanding short-term debt was approximately 5.4% and 6.0% at December 31, 1998 and 1997, respectively.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. Commercial paper borrowings are supported by various lines of credit.

LONG-TERM DEBT


DESCRIPTION                                          MATURITY DATES         RATE           1998        1997
-----------                                          --------------         ----           -----       ----
                                                                                             (In Millions)


Floating rate notes ("FRN")                          1999 - 2005        4.04-14.00%(a)    $   729     $   324
Long term notes                                      1999 - 2023         5.5% - 12%         1,318         910
Zero coupon notes                                        1999              8.6% (b)           364         334
Canadian dollar notes                                     -             7.0% - 9.125%           -         117
Japanese yen notes                                   1999 - 2000          0.5% - 4.6%         160         178
Swiss francs notes                                        -                3.875%               -         120
Canadian dollar FRN                                      2003             5.25%-5.89%          96          96
Surplus notes                                        2003 - 2025         6.875% - 8.3%        987         986
Senior notes                                         1999 - 2006           6.375%             393          -
Commercial paper backed by long-term
   credit agreements                                                                        1,500       1,500
Other notes payable                                  1999 - 2017          4% - 7.5%            48          63
                                                                                          -------     -------
Subtotal                                                                                    5,595       4,628
    Less:  current portion of long-term debt                                                 (861)       (355)
                                                                                          -------     -------
Total long-term debt                                                                      $ 4,734     $ 4,273
                                                                                          =======     =======


(a) The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1998, this rate was 14%. Excluding this note, floating rate note interest rates were between 4.04% - 5.50%.

(b) The rate shown for zero coupon notes represents a level yield to maturity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

8.    SHORT-TERM AND LONG-TERM DEBT (CONTINUED)

      Payment of interest and principal on the surplus notes issued after 1993, of which $686 million were outstanding at December 31, 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

      In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.

      Scheduled principal repayments of long-term debt as of December 31, 1998, are as follows: $862 million in 1999, $560 million in 2000, $327 million in 2001, $1,816 million in 2002, $458 million in 2003 and $1,575 million thereafter.

      At December 31, 1998, the Company had $9,853 million in lines of credit from numerous financial institutions of which $8,330 million were unused. These lines of credit generally have terms ranging from one to five years.

      Interest expense for short-term and long-term debt is $920 million, $743 million and $618 million for the years ended December 31, 1998, 1997 and 1996, respectively.

9.    EMPLOYEE BENEFIT PLANS

      PENSION AND OTHER POSTRETIREMENT PLANS

      The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

      The Company provides certain life insurance and health care benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

      The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9.    EMPLOYEE BENEFIT PLANS (CONTINUED)

       Prepaid and accrued benefit costs are included in "Other assets" and "Other liabilities", respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth quarter activity, is summarized below:


                                                                                                   OTHER
                                                                 PENSION BENEFITS           POSTRETIREMENT BENEFITS
                                                              ----------------------       ------------------------
                                                                1998           1997          1998           1997
                                                              --------       -------       -------         -------
                                                                   (In Millions)                (In Millions)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at the beginning of period                 $(5,557)       $(5,148)      $(2,128)        $(2,002)
Service cost                                                     (159)          (127)          (35)            (38)
Interest cost                                                    (397)          (376)         (142)           (149)
Plan participants' contributions                                    -              -           ( 6)             (4)
Amendments                                                        (58)             -             -              31
Actuarial losses                                                 (600)          (334)          (31)            (84)
Transfer to third party                                             -             32             -               -
Contractual termination benefits                                  (30)           (63)            -               -
Benefits paid                                                     485            460           128             117
Foreign currency changes                                            7             (1)            1               1
                                                              -------        -------       -------         -------
Benefit obligation at end of period                           $(6,309)       $(5,557)      $(2,213)        $(2,128)
                                                              =======        =======       =======         =======

CHANGE IN PLAN ASSETS:

Fair value of plan assets at beginning of period              $ 8,489        $ 7,306       $ 1,354         $ 1,313
Actual return on plan assets                                      445          1,693           146             120
Transfer to third party                                            (4)           (32)           -                -
Contribution from pension plan                                      -              -            31              25
Employer contributions                                             25             16            13               9
Plan participants' contributions                                    -              -             6               4
Withdrawal under IRS Section 420                                  (36)           (35)            -               -
Benefits paid                                                    (485)          (460)         (128)           (117)
Foreign currency changes                                           (7)             1             -               -
                                                              -------        -------       -------         -------
Fair value of plan assets at end of period                    $ 8,427        $ 8,489       $ 1,422         $ 1,354
                                                              =======        =======       =======          =======

FUNDED STATUS:

Funded status at end of period                                $ 2,118          $ 2,932     $  (791)         $  (774)
Unrecognized transition (asset) liability                        (554)            (661)        660              707
Unrecognized prior service cost                                   335              327           -                -
Unrecognized actuarial net gain                                  (813)          (1,644)       (353)            (364)
Effects of 4th quarter activity                                    (9)             (63)          2               33
                                                              -------          -------     -------          -------
Net amount recognized                                         $ 1,077          $   891     $  (482)         $  (398)
                                                              =======          =======     =======          =======

AMOUNTS RECOGNIZED IN THE STATEMENTS OF FINANCIAL
 POSITION CONSIST OF:
  Prepaid benefit cost                                        $  1,348        $  1,150     $     -        $       -
  Accrued benefit liability                                       (287)           (270)       (482)            (398)
  Intangible asset                                                   7               5           -                -
  Accumulated other comprehensive income                             9               6           -                -
                                                              --------        --------     --------       ---------
Net amount recognized                                         $  1,077        $    891     $  (482)       $    (398)
                                                              ========        ========     ========       =========

                                       31

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS (CONTINUED)

    The projected benefit obligation, accumulated benefit obligation and fair value of plan assets for the pension plan with accumulated benefit obligations in excess of plan assets were $384 million, $284 million and $0, respectively, as of September 30, 1998 and $319 million, $226 million and $ 0, respectively, as of September 30, 1997.

    The effects of fourth quarter activity are summarized as follows:


                                                                                         OTHER
                                                    PENSION BENEFITS            POSTRETIREMENT BENEFITS
                                                ----------------------          -----------------------
                                                 1998            1997             1998           1997
                                                ------         -------           ------         ------
                                                                     (In Millions)
Effect of IRS Section 420 transfer              $   -          $   (36)          $    -         $    -
Contractual termination benefits                  (14)             (30)               -              -
Contribution from pension plan                      -                -                -             31
Employer contributions                              5                3                2              2
                                                -----          -------           ------         ------
Effects of 4th quarter activity                 $  (9)         $   (63)          $    2         $   33
                                                ======         =======           ======         ======


Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $5,926 million and $6,022 million are included in Separate Account assets and liabilities at September 30, 1998 and 1997, respectively.

Other postretirement plan assets consist of group and individual variable life insurance policies, group life and health contracts, common stocks, U.S. government securities and short-term investments. Plan assets include $1,018 million and $1,044 million of Company insurance policies and contracts at September 30, 1998 and 1997, respectively.

Effective December 31, 1996, The Prudential Securities Incorporated Cash Balance Plan (the "PSI Plan") was merged into The Retirement System for United States Employees and Special Agents of The Prudential Insurance Company of America (the "Prudential Plan"). The name of the merged plan is The Prudential Merged Retirement Plan ("Merged Retirement Plan"). All of the assets of the Merged Retirement Plan are available to pay benefits to participants and their beneficiaries who are covered by the Merged Retirement Plan. The merger of the plans had no effect on the December 31, 1996 results of operations.

During 1996, the Prudential Plan was amended to provide cost of living adjustments for retirees. The effect of this plan amendment increased benefit obligations and unrecognized prior service cost by $170 million at September 30, 1996. In addition, the Prudential Plan was amended to provide contractual termination benefits to certain plan participants who were notified between September 15, 1996 and December 31, 1998 that their employment had been terminated. Costs related to these amendments are reflected below in contractual termination benefits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
9. EMPLOYEE BENEFIT PLANS (CONTINUED)

   Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                                                                              OTHER
                                                          PENSION BENEFITS                           POSTRETIREMENT BENEFITS
                                                -----------------------------------            ------------------------------------
                                                   1998         1997          1996               1998          1997          1996
                                                -----------------------------------            ------------------------------------
                                                                                  (In Millions)
COMPONENTS OF NET PERIODIC BENEFITS COSTS:
Service cost                                    $   159       $   127       $   140            $    35       $    38       $    45
Interest cost                                       397           376           354                142           149           157
Expected return on plan assets                     (674)         (617)         (594)              (119)          (87)          (93)
Amortization of transition amount                  (106)         (106)         (107)                47            50            53
Amortization of prior service cost                   45            42            26                  -             -             -
Amortization of actuarial net (gain) loss             1             -             -               (13)          (13)            (3)
Curtailment gain (loss)                               5             -             -                  -             -            (9)
Contractual termination benefits                     14            30            63                  -             -             -
                                                -------       -------       -------            -------       -------        ------
Net periodic (benefit) cost                     $  (159)      $  (148)      $  (118)           $    92       $   137        $  150
                                                =======       =======       =======            =======       =======        ======



The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:

                                                                                                                OTHER
                                                           PENSION BENEFITS                      POSTRETIREMENT BENEFITS
                                                  ------------------------------         ----------------------------------------
                                                   1998        1997        1996              1998          1997          1996
                                                  ------------------------------         ----------------------------------------
WEIGHTED-AVERAGE ASSUMPTIONS:
Discount rate                                      6.50%       7.25%       7.75%            6.50%          7.25%         7.75%
Rate of increase in compensation levels            4.50%       4.50%       4.50%            4.50%          4.50%         4.50%
Expected return on plan assets                     9.50%       9.50%       9.50%            9.00%          9.00%         9.00%
Health care cost trend rates                         -           -           -           7.80-11.00%    8.20-11.80%   8.50-12.50%
Ultimate health care cost trend rate
    after gradual decrease until 2006                -           -           -              5.00%          5.00%         5.00%


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

9. EMPLOYEE BENEFIT PLANS (CONTINUED)

   Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                               OTHER
                                                       POSTRETIREMENT BENEFITS
                                                       -----------------------
                                                                1998
                                                               ------
                                                           (In Millions)
   ONE PERCENTAGE POINT INCREASE
   Effect on total service and interest costs                  $  24
   Effect on postretirement benefit obligation                  (226)

   ONE PERCENTAGE POINT DECREASE
   Effect on total service and interest costs                  $ (19)
   Effect on postretirement benefit obligation                   187

   POSTEMPLOYMENT BENEFITS

   The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1998 and 1997 was $135 million and $144 million, respectively, and is included in "Other liabilities."

   OTHER EMPLOYEE BENEFITS

   The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary, resulting in $54 million, $63 million and $57 million of expenses included in "General and administrative expenses" for 1998, 1997 and 1996, respectively.

   DISCONTINUED OPERATIONS

   In connection with the disposal of the Company's HealthCare business, as more fully discussed in Note 3, the loss on disposal was reduced by an estimated curtailment gain of $30 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:

                                           1998         1997         1996
                                          ------       ------       ------
                                                        (In Millions)
Current tax expense (benefit):
    U.S.                                  $  983       $  (14)      $  400
    State and local                           54           51          108
    Foreign                                  148           64           48
                                          ------       ------       ------
    Total                                 $1,185       $  101       $  556
                                          ======       ======       ======

Deferred tax expense (benefit):

    U.S.                                  $ (193)      $  269       $ (428)
    State and local                           (6)           4           (2)
    Foreign                                  (16)          33           54
                                          ------       ------       ------
    Total                                 $ (215)      $  306       $ (376)
                                          ======       ======       ======
Total income tax expense                  $  970       $  407       $  180
                                          ======       ======       ======


The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:


                                                             1998        1997        1996
                                                            ------      ------      ------
                                                                   (In Millions)
Expected federal income tax expense                         $  908      $  480      $  539
Equity tax (benefit)                                            75         (65)       (365)
State and local income taxes                                    31          37          69
Tax-exempt interest and dividend received deduction            (46)        (67)        (67)
Other
                                                                 2          22           4
                                                            ------      ------      ------
Total income tax expense                                    $  970      $  407      $  180
                                                            ======      ======      ======

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

10. INCOME TAXES (CONTINUED)

    Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                             1998       1997
                                                           -------    -------
                                                              (In Millions)
Deferred tax assets
     Insurance reserves                                    $ 1,584    $ 1,482
     Policyholder dividends                                    265        250
     Net operating loss carryforwards                          260         80
     Litigation related reserves                               104        178
     Employee benefits                                          63         42
     Other                                                     134        287
                                                           -------    -------
     Deferred tax assets before valuation allowance          2,410      2,319
     Valuation allowance                                       (13)       (18)
                                                           -------    -------
     Deferred tax assets after valuation allowance           2,397      2,301
                                                           -------    -------

Deferred tax liabilities
     Investments                                             1,414      1,867
     Deferred policy acquisition costs                       1,436      1,525
     Depreciation                                               64         36
                                                           -------    -------
     Deferred tax liabilities                                2,914      3,428
                                                           -------    -------
Net deferred tax liability                                 $   517    $ 1,127
                                                           =======    =======

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1998 and 1997, respectively, the Company had federal life net operating loss carryforwards of $540 million and $1,200 million, which expire by 2012. At December 31, 1998 and 1997, respectively, the Company had state non-life operating loss carryforwards for tax purposes approximating $1,059 million and $800 million, which expire by 2018.

The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1989. The Service has examined the years 1990 through 1992. Discussions are being held with the Service with respect to proposed adjustments. Management, however, believes there are adequate defenses against, or sufficient reserves to provide for such adjustments. The Service has begun their examination of the years 1993 through 1995.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

11.   STATUTORY EQUITY AND INCOME

      Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefits reserves using different actuarial assumptions, not providing for deferred taxes, and valuing securities on a different basis. The Company's statutory net income, as filed with the New Jersey Department of Banking and Insurance was $1,247 million, $1,471 million and $1,402 million for the years 1998, 1997 and 1996, respectively. Statutory capital and surplus, as filed, at December 31, 1998 and 1997 was $8,536 million and $9,242 million, respectively.

12.   OPERATING LEASES

      The Company and its subsidiaries occupy leased office space in many locations under various long-term leases and have entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1998, future minimum lease payments under non-cancelable operating leases are estimated as follows:

                                                (In Millions)

               1999                               $   295
               2000                                   263
               2001                                   231
               2002                                   198
               2003                                   157
               Remaining years after 2003             753
                                                  -------
               Total                              $ 1,897
                                                  =======

      Amounts presented in the table above include operating leases relating to the Company's HealthCare business. See Note 3 for a discussion of the pending sale of this business. Amounts applicable to the HealthCare business are $65 million in 1999, $58 million in 2000, $52 million in 2001, $45 million in 2002, $34 million in 2003 and $89 million thereafter. Rental expense incurred for the years ended December 31, 1998, 1997 and 1996 was approximately $320 million, $352 million and $343 million, respectively.

13.   FAIR VALUE OF FINANCIAL INSTRUMENTS

      The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying value approximates estimated fair value).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

    FIXED MATURITIES AND EQUITY SECURITIES

    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement securities is based on amounts estimated by management.

    MORTGAGE LOANS ON REAL ESTATE

    The estimated fair value of the mortgage loan portfolio is primarily based upon the present value of the scheduled future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for a similar quality mortgage. For certain non-performing loans, the estimated fair value is based upon the present value of expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for current market spread for a similar quality mortgage.

    POLICY LOANS

    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.

    DERIVATIVE FINANCIAL INSTRUMENTS

    The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements discounted at the applicable zero coupon U.S. Treasury rate and swap spread. The fair value of forwards, futures and options is estimated based on market quotes for a transaction with similar terms. The estimated fair value of loan commitments is derived by comparing the contractual stream of fees with such fee streams adjusted to reflect current market rates that would be applicable to instruments of similar type, maturity, and credit standing.

    POLICYHOLDERS' ACCOUNT BALANCES

    Estimated fair values of policyholders' account balances are derived by using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued. For interest sensitive life contracts, fair value approximates carrying value.

    DEBT

    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.

-------------------------------------------------------------------------------
13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

      The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                        1998                             1997
                                                               -----------------------          ------------------------
                                                               CARRYING     ESTIMATED           CARRYING     ESTIMATED
                                                                AMOUNT      FAIR VALUE           AMOUNT      FAIR VALUE
                                                               --------     ----------          --------     ----------
                                                                                     (In Millions)
FINANCIAL ASSETS:
Other than trading:
  Fixed maturities:
        Available for sale                                     $ 80,158      $ 80,158           $ 75,270      $ 75,270
        Held to maturity                                         16,848        17,906             18,700        19,894
  Equity securities                                               2,759         2,759              2,810         2,810
  Mortgage loans on real estate                                  16,495        17,265             16,004        16,703
  Policy loans                                                    7,476         8,037              7,034         7,201
  Securities purchased under agreements to resell                 1,737         1,737                 -             -
  Short-term investments                                          9,781         9,781             12,106        12,106
  Cash                                                            1,943         1,943              1,859         1,859
  Restricted Assets                                               2,366         2,366              1,835         1,835
  Separate Account assets                                        81,621        81,621             73,839        73,839
  Derivative financial instruments                                  132           135                 93            92

Trading:
  Trading account assets                                       $  8,888      $  8,888           $  6,347      $  6,347
  Broker-dealer related receivables                              10,142        10,142              8,442         8,442
  Derivative financial instruments                                  765           765                910           910
  Securities purchased under agreements to resell                 8,515         8,515              8,661         8,661
  Cash collateral for borrowed securities                         5,622         5,622              5,047         5,047


FINANCIAL LIABILITIES:
Other than trading:
  Policyholders' account balances                              $ 30,974      $ 31,940           $ 33,246      $ 34,201
  Securities sold under agreements to repurchase                  7,085         7,085                 85            85
  Cash collateral for loaned securities                           2,450         2,450              9,647         9,647
  Short-term and long-term debt                                  14,816        15,084             11,047        11,131
  Securities sold but not yet purchased                           2,215         2,215                  -             -
  Separate Account liabilities                                   80,931        80,931             73,451        73,451
  Derivative financial instruments                                  390           391                100            99

Trading:
  Broker-dealer related payables                                $ 6,530      $  6,530           $  3,338      $  3,338
  Derivative financial instruments                                  725           725              1,019         1,019
  Securities sold under agreements to repurchase                 14,401        14,401             12,262        12,262
  Cash collateral for loaned securities                           4,682         4,682              4,470         4,470
  Securities sold but not yet purchased                           3,556         3,556              3,648         3,648



THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    INTEREST RATE SWAPS

    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. Under interest rates swaps, the Company agrees with other parties to exchange, at specified intervals the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at market value with changes in fair value reported in current period earnings.

    FUTURES AND OPTIONS

    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of futures and options is based on market quotes for transactions with similar terms.

    Under exchange-traded futures, the Company agrees to purchase a specified number of contracts with other parties and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14.   DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

      When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge permits such investment transactions to be executed with the least possible adverse market impact.

      Option premium paid or received is reported as an asset or liability and amortized into income over the life of the option. If options meet the criteria for hedge accounting, changes in their fair value are deferred and recognized as an adjustment to the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are recognized as an adjustment to interest income or expense of the hedged item. If the options do not meet the criteria for hedge accounting, they are fair valued, with changes in fair value reported in current period earnings.

      CURRENCY DERIVATIVES

      The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps to reduce market risks from changes in currency values of investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. Dollar.

      Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

      If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in current period earnings.

      The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1998 and 1997. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1998
                                  (In Millions)


                                    TRADING                    OTHER THAN TRADING                      TOTAL
                           -------------------------        -------------------------        -------------------------
                                          ESTIMATED                        ESTIMATED                        ESTIMATED
                           NOTIONAL       FAIR VALUE        NOTIONAL       FAIR VALUE        NOTIONAL       FAIR VALUE
                           --------       ----------        --------       ----------        --------       ----------

Swaps:
  Assets                   $  4,564        $    309         $  2,200         $    96        $  6,764         $    405
  Liabilities                 4,734             274            3,065             349           7,799              623

Forwards:
  Assets                     45,651             282            1,004              14          46,655              296
  Liabilities                39,153             280            2,039              37          41,192              317

Futures:
  Assets                      3,272              61            1,786              23           5,058               84
  Liabilities                 4,371              47              531               5           4,902               52

Options:
  Assets                      8,310             113              130               2           8,440              115
  Liabilities                 6,388             124              213               -           6,601              124
                           --------        --------         --------         -------        --------         --------
Total:
  Assets                   $ 61,797        $    765         $  5,120         $   135        $ 66,917         $    900
                           ========        ========         ========         =======        ========         ========
  Liabilities              $ 54,646        $    725         $  5,848         $   391        $ 60,494         $  1,116
                           ========        ========         ========         =======        ========         ========


THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

                        DERIVATIVE FINANCIAL INSTRUMENTS
                                DECEMBER 31, 1997
                                  (In Millions)


                                      TRADING                  OTHER THAN TRADING                    TOTAL
                             --------------------------     -------------------------      --------------------------
                                            ESTIMATED                      ESTIMATED                       ESTIMATED
                             NOTIONAL       FAIR VALUE      NOTIONAL       FAIR VALUE      NOTIONAL        FAIR VALUE
                             --------       -----------     --------      -----------      --------        ----------
Swaps:
  Assets                     $ 5,798         $  316         $ 1,446         $   67          $ 7,244         $  383
  Liabilities                  5,439            418           1,197             70            6,636            488


Forwards:
  Assets                      29,947            438           1,171             25           31,118            463
  Liabilities                 29,985            461             687              8           30,672            469


Futures:
  Assets                       4,103             51              46             -             4,149             51
  Liabilities                  3,064             50           3,320             21            6,384             71


Options:
  Assets                       6,893            105             239             -             7,132            105
  Liabilities                  3,946             90             224             -             4,170             90
                             -------        -------         -------         ------          -------        -------
Total:
  Assets                     $46,741        $   910         $ 2,902         $   92          $49,643        $ 1,002
                             =======        =======         =======         ======          =======        =======
  Liabilities                $42,434        $ 1,019         $ 5,428         $   99          $47,862        $ 1,118
                             =======        =======         =======         ======          =======        =======


CREDIT RISK

The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1998 and 1997 approximately 97% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

Net trading revenues for the years ended December 31, 1998, 1997 and 1996 relating to forwards, futures and swaps were $67 million, $(5) million and $(13) million; $59 million, $37 million and $(13) million; and $42 million, $32 million and $(11) million, respectively. Net trading revenues for options were not material. Average fair values for trading derivatives in an asset position during the years ended December 31, 1998 and 1997 were $1,165 million and $1,015 million, respectively, and for derivatives in a liability position were $1,140 million and $1,166 million, respectively. Of those derivatives held for trading purposes at December 31, 1998, 63% of the notional amount consisted of interest rate derivatives, 32% consisted of foreign currency derivatives, and 5% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1998, 60% of notional consisted of interest rate derivatives, 31% consisted of foreign currency derivatives, and 9% consisted of equity and commodity derivatives.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (CONTINUED)

    OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities, and unused credit card and home equity lines. In connection with the Company's commercial banking business, loan commitments for credit cards and home equity lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card and home equity commitments were $3.0 billion of which $2.2 billion remains available at December 31, 1998.

    Also in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and unsecured basis. Aggregate financing commitments on a secured basis approximate $6.1 billion of which $3.3 billion remains available at December 31, 1998. Unsecured commitments approximate $65.0 million, the majority of which is outstanding at December 31, 1998.

    Other commitments substantially include commitments to purchase and sell mortgage loans and the underfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.5 billion of which $1.8 billion remain available at December 31, 1998. Additionally, mortgage loans sold with recourse were $0.5 billion at December 31, 1998.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate, and performing other monitoring procedures. At December 31, 1998 these were immaterial.

15. DIVESTITURE

    On July 31, 1996, the Company sold a substantial portion of its Canadian Branch business to the London Life Insurance Company ("London Life"). This transaction was structured as a reinsurance transaction whereby London Life assumed total liabilities of the Canadian Branch equal to $3,291 million as well as a related amount of assets equal to $3,205 million. This transfer resulted in a reduction of policy liabilities of $3,257 million and a corresponding reduction in invested assets. The Company recognized an after-tax gain in 1996 of $116 million as a result of this transaction, recorded in "Realized investment gains, net."

16. CONTINGENCIES AND LITIGATION

    STOP-LOSS REINSURANCE AGREEMENT

    In connection with the sale in 1995 of its wholly-owned subsidiary Prudential Reinsurance Company ("Pru Re"), the Company's subsidiary, Gibraltar Casualty Insurance Company ("Gibraltar") entered into a stop-loss reinsurance agreement with Pru Re whereby Gibraltar has reinsured up to $375 million of the first $400 million of aggregate adverse loss development on reserves recorded by Pru Re at June 30, 1995. The Company has guaranteed

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

16. CONTINGENCIES AND LITIGATION (CONTINUED)


    Gibraltar's obligations arising under the stop-loss agreement subject to a limit of $375 million. Through December 31, 1998, Gibraltar has incurred $375 million in losses under the stop-loss agreement, including $90 million in 1998. Gibraltar has paid $197 million to Pru Re under the stop-loss agreement.

    ENVIRONMENTAL AND ASBESTOS-RELATED CLAIMS

    Certain of the Company's subsidiaries received claims under expired contracts which assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for such claims cannot be estimated by traditional reserving techniques. As a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Extensive litigation between insurers and insureds over these issues continues and the outcome is not predictable. In establishing the liability for unpaid claims for these losses, management considered the available information. However, given the expansion of coverage and liability by the courts and legislatures in the past, and potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established.

    MANAGED CARE REIMBURSEMENT

    The Company has reviewed its obligations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    REINSURANCE AND PARTICIPATION AGREEMENT

    The Company and a number of other insurers ("the Consortium") entered into a Reinsurance and Participation Agreement (the "Agreement") with MBL Life Assurance Corporation ("MBLLAC") and others, under which the Company and the other insurers agreed to reinsure certain payments to be made to contract holders by MBLLAC in connection with the plan of rehabilitation of Mutual Benefit Life Insurance Company. Under the agreement, the Consortium, subject to certain terms and conditions, will indemnify MBLLAC for the ultimate net loss sustained by MBLLAC on each contract subject to the Agreement. The ultimate net loss represents the amount by which the aggregate required payments exceed the fair market value of the assets supporting the covered contracts at the time such payments are due. The Company's share of any net loss is 30.55%. The Company has determined that it does not expect to make any payments to MBLLAC under the agreement. The Company concluded this after testing a wide range of potentially adverse scenarios during the rehabilitation period for MBLLAC. In November 1998, the Rehabilitation Court approved the sale of MBLLAC's individual life insurance and individual group annuity business to affiliates of SunAmerica Inc. Upon the end of the rehabilitation period, expected during 1999, the agreement will terminate.

    LITIGATION

    Various lawsuits against the Company have arisen in the course of the Company's business. In certain of these matters, large and/or indeterminate amounts are sought.

    Two putative class actions and approximately 320 individual actions were pending against the Company in the United States as of January 31, 1999 brought on behalf of those persons who purchased life insurance policies allegedly because of deceptive sales practices engaged in by the Company and its insurance agents in violation of state and federal laws. Additional suits may be filed by individuals who opted out of the class action settlement described below. The sales practices alleged to have occurred are contrary to Company policy. Some of these cases seek substantial damages while others seek unspecified compensatory, punitive and treble damages. The Company intends to defend these cases vigorously.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)

    A Multi-State Life Insurance Task Force (the "Task Force"), comprised of insurance regulators from 29 states and the District of Columbia, was formed in April 1995 to conduct a review of sales and marketing practices throughout the life insurance industry. The Company was the initial focus of the Task Force examination. On July 9, 1996, the Task Force released its report on the Company's activities. The Task Force found that some sales of life insurance policies by the Company had been improper and that the Company's efforts to prevent such practices were not sufficiently effective. Based on the findings, the Task Force recommended, and the Company agreed to, various changes to its sales and business practices controls, and a series of fines allocated to all 50 states and the District of Columbia. In addition, the Task Force recommended a remediation program pursuant to which the Company would offer relief to the policyowners who were misled when they purchased permanent life insurance policies in the United States from 1982 to 1995.

    On October 28, 1996, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in the consolidated class action lawsuit pending in a Multi-District Litigation proceeding in the U.S. District Court for the District of New Jersey. The class action suit involved alleged improprieties in connection with the Company's sale, servicing and operation of permanent life insurance policies from 1982 through 1995. Pursuant to the settlement, the Company agreed to provide certain enhancements and changes to the remediation program previously accepted by the Task Force, including some additional remedies. In addition, the Company agreed that it would incur a minimum cost of $410 million in providing remedies to policyowners under the program and, in specified circumstances, agreed to make certain other payments and guarantees. Under the terms of the settlement, the Company agreed to a minimum average cost per remedy of $2,364 for up to 330,000 claims remedied and also agreed to provide additional compensation to be determined by formula that will range in aggregate amount from $50 million to $300 million depending on the total number of claims remedied. At the end of the remediation program's claim evaluation process, the Court will determine how the additional compensation will be distributed.

    The terms of the remediation program described above were enhanced again in February 1997 pursuant to agreements reached with several states that had not previously accepted the terms of the program. These changes were incorporated as amendments to the above-described Stipulation of Settlement and related settlement documents, and the amended Stipulation of Settlement was approved as fair to class members by the U.S. District Court in March 1997. By that point in time, the Company had entered into agreements with all 50 states and the District of Columbia pursuant to which each jurisdiction had accepted the remediation plan and the Company had agreed to pay approximately $65 million in fines, penalties and related payments.

    The decision of the U.S. District Court to certify a class in the above-described litigation for settlement purposes only and to approve the class action settlement as described in the amended Stipulation of Settlement was affirmed by the U.S. Court of Appeals for the Third Circuit in July 1998 although the issue of class counsel's fees was sent back to the U.S. District Court for review. The Supreme Court denied certiorari in January 1999, thereby making final the approval of the class action settlement.

    While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The releases granted by the state insurance regulators pursuant to the individual state settlement agreements do not become final until the remediation program has been completed without any material changes to which those regulators have not agreed. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the class action settlement.

    Pursuant to the state agreements and the amended Stipulation of Settlement, as approved by the U.S. District Court, the Company initiated its remediation program in 1997. The Company mailed packages and provided broad class notice to the owners of approximately 10.7 million policies eligible to participate in the remediation program in

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)

    October 1996, informing them of their rights. Owners of approximately 21,800 policies elected to be excluded from the class action settlement. Of those eligible to participate in the settlement, policyowners who believed they were misled were invited to file a claim through an Alternative Dispute Resolution ("ADR") process. The ADR process was established to enable the Company to discharge its liability to the affected policyowners. Policyowners who did not wish to file a claim in the ADR process were permitted to choose from options available under Basic Claim Relief, such as preferred rate premium loans, or annuities, mutual fund shares or life insurance policies that the Company will enhance.

    In January 1997 the U.S. District Court sanctioned and fined the Company $1 million for failure to properly implement procedures for its employees to retain documents in violation of the Courts' order that required the parties to preserve all documents relevant to the class action and remediation program. The Court ordered the Company to implement a document retention policy and directed that an independent expert be engaged to investigate the extent of document destruction and its impact on the remediation program.

    In response to the class notices, the owners of approximately 503,000 policies indicated an interest in a Basic Claim Relief remedy. Management believes that costs associated with providing Basic Claim Relief will not be material to the Company's financial position or results of operations.

    The owners of approximately 1.16 million policies responded to the class notices by indicating an intent to file an ADR claim. All policyholders who responded were provided an ADR claim form for completion and submission. The ADR process generally requires that individual claim forms and files be reviewed by the Company and by one or more independent claim evaluators. Approximately 649,000 claim forms were completed and returned and approximately 591,000 decision letters had been mailed to claimants as of January 31, 1999. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. Management believes that the bulk of such appeals will be resolved in 1999.

    In 1996, the Company recorded in its Consolidated Statement of Operations the cost of $410 million as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of losses associated with the settlement. In 1997, based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received, management increased the estimated liability for the cost of remedying policyholder claims in the ADR process by $1.64 billion before taxes to approximately $2.05 billion before taxes, of which $1.80 billion was funded in a settlement trust. Management expressly noted that additional cost items were anticipated that could not be fully evaluated at that time.

    In 1998, based on estimates derived from an analysis of claims actually remedied (including interest), a sample of claims still to be remedied, an estimate of additional liability associated with the results of the investigation by the independent expert regarding the impact of document destruction on the ADR program, and an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision, management increased the estimated liability for the cost of ADR remedies by $.51 billion before taxes to a total of $2.56 billion before taxes, all of which has been funded in a settlement trust as discussed in Note 4. The Company has also recorded from 1996 through 1998 additional charges to reflect ongoing administrative costs related to the ADR program, regulatory fines, penalties and related payments, litigation costs and settlements, and other fees and expenses associated with the resolution of sales practices issues. While management believes the foregoing provisions are reasonable estimates based on information currently available, the ultimate amount of the total cost of remedied policyholder claims and other related costs is dependent on complex and varying factors, including the relief options still to be chosen by claimants, the dollar value of those options, and the number and type of claims that may successfully be appealed.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
16. CONTINGENCIES AND LITIGATION (CONTINUED)


    The Company's litigation is subject to many uncertainties, and given the complexity and scope, the outcomes cannot be predicted with precision. It is possible that the results of operations or the cash flow of the Company, in particular quarterly or annual periods, could be materially affected by an ultimate unfavorable outcome of the matters specifically discussed above. Management believes, however, that the ultimate resolution of all such matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.


                                     ******

                         SUPPLEMENT DATED MAY 1, 1999
                       TO PROSPECTUS DATED MAY 1, 1999
                 FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

                  SPECIAL FEATURES OF THE GROUP CONTRACT FOR
                         DAIMLERCHRYSLER CORPORATION



THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1999 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT IS NOT A COMPLETE PROSPECTUS, AND MUST BE ACCOMPANIED BY THE PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND CERTAIN OTHER ASPECTS OF THE DAIMLERCHRYSLER CORPORATION GROUP CONTRACT AND CERTIFICATES. IN THIS SUPPLEMENT, WE LIST THE 16 FUNDS THAT ARE AVAILABLE TO YOU UNDER THE DAIMLERCHRYSLER CORPORATION GROUP CONTRACT AND CERTIFICATES.


Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.


ELIGIBILITY AND ENROLLMENT

WHO IS ELIGIBLE FOR COVERAGE?

Eligible Group Members for the Group Variable Universal Life Insurance are:

o Salaried EMPLOYEES of DaimlerChrysler Corporation and certain subsidiaries who work full-time on a regular basis.

o Part-time EMPLOYEES of DaimlerChrysler Corporation and certain subsidiaries who are officially classified by DaimlerChrysler as "reduced hour" or "job share" employees.

o SPOUSES of eligible employees who are younger than 65 when they enroll, provided they are not confined for medical treatment at home or elsewhere.

          Spouses who are also employees of DaimlerChrysler may not be covered both as an employee and a spouse. If, after the death of a spouse, we become aware that a spouse enrolled as both an employee and a spouse, we will pay a death benefit as though the spouse were an employee. We will return the premiums that were paid as a spouse, and we will retain any investment gain or loss.


GL.99.598

      See the APPLICANT OWNER PROVISION section of the prospectus to learn about how a spouse may apply for coverage on the life of the employee.


We refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.


In addition, CHILDREN of eligible employees are eligible for dependent term life coverage from age 14 days to 19 years (or, if an unmarried student, to age 25). Eligible children include legally adopted children, stepchildren and foster children who live with the employee and depend on the employee wholly for support.


     o Before a child can become covered, the employee or the spouse must be covered for the Group Variable Universal Life Insurance. The child will not be eligible if he or she is confined for medical care or treatment at home or elsewhere.

     o When a child reaches age 19 (or, if an unmarried student, age 25), he or she may continue coverage if he or she is not physically or mentally capable of self-support. The employee must give Prudential evidence of the incapacity within 31 days after coverage would end.

     o Children who are also employees of DaimlerChrysler may not be covered both as an employee and a dependent. And, if both parents are employees of DaimlerChrysler, a child may be covered by only one parent.


IS THERE A LIMITED ENROLLMENT PERIOD?

No, an eligible employee or spouse may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of the Covered Person's good health before that person can become covered.

COVERAGE INFORMATION

HOW MUCH COVERAGE MAY A PARTICIPANT BUY?


A Participant who is an employee may choose from one of eight Face Amounts. The choices range from a minimum Face Amount of $10,000 to a Face Amount equal to five times annual base salary up to a maximum of $3,000,000. (When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it's not already an even multiple of $1,000.)


A Participant who is a spouse may choose from one of these four Face Amounts:
$100,000, $75,000, $50,000 and $25,000. The Face Amount may not be more than three times the employee's annual base salary.

HOW MUCH TERM LIFE COVERAGE MAY A PARTICIPANT BUY FOR A DEPENDENT CHILD?

A Participant may choose from one of these five amounts of term life insurance for each eligible child: $20,000, $15,000, $10,000, $5,000 and $1,000.

WHEN MUST I GIVE EVIDENCE OF GOOD HEALTH?

FOR A CURRENT PARTICIPANT WHO IS AN EMPLOYEE: You must give evidence of good health if you increase your Face Amount.

FOR A NEWLY HIRED ELIGIBLE GROUP MEMBER: You must give evidence of good health if you enroll for a Face Amount that is more than $1,500,000. If you enroll more than 31 days after you first become eligible, you must give evidence of good health to enroll for any Face Amount.

FOR A NEW DEPENDENT SPOUSE OR CHILD: A spouse must give evidence of good health to enroll for a Face Amount that is more than $1,500,000. If the spouse enrolls more than 31 days after he or she is first eligible, he or she must give evidence of good health to enroll for any Face Amount. A spouse is first eligible on the date of marriage to the employee.

You may enroll a dependent child without giving evidence of good health if you enroll the child within 45 days after the child first becomes eligible. A child first becomes eligible at 14 days old. In addition, a child is eligible on adoption or on the date a court decree makes the child your dependent providing the child is at least 14 days old.

You will need to give evidence of good health if you decline coverage for a spouse or child and later decide to enroll, or if you want to increase the coverage amount.

CAN I INCREASE MY COVERAGE AMOUNT?

Yes. You may increase your Face Amount of Insurance at any time but you must give evidence of good health.

WILL MY COVERAGE AMOUNT EVER DECREASE?

Yes. At age 70, your Face Amount will reduce to 60% of your Face Amount before age 70. At age 75, it will reduce to 40% of your Face Amount before age 70. And, at age 80, it will reduce to 25% of your Face Amount before age 70. It will never be less than $10,000.

See the CHANGES IN FACE AMOUNT and TAX TREATMENT OF CERTIFICATE BENEFITS sections of the prospectus.

DOES MY CERTIFICATE INCLUDE AN ACCELERATED DEATH BENEFIT PROVISION?

Yes. A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. A Participant who is an employee may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. A Participant who is a spouse may elect up to 50%, subject to a maximum of $50,000. "Terminally ill" means the Participant has a life expectancy of 6 months or less.


AM I ENTITLED TO ADDITIONAL BENEFITS?

Yes. You are eligible for the Accelerated Death Benefit and Dependent Life Benefits, as stated earlier.


DOES THE COVERAGE HAVE EXCLUSIONS?

Yes. As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the SUICIDE EXCLUSION section of the prospectus.


WHAT ARE THE TERMS OF A POLICY LOAN?

AMOUNT AVAILABLE FOR BORROWING: You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options. The minimum loan amount is $200.

INTEREST RATE: The net cost of the loan is equal to an annual rate of 2%.

See the LOANS section of the prospectus for more details.

PREMIUMS

HOW DO I PAY PREMIUMS?

For active employees and their dependents, DaimlerChrysler will send routine premium payments to Prudential by payroll deduction. DaimlerChrysler will send the premiums monthly. Retirees, employees on an approved leave of absence, and employees who elect portability will be billed directly by Prudential and will submit their premium payments directly to Prudential.

HOW MUCH MONEY CAN I CONTRIBUTE TO MY INVESTMENT OPTIONS?

You can contribute, subject to annual and lifetime limits set by the Internal Revenue Service, any dollar amount. The minimum investment option contribution is $10. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.

MAY I MAKE ADDITIONAL PREMIUM PAYMENTS?

Yes. You may make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.

INVESTMENT OPTIONS

WHAT INVESTMENT OPTIONS ARE AVAILABLE?


THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives and principal strategies are as follows:

DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

EQUITY INCOME PORTFOLIO: The investment objective is both current income and capital appreciation. The Portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") or the NYSE Composite Index.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

PRUDENTIAL JENNISON PORTFOLIO: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

ALLIANCE CAPITAL

The portfolio of the Alliance Variable Products Series Fund, Inc. in which the Separate Account may currently invest and its investment objective are as follows:

PREMIER GROWTH PORTFOLIO: Seeks growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. This portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

DREYFUS CORPORATION FUNDS

The portfolio of the Dreyfus Variable Investment Fund in which the Separate Account may currently invest and its investment objective are as follows:

DISCIPLINED STOCK PORTFOLIO: Seeks to provide investment results that are greater than the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Index. This portfolio will use quantitative statistical modeling techniques to construct a portfolio in an attempt to achieve its investment objective, without assuming undue risk relative to the broad stock market.

FRANKLIN TEMPLETON

The Class 2 portfolio of the Templeton Variable Products Series Fund in which the Separate Account may currently invest and its investment objective are as follows:

TEMPLETON INTERNATIONAL FUND: The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including emerging markets.

KEMPER VARIABLE SERIES

The portfolio of Kemper Variable Series in which the Separate Account may currently invest (the "Kemper Series") and its investment objective are as follows:

HIGH YIELD PORTFOLIO: Seeks to provide a high level of current income by investing in lower rated fixed-income securities.

MFS(R) VARIABLE INSURANCE TRUST(sm)

The portfolios of the MFS Variable Insurance Trust in which the Separate Account may currently invest and their investment objectives are as follows:

MFS EMERGING GROWTH SERIES:  Seeks to provide long-term growth of capital.

MFS RESEARCH SERIES: Seeks to provide long-term growth of capital and future income.

T. ROWE PRICE VARIABLE FUNDS

The portfolios of the T. Rowe Price Equity Series, Inc. in which the Separate Account may currently invest and their investment objectives are as follows:

MID-CAP GROWTH PORTFOLIO: Seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of common stocks of medium-sized (mid-cap) companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. Mid-cap companies are defined as those with a market capitalization within the range of companies in the S&P 400 Mid-Cap Index.


NEW AMERICA GROWTH PORTFOLIO: Seeks to provide long-term growth of capital by investing primarily in common stocks of U.S. growth companies operating in service industries. The portfolio invests in stocks that range from large to small service companies expected by the fund's investment adviser to show superior earnings growth and that are above-average performers in their fields.



FUND FEES AND EXPENSES

===============================================================================================
        FUNDS                         INVESTMENT              OTHER          TOTAL FUND
                                    MANAGEMENT FEE  12B-1   EXPENSES       ANNUAL EXPENSES
                                                    FEES                   (AFTER EXPENSE
                                                                         REIMBURSEMENTS) (1)
-----------------------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND, INC.
 Diversified Bond Portfolio (2)         0.40%         -       0.02%             0.42%
 Equity Portfolio (2)                   0.45%         -       0.02%             0.47%
 Equity Income Portfolio (2)            0.40%         -       0.02%             0.42%
 Flexible Managed Portfolio (2)         0.60%         -       0.01%             0.61%
 Global Portfolio (2)                   0.75%         -       0.11%             0.86%
 Money Market Portfolio (2)             0.40%         -       0.01%             0.41%
 Prudential Jennison Portfolio (2)      0.60%         -       0.03%             0.63%
 Stock Index Portfolio (2)              0.35%         -       0.02%             0.37%

-----------------------------------------------------------------------------------------------
ALLIANCE VARIABLE PRODUCTS SERIES
FUND, INC.
 Premier Growth Portfolio (3)           0.97%         -       0.09%             1.06%

-----------------------------------------------------------------------------------------------
DREYFUS FUNDS
 Disciplined Stock Portfolio            0.75%         -       0.13%             0.88%
-----------------------------------------------------------------------------------------------
FRANKLIN(R) TEMPLETON(R):
TEMPLETON VARIABLE PRODUCTS SERIES
FUND (CLASS 2 SHARES)
 Templeton International Fund (4)       0.69%       0.25%     0.17%             1.11%
-----------------------------------------------------------------------------------------------
KEMPER VARIABLE SERIES
 High Yield Portfolio                   0.60%         -       0.05%             0.65%
-----------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST(K)
 MFS Emerging Growth Series (5)         0.75%         -       0.10%             0.85%
 MFS Research Series (5)                0.75%         -       0.11%             0.86%
-----------------------------------------------------------------------------------------------
T. ROWE PRICE VARIABLE FUNDS
 Mid-Cap Growth Portfolio (6)           0.85%         -       0.00%             0.85%
 New America Growth Portfolio (6)       0.85%         -       0.00%             0.85%
===============================================================================================

(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) With respect to the Prudential Series Fund, Inc. portfolios, except for the Global Portfolio, Prudential reimburses a portfolio when its ordinary operating expenses, excluding taxes, interest, and brokerage commissions exceed 0.75% of the portfolio's average daily net assets. The amounts listed for the portfolios under Other Expenses are based on amounts incurred in the last fiscal year.

(3) Total Fund Annual Expenses for the Alliance Variable Products Series Fund are stated net of expenses waived or reimbursed. The expenses of the following Portfolio, before expense reimbursements, would be: Premier Growth Portfolio: investment management fee 1.00%, other expenses 0.09% and total fund annual expenses 1.09%.

(4) Class 2 of the Templeton Variable Products Series Templeton International Fund has a distribution plan or "Rule 12b-1 Plan" which is described in the Templeton Variable Products Series Fund's prospectus. Expenses may vary.

(5) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

(6) The investment management fee for the Mid-Cap Growth Portfolio and the New America Growth Portfolio in the T. Rowe Price Variable Funds includes the ordinary expenses of operating the Portfolios. Fees and expenses are for the year ended December 31, 1998.

FUND ADVISERS

Prudential is the investment adviser of each of the portfolios of the Prudential Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a service agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a subadvisory agreement with its wholly-owned subsidiary Jennison Associates LLC ("Jennison"), under which Jennison provides investment advisory services for the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC and Jennison are registered as investment advisers under the Investment Advisers Act of 1940.

Alliance Capital Management L.P. ("Alliance") is the investment adviser to the Alliance Variable Products Series Fund, Inc. Alliance's principal business address is 1345 Avenue of the Americas, New York, New York 10105. The principal underwriter of the funds is Alliance Fund Distributors, Inc., a subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Dreyfus Funds. Dreyfus' principal business address is 200 Park Avenue, New York, New York 10166. The principal underwriter of the portfolios and funds is Premier Mutual Fund Services, Inc., located at 60 State Street, Boston, Massachusetts 02109.

Templeton Investment Counsel, Inc. ("TICI") serves as the investment manager for the Templeton Variable Products Series (Class 2 Shares) International Fund. TICI is a Florida corporation with offices at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. The Investment Manager for the Developing Markets Fund is Templeton Asset Management Ltd., a Singapore corporation with offices at 7 Temasek Blvd., #38-03, Suntec Tower One, Singapore 038987. The principal underwriter of the Funds is Franklin Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

The asset manager of the Kemper Variable Series is Scudder Kemper Investments, Inc. ("Scudder Kemper"). Scudder Kemper's principal business address is Two International Place, Boston, Massachusetts 02110-4103.

The investment adviser for the MFS(R) Variable Insurance Trust(sm) is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116. The principal underwriter of the series is MFS Fund Distributors, Inc.
located at 500 Boylston Street, Boston, Massachusetts 02116.

The investment manager for the T. Rowe Price Variable Funds is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Investment Services, Inc. serves as the principal underwriter of the portfolios.

Your enrollment kit gives more information about the past performance of each investment option.


You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%.


CHANGES IN PERSONAL STATUS

IS THERE A DISABILITY PROVISION UNDER MY CERTIFICATE?

No. But you may continue your GVUL Coverage while on Disability Leave of Absence that is approved by DaimlerChrysler. Prudential will bill you directly for premium payments, and will charge a fee of $3 per bill.


CAN I CONTINUE COVERAGE WHEN I RETIRE?

Yes. Prudential will bill you directly for premium payments, and will charge a fee of $3 per bill.

CAN I CONTINUE COVERAGE IF I LEAVE THE COMPANY FOR REASONS OTHER THAN
RETIREMENT?

You may continue coverage on a Portable basis if you leave DaimlerChrysler for any reason. A spouse may also continue coverage on a Portable basis. Rates for Portable coverage are higher than rates for coverage as an active employee. Prudential will bill you directly for premium payments and will charge a fee of $3 per bill.

DOES MY COVERAGE END AT A CERTAIN AGE?

Yes. Your coverage will end at age 100. See the HOW PRUDENTIAL ISSUES CERTIFICATES section of the prospectus to see what options you have when your coverage ends.

WHAT HAPPENS IF THE GROUP CONTRACT IS TERMINATED?

Either DaimlerChrysler or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not DaimlerChrysler replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

o If DaimlerChrysler DOES replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

o If DaimlerChrysler DOES NOT replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; or elect to receive the Cash Surrender Value of your Certificate.

See the OPTIONS ON TERMINATION OF COVERAGE section of the prospectus.

CHARGES AND EXPENSES

WHAT ARE THE CHARGES?

The current charges under the DaimlerChrysler Group Contract are as follows:

1. CHARGES FOR TAXES ON PREMIUM PAYMENTS. Prudential deducts a charge of 1.92% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 1.57%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2. DAILY CHARGES FOR MORTALITY AND EXPENSE RISKS. Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Fund(s) you select. This charge is to compensate Prudential for assuming mortality and expense risks.

   For DaimlerChrysler, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.


3. DAILY CHARGES FOR INVESTMENT MANAGEMENT FEES AND EXPENSES. Each of the underlying mutual funds deducts investment management fees and expenses. These fees are described earlier in this supplement.


4. MONTHLY CHARGES. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $1 for administrative expenses from your Certificate Fund.

5. POSSIBLE ADDITIONAL CHARGES. Prudential will not charge for the first 12 transfers you make between investment options in a Certificate Year. But, if you make more than 12 transfers in a Certificate Year, Prudential will charge $20 per transfer. Prudential does not currently charge for other transactions, but reserves the right to do so in the future, as explained in the prospectus.

See the CHARGES AND EXPENSES section of the prospectus for more details.

WHEN MAY CHARGES CHANGE?


The prospectus lists the MAXIMUM CHARGES that we may charge under the DaimlerChrysler Group Contract. Under no circumstances will we exceed these charges. Within these maximums, we may vary the amount or level of charges. In general, we will not change these amounts more often than once a year. We will give you a new prospectus each year that shows any new charges. If we change the charges during a year, we will send you a notice of the change.


ILLUSTRATION OF DEATH BENEFITS AND CASH SURRENDER VALUES


On the next several pages, we show you two examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the DaimlerChrysler Group Contract.


ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

o The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

o    The Face Amount of insurance under the Certificate is $100,000.

o The Participant makes a $100 premium payment on the first day of each month, for a total of $1200 over the course of each year.


ILLUSTRATION #1

In Illustration #1, we assumed that the CURRENT CHARGES Prudential deducts would stay the same as long as the Certificate remains in effect. Accordingly, we assumed the following charges:

o The charge deducted from each premium payment for taxes on premium payments is 1.92%.

o    Prudential deducts no sales charge from premium payments.

o    Prudential deducts no processing charge from premium payments.

o    Each month, Prudential deducts a $1 charge for administrative expenses.

o Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

o Prudential deducts the current cost of insurance charge under the DaimlerChrysler Group Contract.

o    Prudential does not deduct a surrender charge.


ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of current charges, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made.

Here's what we assumed:

o The charge deducted from each premium payment for taxes on premium payments is 1.92%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

o    Prudential deducts a sales charge equal to 3.5% from each premium payment.

o    Prudential deducts a processing charge of $2 from each premium payment.

o    Each month, Prudential deducts a $6 charge for administrative expenses.

o Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

o The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 100% of the 1980 Commissioner's Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

o Prudential deducts a charge upon surrender equal to the lesser of $20 or 2% of the amount surrendered.


ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 16 Funds available under the Group Contract.

Each illustration shows three different assumptions about the investment performance - or "investment return" - of the Funds. The three different assumptions are:

o    gross annual rate of return is 0%

o    gross annual rate of return is 4.5%

o    gross annual rate of return is 9%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

o    The first column shows the CERTIFICATE YEAR.

o The second column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

o The next three columns show what the DEATH BENEFIT would be for each of the four investment return assumptions (0%, 4.5% and 9%).

o The last three columns show what the CASH SURRENDER VALUE would be for each of the four investment return assumptions (0%, 4.5% and 9%).

You should note that:

o    Both "gross" and "net" investment returns are shown.

o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

     - Fund investment management fees and other expenses were assumed to equal 0.71% per year, which was the average Fund expense in 1998.

     - For Illustration #1, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #1, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.16%, 3.34% and 7.84%.

     - For Illustration #2, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #2, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.61%, 2.89% and 7.39%.

o The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

o    We assumed no loans or partial withdrawals were taken.

o    Neither illustration reflects Dividends or Experience Credits.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.

                                                           ILLUSTRATION #1

                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40
                                        ASSUME PAYMENT OF $100 MONTHLY PREMIUMS FOR ALL YEARS
                           USING CURRENT EXPENSE CHARGES AND CURRENT NON-SMOKER COST OF INSURANCE CHARGES


                                      Death Benefit (1)                           Cash Surrender Value (1)
                           ----------------------------------------       -----------------------------------------
                             Assuming Hypothetical Gross (and Net)           Assuming Hypothetical Gross (and Net)
                                 Annual Investment Return of                     Annual Investment Return of
  End of    Premiums       ----------------------------------------       -----------------------------------------
Certificate Accumulated     0% Gross      4.5% Gross     9% Gross          0% Gross     4.5% Gross      9% Gross
   Year     at 4% per year (-1.16%) Net  (3.34% Net)    (7.84% Net)       (-1.16%) Net  (3.34% Net)    (7.84% Net)
            ----------     -----------   -------------  -----------       ------------  ------------   ------------
     1         $1,226        $101,064        $101,090     $101,116             $1,064        $1,090         $1,116
     2          2,501         102,116         102,217      102,319              2,116         2,217          2,319
     3          3,827         103,156         103,381      103,617              3,156         3,381          3,617
     4          5,206         104,184         104,585      105,017              4,184         4,585          5,017
     5          6,640         105,199         105,828      106,526              5,199         5,828          6,526
     6          8,131         106,145         107,053      108,093              6,145         7,053          8,093
     7          9,682         107,079         108,319      109,782              7,079         8,319          9,782
     8         11,295         108,003         109,627      111,603              8,003         9,627         11,603
     9         12,973         108,916         110,979      113,568              8,916        10,979         13,568
    10         14,718         109,819         112,376      115,686              9,819        12,376         15,686
    15         24,546         113,376         119,197      128,041             13,376        19,197         28,041
    20         36,503         115,646         126,019      144,698             15,646        26,019         44,698
    25         51,051         116,874         133,034      167,845             16,874        33,034         67,845
    30         68,751         114,317         137,139      196,943             14,317        37,139         96,943
    35         90,286          73,335         103,577      201,173             13,335        43,577        141,173
    40        116,486          52,499          91,267      257,844 (2)         12,499        51,267        203,808 (2)

(1)  Assumes no loan or partial withdrawal has been made.

(2)  As illustrated, the certificate's Death Benefit has been increased in order to satisfy the Definition of Life Insurance.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES
OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                                                 17

                                                           ILLUSTRATION #2

                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40
                                        ASSUME PAYMENT OF $100 MONTHLY PREMIUMS FOR ALL YEARS
                                                  USING MAXIMUM CONTRACTUAL CHARGES


                                      Death Benefit (1)                            Cash Surrender Value (1)
                           -----------------------------------------       ------------------------------------------
                             Assuming Hypothetical Gross (and Net)             Assuming Hypothetical Gross (and Net)
                                 Annual Investment Return of                      Annual Investment Return of
  End of     Premiums      -----------------------------------------       ------------------------------------------
Certificate Accumulated     0% Gross      4.5% Gross      9% Gross         0% Gross      4.5% Gross       9% Gross
   Year     at 4% per year (-1.61%) Net   (2.89% Net)    (7.39% Net)       (-1.61%) Net  (2.89% Net)    (7.39% Net)
            -----------    -----------    -----------    -----------       ----------    ------------   -------------
     1          $1,226       $100,721       $100,739       $100,756             $706            $724            $741
     2           2,501        101,404        101,472        101,541            1,384           1,452           1,521
     3           3,827        102,046        102,196        102,352            2,026           2,176           2,332
     4           5,206        102,648        102,909        103,191            2,628           2,889           3,171
     5           6,640        103,206        103,608        104,056            3,186           3,588           4,036
     6           8,131        103,718        104,290        104,948            3,698           4,270           4,928
     7           9,682        104,184        104,953        105,865            4,164           4,933           5,845
     8          11,295        104,602        105,593        106,807            4,582           5,573           6,787
     9          12,973        104,969        106,207        107,773            4,949           6,187           7,753
    10          14,718        105,283        106,790        108,761            5,263           6,770           8,741
    15          24,546              0 (2)    108,932        113,786                0 (2)       8,912          13,766
    20          36,503              0        108,889        118,168                0           8,869          18,148
    25          51,051              0        104,983        120,145                0           4,963          20,125
    30          68,751              0              0 (2)    116,016                0               0 (2)      15,996
    35          90,286              0              0         71,096                0               0          11,076
    40         116,486              0              0         42,922                0               0           2,902

(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES
OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                                                 18

WHEN ARE CHARGES DEDUCTED?

We calculate and deduct the charges monthly from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

IF YOU MAKE ROUTINE PREMIUM PAYMENTS BY AUTOMATIC PAYROLL DEDUCTION, we generally will deduct the monthly Certificate Fund charges once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date DaimlerChrysler forwards the payroll deductions to us. We expect the Monthly Deduction Date to be near the first of the month.


DaimlerChrysler intends to forward automatic payroll deduction premium payments by the beginning of each month. But, even if DaimlerChrysler has not transferred the payroll deductions to us by the 45th day after the first day of any month, we will nevertheless deduct the month's Certificate Fund charges on the next Business Day following that 45th day.


If you make routine premium payments directly to Prudential, we will deduct the full monthly Certificate Fund charges on the first Business Day of each month.


WHAT ARE THE OTHER PRIMARY FEATURES OF THE PLAN?


The prospectus describes the standard features of the DaimlerChrysler Group Contract, including:


o    the free-look period

o    transfers between investment options

o    dollar cost averaging

o    more details on how loans work

o    how you can change future premium allocations among investment options

o    how paid-up coverage may be available

o    how your insurance could end (known as "lapsing")

o    reinstatement of your coverage

o    contestability rules

o    tax treatment of Certificate benefits

o    definitions of special terms

o    the Death Benefit

o    withdrawals

Please refer to the prospectus for information on these and other features of the DaimlerChrysler Group Contract. Your Enrollment Kit also explains key features of your plan.

WHOM DO I CONTACT TO MAKE A TRANSACTION?

You may contact the Prudential Customer Service Center at 1-800-354-6903 to obtain the proper forms.

WHAT ARE MY CANCELLATION RIGHTS?

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free look" period. You can ask for a refund by mailing the Certificate back to Prudential. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the A "FREE LOOK" PERIOD section of the prospectus for more details.

WHOM DO I CONTACT TO ANSWER MY OTHER QUESTIONS?

You may contact Prudential's Customer Service Center at 1-800-354-6903.

                       SUPPLEMENT DATED MAY 1, 1999
                      TO PROSPECTUS DATED MAY 1, 1999
                FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

                SPECIAL FEATURES OF THE GROUP CONTRACT FOR
                                   KPMG



THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1999 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT IS NOT A COMPLETE PROSPECTUS, AND MUST BE ACCOMPANIED BY THE PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND CERTAIN OTHER ASPECTS OF THE KPMG GROUP CONTRACT AND CERTIFICATES. IN THIS SUPPLEMENT, WE LIST THE 12 FUNDS THAT ARE AVAILABLE TO YOU UNDER THE KPMG GROUP CONTRACT AND CERTIFICATES.


Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.


ELIGIBILITY AND ENROLLMENT

WHO IS ELIGIBLE FOR COVERAGE?

Eligible Group Members for the Group Variable Universal Life Insurance are:

o All regular full-time active partners of KPMG and Subsidiaries or one of its affiliated companies.

o    Former partners who retire on or after April 5, 1999.


o Former partners who terminate employment after April 5, 1999 and elect to continue coverage on a Portable basis.


o Any KPMG partner who retired before April 5, 1999 but actively participated in the Cash Accumulation Account under the Group Flex Life Program on April 4, 1999 and elected to convert to the GVUL plan effective April 5, 1999.


We refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.



GL.99.599

COVERAGE INFORMATION

HOW MUCH COVERAGE MAY AN ELIGIBLE PARTNER BUY?

An eligible Partner will be automatically covered for a Face Amount of 6 times annual earnings (less incentive compensation), rounded to the nearest $100,000, up to a maximum of $2,500,000. You may elect to limit the maximum amount of coverage (but no less than $1,500,000), although any such amount must be rounded to the nearest $100,000.

In addition, an eligible Partner may choose to enroll for a Supplemental amount of coverage that will increase their Face Amount by one of the following:

o    $500,000

o    $1,000,000

o    $1,500,000

We require evidence of good health for all amounts of Supplemental coverage.


ARE DEPENDENTS ELIGIBLE FOR COVERAGE?

No.  Dependents are not covered under the KPMG Group Contract.


WHEN MUST I GIVE EVIDENCE OF GOOD HEALTH?

FOR CURRENT PARTNERS: If you choose to apply for Supplemental coverage, you will have to furnish evidence of good health. In addition, if you elect to limit your coverage to an amount less than 6 times your annual earnings (excluding incentive compensation) and you later wish to increase your coverage for any amount up to your allowable limit, you will need to furnish satisfactory evidence of good health for the requested increased amount of coverage.


ARE INCREASES IN COVERAGE AVAILABLE?

We may increase your coverage amounts (excluding Supplemental coverage) on each October 1st based on your annual earnings (less incentive compensation). We do not require evidence of good health for these increases.


WILL MY COVERAGE AMOUNT EVER DECREASE?

Your coverage amount will decrease only if you voluntarily choose to reduce it. The minimum that you can reduce it to is $1,500,000. But, if you decrease coverage and later seek additional coverage, we will require evidence of good health.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus. You should also get advice from a tax advisor.


DOES MY CERTIFICATE INCLUDE AN ACCELERATED DEATH BENEFIT PROVISION?

Yes. A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. You may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means the Participant has a life expectancy of 6 months or less.


AM I ENTITLED TO ADDITIONAL BENEFITS?


Yes. You are eligible for the Accelerated Death Benefit described above and for the Extended Death Protection During Total Disability described later in this supplement.



IS THERE A SUICIDE EXCLUSION?

No.  The KPMG Group Contract does not include a Suicide Exclusion.


WHAT ARE THE TERMS OF A POLICY LOAN?

AMOUNT AVAILABLE FOR BORROWING: You may borrow up to the Loan Value of your Certificate Fund (that is, your investment options). The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.
The minimum loan amount is $200.

INTEREST RATE: The net cost of the loan is equal to an annual rate of 2%.

See the LOANS section of the prospectus for more details.


PREMIUMS

HOW DO I PAY PREMIUMS?

KPMG will send routine premium payments to Prudential on a monthly basis. KPMG will also send partner-elected lump sum premium deposits to Prudential in July and November of each year.

Prudential will bill directly retirees, partners on an approved leave of absence, and partners who elect to continue portable coverage. They will send premium payments directly to Prudential.



MAY I MAKE ADDITIONAL PREMIUM PAYMENTS?

Yes. You may make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.


INVESTMENT OPTIONS

WHAT INVESTMENT OPTIONS ARE AVAILABLE?


THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.


Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives and principal strategies are as follows:


GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.


HIGH YIELD BOND PORTFOLIO: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.


MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.


PRUDENTIAL JENNISON PORTFOLIO: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.


SMALL CAPITALIZATION STOCK PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalization.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").



JANUS ASPEN SERIES



The portfolio of the Janus Aspen Series in which the Separate Account may currently invest and its investment objective are as follows:


WORLDWIDE GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers.


MFS(R) VARIABLE INSURANCE TRUST(sm)


The portfolio of the MFS Variable Insurance Trust in which the Separate Account may currently invest and its investment objective are as follows:


MFS BOND SERIES: Seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect shareholders' capital.


NEUBERGER BERMAN MANAGEMENT INC. ("NBMI")


The portfolio of the Neuberger Berman Advisers Management Trust ("AMT") in which the Separate Account may currently invest and its investment objective are as follows:


AMT PARTNERS PORTFOLIO: Seeks growth of capital. To pursue this goal, the portfolio invests mainly in common stocks of mid- to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for well-managed companies whose stock prices are believed to be undervalued.


T. ROWE PRICE VARIABLE FUNDS


The portfolios of the T. Rowe Price Equity Series, Inc. in which the Separate Account may currently invest and their investment objectives are as follows:


EQUITY INCOME PORTFOLIO: Seeks to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

NEW AMERICA GROWTH PORTFOLIO: Seeks to provide long-term growth of capital by investing primarily in common stocks of U.S. growth companies operating in service industries. The portfolio invests in stocks that range from large to small service companies expected by the fund's investment adviser to show superior earnings growth and that are above-average performers in their fields.


WARBURG PINCUS PORTFOLIOS


The portfolio of Warburg Pincus Trust II in which the Separate Account may currently invest and its investment objective are as follows:


GLOBAL FIXED INCOME PORTFOLIO: The goal of the Portfolio is total return consistent with prudent management, consisting of a combination of interest income, currency gains and capital appreciation. To achieve this goal, the
Portfolio: invests in U.S. and foreign fixed-income securities denominated in various currencies; favors investment-grade securities, but may diversify credit quality in pursuit of its goal; and makes investment decisions based on fundamental market factors, currency trends and credit quality.

FUND FEES AND EXPENSES
================================================================================
                                                                TOTAL FUND
                                   INVESTMENT                 ANNUAL EXPENSES
              FUNDS                MANAGEMENT      OTHER      (AFTER EXPENSE
                                      FEE        EXPENSES   REIMBURSEMENTS) (1)
----------------------------------------------- ---------- ---------------------
THE PRUDENTIAL SERIES FUND, INC.
 Global Portfolio (2)                 0.75%        0.11%            0.86%
 High Yield Bond Portfolio (2)        0.55%        0.03%            0.58%
 Money Market Portfolio (2)           0.40%        0.01%            0.41%
 Prudential Jennison Portfolio (2)    0.60%        0.03%            0.63%
 Small Capitalization Stock
   Portfolio (2)                      0.40%        0.07%            0.47%
 Stock Index Portfolio (2)            0.35%        0.02%            0.37%
----------------------------------------------- ---------- ---------------------
JANUS ASPEN SERIES
 Worldwide Growth Portfolio (3)       0.65%        0.07%            0.72%
----------------------------------------------- ---------- ---------------------
MFS(R)VARIABLE INSURANCE TRUST(sm)
 MFS Bond Series (4) (5)              0.60%        0.42%            1.02%
----------------------------------------------- ---------- ---------------------
NEUBERGER BERMAN ADVISORS
MANAGEMENT TRUST ("AMT") (6)
 AMT Partners Portfolio               0.78%        0.06%            0.84%
----------------------------------------------- ---------- ---------------------
T. ROWE PRICE VARIABLE FUNDS
 Equity Income Portfolio (7)          0.85%        0.00%            0.85%
 New America Growth Portfolio (7)     0.85%        0.00%            0.85%
----------------------------------------------- ---------- ---------------------
WARBURG PINCUS TRUST II
 Global Fixed Income Portfolio (8)    0.48%        0.51%            0.99%
=============================================== ========== =====================

(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) With respect to the Prudential Series Fund, Inc. portfolios, except for the Global Portfolio, Prudential reimburses a portfolio when its ordinary operating expenses, excluding taxes, interest, and brokerage commissions exceed 0.75% of the portfolio's average daily net assets. The amounts listed for the portfolios under Other Expenses are based on amounts incurred in the last fiscal year.

(3) All expenses are stated with contractual waivers and fee reductions by Janus Capital. Fee reductions for the Worldwide Growth Portfolio reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the other waivers and fee reductions until at least the next annual renewal of the advisory agreement. Without such waivers and fee reductions, the Total Fund Annual Expenses would have been: 0.74% for Worldwide Growth Portfolio.

(4) Each series in the MFS(R) Variable Insurance Trust(sm) has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

(5) MFS has agreed to bear expenses for this series, subject to reimbursement by this series, such that the series' "Other Expenses" shall not exceed the following percentage of the average daily net assets of the series during the current fiscal year: 0.40% for the Bond Series. The payments made by MFS on behalf of the series under this arrangement are subject to reimbursement by the series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the series to MFS computed and paid monthly at a percentage of the series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the series' "Other Expenses" will not exceed the percentage set forth above. The obligation of MFS to bear a series' "Other Expenses" pursuant to this arrangement and the series' obligation to pay the reimbursement fee to MFS, terminates on the earlier of the date on which payments made by the series equal the prior payment of such reimbursable expenses by MFS or December 31, 2004. Without such waivers and fee reductions, the Total Fund Annual Expenses would have been: 1.23% for Bond Series Portfolio.

(6) Neuberger Berman Advisers Management Trust is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. The figures reported under "Investment Management/ Administration Fees" include the aggregate of the administration fees paid by the Portfolio and the management fees paid by the corresponding Series. Similarly, the figures reported under "Other Expenses" include all other expenses of the Portfolio and its corresponding Series.

(7) The investment management fee for all portfolios in the T. Rowe Price Variable Funds includes the ordinary expenses of operating the Portfolios. Fees and expenses are for the year ended December 31, 1998.

(8) Absent the waiver of fees and reimbursement of expenses by the Warburg Pincus Trust II investment adviser and co-administrator, investment management fees would have equaled 1%, other expenses would have equaled 2.99% and total portfolio annual expenses would have equaled 3.99% for the Global Fixed Income Portfolio based on actual fees and expenses for the fiscal year ended December 31, 1998. Fee waivers and expense reimbursements or credits may be discontinued at any time.

FUND ADVISERS


Prudential is the investment adviser of each of the portfolios of the Prudential Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a service agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a subadvisory agreement with its wholly-owned subsidiary Jennison Associates LLC ("Jennison"), under which Jennison provides investment advisory services for the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC and Jennison are registered as investment advisers under the Investment Advisers Act of 1940.

Janus Capital Corporation ("Janus Capital") serves as the investment adviser and principal underwriter to Janus Aspen Series Worldwide Growth Portfolio. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

The investment adviser for the MFS(R) Variable Insurance Trust(sm) series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116. The principal underwriter of the series is MFS Fund Distributors, Inc.
located at 500 Boylston Street, Boston, Massachusetts 02116.

Neuberger Berman Management Inc. ("NBMI") serves as the investment manager of the Neuberger Berman Advisers Management Trust Partners Portfolio. NBMI's principal business address is 605 Third Avenue, New York, New York 10158-0180.

The investment manager for the T. Rowe Price Variable Funds is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Investment Services, Inc. serves as the principal underwriter of the portfolios.

The investment adviser for the Warburg Pincus Trust II is Warburg Pincus Asset Management, Inc. ("Warburg"). Warburg's principal business address is 466 Lexington Avenue, New York, New York 10017-3147. The principal underwriter of the portfolios is Counsellors Securities, Inc., a Warburg subsidiary, located at 466 Lexington Avenue, New York, New York 10017-
3147.

Please refer to your Enrollment Kit for further information on the Funds' past performance.

You may also allocate funds to our Fixed Account, which earns interest at a rate determined annually but guaranteed not to be less than 4%. As discussed in the prospectus, during the first 20 days following the Certificate Date, we will direct your premium payments to the Fixed Account.


CHANGES IN PERSONAL STATUS

WHAT HAPPENS IF I BECOME DISABLED?

If you become totally disabled prior to age 57 and are unable to pay premiums, you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 62, as long as you remain totally disabled.


CAN I CONTINUE COVERAGE WHEN I RETIRE?

You may continue your GVUL coverage when you retire. Your rates for coverage will depend upon your age. We will bill you for premium payments plus a direct bill charge of $3 per bill. Your Supplemental coverage ends at termination of employment, but may be converted to an individual policy.


CAN I CONTINUE COVERAGE IF I LEAVE THE COMPANY FOR REASONS OTHER THAN
RETIREMENT?

In addition to continuing coverage if you retire, you may continue coverage if you leave KPMG for any other reason. We refer to this as Portable coverage. Your rates for Portable coverage will depend upon your age based on the Plan's experience until the second policy anniversary after you leave the employment of KPMG. After that, you will be charged rates for coverage based on the experience of a Prudential portability pool. These rates will be higher than your active rates. We will bill you for premium payments plus a direct bill charge of $3 per bill. If the KPMG Group Contract terminates, you may nonetheless continue your Portable coverage.

Your Supplemental coverage ends at termination of employment. Supplemental coverage may be converted to an individual policy.


DOES MY COVERAGE END AT A CERTAIN AGE?

Yes. Your coverage will end at age 100. See the HOW PRUDENTIAL ISSUES CERTIFICATES section of the prospectus to see what options you have when your coverage ends.

WHAT HAPPENS IF THE GROUP CONTRACT IS TERMINATED?


Either KPMG or Prudential may terminate the KPMG Group Contract, although Prudential will only do so under certain conditions described in the prospectus. If the KPMG Group Contract is terminated, KPMG may replace it with another life insurance contract that, like the KPMG Group Contract, permits you to accumulate cash value. In that case, you will have the option of (i) transferring the value of your investment options less any loans, accrued interest, and outstanding charges to the new contract; or (ii) receiving that same amount in a lump sum payment.


If KPMG does not replace the KPMG Group Contract with a life insurance contract that permits you to accumulate cash value, then you will have the option of converting to a cash value individual life insurance policy, electing a paid-up life insurance policy in which no future premiums would be paid, or receiving a lump sum payment as previously described.

See the OPTIONS ON TERMINATION OF COVERAGE section of the prospectus.


CHARGES AND EXPENSES

WHAT ARE THE CHARGES?

The current charges under the KPMG Group Contract are as follows:

1. CHARGES FOR TAXES ON PREMIUM PAYMENTS. Prudential deducts a charge of 1.92% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 1.57%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2. DAILY CHARGES FOR MORTALITY AND EXPENSE RISKS. Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Fund(s) you select. This charge is to compensate Prudential for assuming mortality and expense risks.

   For KPMG, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3. DAILY CHARGES FOR INVESTMENT MANAGEMENT FEES AND EXPENSES. Each of the underlying mutual funds deducts investment management fees and expenses. They are described in THE FUNDS section of the prospectus.


4. MONTHLY CHARGES. Prudential deducts a monthly charge for the cost of insurance. We describe the calculation of this charge of the prospectus.


5. POSSIBLE ADDITIONAL CHARGES. Prudential will not charge for the first 12 transfers you make between investment options in a Certificate Year. But, if you make more than 12 transfers in a Certificate Year, Prudential will charge $20 per transfer. Also, while you will receive a statement detailing activity under your Certificate on a quarterly basis, such reports can be requested at any time for an additional fee. Prudential does not currently charge for other transactions, but reserves the right to do so in the future, as explained in the prospectus.

See the CHARGES AND EXPENSES section of the prospectus for more details.

WHEN MAY CHARGES CHANGE?


The prospectus lists the MAXIMUM charges that we may charge under the KPMG Group Contract. Under no circumstances will we exceed these charges. Within these maximums, we may vary the amount or level of charges. In general, we will not change these amounts more often than once a year. We will give you a new prospectus each year that shows any new charges. If we change the charges during a year, we will send you a notice of the change.



ILLUSTRATION OF DEATH BENEFITS AND CASH SURRENDER VALUES



On the next several pages, we show you two examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the KPMG Group Contract.


ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

o The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

o     The Face Amount of insurance under the Certificate is $1,000,000.

o The Participant paid a premium each year equal to $5,000 plus the current cost of insurance plus the current expenses.



ILLUSTRATION #1

In Illustration #1, we assumed that the CURRENT charges Prudential deducts would stay the same as long as the Certificate remains in effect. Accordingly, we assumed the following charges:

o The charge deducted from each premium payment for taxes on premium payments is 1.92%.

o     Prudential deducts no sales charge from premium payments.

o     Prudential deducts no processing charge from premium payments.

o     Each month, Prudential deducts no charge for administrative expenses.

o Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

o Prudential deducts the current cost of insurance charge under the KPMG Group Contract.

o     Prudential does not deduct a surrender charge.


ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of current charges, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made.

Here's what we assumed:

o The charge deducted from each premium payment for taxes on premium payments is 1.92%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

o     Prudential deducts a sales charge equal to 3.5% from each premium payment.

o     Prudential deducts a processing charge of $2 from each premium payment.

o     Each month, Prudential deducts a $6 charge for administrative expenses.

o Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

o The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioner's Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

o     Prudential deducts no surrender charge.



ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 12 Funds available under the Group Contract.

Each illustration shows four different assumptions about the investment performance - or "investment return" - of the Funds. The four different assumptions are:

o     gross annual rate of return is 0%

o     gross annual rate of return is 4.5%

o     gross annual rate of return is 9%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.


WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

o     The first column shows the Certificate Year.

o The second column gives you some context for comparing the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

o The next three columns show what the Death Benefit would be for each of the four investment return assumptions (0%, 4.5% and 9%).

o The last three columns show what the Cash Surrender Value would be for each ofh the four investment return assumptions (0%, 4.5% and 9%).

You should note that:

o     Both "gross" and "net" investment returns are shown.

o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

      - Fund investment management fees and other expenses were assumed to equal 0.72% per year, which was the average Fund expense in 1998.

      - For Illustration #1, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #1, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.17%, 3.33% and 7.83%.

      - For Illustration #2, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #2, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.62%, 2.88% and 7.38%.

o The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

o     We assumed no loans or partial withdrawals were taken.

o     Neither illustration reflects Dividends or Experience Credits.


IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.

                                                           ILLUSTRATION #1

                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                  SPECIFIED FACE AMOUNT: $1,000,000
                                                            ISSUE AGE 40
               ASSUME ANNUAL CONTRIBUTION OF $5,000 PLUS CURRENT COST OF INSURANCE AND CURRENT EXPENSES FOR ALL YEARS
                            USING CURRENT EXPENSE CHARGES AND CURRENT UNISMOKER COST OF INSURANCE CHARGES


                                       Death Benefit (1)                           Cash Surrender Value (1)
                            -----------------------------------------      -----------------------------------------
                             Assuming Hypothetical Gross (and Net)            Assuming Hypothetical Gross (and Net)
                                  Annual Investment Return of                      Annual Investment Return of
  End of      Premiums      -----------------------------------------      -----------------------------------------
Certificate  Accumulated      0% Gross      4.5% Gross      9% Gross         0% Gross      4.5% Gross     9% Gross
   Year     at 4% per year  (-1.17%) Net  (3.33% Net)     (7.83% Net)      (-1.17%) Net   (3.33% Net)   (7.83% Net)
 --------   ------------    ------------  -------------   -----------      ------------   ------------  ------------
     1           $7,007      $1,004,838     $1,005,093    $1,005,350            $4,838         $5,093        $5,350
     2           14,294       1,009,618      1,010,357     1,011,119             9,618         10,357        11,119
     3           21,873       1,014,343      1,015,795     1,017,339            14,343         15,795        17,339
     4           29,754       1,019,013      1,021,414     1,024,047            19,013         21,414        24,047
     5           37,951       1,023,628      1,027,221     1,031,280            23,628         27,221        31,280
     6           46,476       1,028,189      1,033,221     1,039,079            28,189         33,221        39,079
     7           55,342       1,032,697      1,039,421     1,047,489            32,697         39,421        47,489
     8           64,563       1,037,152      1,045,827     1,056,557            37,152         45,827        56,557
     9           74,152       1,041,555      1,052,446     1,066,336            41,555         52,446        66,336
    10           84,125       1,045,906      1,059,286     1,076,880            45,906         59,286        76,880
    15          140,302       1,066,911      1,097,058     1,143,355            66,911         97,058       143,355
    20          208,651       1,086,715      1,141,551     1,240,263            86,715        141,551       240,263
    25          291,807       1,105,388      1,193,963     1,381,536           105,388        193,963       381,536
    30          392,979       1,122,993      1,255,703     1,587,483           122,993        255,703       587,483
    35          516,070       1,139,593      1,328,430     1,887,712           139,593        328,430       887,712
    40          665,830       1,155,243      1,414,099     2,325,387           155,243        414,099     1,325,387

(1)  Assumes no loan or partial withdrawal has been made.

-    The illustrated Face Amount includes only Basis and Excess Coverage. The illustrated Face Amount does not include any
     Supplemental Coverage.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES
OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                                                 16

                                                           ILLUSTRATION #2

                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                  SPECIFIED FACE AMOUNT: $1,000,000
                                                            ISSUE AGE 40
               ASSUME ANNUAL CONTRIBUTION OF $5,000 PLUS CURRENT COST OF INSURANCE AND CURRENT EXPENSES FOR ALL YEARS
                                                  USING MAXIMUM CONTRACTUAL CHARGES


                                       Death Benefit (1)                           Cash Surrender Value (1)
                            -----------------------------------------      --------------------------------------------
                             Assuming Hypothetical Gross (and Net)            Assuming Hypothetical Gross (and Net)
                                  Annual Investment Return of                      Annual Investment Return of
  End of      Premiums      -----------------------------------------      --------------------------------------------
Certificate Accumulated     0% Gross      4.5% Gross     9% Gross          0% Gross        4.5% Gross        9% Gross
   Year     at 4% per year (-1.62%) Net   (2.88% Net)   (7.38% Net)        (-1.62%) Net    (2.88% Net)     (7.38% Net)
 --------   -------------  -----------    -----------   ------------       ------------    -----------     ------------
     1          $7,007      $1,001,509     $1,001,679     $1,001,850          $1,509           $1,679           $1,850
     2          14,294       1,002,592      1,002,995      1,003,416           2,592            2,995            3,416
     3          21,873       1,003,226      1,003,907      1,004,645           3,226            3,907            4,645
     4          29,754       1,003,382      1,004,365      1,005,474           3,382            4,365            5,474
     5          37,951       1,003,030      1,004,319      1,005,834           3,030            4,319            5,834
     6          46,476       1,002,141      1,003,716      1,005,651           2,141            3,716            5,651
     7          55,342       1,000,694      1,002,509      1,004,855             694            2,509            4,855
     8          64,563               0 (2)  1,000,643      1,003,361               0 (2)          643            3,361
     9          74,152               0              0 (2)  1,001,062               0                0 (2)        1,062
    10          84,125               0              0              0 (2)           0                0                0 (2)
    15         140,302               0              0              0               0                0                0
    20         208,651               0              0              0               0                0                0
    25         291,807               0              0              0               0                0                0
    30         392,979               0              0              0               0                0                0
    35         516,070               0              0              0               0                0                0
    40         665,830               0              0              0               0                0                0

(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

-    The illustrated Face Amount includes only Basis and Excess Coverage. The illustrated Face Amount does not include any
     Supplemental Coverage.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES
OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                                                 17

WHEN ARE CHARGES DEDUCTED?

We calculate and deduct the charges monthly from your Certificate Fund, depending upon whether you make routine premium payments to KPMG or directly to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

IF YOU MAKE ROUTINE PREMIUM PAYMENTS THROUGH KPMG, we generally will deduct the monthly Certificate Fund charges once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date KPMG forwards premium payments to us. We expect the Monthly Deduction Date to be near the first of the month.


KPMG intends to forward premium payments by the beginning of each month. But, even if KPMG has not transferred premium payments to us by the 45th day after the first day of any month, we will nevertheless deduct the month's Certificate Fund charges on the next Business Day following that 45th day.


IF YOU MAKE ROUTINE PREMIUM PAYMENTS DIRECTLY TO PRUDENTIAL, we will deduct the full monthly Certificate Fund charges on the first Business Day of each Month.


WHAT ARE THE OTHER PRIMARY FEATURES OF THE PLAN?


The prospectus describes the standard features of the KPMG Group Contract, including:

o     the "free-look" period


o     transfers between investment options

o     dollar cost averaging

o     more details on how loans work

o     how you can change future premium allocations among investment options

o     how paid-up coverage may be available

o     how your insurance could end (known as "lapsing")

o     reinstatement of your coverage

o     contestability rules

o     tax treatment of Certificate benefits

o     definitions of special terms

o     the Death benefit

o     withdrawals

Please refer to the prospectus for information on these and other features of the KPMG Group Contract. Your Enrollment Kit also explains key features of your plan.


WHOM DO I CONTACT TO MAKE A TRANSACTION?

You may contact the Prudential Customer Service Center at 1-800-562-9874 to obtain the proper forms.


WHAT ARE MY CANCELLATION RIGHTS?


You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free-look" period. You can ask for a refund by mailing the Certificate back to Prudential. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the A "FREE-LOOK" PERIOD section of the prospectus for more details.



WHOM DO I CONTACT TO ANSWER MY OTHER QUESTIONS?

You may contact Prudential's Customer Service Center at 1-800-562-9874.

                         SUPPLEMENT DATED MAY 1, 1999
                       TO PROSPECTUS DATED MAY 1, 1999
                 FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 1999 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT IS NOT A COMPLETE PROSPECTUS, AND MUST BE ACCOMPANIED BY THE PROSPECTUS.

THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which you may currently invest and their investment objectives and principal strategies are as follows:

DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

EQUITY INCOME PORTFOLIO: The investment objective is both current income and capital appreciation. The Portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") or the NYSE Composite Index.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a total investment return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.


GL.99.596

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations that mature in 13 months or less.

PRUDENTIAL JENNISON PORTFOLIO: The investment objective is to achieve long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").

FRANKLIN TEMPLETON

The Class 2 portfolio of the Templeton Variable Products Series Fund in which you may currently invest and its investment objective are as follows:

TEMPLETON INTERNATIONAL FUND: The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including emerging markets.

KEMPER VARIABLE SERIES

The portfolio of Kemper Variable Series in which you may currently invest (the "Kemper Series") and its investment objective are as follows:

HIGH YIELD PORTFOLIO: Seeks to provide a high level of current income by investing in lower rated fixed-income securities.

JANUS ASPEN SERIES

The portfolios of the Janus Aspen Series in which you may currently invest and their investment objectives are as follows:

GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

INTERNATIONAL GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of issuers located outside the United States.

LAZARD RETIREMENT SERIES, INC.

The portfolio of the Lazard Retirement Series, Inc. in which you may currently invest and its investment objective are as follows:

LAZARD RETIREMENT SMALL CAP PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies in the range of the Russell 2000 Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

MFS(R) VARIABLE INSURANCE TRUST(SM)

The portfolio of the MFS Variable Insurance Trust in which you may currently invest and its investment objective are as follows:

MFS RESEARCH SERIES: Seeks to provide long-term growth of capital and future income.

T. ROWE PRICE VARIABLE FUNDS

The portfolios of the T. Rowe Price Equity Series, Inc., in which you may currently invest and their investment objectives are as follows:

EQUITY INCOME PORTFOLIO: Seeks to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

NEW AMERICA GROWTH PORTFOLIO: Seeks to provide long-term growth of capital by investing primarily in common stocks of U.S. growth companies operating in service industries. The portfolio invests in stocks that range from large to small service companies expected by the fund's investment adviser to show superior earnings growth and that are above-average performers in their fields.

FUND FEES AND EXPENSES

================================================================================
                                                               TOTAL FUND
                                 INVESTMENT                    ANNUAL EXPENSES
             FUNDS               MANAGEMENT   12B-1   OTHER   (AFTER EXPENSE
                                    FEE       FEES  EXPENSES  REIMBURSEMENTS)(1)
--------------------------------------------------------------------------------

THE PRUDENTIAL SERIES FUND, INC.
 Diversified Bond Portfolio (2)     0.40%       -     0.02%        0.42%
 Equity Portfolio (2)               0.45%       -     0.02%        0.47%
 Equity Income Portfolio (2)        0.40%       -     0.02%        0.42%
 Flexible Managed Portfolio (2)     0.60%       -     0.01%        0.61%
 Global Portfolio (2)               0.75%       -     0.11%        0.86%
 Money Market Portfolio (2)         0.40%       -     0.01%        0.41%
 Prudential Jennison Portfolio (2)  0.60%       -     0.03%        0.63%
 Stock Index Portfolio (2)          0.35%       -     0.02%        0.37%

FRANKLIN(R) TEMPLETON(R):
TEMPLETON VARIABLE PRODUCTS
SERIES FUND (CLASS 2 SHARES)
 Templeton International Fund (3)   0.69%     0.25%   0.17%        1.11%

JANUS ASPEN SERIES
 Growth Portfolio (4)               0.65%       -     0.03%        0.68%
 International Growth Portfolio (4) 0.66%       -     0.20%        0.86%

KEMPER VARIABLE SERIES
 High Yield Portfolio               0.60%       -     0.05%        0.65%

LAZARD RETIREMENT SERIES, INC.
 Small Cap Portfolio (5)            0.75%     0.25%   0.25%        1.25%

MFS(R) VARIABLE INSURANCE TRUST(SM)
 MFS Research Series (6)            0.75%       -     0.11%        0.86%

T. ROWE PRICE VARIABLE FUNDS
 Equity Income Portfolio (7)        0.85%       -     0.00%        0.85%
 New America Growth Portfolio (7)   0.85%       -     0.00%        0.85%

================================================================================

(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) With respect to the Prudential Series Fund, Inc. portfolios, except for the Global Portfolio, Prudential reimburses a portfolio when its ordinary operating expenses, excluding taxes, interest, and brokerage commissions exceed 0.75% of the portfolio's average daily net assets. The amounts listed for the portfolios under Other Expenses are based on amounts incurred in the last fiscal year.

(3) Class 2 of the Templeton Variable Product Series Templeton International Fund has a distribution plan or "Rule 12b-1 Plan" which is described in the Fund's prospectus.
    Expenses may vary.

(4) All expenses are stated with contractual waivers and fee reductions by Janus Capital. Fee reductions for the Growth and International Growth Portfolios reduce the Management Fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the other waivers and fee reductions until at least the next annual renewal of the advisory agreement. Without such waivers and fee reductions, the Total Fund Annual Expenses would have been: 0.75% for Growth and 0.95% for International Growth Portfolios.

(5) Lazard Asset Management, the Fund's Investment Manager, agrees to reimburse the Small Cap Portfolio through December 31, 1999 to the extent Total Fund Annual Expenses exceed 1.25% of the Portfolio's average daily net assets. Absent such an agreement with the Investment Manager, the actual Total Fund Annual Expenses for the year ended December 31, 1998 would have been 16.20% for the Small Cap Portfolio.

(6) Each MFS(R) Variable Insurance Trust(sm) series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

(7) The investment management fee for the Equity Income Portfolio and the New America Growth Portfolio in the T. Rowe Price Variable Funds includes the ordinary expenses of operating the Portfolios. Fees and expenses are for the year ended December 31, 1998.

FUND ADVISERS

Prudential is the investment adviser of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a service agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a subadvisory agreement with its wholly-owned subsidiary Jennison Associates LLC ("Jennison"), under which Jennison provides investment advisory services for the Prudential

Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC and Jennison are registered as investment advisers under the Investment Advisers Act of 1940.


Templeton Investment Counsel, Inc. ("TICI") serves as the investment manager for the Templeton Variable Products Series (Class 2 Shares) International Fund. TICI is a Florida corporation with offices at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. The principal underwriter of the Fund is Franklin Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

The asset manager of the Kemper Variable Series is Scudder Kemper Investments, Inc. ("Scudder Kemper"). Scudder Kemper's principal business address is Two International Place, Boston, Massachusetts 02110-4103.

Janus Capital Corporation ("Janus Capital") serves as the investment adviser and principal underwriter to the Janus Aspen Series. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

Lazard Asset Management is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, serves as the investment manager and principal underwriter to the Lazard Retirement Series, Inc. Lazard Freres' principal business address is 30 Rockefeller Plaza, New York, New York 10112.

The investment adviser for the MFS(R) Variable Insurance Trust(sm) is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116. The principal underwriter of the series is MFS Fund Distributors, Inc.
located at 500 Boylston Street, Boston, Massachusetts 02116.

The investment manager for T. Rowe Price Variable Funds is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Investment Services, Inc. serves as the principal underwriter of the portfolios.

CERTAIN FUNDS HAVE INVESTMENT OBJECTIVES AND POLICIES CLOSELY RESEMBLING THOSE OF MUTUAL FUNDS WITHIN THE SAME COMPLEX THAT ARE SOLD DIRECTLY TO INDIVIDUAL INVESTORS. DESPITE SUCH SIMILARITIES, THERE CAN BE NO ASSURANCE THAT THE INVESTMENT PERFORMANCE OF ANY SUCH FUND WILL RESEMBLE THAT OF ITS RETAIL FUND COUNTERPART.

YOU WILL RECEIVE A PROSPECTUS FOR EACH AVAILABLE FUND. THAT PROSPECTUS WILL DESCRIBE THE FUND, ITS INVESTMENT OBJECTIVE AND STRATEGIES, ITS RISKS, AND ITS MANAGEMENT FEES AND OTHER EXPENSES. YOU SHOULD READ THE FUND PROSPECTUSES TOGETHER WITH THIS PROSPECTUS AND SUPPLEMENT. AS WITH ALL MUTUAL FUNDS, A FUND MAY NOT MEET ITS INVESTMENT OBJECTIVE. SUBJECT TO APPLICABLE LAW, PRUDENTIAL MAY STOP OFFERING ONE OR MORE FUNDS OR MAY SUBSTITUTE A DIFFERENT MUTUAL FUND FOR ANY FUND.

EACH FUND HAS PROVIDED PRUDENTIAL WITH INFORMATION ABOUT ITS MANAGEMENT FEES AND OTHER EXPENSES. EXCEPT FOR THE SERIES FUND, PRUDENTIAL HAS NOT VERIFIED THAT INFORMATION INDEPENDENTLY.

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES

On the next several pages, we show you two examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of your Group Contract.


ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

o The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

o    The Face Amount of insurance under the Certificate is $100,000.

o The Participant paid a premium of $1,200 when the Certificate was first issued. He or she pays the same premium amount each year on the Certificate Anniversary.


ILLUSTRATION #1

In Illustration #1, we assumed that the CURRENT CHARGES Prudential deducts would stay the same as long as the Certificate remains in effect. Accordingly, we assumed the following charges:

o The charge deducted from each premium payment for taxes on premium payments is 2.6%.

o    Prudential deducts no sales charge from premium payments.

o    Prudential deducts no processing charge from premium payments.

o    Each month, Prudential deducts a $3 charge for administrative expenses.

o Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

o    Prudential does not deduct a surrender charge.

o The Participant has current standardized cost of insurance charges from the following table, which is excerpted from Table I under Section 79 of the Internal Revenue Code:

                             MONTHLY CURRENT COST
                              OF INSURANCE RATES


                            AGE       RATE PER THOUSAND
                                         DOLLARS OF
                                          INSURANCE
                          --------        ---------

                          40 to 44          $0.17
                          45 to 49          $0.29
                          50 to 54          $0.48
                          55 to 59          $0.75
                          60 to 64          $1.17
                          65 to 69          $2.10
                          70 to 79          $3.76

ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of current charges, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made.

Here's what we assumed:

o The charge deducted from each premium payment for taxes on premium payments is 2.6%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

o    Prudential deducts a sales charge equal to 3.5% from each premium payment.

o    Prudential deducts a processing charge of $2 from each premium payment.

o    Each month, Prudential deducts a $6 charge for administrative expenses.

o Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

o The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioner's Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

o Prudential deducts a charge upon surrender equal to the lesser of $20 or 2% of the amount surrendered.

ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 16 Funds available under the Group Contract.

Each illustration shows three different assumptions about the investment performance - or "investment return" - of the Funds. The three different assumptions are:

o    gross annual rate of return is 0%

o    gross annual rate of return is 4.5%

o    gross annual rate of return is 9%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

o    The first column shows the Certificate Year.

o The second column gives you some context for comparing the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

o The next three columns show what the Death Benefit would be for each of the four investment return assumptions (0%, 4.5% and 9%).

o The last three columns show what the Cash Surrender Value would be for each of the four investment return assumptions (0%, 4.5% and 9%).

You should note that:

o    Both "gross" and "net" investment returns are shown.

o "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

o "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

     - Fund investment management fees and other expenses were assumed to equal 0.71% per year, which was the average Fund expense in 1998.

     - For Illustration #1, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #1, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.16%, 3.34% and 7.84%.

     - For Illustration #2, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #2, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.61%, 2.89% and 7.39%.

o The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

o    We assumed no loans or partial withdrawals were taken.

o    Neither illustration reflects Dividends or Experience Credits.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.

                                                           ILLUSTRATION #1

                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40
                                       ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                                                    USING CURRENT EXPENSE CHARGES


                                        Death Benefit (1)                             Cash Surrender Value (1)
                            -------------------------------------------      --------------------------------------------
                               Assuming Hypothetical Gross (and Net)            Assuming Hypothetical Gross (and Net)
                                    Annual Investment Return of                      Annual Investment Return of
  End of     Premiums       -------------------------------------------      --------------------------------------------
Certificate Accumulated      0% Gross       4.5% Gross       9% Gross         0% Gross       4.5% Gross       9% Gross
   Year     at 4% per year  (-1.16%) Net   (3.34% Net)      (7.84% Net)      (-1.16%) Net    (3.34% Net)     (7.84% Net)
 --------   --------------  ------------   -------------    -----------      ------------    ------------    ------------
     1           $1,248        $100,917        $100,964       $101,010              $917            $964          $1,010
     2            2,546         101,823         101,959        102,100             1,823           1,959           2,100
     3            3,896         102,718         102,988        103,275             2,718           2,988           3,275
     4            5,300         103,604         104,051        104,542             3,604           4,051           4,542
     5            6,760         104,479         105,150        105,908             4,479           5,150           5,908
     6            8,278         105,200         106,139        107,232             5,200           6,139           7,232
     7            9,857         105,914         107,161        108,659             5,914           7,161           8,659
     8           11,499         106,619         108,217        110,199             6,619           8,217          10,199
     9           13,207         107,316         109,309        111,858             7,316           9,309          11,858
    10           14,984         108,004         110,437        113,648             8,004          10,437          13,648
    15           24,989         110,224         115,426        123,548            10,224          15,426          23,548
    20           37,163         110,744         119,543        136,011            10,744          19,543          36,011
    25           51,974         108,788         121,653        151,118             8,788          21,653          51,118
    30           69,994               0 (2)     118,066        166,351                 0 (2)      18,066          66,351
    35           91,918               0         102,999        176,429                 0           2,999          76,429
    40          118,592               0               0 (2)    191,128                 0               0 (2)      91,128

(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES
OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                                                 T1

                                                           ILLUSTRATION #2

                                         GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                                                   SPECIFIED FACE AMOUNT: $100,000
                                                            ISSUE AGE 40
                                       ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                                                  USING MAXIMUM CONTRACTUAL CHARGES


                                        Death Benefit (1)                             Cash Surrender Value (1)
                            -------------------------------------------      --------------------------------------------
                               Assuming Hypothetical Gross (and Net)            Assuming Hypothetical Gross (and Net)
                                    Annual Investment Return of                      Annual Investment Return of
  End of     Premiums       -------------------------------------------      --------------------------------------------
Certificate Accumulated      0% Gross      4.5% Gross     9% Gross         0% Gross      4.5% Gross        9% Gross
   Year     at 4% per year  (-1.61%) Net   (2.89% Net)   (7.39% Net)       (-1.61%) Net  (2.89% Net)     (7.39% Net)
  -------   ------------    ------------   -----------   ------------      ----------    ------------    -------------
     1           $1,248        $100,566      $100,603       $100,641            $555            $591             $628
     2            2,546         101,084       101,184        101,288           1,064           1,164            1,268
     3            3,896         101,549       101,736        101,936           1,529           1,716            1,916
     4            5,300         101,959       102,256        102,584           1,939           2,236            2,564
     5            6,760         102,314       102,740        103,226           2,294           2,720            3,206
     6            8,278         102,607       103,181        103,859           2,587           3,161            3,839
     7            9,857         102,838       103,577        104,478           2,818           3,557            4,458
     8           11,499         103,006       103,921        105,079           2,986           3,901            5,059
     9           13,207         103,104       104,209        105,656           3,084           4,189            5,636
    10           14,984         103,129       104,431        106,200           3,109           4,411            6,180
    15           24,989         101,818       104,091        107,908           1,798           4,071            7,888
    20           37,163               0 (2)         0 (2)    106,152               0 (2)           0 (2)        6,132
    25           51,974               0             0              0 (2)           0               0                0 (2)
    30           69,994               0             0              0               0               0                0
    35           91,918               0             0              0               0               0                0
    40          118,592               0             0              0               0               0                0

(1)  Assumes no loan or partial withdrawal has been made.

(2)  Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE
DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND
STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM
THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE
AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES
OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                                                 T2

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

The Prudential Insurance Company of America ("Prudential") represents that the fees and charges deducted under the Group Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation.

New Jersey, being the state of organization of Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (8)(ii) of Post-Effective Amendment No. 12 to Form N-4, Registration No. 33-25434, filed April 30, 1997, on behalf of the Prudential Individual Variable Contract Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.

Version 1 of the prospectus consisting of 171 pages; version 2 of the prospectus consisting of 168 pages; version 3 of the prospectus consisting of 132 pages; version 4 of the prospectus consisting of 126 pages; version 5 of the prospectus consisting of 20 pages; version 6 of the prospectus consisting of 19 pages; and version 7 of the prospectus consisting of 12 pages.

The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:


   1.  PricewaterhouseCoopers LLP, independent accountants.
   2.  Clifford E. Kirsch, Esq.

   3.  Stuart L. Liebeskind, FSA, MAAA.

The following exhibits:

      1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

            A. (1) Resolutions of Board of Directors of The Prudential Insurance Company of America:

                    (a) Resolution establishing The Prudential Variable Contract Account GI-2. (Note 2)

                    (b) Amendment to the Resolution proposing investment in unaffiliated mutual funds for the Prudential Variable Contract Account GI-2. (Note 6)

               (2)  Not Applicable.

               (3)  Distribution Contracts:

                    (a) Distribution Agreement between Prudential Investment Management Services LLC and The Prudential Insurance Company of America. (Note 7)

                    (b) Proposed form of Agreement between Prudential Investment Management Services LLC and independent brokers with respect to the Sale of the Group Contracts and Certificates. (Note 6)

                    (c)  Schedule of Sales Commissions. (Note 6)

                    (d)  Representative Fund Participation Agreements. (Note 8)

               (4)  Not Applicable.

               (5)  (a)  Group Contract. (Note 7)

                    (b)  Individual Certificate. (Note 7)

               (6)  (a)  Charter of The Prudential Insurance Company of America,
                         as amended November 14, 1995. (Note 3)

                    (b) By-laws of The Prudential Insurance Company of America, as amended April 8, 1997. (Note 4)

               (7)  Not Applicable.

               (8)  Not Applicable.

               (9)  Not Applicable.

               (10) (a)  Application Form for Group Contract. (Note 2)

                    (b)  Enrollment Form for Certificate. (Note 6)

                    (c) Form of Investment Division Allocation Supplement. (Note 6)

      2. Opinion and Consent of Thom Jackson, Esq. as to the legality of the securities being registered. (Note 1)

      3.    None.

      4.    Not Applicable.

      5.    Not Applicable.

      6. Opinion and Consent of Stuart L. Liebeskind, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

      7.    Powers of Attorney. (Note 9)

      8. Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii) (Note 5)

(Note 1)  Filed herewith.

(Note 2) Incorporated by reference to Registrant's Form S-6, filed February 16, 1996.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-1, Registration No. 33-20083, filed April 9, 1997, on behalf of The Prudential Variable Contract Real Property Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4, Registration No. 33-25434, filed April 30, 1997, on behalf of The Prudential Individual Variable Contract Account.

(Note 5) Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed August 22, 1996.

(Note 6) Incorporated by reference to Pre-Effective Amendment No. 2 to this Registration Statement, filed January 27, 1997.

(Note 7) Incorporated by reference to Pre-Effective Amendment No. 3 to this Registration Statement, filed April 29, 1997.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed May 14, 1997.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 10 to Form S-1, Registration No. 33-20083, filed April 9, 1998 on behalf of The Prudential Variable Contract Real Property Account, and to Post-Effective Amendment No. 4 for Form N-4, Registration No. 333-23271, filed February 23, 1999, on behalf of The Prudential Discovery Select Group Variable Contract Account.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Prudential Variable Contract Account GI-2, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the Registrant's most recent post-effective amendment and has caused this Registration Statement to be signed on its behalf by the undersigned hereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 30th day of April, 1999.


(Seal)              THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
                                    (Registrant)

                   By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                     (Depositor)


Attest:  /s/ Karen David-Chilowicz
         ------------------------------
         Karen David-Chilowicz
         Director, Prudential Group Life Insurance


By:      /s/ Stuart L. Liebeskind
         ------------------------------
         Stuart L. Liebeskind, FSA, MAAA
         Vice President and Assistant Actuary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 30th day of April, 1999.


                               SIGNATURE AND TITLE
                               -------------------

/s/ *
--------------------------------------
Arthur F. Ryan
Chairman of the Board, President and
Chief Executive Officer

/s/ *
--------------------------------------
Anthony S. Piszel
Vice President and Controller
(Chief Accounting Officer)

/s/ *
--------------------------------------
Richard J. Carbone
Senior Vice President and
Principal Financial Officer

/s/ *                                      *By: /s/ C. Christopher Sprague
--------------------------------------          --------------------------------
Franklin E. Agnew                               C. Christopher Sprague
Director                                        (Attorney-in-Fact)

/s/ *
--------------------------------------
Frederick K. Becker
Director

/s/ *
--------------------------------------
Gilbert F. Casellas
Director

/s/ *
--------------------------------------
James G. Cullen
Director

/s/ *
--------------------------------------
Carolyne K. Davis
Director

/s/ *
--------------------------------------
Roger A. Enrico
Director

/s/ *
--------------------------------------
Allan D. Gilmour
Director

/s/ *
--------------------------------------
William H. Gray, III
Director

/s/ *
--------------------------------------
Jon F. Hanson
Director

/s/ *
--------------------------------------
Glen H. Hiner, Jr.
Director

/s/ *                                       *By:   /s/ C. Christopher Sprague
--------------------------------------             -----------------------------
Constance J. Horner                                C. Christopher Sprague
Director                                           (Attorney-in-Fact)

/s/ *
--------------------------------------
Gaynor N. Kelley
Director

/s/ *
--------------------------------------
Burton G. Malkiel
Director

/s/ *
--------------------------------------
Ida F. S. Schmertz
Director

/s/ *
--------------------------------------
Charles R. Sitter
Director

/s/ *
--------------------------------------
Donald L. Staheli
Director

/s/ *
--------------------------------------
Richard M. Thomson
Director

/s/ *
--------------------------------------
James A. Unruh
Director

/s/ *
--------------------------------------
P. Roy Vagelos, M.D.
Director

/s/ *
--------------------------------------
Stanley C. Van Ness
Director


/s/ *
--------------------------------------
Paul A. Volcker
Director

/s/ *
--------------------------------------
Joseph H. Williams
Director

                                  EXHIBIT INDEX


       Consent of PricewaterhouseCoopers LLP, independent              Page II-6
       accountants

3.     Opinion and Consent of Clifford E. Kirsch, Esq. as to the       Page II-7
       legality of the security registered

6.     Opinion and Consent of Stuart L. Liebeskind, FSA, MAA           Page II-8
       as to actuarial matining to the securities being registered.

                       Consent of Independent Accountants



We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 4 to the registration statement on Form S-6 (the "Registration Statement") of our report dated March 26, 1999, relating to the financial statements of the Prudential Variable Contract Account GI-2, which appears in such Prospectus.

We also consent to the use in the Prospectus constituting part of this Registration Statement of our report dated February 26, 1999, relating to the consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries, which appears in such Prospectus.

We also consent to the reference to us under the heading "Experts" in the Prospectus.



PricewaterhouseCoopers LLP

New York, New York
April 23, 1999